                                                       Registration Nos. 2-11101
                                                                         811-242
                          - - - - - - - - - - - - - - -
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                          - - - - - - - - - - - - - - -
                                    FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

                         Pre-Effective Amendment No. ____               [ ]


                         Post-Effective Amendment No. 109               [X]
                                       and


            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY         [X]
                                   ACT OF 1940


                                 Amendment No. 43                       [X]


                        (Check appropriate box or boxes)
                          - - - - - - - - - - - - - - -
                           NEW ENGLAND FUNDS TRUST II
               (Exact Name of Registrant as Specified in Charter)

                399 Boylston Street, Boston, Massachusetts 02116
          (Address of Principal Executive Offices, including Zip Code)

                                 (617) 578-1388
              (Registrant's Telephone Number, including Area Code)
                          - - - - - - - - - - - - - - -
                             John E. Pelletier, Esq.
                             New England Funds, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

                                    Copy to:
                            Edward A. Benjamin, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110
                          - - - - - - - - - - - - - - -

It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on (date) pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           NEW ENGLAND FUNDS TRUST II
              (Prospectus and Statement of Additional Information)

                              CROSS-REFERENCE SHEET

                           Items required by Form N-1A

 Item No. of
  Form N-1A                              Caption in Prospectus
  ---------                              ---------------------
     1   . . . . .       Cover page

     2   . . . . .       Schedule of Fees

     3   . . . . .       Financial Highlights

     4   . . . . .       Cover page; Additional Facts About the Funds;
                         Investment Objectives; How the Funds Pursue Their
                         Objectives; Fund Investments; Investment Risks

     5   . . . . .       Fund Management; Additional Facts About the Funds

     5A  . . . . .       None

     6   . . . . .       Cover page; Additional Facts About the Funds; Buying
                         Fund Shares; Owning Fund Shares; Income Tax
                         Considerations

     7   . . . . .       Cover page; Schedule of Fees; Buying Fund Shares;
                         Owning Fund Shares; Selling Fund Shares; How Fund
                         Share Price is Determined; Fund Management

     8   . . . . .       Selling Fund Shares; Exchanging Among New England Funds

     9   . . . . .       None

 Item No. of                            Caption in Statement of
  Form N-1A                             Additional Information
  ---------                              ---------------------
     10  . . . . .       Cover page

     11  . . . . .       Table of Contents

     12  . . . . .       Description of the Trusts and Ownership of Shares

     13  . . . . .       Miscellaneous Investment Practices; Investment
                         Restrictions

     14  . . . . .       Management of the Trusts

     15  . . . . .       Fund Charges and Expenses; Management of the Trusts

     16  . . . . .       Fund Charges and Expenses; Management of the Trusts

     17  . . . . .       Fund Charges and Expenses; Portfolio Transactions and
                         Brokerage

     18  . . . . .       Description of the Trusts and Ownership of Shares

     19  . . . . .       How to Buy Shares; Net Asset Value and Public Offering
                         Price; Reduced Sales Charges; Shareholder Services;
                         Redemptions

     20  . . . . .       Income Dividends, Capital Gain Distributions and Tax
                         Status

     21  . . . . .       Fund Charges and Expenses; Management of the Trusts

     22  . . . . .       Performance Criteria (in Prospectus); Investment
                         Performance of the Funds; Standard Performance Measures

     23  . . . . .       Financial Statements

[Logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

NEW ENGLAND CAPITAL GROWTH FUND
NEW ENGLAND BALANCED FUND
NEW ENGLAND GROWTH FUND
NEW ENGLAND INTERNATIONAL EQUITY FUND
NEW ENGLAND VALUE FUND
NEW ENGLAND GROWTH OPPORTUNITIES FUND
NEW ENGLAND EQUITY INCOME FUND

PROSPECTUS AND APPLICATION -- MAY 1, 1998

FOR GENERAL INFORMATION ON THE FUNDS OR ANY OF THEIR SERVICES AND FOR ASSISTANCE IN OPENING AN ACCOUNT, CONTACT YOUR INVESTMENT DEALER OR CALL THE DISTRIBUTOR TOLL FREE AT: 1-800-225-5478.

New England Capital Growth Fund, New England Balanced Fund, New England Growth Fund, New England International Equity Fund and New England Value Fund, each a series of New England Funds Trust I, New England Growth Opportunities Fund, a series of New England Funds Trust II, and New England Equity Income Fund, a series of New England Funds Trust III, are separate mutual funds (the "Funds" and each a "Fund"). New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in this Prospectus as the "Trusts."


Each Fund offers three classes of shares to the general public (Classes A, B and C), except as described in the next paragraph. The offering price is based on the net asset value per share next determined after an order is received. Class A share purchases generally involve a sales charge at the time of purchase. No initial sales charge applies to Class B or Class C share purchases. A contingent deferred sales charge (a "CDSC"), however, is imposed upon certain redemptions of Class B and Class C shares. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares do not have a conversion feature. Class B and Class C shares bear higher annual 12b-1 fees than Class A shares. See "Buying Fund Shares -- Sales Charges." Through a separate Prospectus, each Fund, except as described in the next paragraph, also offers an additional class of shares, Class Y shares, to certain institutional investors. To obtain more information about Class Y shares, please call New England Funds, L.P. (the "Distributor") toll-free at 1-800-225-5478.


New England Growth Fund currently offers only Class A and Class B shares, but may at a later date offer Class C shares to the general public and/or Class Y shares to certain institutional investors. If and when New England Growth Fund offers such additional classes of shares for sale, the Fund will supplement its Prospectus.

This Prospectus sets forth information you should know before investing in the Funds. Please read it carefully and keep it for future reference. A statement of additional information in two parts (the "Statement") about the Funds dated May 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to New England Funds, L.P., SAI Fulfillment Desk, 399 Boylston Street, Boston, MA 02116, or call toll free at 1-800-225-5478. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement, materials incorporated by reference and other information regarding each of the Funds. The Statement contains more detailed information about the Funds and is incorporated into this Prospectus by reference.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
                               TABLE OF CONTENTS
-------------------------------------------------------------------------------

Page
      FUND EXPENSES AND FINANCIAL INFORMATION
   1  Schedule of Fees                              Sales charges, yearly
   3  Financial Highlights                          operating expenses.
                                                    Historical information on
                                                    the Funds' performance.
-------------------------------------------------------------------------------
      INVESTMENT STRATEGY
  13  Investment Objectives                         The investment goal for

  13  Nvest Companies and the                       each Fund.
        Funds' Advisers and Subadvisers

  14  How the Funds Pursue Their Objectives
  14  Fund Investments
-------------------------------------------------------------------------------
  16  INVESTMENT RISKS                              It is important to
                                                    understand the risks
                                                    inherent in a Fund before
                                                    you invest.
-------------------------------------------------------------------------------
  23  FUND MANAGEMENT
-------------------------------------------------------------------------------

  26  SUBADVISER'S PAST PERFORMANCE

-------------------------------------------------------------------------------
      BUYING FUND SHARES
  27  Minimum Investment                            Everything you need to know
  27  6 Ways to Buy Fund Shares                     to open and add to a New
       [] Through your investment dealer            England Funds account.
       [] By mail
       [] By wire transfer of Federal Funds
       [] By Investment Builder
       [] By electronic purchase through ACH
       [] By exchange from another New England Fund
  28  Sales Charges
  31  Reduced Sales Charges (Class A Shares Only)
-------------------------------------------------------------------------------
      OWNING FUND SHARES
  33  Exchanging Among New England Funds            New England Funds offers
                                                    three convenient ways to
                                                    exchange Fund shares.
  34  Fund Dividend Payments
-------------------------------------------------------------------------------
      SELLING FUND SHARES
  35  4 Ways to Sell Fund Shares                    How to withdraw money or
       [] Through your investment dealer            close your account.
       [] By telephone
       [] By mail
       [] By Systematic Withdrawal Plan
  37  Repurchase Option (Class A Shares Only)       An opportunity to reinvest
                                                    your redemption proceeds
                                                    within 120 days for no
                                                    sales charge.
-------------------------------------------------------------------------------
      FUND DETAILS
  38  How Fund Share Price is Determined            Additional information you
  39  Income Tax Considerations                     may find important.
  40  The Funds' Expenses
  41  Performance Criteria
  41  Additional Facts About the Funds
  44  Glossary of Terms

-------------------------------------------------------------------------------
                    FUND EXPENSES AND FINANCIAL INFORMATION
-------------------------------------------------------------------------------

SCHEDULE OF FEES

Expenses are one of several factors to consider when you invest in the Funds. The following tables summarize your maximum transaction costs from investing in Class A, B and C shares of the Funds and estimated annual expenses for the Funds' Class A, B and C shares. The Example on the following page shows the cumulative expenses attributable to a hypothetical $1,000 investment in Class A, B and C shares of the Funds for the periods specified.

SHAREHOLDER TRANSACTION EXPENSES

                                                                               ALL FUNDS
                                                                    --------------------------------
                                                                    CLASS A     CLASS B     CLASS C
                                                                    -------     -------     -------
Maximum Initial Sales Charge Imposed on a Purchase
  (as a percentage of offering price)(1)(2) .....................     5.75%       None        None
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase price or redemption
  proceeds, as applicable)(2) ...................................     (3)         5.00%       1.00%
(1) A reduced sales charge on Class A shares applies in some cases. See "Buying Fund Shares -- Reduced
    Sales Charges (Class A Shares Only)."
(2) Does not apply to reinvested distributions.


(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "Buying Fund Shares -- Sales Charges."


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                 NEW ENGLAND                         NEW ENGLAND                           NEW ENGLAND
                                BALANCED FUND                 INTERNATIONAL EQUITY FUND                EQUITY INCOME FUND
                        -----------------------------     ---------------------------------    -----------------------------------
                      CLASS A    CLASS B     CLASS C       CLASS A      CLASS B     CLASS C    CLASS A      CLASS B      CLASS C
                      -------    -------     -------       -------      -------     -------    -------      -------      --------
Management Fees (in
  the case of New
  England International
  Equity Fund and New
  England Equity Income
  Fund, after voluntary
  fee waiver and/or
  expense reduction)  0.73%      0.73%       0.73%       0.76%**      0.76%**     0.76%**     0.00%***     0.00%***     0.00%***
12b-1 Fees .........  0.25       1.00*       1.00*       0.25         1.00%*      1.00%*      0.25         1.00*        1.00*
Other Expenses (in
  the case of New
  England Equity
  Income Fund, after
  voluntary fee
  waiver and expense
  reduction) .......  0.31       0.31        0.31        0.99         0.99        0.99        1.25***      1.25***      1.25***
Total Fund Operating
  Expenses (in the
  case of New England
  International Equity
  Fund and New England
  Equity Income Fund,
  after voluntary fee
  waiver and/or expense
  reduction)........  1.29       2.04        2.04        2.00**       2.75**      2.75**      1.50***      2.25***      2.25***

                           NEW ENGLAND                      NEW ENGLAND                 NEW ENGLAND GROWTH          NEW ENGLAND
                       CAPITAL GROWTH FUND                  VALUE FUND                  OPPORTUNITIES FUND          GROWTH FUND
                    --------------------------     -----------------------------    --------------------------    ----------------
                  CLASS A   CLASS B    CLASS C    CLASS A    CLASS B    CLASS C    CLASS A   CLASS B   CLASS C   CLASS A   CLASS B
                  -------   -------    -------    -------    -------    -------    -------   -------   -------   -------   -------
Management Fees   0.75%     0.75%      0.75%      0.72%      0.72%      0.72%      0.69%     0.69%     0.69%     0.67%     0.67%
12b-1 Fees .....  0.25      1.00*      1.00*      0.25       1.00*      1.00*      0.25      1.00*     1.00*     0.25      1.00*
Other Expenses .  0.45      0.45       0.45       0.28       0.28       0.28       0.31      0.31      0.31      0.20      0.20
Total Fund
  Operating
  Expenses .....  1.45      2.20       2.20       1.25       2.00       2.00       1.25      2.00      2.00      1.12      1.87

  * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
 ** Without the voluntary fee waiver by the Fund's adviser, Management Fees would be 0.90% for all classes and Total Fund Operating
    Expenses would be 2.14% for Class A shares, 2.89% for Class B shares and 2.89% for Class C shares. These voluntary limitations can be terminated by the Fund's adviser at any time. See "Fund Management."
*** Without the voluntary fee waiver and expense reduction by the Fund's adviser, Management Fees, Other Expenses and Total Fund
    Operating Expenses would be 0.70%, 2.15% and 3.10%, respectively, for Class A shares and 0.70%, 2.15% and 3.85%, respectively, for both Class B and Class C shares. These voluntary limitations can be terminated by the Fund's adviser at any time.
    See "Fund Management."

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.


                                    NEW ENGLAND                         NEW ENGLAND                         NEW ENGLAND
                                CAPITAL GROWTH FUND                    BALANCED FUND                 INTERNATIONAL EQUITY FUND
                         --------------------------------    --------------------------------    --------------------------------
                         CLASS A     CLASS B      CLASS C    CLASS A    CLASS B      CLASS C     CLASS A    CLASS B      CLASS C
                         --------  -----------  -----------  --------  -----------  -----------  --------  -----------  -----------
                                   (1)    (2)   (1)    (2)             (1)    (2)   (1)    (2)             (1)    (2)   (1)    (2)
1 year ................    $ 71    $ 72   $ 22  $ 32   $ 22    $ 70    $ 71   $ 21  $ 31   $ 21    $ 77    $ 78   $ 28  $ 38   $ 28
3 years ...............    $101    $ 99   $ 69  $ 69   $ 69    $ 96    $ 94   $ 64  $ 64   $ 64    $117    $115   $ 85  $ 85   $ 85
5 years ...............    $132    $138   $118  $118   $118    $124    $130   $110  $110   $110    $159    $165   $145  $145   $145
10 years* .............    $221    $235   $235  $253   $253    $204    $218   $218  $237   $237    $277    $290   $290  $308   $308

                                                 NEW ENGLAND                      NEW ENGLAND GROWTH               NEW ENGLAND
                                                  VALUE FUND                      OPPORTUNITIES FUND               GROWTH FUND
                                      --------------------------------    --------------------------------    -------------------
                                      CLASS A     CLASS B      CLASS C    CLASS A    CLASS B      CLASS C     CLASS A    CLASS B
                                      --------  -----------  -----------  --------  -----------  -----------  --------  -----------
                                                (1)    (2)   (1)    (2)             (1)    (2)   (1)    (2)             (1)    (2)
1 year .............................    $ 70    $ 70   $ 20  $ 30   $ 20    $ 70    $ 70   $ 20  $ 30   $ 20    $ 68    $ 69   $ 19
3 years ............................    $ 95    $ 93   $ 63  $ 63   $ 63    $ 95    $ 93   $ 63  $ 63   $ 63    $ 91    $ 89   $ 59
5 years ............................    $122    $128   $108  $108   $108    $122    $128   $108  $108   $108    $116    $121   $101
10 years* ..........................    $200    $214   $214  $233   $233    $200    $214   $214  $233   $233    $186    $200   $200

                                                                                                            NEW ENGLAND
                                                                                                         EQUITY INCOME FUND
                                                                                                 --------------------------------
                                                                                                CLASS A     CLASS B      CLASS C
                                                                                                -------    ---------    ---------
                                                                                                           (1)    (2)   (1)    (2)
1 year ........................................................................................    $ 72    $ 73   $ 23  $ 33   $ 23
3 years .......................................................................................    $102    $100   $ 70  $ 70   $ 70
5 year ........................................................................................    $135    $140   $120  $120   $120
10 years* .....................................................................................    $226    $240   $240  $258   $258


(1)  Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
  * Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Funds. For additional information about the Funds' management fees and other expenses, please see "Fund Management," "The Funds" Expenses" and "Additional Facts About the Funds."

A wire fee (currently $5.00) will be deducted from your proceeds if you elect to transfer redemption proceeds by wire.

FINANCIAL HIGHLIGHTS

(For Class A, B and C shares of each Fund outstanding throughout the indicated periods.)


The Financial Highlights presented on pages 3 through 12 have been included in financial statements for the Funds, which have been examined by Price Waterhouse LLP, independent accountants (and, for periods prior to 1997 for New England Growth Opportunities Fund, by Coopers & Lybrand L.L.P., independent accountants). The reports of Price Waterhouse LLP and Coopers & Lybrand L.L.P. are incorporated by reference in Part II of the Statement and may be obtained by shareholders. The Financial Highlights should be read in conjunction with the financial statements and the notes thereto incorporated by reference in Part II of the Statement. Each Fund's annual report contains additional performance information and is available upon request and without charge.

NEW ENGLAND CAPITAL GROWTH FUND

                                                                 CLASS A
                                       -------------------------------------------------------------
                                         AUG. 3(a)
                                         THROUGH                YEAR ENDED DECEMBER 31,
                                        DEC. 31,  --------------------------------------------------
                                          1992     1993     1994      1995         1996         1997
                                         ------   ------   ------    ------       ------       ------
Net asset value,  beginning of  period   $12.50   $14.23   $15.27    $15.02       $18.41       $19.27
                                         ------   ------   ------    ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)               0.02     0.00    (0.08)    (0.11)(e)    (0.14)(f)    (0.18)(f)
Net gain or (loss) on investments
  (both realized and unrealized)           1.84     1.12    (0.17)     4.74         3.22         3.43
                                         ------   ------   ------    ------       ------       ------
Total from investment operations           1.86     1.12    (0.25)     4.63         3.08         3.25
                                         ------   ------   ------    ------       ------       ------
LESS DISTRIBUTIONS
Distributions from net
  investment income                       (0.02)    0.00     0.00      0.00         0.00         0.00
Distributions from net realized
  capital gains                           (0.11)   (0.08)    0.00     (1.24)       (2.22)       (2.57)
                                         ------   ------   ------    ------       ------       ------
Total distributions                       (0.13)   (0.08)    0.00     (1.24)       (2.22)       (2.57)
                                         ------   ------   ------    ------       ------       ------
Net asset value, end of period           $14.23   $15.27   $15.02    $18.41       $19.27       $19.95
                                         ======   ======   ======    ======       ======       ======
Total return (%)(c)                        14.9      7.9     (1.6)     30.7         17.1         17.2
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)          $34,772  $98,735  $95,803   $123,504     $141,326     $149,734
Ratio of operating expenses to
  average net assets(%)(d)                 1.00(b)  1.23     1.63      1.61         1.50         1.45
Ratio of net investment income
  (loss) to average
  net assets (%)                           0.74(b) (0.03)   (0.45)    (0.67)       (0.71)       (0.87)
Portfolio turnover rate (%)                  15       77       82        69           74           48
Average commission rate (g)                --       --       --        --         $0.0509      $0.0506

                                                              CLASS B                                           CLASS C
                                       ------------------------------------------------------   --------------------------------
                                       SEPT. 13(a)
                                         THROUGH            YEAR ENDED DECEMBER 31,                     YEAR ENDED DECEMBER 31,
                                         DEC. 31,  ----------------------------------------     --------------------------------
                                           1993    1994       1995        1996        1997       1995(a)      1996         1997
                                          ------   ------    ------      ------      ------     ------       ------       ------
Net asset value,  beginning of  period    $14.79   $15.24    $14.89      $18.09      $18.74     $14.89       $18.08       $18.74
                                          ------   ------    ------      ------      ------     ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                0.00    (0.08)    (0.16)(e)   (0.28)(f)   (0.32)(f)  (0.09)(e)    (0.28)(f)    (0.34)(f)
Net gain or (loss) on investments
  (both realized and unrealized)            0.53    (0.27)     4.60        3.15        3.25       4.52         3.16         3.28
                                          ------   ------    ------      ------      ------     ------       ------       ------
Total from investment operations            0.53    (0.35)     4.44        2.87        2.93       4.43         2.88         2.94
                                          ------   ------    ------      ------      ------     ------       ------       ------
LESS DISTRIBUTIONS
Distributions from net
  investment income                         0.00     0.00      0.00        0.00        0.00       0.00         0.00         0.00
Distributions from net realized
   capital gains                           (0.08)    0.00     (1.24)      (2.22)      (2.57)     (1.24)       (2.22)       (2.57)
                                          ------   ------    ------      ------      ------     ------       ------       ------
Total distributions                        (0.08)    0.00     (1.24)      (2.22)      (2.57)     (1.24)       (2.22)       (2.57)
                                          ------   ------    ------      ------      ------     ------       ------       ------
Net asset value, end of period            $15.24   $14.89    $18.09      $18.74      $19.10     $18.08       $18.74       $19.11
                                          ======   ======    ======      ======      ======     ======       ======       ======
Total return (%)(c)                          3.6     (2.3)     29.7        16.2        15.9       29.7         16.2         15.9
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)           $6,748   $15,390   $26,234     $37,439     $45,546    $  354       $  504       $  979
Ratio of operating expenses to
  average net assets(%)(d)                  2.29(b)  2.38      2.36        2.25        2.20       2.36         2.25         2.20
Ratio of net investment income
  (loss) to average
  net assets (%)                           (1.15)(b (1.20)    (1.42)      (1.46)      (1.62)     (1.42)       (1.46)       (1.62)
Portfolio turnover rate (%)                   77       82        69          74          48         69           74           48
Average commission rate (g)                 --       --        --        $0.0509     $0.0506      --         $0.0509      $0.0506

(a) The Fund commenced operations on August 3, 1992. Class B shares were first offered on September 13, 1993. Class C shares were first offered on December 31, 1994.
(b) Computed on an annualized basis.
(c) A sales charge in the case of the Class A shares and a CDSC in the case of the Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(d) The ratio of operating expenses to average net assets without giving effect to the voluntary expense limitations in effect from August 3, 1992 through September 30, 1993 would have been: (%)

               CLASS A                       CLASS B
  -----------------------------------     -------------
       8/3/92-          YEAR ENDED          9/13/93-
      12/31/92           12/31/93           12/31/93
      --------          ----------          --------
       2.20(b)             1.58              2.97(b)

(e) Per share net investment income (loss) does not reflect current period's reclassification of permanent differences between book and tax basis net investment income (loss).
(f) Per share net investment loss has been calculated using the average shares outstanding during the year.
(g) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

The Fund's current subadviser assumed that function on February 16, 1998. These financial highlights reflect results achieved by the previous subadviser.

NEW ENGLAND GROWTH FUND

                                                                            CLASS A
                                      --------------------------------------------------------------------------------------------


                                                                    YEAR ENDED DECEMBER 31,
                                      --------------------------------------------------------------------------------------------
                                        1988       1989       1990       1991         1992         1993       1994         1995
                                      --------   --------   --------   --------   ----------   ----------   --------   ----------
Net asset value, beginning of period  $   7.59   $   7.46   $   8.49   $   8.85   $    11.19   $    10.08   $  10.44   $     8.87
                                      --------   --------   --------   --------   ----------   ----------   --------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)              0.28       0.09       0.07       0.10         0.09         0.02       0.11         0.05
Net gains or losses on investments
  (both realized and unrealized)         (0.17)      1.56       0.38       4.92        (0.83)        1.12      (0.84)        3.30
                                      --------   --------   --------   --------   ----------   ----------   --------   ----------
Total income (loss) from
  investment  operations                  0.11       1.65       0.45       5.02        (0.74)        1.14      (0.73)        3.35
                                      --------   --------   --------   --------   ----------   ----------   --------   ----------
LESS DISTRIBUTIONS
Distributions from net
 investment income                       (0.24)     (0.11)     (0.09)     (0.10)       (0.09)       (0.01)     (0.11)       (0.05)
Distributions from net realized
  capital gains                           0.00      (0.46)      0.00      (2.57)       (0.28)       (0.77)     (0.73)       (1.62)
Distributions from paid-in capital        0.00      (0.05)      0.00      (0.01)        0.00         0.00       0.00         0.00
                                      --------   --------   --------   --------   ----------   ----------   --------   ----------
Total distributions                      (0.24)     (0.62)     (0.09)     (2.68)       (0.37)       (0.78)     (0.84)       (1.67)
                                      --------   --------   --------   --------   ----------   ----------   --------   ----------
Net asset value, end of period        $   7.46   $   8.49   $   8.85   $  11.19   $    10.08   $    10.44   $   8.87   $    10.55
                                      ========   ========   ========   ========   ==========   ==========   ========   ==========
Total return (%)(c)                        1.5       22.3        5.1       56.7         (6.6)        11.3       (7.1)        38.1
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)       $462,495   $555,659   $614,018   $996,813   $1,173,948   $1,200,515   $988,430   $1,201,110

Ratio of operating expenses to
  average net assets(%)                   1.26       1.22       1.23       1.14         1.15         1.18       1.19         1.20
Ratio of net investment income
  (loss) to average net assets(%)         3.64       1.19       0.77       0.89         0.89         0.16       1.05         0.42
Portfolio turnover rate(%)                 283        203        185        186          218          145        141          235
Average commission rate (d)               --         --         --         --           --           --         --           --

                                               CLASS A           CLASS B
                                      -------------------------  --------
                                                                 MARCH 1,
                                                                   (a)
                                         YEAR ENDED DECEMBER 31, THROUGH
                                        -----------------------  DEC. 31,
                                            1996         1997      1997
                                        ----------   ----------   -------
Net asset value, beginning of period    $    10.55   $    11.63   $ 12.47
                                        ----------   ----------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  0.04         0.01     (0.07)(b)
Net gains or losses on investments
  (both realized and unrealized)              2.07         2.79      1.94
                                        ----------   ----------   -------
Total income (loss) from
  investment  operations                      2.11         2.80      1.87
                                        ----------   ----------   -------
LESS DISTRIBUTIONS
Distributions from net
  investment income                          (0.04)        0.00      0.00
Distributions from net realized
  capital gains                              (0.99)       (4.02)    (4.02)
Distributions from paid-in capital            0.00         0.00      0.00
                                        ----------   ----------   -------
Total distributions                          (1.03)       (4.02)    (4.02)
                                        ----------   ----------   -------
Net asset value, end of period          $    11.63   $    10.41   $ 10.32
                                        ==========   ==========   =======
Total return (%)(c)                           20.9         23.5      14.4
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)         $1,296,542   $1,459,747   $17,757

Ratio of operating expenses to
   average net assets(%)                      1.18         1.12      1.87(e)
Ratio of net investment income
  (loss) to average net assets(%)             0.33         0.08     (0.67)(e)
Portfolio turnover rate(%)                     199          214       214
Average commission rate (d)             $   0.0668   $   0.0688   $0.0688

(a) Class B shares were first offered on March 1, 1997.
(b) Net investment income (loss) per share has been calculated using the average shares outstanding during the year.
(c) A sales charge in the case of the Class A shares and a CDSC in the case of Class B shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(d) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(e) Computed on an annualized basis.


NEW ENGLAND BALANCED FUND

                                                                          CLASS A
                            ------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                            ------------------------------------------------------------------------------------------------------
                             1988       1989      1990      1991       1992       1993      1994       1995       1996       1997
                             ------     -----     -----     -----    ------     ------     ------     ------     ------     ------
Net asset value,
  beginning of period        $8.94      $9.50     $9.47    $ 8.11    $10.15     $11.16     $12.13     $11.27     $13.14     $13.94
                             -----      -----     -----    ------    ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income         0.39       0.34      0.35      0.30      0.30       0.31       0.33       0.42       0.38       0.33
Net gains or losses on
  investments (both
  realized and
  unrealized)                 0.50       0.65     (1.34)     2.05      1.10       1.26      (0.65)      2.49       1.76       2.05
                             -----      -----     -----    ------    ------     ------     ------     ------     ------     ------
Total income (loss)
  from investment
  operations                  0.89       0.99     (0.99)     2.35      1.40       1.57      (0.32)      2.91       2.14       2.38
                             -----      -----     -----    ------    ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Distributions from net
  investment income          (0.33)     (0.41)    (0.35)    (0.30)    (0.30)     (0.31)     (0.33)     (0.40)     (0.39)     (0.33)
Distributions from net
  realized capital gains      0.00      (0.61)     0.00      0.00     (0.09)     (0.29)     (0.21)     (0.64)     (0.95)     (1.74)
Distributions from
  paid-in capital             0.00       0.00     (0.02)    (0.01)     0.00       0.00       0.00       0.00       0.00       0.00
                             -----      -----     -----    ------    ------     ------     ------     ------     ------     ------
Total distributions          (0.33)     (1.02)    (0.37)    (0.31)    (0.39)     (0.60)     (0.54)     (1.04)     (1.34)     (2.07)
                             -----      -----     -----    ------    ------     ------     ------     ------     ------     ------
Net asset value, end
  of period                  $9.50      $9.47     $8.11    $10.15    $11.16     $12.13     $11.27     $13.14     $13.94     $14.25
                             =====      =====     =====    ======    ======     ======     ======     ======     ======     ======
Total return (%)(a)          10.0       10.4     (10.6)     29.2      13.9       14.2       (2.7)      26.3       17.1       17.5
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period (000)             $51,902    $59,405   $52,134   $67,467   $90,527   $158,308   $158,332   $196,514   $219,626   $233,421
Ratio of operating
  expenses to average
  net assets (%)              1.52       1.52      1.58      1.53      1.48       1.40       1.40       1.36       1.33       1.29
Ratio of net
  investment income to
  average net assets(%)       4.19       3.35      4.00      3.18      2.84       2.66       2.91       3.37       2.79       2.25
Portfolio turnover rate(%)      58        111        68        51        38         50         36         54         70         69
Average commission rate(b)      --         --        --        --        --         --         --         --    $0.0577    $0.0590

(a) A sales charge is not reflected in total return calculations.
(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

The Fund was changed from an "equity income" fund to a "balanced" fund on March 1, 1990. Results for periods prior to March 1, 1990 reflect former investment policies and are not necessarily representative of results that would have been achieved had the Fund's current investment policies then been in effect.

NEW ENGLAND BALANCED FUND CONTINUED

                                                                  CLASS B                                     CLASS C
                                        --------------------------------------------------------     ----------------------------
                                        SEPT. 13(a)
                                         THROUGH                 YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                         DEC. 31,       ----------------------------------------     ----------------------------
                                          1993           1994        1995       1996       1997      1995(a)     1996       1997
                                         ------         ------      ------     ------     ------     ------     ------     ------
Net asset value, beginning of period     $12.16         $12.11      $11.24     $13.08     $13.86     $11.24     $13.05     $13.82
                                         ------         ------      ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                      0.16           0.26        0.34       0.29       0.23       0.35       0.29       0.23
Net gains or losses on investments
  (both realized and unrealized)           0.24          (0.66)       2.46       1.74       2.03       2.44       1.73       2.02
                                         ------         ------      ------     ------     ------     ------     ------     ------
Total income (loss) from
  investment operations                    0.40          (0.40)       2.80       2.03       2.26       2.79       2.02       2.25
                                         ------         ------      ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Distributions from net
  investment income                       (0.16)         (0.26)      (0.32)     (0.30)     (0.23)     (0.34)     (0.30)     (0.23)
Distributions from net
  realized capital gains                  (0.29)         (0.21)      (0.64)     (0.95)     (1.74)     (0.64)     (0.95)     (1.74)
Distributions from paid-in capital         0.00           0.00        0.00       0.00       0.00       0.00       0.00       0.00
                                         ------         ------      ------     ------     ------     ------     ------     ------
Total distributions                       (0.45)         (0.47)      (0.96)     (1.25)     (1.97)     (0.98)     (1.25)     (1.97)
                                         ------         ------      ------     ------     ------     ------     ------     ------
Net asset value, end of period           $12.11         $11.24      $13.08     $13.86     $14.15     $13.05     $13.82     $14.10
                                         ======         ======      ======     ======     ======     ======     ======     ======
Total return(%)(c)                          3.3           (3.4)       25.3       16.3       16.7       25.2       16.2        16.6
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)          $4,691        $21,607     $40,361    $58,367    $76,558       $718     $2,538     $4,596
Ratio of operating expenses to
  average net assets (%)                   2.36(b)         2.15        2.11       2.08       2.04       2.11       2.08       2.04
Ratio of net investment income to
  average net assets (%)                   1.92(b)         2.16        2.62       2.04       1.50       2.62       2.04       1.50
Portfolio turnover rate (%)                  50              36          54         70         69         54         70         69
Average commission rate (d)                  --              --          --    $0.0577    $0.0590          --   $0.0577    $0.0590

(a) Class B shares were first offered on September 13, 1993. Class C shares were first offered on December 31, 1994.
(b) Computed on an annualized basis.
(c) A CDSC is not reflected in total return calculations. Periods of less than one year are not annualized.
(d) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

NEW ENGLAND INTERNATIONAL EQUITY FUND

                                                          CLASS A
                                 ------------------------------------------------------------
                                 MAY 21(a)
                                 THROUGH              YEAR ENDED DECEMBER 31,
                                 DEC. 31,  --------------------------------------------------
                                   1992      1993      1994       1995       1996      1997
                                 -------   -------   --------   --------   --------   -------
Net asset value,
  beginning of period            $ 12.50   $ 11.80   $  14.85   $  15.50   $  16.13   $ 16.31
                                 -------   -------   --------   --------   --------   -------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)        0.01      0.11       0.00       0.27       0.02(e)   0.09(e)
Net gain or (loss) on
  investments (both
  realized and unrealized)         (0.63)     3.37       1.19       0.63       0.51     (1.25)
                                 -------   -------   --------   --------   --------   -------
Total income (loss) from
  investment operations            (0.62)     3.48       1.19       0.90       0.53     (1.16)
                                 -------   -------   --------   --------   --------   -------
LESS DISTRIBUTIONS
Distributions from
  net investment income            (0.01)    (0.11)      0.00      (0.27)     (0.02)     0.00
Distributions from net
  realized capital gains            0.00     (0.32)     (0.53)      0.00      (0.33)    (1.05)
Distributions in excess
  of net realized gains             0.00      0.00       0.00       0.00       0.00     (0.04)
Distributions from
  paid in capital                  (0.07)     0.00      (0.01)      0.00       0.00      0.00
                                 -------   -------   --------   --------   --------   -------
Total distributions                (0.08)    (0.43)     (0.54)     (0.27)     (0.35)    (1.09)
                                 -------   -------   --------   --------   --------   -------
Net asset value, end of period   $ 11.80   $ 14.85   $  15.50   $  16.13   $  16.31   $ 14.06
                                 =======   =======   ========   ========   ========   =======
Total return (%)(c)                 (5.0)     29.4        8.1        5.8        3.3      (7.6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)  $21,731   $80,937   $142,917   $136,848   $109,773   $57,845
Ratio of operating expenses to
  average net assets (%)(d)         1.50(b)   1.60       1.75       1.75       1.75      1.75
Ratio of net investment income
  (loss) to average net
  assets(%)                         0.10(b)   0.24       0.01       1.24       0.14      0.62
Portfolio turnover rate(%)            62       101        123        119         59       154
Average commissio  rate(f)          --        --         --         --     $ 0.0180   $0.0024

                                                   CLASS B                                    CLASS C
                              ------------------------------------------------    ------------------------------
                              SEPT. 13(a)
                                THROUGH           YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                DEC. 31,  ------------------------------------    ------------------------------
                                  1993     1994      1995      1996       1997    1995(a)    1996        1997
                                 ------   -------   -------   -------   -------   ------   --------     --------
Net asset value,
  beginning of period            $15.19   $ 14.81   $ 15.35   $ 15.93   $ 16.00   $15.35   $  15.96     $  16.03
                                 ------   -------   -------   -------   -------   ------   --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)       0.12      0.00      0.19             (0.10)(e)   0.19(e)   (0.10)(e)    (0.03)(e)
Net gain or (loss) on
  investments (both
  realized and unrealized)        (0.06)     1.08      0.58      0.50     (1.17)    0.61       0.50        (1.17)
                                 ------   -------   -------   -------   -------   ------   --------     --------
Total income (loss) from
  investment operations            0.06      1.08      0.77      0.40     (1.20)    0.80       0.40        (1.20)
                                 ------   -------   -------   -------   -------   ------   --------     --------
LESS DISTRIBUTIONS
Distributions from
  net investment income           (0.12)     0.00     (0.19)     0.00      0.00    (0.19)      0.00         0.00
Distributions from net
  realized capital gains          (0.32)    (0.53)     0.00     (0.33)    (1.05)    0.00      (0.33)       (1.05)
Distributions in excess
  of net realized gains            0.00      0.00      0.00      0.00     (0.04)    0.00       0.00        (0.04)
Distributions from
  paid in capital                  0.00     (0.01)     0.00      0.00      0.00     0.00       0.00         0.00
                                 ------   -------   -------   -------   -------   ------   --------     --------
Total distributions               (0.44)    (0.54)    (0.19)    (0.33)    (1.09)   (0.19)     (0.33)       (1.09)
                                 ------   -------   -------   -------   -------   ------   --------     --------
Net asset value, end of period   $14.81   $ 15.35   $ 15.93   $ 16.00   $ 13.71   $15.96   $  16.03     $  13.74
                                 ======   =======   =======   =======   =======   ======   ========     ========
Total return (%)(c)                 0.3       7.3       5.0       2.5      (8.0)     5.2        2.5         (8.0)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)  $9,176   $41,601   $52,895   $45,974   $25,216   $1,066   $    850     $    843
Ratio of operating expenses to
  average net assets (%)(d)        2.50(b)   2.50      2.50      2.50      2.50     2.50       2.50         2.50
Ratio of net investment income
  (loss) to average net
  assets(%)                               (1.69)(b)   (0.74)     0.49     (0.61)   (0.13)      0.49        (0.61)
Portfolio turnover rate(%)          101       123       119        59       154      119         59          154
Average commissio  rate(f)         --        --        --     $0.0180   $0.0024     --     $ 0.0180     $ 0.0024

(a) The Fund commenced operations on May 21, 1992. Class B shares were first offered on September 13, 1993. Class C shares were first offered on December 31, 1994.
(b) Computed on an annualized basis.
(c) A sales charge in the case of the Class A shares and a CDSC in the case of the Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(d) The ratio of operating expenses to average net assets without giving effect to the voluntary expense limitations would have been: (%)
                              CLASS A                                          CLASS B                        CLASS C
     ------------------------------------------------------------  --------------------------------  ----------------------------
        MAY 21                                          SEPT. 13
       THROUGH       YEAR ENDED DECEMBER 31,            THROUGH           YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
       DEC. 31,    ---------------------------------     DEC. 31,  --------------------------------  ----------------------------
         1992      1993   1994  1995   1996   1997         1993      1994   1995   1996      1997      1995      1996      1997
        ------     ----   ----  ----   ----   ----       ------    ------   ----   ----    ------    ------    ------    ------
        2.89(b)    2.16   1.79  1.83   1.79   2.14        3.36(b)    2.54   2.58   2.54      2.89      2.58      2.54      2.89

(e) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.
(f) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

The Fund's current subadviser assumed that function on February 14, 1997. For periods prior to February 14, 1997, these financial highlights reflect results achieved by the previous subadviser under different investment policies.

NEW ENGLAND VALUE FUND

                                                                           CLASS A
                          -------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------------------------------------------------------
                            1988       1989       1990     1991     1992       1993       1994       1995       1996       1997
                            -----      -----      -----    -----    -----      -----      -----      -----      -----      -----
Net asset value,
  beginning of period       $6.42      $6.07      $6.51    $5.44    $6.69      $7.28      $7.87      $7.27      $8.78      $9.60
                            -----      -----      -----    -----    -----      -----      -----      -----      -----      -----
INCOME FROM INVESTMENT
OPERATIONS
Net investment income        0.20       0.12       0.16     0.13     0.09       0.07       0.08       0.10       0.06       0.03(a)
Net gains or losses on
  investments (both
  realized and
  unrealized)               (0.34)      1.25      (1.04)    1.35     1.02       1.16      (0.19)      2.21       2.12       1.96
                            -----      -----      -----    -----    -----      -----      -----      -----      -----      -----
Total income (loss)
from investment
  operations                (0.14)      1.37      (0.88)    1.48     1.11       1.23      (0.11)      2.31       2.18       1.99
                            -----      -----      -----    -----    -----      -----      -----      -----      -----      -----
LESS DISTRIBUTIONS
Distributions from net
  investment income         (0.21)     (0.12)     (0.16)   (0.13)   (0.09)     (0.07)     (0.08)     (0.09)     (0.06)     (0.02)
Distributions from net
  realized capital gains     0.00      (0.80)      0.00    (0.10)   (0.43)     (0.57)     (0.41)     (0.71)     (1.30)     (1.43)
Distributions from
  paid-in capital            0.00      (0.01)     (0.03)    0.00     0.00       0.00       0.00       0.00       0.00       0.00
                            -----      -----      -----    -----    -----      -----      -----      -----      -----      -----
Total distributions         (0.21)     (0.93)     (0.19)   (0.23)   (0.52)     (0.64)     (0.49)     (0.80)     (1.36)     (1.45)
                            -----      -----      -----    -----    -----      -----      -----      -----      -----      -----
Net asset value, end
  of period                 $6.07      $6.51      $5.44    $6.69    $7.28      $7.87      $7.27      $8.78      $9.60     $10.14
                            =====      =====      =====    =====    =====      =====      =====      =====      =====     ======
Total return (%)(b)         (2.2)      22.6      (13.6)    27.1     16.6       17.0       (1.4)      32.3       26.3        21.0
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period (000)           $136,443   $146,831   $139,248 $145,790 $156,240   $189,779   $190,869   $241,038   $297,581   $348,988
Ratio of operating
  expenses to average
  net assets (%)             1.29       1.29       1.31     1.28     1.32       1.34       1.37       1.37       1.31       1.25
Ratio of net investment
  income to average net
  assets (%)                 3.13       1.69       2.87     1.84     1.26       0.83       1.00       1.22       0.78       0.28
Portfolio turnover rate(%)    243        298          8       33       38         40         29         52         64         55
Average commission rate(c)     --         --         --       --       --         --         --         --    $0.0574    $0.0589

(a) Per share net investment income has been calculated using the average shares outstanding during the year.
(b) A sales charge is not reflected in total return calculations.
(c) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

NEW ENGLAND VALUE FUND CONTINUED

                                                 CLASS B                                                 CLASS C
                        -----------------------------------------------------------------  ---------------------------------------
                        SEPT. 13(a)
                         THROUGH                     YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                          DEC. 31,     --------------------------------------------------  ---------------------------------------
                            1993        1994          1995          1996          1997       1995(a)         1996          1997
                            -----       -----         -----         -----         -----        -----         -----         -----
Net asset value,
  beginning of period       $7.97       $7.85         $7.23         $8.70         $9.47        $7.23         $8.70         $9.46
                            -----       -----         -----         -----         -----        -----         -----         -----
INCOME FROM
 INVESTMENT
 OPERATIONS
Net investment
  income (loss)              0.11        0.04          0.05          0.01         (0.05)(e)     0.05          0.01         (0.05)(e)
Net gains or losses
  on investments
  (both realized
  and unrealized)            0.39       (0.20)         2.18          2.07          1.92         2.18          2.06          1.94
                            -----       -----         -----         -----         -----        -----         -----         -----
Total income (loss)
  from investment
  operations                 0.50       (0.16)         2.23          2.08          1.87         2.23          2.07          1.89
                            -----       -----         -----         -----         -----        -----         -----         -----
LESS DISTRIBUTIONS
Distributions
  from net investment
  income                    (0.05)      (0.05)        (0.05)        (0.01)         0.00        (0.05)        (0.01)         0.00
Distributions
  from net realized
  capital gains             (0.57)      (0.41)        (0.71)        (1.30)        (1.43)       (0.71)        (1.30)        (1.43)
Distributions
  from paid-in capital       0.00        0.00          0.00          0.00          0.00         0.00          0.00          0.00
                            -----       -----         -----         -----         -----        -----         -----         -----
Total distributions         (0.62)      (0.46)        (0.76)        (1.31)        (1.43)       (0.76)        (1.31)        (1.43)
                            -----       -----         -----         -----         -----        -----         -----         -----
Net asset value,
  end of period             $7.85       $7.23         $8.70         $9.47         $9.91        $8.70         $9.46         $9.92
                            =====       =====         =====         =====         =====        =====         =====         =====
Total return(%)(c)           6.5        (2.0)         31.3          25.4          20.0         31.3          25.2          20.2
RATIOS/SUPPLEMENTAL DATA
Net assets, end
  of period (000)          $2,182     $13,830       $27,941       $48,210       $80,008       $1,224        $3,735        $6,527
Ratio of operating
  expenses to average
  net assets (%)             2.16(b)     2.12          2.12          2.06          2.00         2.12          2.06          2.00
Ratio of net
  investment income
  (loss) to average net
  assets (%)                 0.05(b)     0.25          0.47          0.03         (0.47)        0.47          0.03         (0.47)
Portfolio
turnover rate(%)               40          29            52            64            55           52            64            55
Average commission
  rate (d)                     --          --            --       $0.0574       $0.0589           --       $0.0574       $0.0589

(a) Class B shares were first offered on September 13, 1993. Class C shares were first offered on December 31, 1994.
(b) Computed on an annualized basis.
(c) A CDSC is not reflected in total return calculations. Periods of less than one year are not annualized.
(d) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(e) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

NEW ENGLAND GROWTH OPPORTUNITIES FUND


                                                                     CLASS A
                        --------------------------------------------------------------------------------------------------
                                  SEVEN
                        YEAR      MONTHS
                       ENDED      ENDED                              YEAR ENDED DECEMBER 31,
                      MAY 31,   DECEMBER 31,   ---------------------------------------------------------------------------
                        1988      1988(b)    1989     1990     1991     1992     1993(a)  1994     1995     1996     1997
                       ------    ------     ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value,
  beginning of
  period               $11.92    $10.37     $ 9.55   $10.88   $ 9.54   $11.79   $12.20   $12.67   $12.41   $14.39   $13.87
                       ------    ------     ------   ------   ------   ------   ------   ------   ------   ------   ------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment income    0.33      0.19       0.29     0.30     0.26     0.23     0.21     0.22     0.18     0.13     0.07(c)
Net gains or losses
  on investments
  (both realized and
  unrealized)           (1.22)     0.25       2.32    (0.76)    2.63     0.86     0.75    (0.10)    4.01     2.07     4.40
                       ------    ------     ------   ------   ------   ------   ------   ------   ------   ------   ------
Total income (loss)
  from investment
  operations            (0.89)     0.44       2.61    (0.46)    2.89     1.09     0.96     0.12     4.19     2.20     4.47
                       ------    ------     ------   ------   ------   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS
Distributions from
  net investment
  income                (0.35)    (0.18)     (0.29)   (0.30)   (0.26)   (0.23)   (0.21)   (0.21)   (0.18)   (0.13)   (0.06)
Distributions in
  excess of net
  investment income      0.00      0.00       0.00     0.00     0.00     0.00    (0.01)    0.00     0.00     0.00     0.00
Distributions from
  net realized
  capital gains         (0.30)    (1.08)     (0.95)   (0.56)   (0.38)   (0.45)   (0.27)   (0.17)   (2.03)   (2.59)   (2.93)
Distributions from
  paid-in capital       (0.01)     0.00      (0.04)   (0.02)    0.00     0.00     0.00     0.00     0.00     0.00     0.00
                       ------    ------     ------   ------   ------   ------   ------   ------   ------   ------   ------
Total distributions     (0.66)    (1.26)     (1.28)   (0.88)   (0.64)   (0.68)   (0.49)   (0.38)   (2.21)   (2.72)   (2.99)
                       ------    ------     ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value,
  end of period        $10.37    $ 9.55     $10.88   $ 9.54   $11.79   $12.20   $12.67   $12.41   $14.39   $13.87   $15.35
                       ======    ======     ======   ======   ======   ======   ======   ======   ======   ======   ======
Total return (%)(f)      (7.3)      7.3(e)    27.6     (4.3)    30.6      9.3      8.0      1.0     35.1     17.2     33.4
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  period (000)        $58,552   $55,041    $62,688  $55,726  $70,263  $90,945 $109,168 $104,081 $150,693 $166,963 $220,912
Ratio of operating
  expenses to
  average net
  assets(%)              1.25(d)   1.33(e)    1.15     1.18     1.23     1.94     1.21     1.28     1.38     1.30     1.25
Ratio of net
  investment income
  to average net
  assets (%)             2.90      3.10(e)    2.68     2.92     2.28     1.18     1.70     1.75     1.31     0.92     0.46
Portfolio turnover
  rate (%)                  8        83(e)      17        6       12       10        4        6       69      127      103
Average commission
  rate (g)                 --        --         --       --       --       --       --       --       --  $0.0348  $0.0334

(a) As of January 1, 1993, the Fund discontinued the use of equalization accounting.
(b) Fiscal year end changed in 1988 from May 31 to December 31. The Fund's former adviser, Back Bay Advisors, L.P., assumed that function on July 27, 1988.
(c) Per share net investment income has been calculated using the average shares outstanding during the year.
(d) Until May 18, 1988, the Fund's former adviser, Back Bay Advisors, L.P., voluntarily agreed to limit total Fund expenses to 1.25%
    of the Fund's average annual net assets. Without such limitation, the ratio of operating expenses to average net assets for the year ended May 31, 1988 would have been 1.31%.
(e) Computed on an annualized basis.
(f) A sales charge is not reflected in total return calculations.
(g) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

The Fund's current adviser and subadviser assumed those functions on May 1, 1995. These financial highlights prior to that date reflect results achieved by earlier advisers under investment policies that are no longer in effect.

NEW ENGLAND GROWTH OPPORTUNITIES FUND CONTINUED


                                           CLASS B                                                     CLASS C
                             ------------------------------------------------------     ---------------------------------
                             SEPT. 13(a)                                                MAY 1(a)           YEAR ENDED
                              THROUGH               YEAR ENDED DECEMBER 31,             THROUGH           DECEMBER 31,
                              DEC. 31,      ---------------------------------------      DEC. 31,      -----------------
                                1993         1994       1995       1996       1997         1995         1996       1997
                               ------       ------     ------     ------     ------       ------       ------     ------
Net asset value,
  beginning of period          $12.95       $12.66     $12.42     $14.40     $13.87       $13.84       $14.39     $13.85
                               ------       ------     ------     ------     ------       ------       ------     ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)     0.06         0.16       0.10       0.03      (0.05)(e)     0.06         0.04      (0.05)(e)
Net gains or losses on
  investments (both
  realized and unrealized)       0.01        (0.09)      4.01       2.07       4.40         2.58         2.05       4.42
                               ------       ------     ------     ------     ------       ------       ------     ------
Total income from
  investment operations          0.07         0.07       4.11       2.10       4.35         2.64         2.09       4.37
                               ------       ------     ------     ------     ------       ------       ------     ------
LESS DISTRIBUTIONS
Distributions from
  net investment income         (0.03)       (0.14)     (0.10)     (0.04)     (0.01)       (0.06)       (0.04)     (0.01)
Distributions in excess
  of net investment income      (0.06)        0.00       0.00       0.00       0.00         0.00         0.00       0.00
Distributions from net
  realized capital gains        (0.27)       (0.17)     (2.03)     (2.59)     (2.93)       (2.03)       (2.59)     (2.93)
Distributions from
  paid-in capital                0.00         0.00       0.00       0.00       0.00         0.00         0.00       0.00
                               ------       ------     ------     ------     ------       ------       ------     ------
Total distributions             (0.36)       (0.31)     (2.13)     (2.63)     (2.94)       (2.09)       (2.63)     (2.94)
                               ------       ------     ------     ------     ------       ------       ------     ------
Net asset value,
  end of period                $12.66       $12.42     $14.40     $13.87     $15.28       $14.39       $13.85     $15.28
                               ======       ======     ======     ======     ======       ======       ======     ======
Total return(%)(c)               0.6          0.6       34.3       16.3        32.4        20.2         16.3       32.6
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period (000)                 $1,498       $5,185    $29,026    $46,856    $81,066       $4,707       $3,912     $6,735
Ratio of operating
  expenses to average
  net assets(%)                  2.08(b)      1.93       2.11       2.05       2.00         2.11(b)      2.05       2.00
Ratio of net investment
  income to average
  net assets(%)                  0.71(b)      1.10       0.56       0.17      (0.29)        0.56(b)      0.17      (0.29)
Portfolio turnover rate(%)          4            6         69        127        103           69          127        103
Average commission rate(d)         --           --         --    $0.0348    $0.0334           --      $0.0348    $0.0334

(a) Class B shares were first offered on September 13, 1993. Class C shares were first offered on May 1, 1995.
(b) Computed on an annualized basis.
(c) A CDSC is not reflected in total return calculations. Periods of less than one year are not annualized.
(d) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(e) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

The Fund's current adviser and subadviser assumed those functions on May 1, 1995. These financial highlights prior to that date reflect results achieved by earlier advisers under investment policies that are no longer in effect.

NEW ENGLAND EQUITY INCOME FUND


                                                     CLASS A                CLASS B        CLASS C
                                          ------------------------------   ----------     ----------
                                          NOV. 15(a)      YEAR ENDED       SEPT. 15(a)    SEPT. 15(a)
                                           THROUGH       DECEMBER 31,       THROUGH        THROUGH
                                           DEC. 31,   ------------------    DEC. 31,       DEC. 31,
                                            1995       1996       1997        1997          1997
                                           -------    -------   --------    --------      --------
Net asset value, beginning of period       $ 12.50    $ 12.86   $  15.15    $  17.06      $  17.06
                                           -------    -------   --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                         0.04       0.31       0.25        0.03          0.03
Net gains or losses on investments
  (both realized and unrealized)              0.36       3.11       3.15        0.60          0.60
                                           -------    -------   --------    --------      --------
Total income from investment operations       0.40       3.42       3.40        0.63          0.63
                                           -------    -------   --------    --------      --------
LESS DISTRIBUTIONS
Distributions from net investment income     (0.04)     (0.30)     (0.26)      (0.04)        (0.04)
Distributions from net realized
  capital gains                               0.00      (0.83)     (0.70)      (0.06)        (0.06)
                                           -------    -------   --------    --------      --------
Total distributions                          (0.04)     (1.13)     (0.96)      (0.10)        (0.10)
                                           -------    -------   --------    --------      --------
Net asset value, end of period             $ 12.86    $ 15.15   $  17.59    $  17.59      $  17.59
                                           =======    =======   ========    ========      ========
Total return (%)(c)                            3.2       26.6       22.6         3.7           3.7
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)            $ 2,064    $ 2,613   $ 14,681    $  9,375      $  1,596
Ratio of operating expenses to average
  net assets (%)(d)                           1.50(b)    1.50       1.50        2.25(b)       2.25(b)
Ratio of net investment income to
  average net assets (%)                      3.58(b)    2.06       1.76        1.01(b)       1.01(b)
Portfolio turnover rate (%)                      0         45         33          33            33
Average commission rate(e)                    --      $0.0608   $ 0.0600    $ 0.0600      $ 0.0600

(a) The Fund commenced operations on November 15, 1995. Class B and C shares were first offered on September 15, 1997.
(b) Computed on an annualized basis.
(c) A sales charge in the case of the Class A shares and a CDSC in the case of the Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(d) The ratio of operating expenses to average net assets without giving effect to the expense limitation in effect would
    have been (%)                             5.97(b)    3.67       3.10      3.85(b)         3.85(b)
(e)  For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

-------------------------------------------------------------------------------
                              INVESTMENT STRATEGY
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

NEW ENGLAND CAPITAL GROWTH FUND
(THE "CAPITAL GROWTH FUND")

The Fund seeks long-term growth of capital.
Subadviser: Westpeak Investment Advisors, L.P. ("Westpeak")


NEW ENGLAND BALANCED FUND
(THE "BALANCED FUND")

The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.
Subadviser: Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Pasadena, CA


NEW ENGLAND GROWTH FUND
(THE "GROWTH FUND")

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.
Adviser: Capital Growth Management Limited Partnership ("CGM")

NEW ENGLAND INTERNATIONAL EQUITY FUND
(THE "INTERNATIONAL EQUITY FUND")

The Fund seeks total return from long-term growth of capital and dividend income, primarily through investment in international equity securities.
Subadviser: Loomis Sayles, Boston, MA

NEW ENGLAND VALUE FUND
(THE "VALUE FUND")

The Fund seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.
Subadviser: Loomis Sayles, Pasadena, CA

NEW ENGLAND GROWTH OPPORTUNITIES FUND
(THE "GROWTH OPPORTUNITIES FUND")

The Fund seeks opportunities for long-term growth of capital and income.
Subadviser: Westpeak


NEW ENGLAND EQUITY INCOME FUND
(THE "EQUITY INCOME FUND")

The Fund seeks current income and capital growth.
Subadviser: Loomis Sayles, New York, NY

NVEST COMPANIES AND THE FUNDS' ADVISERS AND SUBADVISERS

Loomis Sayles and Westpeak are independently operated subsidiaries and CGM is an affiliate of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly traded company listed on the New York Stock Exchange. New England Funds Management, L.P. ("NEFM"), the adviser to each of the Funds except the Growth Fund, is also an independently operated subsidiary of Nvest Companies. Nvest Companies' 14 principal subsidiary or affiliated asset management firms, collectively, had more than $125 billion of assets under management as of December 31, 1997. Each subadviser operates independently and is staffed by experienced investment professionals. Both of the subadvisers apply specialized knowledge and careful analysis to the pursuit of each Fund's objectives.


NEW ENGLAND FUNDS MANAGEMENT, L.P. is the adviser to each of the Funds except the Growth Fund, as well as most of the other New England Funds.


LOOMIS, SAYLES & COMPANY, L.P., with over $60 billion of assets under management, manages portfolios for mutual funds and other institutional investors and individuals. Loomis Sayles serves as subadviser to the International Equity, Balanced, Value and Equity Income Funds.

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP, adviser to the Growth Fund, has over $7 billion of assets under management. CGM specializes in managing aggressive growth-oriented equity portfolios for mutual funds and other institutions.

WESTPEAK INVESTMENT ADVISORS, L.P., with over $3 billion of assets under management, acts as subadviser to the Growth Opportunities and Capital Growth Funds and also provides investment management services to other mutual funds and institutional clients, including accounts of New England Life Insurance Company ("NELICO").


HOW THE FUNDS PURSUE THEIR OBJECTIVES

Investments in each Fund will be pooled with money from other investors in that Fund to invest in a managed portfolio consisting of securities appropriate to each Fund's investment objective and policies. There can be no assurance that any Fund will achieve its objective. Each Fund is a "diversified" mutual fund.

FUND INVESTMENTS

[]  CAPITAL GROWTH FUND
    The Capital Growth Fund seeks to attain its objective by investing substantially all of its assets in equity securities. Investments are selected based on their growth potential; current income is not a consideration. The Fund normally will invest primarily in equity securities of companies with medium or large market capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).


    The Fund's subadviser selects investments based upon fundamental research and analysis of individual companies and industries. The subadviser selects investments for the Fund based on qualitative and quantitative criteria including, among others, industry dominance and competitive position, consistent earnings growth, a history of high profitability, the subadviser's expectation of continued high profitability and overall financial strength, although not every investment will have all of these characteristics.

[]  GROWTH FUND
    Most of the Growth Fund's investments are normally in common stocks, although the Fund may invest in any type of equity securities. The Fund does not consider current income as a factor in selecting its investments.

[]  VALUE FUND
    Substantially all of the Value Fund's investments are normally in equity securities. In selecting investments for the Fund, the emphasis is ordinarily placed on undervalued securities. Although long-term market appreciation is ordinarily the basis for security selection, current income may be a significant consideration when yields appear to be favorable compared to overall opportunities for capital appreciation.

[]  BALANCED FUND
    The Balanced Fund is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities, depending on the Fund's subadviser's view of the economic and investment outlook. Most of its equity investments are normally in dividend-paying common stocks of recognized investment quality that are expected to achieve growth in earnings and dividends over the long term. In selecting equity investments for the Fund, an emphasis is ordinarily placed on undervalued securities. Fixed-income securities include notes, bonds, non-convertible preferred stock and money market instruments. The Fund invests at least 25% of its assets in fixed-income securities and, under normal market conditions, more than 50% of its assets in equity securities.

[]  INTERNATIONAL EQUITY FUND
    The International Equity Fund seeks to achieve its objective by investing primarily in common stocks, although the Fund may invest in any type of equity securities. Normally the Fund will invest at least 65% of its total assets in equity securities of issuers headquartered outside the United States or that derive a substantial part of their revenues or profits from countries outside the United States. Under normal conditions the Fund's portfolio will contain equity securities of issuers from at least three countries outside the United States. The Fund may also invest in closed-end investment companies domiciled in the United States that invest primarily in securities issued by foreign companies. In addition, the Fund may invest up to 20% of its assets in bonds issued or guaranteed by foreign governments (including their political subdivisions, agencies, authorities and/or instrumentalities), supranational agencies or foreign companies, including but not limited to convertible debt and below investment grade or unrated debt.


    The Fund's subadviser will make investment decisions on behalf of the Fund by selecting a group of attractively valued countries and then selecting securities within such countries that are expected to offer the best value based on its valuation and earnings growth expectations.


[]  GROWTH OPPORTUNITIES FUND
    It is normally the policy of the Growth Opportunities Fund to invest in a diversified portfolio of common stocks considered by the Fund's subadviser to have possibilities for long-term appreciation of capital and income. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style). The Fund will ordinarily invest substantially all of its assets in equity securities.

[]  EQUITY INCOME FUND
    Under normal market circumstances, the Fund will invest at least 80% of its assets in dividend-paying common or preferred stocks. The Fund's portfolio will be selected to seek current income and capital growth and a current dividend yield which is comparable to the published composite yield of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500"). The Fund may also invest in non- dividend paying stocks, other equity securities, zero coupon bonds and strips and foreign securities.

[]  ADDITIONAL INFORMATION
    The Funds other than the Balanced Fund seek to attain their objectives by normally investing primarily in equity securities. When the particular Fund's adviser or subadviser deems it appropriate, however, these Funds may, for temporary defensive purposes, hold a substantial portion of their assets in cash or fixed-income investments, including U.S. Government obligations, investment grade (and comparable unrated) corporate bonds or notes, money market instruments and repurchase agreements. Corporate obligations in the lowest investment grade category (rated BBB by Standard & Poor's Ratings Group ["S&P"] or Baa by Moody's Investors Service, Inc. ["Moody's"]) have some speculative characteristics and may be more adversely affected by changing economic conditions than are higher grade obligations. No estimate can be made as to when or for how long a Fund will employ defensive strategies. Under some market conditions, the Balanced Fund may, for temporary purposes, invest less than 50% of its assets in equity securities and the balance in cash and fixed-income investments.

    Each Fund may invest in foreign securities (in the case of the Growth Opportunities Fund, only if such securities are traded in the U.S. markets). Each Fund may also engage in certain options and futures transactions.

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                                INVESTMENT RISKS
-------------------------------------------------------------------------------
It is important to understand the following risks inherent in a Fund before you invest.

[]  EQUITY SECURITIES
    Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for or convertible into common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). While offering greater potential for long-term growth, equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. Each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Companies" below. Each Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.


    Each Fund may invest in convertible securities, including corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. Less than 35% (20% in the case of the Equity Income Fund) of each Fund's respective net assets will be invested in convertible securities rated below investment grade and unrated convertible securities of comparable quality.

[]  SMALL COMPANIES

    Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset value of funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.

[]  FOREIGN SECURITIES
    Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

    Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Funds may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

    In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

    There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.


    The International Equity and Equity Income Funds' investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.


    The Funds may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

    In addition, the Funds may invest in securities issued by supranational agencies. Supranational agencies are those agencies whose member nations determine to make capital contributions to support the agencies' activities, and include such entities as the International Bank of Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

    In determining whether to invest in securities of foreign issuers, the adviser or subadviser of each Fund will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

[]  FOREIGN CURRENCY
    Most foreign securities in the Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

    The Funds may incur costs in connection with conversions between various currencies. In addition, the Funds may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

[]  FIXED-INCOME SECURITIES
    Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

    Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of fixed-income securities falls when market rates of interest are rising.) Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest or dividend payments.

    Because interest rates vary, it is impossible to predict the income of a fund that invests in fixed-income securities for any particular period. Fluctuations in the value of a Fund's investments in fixed-income securities will cause a Fund's net asset value to increase or decrease.


    All non-convertible fixed-income securities purchased by the Funds other than the International Equity, Balanced and Equity Income Funds will, at the time of purchase, either be rated investment grade by at least one major rating agency or be unrated but determined to be of investment grade quality by the Fund's adviser or subadviser.


[] LOWER QUALITY FIXED-INCOME SECURITIES (INTERNATIONAL EQUITY, BALANCED AND EQUITY INCOME FUNDS)

    Fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's (and comparable unrated securities) are below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a mutual fund investing in lower quality fixed-income securities may be more dependent on the fund's adviser's or subadviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. During the fiscal year ended December 31, 1997, the International Equity, Balanced and Equity Income Funds had on average 6.3%, 3.04% and 0% of their assets, respectively, invested in fixed-income securities rated below investment grade. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A - Description of Bond Ratings."

[]  MORTGAGE- AND ASSET-BACKED SECURITIES (BALANCED FUND)
    The Balanced Fund may invest in mortgage- and asset-backed securities, which are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

[]  REPURCHASE AGREEMENTS

    Under a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase. The staff of the SEC is currently of the view that repurchase agreements maturing in more than 7 days are illiquid securities.


[] INVESTMENTS IN OTHER INVESTMENT COMPANIES (INTERNATIONAL EQUITY, GROWTH AND GROWTH OPPORTUNITIES FUNDS)
    The International Equity, Growth and Growth Opportunities Funds may each invest up to 10% of its total assets in securities of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical or efficient way for the Fund to invest in such countries. In other cases, where the Fund's adviser or subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, the Fund will indirectly bear its share of the expenses of that investment company. These expenses are in addition to the Fund's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.


[]  SHORT-TERM TRADING

    Although each Fund seeks long-term growth or return (current income and capital growth in the case of the Equity Income Fund), each Fund may, consistent with its investment objective, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any adviser's or subadviser's investment discretion in managing a Fund's assets.

    Recent portfolio turnover rates of each Fund are set forth above under "Financial Highlights."


[]  OPTIONS, FUTURES, SWAP CONTRACTS AND CURRENCY TRANSACTIONS

    The International Equity Fund may buy, sell or write options on securities, securities indexes, currencies or futures contracts. The Fund may buy and sell futures contracts on securities, securities indexes or currencies. The Fund may also enter into swap contracts. The Fund may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. The Fund may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.


    The Funds other than the International Equity Fund may also buy and sell futures contracts on a variety of stock indexes. A Fund would buy such a futures contract only when the Fund is experiencing significant cash inflows, and then only for the purpose of maintaining the Fund's exposure to the equity markets during the time before the Fund has fully invested incoming cash in equity securities directly. Similarly, a Fund would sell stock index futures only during periods of cash outflows from the Fund, for the purpose of reducing equity market exposure before holdings of stock are liquidated. A Fund will not use futures contracts for speculative purposes or to hedge against changes in the value of the Fund's securities portfolio.


    Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

    Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligations under the option.

    A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or receipt) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss). A Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of the Fund's net assets. Transactions in futures and related options involve the risks of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different hours, (3) the possible absence of a liquid secondary market at any point in time, and the risk that if the subadviser's prediction on interest rates or other economic factors is inaccurate, the Fund may be worse off than if it had not hedged. Futures transactions involve potentially unlimited risk of loss.


    All of the Funds may enter into interest rate, currency and securities index swaps. The Funds will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 or in some other investment (such as U.S. Treasury securities).


    The value of options purchased by a Fund, futures contracts held by a Fund and a Fund's positions in swap contracts may fluctuate up or down based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options, futures or swaps involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. The Fund will be required, however, to set aside with its custodian bank certain assets in amounts sufficient at all times to satisfy its obligations under options, futures and swap contracts.


    The successful use of options, futures and swaps will usually depend on the subadviser's ability to forecast stock market, currency or other financial market movements correctly. A Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options, futures and swap transactions also depends on the degree of correlation between the changes in the value of futures, options or swap positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of swap contracts and of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Fund will treat most swap contracts and over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid. Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and certain regulatory requirements may limit a Fund's ability to engage in futures, options and swap transactions.


    The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments by the Funds in options and futures in foreign markets are subject to many of the same risks as are the Fund's other foreign investments. See "Foreign Securities" above. For further information, see "Miscellaneous Investment Practices -- Futures, Options and Swap Contracts" in Part II of the Statement.

[]  CURRENCY HEDGING TRANSACTIONS (INTERNATIONAL EQUITY FUND)
    The International Equity Fund may, at the discretion of its subadviser, engage in foreign currency exchange transactions, in connection with the purchase and sale of portfolio securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. Currency hedging transactions may include forward contracts (contracts with another party to buy or sell a currency at a specified price on a specified date), futures contracts (which are similar to forward contracts but are traded on an exchange) and swap contracts. For more information on foreign currency hedging transactions, see Part II of the Statement.


[]  ZERO COUPON BONDS AND STRIPS (EQUITY INCOME AND BALANCED FUNDS)
    The Equity Income and Balanced Funds may invest in zero coupon bonds and in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accrued discount (representing interest accrued but not paid) are paid in maturity. "Strips" are debt securities that are stripped of their interest payments after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality. Under certain market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.


[]  SECURITIES LENDING

    The Equity Income, Capital Growth and International Equity Funds may lend their portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities lent, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities lent and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's total assets (taken at current value). Any voting rights or rights to consent relating to the lent securities pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.


[]  MISCELLANEOUS
    No Fund will invest more than 15% of its net assets in "illiquid securities," that is, securities which are not readily resalable, which may include securities whose disposition is restricted by federal securities laws.

    The Balanced, International Equity and Equity Income Funds may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities are treated as illiquid, unless the Fund's subadviser has determined, under guidelines established by the relevant Trust's trustees, that the particular issue of Rule 144A securities is liquid. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.


    The International Equity, Balanced and Equity Income Fund may purchase securities on a "when-issued" or "delayed-delivery" basis. This means that the Fund enters into a commitment to buy the security before the security has been issued, or, in the case of a security that has already been issued, to accept delivery of the security on a date beyond the usual settlement period. If the value of a security purchased on a "when- issued" or "delayed delivery" basis falls or market rates of interest increase between the time the Fund commits to buy the security and the delivery date, the Fund may sustain a loss in value of or yield on the security. For more information on "when-issued" and "delayed delivery" securities, see Part II of the Statement.

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                                 FUND MANAGEMENT
-------------------------------------------------------------------------------
NEFM, 399 Boylston Street, Boston, Massachusetts, 02116, serves as the adviser to each Fund except the Growth Fund (for which CGM serves as adviser). NEFM oversees, evaluates and monitors the subadvisory services provided to each Fund except the Growth Fund and furnishes general business management and administration to each such Fund. NEFM does not determine what investments will be purchased by the Funds.


The subadviser of the International Equity Fund, the Balanced Fund, the Value Fund and the Equity Income Fund is Loomis Sayles. Founded in 1926, Loomis Sayles, One Financial Center, Boston, Massachusetts 02111, is one of the country's oldest and largest investment counsel firms. Paul Drexler, Vice President of Loomis Sayles, has served as the portfolio manager of the International Equity Fund since February 1997. Carol C. McMurtrie and Tricia
H. Mills are the portfolio managers of the Value Fund. Ms. McMurtrie and Ms. Mills have served in that capacity since March 1993. Ms. McMurtrie and Ms. Mills are also the portfolio managers of the equity portion of the Balanced Fund and are responsible for allocating the assets of the Balanced Fund between equity and fixed-income securities. Ms. McMurtrie and Ms. Mills have served in these capacities since July 1997. The portfolio management team for the fixed-income portion of the Balanced Fund consists of Meri Ann Beck, John Hyll and Barr Segal, who have had portfolio management responsibility for the Fund's fixed-income investments since 1990, 1994 and 1996, respectively. Messrs. Hyll and Segal and Mses. Beck and Mills are Vice Presidents of Loomis Sayles. Ms. McMurtrie is Vice President and Managing Partner of Loomis Sayles. Mr. Hyll has been employed by Loomis Sayles for more than five years. Mr. Segal was a Senior Portfolio Manager at TCW Group before joining Loomis Sayles in 1996. Mr. Drexler was Deputy Manager, Brown Brothers Harriman & Co. before joining Loomis Sayles in 1993. Mauricio F. Cevallos, Vice President and Manager of Loomis Sayles, Peter Ramsden, Vice President of Loomis Sayles, and Tom Kolefas, Vice President of Loomis Sayles, act as portfolio managers of the Equity Income Fund. Mr. Kolefas joined Loomis Sayles in 1996 and has been a portfolio manager of the Fund since May 1996. Prior to May 1996, Mr. Kolefas was employed as a portfolio manager at Mackay Shields Financial Corporation. Mr. Ramsden and Mr. Cevallos have been employed by Loomis Sayles for more than five years, and have served as portfolio managers of the Fund since its inception in November 1995.

The adviser of the Growth Fund is CGM, One International Place, Boston, Massachusetts 02110. CGM, organized in 1989, serves as investment adviser to seven mutual funds and to other institutional investors. The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. Mr. Heebner, Senior Portfolio Manager of CGM, has served as portfolio manager of the Growth Fund since 1976. Nvest Companies owns a majority limited partnership interest in CGM. In 1997, the Growth Fund paid 0.67% of its average net assets in advisory fees to CGM. NEFM has agreed to provide certain administrative services to the Growth Fund at CGM's expense.

The subadviser of the Growth Opportunities Fund and the Capital Growth Fund is Westpeak, 1011 Walnut Street, Boulder, Colorado 80302. The portfolio manager of the Growth Opportunities Fund and the Capital Growth Fund is Gerald H. Scriver, President and Chief Executive Officer of Westpeak, who has been with Westpeak since its inception in 1991. Mr. Scriver has been portfolio manager of the Growth Opportunities Fund since May 1995 and portfolio manager of the Capital Growth Fund since February 1998.

Each Fund other than the Growth Fund pays NEFM a management fee at the annual rate set forth in the following table, reduced in each case by the amount of any subadvisory fee payable by the Fund to the Fund's subadviser (as described below):

                               MANAGEMENT FEE PAYABLE BY FUND TO
                               NEFM (AS A PERCENTAGE OF AVERAGE
FUND                           DAILY NET ASSETS OF THE FUND)
----                           -----------------------------
Balanced Fund, ..............  0.75% of the first $200 million
Capital Growth Fund, and       0.70% of the next $300 million
  Value Fund                   0.65% of amounts in excess of $500 million

Growth Opportunities Fund ...  0.70% of the first $200 million
  and Equity Income Fund       0.65% of the next $300 million
                               0.60% of amounts in excess of $500 million

International Equity Fund ...  0.90% of the first $200 million
                               0.85% of the next $300 million
                               0.80% of amounts in excess of $500 million


The management fee rates payable by the Balanced, Capital Growth, International Equity and Value Funds are higher than those paid by most other mutual funds but are comparable to fee rates paid by some mutual funds with similar investment objectives and policies to these Funds.


Subject to the supervision of NEFM, each subadviser manages the portfolio of each Fund to which it serves as subadviser in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities for the Fund, and employs professional advisers and securities analysts who provide research services to the Fund.

Each Fund other than the Growth Fund pays its subadviser a subadvisory fee at the annual rate set forth in the following table:

                                                                                        SUBADVISORY FEE PAYABLE BY THE FUND
                                                                                                   TO SUBADVISER
                                                                                                (AS A PERCENTAGE OF
FUND                                                          SUBADVISER               AVERAGE DAILY NET ASSETS OF THE FUND)
--                                                            --------          ---------------------------------------------------

Balanced Fund and Value Fund ...............................  Loomis Sayles     0.535% of the first $200 million
                                                                                0.350% of the next $300 million
                                                                                0.300% of amounts in excess of $500 million

Capital Growth Fund ........................................  Westpeak          0.400% of the first $200 million
                                                                                0.350% of the next $300 million
                                                                                0.300% of amounts in excess of $500 million

Growth Opportunities Fund ..................................  Westpeak          0.500% of the first $25 million
                                                                                0.400% of the next $75 million
                                                                                0.350% of the next $100 million
                                                                                0.300% of amounts in excess of $200 million

International Equity Fund ..................................  Loomis Sayles     0.400% of the first $200 million
                                                                                0.350% of amounts in excess of $200 million

Equity Income Fund .........................................  Loomis Sayles     0.400% of the first $200 million
                                                                                0.325% of the next $300 million
                                                                                0.275% of amounts in excess of $500 million


Prior to February 14, 1997, Draycott Partners, Ltd. served as subadviser to the International Equity Fund. Prior to February 16, 1998 Loomis Sayles served as subadviser to the Capital Growth Fund.

NEFM and Loomis Sayles have voluntarily agreed, until further notice to the International Equity Fund, to waive their respective management and subadvisory fees for the Fund and, if necessary, NEFM has agreed to bear certain expenses associated with the Fund, to the extent necessary to limit the Fund's expenses to the annual rate of 2.00% for Class A shares, 2.75% for Class B shares and 2.75% for Class C shares. NEFM and/or Loomis Sayles may terminate these voluntary limitations at any time.

Loomis Sayles has voluntarily agreed, until further notice to NEFM, to waive its entire subadvisory fee with respect to the Equity Income Fund. This waiver by Loomis Sayles does not reduce the Fund's expenses. This agreement may be terminated by Loomis Sayles at any time. In addition, under an expense deferral arrangement, which NEFM may terminate at any time, NEFM has agreed to defer its management fee for the Fund and, if necessary, to bear certain expenses associated with the Fund to the extent necessary to limit the Fund's expenses to the annual rate of 1.50% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares, subject to the obligation of the Fund to pay NEFM such deferred fees and expenses in later periods to the extent that the Fund's expenses fall below the annual rate of 1.50% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expenses more than two years after the end of the fiscal year in which the fee or expense was deferred.

In the event that any of the foregoing voluntary limitations are terminated, the affected Fund would supplement its Prospectus.

The transfer and dividend paying agent for the Funds is New England Funds Service Corporation ("NEFSCO"), 399 Boylston Street, Boston, Massachusetts 02116. NEFSCO has subcontracted certain of its obligations as such to State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110.

The general partners of each of NEFM, Loomis Sayles, Westpeak and the Distributor and the sole shareholder of NEFSCO, are special purpose corporations that are indirect, wholly-owned subsidiaries of Nvest Companies. Nvest Companies' managing general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company. MetLife owns in the aggregate, directly and indirectly, approximately 47% of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.

Subject to applicable regulatory restrictions and such policies as the Trusts' trustees may adopt, CGM, Loomis Sayles and Westpeak may consider sales of shares of the Funds and other mutual funds they manage as a factor in the selection of broker-dealers to effect portfolio transactions for the Funds. Subject to procedures adopted by the trustees of the Trusts, Fund brokerage transactions may be executed by brokers that are affiliated with Nvest Companies, NEFM, CGM, Loomis Sayles or Westpeak. See "Portfolio Transactions and Brokerage" in Part II of the Statement.

NEFM provides executive and other personnel for the management of the Trusts. Each Trust's Board of Trustees supervises the affairs of that Trust as conducted by the Funds' advisers and subadvisers.

The Funds (excepting the Growth Fund) have received an exemptive order from the SEC to permit NEFM, subject to certain conditions, to enter into subadvisory agreements with subadvisers, including subadvisers other than the existing subadvisers of the Funds, when approved by the relevant Trust's Board of Trustees, without obtaining shareholder approval. The exemptive order also permits, without shareholder approval, the terms of an existing subadvisory agreement to be changed or the employment of an existing subadviser to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, when such changes or continuation are approved by the relevant Trust's Board of Trustees. Shareholders will be notified of any subadviser changes.

--------------------------------------------------------------------------------
                         SUBADVISER'S PAST PERFORMANCE
--------------------------------------------------------------------------------

The first table and the first graph below present information about the investment performance on an average annual total return basis of the Loomis Sayles High Yield Equity Composite (the "Loomis Sayles Composite"), which may be of interest to investors in the Equity Income Fund.

The average annual total returns shown below for the Loomis Sayles Composite represent composite returns derived from performance data furnished by Loomis Sayles relating to certain accounts managed by Loomis Sayles, including the Equity Income Fund. Each of the accounts included in the Loomis Sayles Composite has investment objectives substantially similar to that of the Fund and was managed using investment policies and strategies substantially similar (although not necessarily identical) to those employed by Loomis Sayles in managing the Fund. The accounts represented by the Loomis Sayles Composite include all of the accounts (including the Fund) with investment objectives substantially similar to that of the Fund and managed by Loomis Sayles during the relevant time periods using investment policies and strategies substantially similar to those employed by Loomis Sayles in managing the Fund. The average annual total returns shown below for the Loomis Sayles Composite have been adjusted to reflect the Fund's operating expenses for Class A shares (after giving effect to the Fund's voluntary expense deferral arrangement with NEFM). The performance information for the Loomis Sayles Composite and the Fund has not been adjusted to reflect deduction of the sales charge payable on the Fund's Class A shares, nor does it give effect to the higher expense levels of the Fund's Class B and Class C shares. Performance would be lower if it were adjusted for these charges and expenses.

Although the Fund's performance is included in the Loomis Sayles Composite for the periods that the Fund has been in existence, the information regarding the performance of the Loomis Sayles Composite does not represent the Fund's performance. Such information should not be considered a prediction of future performance of the Fund.

Some of the accounts which make up the Loomis Sayles Composite have not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940, as amended (the "1940 Act") or the Code. The performance results for the Loomis Sayles Composite might have been less favorable had such accounts been subject to regulations as investment companies under relevant federal laws.

The line graphs below illustrate (i) the growth of a $10,000 investment in the Loomis Sayles Composite from its inception to December 31, 1997 versus the growth of a $10,000 investment in the Lipper Equity Income Fund Average over the same period and (ii) the growth of a $10,000 investment in the Fund from the Fund's inception on November 28, 1995 to December 31, 1997 versus the growth in the Lipper Equity Income Fund Average from November 30, 1995 to December 31, 1997.

                                AVERAGE ANNUAL TOTAL RETURN
                            ------------------------------------
                                                  LIPPER EQUITY
      PERIOD ENDED           LOOMIS SAYLES         INCOME FUND
   DECEMBER 31, 1997           COMPOSITE             AVERAGE
   -----------------         -------------        -------------
Since Inception* .......        15.76%               13.68%
  7 years ..............        18.57%               17.31%
  5 years ..............        18.51%               17.00%
  3 years ..............        25.49%               25.49%
  1 year ...............        23.03%               27.44%

*Inception date July 1, 1989.
                                AVERAGE ANNUAL TOTAL RETURN
                            ------------------------------------
                              NEW ENGLAND         LIPPER EQUITY
      PERIOD ENDED           EQUITY INCOME         INCOME FUND
   DECEMBER 31, 1997            FUND**               AVERAGE
   -----------------         -------------        -------------
Since Inception* .......        25.32%               23.52%
  1 year ...............        22.64%               27.44%

 *The Fund's inception is November 28, 1995; Lipper Equity Income Fund Average
  has been calculated from November 30, 1995.
**Class A shares; does not reflect sales charge.

                        Growth of $10,000 from Inception
                           July 1989 - December 1997

              Loomis Sayles           Lipper Equity
Date            Composite              Income Avg.
----          -------------           -------------
Dec - 89       $10,715.62               $10,774.29
Dec - 90       $10,533.17               $ 9,952.47
Dec - 91       $13,511.05               $12,679.52
Dec - 92       $14,839.54               $13,963.19
Dec - 93       $17,470.73               $15,945.05
Dec - 94       $17,555.83               $15,623.42
Dec - 95       $22,026.18               $20,372.20
Dec - 96       $28,202.17               $24,231.17
Dec - 97       $34,695.91               $30,811.45

                          Equity Income Mountain Chart
                               Growth of $10,000
                              11/30/95 - 12/31/97

               N.E. Equity            Lipper Equity
Date           Income Fund             Income Avg.
----          -------------           -------------
11/30/95       $10,000                  $10,000
12/31/95       $10,288                  $10,245
 1/31/96       $10,520                  $10,491
 2/29/96       $10,664                  $10,588
 3/31/96       $10,840                  $10,734
 4/30/96       $11,088                  $10,857
 5/31/96       $11,424                  $11,027
 6/30/96       $11,320                  $11,045
 7/31/96       $11,032                  $10,653
 8/31/96       $11,248                  $10,936
 9/30/96       $11,664                  $11,356
10/31/96       $12,304                  $11,616
11/30/96       $13,064                  $12,273
12/31/96       $13,026                  $12,220
 1/01/97       $13,421                  $12,662
 2/28/97       $13,670                  $12,826
 3/31/97       $13,051                  $12,436
 4/30/97       $13,499                  $12,793
 5/31/97       $14,161                  $13,536
 6/30/97       $14,582                  $14,027
 7/31/97       $15,553                  $14,928
 8/31/97       $15,106                  $14,508
 9/30/97       $15,659                  $15,234
10/31/97       $14,901                  $14,784
11/30/97       $15,532                  $15,241
12/31/97       $15,975                  $15,598

--------------------------------------------------------------------------------
                               BUYING FUND SHARES
--------------------------------------------------------------------------------

MINIMUM INVESTMENT

$2,500 is the minimum for an initial investment in any Fund and $100 is the minimum for each subsequent investment. There are special initial investment minimums for the following plans:


CALL NEW ENGLAND FUNDS PERSONAL ACCESS LINE(TM) AT 1-800-346-5984. WITH OUR
24 HOUR AUTOMATED CUSTOMER SERVICE SYSTEM YOU HAVE ACCESS TO YOUR ACCOUNT. WITH A TOUCH-TONE TELEPHONE, OBTAIN YOUR CURRENT ACCOUNT BALANCE, RECENT TRANSACTIONS, FUND PRICES AND RECENT PERFORMANCE INFORMATION. YOU CAN ALSO PURCHASE OR EXCHANGE SHARES OF ANY NEW ENGLAND FUND. FOR MORE INFORMATION CALL US AT 1-800-225-5478.


[] $25 (for initial and subsequent investments) for payroll deduction investment programs for 401(k), SARSEP, SEP, SIMPLE Plans, 403(b)(7) retirement plans and certain other retirement plans.

[] $100 on initial and subsequent investments for automatic investing through the Investment Builder program.

[] $250 on initial and $100 on subsequent investments for retirement plans with tax benefits such as corporate pension and profit sharing plans and Keogh plans.


[]  $500 on initial and $100 on subsequent investments for IRAs.


[] $2,000 on initial and $100 on subsequent investments for accounts registered under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

6 WAYS TO BUY FUND SHARES


You may purchase Class A, Class B and Class C shares of the Funds in the following ways:


[Graphic Omitted] THROUGH YOUR INVESTMENT DEALER:

Many investment dealers have a sales agreement with the Distributor and would be pleased to accept your order.

[Graphic Omitted] BY MAIL:

FOR AN INITIAL INVESTMENT, simply complete an application and return it, with a check payable to New England Funds, to P.O. Box 8551, Boston, MA 02266-8551.

FOR SUBSEQUENT INVESTMENTS, please mail your check to New England Funds, P.O. Box 8551, Boston, MA 02266-8551 along with a letter of instruction or an additional deposit slip from your statements. To make investing even easier, you can also order personalized investment slips by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time).

All purchases made by check should be in U.S. dollars and made payable to New England Funds, or, in the case of a retirement account, the custodian or trustee. Third party checks will generally not be accepted except under certain circumstances approved by the Distributor. When purchases are made by check or periodic account investment, redemptions may not be allowed until the investment being redeemed has been in the account for a minimum of ten calendar days.
[Graphic Omitted] BY WIRE TRANSFER OF FEDERAL FUNDS:

FOR AN INITIAL INVESTMENT, call us at 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business to obtain an account number and wire transfer instructions.

FOR SUBSEQUENT INVESTMENTS, direct your bank to transfer funds to State Street Bank and Trust Company, ABA #011000028, DDA #99011538, Credit Fund (Fund name and Class of shares), Shareholder Name, Shareholder Account Number. Funds may be transferred between 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the Funds are open for business. Your bank may charge a fee for this service.

[Graphic Omitted] BY INVESTMENT BUILDER:

Investment Builder is New England Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more New England Funds.

FOR AN INITIAL INVESTMENT, please indicate that you would like to begin an automatic investment plan through Investment Builder. Indicate the amount of the monthly investment on the enclosed application and enclose a check marked "Void" or a deposit slip from your bank account.

TO ADD INVESTMENT BUILDER TO AN EXISTING ACCOUNT, please call us at 1-800-225-5478 for a Service Options Form.

[Graphic Omitted] BY ELECTRONIC PURCHASE THROUGH ACH:

You may purchase additional shares electronically through the Automated Clearing House ("ACH") system as long as your bank or credit union is a member of the ACH system and you have a completed, approved ACH application on file with the Fund.

To purchase through ACH, call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business. You may also purchase shares through ACH by calling New England Funds Personal Access Line
(TM) at 1-800-346-5984 twenty-four hours a day. Under normal circumstances, the New York Stock Exchange (the "Exchange") closes at 4:00 p.m. (Eastern time). Purchase orders accepted through ACH or New England Funds Personal Access Line(TM) will be complete only upon the receipt by New England Funds of funds from your bank and, on the day that funds are received, will be processed at the net asset value determined at the close of regular trading on the Exchange on days that the Exchange is open. Proceeds of redemptions of Fund shares purchased through ACH may not be available for up to ten days after the purchase date.

[Graphic Omitted] BY EXCHANGE FROM ANOTHER NEW ENGLAND FUND:


You may also purchase shares of a Fund by exchanging shares from another New England Fund. Please see "Owning Fund Shares -- Exchanging Among New England Funds" for details.

GENERAL
All purchase orders are subject to acceptance by the Funds and will be effected at the net asset value next determined after the order is received in proper form by State Street Bank, (except orders received by your investment dealer before the close of trading on the Exchange and transmitted to the Distributor by 5:00 p.m. Eastern time (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) on the same day, which will be effected at the net asset value determined on that day. Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of sales of shares.

Class B and C shares and certain shareholder features may not be available to persons whose shares are held in street name accounts.


You will not receive any certificates for your Class A shares unless you request them in writing from the Distributor. The Funds' "open account" system for recording your investment eliminates the problems and expense of handling and safekeeping certificates. Certificates will not be issued for Class B or Class C shares. If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact your investment dealer or the Distributor for details.

TO MAKE INVESTING EVEN EASIER, YOU CAN ALSO ORDER PERSONALIZED INVESTMENT SLIPS BY CALLING 1-800-225-5478 BETWEEN 8 A.M. AND 7:00 P.M. (EASTERN TIME).

SALES CHARGES


Except as otherwise indicated in this Prospectus, each Fund offers three classes of shares to the general public:


CLASS A SHARES


Class A shares are offered at net asset value plus a sales charge which varies depending on the size of your purchase. They are also subject to a 0.25% annual service fee. Class A shares are offered subject to the following sales charges:


                                   SALES CHARGE AS A % OF       DEALER'S
                              --------------------------------  CONCESSION
                                               NET              AS A % OF
VALUE OF TOTAL                OFFERING         AMOUNT           OFFERING
INVESTMENT                    PRICE            INVESTED         PRICE
Less than $50,000+            5.75%            6.10%            5.00%
$50,000 - $99,999             4.50%            4.71%            4.00%
$100,000 - $249,999           3.50%            3.63%            3.00%
$250,000 - $499,999           2.50%            2.56%            2.15%
$500,000 - $999,999           2.00%            2.04%            1.70%
$1,000,000 or more            None             None               *

+[Growth Fund Only.] For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,999, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of the Growth Fund if the total investment value of the Growth Fund account after such sale is between (and including) $25,000 and $49,999.

*The Distributor may, at its discretion, pay investment dealers who initiate and are responsible for such purchases (except investments by plans under Sections 401(a) or 401(k) of the Code whose total investments amount to $1 million or more or that have 100 or more eligible employees ["Retirement Plans"]) a commission of up to 1% on the first $3 million invested and 0.50% on the excess over $3 million. For investments by Retirement Plans, the Distributor may, at its discretion, pay investment dealers who initiate and are responsible for such purchases a commission of up to 1% on the first $3 million invested and 0.50% on amounts over $3 million and up to $10 million. These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Section 401(a), 401(k), 457 and 403(b) plans that have total investment assets of at least $10 million are eligible to purchase Class Y shares of the Funds, which are described in a separate Prospectus.

CONTINGENT DEFERRED SALES CHARGE (CLASS A SHARES ONLY). For purchases of Class A shares of the Funds of $1,000,000 or more or purchases by Retirement Plans as defined above, a CDSC of 1% applies to redemptions of shares within one year of the date of purchase. If an exchange is made to Class A shares of New England Cash Management Trust Money Market Series or New England Tax Exempt Money Market Trust (the "Money Market Funds"), then the one-year holding period for purposes of determining the expiration of the CDSC will stop and will resume only when an exchange is made back into Class A shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into the Trusts, then a CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held the longest are the first to be redeemed. The CDSC applies to redemptions through the day one year after the day on which the purchase was accepted. No CDSC applies to a redemption of shares followed by a reinvestment effected within 30 days after the date of the redemption.


CLASS B SHARES
Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.25% annual service fee, a 0.75% annual distribution fee for 8 years (at which time they automatically convert to Class A shares) and a CDSC if they are redeemed within 6 years of purchase. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of a series of the Trusts. If the exchange is made to Class B shares of a Money Market Fund, then the holding period stops and will resume only when an exchange is made back into Class B shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then a CDSC applies to the redemption, at the same rate as if the Class B shares of the Fund had been redeemed at the time they were exchanged for Money Market Fund shares. For the purpose of the CDSC it is assumed that the shares held the longest are the first to be redeemed.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. The CDSC equals the following percentages of the dollar amounts subject to the charge:


                                              CONTINGENT DEFERRED
                                               SALES CHARGE AS A
                                              PERCENTAGE OF DOLLAR
YEAR SINCE PURCHASE                         AMOUNT SUBJECT TO CHARGE
-------------------                         ------------------------
    1st .............................................. 5%
    2nd .............................................. 4%
    3rd .............................................. 3%
    4th .............................................. 3%
    5th .............................................. 2%
    6th .............................................. 1%
    thereafter ....................................... 0%


Year one ends one year after the day on which the purchase was accepted, and so on.


At the time of sale, the Distributor pays investment dealers a commission of 3.75% of the sales price and advances the first year's service fee (up to 0.25%) on sales of Class B shares by such dealers.


CLASS C SHARES


Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee, a 0.75% annual distribution fee, and a CDSC of 1.00% on redemptions made within one year of the date of purchase, and do not convert to another class.

The Distributor pays to investment dealers at the time of sale a commission of 1.00% of the sales price of Class C shares sold by such investment dealers. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years, Class C shareholders will be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of a series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then a CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held the longest are the first to be redeemed. The Class C CDSC applies to redemptions through the day one year after the day on which the purchase was accepted.


DECIDING WHICH CLASS TO PURCHASE


The decision as to whether Class A, Class B or Class C shares are more appropriate for an investor depends on the amount and intended length of the investment. Investors making large investments, qualifying for a reduced initial sales charge, might consider Class A shares because Class A shares have lower 12b-1 fees and pay correspondingly higher dividends per share. For these reasons, the Distributor will treat any order of $1 million or more for Class B shares as a Class A order. Any order of $1 million or more for Class C shares will be treated as an order for Class A shares, unless you indicate on the relevant section of your application that you have been informed of the relative advantages and disadvantages of Class A and C shares. Investors making smaller investments might consider Class B or Class C shares because 100% of the purchase is invested immediately. Investors making smaller investments who anticipate redeeming their shares within six years may find Class C shares more favorable than Class B shares, because Class B shares are subject to a CDSC on redemptions made within six years after purchase, whereas the Class C CDSC applies only to redemptions made during the first year after purchase. Class B shares are more favorable than Class C shares for investors who anticipate holding their investment for more than eight years, since Class B shares convert to Class A shares (and thus bear lower ongoing fees) after eight years. Consult your investment dealer for advice applicable to your particular circumstances.


GENERAL

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gains distributions.


The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested, and is paid to the Distributor. The CDSC may be eliminated for certain persons and organizations, as described in the following paragraph and under "Reduced Sales Charges (Class A shares Only)."


A, B OR C SHARES -- WHICH SHOULD YOU CHOOSE? YOUR CHOICE OF SHARE CLASS DEPENDS ON THE SIZE OF YOUR INVESTMENT AND HOW LONG YOU INTEND TO HOLD YOUR SHARES. IN GENERAL, THERE ARE ONLY MINOR DIFFERENCES IN PERFORMANCE RESULTS FOR THE DIFFERENT CLASSES IF HELD FOR THE LONG TERM. CONSULT YOUR FINANCIAL REPRESENTATIVE FOR HELP IN DECIDING WHICH CLASS IS APPROPRIATE FOR YOU.

NO CDSC ON ANY CLASS OF SHARES APPLIES in connection with (1) redemptions by retirement plans qualified under Code Sections 401(a) or 403(b)(7) when such redemptions are necessary to make distributions to plan participants; (2) distributions from an IRA due to death, disability or a tax-free return of an excess contribution; (3) distributions by other employee benefit plans to pay benefits; and (4) distributions by a Section 401(a) plan due to death. For 403(b)(7) and IRA accounts established before January 3, 1995, the CDSC is waived for redemptions made after attainment of age 59 1/2. The CDSC is waived for redemptions made to make required minimum distributions after attainment of age 70 1/2 for 403(b)(7) and IRA accounts established on or after January 3, 1995. There is also no CDSC on redemptions following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year after the shareholder's death or disability. In addition, there is no CDSC on certain withdrawals pursuant to a Systematic Withdrawal Plan. See "Selling Fund Shares -- 4 Ways to Sell Fund Shares -- By Systematic Withdrawal Plan" below.

Each Fund receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the CDSC. For purposes of the CDSC, an exchange from one series of the Trusts to another series of the Trusts is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a redemption and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or a loss.

The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A shares of each Fund to investment dealers from time to time. The staff of the SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund's shares.

For new amounts invested, the Distributor may, at its expense, pay investment dealers who sell shares of the Funds at net asset value to an eligible governmental authority 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any series of the Trusts or if the account is registered in street name.


The Distributor may, at its expense, provide additional promotional incentives or payments to dealers who sell shares of the Funds (including in some cases, exclusively to New England Securities Corporation, a broker-dealer affiliate of the Distributor, and MetLife). In some instances additional compensation is provided to certain dealers who achieve certain sales goals or who have sold or may sell significant amounts of shares. Such compensation may include (i) full reallowance of the sales charge on the Class A shares; (ii) additional compensation with respect to the sale of Class A, B and C shares; or (iii) financial assistance programs to dealers in connection with conferences, sales or training programs, seminars, advertising and sales campaigns and/or shareholder services arrangements. Certain broker-dealer firms and their representatives who have sold or may sell significant amounts of shares, or have achieved other objectives, may receive gifts of merchandise and/or incentives of travel and lodging or the payment of these and other expenses incurred in connection with trips to locations, within or outside the U.S., for educational seminars or meetings of a business nature. Membership in the New England Funds President's Council is based on sales achievement and other criteria and may result in the provision of gifts of merchandise, a subscription to a financial publication and participation in sales assistance programs and educational seminars. The participation of broker-dealer firms and their representatives in compensation and incentive programs is at the discretion of the firm. Compensation and incentives shall conform with the applicable Rules of the National Association of Securities Dealers, Inc.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)


[] LETTER OF INTENT -- if aggregate purchases of all series and classes of the Trusts over a 13-month period will reach a breakpoint (a dollar amount at which a lower sales charge applies), smaller individual amounts can be invested at the sales charge applicable to that breakpoint.

[] COMBINING ACCOUNTS -- purchases by all qualifying accounts of all series and classes of the Trusts (which do not include the Money Market Funds unless the shares were purchased through an exchange from a series of the Trusts) may be combined with purchases of qualifying accounts of a spouse, parents, children, siblings, grandparents or grandchildren, individual fiduciary accounts, sole proprietorships and/or single trust estates. The values of all accounts are combined to determine the sales charge.


[] UNIT HOLDERS OF UNIT INVESTMENT TRUSTS -- unit investment trust distributions of less than $1 million may be invested in Class A shares of any Fund at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested). The dealer's concession on such sales is 1.50% of the public offering price.


[] ELIGIBLE GOVERNMENTAL AUTHORITIES -- no sales charge or CDSC applies to investments by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

[] CLIENTS OF AN ADVISER OR SUBADVISER -- no sales charge or CDSC applies to investments of $25,000 or more in the Funds by (1) clients of an adviser or subadviser to any series of the Trusts, any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts and the parents, spouses and children of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype Plan document of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for these arrangements should so indicate in writing at the time of the purchase.

[] Shares of the Funds may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.


[] Shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by the Distributor. This compensation may be paid indirectly by the Fund in the form of servicing and/or distribution fees.


[] Shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.


[] Shares of the Funds also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation, in an amount of up to 0.25% annually of the average value of the Fund shares held by their customers. This compensation may be paid by NEFM and/or a Fund's subadviser out of their own assets, or may be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.


[] There is no sales charge, CDSC or initial investment minimum related to investments by current and retired employees of the Trusts' investment advisers or subadvisers, the Distributor, NELICO or MetLife or any other company affiliated with NELICO or MetLife; current and former directors and trustees of the Trusts, NELICO or MetLife or their predecessor companies; agents and general agents of NELICO or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker- dealers who have selling arrangements with the Distributor; the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the persons listed above; any trust, pension, profit sharing or other benefit plan for any of the foregoing persons; and any separate account of NELICO or MetLife or of any insurance company affiliated with NELICO or MetLife.

[] Shareholders of Reich and Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Funds at net asset value and without imposition of a sales charge.

The reduction or elimination of the sales charge in connection with sales described above reflects the absence or reduction of expenses associated with such sales.

-------------------------------------------------------------------------------
                               OWNING FUND SHARES
-------------------------------------------------------------------------------

AUTOMATIC EXCHANGE PLAN

THE FUNDS HAVE AN AUTOMATIC EXCHANGE PLAN UNDER WHICH SHARES OF A CLASS OF A FUND ARE AUTOMATICALLY EXCHANGED EACH MONTH FOR SHARES OF THE SAME CLASS OF OTHER SERIES OF THE TRUSTS. THE MINIMUM MONTHLY EXCHANGE AMOUNT UNDER THE PLAN IS $100. THERE IS NO FEE FOR EXCHANGES MADE PURSUANT TO THIS PROGRAM, BUT THERE MAY BE A SALES CHARGE AS DESCRIBED ON THIS PAGE. SHARES OF THE ADJUSTABLE RATE FUND THAT ARE SUBJECT TO A DIFFERENTIAL SALES CHARGE AS DESCRIBED ON THIS PAGE MAY NOT PARTICIPATE IN THIS PROGRAM.


EXCHANGING AMONG NEW ENGLAND FUNDS

CLASS A SHARES


Except as indicated in the next two sentences, you may exchange Class A shares of any series of the Trusts (and Class A shares of the Money Market Funds acquired through exchanges from any series of the Trusts) for Class A shares of any other series of the Trusts without paying a sales charge; such exchanges will be made at the next-determined net asset value of the shares. Class A shares of New England Intermediate Term Tax Free Fund of California (the "California Fund") (and shares of the Money Market Funds acquired through exchanges of such shares) may be exchanged for Class A shares of another series of the Trusts at net asset value only if you have held the California Fund shares for at least six months; otherwise, you will pay the difference between any sales charge you have already paid on your California Fund shares and the higher sales charge of the series into which you are exchanging. If you exchange Class A shares of New England Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund") (and shares of the Money Market Funds acquired through exchanges of such shares) for shares of another series of the Trusts that has a higher sales charge, you will pay the difference between any sales charge you have already paid on your Adjustable Rate Fund shares and the higher sales charge of the series into which you are exchanging. In addition, you may redeem Class A shares of any Money Market Fund that were not acquired through exchanges from any series of the Trusts and have the proceeds directly applied to the purchase of shares of a series of the Trusts at the applicable sales charge.


CLASS B SHARES

You may exchange Class B shares of any series of the Trusts (and Class B shares of the Money Market Funds or Class A shares of the Money Market Funds that have not been subject to a previous sales charge) for Class B shares of any other series of the Trusts. Such exchanges will be made at the next- determined net asset value of the shares. Class B shares will automatically convert on a tax-free basis to Class A shares eight years after they are purchased (excluding the time the shares are held in a Money Market Fund). See "Sales Charges -- Class B Shares" above.

CLASS C SHARES


You may exchange Class C shares of any series of the Trusts (and Class C shares of New England Cash Management Trust Money Market Series and Class A shares of the Money Market Funds that have not been subject to a previous sales charge) for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.


CLASS Y SHARES

Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by NELICO for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll-free at 1-800-225-5478.

TO MAKE AN EXCHANGE, please call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business, call New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day or write to New England Funds. Exchange requests after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes earlier than 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open. The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), except that under the Automatic Exchange Plan the minimum is $100. All exchanges are subject to the eligibility requirements of the series into which you are exchanging. In connection with any exchange, you must obtain and carefully read a current Prospectus of the series into which you are exchanging. The exchange privilege may be exercised only in those states where shares of such other series may be legally sold.

You have the automatic privilege to exchange your Fund shares by telephone. The Funds and NEFSCO will employ reasonable procedures to confirm that your telephone instructions are genuine, and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The Funds and NEFSCO will require a form of personal identification prior to acting upon your telephone instructions, will provide you with written confirmations of such transactions and will record your instructions.

For federal tax purposes, an exchange of shares of one series of the Trusts for shares of another series is considered to be a redemption and purchase and, therefore, is considered to be a taxable event on which you may recognize a gain or a loss.

Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

MARKET TIMER RESTRICTIONS. Purchases and exchanges into the Funds should be made for investment purposes only. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) when such transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. Without limiting the generality of the foregoing, the Funds and the Distributor reserve the right to restrict (e.g., by limiting to a specified maximum dollar amount) purchases and exchanges for the account of "market timers." An account will be deemed to be the account of a market timer if (i) more than two exchange purchases of a given Fund are effected for the account in a calendar quarter or (ii) the account effects one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

FUND DIVIDEND PAYMENTS

The Capital Growth Fund, the Growth Fund, the International Equity Fund and the Value Fund pay dividends annually, the Growth Opportunities Fund pays dividends semi-annually and the Balanced Fund and the Equity Income Fund pay dividends quarterly. Each Fund pays as dividends substantially all net investment income (other than long-term capital gains) each year and distributes annually all net realized long- and short-term capital gains (after applying any available capital loss carryovers). The trustees of the Trusts may adopt a different schedule as long as payments are made at least annually. If you intend to purchase shares of a Fund shortly before it declares a capital gain distribution, you should be aware that a portion of the purchase price may be returned to you as a taxable distribution.


You have the option to reinvest all distributions in additional shares of the same class of the Fund or in shares of the same class of other series of the Trusts, to receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or the same class of shares of other series of the Trusts, or to receive all distributions in cash. Income distributions and capital gains distributions will be reinvested in shares of the same class of the Fund at net asset value (without a sales charge or CDSC) unless you select another option. You may change your distribution option by notifying New England Funds in writing or by calling 1-800-225-5478. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.

--------------------------------------------------------------------------------
                        DIVIDEND DIVERSIFICATION PROGRAM


You may also establish a dividend diversification program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another New England Fund, subject to the investor eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing fund account and, if a new account in the purchased fund is being established, the purchased fund's minimum investment requirements must be met. Before establishing a dividend diversification program into any other New England Fund, you must obtain and carefully read a copy of that fund's prospectus.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SELLING FUND SHARS
--------------------------------------------------------------------------------

4 WAYS TO SELL FUND SHARES

You may sell Class A, Class B and Class C shares of the Funds in the following ways:

[Graphic Omitted] THROUGH YOUR INVESTMENT DEALER:

Call your authorized investment dealer for information.

[Graphic Omitted] BY TELEPHONE:

You or your investment dealer may redeem (sell) shares by telephone using any of the three methods described below:

Wired to Your Bank Account -- If you have previously selected the telephone redemption privilege on your account, shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business. Class A shares only may also be redeemed by calling New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. The proceeds (LESS ANY APPLICABLE CDSC) generally will be wired on the next business day to the bank account previously chosen by you on your application. A wire fee (currently $5.00) will be deducted from the proceeds.

Your bank must be a member of the Federal Reserve System or have a correspondent bank that is a member. If your account is with a savings bank, it must have only one correspondent bank that is a member of the System.

Mailed to Your Address of Record -- Shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business and requesting that a check for the proceeds (LESS ANY APPLICABLE CDSC) be mailed to the address on your account, provided that the address has not changed over the previous month and that the proceeds are for $100,000 or less. Generally, the check will be mailed to your address of record on the business day after your redemption request is received.


Through ACH -- Shares may be redeemed electronically through the ACH system, provided that you have an approved ACH application on file with the Fund. To redeem through ACH, call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business or, for Class A shares only, call New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. The proceeds (LESS ANY APPLICABLE CDSC) generally will arrive at your bank within three business days; their availability will depend on your bank's particular rule.


Redemption requests accepted after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes before 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open.

[Graphic Omitted] BY MAIL:

You may redeem your shares at their net asset value (LESS ANY APPLICABLE CDSC) next determined after receipt of your request in good order by sending a written request (including any necessary special documentation) to New England Funds, P.O. Box 8551, Boston, MA 02266-8551.


The request must include the name of the Fund and class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and whether you wish the proceeds mailed to your address of record, wired to your bank account or transmitted through ACH. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on your confirmation statement) and indicate any special capacity in which they are signing (such as trustee, custodian or under power of attorney or on behalf of a partnership, corporation or other entity).


If you are redeeming shares worth less than $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, no signature guarantee is required. Otherwise, you generally must have your signature guaranteed by an eligible guarantor institution in accordance with procedures established by the Funds and NEFSCO. Signature guarantees by notaries public are not acceptable.

Additional written information may be required for redemptions by certain benefit plans and IRAs. Contact the Distributor or your investment dealer for details.

If you hold certificates for your Class A shares, you must enclose them with your redemption request or your request will not be honored. The Funds recommend that certificates be sent by registered mail.

[Graphic Omitted] BY SYSTEMATIC WITHDRAWAL PLAN

You may establish a Systematic Withdrawal Plan that allows you to redeem shares and receive payments on a regular schedule. In the case of shares subject to a CDSC, the amount or percentage you specify may not exceed, on an annualized basis, 10% of the value of your Fund account (based on the day you establish your plan). Redemption of shares pursuant to the plan will not be subject to a CDSC. For information, contact the Distributor or your investment dealer. Since withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.


GENERAL. Redemption requests will be effected at the net asset value next determined after your redemption request is received in proper form by State Street Bank or your investment dealer, except that orders received by your investment dealer before the close of regular trading on the Exchange and transmitted to the Distributor by 5:00 p.m. Eastern time (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) on the same day will receive that day's net asset value. Redemption proceeds (LESS ANY APPLICABLE CDSC) will normally be mailed to you within seven days after State Street Bank or the Distributor receives your request in good order. However, in those cases where you have recently purchased your shares by check or an electronic funds transfer through the ACH system and you make a redemption request within 10 days after such purchase or transfer, the Fund may withhold redemption proceeds until the Fund knows that the check or funds have cleared.


During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If you are unable to contact the Distributor by telephone, shares may be redeemed by delivering the redemption request in person to the Distributor or by mail as described above. Requests are processed at the net asset value next determined after the request is received.

Special rules apply with respect to redemptions under powers of attorney. Please call your investment dealer or the Distributor for more information.

Telephone redemptions are not available for tax-qualified retirement plans or for Fund shares held in certificate form. If certificates have been issued for your investment, you must send them to New England Funds along with your request before a redemption request can be honored. See the instructions for redemption by mail above.

The Funds may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors. The Funds reserve the right to suspend account services or refuse transaction requests when notice has been received by the Fund of a dispute between the registered or beneficial owners of an account or there is suspicion or evidence that a fraudulent act may result.

If a Fund's adviser or subadviser determines, in its or their sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Fund Details -- How Fund Share Price Is Determined." Securities distributed by a Fund in kind will be selected by the Fund's adviser or subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Funds' right to pay redemptions in kind is limited by an election made by the Funds under Rule 18f-1 under the 1940 Act. See "Redemptions" in Part II of the Statement.

REPURCHASE OPTION (CLASS A SHARES ONLY)

You may apply your proceeds from the redemption of Class A shares of the Funds (without a sales charge) to the repurchase of Class A shares of any series of the Trusts. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify New England Funds or your investment dealer at the time of reinvestment that you are taking advantage of this privilege. You may reinvest the proceeds either by returning the redemption check or by sending your check for some or all of the redemption amount. Please note: For federal income tax purposes, a redemption is a sale that involves tax consequences (even if the proceeds are later reinvested). Please consult your tax adviser.

--------------------------------------------------------------------------------
                                  FUND DETAILS
--------------------------------------------------------------------------------

HOW FUND SHARE PRICE IS DETERMINED


The net asset value of each Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange on each day that the Exchange is open for trading. Each Fund's holdings of equity securities are valued at the most recent sales prices on an applicable exchange or on the Nasdaq National Market System, or, in the case of unlisted securities (or listed securities which were not traded during the day), at the last quoted bid prices. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by each Trust's Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. Securities traded primarily on an exchange outside the United States which closes before the close of the Exchange generally will be valued for purposes of calculating the Fund's net asset value at the last sale or bid price on that non-U.S. exchange, except that when an occurrence after the closing of that exchange is likely to have materially changed such a security's value, such security will be valued at fair value as determined by or under the direction of each Trust's Board of Trustees as of the close of regular trading on the Exchange. An option written by the Fund generally will be valued at the last sale price or, in the absence of the last sale price, the last offer price. A futures contract will be valued at the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of each Trust's Board of Trustees. All other securities and assets of each Fund's portfolio are valued at their fair market value as determined in good faith by the adviser or subadviser of that Fund (or a pricing service selected by the adviser or subadviser) under the supervision of each Trust's Board of Trustees. The value of any assets for which the market price is expressed in terms of a foreign currency will be translated into U.S. dollars at the prevailing market rate on the date of the net asset value computation, or, if no such rate is quoted at such time, at such other appropriate rate as may be determined by or under the direction of each Trust's Board of Trustees.

The net asset value per share of each class is determined by dividing the value of securities (determined as explained above) plus any cash and other assets (including dividends and interest receivable but not collected) less all liabilities (including accrued expenses) attributable to each class, by the number of shares of such class outstanding. The public offering price of each Fund's Class A shares is determined by adding the applicable sales charge to the net asset value. See "Buying Fund Shares -- Sales Charges" above. The public offering price of each Fund's Class B and Class C shares is the net asset value per share.

The price you pay for a share will be determined using the next set of calculations made after your order is accepted by State Street Bank. In other words, if, on a Tuesday morning, your properly completed application is received, your wire is received or your dealer places your trade for you, the price you pay will be determined by the calculations made as of the close of regular trading on the Exchange on Tuesday. If you buy shares through your investment dealer, the dealer must receive your order by the close of regular trading on the Exchange and transmit it to the Distributor by 5:00 p.m. (Eastern time) (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) to receive that day's public offering price.


-------------------------------------------------------------------------------
                         CALCULATING THE PRICE OF SHARES


Total Market Value of           Other           Any
Portfolio Securities     +     Assets  -    Liabilities
-------------------------------------------------------- =Net Asset Value (NAV)
Total Number of Outstanding Shares in a Class

THE PUBLIC OFFERING PRICE FOR CLASS A SHARES IS THE NAV PLUS THE APPLICABLE SALES CHARGE. THE PUBLIC OFFERING PRICE FOR CLASS B AND CLASS C SHARES IS THE NAV.

-------------------------------------------------------------------------------


INCOME TAX CONSIDERATIONS

Each Fund intends to meet all requirements of the Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on investment income and capital gains distributed to shareholders in cash or in additional shares. Unless you are a tax-exempt entity, your distributions derived from a Fund's short-term capital gains and ordinary income are generally taxable to you as ordinary income. (A portion of these distributions may qualify for the dividends-received deduction for corporations.) Distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months (i.e., 28% Rate Gains) and from net gains on securities held for more than 18 months (i.e., 20% Rate Gains) are taxable to you as such, regardless of how long you have owned shares in the Fund. Both ordinary income and capital gains distributions are taxable whether you elected to receive them in cash or additional shares.

To avoid an excise tax, each Fund intends to distribute prior to calendar year-end virtually all the Fund's ordinary income earned during that calendar year, and virtually all of the capital gain net income the Fund realized during the twelve months ending October 31, plus any retained amount from the prior year. If declared in October, November or December to shareholders of record in that month and paid the following January, these distributions will be considered for federal income tax purposes to have been received by shareholders on December 31 of the year in which they were declared.

Each Fund is required to withhold 31% of all income dividends and capital gains distributions it pays to you (i) if you do not provide a correct, certified taxpayer identification number, (ii) if a Fund is notified that you have underreported income in the past or (iii) if you fail to certify to a Fund that you are not subject to such withholding. In addition, each Fund will be required to withhold 31% of the gross proceeds of Fund shares you redeem if you have not provided a correct, certified taxpayer identification number or the Fund is notified that you have underreported income in the past. If you are a tax-exempt shareholder, however, these backup withholding rules will not apply so long as you furnish the Fund with an appropriate certification.


Annually, if you earn more than $10 in taxable income from a Fund, you will receive a Form 1099 to assist you in reporting the prior calendar year's distributions on your federal income tax return. You should consult your tax adviser about any state or local taxes that may apply to such distributions. Be sure to keep the Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.


The International Equity Fund may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code which would allow Fund shareholders who (i) are U.S. citizens or U.S. corporations and (ii) hold their Fund shares (without protection from risk of loss) on the ex-dividend date for a distribution by the Fund of investment income to shareholders and for at least 15 additional days during the 30-day period surrounding the ex- dividend date to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. If the Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by the Fund with the Internal Revenue Service must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid.


The foregoing is a summary of certain federal income tax consequences of an investment in a Fund for shareholders who are U.S. citizens or corporations. Shareholders should consult a competent tax adviser as to the effect of an investment in a Fund on their particular federal, state and local tax situations. Shareholders of the International Equity Fund should also consult their tax advisers about consequences of their investment under foreign laws.

THE FUNDS' EXPENSES

In addition to the management fee paid to its adviser, each Fund pays all expenses not borne by its adviser or subadviser or the Distributor, including, but not limited to, the charges and expenses of each Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' independent trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings, preparing, printing and mailing prospectuses and reports to shareholders and the compensation of trustees who are not directors, officers or employees of NELICO or MetLife or their affiliates, other than affiliated registered investment companies. In the case of Funds that offer Class Y shares, certain expenses may be allocated differently between the Fund's Class A, Class B and Class C shares, on the one hand, and its Class Y shares, on the other hand. (See "Additional Facts About the Funds" below.)


Under Service Plans adopted pursuant to Rule 12b-1 under the 1940 Act, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to its Class A, Class B and Class C shares. The Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. Such payments will be made on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. The Class A service fee is payable only to reimburse the Distributor for amounts it pays or expends in connection with the provision of personal services to investors and/or the maintenance of shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant Service Plan, such expenses may be carried forward for reimbursement in future years in which the Plan remains in effect. The amounts of unreimbursed Class A expenses carried over into 1998 from previous plan years were $563,284 for the Capital Growth Fund, $2,041,399 for the Balanced Fund, $2,030,882 for the Growth Fund, $514,256 for the International Equity Fund and $1,651,994 for the Value Fund. The Class B and C service fees are payable regardless of the amount of the Distributor's related expenses. In the case of Class C shares, the Distributor retains the 0.25% service fee assessed against such shares during the first year of investment.

Under Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act, each Fund also pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to its Class B and Class C shares. The Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares. Such payments will be made on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. The Distributor retains the balance of the fee as compensation for its services as distributor of the Class B and Class C shares. In the case of Class C shares, the Distributor retains the 0.75% distribution fee assessed against such shares during the first year of investment.

The service and distribution fees on Class C shares that are retained by the Distributor during the first year of investment are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of sale of Class C shares.

In addition, NEFM performs certain accounting and administrative services for the Funds. For those services, each Fund reimburses NEFM for all or part of its expenses of providing these services to the Fund, which includes the following:
(i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance.

PERFORMANCE CRITERIA

Each Fund may include total return information for each class of shares in advertisements or other written sales material. Each Fund may show each class's average annual total return for the one-, five- and ten-year periods (or the life of the class, if shorter) through the end of the most recent calendar quarter, or, in the case of the Growth Opportunities Fund's Class A shares, from July 27, 1988, when there was a change in that Fund's investment adviser, to the end of the most recent calendar quarter. Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and Class C shares, imposition of the CDSC relevant to the period quoted). Total return may be quoted with or without giving effect to any voluntary expense limitations in effect for the class in question during the relevant period. The class may also show total return over other periods, on an aggregate basis for the period presented, or without deduction of a sales charge. If a sales charge is not deducted in calculating total return, the class's total return will be higher.


The Balanced Fund may also include the yield of its Class A, Class B and Class C shares, accompanied by the total return, in advertising and other written material. Yield will be computed in accordance with the SEC's standardized formula by dividing the adjusted net investment income per share earned during a recent thirty-day period by the maximum offering price of a share of the relevant class (reduced by any earned income expected to be declared shortly as a dividend) on the last day of the period. Yield calculations will reflect any voluntary expense limitations in effect for the Fund during the relevant period.

The Balanced Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value on the last day of such period. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

Total return will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. An investor should balance this expected lower total return against the benefit gained by 100% immediate investment of the purchase price of Class B or Class C shares. As a result of lower operating expenses, Class Y shares of each Fund that offers such shares can be expected to achieve a higher investment return than the Fund's Class A, Class B or Class C shares.

All performance information is based on past results and is not an indication of likely future performance.

ADDITIONAL FACTS ABOUT THE FUNDS

[] New England Funds Trust I, an open-end management investment company, was organized in 1985 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Growth, Value and Balanced Funds were organized prior to 1985 and conducted investment operations as separate corporations until their reorganization as series of New England Funds Trust I in January 1987. The International Equity Fund and the Capital Growth Fund were organized in 1992.

[] New England Funds Trust II, an open-end management investment company, was organized in 1931 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Growth Opportunities Fund is the original series of shares of the Trust and has been in operation since 1931.


[] New England Funds Trust III was organized in 1995 as a Massachusetts business trust and is authorized to issue and unlimited number of full and fractional shares in multiple series. The Equity Income Fund is the original series of shares of the Trust and has been in operation since November 1995.


[] When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive annual or quarterly dividends as determined by the respective Trust's trustees and to cast a vote for each share you own at shareholder meetings. Shares of each Fund vote separately from shares of other series of the same Trust, except as otherwise required by law. Shares of all classes of a Fund vote together, except as to matters relating to a class's Rule 12b-1 plan, on which only shares of that class are entitled to vote.


[] Except for matters that are explicitly identified as "fundamental" in this Prospectus or the Statement, the investment policies of each Fund may be changed by the relevant Trust's trustees without shareholder approval or, in most cases, prior notice. The investment objectives of the Growth, Value and Balanced Funds are fundamental. The investment objectives of the Capital Growth, International Equity and Equity Income Funds are not fundamental. The investment objective of the Growth Opportunities Fund is not fundamental but, as a matter of policy, the trustees would not change the objective without shareholder approval. If there is a change in the objective of the Capital Growth, International Equity, Equity Income or Growth Opportunities Fund, shareholders should consider whether these Funds remain appropriate investments in light of their current financial position and needs.

[] Each Fund (except the Growth Fund) also offers Class Y shares to certain qualified investors. Class Y shares are identical to Class A, B and C shares, except that Class Y shares have no sales charge or CDSC, bear no Rule 12b-1 fees and have separate voting rights in certain circumstances. Class Y may bear its own transfer agency and prospectus printing costs and, if so, will not bear any portion of those costs relating to other classes of shares.


[] The Trusts do not generally hold regular shareholder meetings and will do so only when required by law. Shareholders of a Trust may remove the trustees of that Trust from office by votes cast at a shareholder meeting or by written consent.

[] If the balance in your account with a Fund is less than a minimum amount set by the trustees of the Trusts from time to time (currently $1,000 for all accounts, except for those indicated below), that Fund may close your account and send the proceeds to you. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum. The minimum does not apply to Keogh, pension and profit sharing plans, automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share.


[] The Trusts, together with the Money Market Funds, constitute the New England Funds. Each Trust offers only its own funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in this prospectus that relate to the other Trusts. The trustees of each Trust have considered this possible liability and approved the use of this combined prospectus for Funds of all three Trusts.


[] Each Fund's annual report contains additional performance information and is available upon request and without charge. Each Fund will send a single copy of its annual and semi- annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report in writing or by telephone.

[] The Class A, Class B, Class C and Class Y structure could be terminated should certain IRS rulings be rescinded.

[] The Trust's trustees have the authority without shareholder approval to issue other classes of shares of a Fund that represent interest in the Fund's portfolio but that have different sales load and fee arrangements.


[] No interest will accrue on amounts represented by uncashed dividend or redemption checks.

[] Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, such failure could have an adverse impact on the Funds' operations and services provided to shareholders. NEFM, CGM, the Funds' subadvisers, the Distributor, NEFSCO, State Street Bank and certain other service providers to the Funds have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address this so- called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

-------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
-------------------------------------------------------------------------------

Capital gain distributions -- Payments to shareholders of profits earned from selling securities in the fund's portfolio. Capital gain distributions are usually paid once a year.

Contingent Deferred Sales Charge (CDSC) -- A fee that may be charged when a shareholder sells fund shares.

Distribution fee -- An annual asset-based sales charge that is used to pay for sales-related expenses.

Income Distributions -- Payments to shareholders resulting from interest or dividend income earned by a fund's portfolio.

Mutual fund -- The pooled assets of a group of investors, professionally managed in pursuit of a specific objective.

Net asset value (NAV) -- The market value of one share of a mutual fund on any given day without sales charge or CDSC. Determined by dividing the fund's total net assets by the number of fund shares outstanding.

New England Funds, L.P. -- The distributor of the New England Funds.

New England Funds Management, L.P. -- The investment adviser to most of the New England Funds.

New England Funds Service Corporation -- The transfer and dividend disbursing agent of the New England Funds.

Open-end investment management company -- A mutual fund that allows investors to redeem fund shares directly from the fund company on any business day.

Public offering price -- The price of one share of a mutual fund, including its initial sales charge, if there is one.

Record date -- The date on which mutual fund investors must own a fund's shares to be eligible to receive specific income or capital gain distributions.

Service fee -- Payments by a fund to the fund's distributor or a financial representative for personal services to investors and/or for maintenance of shareholder accounts.

Total Return -- The change in value of an investment in a fund over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Yield -- The rate at which a fund earns income, expressed as a percentage. Yield calculations are standardized among mutual funds, based on a formula developed by the SEC.

12b-1 fees -- Fees paid by a mutual fund under a plan adopted under 1940 Act Rule 12b-1. Can include both distribution fees and service fees.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                   [recycle symbol] Printed on Recycled Paper       XS51-0598

[LOGO](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
-------------------------------------------------------------------------------

Class Y shares of:
NEW ENGLAND CAPITAL GROWTH FUND
NEW ENGLAND BALANCED FUND
NEW ENGLAND GROWTH FUND
NEW ENGLAND GROWTH OPPORTUNITIES FUND
NEW ENGLAND INTERNATIONAL EQUITY FUND
NEW ENGLAND STAR ADVISERS FUND
NEW ENGLAND STAR WORLDWIDE FUND
NEW ENGLAND STAR SMALL CAP FUND
NEW ENGLAND VALUE FUND
NEW ENGLAND EQUITY INCOME FUND


Prospectus and Application -- May 1, 1998


New England Capital Growth Fund, New England Balanced Fund, New England Growth Fund, New England International Equity Fund, New England Star Advisers Fund, New England Star Worldwide Fund, New England Star Small Cap Fund and New England Value Fund, each a series of New England Funds Trust I, New England Growth Opportunities Fund, a series of New England Funds Trust II, and New England Equity Income Fund, a series of New England Funds Trust III, are separate mutual funds (the "Funds" and each a "Fund"). New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in this Prospectus as the "Trusts."


Each Fund except New England Growth Fund offers four classes of shares: Class Y (for qualified institutional investors) and Classes A, B and C (for other investors). New England Growth Fund currently offers three classes of shares:
Class Y (for qualified institutional investors) and Classes A and B (for other investors). Class Y shares of New England Growth Fund, New England Star Worldwide Fund, New England Star Small Cap Fund and New England Equity Income Fund are registered for sale only in Massachusetts and are not currently available for sale except as may be permitted by New England Funds, L.P. This Prospectus sets forth information investors should know before investing in Class Y shares. Please read it carefully and keep it for future reference. A Statement of Additional Information in two parts (the "Statement") about the Funds dated May 1, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to New England Funds, L.P. (the "Distributor"), SAI Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, or call toll free at 1-800-225-5478. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement, materials incorporated by reference and other information regarding each of the Funds. The Statement contains more detailed information about the Funds and is incorporated into this Prospectus by reference. Class A, Class B and Class C shares of the Funds are described in separate Prospectuses. To obtain more information about Class A, Class B and Class C shares, please call the Distributor toll-free at 1-800-225-5478.


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
Page

        FUND EXPENSES AND FINANCIAL INFORMATION
   1    Schedule of Fees
   3    Financial Highlights

-----------------------------------------------------------------

        INVESTMENT STRATEGY
  17    Investment Objectives
  17    How the Funds Pursue Their Objectives
  18    Fund Investments

-----------------------------------------------------------------

  23    INVESTMENT RISKS

-----------------------------------------------------------------

  33    FUND MANAGEMENT

-----------------------------------------------------------------

        BUYING FUND SHARES
  39  Eligibility and Minimum Investment
  40 Ways to Buy Fund Shares
  40 |_| By wire transfer
  40 |_| By  mail

-----------------------------------------------------------------

        OWNING FUND SHARES
  42    Exchanging Among New England Funds
  42    Fund Dividend Payments

-----------------------------------------------------------------

        SELLING FUND SHARES
  44    Ways to Sell Fund Shares
  44    |_| By telephone
  44    |_| By mail

-----------------------------------------------------------------

        FUND DETAILS
  46    How Fund Share Price Is Determined
  46    Income Tax Considerations
  47    Performance Criteria
  48    Additional Facts About the Funds

FUND EXPENSES AND FINANCIAL INFORMATION

SCHEDULE OF FEES

Expenses are one of several factors to consider when you invest in the Funds. The following tables summarize your maximum transaction costs from investing in Class Y shares of the Funds and estimated annual expenses for the Funds' Class Y shares. The Example on the following page shows the cumulative expenses attributable to a hypothetical $1,000 investment in Class Y shares of the Funds for the periods specified.

SHAREHOLDER TRANSACTION EXPENSES

                                                                                    All Funds
                                                                                     Class Y
                                                                                     --------
Maximum Initial Sales Charge Imposed on a Purchase .............................      None

Maximum Contingent Deferred Sales Charge .......................................      None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                   NEW ENGLAND                        NEW ENGLAND
                                                                            INTERNATIONAL EQUITY FUND             EQUITY INCOME FUND
                                                                                     Class Y                            Class Y
                                                                                     --------                           -------
Management Fees (after voluntary fee waiver and expense limitation) ............      0.89%*                             0.00%**

12b-1 Fees                                                                            None                               None

Other Expenses (after voluntary fee waiver and expense limitation
   for New England Equity Income Fund) .........................................      0.51%                              1.25%**

Total Fund Operating Expenses
   (after voluntary fee waiver and expense limitation) .........................      1.40%*                             1.25%**

                                                NEW ENGLAND             NEW ENGLAND            NEW ENGLAND            NEW ENGLAND
                                            CAPITAL GROWTH FUND        BALANCED FUND           VALUE FUND             GROWTH FUND
                                                  Class Y                 Class Y                Class Y                Class Y
                                                  -------                 -------                -------                -------
Management Fees  ..........................        0.75%                  0.73%                   0.72%                  0.67%

12b-1 Fees ................................        None                    None                   None                   None

Other Expenses ............................        0.45%                  0.15%***                0.28%                  0.20%

Total Fund Operating Expenses .............        1.20%                  0.88%                   1.00%                  0.87%

                                                NEW ENGLAND             NEW ENGLAND            NEW ENGLAND            NEW ENGLAND
                                               STAR ADVISERS       GROWTH OPPORTUNITIES      STAR WORLDWIDE         STAR SMALL CAP
                                                   FUND                    FUND                   FUND                   FUND
                                                  Class Y                 Class Y                Class Y                Class Y
                                                  -------                 -------                -------                -------
Management Fees ...........................        1.05%                  0.69%                   1.05%                  1.05%

12b-1 Fees ................................        None                    None                   None                   None

Other Expenses ............................        0.36%****              0.31%                   0.77%                  0.90%

Total Fund Operating Expenses .............        1.41%                  1.00%                   1.82%                  1.95%

   * Without the voluntary fee waiver by the Fund's adviser, Management Fees would be 0.90% and Total Fund Operating
     Expenses would be 1.41%. This voluntary limitation can be terminated by the Fund's adviser at any time. See "Fund
     Management."
  ** Without the voluntary fee waiver and expense limitation by the Fund's adviser, Management Fees, Other Expenses and Total Fund
     Operating Expenses would be 0.70%, 2.15% and 2.85%, respectively. These voluntary limitations can be terminated by the Fund's adviser at any time. See "Fund Management."
 *** Pursuant to an administration and accounting service agreement among New England Funds Management, L.P., Loomis, Sayles &
     Company, L.P., TNE Advisers, Inc. and New England Balanced Fund, TNE Advisers, Inc. will be paid up to 0.25% of the value of the Class Y shares of New England Balanced Fund held by TNE Advisers' Inc. clients. A maximum fee of 0.05% of the value of such Class Y shares will be paid by the Fund and the remaining fee payable to TNE Advisers, Inc. under this arrangement will be shared equally between New England Funds Management, L.P. and Loomis, Sayles & Company, L.P.
**** Pursuant to an administration and accounting service agreement among New England Funds Management, L.P., TNE Advisers, Inc.
     and New England Star Advisers Fund, TNE Advisers, Inc. will be paid up to 0.25% of the value of the Class Y shares of New
     England Star Advisers Fund held by TNE Advisers' Inc. clients. A maximum fee of 0.05% of the value of such Class Y shares will be paid by the Fund and the remaining fee payable to TNE Advisers, Inc. under this arrangement will be paid by New
     England Funds Management, L.P.


EXAMPLE
A $1,000 investment in Class Y shares of the Funds would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.


                                                NEW ENGLAND             NEW ENGLAND            NEW ENGLAND
                                            CAPITAL GROWTH FUND        BALANCED FUND           GROWTH FUND
                                                  Class Y                 Class Y                Class Y
                                                  -------                 -------                -------
1 year .....................................        $12                      $9                     $9

3 years ....................................        $38                     $28                    $28

5 years ....................................        $66                     $49                    $48

10 years ...................................       $145                    $108                   $107

                                                NEW ENGLAND             NEW ENGLAND            NEW ENGLAND            NEW ENGLAND
                                               INTERNATIONAL           STAR ADVISERS         STAR WORLDWIDE         STAR SMALL CAP
                                                EQUITY FUND                FUND                   FUND                   FUND
                                                  Class Y                 Class Y                Class Y                Class Y
                                                  -------                 -------                -------                -------
1 year .....................................        $14                     $14                    $18                     $20

3 years ....................................        $44                     $45                    $57                     $61

5 years ....................................        $77                     $77                    $99                    $105

10 years ...................................       $168                    $169                   $214                    $227

                                                NEW ENGLAND             NEW ENGLAND            NEW ENGLAND
                                                   VALUE           GROWTH OPPORTUNITIES       EQUITY INCOME
                                                   FUND                    FUND                   FUND
                                                  Class Y                 Class Y                Class Y
                                                  -------                 -------                -------
1 year .....................................        $10                     $10                    $13

3 years ....................................        $32                     $32                    $40

5 years ....................................        $55                     $55                    $69

10 years ...................................       $122                    $122                   $151



The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Funds. For additional information about the Funds' management fees and other expenses, please see "Fund Management" and "Additional Facts About the Funds."

A wire fee (currently $5.00) will be deducted from your proceeds if you elect to transfer redemption proceeds by wire.

FINANCIAL HIGHLIGHTS


(For a Class Y share of New England Value Fund, New England Balanced Fund, New England International Equity Fund and New England Star Advisers Fund outstanding throughout the indicated periods.) The Class Y shares of New England Capital Growth Fund, New England Growth Opportunities Fund, New England Star Worldwide Fund, New England Star Small Cap Fund and New England Equity Income Fund had not commenced operations as of December 31, 1997; these Funds show financial highlights for a Class A, Class B and Class C share of each Fund outstanding throughout the indicated periods. In the case of New England Growth Fund, which did not offer Class C or Class Y shares as of December 31, 1997, financial highlights are presented for a Class A and Class B share of the Fund outstanding throughout the indicated periods.

The Financial Highlights presented on pages 3 through 16 have been included in financial statements for the Funds, which have been examined by Price Waterhouse LLP, independent accountants, (and for periods prior to 1997 for New England Growth Opportunities Fund, by Coopers & Lybrand L.L.P., independent accountants). The reports of Price Waterhouse LLP and Coopers & Lybrand L.L.P. are incorporated by reference in Part II of the Statement and may be obtained by shareholders. The Financial Highlights should be read in conjunction with the financial statements and the notes thereto incorporated by reference in Part II of the Statement. Each Fund's annual report contains additional performance information and is available upon request and without charge.

NEW ENGLAND CAPITAL GROWTH FUND

                                                                       CLASS A
                             -----------------------------------------------------------------------------------------
                             AUG. 3(A)
                             THROUGH              YEAR ENDED DEC. 31,
                             DEC. 31,         ------------------------------------------------------------------------
                               1992             1993         1994          1995              1996               1997
                             -------          -------       -------      --------          --------           --------
Net asset value,
  beginning of period ....   $ 12.50          $ 14.23       $ 15.27      $  15.02          $  18.41           $  19.27
                             -------          -------       -------      --------          --------           --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment
 income (loss) ...........      0.02             0.00         (0.08)        (0.11)(e)         (0.14)(f)          (0.18)(f)
Net gain (loss) on
 investments (both
 realized and
 unrealized) .............      1.84             1.12         (0.17)         4.74              3.22               3.43
                             -------          -------       -------      --------          --------           --------
Total from investment
  operations .............      1.86             1.12         (0.25)         4.63              3.08               3.25
LESS DISTRIBUTIONS
Distributions from
 net investment
 income ..................     (0.02)            0.00          0.00          0.00              0.00               0.00
Distributions from
 net realized
 capital gains ...........     (0.11)           (0.08)         0.00         (1.24)            (2.22)             (2.57)
                             -------          -------       -------      --------          --------           --------
Total distributions ......     (0.13)           (0.08)         0.00         (1.24)            (2.22)             (2.57)
                             -------          -------       -------      --------          --------           --------
Net asset value,
 end of period ...........   $ 14.23          $ 15.27       $ 15.02      $  18.41          $  19.27           $  19.95
                             =======          =======       =======      ========          ========           ========
Total return(%)(c) .......      14.9              7.9          (1.6)         30.7              17.1               17.2
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  period (000) ............  $34,772          $98,735       $95,803      $123,504          $141,326           $149,734
Ratio of operating
 expenses to average
 net assets (%)(d) .......      1.00(b)          1.23          1.63          1.61              1.50               1.45
Ratio of net investment
 income (loss) to
 average net assets(%) ...      0.74(b)         (0.03)        (0.45)        (0.67)            (0.71)             (0.87)
Portfolio turnover rate(%)        15               77            82            69                74                 48
Average commission rate(g)      --               --            --            --            $ 0.0509           $ 0.0506

                                                              CLASS B
                             --------------------------------------------------------------------
                             SEPT. 13(A)
                               THROUGH                       YEAR ENDED DEC. 31,
                               DEC. 31,      ----------------------------------------------------
                                 1993         1994           1995           1996           1997
                                -------      -------       --------       -------         -------
Net asset value,
  beginning of period ....      $ 14.79      $ 15.24       $  14.89       $ 18.09         $ 18.74
                                -------      -------       --------       -------         -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment
 income (loss) ...........         0.00        (0.08)         (0.16)(e)     (0.28)(f)       (0.32)(f)
Net gain (loss) on
 investments (both
 realized and
 unrealized) .............         0.53        (0.27)          4.60          3.15            3.25
                                -------      -------       --------       -------         -------
Total from investment
  operations .............         0.53        (0.35)          4.44          2.87            2.93
LESS DISTRIBUTIONS
Distributions from
 net investment
 income ..................         0.00         0.00           0.00          0.00            0.00
Distributions from
 net realized
 capital gains ...........        (0.08)        0.00          (1.24)        (2.22)          (2.57)
                                -------      -------       --------       -------         -------
Total distributions ......        (0.08)        0.00          (1.24)        (2.22)          (2.57)
                                -------      -------       --------       -------         -------
Net asset value,
 end of period ...........      $ 15.24      $ 14.89       $  18.09       $ 18.74         $ 19.10
                                =======      =======       ========       =======         =======
Total return(%)(c) .......          3.6         (2.3)          29.7          16.2            15.9
RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of
  period(000) ............      $ 6,748      $15,390       $ 26,234       $37,439         $45,546
Ratio of operating
 expenses to average
 net assets (%)(d) .......         2.29(b)      2.38           2.36          2.25            2.20
Ratio of net investment
 income (loss) to
 average net assets(%) ...        (1.15)(b)    (1.20)         (1.42)        (1.46)          (1.62)
Portfolio turnover rate(%)           77           82             69            74              48
Average commission rate(g)         --           --             --         $0.0509         $0.0506


See the following page for footnotes.

                                                                               CLASS C
                                                              ------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                 1995(a)        1996             1997
                                                              ----------     ----------       ----------
Net asset value, beginning of period ......................     $  14.89       $  18.08         $  18.74
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) ..............................        (0.09)(e)      (0.28)(f)        (0.34)(f)
Net gain (loss) on investments
  (both realized and unrealized) ..........................         4.52           3.16             3.28
                                                                --------       --------         --------
Total income (loss) from investment operations ............         4.43           2.88             2.94
                                                                --------       --------         --------
LESS DISTRIBUTIONS
Distributions from net investment income ..................         0.00           0.00             0.00
Distributions from net realized capital gains .............        (1.24)         (2.22)           (2.57)
                                                                --------       --------         --------
Total distributions .......................................        (1.24)         (2.22)           (2.57)
                                                                --------       --------         --------
Net asset value, end of period ............................     $  18.08       $  18.74         $  19.11
                                                                ========       ========         ========
Total return (%)(c) .......................................         29.7           16.2             15.9
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) ...........................     $    354       $    504         $    979
Ratio of operating expenses to
  average net assets (%)(d) ...............................         2.36           2.25             2.20
Ratio of net investment income (loss) to
  average net assets (%) ..................................        (1.42)         (1.46)           (1.62)
Portfolio turnover rate (%) ...............................           69             74               48
Average commission rate(g) ................................         --         $ 0.0509         $ 0.0506

(a) The Fund commenced operations on August 3, 1992. Class B shares were first offered on September 13, 1993.
    Class C shares were first offered on December 31, 1994.
(b) Computed on an annualized basis.
(c) A sales charge in the case of the Class A shares and a contingent deferred sales charge in the case of the
    Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(d) The ratio of operating expenses to average net assets without giving effect to the voluntary expense limitations in effect from August 3, 1992 through September 30, 1993 would have been: (%)


                              Class A                   Class B
                    ---------------------------     --------------
                     8/3/92 -        Year Ended         9/13/93
                     12/31/92         12/31/93         12/31/93
                    ----------       ----------       ----------
                      2.20(b)           1.58            2.97(b)

(e) Per share net investment income (loss) does not reflect current period's reclassification of permanent differences between book and tax basis net investment income (loss).
(f) Per share net investment loss has been calculated using the average shares outstanding during the year.
(g) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


The Fund's current subadviser assumed that function on February 16, 1998. These financial highlights reflect results achieved by the previous subadviser.

NEW ENGLAND VALUE FUND


                                                                                         CLASS Y
                                                                    ------------------------------------------------------
                                                                    MARCH 31(a)
                                                                      THROUGH
                                                                      DEC. 31,            YEAR ENDED DEC. 31,
                                                                    ------------ -----------------------------------------
                                                                        1994          1995         1996            1997
                                                                      ----------   ----------   ----------      ----------
Net asset value, beginning of period ............................      $    7.57    $    7.24    $    8.75       $    9.55
                                                                       ---------    ---------    ---------       ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income ...........................................           0.10         0.12         0.08            0.06(e)
Net gain (loss) on investments (both realized and unrealized) ...           0.08         2.21         2.10            1.95
                                                                       ---------    ---------    ---------       ---------
Total income from investment operations .........................           0.18         2.33         2.18            2.01
                                                                       ---------    ---------    ---------       ---------
LESS DISTRIBUTIONS
Distributions from net investment income ........................          (0.10)       (0.11)       (0.08)          (0.03)
Distributions from capital gains ................................          (0.41)       (0.71)       (1.30           (1.43)
                                                                       ---------    ---------    ---------       ---------
Total distributions .............................................          (0.51)       (0.82)       (1.38)          (1.46)
Net asset value, end of period ..................................      $    7.24    $    8.75    $    9.55       $   10.10
                                                                       =========    =========    =========       =========
Total return (%) ................................................        2.4 (c)         32.8         26.4            21.3
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) .................................      $  4,001     $   6,738    $  12,716       $  24,164
Ratio of operating expenses to average net assets (%) ...........       1.54 (b)         1.12         1.06            1.00
Ratio of net investment income to average net assets (%) ........       1.05 (b)         1.47         1.03            0.53
Portfolio turnover rate (%) .....................................             29           52           64              55
Average commission rate(d) ......................................           --           --      $  0.0574       $  0.0589

(a) Commencement of offering of Class Y shares.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(e) Per share net investment income has been calculated using the average shares outstanding during the year.


NEW ENGLAND BALANCED FUND

                                                                                                        CLASS Y
                                                                                    ----------------------------------------------
                                                                                       MAR. 8(a)
                                                                                        THROUGH
                                                                                       DEC. 31,           YEAR ENDED DEC. 31,
                                                                                     -------------   -----------------------------
                                                                                         1994         1995       1996        1997
                                                                                         -----        -----      -----       -----
Net asset value, beginning of period ...........................................        $12.20      $11.27      $13.15      $13.95
                                                                                        ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................................          0.38        0.46        0.44        0.40
Net gain (loss) on investments (both realized and unrealized) ..................         (0.72)       2.51        1.76        2.06
                                                                                        ------      ------      ------      ------
Total income (loss) from investment operations .................................         (0.34)       2.97        2.20        2.46
                                                                                        ------      ------      ------      ------
LESS DISTRIBUTIONS
Distributions from net investment income .......................................         (0.38)      (0.45)      (0.45)      (0.40)
Distributions from net realized capital gains ..................................         (0.21)      (0.64)      (0.95)      (1.74)
                                                                                        ------      ------      ------      ------
Total distributions ............................................................         (0.59)      (1.09)      (1.40)      (2.14)
                                                                                        ------      ------      ------      ------
Net asset value, end of period  ................................................        $11.27      $13.15      $13.95      $14.27
                                                                                        ======      ======      ======      ======
Total return (%)  ..............................................................         (2.8)(c)    26.8        17.6        18.1
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) ................................................        $39,183      $59,411    $77,665     $85,620
Ratio of operating expenses to average net assets (%) ..........................         0.99 (b)    1.11        0.88        0.88
Ratio of net investment income to average net assets (%) .......................          3.69 (b)    3.62        3.24        2.66
Portfolio turnover rate (%) ....................................................          36           54         70          69
Average commission rate(d)                                                                --           --        $0.0577     $0.0590


(a) Commencement of offering of Class Y shares.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

NEW ENGLAND GROWTH FUND

                                                                         CLASS A
                        -----------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                        -----------------------------------------------------------------------------------------------------------
                          1988      1989      1990      1991       1992        1993       1994      1995        1996        1997
                        --------  --------  --------  --------  ----------  ----------  -------- ----------  ----------  ----------
Net asset value,
   beginning of period  $   7.59  $   7.46  $   8.49  $   8.85  $    11.19  $    10.08  $  10.44 $     8.87  $    10.55  $    11.63
                        --------  --------  --------  --------  ----------  ----------  -------- ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income (loss) .......     0.28      0.09      0.07      0.10        0.09        0.02      0.11       0.05        0.04        0.01
Net gains or losses on
  investments (both
  realized and
  unrealized) .........    (0.17)     1.56      0.38      4.92       (0.83)       1.12     (0.84)      3.30        2.07        2.79
                        --------  --------  --------  --------  ----------  ----------  -------- ----------  ----------  ----------
Total income (loss)
  from investment
  operations ..........     0.11      1.65      0.45      5.02       (0.74)       1.14     (0.73)      3.35        2.11        2.80
                        --------  --------  --------  --------  ----------  ----------  -------- ----------  ----------  ----------
LESS DISTRIBUTIONS
Distributions from net
  investment income ...    (0.24)    (0.11)    (0.09)    (0.10)      (0.09)      (0.01)    (0.11)     (0.05)      (0.04)       0.00
Distributions from net
  realized capital gains    0.00     (0.46)     0.00     (2.57)      (0.28)      (0.77)    (0.73)     (1.62)      (0.99)      (4.02)
Distributions from
  paid-in capital .....     0.00     (0.05)     0.00     (0.01)       0.00        0.00      0.00       0.00        0.00        0.00
                        --------  --------  --------  --------  ----------  ----------  -------- ----------  ----------  ----------
Total distributions        (0.24)    (0.62)    (0.09)    (2.68)      (0.37)      (0.78)    (0.84)     (1.67)      (1.03)      (4.02)
                        --------  --------  --------  --------  ----------  ----------  -------- ----------  ----------  ----------
Net asset value,
  end of period ....... $   7.46  $   8.49  $   8.85  $  11.19  $    10.08  $    10.44  $   8.87 $    10.55  $    11.63  $    10.41
                        ========  ========  ========  ========  ==========  ==========  ======== ==========  ==========  ==========
Total return (%)(a) ...     1.5      22.3       5.1      56.7        (6.6)       11.3      (7.1)      38.1        20.9        23.5
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period (000) ........ $462,495  $555,659  $614,018  $996,813  $1,173,948  $1,200,515  $988,430 $1,201,110  $1,296,542  $1,459,747
Ratio of operating
 expenses to average
 net assets (%) .......     1.26      1.22      1.23      1.14        1.15        1.18      1.19       1.20        1.18        1.12
Ratio of net investment
  income to average net
  assets (%) ..........     3.64      1.19      0.77      0.89        0.89        0.16      1.05       0.42        0.33        0.08
Portfolio turnover
  rate (%) ............      283       203       185       186         218         145       141        235         199         214
Average commission rate(b)    --        --        --        --          --          --        --         --     $0.0668     $0.0688

(a) A sales charge is not reflected in total return calculations.
(b) For the years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


                                                                                                                CLASS B
                                                                                                           ----------------
                                                                                                              MARCH 1(a)
                                                                                                                THROUGH
                                                                                                               DEC. 31,
                                                                                                                 1997
                                                                                                                -------
Net asset value, beginning of period ..............................................................             $12.47
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) ......................................................................              (0.07)(b)
Net gains or losses on investments (both realized and unrealized) .................................               1.94
                                                                                                                ------
Total income (loss) from investment operations  ...................................................               1.87
LESS DISTRIBUTIONS
Distributions from net investment income ..........................................................               0.00
Distributions from net realized capital gains .....................................................              (4.02)
Distributions from paid-in capital ................................................................               0.00
                                                                                                                ------
Total distributions ...............................................................................              (4.02)
                                                                                                                ------
Net asset value, end of period ....................................................................             $10.32
                                                                                                                ======
Total return (%)(c) ...............................................................................              14.4
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) ...................................................................              $17,757
Ratio of operating expenses to average net assets (%) .............................................               1.87(e)
Ratio of net investment income to average net assets (%) ..........................................              (0.67)(e)
Portfolio turnover rate (%) .......................................................................                214
Average commission rate(d) ........................................................................             (0.0688)

(a)  Class B shares were first offered on March 1, 1997.
(b)  Net investment income (loss) per share has been calculated using the average of shares outstanding during the period.
(c   )A contingent deferred sales charge is not reflected in total return calculations. Periods of less than one year are not annualized.
(d)  For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(e)  Computed on an annualized basis.

NEW ENGLAND INTERNATIONAL EQUITY FUND


                                                                                            CLASS Y
                                                                -------------------------------------------------------------
                                                                SEPT. 9(a)
                                                                 THROUGH
                                                                 DEC. 31,                   YEAR ENDED DEC. 31,
                                                                ---------     -----------------------------------------------
                                                                     1993       1994         1995        1996          1997
                                                                ---------     -------      -------      -------       -------
Net asset value, beginning of period ........................   $   15.19     $ 14.86      $ 15.64      $ 16.25       $ 16.48
                                                                ---------     -------      -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income .......................................        0.13        0.00         0.42         0.11(e)       0.19(e)
Net gain (loss) on investments (both realized and unrealized)       (0.01)       1.32         0.60         0.54         (1.23)
                                                                ---------     -------      -------      -------       -------
Total income from investment operations .....................        0.12        1.32         1.02         0.65         (1.04)
                                                                ---------     -------      -------      -------       -------
LESS DISTRIBUTIONS
Distributions from net investment income ....................       (0.13)       0.00        (0.41)       (0.09)         0.00
Distributions from net realized capital gains ...............       (0.32)      (0.53)        0.00        (0.33)        (1.05)
Distributions in excess of net realized gains ...............        0.00        0.00         0.00         0.00         (0.04)
Distributions from paid in capital ..........................        0.00       (0.01)        0.00         0.00          0.00
                                                                ---------     -------      -------      -------       -------
Total distributions .........................................       (0.45)      (0.54)       (0.41)       (0.42)        (1.09)
                                                                ---------     -------      -------      -------       -------
Net asset value, end of period ..............................   $   14.86     $ 15.64      $ 16.25      $ 16.48       $ 14.35
                                                                =========     =======      =======      =======       =======
Total return (%) ............................................        0.7(c)      8.9          6.6          4.0          (6.7)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) .............................   $   7,006     $56,561      $83,119      $52,161       $ 4,752
Ratio of operating expenses to average net assets (%) (d) ...        1.00(b)     1.00         1.00         1.00          1.15
Ratio of net investment income to average net assets (%) ....        0.33(b)     0.76         1.99         0.89          1.22
Portfolio turnover rate (%) .................................         101         123          119           59           154
Average commission rate(f) ..................................        --          --           --        $0.0180       $0.0024

(a)  Class Y shares were first offered on September 9, 1993.
(b)  Computed on an annualized basis.
(c)  Not computed on an annualized basis.
(d)  The ratio of operating expenses to average net assets without giving effect to the voluntary expense limitations would have been 1.35%(b), 1.04%, 1.21%, 1.19%, and 2.14%, respectively, for the periods ended December 31, 1993, 1994, 1995,
     1996 and 1997, respectively.
(e)  Per share net investment income has been calculated using the average shares outstanding during the year.
(f)  For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

The Fund's current subadviser assumed that function on February 14, 1997. For periods prior to February 14, 1997, these financial highlights reflect results achieved by the previous subadviser under different investment policies.

NEW ENGLAND GROWTH OPPORTUNITIES FUND


                                                                         CLASS A
                           ---------------------------------------------------------------------------------------------------
                             YEAR   SEVEN MONTHS
                             ENDED      ENDED
                            MAY 31,  DECEMBER 31                            YEAR ENDED DECEMBER 31,
                            -------  -----------  -----------------------------------------------------------------------------
                             1988      1988(b)      1989     1990    1991    1992    1993(a)   1994     1995     1996     1997
                           -------    -------     -------  ------- ------- ------- -------- -------- -------- -------- --------
Net asset value,
  beginning of period .... $ 11.92    $ 10.37     $  9.55  $ 10.88 $  9.54 $ 11.79 $  12.20 $  12.67 $  12.41 $  14.39 $  13.87
                           -------    -------     -------  ------- ------- ------- -------- -------- -------- -------- --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income ....    0.33       0.19        0.29     0.30    0.26    0.23     0.21     0.22     0.18     0.13     0.07(h)
Net gains or losses on
  investments (both
  realized and unrealized)   (1.22)      0.25        2.32    (0.76)   2.63    0.86     0.75    (0.10)    4.01     2.07     4.40
                           -------    -------     -------  ------- ------- ------- -------- -------- -------- -------- --------
Total income (loss)
  from investment
  operations .............   (0.89)      0.44        2.61    (0.46)   2.89    1.09     0.96     0.12     4.19     2.20     4.47
                           -------    -------     -------  ------- ------- ------- -------- -------- -------- -------- --------
LESS DISTRIBUTIONS
Distributions from net
  investment income ......   (0.35)     (0.18)      (0.29)   (0.30)  (0.26)  (0.23)   (0.21)   (0.21)   (0.18)   (0.13)   (0.06)
Distributions in excess
  of net investment income    0.00       0.00        0.00     0.00    0.00    0.00    (0.01)    0.00     0.00     0.00     0.00
Distributions from net
  realized capital gains     (0.30)     (1.08)      (0.95)   (0.56)  (0.38)  (0.45)   (0.27)   (0.17)   (2.03)   (2.59)   (2.93)
Distributions from
  paid-in capital ........   (0.01)      0.00       (0.04)   (0.02)   0.00    0.00     0.00     0.00     0.00     0.00     0.00
                           -------    -------     -------  ------- ------- ------- -------- -------- -------- -------- --------
Total distributions ......   (0.66)     (1.26)      (1.28)   (0.88)  (0.64)  (0.68)   (0.49)   (0.38)   (2.21)   (2.72)    2.99
                           -------    -------     -------  ------- ------- ------- -------- -------- -------- -------- --------
Net asset value,
  end of period .......... $ 10.37    $  9.55     $ 10.88  $  9.54 $ 11.79 $ 12.20 $  12.67 $  12.41 $  14.39 $  13.87 $  15.35
                           =======    =======     =======  ======= ======= ======= ======== ======== ======== ======== ========
Total return(%)(f)........   (7.3)       7.3(e)     27.6     (4.3)   30.6     9.3      8.0      1.00    35.1     17.2     33.4
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period (000) ........... $58,552    $55,041     $62,688  $55,726 $70,263 $90,945 $109,168 $104,081 $150,693 $166,963 $220,912
Ratio of operating
  expenses to
  average net assets(%)...    1.25(d)    1.33(e)     1.15     1.18    1.23    1.94     1.21     1.28     1.38     1.30     1.25
Ratio of net investment
  income to average net
  assets(%) ..............    2.90       3.10(e)     2.68     2.92    2.28    1.18     1.70     1.75     1.31     0.92     0.46
Portfolio turnover
  rate(%) ................     8        83(e)        17        6      12      10        4        6       69       127      103
Average commission rate(g)     --         --          --       --      --      --       --       --       --  $0.0348  $0.0334

See the following page for footnotes.


                                                                    CLASS B                                CLASS C
                                             -----------------------------------------------   -------------------------------
                                             SEPT. 13(c)                                       MAY 1(c)          YEAR
                                               THROUGH                                          THROUGH          ENDED
                                              DEC. 31,          YEAR ENDED DEC. 31,            DEC. 31,        DEC. 31,
                                                       ------------------------------------               -------------------
                                                1993    1994       1995     1996      1997       1995       1996       1997
                                               ------   ------    ------   ------    ------     ------     ------      ------
Net asset value, beginning of period ......    $12.95   $12.66    $12.42   $14.40    $13.87     $13.84     $14.39      $13.85
                                               ------   ------    ------   ------    ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income .....................      0.06     0.16      0.10     0.03     (0.05)(h)   0.06       0.04       (0.05)(h)
Net gain (loss) on investments
  (both realized and unrealized) ..........      0.01    (0.09)     4.01     2.07      4.40       2.58       2.05        4.42
                                               ------   ------    ------   ------    ------     ------     ------      ------
Total income from investment operations ...      0.07     0.07      4.11     2.10      4.35       2.64       2.09        4.37
                                               ------   ------    ------   ------    ------     ------     ------      ------
LESS DISTRIBUTIONS
Distributions (from net investment income)      (0.03)   (0.14)    (0.10)   (0.04)    (0.01)     (0.06)     (0.04)      (0.01)
Distributions (in excess of net investment
  income) .................................     (0.06)     0.00     0.00     0.00      0.00       0.00       0.00        0.00
Distributions (from net realized capital
  gains) ..................................     (0.27)   (0.17)    (2.03)   (2.59)    (2.93)     (2.03)     (2.59)      (2.93)
Distributions (from paid-in capital).......      0.00     0.00      0.00     0.00      0.00       0.00       0.00        0.00
                                               ------   ------    ------   ------    ------     ------     ------      ------
Total distributions .......................     (0.36)   (0.31)    (2.13)   (2.63)    (2.94)     (2.09)     (2.63)      (2.94)
                                               ------   ------    ------   ------    ------     ------     ------      ------
Net asset value, end of period ............    $12.66   $12.42    $14.40   $13.87    $15.28     $14.39     $13.85      $15.28
                                               ======   ======    ======   ======    ======     ======     ======      ======
Total return (%)(f) .......................      0.6      0.6      34.3     16.3      32.4       20.2       16.3        32.6
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)............    $1,498  $5,185     $29,026 $46,856    $81,066    $4,707     $3,912     $6,735
Ratio of operating expenses
  to average net assets (%) ...............      2.08(e)  1.93      2.11     2.05      2.00       2.11(e)    2.05        2.00
Ratio of net investment income
  to average net assets (%) ...............      0.71(e)  1.10      0.56     0.17     (0.29)      0.56(e)    0.17       (0.29)
Portfolio turnover rate (%) ...............      4        6         69       127       103        69         127        103
Average commission rate(g) ................       --      --        --    $0.0348   $0.0334       --      $0.0348    $0.0334

(a)  As of January 1, 1993, the Fund discontinued the use of equalization accounting.
(b)  Fiscal year end changed in 1988 from May 31 to December 31. The Fund's former adviser, Back Bay Advisors, L.P., assumed that function on July 27, 1988.
(c)  Class B shares were first offered on September 13, 1993. Class C shares were first offered on May 1, 1995.
(d)  Until May 18, 1988, the Fund's former adviser, Back Bay Advisors, L.P., voluntarily agreed to limit total Fund expenses to 1.25% of the Fund's average annual net assets. Without such limitation, the ratio of operating expenses to average net assets for the year ended May 31, 1988 would have been 1.31%.
(e)  Computed on an annualized basis.
(f)  A sales charge in the case of the Class A shares and a contingent deferred sales charge in the case of the Class B and
     Class C shares are not reflected in total return calculations. Unless otherwise indicated, periods of less than one year are not annualized.
(g)  For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(h)  Per share net investment income (loss) has been calculated using the average shares outstanding during the year.


The Fund's current adviser and subadviser assumed those functions on May 1, 1995. These financial highlights prior to that date reflect results achieved by earlier advisers under investment policies that are no longer in effect.

NEW ENGLAND STAR ADVISERS FUND


                                                                                      CLASS Y
                                                                  ----------------------------------------------
                                                                    NOV. 15(a)
                                                                      THROUGH
                                                                     DEC. 31,           YEAR ENDED DEC. 31,
                                                                   -------------   -----------------------------
                                                                       1994         1995       1996        1997
                                                                       -----        -----      -----       -----
Net asset value, beginning of period                                  $13.59      $13.24      $16.83      $18.33
                                                                      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) ................................           0.06        0.00       (0.02)(e)    0.03(e)
Net gain (loss) on investments (both realized and unrealized)          (0.35)       4.58        3.23        3.66
                                                                      ------      ------      ------      ------
Total income from investment operations .....................          (0.29)       4.58        3.21        3.69
                                                                      ------      ------      ------      ------
LESS DISTRIBUTIONS
Distributions from net investment income ....................          (0.06)       0.00        0.00        0.00
Distributions from realized capital gains ...................           0.00       (0.99)      (1.71)      (3.61)
                                                                      ------      ------      ------      ------
Total distributions .........................................          (0.06)      (0.99)      (1.71)      (3.61)
                                                                      ------      ------      ------      ------
Net asset value, end of period ..............................         $13.24      $16.83      $18.33      $18.41
                                                                      ======      ======      ======      ======
Total return (%) ............................................          (2.1)(c)    34.8        19.6        20.5
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) .............................          $196        $5,569     $18,649     $37,006
Ratio of operating expenses to average net assets (%) (d)....           1.79(b)     1.57        1.43        1.41
Ratio of net investment income to average net assets (%).....           2.26(b)    (0.08)      (0.11)       0.11
Portfolio turnover rate (%) .................................           100          142        127         168
Average commission rate(f) ..................................            --           --      $0.0595     $0.0250

(a)  Commencement of offering of Class Y shares.
(b)  Computed on an annualized basis.
(c)  Not computed on an annualized basis.
(d)  The ratio of operating expenses to average net assets (computed on an annualized basis) without giving effect to the voluntary expense limitations in effect from November 15, 1994 through December 31, 1994 would have been 1.90% for the period ended December 31, 1994.
(e)  Per share net investment income (loss) has been calculated using the average shares outstanding during the year.
(f)  For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

On July 25, 1997, Harris Associates L.P. succeeded Berger Associates, Inc. ("Berger") as subadviser to one of the four segments of the Fund. These financial highlights reflect results achieved by this segment prior to July 25, 1997 by Berger under different investment policies.

NEW ENGLAND STAR WORLDWIDE FUND


                                                                       CLASS A                CLASS B                 CLASS C
                                                                  ----------------       ----------------        ----------------
                                                                     YEAR ENDED             YEAR ENDED              YEAR ENDED
                                                                    DECEMBER 31,           DECEMBER 31,            DECEMBER 31,
                                                                 1996(a)     1997        1996(a)     1997       1996(a)     1997
                                                                --------     -----      --------     -----     --------     -----
Net asset value, beginning of period ........................     $12.50     $14.40      $12.50     $14.30      $12.50     $14.31
                                                                 -------    -------      -------    -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(c) .............................      (0.03)     (0.02)      (0.12)     (0.14)      (0.12)     (0.13)
Net realized and unrealized gain on investments .............       2.11       1.88        2.10       1.87        2.11       1.86
                                                                 -------    -------      -------    -------     -------    -------
Total income from investment operations .....................       2.08       1.86        1.98       1.73        1.99       1.73
                                                                 -------    -------      -------    -------     -------    -------
LESS DISTRIBUTIONS
Distributions from net investment income  ...................       0.00       0.00        0.00       0.00        0.00       0.00
Distributions from net realized capital gains ...............      (0.18)     (0.76)      (0.18)     (0.76)      (0.18)     (0.76)
                                                                 -------    -------      -------    -------     -------    -------
Distributions from paid-in capital  .........................       0.00      (0.04)       0.00      (0.04)       0.00      (0.04)
                                                                 -------    -------      -------    -------     -------    -------
Total distributions  ........................................      (0.18)     (0.80)      (0.18)     (0.80)      (0.18)     (0.80)
                                                                 -------    -------      -------    -------     -------    -------
Net asset value, end of period ..............................     $14.40     $15.46      $14.30     $15.23      $14.31     $15.24
                                                                 =======    =======      =======    =======     =======    =======
Total return (%)(b) .........................................      16.7       12.7        15.9       11.9        15.9       11.8
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) .............................    $68,509   $118,381      $65,367   $123,467     $17,980    $26,137
Ratio of operating expenses to average net assets (%) .......       2.58       2.07        3.33       2.82        3.33       2.82
Ratio of net investment income (loss) to average net assets(%)     (0.21)      (0.12)     (0.96)      (0.87)     (0.96)     (0.87)
Portfolio turnover rate (%)  ................................      57         80           57         80          57         80
Average commission rate(d) ..................................    $0.0004    $0.0023      $0.0004    $0.0023     $0.0004    $0.0023

(a) Fund commenced operations on December 29, 1995.
(b) A sales charge in the case of the Class A shares and a contingent deferred sales charge in the case of the Class B and Class C shares are not reflected in total return calculations.
(c) Per share net investment loss has been calculated using the average shares outstanding during the year.
(d) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

NEW ENGLAND EQUITY INCOME FUND


                                                                              CLASS A SHARES
                                                                   ------------------------------------
                                                                      NOV. 15 (a)
                                                                        THROUGH          YEAR ENDED
                                                                       DEC. 31,           DEC. 31,
                                                                    ---------------  ------------------
                                                                         1995         1996        1997
                                                                         -----        -----       -----
Net asset value, beginning of period ..........................         $12.50       $12.86     $15.15
                                                                        ------       ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income .........................................           0.04         0.31       0.25
Net gains or losses on securities (both realized and unrealized)          0.36         3.11       3.15
                                                                        ------       ------     ------
Total from investment operations ..............................           0.40         3.42       3.40
                                                                        ------       ------     ------
LESS DISTRIBUTIONS
Dividends from net investment income ..........................         (0.04)       (0.30)     (0.26)
Distributions from net capital gains ..........................           0.00        (0.83)     (0.70)
                                                                        ------       ------     ------
Total distributions  ..........................................          (0.04)       (1.13)     (0.96)
Net asset value, end of period  ...............................         $12.86       $15.15     $17.59
                                                                        ======       ======     ======
Total return(%)(c) ............................................           3.2         26.6       22.6
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)................................         $2,064       $2,613      $14,681
Ratio of operating expenses to average net assets(%)(d) .......           1.50 (b)     1.50       1.50
Ratio of net income to average net assets(%) ..................           3.58(b)      2.06       1.76
Portfolio turnover rate(%) ....................................            0           45          33
Average commission rate (e)....................................           --         $0.0608     $0.0600

See the following page for footnotes.


                                                                       CLASS B          CLASS C
                                                                    ------------     ------------
                                                                    SEPT. 15 (a)     SEPT. 15 (a)
                                                                       THROUGH          THROUGH
                                                                      DEC. 31,         DEC. 31,
                                                                        1997             1997
                                                                        -----            -----
Net asset value, beginning of period  .........................        $17.06            $17.06
                                                                       ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) ..................................          0.03              0.03
Net gains or losses on investments (both realized and unrealized)        0.60              0.60
                                                                       ------            ------
Total income from investment operations .......................          0.63              0.63
                                                                       ------            ------
LESS DISTRIBUTIONS
Distributions from net investment income ......................         (0.04)            (0.04)
Distributions from net realized capital gains..................         (0.06)            (0.06)
                                                                       ------            ------
Total distributions  ..........................................         (0.10)            (0.10)
                                                                       ------            ------
Net asset value, end of period ................................        $17.59            $17.59
                                                                       ======            ======
Total return (%)(c) ...........................................          3.7               3.7
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)  ..............................        $9,375           $1,596
Ratio of operating expenses to average net assets (%)(d).......          2.25(b)           2.25(b)
Ratio of net investment income (loss) to average net assets (%)          1.01(b)           1.01(b)
Portfolio turnover rate (%)....................................          33               33
Average commission rate(e) ....................................        $0.0600          $0.0600

(a) Fund commenced operations on November 15, 1995. Class B and Class C shares were first offered on
    September 15, 1997.
(b) Computed on an annualized basis.
(c) A sales charge in the case of Class A shares and a contingent deferred sales charge in the case of
    Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(d) The ratio of operating expenses to average net assets without giving effect to the expense limitation in effect would have been 5.97% (annualized), 3.67%, 3.10%, 3.85% (annualized) and 3.85% (annualized), for the period ended December 31, 1995 and the fiscal years ended December 31, 1996 and 1997 for the Class A shares, and the period ended December 31, 1997 for the Class B and Class C shares, respectively.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

NEW ENGLAND STAR SMALL CAP FUND


                                                               CLASS A              CLASS B              CLASS C
                                                         -------------------  -------------------   -----------------
                                                                YEAR                 YEAR                  YEAR
                                                               ENDED                 ENDED                 ENDED
                                                          DEC. 31, 1997(a)     DEC. 31, 1997(a)      DEC. 31, 1997(a)
                                                         -------------------  -------------------   -----------------
Net asset value, beginning of year                             $12.50               $12.50                $12.50
                                                               ------               ------                ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)...............................          (0.20)               (0.30)                (0.30)
Net realized and unrealized gain on investments ......           3.55                 3.54                  3.54
                                                               ------               ------                ------
Total from investment operations  ....................           3.35                 3.24                  3.24
                                                               ------               ------                ------
LESS DISTRIBUTIONS
Distributions from net realized capital gains  .......          (0.48)               (0.48)                (0.48)
                                                               ------               ------                ------
Total distributions ..................................          (0.48)               (0.48)                (0.48)
                                                               -------              -------               -------
Net asset value, end of year .........................         $15.37               $15.26                $15.26
                                                               ======               ======                ======
Total return (%) (c) .................................          27.0                 26.1                  26.1
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000) ........................         $52,066              $52,616               $13,970
Ratio of operating expenses to average net assets (%)            2.20                 2.95                  2.95
Ratio of net investment loss to average net assets (%)          (1.44)               (2.19)                (2.19)
Portfolio turnover rate (%) ..........................           140                  140                   140
Average commission rate ..............................         $0.0551              $0.0551               $0.0551

(a) Fund commenced operations on December 31, 1996.
(b) Per share net investment loss has been calculated using the average shares outstanding during the year.
(c) A sales charge in the case of Class A shares and a contingent deferred sales charge in the case of Class B and
    Class C shares is not reflected in total return calculations.

INVESTMENT STRATEGY

INVESTMENT OBJECTIVES

NEW ENGLAND CAPITAL GROWTH FUND (THE "CAPITAL GROWTH FUND")
The Fund seeks long-term growth of capital.
Subadviser: Westpeak Investment Advisors, L.P. ("Westpeak")


NEW ENGLAND BALANCED FUND (THE "BALANCED FUND")
The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.
Subadviser: Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Pasadena, CA


NEW ENGLAND GROWTH FUND (THE "GROWTH FUND")
The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.
Adviser: Capital Growth Management Limited Partnership ("CGM")

NEW ENGLAND INTERNATIONAL EQUITY FUND (THE "INTERNATIONAL EQUITY FUND") The Fund seeks total return from long-term growth of capital and dividend income, primarily through investment in international equity securities.
Subadviser: Loomis Sayles, Boston, MA


NEW ENGLAND STAR ADVISERS FUND (THE "STAR ADVISERS FUND")
The Fund seeks long-term growth of capital.
Subadvisers:   Harris Associates L.P. ("Harris Associates"), Founders Asset
               Management LLC ("Founders"), Janus Capital Corporation
               ("Janus Capital") and Loomis Sayles, Detroit, MI


NEW ENGLAND STAR WORLDWIDE FUND (THE "STAR WORLDWIDE FUND")
The Fund seeks long-term growth of capital.
Subadvisers:   Harris Associates, Montgomery Asset Management, LLC
               ("Montgomery"), Founders and Janus Capital


NEW ENGLAND STAR SMALL CAP FUND (THE "STAR SMALL CAP FUND")
The Fund seeks capital appreciation.
Subadvisers:   Robertson, Stephens & Company Investment Management, L.P.
               ("Robertson Stephens"), Montgomery, Loomis Sayles, Boston, MA and
               Harris Associates

NEW ENGLAND VALUE FUND (THE "VALUE FUND")
The Fund seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.
Subadviser:    Loomis Sayles, Pasadena, CA

NEW ENGLAND GROWTH OPPORTUNITIES FUND (THE "GROWTH OPPORTUNITIES FUND") The Fund seeks opportunities for long-term growth of capital and income.
Subadviser:    Westpeak

NEW ENGLAND EQUITY INCOME FUND (THE "EQUITY INCOME FUND")
The Fund seeks current income and capital growth.
Subadviser:    Loomis Sayles, New York, NY

HOW THE FUNDS PURSUE THEIR OBJECTIVES
Investments in each Fund will be pooled with money from other investors in that Fund to invest in a managed portfolio consisting of securities appropriate to each Fund's investment objective and policies. There can be no assurance that any Fund will achieve its objective. Each Fund is a "diversified" mutual fund.

FUND INVESTMENTS
o  CAPITAL GROWTH FUND
   The Capital Growth Fund seeks to attain its objective by investing substantially all of its assets in equity securities. Investments are selected based on their growth potential; current income is not a consideration. The Fund normally will invest primarily in equity securities of companies with medium or large market capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).


   The Fund's subadviser selects investments based upon fundamental research and analysis of individual companies and industries. The subadviser selects investments for the Fund based on qualitative and quantitative criteria including, among others, industry dominance and competitive position, consistent earnings growth, a history of high profitability, the subadviser's expectation of continued high profitability and overall financial strength, although not every investment will have all of these characteristics.

o  GROWTH FUND
   Most of the Growth Fund's investments are normally in common stocks, although the Fund may invest in any type of equity securities. The Fund does not consider current income as a factor in selecting its investments.

o  VALUE FUND
   Substantially all of the Value Fund's investments are normally in equity securities. In selecting investments for the Fund, the emphasis is ordinarily placed on undervalued securities. Although long-term market appreciation is ordinarily the basis for security selection, current income may be a significant consideration when yields appear to be favorable compared to overall opportunities for capital appreciation.

o  BALANCED FUND
   The Balanced Fund is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities, depending on the Fund's subadviser's view of the economic and investment outlook. Most of its equity investments are normally in dividend-paying common stocks of recognized investment quality that are expected to achieve growth in earnings and dividends over the long term. In selecting equity investments for the Fund, an emphasis is ordinarily placed on undervalued securities. Fixed-income securities include notes, bonds, non-convertible preferred stock and money market instruments. The Fund invests at least 25% of its assets in fixed-income securities and, under normal market conditions, more than 50% of its assets in equity securities.

o  INTERNATIONAL EQUITY FUND
   The International Equity Fund seeks to achieve its objective by investing primarily in common stocks, although the Fund may invest in any type of equity securities. Normally the Fund will invest at least 65% of its total assets in equity securities of issuers headquartered outside the United States or that derive a substantial part of their revenues or profits from countries outside the United States. Under normal conditions the Fund's portfolio will contain equity securities of issuers from at least three countries outside the United States. The Fund may also invest in closed-end investment companies domiciled in the United States that invest primarily in securities issued by foreign companies. In addition, the Fund may invest up to 20% of its assets in bonds issued or guaranteed by foreign governments (including their political subdivisions, agencies, authorities and/or instrumentalities), supranational agencies or foreign companies, including but not limited to convertible debt and below investment grade or unrated debt.


   The Fund's subadviser will make investment decisions on behalf of the Fund by selecting a group of attractively valued countries and then selecting securities within such countries that are expected to offer the best value based on its valuation and earnings growth expectations.


o  GROWTH OPPORTUNITIES FUND
   It is normally the policy of the Growth Opportunities Fund to invest in a diversified portfolio of common stocks considered by the Fund's subadviser to have possibilities for long-term appreciation of capital and income. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style). The Fund will ordinarily invest substantially all of its assets in equity securities.

o  EQUITY INCOME FUND
   Under normal market circumstances, the Equity Income Fund will invest at least 80% of its assets in dividend-paying common or preferred stocks. The Fund's portfolio will be selected to seek current income and capital growth and a current dividend yield which is comparable to the published composite yield of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500"). The Fund may also invest in non dividend-paying stocks, other equity securities, zero coupon bonds and strips, and foreign securities.


MULTI-ADVISER FUNDS (STAR ADVISERS FUND, STAR WORLDWIDE AND STAR SMALL CAP FUND) Capital invested in each of the Star Advisers, Star Worldwide and Star Small Cap Funds (the "Star Funds") will be allocated equally among the different segments of the Fund's portfolio, managed by different subadvisers. For each Star Fund, each subadviser will manage its segment or segments of the Fund's assets in accordance with the Fund's objective and the subadviser's own investment style and strategy.

New England Funds Management, L.P. ("NEFM"), the manager of the Star Funds, believes that a multi-adviser approach to equity investing - one that combines the varied styles of a number of subadvisers in selecting securities for the Star Funds' portfolios - offers a different investment opportunity than funds run by a single adviser using a single style.

Any given management style tends to produce better returns than other styles under certain market and economic conditions, and to perform less well under other conditions. Therefore, most single-adviser funds have not consistently maintained superior performance rankings relative to their peers over long periods. NEFM believes that consistency of results, minimizing under-performance even at the cost of out-performance at times, is likely to produce higher performance over time.

NEFM believes that assigning portfolio management responsibility for the Star Funds to several subadvisers, whose varying styles have resulted in records of success, may increase the likelihood that the Fund may produce superior results for its shareholders, with less variability of return and less risk of persistent under-performance than a single-adviser fund. Of course, past results should not be considered a prediction of future performance, and there is no assurance that a Star Fund will in fact achieve superior results over any time period.

o  STAR ADVISERS FUND
   The Star Advisers Fund seeks to attain its objective by investing primarily in equity securities. The Fund may also invest in other securities, as described below. Under normal market conditions, however, at least 65% of the Fund's assets will be invested in equity securities. Capital invested in the Fund will be allocated on an equal basis among four different subadvisers. Each subadviser will manage its segment of the Fund's assets in accordance with that subadviser's own investment style and strategy. The Fund, in the discretion of each subadviser, may invest without limit in securities of companies with smaller capitalization. The Fund may in the discretion of each of its subadvisers invest without limit in securities of foreign issuers (including issuers in emerging markets) as well as in securities of U.S. issuers.

   The investment styles described below will be those applied by each of the subadvisers to the segment of the Fund's portfolio for which that subadviser is responsible.

   HARRIS ASSOCIATES' investment philosophy is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long term growth of capital. Its segment of the Fund's portfolio invests primarily in common stocks and securities convertible into common stock, but may also invest in other securities that are suited to the Fund's investment objective, including preferred stocks and fixed-income securities (including lower quality fixed-income securities).

   FOUNDERS' segment of the portfolio will invest primarily in common stocks of well-established, high-quality growth companies. Founders manages its segment of the Fund's portfolio by investing primarily in established companies with above-average prospects for growth in earnings per share. This segment will invest primarily in mid-cap and large capitalization stocks. Founders believes that mid-cap companies (companies with between $1.0 billion and $5.0 billion of market capitalization) may produce returns comparable to those of smaller-cap companies, but with less risk because of their generally stronger infrastructures and performance records and more solid market positions, and that large-capitalization stocks add stability to the portfolio. These companies tend to have strong performance records, with continuous operating records of three years or more. Founders' approach to investment management gives greater emphasis to the fundamental financial, marketing and operating characteristics of individual companies, and is less concerned with the short-term impact of changes in macroeconomic and market conditions, than some other investment firms. This segment of the portfolio may invest in bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunity for growth of capital. This segment of the portfolio may also invest in Rule 144A securities and may enter into futures contracts or options thereon for hedging purposes.

   JANUS CAPITAL pursues the Fund's investment objective by investing substantially all of Janus Capital's segment of the portfolio in common stocks when its portfolio manager believes that the relevant market environment favors profitable investing in such securities. Janus Capital manages its segment of the portfolio to seek long-term capital growth primarily from investing in common stocks of companies of any size, including large, well-established companies and smaller, emerging growth companies. Janus Capital's analysis and selection process focus on stocks with earnings growth potential that may not be recognized by the market. This segment of the portfolio may also invest in preferred stocks, warrants, government securities, corporate bonds and debentures or other debt securities or repurchase agreements when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Janus Capital's segment may also invest in Rule 144A securities and may enter into options, futures and forward contracts.


   LOOMIS SAYLES manages its segment of the portfolio by investing primarily in stocks of small capitalization companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Such companies typically have better than average growth rates, below average price/earnings ratios and strong balance sheets and cash flow. Normally, the segment will invest at least 65% of its assets in companies with market capitalization, at the time of investment, in the range of the market capitalization of those companies which make up the Russell 2000 Index. Loomis Sayles seeks to build a core small cap portfolio of solid growth company stocks, with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

o  STAR WORLDWIDE FUND
   The Star Worldwide Fund seeks to attain its objective by investing primarily in equity securities. The Fund is a global fund, which means it will seek to invest in equity securities traded on foreign stock markets as well as the stock markets of the United States. Foreign markets represent two-thirds of the value of all stocks traded in the world, and offer many opportunities for investment in addition to those found in the United States. Foreign markets may be located in large, developed countries such as Great Britain or in smaller, developing markets like Singapore. The Fund may also invest in other securities, as described below. Under normal market conditions, however, at least 65% of each segment of the Fund's portfolio, and at least 65% of the Fund's total assets, will be invested in equity securities. The Fund may, in the discretion of each of its subadvisers (see below), invest without limit in securities of foreign issuers (including issuers in emerging markets) as well as in securities of U.S. issuers. Under normal market conditions, the Fund will invest in securities of issuers in at least three different countries, one of which will be the United States. As a temporary, defensive measure, however, the Fund may invest without limit in securities of U.S. issuers, including corporate and government debt obligations, or in cash or cash equivalents. For more information about investments in foreign securities, see "Investment Risks -- Foreign Securities."


   Capital invested in the Fund will be allocated equally among five different segments of the portfolio, managed by four different subadvisers. Each subadviser will manage its segment or segments of the Fund's assets in accordance with that subadviser's own investment style and strategy. The subadvisers' styles and strategies are outlined below.

   HARRIS ASSOCIATES manages two segments of the Fund's portfolio, a U.S. segment and an international segment. Harris Associates' investment philosophy is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long term growth of capital. The U.S. segment invests primarily in equity securities of U.S. issuers, whereas the international segment invests primarily in markets outside the United States, which may include both mature and emerging markets. The segments of the Fund managed by Harris Associates invest primarily in common stocks and securities convertible into common stock, but may also invest in other securities that are suited to the Fund's investment objective, including preferred stocks and fixed-income securities (including lower quality fixed-income securities).

   MONTGOMERY normally will invest at least 65% of its segment of the Fund's portfolio in equity securities in emerging market countries. Montgomery selects investments for its segment based on a combination of quantitative screening techniques, "top-down" industry selection and "bottom-up" stock selection, using fundamental analysis.

   FOUNDERS' segment of the portfolio may invest in both small and established growth companies, in both emerging and established markets throughout the world. Founders' approach to investment management gives greater emphasis to the fundamental financial, marketing and operating characteristics of individual companies, and is less concerned with the short-term impact of changes in macroeconomic and market conditions, than some other investment firms. This segment of the portfolio may invest in bonds, debentures and other fixed-income securities (including lower quality fixed-income securities) when Founders believes that these investments offer opportunity for growth of capital.

   JANUS CAPITAL pursues the Fund's investment objective by investing its segment of the portfolio in U.S. and foreign (including emerging) markets, using a "bottom-up" approach. Janus Capital seeks to identify companies with earnings growth potential that may not be recognized by the market at large. This segment of the portfolio invests primarily in common stocks, and may also invest, to a lesser degree, in preferred stocks, warrants, government securities, corporate bonds and debentures or other fixed-income securities (including lower quality fixed-income securities).

o  STAR SMALL CAP FUND
   The Star Small Cap Fund seeks to attain its objective of capital appreciation by investing primarily in equity securities of small capitalization companies, which the Fund currently considers to be companies having total market capitalization (shares outstanding times market price per share), at the time of purchase, of under $1 billion ("Small Cap Companies"). Under normal market conditions, at least 65% of the Fund's net assets will be invested in Small Cap Companies. The Fund may also invest its assets in companies having larger market capitalization and in other securities, including foreign and fixed-income securities. Foreign securities, including equity securities that are traded over-the-counter or on foreign exchanges, may constitute up to 25% of the Fund's net assets. There are no geographic limits on the Fund's foreign investments. For more information about investment in foreign and fixed income securities see "Investment Risks -- Foreign Securities" and "Investment Risks -- Fixed Income Securities."

   The investment styles below will be those applied by each of the subadvisers to the segment of the Fund's portfolio for which that subadviser manages.

   ROBERTSON STEPHENS pursues the Fund's investment objective by selecting securities for its segment based on a flexible, research-driven, bottom up approach to value recognition and trend analysis. Stock selection focuses on a growth catalyst that is expected to drive earnings and valuations higher over a 1 to 3 year time horizon. The catalyst may be a new product launch, a new management team, expansion into new markets, realization of undervalued assets, or some other change expected to result in growth. Once identified, that catalyst becomes the primary reason for owning the stock.

   MONTGOMERY seeks to identify companies at an early stage or a transitional point of the companies' development, such as the introduction of new products, favorable management changes, new marketing opportunities or increased market share for existing product lines. Using fundamental research, Montgomery targets businesses having positive internal dynamics that can outweigh unpredictable macro-economic factors, such as interest rates, commodity prices, foreign currency rates and overall stock market volatility. Montgomery searches for companies with potential to gain market share within their respective industries, achieve and maintain high and consistent profitability, produce increased quarterly earnings and provide solutions to current and pending problems in their respective industries or society at large.


   LOOMIS SAYLES intends to manage its segment of the Fund by investing in companies that offer distinctive products, services or technologies. These companies are expected to exhibit the potential for dynamic earnings growth as a result of rising sales and improving profitability. Most of these companies will have market capitalizations between $100 million and $1 billion at the time of initial purchase. Loomis Sayles also places a significant amount of importance on the quality of management of these smaller companies because it is Loomis Sayles' belief that ultimately it is the skill of the management team that will enable these small companies to mature into large, successful companies. Loomis Sayles employs a fundamental research approach to identify and invest in these companies. Some of the factors evaluated include historical results, competitive position, including market share gains and losses, the impact of technology, secular trends in the economy and management history. Projections are made for both current and the following year's results and for longer term (3-5 years) growth rates. Typically, only companies with a projected long term earnings growth rate in excess of 20% per year are purchased for the portfolio. Positions are typically eliminated from the portfolio when the company begins to evidence slowing growth trends usually associated with larger companies.


   HARRIS ASSOCIATES' approach in selecting investments for its segment of the Fund is oriented to individual stock selection and is driven by the size of the discount of the security's market price relative to the economic value of the security as determined by Harris Associates. Harris Associates' investment philosophy is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long-term capital appreciation. In managing its segment, Harris Associates uses several qualitative and quantitative methods in analyzing economic value, but considers the primary determinant of value to be the company's long-term ability to generate cash for its owners. Once Harris Associates has determined that a security is undervalued, it will be considered for purchase, taking into account the quality and motivation of the management, the firm's market position within its industry and its degree of purchasing power. Harris Associates believes that the risks of equity investment are often reduced if management's interests are strongly aligned with the interests of stockholders.

o  ADDITIONAL INFORMATION
   The Funds other than the Balanced Fund seek to attain their objectives by normally investing in equity securities. When the particular Fund's subadviser deems it appropriate, however, these Funds may, for temporary defensive purposes, hold a substantial portion of their assets in cash or fixed-income investments, including U.S. Government obligations, investment grade (and comparable unrated) corporate bonds or notes, money market instruments and repurchase agreements. Corporate obligations in the lowest investment grade category (rated BBB by Standard & Poor's Ratings Group ["S&P"] or Baa by Moody's Investors Service, Inc. ["Moody's"]) have some speculative characteristics and may be more adversely affected by changing economic conditions than are higher grade obligations. No estimate can be made as to when or for how long a Fund will employ defensive strategies. Under some market conditions, the Balanced Fund may, for temporary purposes, invest less than 50% of its assets in equity securities and the balance in cash and fixed-income investments.


   Each Fund may invest in foreign securities (in the case of the Growth Opportunities Fund, only if such securities are traded in the U.S. markets). Each Fund may also engage in certain options and futures transactions.

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                                INVESTMENT RISKS
-------------------------------------------------------------------------------


It is important to understand the following risks inherent in a Fund before you invest.


o  EQUITY SECURITIES
   Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for or convertible into common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). While offering greater potential for long-term growth, equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. Each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Companies" below. Each Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.


   Each Fund may invest in convertible securities, including corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. Less than 35% (20% in the case of the Equity Income Fund) of each Fund's respective net assets will be invested in convertible securities rated below investment grade and unrated convertible securities of comparable quality.


o  SMALL COMPANIES
   The Star Advisers, Star Worldwide and Equity Income Funds, in the discretion of each of their subadvisers, may invest without limit in the securities of companies with smaller capitalization. The Star Small Cap Fund invests primarily in securities of companies with market capitalization of under $1 billion.

   Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset value of funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.

o  WARRANTS (STAR FUNDS)
   The Star Funds may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

o  FOREIGN SECURITIES
   Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

   Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Funds may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

   In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

   There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

   The International Equity, Equity Income and Star Funds' investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

   The Funds may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

   In addition, the Funds may invest in securities issued by supranational agencies. Supranational agencies are those agencies whose member nations determine to make capital contributions to support the agencies' activities, and include such entities as the International Bank of Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

   In determining whether to invest in securities of foreign issuers, the adviser or subadviser of each Fund will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

o  FOREIGN CURRENCY
   Most foreign securities in the Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

   The Funds may incur costs in connection with conversions between various currencies. In addition, those Funds may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

o  PRIVATIZATIONS (STAR FUNDS)
   In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, or the terms of participation may be less advantageous than for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

o  FIXED-INCOME SECURITIES
   Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

   Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of fixed-income securities falls when market rates of interest are rising.) Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest or dividend payments.

   Because interest rates vary, it is impossible to predict the income of a fund that invests in fixed-income securities for any particular period. Fluctuations in the value of a Fund's investments in fixed-income securities will cause a Fund's net asset value to increase or decrease.


   All non-convertible fixed-income securities purchased by the Funds other than the International Equity, Equity Income, Star Advisers, Star Worldwide, Star Small Cap and Balanced Funds will, at the time of purchase, either be rated investment grade by at least one major rating agency or be unrated but determined to be of investment grade quality by the Fund's adviser or subadviser.

o  LOWER QUALITY FIXED-INCOME SECURITIES (INTERNATIONAL EQUITY, BALANCED,
   EQUITY INCOME AND STAR FUNDS)
   Fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's (and comparable unrated securities) are below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a mutual fund investing in lower quality fixed-income securities may be more dependent on the fund's adviser's or subadviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. During the fiscal year ended December 31, 1997, the International Equity, Balanced, Equity Income, Star Advisers, Star Worldwide and Star Small Cap Funds had on average 6.3%, 3.0%, 0%, 0%, 0% and 0% of their assets, respectively, invested in fixed-income securities rated below investment grade. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A - Description of Bond Ratings."

o  MORTGAGE- AND ASSET-BACKED SECURITIES (BALANCED FUND AND STAR FUNDS)
   The Balanced and, with respect to up to 25% of their respective total assets, the Star Funds may each invest in mortgage- and asset-backed securities, which are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

o ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES AND "STRIPS" (EQUITY INCOME, BALANCED, STAR ADVISERS AND STAR WORLDWIDE FUNDS)
   The Equity Income, Balanced, Star Advisers and Star Worldwide Funds may invest in zero coupon securities and in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accrued discount (representing interest accrued but not paid) are paid in maturity. "Strips" are debt securities that are stripped of their interest payments after the securities are issued, but otherwise are comparable to zero coupon bonds. The Star Advisers Fund may also invest in pay-in-kind and step coupon securities. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. The market values of "strips" and zero coupon, pay-in-kind and step coupon securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.


o  REPURCHASE AGREEMENTS
   Under a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase. The staff of the SEC is currently of the view that repurchase agreements maturing in more than 7 days are illiquid securities.


o INVESTMENTS IN OTHER INVESTMENT COMPANIES (INTERNATIONAL EQUITY, GROWTH AND GROWTH OPPORTUNITIES FUND AND STAR FUNDS)
   The International Equity, Growth, Growth Opportunities and the Star Funds may each invest up to 10% of its total assets in securities of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical or efficient way for the Fund to invest in such countries. In other cases, where the Fund's subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, the Fund will indirectly bear its share of the expenses of that investment company. These expenses are in addition to the Fund's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

o  SHORT-TERM TRADING
   Although each Fund seeks long-term growth or return (current income and capital growth in the case of the Equity Income Fund), each Fund may, consistent with its investment objective, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any adviser's or subadviser's investment discretion in managing a Fund's assets.

   Recent portfolio turnover rates of each Fund are set forth above under "Financial Highlights."

o  OPTIONS, FUTURES, SWAP CONTRACTS AND CURRENCY TRANSACTIONS
   The International Equity and Star Funds may buy, sell or write options on securities, securities indexes, currencies or futures contracts. These Funds may buy and sell futures contracts on securities, securities indexes or currencies. These Funds may also enter into swap contracts. These Funds may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. These Funds may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

   The Funds other than the International Equity and Star Funds may also buy and sell futures contracts on a variety of stock indexes. A Fund would buy such a futures contract only when the Fund is experiencing significant cash inflows, and then only for the purpose of maintaining the Fund's exposure to the equity markets during the time before the Fund has fully invested incoming cash in equity securities directly. Similarly, a Fund would sell stock index futures only during periods of cash outflows from the Fund, for the purpose of reducing equity market exposure before holdings of stock are liquidated. A Fund will not use futures contracts for speculative purposes or to hedge against changes in the value of the Fund's securities portfolios.


   Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

   Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligations under the option.

   A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or receipt) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss). A Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of the Fund's net assets. Transactions in futures and related options involve the risks of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different hours, (3) the possible absence of a liquid secondary market at any point in time, and the risk that if the subadviser's prediction on interest rates or other economic factors is inaccurate, the Fund may be worse off than if it had not hedged. Futures transactions involve potentially unlimited risk of loss.


   All of the Funds may enter into interest rate, currency and securities index swaps. The Funds will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the Standard & Poor's Composite Index of 500 Stocks [the "S&P 500"]) or in some other investment (such as U.S. Treasury securities).

   The value of options purchased by a Fund, futures contracts held by a Fund and a Fund's positions in swap contracts may fluctuate up or down based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options, futures or swaps involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. The Fund will be required, however, to set aside with its custodian bank certain assets in amounts sufficient at all times to satisfy its obligations under options, futures and swap contracts.

   The successful use of options, futures and swaps will usually depend on the subadvisers' ability to forecast stock market, currency or other financial market movements correctly. A Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options, futures and swap transactions also depends on the degree of correlation between the changes in the value of futures, options or swap positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of swap contracts and of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Fund will treat most swap contracts and over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid. Certain regulatory requirements may limit a Fund's ability to engage in futures, options and swap transactions.


   The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments by the Funds in options and futures in foreign markets are subject to many of the same risks as are the Fund's other foreign investments. See "Foreign Securities" above. For further information, see "Miscellaneous Investment Practices -- Futures, Options and Swap Contracts" in Part II of the Statement.

o  CURRENCY HEDGING TRANSACTIONS (INTERNATIONAL EQUITY AND STAR FUNDS)
   The International Equity and Star Funds may, at the discretion of their subadvisers, engage in foreign currency exchange transactions, in connection with the purchase and sale of portfolio securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. Currency hedging transactions may include forward contracts (contracts with another party to buy or sell a currency at a specified price on a specified date), futures contracts (which are similar to forward contracts but are traded on an exchange) and swap contracts. For more information on foreign currency hedging transactions, see Part II of the Statement.


o  ZERO COUPON BONDS AND STRIPS (EQUITY INCOME AND BALANCED FUNDS)
   The Equity Income and Balanced Funds may invest in zero coupon bonds and in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accrued discount (representing interest accrued but not paid) are paid in maturity. "Strips" are debt securities that are stripped of their interest payments after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality. Under certain market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

o SECURITIES LENDING (EQUITY INCOME, CAPITAL GROWTH, INTERNATIONAL EQUITY AND STAR FUNDS)
   The Equity Income, Capital Growth, International Equity and Star Funds may lend their portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities lent, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities lent and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 331/3% of the Fund's total assets (taken at current value). Any voting rights or rights to consent relating to the lent securities pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

o  STRUCTURED NOTES (STAR FUNDS)
   The Star Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.


   Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase the fund's exposure to changes in the value of assets that the fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the fund's portfolio as a whole.

   Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. (The Funds are not permitted to invest more than 15% of their net assets in illiquid investments.) As with all investments, successful use of structured notes depends in significant part on the accuracy of the relevant subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

o  SHORT SALES (STAR SMALL CAP FUND)
   The Star Small Cap Fund may engage in short sales. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held by the broker on behalf of the Fund until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through the broker to borrow the securities and, in doing so, the Fund will be obligated to replace the securities borrowed at their market value at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable until the securities are replaced. For further information, see "Miscellaneous Investment Practices -- Short Sales" in Part II of the Statement.

   All short sales must be fully collaterized, and no segment of the Star Small Cap Fund will sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by that segment would exceed 25% of that segment's total assets. Each segment of the Fund limits short sales of any one issuer's securities to 2% of that segment's total assets and to 2% of any one class of the issuer's securities.


o  SHORT SALES AGAINST THE BOX (STAR ADVISERS AND STAR WORLDWIDE FUNDS)
   A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. The Star Worldwide and Star Advisers Funds may engage in short sales only if the Fund owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities would be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security. The tax advantages of short sales against the box may be limited by certain provisions of the Taxpayer Relief Act of 1997. The Star Worldwide and Star Advisers Funds do not currently expect that more than 20% of respective total assets would be involved in short sales against the box. For a more complete explanation, please refer to Part II of the Statement.

O WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (INTERNATIONAL EQUITY, BALANCED AND EQUITY INCOME FUND AND STAR FUNDS)
   The International Equity, Balanced, Equity Income and Star Funds may purchase securities on a "when-issued" basis and "delayed delivery" basis. Additionally, the Star Funds may purchase and sell securities on a "forward commitment" or "delayed delivery" basis. In these transactions, the price is fixed at the time the commitment is made, but delivery and payment for the securities ("settlement") takes place at a later date. When-issued securities and forward commitments may be sold prior to settlement date, but the Funds normally will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. There is a risk that the securities may not be delivered and the Fund may incur a loss. If the Fund disposes of the right to acquire a when-issued security prior to acquisition or disposes of its right to deliver or receive against a forward commitment, the Fund may incur a gain or loss.


   In connection with transactions on a when-issued or forward commitment basis, the Fund will set aside with its custodian certain assets to provide for satisfaction of its obligations under when-issued or forward commitment transactions.

o  MISCELLANEOUS
   No Fund will invest more than 15% of its net assets in "illiquid securities," that is, securities which are not readily resalable, which may include securities whose disposition is restricted by federal securities laws.

   The Balanced, International Equity, Equity Income and Star Funds may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. The Star Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless a subadviser has determined, under guidelines established by the Trusts' trustees, that the particular issue of Rule 144A securities or commercial paper is liquid. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

   To the extent that the Star Funds may invest in derivative securities for other than bona fide hedging purposes, such investments may be speculative in nature and may involve additional risks.


o SPECIAL CONSIDERATIONS REGARDING THE MULTI-ADVISER APPROACH (STAR FUNDS) NEFM, the manager of the Star Funds, oversees the portfolio management services provided to each Fund by each of the subadvisers. Subject to the review of New England Funds Trust I's trustees, NEFM monitors each subadviser to assure that the subadviser is managing its segment of a Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, NEFM also provides each Fund with administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund's registration statement under federal and state laws. NEFM does not, however, determine what investments will be purchased or sold for any segment of the Fund. Because each subadviser will be managing its segment of the portfolio independently from the others, the same security may be held in two different segments of a Fund or may be acquired for one segment of a Fund at a time when the subadviser of another segment deems it appropriate to dispose of the security from that other segment. Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the equity markets is appropriate for their segment of the Fund. Because each subadviser directs the trading for its own segment of the Fund, and does not aggregate its transactions with those of the other subadvisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Fund. On a daily basis, capital activity will be allocated equally by NEFM among the segments of the Fund. However, NEFM may, subject to review of New England Funds Trust I's Board of Trustees, allocate new investment capital differently among any of the subadvisers. This action may be necessary, if, for example, a subadviser determines that it desires no additional investment capital. Similarly, because each segment of the portfolio will perform differently from the other segments depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments. For example, as of December 31, 1997, the percentages of the Star Advisers Fund's net assets held in the segments of the Fund managed by Harris Associates, Founders, Janus Capital and Loomis Sayles were 23%, 27%, 23% and 27%, respectively. As of December 31, 1997, the percentages of the Star Worldwide Fund's net assets held in the segments of the Fund managed by Harris Associates (international segment), Harris Associates (domestic segment), Montgomery, Founders and Janus Capital were 18%, 23%, 17%, 20% and 22%, respectively. As of December 31, 1997, the percentages of the Star Small Cap Fund's net assets held in the segments of the Fund managed by Robertson Stephens, Montgomery, Loomis Sayles and Harris Associates were 26%, 24%, 24% and 26% respectively. Although it reserves the right to do so, subject to the review of the New England Funds Trust I's trustees, NEFM does not intend to reallocate assets of any Fund among the segments to reduce these differences in size.

   NEFM may terminate any subadvisory agreement without shareholder approval. In such case, NEFM may either enter into an agreement with another subadviser to manage the segment or will allocate the segment's assets equally among the other segments of the Fund.

-------------------------------------------------------------------------------
                                 FUND MANAGEMENT
-------------------------------------------------------------------------------

NEFM, 399 Boylston Street, Boston, Massachusetts, 02116, serves as the adviser to each Fund except the Growth Fund (for which CGM serves as adviser). NEFM oversees, evaluates and monitors the subadvisory services provided to each Fund except the Growth Fund and furnishes general business management and administration to each Fund. NEFM does not determine what investments will be purchased by the Funds.


ALL FUNDS (EXCEPT THE STAR FUNDS)
The subadviser of the International Equity Fund, the Balanced Fund, the Equity Income Fund and the Value Fund is Loomis Sayles. Founded in 1926, Loomis Sayles, One Financial Center, Boston, Massachusetts 02111, is one of the country's oldest and largest investment counsel firms. Paul Drexler, Vice President of Loomis Sayles, has served as the portfolio manager of the International Equity Fund since February 1997. Carol C. McMurtrie and Tricia H. Mills are the portfolio managers of the Value Fund. Ms. McMurtrie and Ms. Mills have served in that capacity since March 1993. Ms. McMurtrie and Ms. Mills are also the portfolio managers of the equity portion of the Balanced Fund and are responsible for allocating the assets of the Balanced Fund between equity and fixed-income securities. Ms. McMurtrie and Ms. Mills have served in these capacities since July 1997. The portfolio management team for the fixed-income portion of the Balanced Fund consists of Meri Ann Beck, John Hyll and Barr Segal, who have had portfolio management responsibility for the Fund's fixed-income investments since 1990, 1994 and 1996, respectively. Messrs. Hyll and Segal and Mses. Beck and Mills are Vice Presidents of Loomis Sayles. Ms. McMurtrie is Vice President and Managing Partner of Loomis Sayles. Mr. Hyll has been employed by Loomis Sayles for more than five years. Mr. Segal was a Senior Portfolio Manager at TCW Group before joining Loomis Sayles in 1996. Mr. Drexler was Deputy Manager, Brown Brothers Harriman & Co. before joining Loomis Sayles in 1993. Mauricio F. Cevallos, Vice President and Manager of Loomis Sayles, Peter Ramsden, Vice President of Loomis Sayles, and Tom Kolefas, Vice President of Loomis Sayles, act as portfolio managers of the Equity Income Fund. Mr. Kolefas joined Loomis Sayles in 1996 and has been a portfolio manager of the Fund since May 1996. Prior to 1996, Mr. Kolefas was employed as a portfolio manager at Mackay Shields Financial Corporation. Mr. Ramsden and Mr. Cevallos have been employed by Loomis Sayles for more than five years, and have served as portfolio managers of the Fund since its inception in November 1995.

The adviser of the Growth Fund is CGM, One International Place, Boston, Massachusetts 02110. CGM, organized in 1989, serves as investment adviser to seven mutual funds and to other institutional investors. The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. Mr. Heebner, Senior Portfolio Manager of CGM, has served as portfolio manager of the Growth Fund since 1976. Nvest Companies owns a majority limited partnership interest in CGM. In 1997, the Growth Fund paid 0.67% of its average net assets in advisory fees to CGM. NEFM has agreed to provide certain administrative services to the Growth Fund at CGM's expense.

The subadviser of the Growth Opportunities Fund and the Capital Growth Fund is Westpeak, 1011 Walnut Street, Boulder, Colorado 80302. The portfolio manager of the Growth Opportunities Fund and the Capital Growth Fund is Gerald H. Scriver, President and Chief Executive Officer of Westpeak. Mr. Scriver has been with Westpeak since its inception in 1991. He has been portfolio manager of the Growth Opportunities Fund since May 1995 and the portfolio manager of the Capital Growth Fund since February 1998.

Each Fund other than the Growth Fund pays NEFM a management fee at the annual rate set forth in the following table, reduced in each case by the amount of any subadvisory fee payable by the Fund to the Fund's subadviser (as described below):


                            Management fee paid by Fund to NEFM
                              (as a percentage of average
Fund                          daily net assets of the Fund)
--------------------        -----------------------------------
Balanced Fund .........      0.75% of the first $200 million
Value Fund                   0.70% of the next $300 million
Capital Growth Fund          0.65% of amounts in excess of
                                     $500 million

Growth Opportunities Fund    0.70% of the first $200 million
Equity Income Fund           0.65% of the next $300 million
                             0.60% of amounts in excess of
                                     $500 million

International Equity Fund    0.90% of the first $200 million
                             0.85% of the next $300 million
                             0.80% of amounts in excess of
                                    $500 million


The management fee rates payable by the Balanced, Capital Growth, International Equity and Value Funds are higher than those paid by most other mutual funds but are comparable to fee rates paid by some mutual funds with similar investment objectives and policies to these Funds.

Subject to the supervision of NEFM, each subadviser manages the portfolio(s) of each Fund to which it serves as subadviser in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities for the Fund, and employs professional advisers and securities analysts who provide research services to the Fund. The Funds pays no direct fees to their subadvisers.

Each Fund other than the Growth Fund and the Star Funds pays its subadviser a subadvisory fee at the annual rate set forth in the following table:

                                                                 Subadvisory fee payable by the Fund to subadviser
Fund                                           Subadviser        (as a percentage of average daily net assets of the Fund)
--------------------------------------------   ------------    -----------------------------------------------------------
Balanced Fund, Value Fund                      Loomis Sayles     0.535% of the first $200 million
                                                                 0.350% of the next $300 million
                                                                 0.300% of amounts in excess of $500 million

Capital Growth Fund                            Westpeak          0.400% of the first $200 million
                                                                 0.350% of the next $300 million
                                                                 0.300% of amounts in excess of $500 million

Growth Opportunities Fund                      Westpeak          0.500% of the first $25 million
                                                                 0.400% of the next $75 million
                                                                 0.350% of the next $100 million
                                                                 0.300% of amounts in excess of $200 million

International Equity Fund                      Loomis Sayles     0.400% of the first $200 million
                                                                 0.350% of amounts in excess of $200 million

Equity Income Fund                             Loomis Sayles     0.400% of the first $200 million
                                                                 0.325% of the next $300 million
                                                                 0.275% of amounts in excess of $500 million

Prior to February 14, 1997, Draycott Partners, Ltd. served as subadviser to the International Equity Fund. Prior to February 16, 1998 Loomis Sayles served as subadviser to the Capital Growth Fund.

NEFM and Loomis Sayles have voluntarily agreed, until further notice to the International Equity Fund, to waive their respective management and subadvisory fees for the Fund and, if necessary, NEFMhas agreed to bear certain expenses associated with the Fund, to the extent necessary to limit the Fund's expenses to the annual rate of 1.40% for Class Y shares. NEFM and/or Loomis Sayles may terminate these voluntary limitations at any time.

Loomis Sayles has voluntarily agreed, until further notice to NEFM, to waive its entire subadvisory fee with respect to the Equity Income Fund. This waiver by Loomis Sayles does not reduce the Fund's expenses. This agreement may be terminated by Loomis Sayles at any time. In addition, under an expense deferral arrangement, which NEFM may terminate at any time, NEFM has agreed to defer its management fee for the Fund and, if necessary, to bear certain expenses associated with operating the Fund to the extent necessary to limit the Fund's expenses to the annual rate of 1.25% of average daily net assets for Class Y shares, subject to the obligation of the Fund to pay NEFM such deferred fees and expenses in later periods to the extent that the Fund's expenses fall below the annual rate of 1.25% for Class Y shares; provided, however, that the Fund is not obligated to pay any such deferred fees more than two years after the end of the fiscal year in which the fee or expense was deferred.

In the event that any of the foregoing voluntary limitations are terminated, the affected Fund would supplement its Prospectus.


STAR FUNDS
Below is a brief description of the subadvisers of the Star Funds.


FOUNDERS, 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies have been offering tools to help investors pursue their financial goals since 1938. To facilitate day-to-day investment management, Founders employs a unique team-and-lead-manager system. The team is comprised of several members of Founders' Investment Development, including portfolio managers, portfolio traders and research analysts. Team members share responsibility for providing ideas, information, knowledge and expertise in the management of Founders' segments of the Star Advisers and Star Worldwide Funds. Daily decisions on portfolio selection rest with the lead portfolio manager, who, through participation in the team process, utilizes the input, research and advice of other team members in making purchase and sale determinations. Edward
F. Keely has been lead portfolio manager for the segment of the Star Advisers Fund managed by Founders since the Fund's inception in 1994. Mr. Keely is a Vice President of Investments at Founders, where he has been employed since 1989. Michael W. Gerding has been lead portfolio manager for the segment of the Star Worldwide Fund managed by Founders since the Fund's inception in 1995. Mr. Gerding is a Vice President of Investments at Founders and has managed portfolios at Founders since 1990. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.

JANUS CAPITAL, 100 Fillmore Street, Denver, Colorado 80206 has managed mutual funds since 1970 and also advises individual, corporate, charitable and retirement accounts. Warren B. Lammert has, since the Star Advisers Fund's inception in 1994, had day-to-day management responsibility for those assets of the Star Advisers Fund allocated to Janus Capital, where he serves as a portfolio manager and Vice President of Investments. Mr. Lammert has been employed by Janus Capital since 1987. Helen Young Hayes has had day-to-day management responsibility for those assets of the Star Worldwide Fund allocated to Janus Capital since the Fund's inception in 1995. Ms. Hayes is a portfolio manager and Vice President of Janus Capital, where she has been employed since 1987. Laurence Chang is an assistant portfolio manager of Janus Capital, where he has been employed since 1993 and became co-portfolio manager of the Janus Capital segment of the Star Worldwide Fund in May 1997. (Prior to joining Janus Capital, Mr. Chang was a Project Director for the National Securities Archives, a nonprofit research organization.) Kansas City Southern Industries, Inc. ("KCSI"), a publicly traded holding company, owns approximately 83% of the outstanding voting stock of Janus Capital. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects a majority of Janus Capital's board of directors.

LOOMIS SAYLES. Jeffrey C. Petherick and Mary Champagne, Vice Presidents of Loomis Sayles, have day-to-day management responsibility for the segment of the Star Advisers Fund that is allocated to Loomis Sayles. Mr. Petherick, who joined Loomis Sayles in 1990, has co-managed the Loomis Sayles segment of the Fund since the Fund's inception. Ms. Champagne has co-managed the Loomis Sayles segment of the Star Advisers Fund since July 1995. (Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.) Christopher Ely, Phil Fine and David Smith, Vice Presidents of Loomis Sayles, have had day-to-day management responsibilities for the segment of the Star Small Cap Fund managed by Loomis Sayles since the Fund's inception, with Mr. Ely as the lead manager. Messrs. Ely, Fine and Smith joined Loomis Sayles in July 1996. Mr. Ely is a Vice President of Loomis Sayles. Prior to July 1996, Mr. Ely was Senior Vice President and Portfolio Manager, and Messrs. Smith and Fine were each a Vice President and Portfolio Manager, at Keystone Investment Management Co., Inc.

HARRIS ASSOCIATES, Two North LaSalle Street, Chicago, Illinois 60602, has advised and managed mutual funds since 1970. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages several private partnerships. Robert J. Sanborn, CFA, has been the portfolio manager for the segment of the Star Advisers Fund managed by Harris Associates since July 1997 and for the U.S. segment of the Star Worldwide Fund managed by Harris Associates since the Fund's inception. Mr. Sanborn joined Harris Associates as a portfolio manager and analyst in 1988. David G. Herro, CFA, and Michael J. Welsh, CFA, CPA, have been the portfolio managers for the international segment of the Star Worldwide Fund managed by Harris Associates since the Fund's inception. Mr. Herro joined Harris Associates in 1992. Mr. Welsh joined Harris Associates as an international analyst in 1992. Steven Reid has been the portfolio manager for the segment of the Star Small Cap Fund managed by Harris Associates since the Fund's inception. Mr. Reid joined Harris Associates as an accountant in 1980 and has been a Partner of Harris Associates since 1992.

MONTGOMERY, 101 California Street, San Francisco, California 94111, was formed in 1990 and advises institutional separate accounts as well as a family of no-load mutual funds. Montgomery is a subsidiary of Commerzbank AG, a German commercial bank. The portfolio managers for the segment of the Star Worldwide Fund managed by Montgomery are Josephine S. Jimenez, CFA, Senior Portfolio Manager and Principal of Montgomery, and Bryan L. Sudweeks, Ph.D., CFA, Senior Portfolio Manager and Principal of Montgomery. Ms. Jimenez and Mr. Sudweeks joined Montgomery in 1991, and have been the portfolio managers for this segment since the Fund's inception. The portfolio manager for the segment of the Star Small Cap Fund managed by Montgomery is Andrew Pratt, who has managed this segment since the Fund's inception. Mr. Pratt joined Montgomery in 1993 and is a Portfolio Manager and Principal of the firm. He is currently a member of Montgomery's growth equity team, which manages the Montgomery Growth Fund, the Montgomery Micro Cap Fund and the Montgomery Small Cap Opportunities Fund. Before he joined Montgomery, he was an equity analyst at Hewlett-Packard Company, where he managed a portfolio of small capitalization technology companies, and researched private placement and venture capital investments.

ROBERTSON STEPHENS, 555 California Street, San Francisco, California 94104, was formed in 1993 and provides advisory services to both private and public investment funds. Robertson Stephens is a wholly-owned indirect subsidiary of BankAmerica Corporation, a global financial services corporation. The portfolio manager for the segment of the Star Small Cap Fund managed by Robertson Stephens is John Wallace, Managing Director and Portfolio Manager of Robertson Stephens, who has managed such segment since the Fund's inception. Mr. Wallace joined Robertson Stephens in 1995 and has been responsible for managing Robertson Stephens' Growth & Income Fund since its inception in July 1995 and The Robertson Stephens' Diversified Growth Fund since its inception in August 1996. Prior to joining Robertson Stephens, he was Vice President of Oppenheimer Funds, Inc. where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund. John H. Seabern, Vice President of Robertson Stephens, has been a co-portfolio manager for the segment of the Star Small Cap Fund managed by Robertson Stephens since October 1997. Mr. Seabern, who joined Robertson Stephens in 1993, is also a co-manager of the Robertson Stephens Diversified Growth Fund and a research analyst for the Robertson Stephens Growth & Income Fund. Prior to joining Robertson Stephens, he served as a performance analyst at Duncan-Hurst Capital Management.

Prior to July 25, 1997, Berger Associates, Inc. served as the subadviser to the segment of the Star Advisers Fund now managed by Harris Associates.

The Star Small Cap Fund and the Star Worldwide Fund pay NEFM a management fee at the annual rate of 1.05% of the Fund's average daily net assets, and the Star Advisers Fund pays NEFM a management fee at the annual rate of 1.05% of the first $1 billion of the Fund's average daily net assets and 1.00% of such assets in excess of $1 billion, in each case reduced by the amounts of any subadvisory fees paid by the Fund directly to the subadvisers (as described below). These fee rates payable by the Star Funds are higher than that paid by most other mutual funds, but are believed to be appropriate for the services received by the Funds and to be comparable to fees paid by some other mutual funds investing in a manner similar to the Funds. The higher fee rate is partially due to the multi-adviser format.

Subject to the supervision of NEFM, each subadviser manages its segment(s) of the portfolio(s) of each Star Fund to which it serves as subadviser in accordance with the Fund's investment objective and policies, makes investment decisions for the segment(s), places orders to purchase and sell securities for the segment(s) and employs professional advisers and securities analysts who provide research services to the segment(s).

For the Star Advisers Fund, NEFM pays each of Founders and Janus Capital, and the Fund pays Loomis Sayles, a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that the subadviser manages, 0.50% of the next $200 million of such assets and 0.475% of such assets in excess of $250 million, and the Fund pays Harris Associates, a subadvisory fee at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund managed by Harris Associates, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million. For the Star Worldwide Fund, NEFM pays each of Founders and Janus Capital and the Fund pays Harris Associates, a subadvisory fee at the annual rate of 0.65% of the first $50 million of the average daily net assets of each segment of the Fund that the subadviser manages, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million, and NEFM pays Montgomery a subadvisory fee at the annual rate of 0.90% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery manages, 0.70% of the next $25 million of such assets and 0.55% of such assets in excess of $50 million. For the Star Small Cap Fund, NEFM pays Robertson Stephens and the Fund pays Loomis Sayles a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average daily assets of the segment of the Fund that each such subadviser manages and 0.50% of such assets in excess of $50 million, NEFM pays Montgomery a subadvisory fee at an annual rate of 0.65% of the first $50 million of the average daily net assets of the segment that Montgomery manages and 0.50% of such assets in excess of $50 million, and the Fund pays Harris Associates a subadvisory fee at the annual rate of 0.70% of the average daily net assets of the segment of the Fund that Harris Associates manages.

GENERAL
The transfer and dividend paying agent for the Funds is New England Funds Service Corporation ("NEFSCO"), 399 Boylston Street, Boston, Massachusetts 02116. NEFSCO has subcontracted certain of its obligations as such to State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110.

The general partners of each of NEFM, Loomis Sayles, Harris, Westpeak and the Distributor and the sole shareholder of NEFSCO, are special purpose corporations that are indirect, wholly-owned subsidiaries of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company. MetLife owns in the aggregate, directly and indirectly, approximately 47% of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.

Subject to applicable regulatory restrictions and such policies as the Trusts' trustees may adopt, the Funds' advisers and subadvisers may consider sales of shares of the Funds and other mutual funds they manage as a factor in the selection of broker-dealers to effect portfolio transactions for the Funds. Subject to procedures adopted by the trustees of the Trusts, Fund brokerage transactions may be executed by brokers that are affiliated with Nvest Companies, NEFM, CGM, Loomis Sayles, Westpeak, or any subadviser. See "Portfolio Transactions and Brokerage" in Part II of the Statement.

NEFM provides executive and other personnel for the management of the Trusts. Each Trust's Board of Trustees supervises the affairs of that Trust as conducted by the Funds' advisers and subadvisers.


In addition to the management fee paid to its adviser, each Fund pays all expenses not borne by its adviser, subadviser(s) or the Distributor, including, but not limited to, the charges and expenses of each Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' independent trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings, preparing, printing and mailing prospectuses and reports to shareholders and the compensation of trustees who are not directors, officers or employees of New England Life Insurance Company ("NELICO") or MetLife or their affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently between each Fund's Class A, Class B and Class C shares, on the one hand, and its Class Y shares, on the other hand. (See "Additional Facts about the Funds" below.)


NEFM performs certain accounting and administrative services for the Funds. For those services, each Fund reimburses NEFM for all or part of its expenses of providing these services to the Fund, which includes the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance.

The Funds (excepting the Growth Fund) have received an exemptive order from the SEC to permit NEFM, subject to certain conditions, to enter into subadvisory agreements with subadvisers, including subadvisers other than the existing subadvisers of the Funds, when approved by the relevant Trust's Board of Trustees, without obtaining shareholder approval. The exemptive order also permits, without shareholder approval, the terms of an existing subadvisory agreement to be changed or the employment of an existing subadviser to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, when such changes or continuation are approved by the relevant Trust's Board of Trustees. Shareholders will be notified of any subadviser changes.

-------------------------------------------------------------------------------
                               BUYING FUND SHARES
-------------------------------------------------------------------------------


ELIGIBILITY AND MINIMUM INVESTMENT
Class Y shares of the Funds may be purchased by other mutual funds, endowments, foundations, bank trust departments or trust companies. The minimum initial investment is $1 million for these entities, and $10,000 is the minimum for each subsequent investment. Class Y shares may also be purchased by plan sponsors of 401(a), 401(k), 457 or 403(b) plans ("Retirement Plans") that have total investment assets of at least $10 million, and by NELICO or MetLife and any other insurance company affiliated with NELICO or MetLife or any of their successor entities (purchases by these entities are referred to as "Insurance Company Accounts"). Plan sponsors' investment assets in multiple Retirement Plans can be aggregated for purposes of meeting this minimum. Class Y shares may also be purchased by any separate account of NELICO or MetLife, any other insurance company affiliated with NELICO or MetLife ("Separate Accounts") and, in the case of the International Equity Fund, by bank common trusts, bank collective trust funds and dedicated corporate or trust funds, such as nuclear decommissioning trusts and hospital depreciation funds ("Special Accounts"). Class Y shares may also be purchased by wrap fee programs of certain broker-dealers as to which no service or marketing fees are paid to broker-dealers by the Fund, NEFM or the Distributor ("Wrap Fee Programs"). There is no minimum initial or subsequent investment amount for Retirement Plans, Separate Accounts, Special Accounts, Insurance Company Accounts or Wrap Fee Programs. Investments in the Funds may also be made by certain individual retirement accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans of amounts invested in the Funds. The Distributor serves as the principal underwriter of the Fund's shares. Shares may be purchased on any day when the New York Stock Exchange (the "Exchange") is open for business (a "business day"). Investors should contact New England Funds before attempting to place an order for Fund shares. The Funds and the Distributor reserve the right at any time to reject a purchase order.

Class Y shares of a Fund may, at the discretion of NELICO, be purchased on behalf of agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries in connection with deferred compensation plans offered by NELICO ("NELICO Deferred Compensation Plan Accounts"). There is no minimum initial or subsequent investment amount for NELICO Deferred Compensation Plan Accounts.


Class Y shares of a Fund may be purchased through wrap fee programs offered by certain broker-dealers. Such Wrap Fee Programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer that offers Class Y shares through a Wrap Fee Program is responsible for transmitting to its customer a schedule of fees and other information regarding any conditions and restrictions which may be imposed by the broker-dealer on a participant in its Wrap Fee Program. Shareholders who are customers of broker-dealers should contact their broker-dealer for information regarding the fees associated with the Wrap Fee Program and the conditions and restrictions which the broker-dealer may impose. In the event that a participant who purchased Class Y shares of a Fund through a Wrap Fee Program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same net asset value as the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of the Class A shares owned by that shareholder.


Class Y shares of a Fund may be purchased through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with the Fund ("Service Accounts"). Shareholders who purchase shares through a Service Account may be charged a fee if they effect transactions through such parties and should contact such parties for information regarding such fees. There is no minimum initial or subsequent investment amount for Service Accounts.


WAYS TO BUY FUND SHARES
A shareholder may purchase Class Y shares for cash on any business day by the two methods described below:

[graphic omitted] BY WIRE TRANSFER:
Prior to an initial investment, obtain an account number and wire transfer instructions by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business. All funds should be transmitted to State Street Bank and Trust Company, ABA #011000028, DDA #99011538, Credit [Fund Name] Class Y shares, Shareholder Name, and Shareholder Account Number.

[graphic omitted] BY MAIL:
For an initial investment, simply complete the attached application and return it with a check payable to New England Funds and mailed to New England Funds, P
O. Box 8551, Boston, MA 02266-8551. All purchases made by check should be in U.S. dollars and made payable to New England Funds, or, in the case of a retirement account, the custodian or trustee. Third party checks will generally not be accepted except under certain circumstances approved by the Distributor. When purchases are made by check, redemptions may not be allowed until the investment being redeemed has been in the account for a minimum of ten calendar days.


Class Y shares of each Fund other than the Star Funds may also be purchased by exchanging securities on deposit with a custodian acceptable to the subadviser of the Fund, or the adviser in the case of the Growth Fund or by a combination of such securities and cash. Purchase of shares of a Fund in exchange for securities is subject in each case to the determination by the Fund's subadviser or adviser that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by the Fund's subadviser or adviser in exchange for Fund shares will be valued in the same manner as the Fund's assets (generally the last quoted sales price), as described below under "Fund Details -- How Fund Share Price Is Determined," as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling 1-800-225-5478.

A Fund's subadviser or adviser will not approve the acceptance of securities in exchange for shares of a Fund it manages unless (1) the subadviser, in its sole discretion, believes the securities are appropriate investments for the Fund;
(2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, as amended, or otherwise; (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions; and (4) the securities have a value which is readily ascertainable (not established by evaluation procedures alone) as evidenced by a listing on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market System or the principal securities exchange of countries in which the Fund may invest. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by exchange of securities (other than shares of other New England Funds).


GENERAL
The purchase price of shares of each Fund is the net asset value next determined after a purchase order is received in good order by New England Funds. For purposes of calculating the purchase price of Fund shares, a purchase order is considered received by the Fund on the day that it is "in good order" unless it is rejected by the Fund. For a purchase order to be in "good order" on a particular day, in the case of a purchase of Fund shares in exchange for securities, the investor's securities must be placed on deposit at a depository acceptable to the Fund's subadviser by 4:00 p.m. (Eastern time) and, in the case of a cash investment, Federal funds must be wired to the Fund between 9:00 a.m. and 4:00 p.m. (Eastern time) or a check for the purchase price of the shares, accompanied by a completed application, must have been received by New England Funds before 4:00 p.m. (Eastern time) on that day. Orders received after 4:00 p.m. (Eastern time) will receive the next day's price.

Purchases will be made in full and fractional Class Y shares calculated to three decimal places. The shareholder will receive a statement of Fund shares owned following each transaction. Investors will not receive certificates representing Class Y shares. The Funds and the Distributor reserve the right at any time to reject a purchase order.

The Distributor may, at its expense, provide additional promotional incentives or payments to dealers who sell shares of the Funds (including in some cases, exclusively to New England Securities Corporation, a broker-dealer affiliate of the Distributor, and MetLife). In some instances additional compensation is provided to certain dealers who achieve sales goals or who may sell significant amounts of shares.

-------------------------------------------------------------------------------
                               OWNING FUND SHARES
-------------------------------------------------------------------------------


EXCHANGING AMONG NEW ENGLAND FUNDS
You may exchange Class Y shares of the Funds or any other series of the Trusts for Class Y shares of any other series of the Trusts which offers Class Y shares or for Class A shares of New England Cash Management Trust Money Market Series or New England Tax Exempt Money Market Trust (the "Money Market Funds"). Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any series of the Trusts in a NELICO Deferred Compensation Plan Account for Class A shares of any other series of the Trusts which do not offer Class Y shares. Class A shares of any series of the Trusts in a NELICO Deferred Compensation Plan Account may also be exchanged for Class Y shares of any series of the Trusts. To obtain a prospectus and more information about Class A shares, please call the Distributor toll free at 1-800-225-5478.


TO MAKE AN EXCHANGE, please call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business or write to New England Funds. Exchange requests after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes earlier than 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open. All exchanges are subject to the eligibility requirements of the series into which you are exchanging. In connection with any exchange, you must obtain and carefully read a current prospectus of the series into which you are exchanging. The exchange privilege may be exercised only in those states where shares of such other series may be legally sold.


You have the automatic privilege to exchange your Fund shares by telephone. The Funds and NEFSCO will employ reasonable procedures to confirm that telephone instructions are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds and NEFSCO will require a form of personal identification prior to acting upon telephone instructions, will provide shareholders with written confirmations of such transactions and will record your instructions.


For federal tax purposes, an exchange of shares of one series of the Trusts for shares of another series is considered to be a redemption and purchase and, therefore, is considered to be a taxable event on which you may recognize a gain or loss.


Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

MARKET TIMER RESTRICTIONS. Purchases and exchanges into the Funds should be made for investment purposes only. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) when such transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Without limiting the generality of the foregoing, the Funds and the Distributor reserve the right to restrict (e.g., by limiting to a specified maximum dollar amount) purchases and exchanges for the account of "market timers." An account will be deemed to be the account of a market timer if (i) more than two exchange purchases of a given Fund are effected for the account in a calendar quarter or (ii) the account effects one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.



FUND DIVIDEND PAYMENTS
The Capital Growth Fund, the Growth Fund, the International Equity Fund, the Value Fund, the Star Advisers Fund, the Star Worldwide Fund and the Star Small Cap Fund pay dividends annually, the Growth Opportunities Fund pays dividends semi-annually and the Balanced Fund and the Equity Income Fund pay dividends quarterly. Each Fund pays as dividends substantially all net investment income (other than long-term capital gains) each year and distributes annually all net realized long- and short-term capital gains (after applying any available capital loss carryovers). The trustees of the Trusts may adopt a different schedule as long as payments are made at least annually. If you intend to purchase shares of a Fund shortly before it declares a dividend or capital gain distribution, you should be aware that a portion of the purchase price may be returned to you as a taxable distribution.


You have the option to reinvest all distributions in additional Class Y shares of the Fund or in Class Y shares of other series of the Trusts, to receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund or of other series of the Trusts, or to receive all distributions in cash. Income distributions and capital gains distributions will be reinvested in Class Y shares of the respective Fund at net asset value unless you select another option. You may change your distribution option by notifying New England Funds in writing or by calling 1-800-225-5478. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.


-------------------------------------------------------------------------------
                        DIVIDEND DIVERSIFICATION PROGRAM
-------------------------------------------------------------------------------
You may also establish a dividend diversification program, which allows you to have all dividends and any other distributions automatically invested in Class Y shares of another New England Fund, subject to the investor eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing fund account and, if a new account in the purchased fund is being established, the purchased fund's minimum investment requirements must be met. Before establishing a dividend diversification program into any other New England Fund, you must obtain and carefully read a copy of that fund's prospectus.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              SELLING FUND SHARES
-------------------------------------------------------------------------------

WAYS TO SELL FUND SHARES
You may sell Class Y shares of the Funds in the following ways:

[graphic omitted] BY TELEPHONE:
You may redeem (sell) shares by telephone for cash by the two methods described below:

Wired to Your Bank Account -- If you have previously selected the telephone redemption privilege on your account, shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business. The proceeds generally will be wired on the next business day to the bank account previously chosen by you on your application. A wire fee (currently $5.00) will be deducted from the proceeds.

Your bank must be a member of the Federal Reserve System or have a correspondent bank that is a member. If your account is with a savings bank, it must have only one correspondent bank that is a member of the System.

Mailed to Your Address of Record -- Shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business and requesting that a check for the proceeds be mailed to the address on your account, provided that the address has not changed over the previous month and that the proceeds are for $100,000 or less. Generally, the check will be mailed to your address of record on the business day after your redemption request is received.

Redemption requests accepted after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes before 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open.

[graphic omitted] BY MAIL:
You may redeem your shares at their net asset value next determined after receipt of your request in good order by sending a written request (including any necessary special documentation) to New England Funds, P.O. Box 8551, Boston, MA 02266-8551.

The request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and whether you wish the proceeds mailed to your address of record or wired to your bank account. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on your confirmation statement) and indicate any special capacity in which they are signing (such as trustee, custodian or under power of attorney or on behalf of a partnership, corporation or other entity).


If you are redeeming shares worth less than $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, no signature guarantee is required. Otherwise, you generally must have your signature guaranteed by an eligible guarantor institution in accordance with procedures established by the Funds and NEFSCO. Signature guarantees by notaries public are not acceptable.


Additional written information may be required for redemptions by certain benefit plans and IRAs. Contact the Distributor or your investment dealer for details.


GENERAL. Redemption requests will be effected at the net asset value next determined after the redemption request is received in proper form by State Street Bank. Redemption proceeds will normally be mailed to you within seven days after State Street Bank or the Distributor receives your request in good order. However, in those cases where you have recently purchased your shares by check and you make a redemption request within 10 days after such purchase or transfer, the Fund may withhold redemption proceeds until the Fund knows that the check has cleared (which may take up to 15 days).


During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If you are unable to contact the Distributor by telephone, shares may be redeemed by delivering the redemption request in person to the Distributor or by mail as described above.

Requests are processed at the net asset value next determined after the request is received.

Special rules apply with respect to redemptions under powers of attorney. Please call the Distributor for more information.

Telephone redemptions are not available for tax qualified retirement plans or for Fund shares in certificate form. If certificates have been issued for your investment, you must send them to New England Funds along with your request before a redemption request can be honored. See the instructions for redemption by mail above.


The Funds may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors. The Funds reserve the right to suspend account services or refuse transaction requests when notice has been received by a Fund of a dispute between the registered or beneficial owners of an account or there is suspicion or evidence that a fraudulent act may result.

If a Fund's adviser or subadviser determines, in its or their sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Funds' procedures for valuation described under "Fund Details -- How Fund Share Price Is Determined." Securities distributed by a Fund in kind will be selected by NEFM and the Fund's adviser or subadviser(s) in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Funds' right to pay redemptions in kind is limited by an election made by the Funds under Rule 18f-1 under the 1940 Act. See "Redemptions" in Part II of the Statement.

-------------------------------------------------------------------------------
                                  FUND DETAILS
-------------------------------------------------------------------------------


HOW FUND SHARE PRICE IS DETERMINED
The net asset value of each Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange on each day that the Exchange is open for trading. Each Fund's holdings of equity securities are valued at the most recent sales prices on an applicable exchange or on the Nasdaq National Market System, or, in the case of unlisted securities (or listed securities which were not traded during the day), at the last quoted bid prices. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by each Trust's Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. Securities traded primarily on an exchange outside the United States, except, in the case of Star Worldwide Fund, equity securities traded on the London Stock Exchange ("British Equities"), which closes before the close of the Exchange, generally will be valued for purposes of calculating the Fund's net asset value at the last sale or bid price on that non-U.S. exchange, except that when an occurrence after the closing of that exchange is likely to have materially changed such a security's value, such security will be valued at fair value as determined by or under the direction of each Trust's Board of Trustees as of the close of regular trading on the Exchange. British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. An option written by a Fund generally will be valued at the last sale price or, in the absence of the last sale price, the last offer price. A futures contract will be valued at the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of each Trust's Board of Trustees. All other securities and assets of each Fund's portfolio (or, in the case of the Star Funds, each segment of the Fund's portfolio) are valued at their fair market value as determined in good faith by the adviser or subadviser of that Fund (or a pricing service selected by the adviser or subadviser) under the supervision of each Trust's Board of Trustees. The value of any assets for which the market price is expressed in terms of a foreign currency will be translated into U.S. dollars at the prevailing market rate on the date of the net asset value computation, or, if no such rate is quoted at such time, at such other appropriate rate as may be determined by or under the direction of each Trust's Board of Trustees.

The net asset value per share of each class is determined by dividing the value of securities (determined as explained above) plus any cash and other assets (including dividends and interest receivable but not collected) less all liabilities (including accrued expenses) attributable to each class, by the number of shares of such class outstanding. The public offering price of each Fund's Class Y shares is the net asset value per share.

The price you pay for a share will be determined using the next set of calculations made after your order is accepted by State Street Bank. In other words, if, on a Tuesday morning, your properly completed application is received, your wire is received or your dealer places your trade for you, the price you pay will be determined by the calculations made as of the close of regular trading on the Exchange on Tuesday. If you buy shares through your investment dealer, the dealer must receive your order by the close of regular trading on the Exchange and transmit it to the Distributor by 5:00 p.m. (Eastern time) (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) to receive that day's public offering price.

INCOME TAX CONSIDERATIONS
Each Fund intends to meet all requirements of the Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on investment income and capital gains distributed to shareholders in cash or in additional shares. Unless you are a tax-exempt entity, your distributions derived from a Fund's short-term capital gains and ordinary income are taxable to you as ordinary income. (A portion of these distributions may qualify for the dividends-received deduction for corporations.) Distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months (i.e., 28% Rate Gains) and from net gains on securities held for more than 18 months (i.e., 20% Rate Gains) are taxable to you as such, regardless of how long you have owned shares in the Fund. Both ordinary income and capital gains distributions are taxable whether you elected to receive them in cash or additional shares.

To avoid an excise tax, each Fund intends to distribute prior to calendar year-end virtually all the Fund's ordinary income earned during that calendar year, and virtually all of the capital gain net income the Fund realized during the twelve months ending October 31, plus any retained amount from the prior year. If declared in October, November, or December to shareholders of record in that month and paid the following January, these distributions will be considered for federal income tax purposes to have been received by shareholders on December 31 of the year in which they were declared.

Each Fund is required to withhold 31% of all income dividends and capital gains distributions it pays to you (i) if you do not provide a correct, certified taxpayer identification number, (ii) if a Fund is notified that you have underreported income in the past or (iii) if you fail to certify to a Fund that you are not subject to such withholding. In addition, each Fund will be required to withhold 31% of the gross proceeds of Fund shares you redeem if you have not provided a correct, certified taxpayer identification number or if the Fund is notified that you have underreported income in the past. If you are a tax-exempt shareholder, however, these backup withholding rules will not apply so long as you furnish the Fund with an appropriate certification.


Annually, if you earn more than $10 in taxable income from a Fund, you will receive a Form 1099 to assist you in reporting the prior calendar year's distributions on your federal income tax return. You should consult your tax adviser about any state or local taxes that may apply to such distributions. Be sure to keep the Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.


The International Equity, Star Worldwide and Star Small Cap Funds may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code which would allow Fund shareholders who (i) are U.S. citizens or U.S. corporations and (ii) hold their Fund shares (without protection from risk of loss) on the ex-dividend date for a distribution by the Fund of investment income to shareholders and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. If the Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by the Fund with the Internal Revenue Service must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid.

The foregoing is a summary of certain federal income tax consequences of an investment in a Fund for shareholders who are U.S. citizens or corporations. Shareholders should consult a competent tax adviser as to the effect of an investment in a Fund on their particular federal, state and local tax situations. Shareholders of the International Equity, Star Worldwide and Star Small Cap Funds should also consult their tax advisers about consequences of their investment under foreign laws.

PERFORMANCE CRITERIA
Each Fund may include total return information in advertisements or other written sales material. Each Fund may show the average annual total return for each class of shares for the one-, five- and ten-year periods (or the life of the class, if shorter) through the end of the most recent calendar quarter, or, in the case of the Growth Opportunities Fund's Class A shares, from July 27, 1988, when there was a change in that Fund's investment adviser, to the end of the most recent calendar quarter. Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and C shares, imposition of the CDSC relevant to the period quoted). Total return may be quoted with or without giving effect to any voluntary expense limitations in effect for the class in question during the relevant period. The classes may also show total return over other periods, on an aggregate basis for the period presented, or without deduction of a sales charge. If a sales charge is not deducted in calculating total return, the class's total return will be higher.

The Balanced Fund may also include the yield of each class of its shares, accompanied by the total return, in advertising and other written material. Yield will be computed in accordance with the SEC's standardized formula by dividing the adjusted net investment income per share earned during a recent 12-month, 3-month or 30-day period by the maximum offering price of a share of the relevant class (reduced by any earned income expected to be declared shortly as a dividend) on the last day of the period. Yield calculations will reflect any voluntary expense limitations in effect for the Fund during the relevant period.

The Balanced Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value on the last day of such period. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.


As a result of lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher investment return than the Fund's Class A, Class B or Class C shares.

All performance information is based on past results and is not an indication of likely future performance.


ADDITIONAL FACTS ABOUT THE FUNDS
o New England Funds Trust I, an open-end management investment company, was organized in 1985 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Growth, Value and Balanced Funds were organized prior to 1985 and conducted investment operations as separate corporations until their reorganization as series of New England Funds Trust I in January 1987. The International Equity Fund and the Capital Growth Fund were organized in 1992, the Star Advisers Fund was organized in 1994, the Star Worldwide Fund was organized in 1995 and the Star Small Cap Fund was organized in 1996.

o New England Funds Trust II, an open-end management investment company, was organized in 1931 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Growth Opportunities Fund is the original series of shares of the Trust and has been in operation since 1931.


o New England Funds Trust III, an open-end management investment company, was organized in 1995 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Equity Income Fund is the original series of shares of the Trust and has been in operation since 1995.

o When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive annual or quarterly dividends as determined by the respective Trust's trustees and to cast a vote for each share you own at shareholder meetings. Shares of each Fund vote separately from shares of other series of the same Trust, except as otherwise required by law. Shares of all classes of a Fund vote together, except as to matters relating to a class's Rule 12b-1 plan, on which only shares of that class are entitled to vote. No Rule 12b-1 plan applies to the Class Y shares of any Fund.

o Class A, Class B and Class C shares are identical to Class Y shares, except that Class A, Class B and Class C shares are subject to a sales load or contingent deferred sales charge, bear a service fee at the annual rate of 0.25% of average net assets (and, in the case of Class B and Class C shares, a 0.75% distribution fee) and have separate voting rights in certain circumstances. Class Y may bear its own transfer agency and prospectus printing costs and, if so, will not bear any portion of those costs relating to other classes of shares.

o Except for matters that are explicitly identified as "fundamental" in this Prospectus or Part I of the Statement, the investment policies of each Fund may be changed by the relevant Trust's trustees without shareholder approval or, in most cases, prior notice. The investment objectives of the Growth, Value and Balanced Funds are fundamental. The investment objectives of the Capital Growth, International Equity, Equity Income, Star Advisers, Star Worldwide and Star Small Cap Funds are not fundamental. The investment objective of the Growth Opportunities Fund is not fundamental but, as a matter of policy, the trustees would not change the objective without shareholder approval. If there is a change in the objective of the Capital Growth, International Equity, Equity Income, Star Advisers, Star Worldwide, Star Small Cap or Growth Opportunities Funds, shareholders should consider whether these Funds remain appropriate investments in light of their current financial position and needs.


o The Trusts do not generally hold regular shareholder meetings and will do so only when required by law. Shareholders of a Trust may remove the trustees of that Trust from office by votes cast at a shareholder meeting or by written consent.


o The Trusts, together with the Money Market Funds, constitute the New England Funds. Each Trust offers only its own funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in this prospectus that relate to the other Trusts. The trustees of each Trust have considered this possible liability and approved the use of this combined prospectus for Funds of all three Trusts.


o Each Fund's annual report contains additional performance information and is available upon request and without charge. Each Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report in writing or by telephone.

o The Class A, Class B, Class C and Class Y structure could be terminated should certain IRS rulings be rescinded.


o The Trusts' trustees have the authority without shareholder approval to issue other classes of shares of the Fund that represent interests in the Fund's portfolio but that have different sales load and fee arrangements.


o No interest will accrue on amounts represented by uncashed dividend or redemption checks.

o Many of the services provided to the Funds depends on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, such failure could have an adverse impact on the Funds' operations and services provided to shareholders. NEFM, CGM, the Funds' subadvisers, the Distributor, NEFSCO, State Street Bank and certain other service providers to the Funds have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address this so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.



                    [recycle logo] Printed on recycled paper

[GRAPHIC OMITTED]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

NEW ENGLAND GOVERNMENT SECURITIES FUND
NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
NEW ENGLAND STRATEGIC INCOME FUND
NEW ENGLAND BOND INCOME FUND
NEW ENGLAND HIGH INCOME FUND
NEW ENGLAND MUNICIPAL INCOME FUND


PROSPECTUS AND APPLICATION -- MAY 1, 1998


FOR GENERAL INFORMATION ON THE FUNDS OR
ANY OF THEIR SERVICES AND FOR ASSISTANCE
IN OPENING AN ACCOUNT, CONTACT YOUR
INVESTMENT DEALER OR CALL THE
DISTRIBUTOR TOLL FREE AT:
1-800-225-5478.


New England Government Securities Fund, New England Strategic Income Fund, New England Bond Income Fund and New England Municipal Income Fund, each a series of New England Funds Trust I, and New England Limited Term U.S. Government Fund, New England Adjustable Rate U.S. Government Fund and New England High Income Fund, each a series of New England Funds Trust II, are separate mutual funds (the "Funds" and each a "Fund"). New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in this Prospectus as the "Trusts."

New England Government Securities Fund, New England Adjustable Rate U.S. Government Fund and New England Municipal Income Fund offer two classes of shares (Classes A and B) to the general public, and New England Limited Term U.S. Government Fund, New England Strategic Income Fund, New England Bond Income Fund and New England High Income Fund offer three classes of shares (Classes A, B and C) to the general public. The offering price is based on the net asset value per share next determined after an order is received. Class A share purchases generally involve a sales charge at the time of purchase. No initial sales charge applies to Class B and Class C share purchases. A contingent deferred sales charge (a "CDSC"), however, is imposed upon certain redemptions of Class B and Class C shares. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares do not have a conversion feature. Class B and Class C shares bear higher 12b-1 fees than Class A shares. See "Buying Fund Shares -- Sales Charges." Through a separate Prospectus, each Fund except New England Municipal Income Fund also offers an additional class of shares, Class Y shares, to certain institutional investors. To obtain more information about Class Y shares, please call New England Funds, L.P. (the "Distributor") toll-free at 1-800-225-5478.

This Prospectus sets forth information you should know before investing in the Funds. Please read it carefully and keep it for future reference. A statement of additional information in two parts (the "Statement") about the Funds dated May 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to New England Funds, L.P., SAI Fulfillment Desk, 399 Boylston Street, Boston, MA 02116, or call toll free at 1-800-225-5478. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement, materials incorporated by reference and other information regarding the Funds. The Statement contains more detailed information about the Funds and is incorporated into this Prospectus by reference.

NEW ENGLAND HIGH INCOME FUND INVESTS PRIMARILY IN, AND NEW ENGLAND STRATEGIC INCOME FUND MAY INVEST UP TO ALL OF ITS ASSETS IN, LOWER RATED BONDS COMMONLY KNOWN AS "JUNK BONDS." THIS TYPE OF INVESTMENT IS SUBJECT TO GREATER RISK THAN HIGHER RATED BONDS WITH RESPECT TO PRINCIPAL AND INTEREST PAYMENTS, INCLUDING THE RISK OF DEFAULT. INVESTORS SHOULD ASSESS CAREFULLY THE RISKS ASSOCIATED WITH INVESTMENT IN THESE FUNDS. SEE "INVESTMENT RISKS -- LOWER RATED FIXED-INCOME SECURITIES."


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

           Page
                 FUND EXPENSES AND FINANCIAL INFORMATION
              1  Schedule of Fees                                     Sales charges, yearly operating expenses.
              4  Financial Highlights                                 Historical information on the Funds' performance.

-------------------------------------------------------------------------------------------------------------------------

                 INVESTMENT STRATEGY
             16  Investment Objectives                                The investment goal for each Fund.
             16  Nvest Companies and the Funds'                       The Funds' adviser and subadvisers are affiliates
                   Adviser and Subadvisers                            of Nvest Companies.
             17  How the Funds Pursue Their Objectives
             17  Fund Investments

-------------------------------------------------------------------------------------------------------------------------

             24  INVESTMENT RISKS                                     It is important to understand the risks inherent in
                                                                      a Fund before you invest.

-------------------------------------------------------------------------------------------------------------------------

             31  FUND MANAGEMENT

-------------------------------------------------------------------------------------------------------------------------
                 BUYING FUND SHARES
             34  Minimum Investment                                   Everything you need to know to open and add to
             34  6 Ways to Buy Fund Shares                            a New England Funds account.
                     [] Through your investment dealer
                     [] By mail
                     [] By wire transfer of Federal Funds
                     [] By Investment Builder
                     [] By electronic purchase through ACH
                     [] By exchange from another New England Fund
             35  Sales Charges
             39  Reduced Sales Charges (Class A Shares Only)

-------------------------------------------------------------------------------------------------------------------------

                 OWNING FUND SHARES
             41  Exchanging Among New England Funds                   New England Funds offers three convenient ways to
             42  Fund Dividend Payments                               exchange Fund shares.

-------------------------------------------------------------------------------------------------------------------------
                 SELLING FUND SHARES
             43  5 Ways to Sell Fund Shares                           How to withdraw money or close your account.
                     [] Through your investment dealer
                     [] By telephone
                     [] By mail
                     [] By check
                     [] By Systematic
                 Withdrawal Plan
             45  Repurchase Option (Class A Shares Only)              An opportunity to reinvest your redemption proceeds
                                                                      within 120 days for no sales charge.
-------------------------------------------------------------------------------------------------------------------------

                 FUND DETAILS
             46  How Fund Share Price is Determined                   Additional information you may find important.
             47  Income Tax Considerations
             48  The Funds' Expenses
             50  Performance Criteria
             50  Additional Facts About the Funds
             53  Appendix A                                           Ratings of Securities.
             54  Appendix B                                           Portfolio Composition of the High Income and
                                                                              Strategic Income Funds.

--------------------------------------------------------------------------------
                    FUND EXPENSES AND FINANCIAL INFORMATION
--------------------------------------------------------------------------------

SCHEDULE OF FEES

Expenses are one of several factors to consider when you invest in the Funds. The following tables summarize your maximum transaction costs from investing in Class A, B and C shares of the Funds and estimated annual expenses for the Funds' Class A, B and C shares. The Example on the following page shows the cumulative expenses attributable to a hypothetical $1,000 investment in Class A, B and C shares of the Funds for the periods specified.

SHAREHOLDER TRANSACTION EXPENSES

                                          NEW ENGLAND GOVERNMENT SECURITIES FUND
                                               NEW ENGLAND BOND INCOME FUND
                                               NEW ENGLAND HIGH INCOME FUND
                                             NEW ENGLAND MUNICIPAL INCOME FUND
                                             NEW ENGLAND STRATEGIC INCOME FUND
                                             ---------------------------------
                                             CLASS A   CLASS B    CLASS C(4)
                                             -------   -------    ----------
Maximum Initial Sales Charge Imposed on a
  Purchase (as a percentage of offering
  price)(1)(2) ............................   4.50%      None       None
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)(2) ...........................    (3)     5.00%      1.00%

                                                                 NEW ENGLAND
                                                                ADJUSTABLE RATE
                                    NEW ENGLAND LIMITED TERM   U.S. GOVERNMENT
                                      U.S. GOVERNMENT FUND          FUND
                                   --------------------------  ----------------
                                   CLASS A   CLASS B  CLASS C  CLASS A  CLASS B
                                   -------   -------  -------  -------  -------
Maximum Initial Sales Charge
  Imposed on a Purchase
  (as a percentage of offering
  price)(1)(2) ................      3.00%    None     None     1.00%   None
Maximum Contingent Deferred
  Sales Charge (as a percentage
  of original purchase price or
  redemption proceeds, as
  applicable)(2) ..............       (3)     5.00%    1.00%     (3)    5.00%


(1) A reduced sales charge on Class A shares applies in some cases. See "Buying Fund Shares -- Reduced Sales Charges (Class A Shares Only)."
(2) Does not apply to reinvested distributions.
(3) A 1.00% CDSC applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "Buying Fund Shares -- Sales Charges."
(4) Applies to New England Bond Income Fund, New England Strategic Income Fund and New England High Income Fund only.


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                              NEW ENGLAND                                           NEW ENGLAND
                               GOVERNMENT           NEW ENGLAND LIMITED TERM          MUNICIPAL             NEW ENGLAND BOND
                            SECURITIES FUND           U.S. GOVERNMENT FUND           INCOME FUND               INCOME FUND
                          ------------------    ------------------------------    ----------------    ----------------------------
                          CLASS A    CLASS B    CLASS A    CLASS B     CLASS C    CLASS A   CLASS B   CLASS A   CLASS B    CLASS C
                          -------    -------    -------    -------     -------    -------   -------   -------   -------    -------
Management Fees ........    0.65%      0.65%      0.64%      0.64%       0.64%     0.44%     0.44%     0.43%     0.43%      0.43%
12b-1 Fees .............    0.25       1.00*      0.35       1.00*       1.00*     0.25      1.00*     0.25      1.00*      1.00*
Other Expenses .........    0.46       0.46       0.29       0.29        0.29      0.24      0.24      0.37      0.37       0.37
Total Fund Operating
  Expenses .............    1.36       2.11       1.28       1.93        1.93      0.93      1.68      1.05      1.80       1.80


                           NEW ENGLAND
                         ADJUSTABLE RATE                     NEW ENGLAND HIGH                     NEW ENGLAND STRATEGIC
                       U.S. GOVERNMENT FUND                    INCOME FUND                             INCOME FUND
                     -----------------------       ----------------------------------      ----------------------------------
                     CLASS A         CLASS B       CLASS A      CLASS B       CLASS C      CLASS A      CLASS B       CLASS C
                     -------         -------       -------      -------       -------      -------      -------       -------
Management Fees
  (in the case
  of New England
  Adjustable Rate
  U.S. Government
  Fund, after
  voluntary fee
  waiver) ......       0.27%**         0.27%**       0.70%        0.70%         0.70%        0.64%        0.64%         0.64%
12b-1 Fees .....       0.25            1.00*         0.25         1.00*         1.00*        0.25         1.00*         1.00*
Other Expenses .       0.18            0.18          0.41         0.41          0.41         0.29         0.29          0.29
Total Fund
  Operating
  Expenses
  (in the case
  of New England
  Adjustable Rate
  U.S. Government
  Fund, after
  voluntary fee
  waiver) ......       0.70**          1.45**        1.36         2.11          2.11         1.18         1.93          1.93

 * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

** Without the voluntary fee waiver by the Fund's adviser, Management Fees would be 0.55% for both classes and Total Fund
   Operating Expenses would be 0.98% for Class A shares and 1.73% for Class B shares. These voluntary limitations can be terminated by the Fund's adviser at any time. See "Fund Management."


EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.

                               NEW ENGLAND GOVERNMENT                 NEW ENGLAND LIMITED                 NEW ENGLAND ADJUSTABLE
                                   SECURITIES FUND                 TERM U.S. GOVERNMENT FUND            RATE U.S. GOVERNMENT FUND
                              ----------------------       ---------------------------------------      -------------------------
                              CLASS A        CLASS B       CLASS A        CLASS B          CLASS C       CLASS A        CLASS B
                              -------        -------       -------        -------          -------       -------        -------
                                          (1)       (2)                (1)        (2)   (1)       (2)                (1)        (2)

1 year ....................     $ 58     $ 71       $ 21     $ 43     $ 70       $ 20  $ 30       $ 20     $ 17     $ 65       $ 15
3 years ...................     $ 86     $ 96       $ 66     $ 69     $ 91       $ 61  $ 61       $ 61     $ 32     $ 76       $ 46
5 years ...................     $116     $133       $113     $ 98     $124       $104  $104       $104     $ 49     $ 99       $ 79
10 years* .................     $201     $225       $225     $180     $209       $209  $225       $225     $ 96     $153       $153

                                         NEW ENGLAND STRATEGIC                          NEW ENGLAND BOND
                                              INCOME FUND                                  INCOME FUND
                              -----------------------------------------    -----------------------------------------
                                CLASS A       CLASS B        CLASS C        CLASS A      CLASS B         CLASS C
                                -------       -------        -------        -------      -------         -------
                                           (1)       (2)    (1)       (2)               (1)      (2)    (1)      (2)

1 year .....................     $ 56      $ 70      $ 20  $ 30      $ 20     $ 55      $ 68      $ 18  $ 28      $ 18
3 years ....................     $ 81      $ 91      $ 61  $ 61      $ 61     $ 77      $ 87      $ 57  $ 57      $ 57
5 years ....................     $107      $124      $104  $104      $104     $100      $117      $ 97  $ 97      $ 97
10 years* ..................     $182      $206      $206  $225      $225     $167      $192      $192  $212      $212

                                              NEW ENGLAND                     NEW ENGLAND MUNICIPAL
                                           HIGH INCOME FUND                        INCOME FUND
                              -----------------------------------------    ---------------------------
                                CLASS A       CLASS B         CLASS C        CLASS A       CLASS B
                              -----------  ------------    ------------    -----------  --------------
                                           (1)     (2)     (1)     (2)                  (1)     (2)

1 year .....................     $ 58      $ 71      $ 21  $ 31      $ 21     $ 54      $ 67      $ 17
3 years ....................     $ 86      $ 96      $ 66  $ 66      $ 66     $ 73      $ 83      $ 53
5 years ....................     $116      $133      $113  $113      $113     $ 94      $111      $ 91
10 years* ..................     $201      $225      $225  $244      $244     $154      $179      $179

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
  * Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Funds. For additional information about the Funds' management fees and other expenses, please see "Fund Management," "The Funds" Expenses" and "Additional Facts About the Funds."

A wire fee (currently $5.00) will be deducted from your proceeds if you elect to transfer redemption proceeds by wire.

FINANCIAL HIGHLIGHTS

(For Class A and B shares of each Fund and Class C shares of New England Limited Term U.S. Government Fund, New England Strategic Income Fund and New England Bond Income Fund outstanding throughout the indicated periods.)


The Financial Highlights presented on pages 4 through 15 have been included in financial statements for the Funds. The financial statements for each Fund have been examined by Price Waterhouse LLP, independent accountants, whose report thereon is incorporated in Part II of the Statement and can be obtained by shareholders, and the financial statements for periods prior to 1997 for New England Limited Term U.S. Government Fund, New England Adjustable Rate U.S. Government Fund and New England High Income Fund have been examined by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is incorporated by reference in Part II of the Statement and can be obtained by shareholders. The Financial Highlights should be read in conjunction with the financial statements and the notes thereto incorporated by reference in Part II of the Statement. Each Fund's annual report contains additional performance information and is available upon request and without charge.


NEW ENGLAND GOVERNMENT SECURITIES FUND

                                                                          CLASS A
                         ----------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------------
                            1988        1989       1990      1991      1992       1993      1994        1995       1996       1997
                           ------     ------     ------     ------   ------     ------     ------     ------     ------     ------
Net asset value,
  beginning of period      $12.10     $11.85     $11.99     $11.38   $11.92     $11.73     $11.75     $10.43     $11.73     $11.08
                           ------     ------     ------     ------   ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT
OPERATIONS
Net investment income        0.93       0.90       0.86       0.82     0.70       0.72       0.69       0.74       0.71       0.62
Net gains (losses) on
  investments (both
  realized and
  unrealized)               (0.18)      0.52      (0.27)      0.75     0.07       0.32      (1.32)      1.29      (0.64)      0.48
                           ------     ------     ------     ------   ------     ------     ------     ------     ------     ------
Total income (loss)
  from investment
  operations                 0.75       1.42       0.59       1.57     0.77       1.04      (0.63)      2.03       0.07       1.10
                           ------     ------     ------     ------   ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Distributions from net
  investment
  income                    (0.85)     (0.95)     (0.89)     (0.82)   (0.68)     (0.72)     (0.69)     (0.73)     (0.72)     (0.62)
Distributions from net
  realized capital
  gains                     (0.15)      0.00       0.00      (0.21)   (0.28)     (0.30)      0.00       0.00       0.00       0.00
Distributions from
  paid-in capital            0.00      (0.33)     (0.31)      0.00     0.00       0.00       0.00       0.00       0.00       0.00
                           ------     ------     ------     ------   ------     ------     ------     ------     ------     ------
Total distributions         (1.00)     (1.28)     (1.20)     (1.03)   (0.96)     (1.02)     (0.69)     (0.73)     (0.72)     (0.62)
                           ------     ------     ------     ------   ------     ------     ------     ------     ------     ------
Net asset value, end
  of period                $11.85     $11.99     $11.38     $11.92   $11.73     $11.75     $10.43     $11.73     $11.08     $11.56
                           ======     ======     ======     ======   ======     ======     ======     ======     ======     ======
Total return (%)(a)           6.8       12.6        5.7       14.9      6.8        9.0       (5.5)      20.0        0.8       10.3
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period (000)           $179,130   $183,669   $181,343   $180,198 $178,030   $182,436   $147,986   $147,503   $120,607   $103,583
Ratio of operating
  expenses to average
  net assets (%)             1.24       1.21       1.21       1.21     1.23       1.22       1.29       1.35       1.32       1.36
Ratio of net
  investment income to
  average net assets (%)     7.69       7.50       7.63       7.28     5.92       5.70       6.66       6.69       6.45       5.63
Portfolio turnover
  rate (%)                    150        389        737        305      730        276        809        559        462        391


(a) A sales charge is not reflected in total return calculations.

NEW ENGLAND GOVERNMENT SECURITIES FUND CONTINUED


                                                                            CLASS B
                                              ----------------------------------------------------------------
                                                SEPT. 23(a)
                                                  THROUGH                   YEAR ENDED DECEMBER 31,
                                                  DEC. 31,      ----------------------------------------------
                                                    1993          1994         1995         1996         1997
                                                    -----         ----         ----         ----         ----
Net asset value, beginning of period               $12.26        $11.75       $10.43       $11.74       $11.08
                                                   ------        ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                0.16          0.60         0.65         0.63         0.54
Net gains (losses) on investments (both
  realized and unrealized)                          (0.30)        (1.32)        1.30        (0.65)        0.48
                                                   ------        ------       ------       ------       ------
Total income (loss) from investment
  operations                                        (0.14)        (0.72)        1.95        (0.02)        1.02
                                                   ------        ------       ------       ------       ------
LESS DISTRIBUTIONS
Distributions from net investment income            (0.16)        (0.60)       (0.64)       (0.64)       (0.54)
Distributions from net realized capital
  gains                                             (0.21)         0.00         0.00         0.00         0.00
                                                   ------        ------       ------       ------       ------
Total distributions                                 (0.37)        (0.60)       (0.64)       (0.64)       (0.54)
                                                   ------        ------       ------       ------       ------
Net asset value, end of period                     $11.75        $10.43       $11.74       $11.08       $11.56
                                                   ======        ======       ======       ======       ======
Total return (%)(c)                                  (1.2)         (6.2)        19.2         (0.1)         9.5
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                    $1,255        $2,760       $4,858       $5,385       $5,654
Ratio of operating expenses to average net
  assets (%)                                         1.97(b)       2.04         2.10         2.07         2.11
Ratio of net investment income to average
  net assets (%)                                     5.03(b)       5.91         5.94         5.70         4.88
Portfolio turnover rate (%)                           276           809          559          462          391

(a)  Class B shares were first offered on September 23, 1993.
(b)  Computed on an annualized basis.
(c)  A CDSC is not reflected in total return calculations. Periods of less than one year are not annualized.


NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND

                                                                           CLASS A
                          ---------------------------------------------------------------------------------------------------------
                           JAN. 3(a)
                            THROUGH                                      YEAR ENDED DECEMBER 31,
                            DEC. 31,   --------------------------------------------------------------------------------------------
                             1989        1990        1991        1992        1993       1994         1995        1996        1997
                             ------     ------      ------      ------      ------      ------      ------      ------      ------
Net asset value,
  beginning of period        $12.50     $12.53      $12.44      $12.86      $12.54      $12.49      $11.49      $12.10      $11.55
                             ------     ------      ------      ------      ------      ------      ------      ------      ------
INCOME FROM INVESTMENT
OPERATIONS
Net investment income          0.97       0.94        0.93        0.80        0.71        0.82        0.86        0.81        0.72
Net gains or losses on
  investments (both
  realized and
  unrealized)                  0.27       0.29        0.69       (0.11)       0.08       (1.10)       0.59       (0.54)       0.09
                             ------     ------      ------      ------      ------      ------      ------      ------      ------
Total income (loss) from
  investment operations        1.24       1.23        1.62        0.69        0.79       (0.28)       1.45        0.27        0.81
                             ------     ------      ------      ------      ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
Distributions from net
  investment income           (0.96)     (0.94)      (0.94)      (0.80)      (0.71)      (0.72)      (0.84)      (0.82)      (0.72)
Distributions from net
  realized capital gains       0.00       0.00        0.00        0.00       (0.01)       0.00        0.00        0.00        0.00
Distributions from paid-
  in capital                  (0.25)     (0.38)      (0.26)      (0.21)      (0.12)       0.00        0.00        0.00        0.00
                             ------     ------      ------      ------      ------      ------      ------      ------      ------
Total distributions           (1.21)     (1.32)      (1.20)      (1.01)      (0.84)      (0.72)      (0.84)      (0.82)      (0.72)
                             ------     ------      ------      ------      ------      ------      ------      ------      ------
Net asset value, end of
  period                     $12.53     $12.44      $12.86      $12.54      $12.49      $11.49      $12.10      $11.55      $11.64
                             ======     ======      ======      ======      ======      ======      ======      ======      ======
Total return (%)(d)           10.4       10.5        13.8         5.7         6.4        (2.3)       13.0         2.4         7.3
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period (000)               $8,430    $50,062    $271,966    $477,396    $562,164    $412,399    $361,520    $276,178    $222,185
Ratio of operating
  expenses to average
  net assets (%)               1.31(b)(c) 1.25(b)     1.25        1.16        1.14        1.18        1.22        1.25        1.28
Ratio of net investment
  income to average net
  assets (%)                   7.92(c)    7.95        7.24        6.24        5.64        6.80        7.18        7.13        6.40
Portfolio turnover rate (%)     731         55         277         323         124         244         247         327         533

(a) The Fund commenced operations on January 3, 1989.
(b) Commencing May 18, 1989 and ending March 31, 1992, expenses were voluntarily limited to 1.25% of average daily net assets. The ratio of operating expenses to average net assets for Class A shares without giving effect to this expense limitation would have been 3.47% for the period ended December 31, 1989 and 1.62% for the year ended December 31, 1990.
(c) Computed on an annualized basis.
(d) A sales charge is not reflected in total return calculations. Periods of less than one year are not annualized.


NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND CONTINUED

                                              CLASS B                                                  CLASS C
               ---------------------------------------------------------------------   ----------------------------------------
                SEPT. 27(a)
                  THROUGH                     YEAR ENDED DECEMBER 31,                          YEAR ENDED DECEMBER 31,
                  DEC. 31,      ----------------------------------------------------   ----------------------------------------
                    1993           1994          1995          1996          1997         1995(a)        1996          1997
                    ----           ----          ----          ----          -----         ----          ----          ----
Net asset value,
  beginning of
  period             $12.76         $12.49        $11.48        $12.09        $11.54        $11.48        $12.10        $11.54
                     ------         ------        ------        ------        ------        ------        ------        ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income               0.17           0.71          0.76          0.73          0.65          0.64          0.75          0.65
Net gains or losses
  on investments (both
  realized and
  unrealized)         (0.24)         (1.08)         0.61         (0.54)         0.08          0.64         (0.57)         0.09
                     ------         ------        ------        ------        ------        ------        ------        ------
Total income (loss)
  from investment
  operations          (0.07)         (0.37)         1.37          0.19          0.73          1.28          0.18          0.74
                     ------         ------        ------        ------        ------        ------        ------        ------
LESS DISTRIBUTIONS
Distributions from
  net investment
  income              (0.16)         (0.64)        (0.76)        (0.74)        (0.65)        (0.65)        (0.74)        (0.65)
Distributions from
  net realized
  capital gains       (0.01)          0.00          0.00          0.00          0.00          0.00          0.00          0.00
Distributions in
  excess of net
  investment income   (0.03)          0.00          0.00          0.00          0.00         (0.01)         0.00          0.00
                     ------         ------        ------        ------        ------        ------        ------        ------
Total distributions   (0.20)         (0.64)        (0.76)        (0.74)        (0.65)        (0.66)        (0.74)        (0.65)
                     ------         ------        ------        ------        ------        ------        ------        ------
Net asset value,
  end of period      $12.49         $11.48        $12.09        $11.54        $11.62        $12.10        $11.54        $11.63
                     ======         ======        ======        ======        ======        ======        ======        ======
Total return (%)(c)   (0.6)          (2.9)         12.3           1.7           6.5          11.4           1.6           6.6
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  period (000)       $6,221        $11,891       $18,056       $18,503       $16,060        $5,936       $14,903       $15,699
Ratio of operating
  expenses to
  average net
  assets (%)           1.96(b)        1.83          1.87          1.90          1.93          1.87          1.90          1.93
Ratio of net
  investment
  income to
  average net
  assets (%)           4.30(b)        6.15          6.53          6.48          5.75          6.53          6.48          5.75
Portfolio turnover
  rate (%)              124            244           247           327           533           247           327           533

(a) Class B shares were first offered beginning September 27, 1993. Class C shares were first offered beginning December 31, 1994.
(b) Computed on an annualized basis.
(c) A CDSC in the case of Class B and Class C shares is not reflected in total return calculations. Periods of less than one year are not annualized.


NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND

                                                                    CLASS A
                                 ------------------------------------------------------------------------------
                                 OCT. 18(a)
                                   THROUGH                         YEAR ENDED DECEMBER 31,
                                  DEC. 31,       --------------------------------------------------------------
                                    1991           1992       1993       1994       1995      1996       1997
                                    -----          ----       ----       ----       ----      ----       ----
Net asset value, beginning of
  period                            $7.50         $7.50      $7.46      $7.45      $7.20      $7.37      $7.37
                                    -----         -----      -----      -----      -----      -----      -----
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income                0.09          0.42       0.33       0.37       0.47       0.43       0.47(e)
Net gains or losses on
  investments (both realized
  and unrealized)                    0.00         (0.06)     (0.03)     (0.31)      0.14      (0.01)     (0.02)
                                    -----         -----      -----      -----      -----      -----      -----
Total income from investment
  operations                         0.09          0.36       0.30       0.06       0.61       0.42       0.45
                                    -----         -----      -----      -----      -----      -----      -----
LESS DISTRIBUTIONS
Distributions from net
  investment income                 (0.09)        (0.40)     (0.31)     (0.31)     (0.44)     (0.42)     (0.43)
                                    -----         -----      -----      -----      -----      -----      -----
Total distributions                 (0.09)        (0.40)     (0.31)     (0.31)     (0.44)     (0.42)     (0.43)
                                    -----         -----      -----      -----      -----      -----      -----
Net asset value, end of period      $7.50         $7.46      $7.45      $7.20      $7.37      $7.37      $7.39
                                    =====         =====      =====      =====      =====      =====      =====
Total return (%)(d)                  1.2           4.9        4.0        0.8        8.6        5.8        6.2
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000)                           $60,684      $294,687   $734,251   $489,637   $331,112   $222,809   $196,928
Ratio of operating expenses to
  average net assets (%)(b)          0.50(c)       0.57       0.60       0.60       0.66       0.70       0.70
Ratio of net investment income
  to average net
  assets (%)                         6.43(c)       5.39       4.39       4.85       6.29       6.39       6.27
Portfolio turnover rate (%)            52            49         54         17         73         54         49

                                                              CLASS B
                                           ------------------------------------------------
                                           SEPT. 13(a)
                                             THROUGH          YEAR ENDED DECEMBER 31,
                                            DEC. 31,     ----------------------------------
                                              1993         1994     1995     1996     1997
                                              -----       -----    -----    -----    -----
Net asset value, beginning of
  period                                      $7.52       $7.45    $7.20    $7.37    $7.36
                                              -----       -----    -----    -----    -----
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income                          0.08        0.29     0.41     0.37   0.41(e)

Net gains or losses on
  investments (both realized
  and unrealized)                             (0.08)      (0.29)    0.14    (0.02)   (0.02)
                                              -----       -----    -----    -----    -----
Total income from investment
  operations                                   0.00        0.00     0.55     0.35     0.39
                                              -----       -----    -----    -----    -----
LESS DISTRIBUTIONS
Distributions from net
  investment income                           (0.07)      (0.25)   (0.38)   (0.36)   (0.37)
                                              -----       -----    -----    -----    -----
Total distributions                           (0.07)      (0.25)   (0.38)   (0.36)   (0.37)
                                              -----       -----    -----    -----    -----
Net asset value, end of period                $7.45       $7.20    $7.37    $7.36    $7.38
                                              =====       =====    =====    =====    =====
Total return (%)(d)                            0.0         0.1      7.8      4.9      5.4
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000)                                        $855      $2,056   $2,368   $2,821   $2,961
Ratio of operating expenses to
  average net assets (%)(b)                    1.35(c)     1.35     1.41     1.45     1.45
Ratio of net investment income
  to average net
  assets (%)                                   3.50(c)     4.10     5.54     5.64     5.52
Portfolio turnover rate (%)                      54          17       73       54       49

(a) The Fund commenced operations on October 18, 1991. Class B shares were first offered on September 13, 1993.
(b) Commencing June 1, 1995 expenses were voluntarily limited to 0.70% of Class A average net assets and 1.45%
    of Class B average net assets. From May 1, 1995 through May 31, 1995 expenses were voluntarily limited to
    0.65% of Class A average net assets and 1.40% of Class B average net assets. From April 1, 1992 through
    April 30, 1995 expenses were voluntarily limited to 0.60% of Class A average net assets and (beginning
    September 13, 1993) 1.35% of Class B average net assets. From October 18, 1991 through March 31, 1992, expenses were voluntarily limited to 0.50% of Class A average net assets. The ratio of operating expenses to average net assets without giving effect to these expense limitations would have been 1.26%, 0.96%,
    0.86%, 0.88%, 0.89%, 0.94% and 0.98% for the period ended December 31, 1991 and the years ended December
    31, 1992, 1993, 1994, 1995, 1996 and 1997, respectively, for Class A shares, and 1.61%, 1.63%, 1.65%, 1.69%
    and 1.73% for the period ended December 31, 1993 and the years ended December 31, 1994, 1995, 1996 and
    1997, respectively, for Class B shares.
(c) Computed on an annualized basis.
(d) A sales charge in the case of Class A shares and a CDSC in the case of Class B shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(e) Per share net investment income does not reflect the period's reclassification of permanent differences between book and tax basis net investment income.


NEW ENGLAND BOND INCOME FUND


                                                                               CLASS A
                                ---------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------------
                                 1988      1989      1990       1991     1992      1993      1994       1995       1996       1997
                                ------    ------    ------     ------   ------    ------    ------     ------     ------     ------
Net asset value, beginning
  of period                     $10.98    $10.89    $11.23     $11.12   $12.14    $12.12    $12.18     $10.95     $12.36     $12.05
                                ------    ------    ------     ------   ------    ------    ------     ------     ------     ------

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income             0.85      0.91      0.89       0.88     0.85      0.77      0.72       0.81       0.84       0.83
Net gains or losses on
  investments (both realized
  and unrealized)                (0.06)     0.34     (0.10)      1.04     0.01      0.66     (1.23)      1.40      (0.31)      0.45
                                ------    ------    ------     ------   ------    ------    ------     ------     ------     ------
Total income (loss) from
  investment operations           0.79      1.25      0.79       1.92     0.86      1.43     (0.51)      2.21       0.53       1.28
                                ------    ------    ------     ------   ------    ------    ------     ------     ------     ------
LESS DISTRIBUTIONS
Distributions from net
  investment income              (0.88)    (0.91)    (0.90)     (0.90)   (0.86)    (0.78)    (0.72)     (0.80)     (0.84)     (0.81)
Distributions in excess of
  net investment income           0.00      0.00      0.00       0.00     0.00      0.00      0.00       0.00       0.00      (0.01)
Distributions from net
  realized capital gains          0.00      0.00      0.00       0.00    (0.02)    (0.59)     0.00       0.00       0.00      (0.12)
                                ------    ------    ------     ------   ------    ------    ------     ------     ------     ------
Total distributions              (0.88)    (0.91)    (0.90)     (0.90)   (0.88)    (1.37)    (0.72)     (0.80)     (0.84)     (0.94)
                                ------    ------    ------     ------   ------    ------    ------     ------     ------     ------
Net asset value, end of
  period                        $10.89    $11.23    $11.12     $12.14   $12.12    $12.18    $10.95     $12.36     $12.05     $12.39
                                ======    ======    ======     ======   ======    ======    ======     ======     ======     ======
Total return (%)(a)               7.4      11.9       7.5       18.1      7.5      12.1      (4.2)      20.8        4.6       11.0
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
  (000)                        $67,548   $76,662   $85,372   $113,759 $145,184  $179,264  $155,362   $200,285   $189,685   $193,513
Ratio of operating expenses
  to average net assets (%)       1.20      1.18      1.18       1.15     1.08      1.04      1.08       1.14       1.05       1.05
Ratio of net investment
  income to average net
  assets (%)                      7.68      8.27      8.05       7.69     7.08      6.10      6.46       6.81       7.00       6.73
Portfolio turnover rate (%)         88        77       126        218       89       202        77         81        104         54

(a) A sales charge is not reflected in total return calculations.


NEW ENGLAND BOND INCOME FUND CONTINUED

                                                      CLASS B                                                 CLASS C
                         -------------------------------------------------------------------   ------------------------------------
                         SEPT. 13(a)
                           THROUGH                     YEAR ENDED DECEMBER 31,                          YEAR ENDED DECEMBER 31,
                          DEC. 31,      ----------------------------------------------------   ------------------------------------
                            1993           1994          1995          1996          1997         1995(a)        1996          1997
                            ----           ----          ----          ----          -----         ----          ----          ----
Net asset value,
  beginning of period     $13.06         $12.18        $10.95        $12.36        $12.04        $10.95        $12.36        $12.06
                          ------         ------        ------        ------        ------        ------        ------        ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income       0.20           0.63          0.72          0.75          0.74          0.56          0.75          0.74
Net gains or losses on
  investments (both
  realized and
  unrealized)              (0.30)         (1.23)         1.40         (0.32)         0.46          1.40         (0.30)         0.45
                          ------         ------        ------        ------        ------        ------        ------        ------
Total income (loss) from
  investment operations    (0.10)         (0.60)         2.12          0.43          1.20          1.96          0.45          1.19
                          ------         ------        ------        ------        ------        ------        ------        ------
LESS DISTRIBUTIONS
Distributions from net
  investment income        (0.19)         (0.63)        (0.71)        (0.75)        (0.72)        (0.55)        (0.75)        (0.72)
Distributions in excess
  of net investment
  income                    0.00           0.00          0.00          0.00         (0.01)         0.00          0.00         (0.01)
Distributions from net
  realized capital gains   (0.59)          0.00          0.00          0.00         (0.12)         0.00          0.00         (0.12)
                          ------         ------        ------        ------        ------        ------        ------        ------
Total distributions        (0.78)         (0.63)        (0.71)        (0.75)        (0.85)        (0.55)        (0.75)        (0.85)
                          ------         ------        ------        ------        ------        ------        ------        ------
Net asset value, end of
  period                  $12.18         $10.95        $12.36        $12.04        $12.39        $12.36        $12.06        $12.40
                          ======         ======        ======        ======        ======        ======        ======        ======
Total return (%)(c)        (0.8)          (4.9)         19.9           3.7          10.3          18.1           3.9          10.2
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  period (000)            $2,661         $9,435       $23,398       $31,191       $37,559        $1,009        $2,391        $5,276
Ratio of operating
  expenses to average
  net assets (%)            1.81(b)        1.83          1.89          1.80          1.80          1.89          1.80          1.80
Ratio of net investment
  income to average net
  assets (%)                4.79(b)        5.71          6.06          6.25          5.98          6.06          6.25          5.98
Portfolio turnover
  rate (%)                   202             77            81           104            54            81           104            54

(a) Class B shares were first offered on September 13, 1993. Class C shares were first offered on December 31, 1994.
(b) Computed on an annualized basis.
(c) A CDSC in the case of Class B and Class C shares is not reflected in total return calculations. Periods of less than one year are not annualized.


NEW ENGLAND HIGH INCOME FUND

                                                                                       CLASS A
                       ------------------------------------------------------------------------------------------------------------
                          YEAR     FOUR MONTHS
                          ENDED       ENDED                                    YEAR ENDED DECEMBER 31,
                        AUGUST 31,    DEC. 31,    ----------------------------------------------------------------- ---------------
                          1988       1988(c)     1989     1990       1991      1992     1993      1994       1995    1996      1997
                         ------       ------     -----    -----      ----      ----     -----     -----      ----    ----      ----
Net asset value,
  beginning of
  period                 $13.77       $11.69    $11.08   $10.07     $7.56     $9.07    $ 9.46    $10.06     $8.89   $8.98     $9.42
                         ------       ------    ------   ------     -----     -----    ------    ------     -----   -----     -----
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income      1.53         0.43      1.31     1.30      1.02      0.94      0.90      0.88      0.88    0.84      0.87
Net gains or losses on
  investments (both
  realized and
  unrealized)             (1.92)       (0.56)    (0.93)   (2.49)     1.58      0.44      0.61     (1.19)     0.13    0.44      0.52
                         ------       ------    ------   ------     -----     -----    ------    ------     -----   -----     -----
Total income (loss)
  from investment
  operations              (0.39)       (0.13)    (0.38)   (1.19)     2.60      1.38      1.51     (0.31)     1.01    1.28      1.39
                         ------       ------    ------   ------     -----     -----    ------    ------     -----   -----     -----
LESS DISTRIBUTIONS
Distributions from net
  investment income(d)    (1.53)       (0.43)    (1.31)   (1.30)    (1.02)    (0.94)    (0.90)    (0.86)    (0.88)  (0.83)    (0.87)
Distributions in
  excess of net
  investment income        0.00         0.00      0.00     0.00      0.00      0.00     (0.01)     0.00     (0.04)  (0.01)     0.00
Distributions from
  net realized
  capital gains           (0.13)        0.00      0.00     0.00      0.00      0.00      0.00      0.00      0.00    0.00      0.00
Distributions from
  paid-in capital         (0.03)       (0.05)    (0.08)   (0.02)    (0.07)    (0.05)     0.00      0.00      0.00    0.00      0.00
                         ------       ------    ------   ------     -----     -----    ------    ------     -----   -----     -----
Total distributions       (1.69)       (0.48)    (1.39)   (1.32)    (1.09)    (0.99)    (0.91)    (0.86)    (0.92)  (0.84)    (0.87)
                         ------       ------    ------   ------     -----     -----    ------    ------     -----   -----     -----
Net asset value, end
  of period              $11.69       $11.08    $10.07   $ 7.56     $9.07     $9.46    $10.06    $ 8.89     $8.98   $9.42     $9.94
                         ======       ======    ======   ======     =====     =====    ======    ======     =====   =====     =====
Total return (%)(e)       (2.6)        (1.2)      3.3    (13.1)     36.3      15.8      16.5      (3.3)     11.8    14.9      15.4
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  period (000)          $14,517       $11,870   $9,070   $6,814   $12,280   $20,992   $31,176   $33,673   $39,148 $42,992   $62,739
Ratio of operating
  expenses to average
  net assets (%)(a)        1.57         1.50(b)   1.50     1.50      1.50      1.50      1.54      1.60      1.60    1.53      1.36
Ratio of net investment
  income to average net
  assets (%)              12.45        11.58(b)  12.28    14.00     11.56      9.74      9.17      9.18      9.71    9.32      9.03
Portfolio turnover
  rate (%)                   29            1        30        7        30        19        43        33        30     134        99


(a) Commencing June 28, 1996 expenses were voluntarily limited to the annual rate of 1.40% of Class A average net assets. From
    October 1, 1993 through June 27, 1996 expenses were voluntarily limited to the annual rate of 1.60% of Class A average net assets. From May 18, 1989 through September 30, 1993 expenses (including non-recurring items) were voluntarily limited to
    1.50% annually of average daily net assets of Class A shares. From July 27, 1988 through May 17, 1989, and during all periods prior to May 18, 1988, expenses (excludingcertain non- recurring items) were limited to 1.50% annually of average net assets of Class A shares. Non-recurring expenses excluded for purposes of calculating this expense limitation were $3,267 for the year ended August 31, 1988, $51,751 for the four months ended December 31, 1988 and $42,482 for the period from January 1 through May 17, 1989. The ratio of operating expenses to average net assets for Class A shares, including all non-recurring expenses and assuming the foregoing expense limitations had not been in effect, would have been 2.34% for the year ended
    August 31, 1988, 2.63% (on an annualized basis) for the four months ended December 31, 1988, and 3.08%, 3.02%, 2.63%, 2.00%,
    2.00%, 1.83%, 1.72%, 1.69% and 1.36%, respectively, for the years ended December 31, 1989, 1990, 1991, 1992, 1993, 1994, 1995,
    1996 and 1997. Excluding all non-recurring expenses, this ratio would have been 2.32%, 2.23% (on an annualized basis), 2.68%,
    2.97%, 2.63%, 2.00%, 1.82%, 1.83%, 1.72%, 1.69% and 1.36% for the year ended August 31, 1988, the four months ended December
    31, 1988 and the years ended December 31, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997, respectively.
(b) Computed on an annualized basis.
(c) Fiscal year end changed in 1988 from August 31 to December 31.
(d) Amounts distributed include tax basis distributions from paid-in capital of approximately $0.06 and $0.02 per share for the year ended August 31, 1988 and the four months ended December 31, 1988, respectively.
(e) A sales charge in the case of the Class A shares are not reflected in total return calculations. Periods of less than one year are not annualized.
    Back Bay Advisors, L.P. was responsible for managing the Fund's portfolio from July 27, 1988 until June 30, 1996. Loomis,
    Sayles & Company, L.P., the Fund's current subadviser, assumed that function on July 1, 1996. Results prior to July 1, 1996 reflect results achieved by Back Bay Advisors, L.P. (and, prior to July 27, 1988, another investment manager) under different investment policies.


NEW ENGLAND HIGH INCOME FUND CONTINUED

                                                                          CLASS B
                                           --------------------------------------------------------------------
                                            SEPT. 20(a)
                                              THROUGH                      YEAR ENDED DECEMBER 31,
                                              DEC. 31,      ---------------------------------------------------
                                                1993           1994          1995          1996          1997
                                               ------         ------         -----         -----         -----
Net asset value, beginning of period           $ 9.87         $10.06         $8.88         $8.98         $9.42
                                               ------         ------         -----         -----         -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income                            0.23           0.79          0.83          0.79          0.80
Net gains or losses on investments
  (both realized and unrealized)                 0.20          (1.18)         0.13          0.42          0.51
                                               ------         ------         -----         -----         -----
Total income (loss) from investment
  operations                                     0.43          (0.39)         0.96          1.21          1.31
                                               ------         ------         -----         -----         -----
LESS DISTRIBUTIONS
Distributions from net investment
  income                                        (0.23)         (0.78)        (0.81)        (0.76)        (0.80)
Distributions in excess of net
  investment income                             (0.01)         (0.01)        (0.05)        (0.01)         0.00
                                               ------         ------         -----         -----         -----
Total distributions                             (0.24)         (0.79)        (0.86)        (0.77)        (0.80)
                                               ------         ------         -----         -----         -----
Net asset value, end of period                 $10.06         $ 8.88         $8.98         $9.42         $9.93
                                               ======         ======         =====         =====         =====
Total return (%)(d)                              4.4           (4.0)         11.2          14.1          14.4
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                $1,232         $5,233       $10,625       $17,767       $42,401
Ratio of operating expenses to
  average net assets (%)(b)                      2.25(c)        2.25          2.25          2.19          2.11
Ratio of net investment income to
  average net assets (%)                         7.66(c)        8.53          8.96          8.33          8.28
Portfolio turnover rate (%)                        43(c)          33            30           134            99

(a) Commencement of offering of Class B shares.
(b) Commencing June 28, 1996 expenses were voluntarily limited to the annual rate of 2.15% of Class B average net assets. From October 1, 1993 through June 27, 1996 expenses were voluntarily limited to the annual rate of 2.25% of Class B average net assets. The ratio of operating expenses to average net assets for Class B shares, assuming the foregoing expense limitations had not been in effect, would have been 2.53% (on an annualized basis), 2.48%, 2.37%, 2.35% and 2.11%, respectively, for the period September 20, 1993 through
    December 31, 1993 and the years ended December 31, 1994, 1995, 1996 and 1997.
(c) Computed on an annualized basis.
(d) A CDSC is not reflected in total return calculations. Periods of less than one year are not annualized.


NEW ENGLAND MUNICIPAL INCOME FUND

                                                                              CLASS A
                                  -------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------------------------
                                 1988      1989       1990      1991     1992      1993       1994       1995       1996      1997
                                -----     -----      -----     -----    -----     -----      -----      -----      -----      ----
Net asset value, beginning
  of period                     $6.79     $7.10      $7.29     $7.21    $7.53     $7.54      $7.87      $6.85      $7.60      $7.53
                                -----     -----      -----     -----    -----     -----      -----      -----      -----      -----
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income            0.46      0.47       0.46      0.45     0.44      0.40       0.39       0.42       0.41       0.40
Net gains or losses on
  investments (both realized
  and unrealized)                0.29      0.20      (0.08)     0.35     0.21      0.53      (1.01)      0.74      (0.07)      0.23
                                -----     -----      -----     -----    -----     -----      -----      -----      -----      -----
Total income (loss) from
  investment operations          0.75      0.67       0.38      0.80     0.65      0.93      (0.62)      1.16       0.34       0.63
                                -----     -----      -----     -----    -----     -----      -----      -----      -----      -----
LESS DISTRIBUTIONS
Distributions from net
  investment income             (0.44)    (0.48)     (0.46)    (0.43)   (0.46)    (0.42)     (0.40)     (0.41)     (0.41)     (0.41)
Distributions from net
  realized capital gains         0.00      0.00       0.00     (0.01)   (0.18)    (0.18)      0.00       0.00       0.00       0.00
Distributions from paid-in
  capital                        0.00      0.00       0.00     (0.04)    0.00      0.00       0.00       0.00       0.00       0.00
                                -----     -----      -----     -----    -----     -----      -----      -----      -----      -----
Total distributions             (0.44)    (0.48)     (0.46)    (0.48)   (0.64)    (0.60)     (0.40)     (0.41)     (0.41)     (0.41)
                                -----     -----      -----     -----    -----     -----      -----      -----      -----      -----
Net asset value, end of
  period                        $7.10     $7.29      $7.21     $7.53    $7.54     $7.87      $6.85      $7.60      $7.53      $7.75
                                =====     =====      =====     =====    =====     =====      =====      =====      =====      =====
Total return (%)(a)             11.5       9.8        5.5      11.6      8.9      12.7       (8.0)      17.2        4.6        8.6
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000)                      $131,776  $142,976   $146,232  $162,991 $183,276  $226,881   $184,202   $195,301   $180,983   $177,099
Ratio of operating
  expenses to average net
  assets (%)                     0.98      0.96       0.97      0.95     0.95      0.91       0.92       0.93       0.92       0.93
Ratio of net investments
  income to average
  net assets (%)                 6.67      6.58       6.46      6.18     5.80      5.27       5.44       5.52       5.46       5.19
Portfolio turnover
  rate (%)                         97        89         85       126       85        86         88         93         24         14

(a)  A sales charge is not reflected in total return calculations. Periods of less than one year are not annualized.


NEW ENGLAND MUNICIPAL INCOME FUND CONTINUED

                                                                        CLASS B
                                           ------------------------------------------------------------------
                                            SEPT. 13(a)
                                              THROUGH                     YEAR ENDED DECEMBER 31,
                                             DEC. 31,         -----------------------------------------------
                                               1993            1994          1995          1996          1997
                                               ----            ----          ----          ----          ----
Net asset value, beginning of period           $8.03           $7.86         $6.85         $7.60         $7.53
                                               -----           -----         -----         -----         -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income                           0.07            0.34          0.36          0.35          0.34
Net gains or losses on investments
  (both realized and unrealized)                0.01           (1.01)         0.74         (0.07)         0.23
                                               -----           -----         -----         -----         -----
Total income (loss) from investment
  operations                                    0.08           (0.67)         1.10          0.28          0.57
                                               -----           -----         -----         -----         -----
LESS DISTRIBUTIONS
Distributions from net investment
  income                                       (0.07)          (0.34)        (0.35)        (0.35)        (0.35)
Distributions from net realized
capital gains                                  (0.18)           0.00          0.00          0.00          0.00
                                               -----           -----         -----         -----         -----
Total distributions                            (0.25)          (0.34)        (0.35)        (0.35)        (0.35)
                                               -----           -----         -----         -----         -----
Net asset value, end of period                 $7.86           $6.85         $7.60         $7.53         $7.75
                                               =====           =====         =====         =====         =====
Total return (%)(c)                             1.0            (8.6)         16.3           3.9           7.8
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)               $3,395          $7,997       $12,069       $12,568       $13,356
Ratio of operating expenses to average
  net assets (%)                                1.65(b)         1.67          1.68          1.67          1.68
Ratio of net investment income to
  average net assets (%)                        3.91(b)         4.69          4.77          4.71          4.44
Portfolio turnover rate (%)                       86              88            93            24            14

(a) Commencement of offering of Class B shares.
(b) Computed on an annualized basis.
(c) A CDSC is not reflected in total return calculations. Periods of less than one year are not annualized.


NEW ENGLAND STRATEGIC INCOME FUND

                                               CLASS A                            CLASS B                        CLASS C
                                   --------------------------------    -----------------------------    --------------------------
                                   MAY 1(a)                           MAY 1(a)                         MAY 1(a)
                                    THROUGH     YEAR ENDED DEC. 31,    THROUGH   YEAR ENDED DEC. 31,   THROUGH   YEAR ENDED DEC. 31,
                                   DEC. 31,    ---------------------  DEC. 31,   --------------------  DEC. 31,  ------------------
                                     1995        1996        1997       1995       1996       1997       1995      1996      1997
                                     ----        ----        ----       ----       -----      ----       ----     -----      ----
Net asset value, beginning of
  period                            $12.50      $12.99      $13.36     $12.50     $12.99     $13.36    $12.50    $12.99    $13.35
                                    ------      ------      ------     ------     ------     ------    ------    ------    ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income                 0.74        1.05        1.01       0.68       0.95       0.91      0.67      0.95      0.91
Net gains or losses on
  investments (both realized and
  unrealized)                         0.49        0.73        0.21       0.49       0.73       0.21      0.49      0.72      0.21
                                    ------      ------      ------     ------     ------     ------    ------    ------    ------
Total income from investment
  operations                          1.23        1.78        1.22       1.17       1.68       1.12      1.16      1.67      1.12
                                    ------      ------      ------     ------     ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
Distributions from net
  investment income                  (0.73)      (1.05)      (1.01)     (0.67)     (0.95)     (0.91)    (0.66)    (0.95)    (0.91)
Distributions from net realized
  capital gains                       0.00       (0.36)      (0.15)      0.00      (0.36)     (0.15)     0.00     (0.36)    (0.15)
Distributions in excess of net
  investment income                  (0.01)       0.00        0.00      (0.01)      0.00       0.00     (0.01)     0.00      0.00
                                    ------      ------      ------     ------     ------     ------    ------    ------    ------
Total distributions                  (0.74)      (1.41)      (1.16)     (0.68)     (1.31)     (1.06)    (0.67)    (1.31)    (1.06)
                                    ------      ------      ------     ------     ------     ------    ------    ------    ------
Net asset value, end of period      $12.99      $13.36      $13.42     $12.99     $13.36     $13.42    $12.99    $13.35    $13.41
                                    ======      ======      ======     ======     ======     ======    ======    ======    ======
Total return (%)(c)                  10.3        14.5         9.3        9.7       13.7        8.5       9.7      13.6       8.5
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)    $36,939     $90,729    $144,706    $38,767    $93,408   $146,083   $12,252   $31,746   $56,515
Ratio of operating expenses to
  average net assets (%)(d)           0.93(b)     0.96        1.18       1.68(b)    1.71       1.93      1.68(b)   1.71      1.93
Ratio of net investment income
  to average net assets (%)           8.75(b)     8.23        7.36       8.00(b)    7.48       6.61      8.00(b)   7.48      6.61
Portfolio turnover rate (%)             22          52          37         22         52         37        22        52        37

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A sales charge in the case of Class A shares and a CDSC in the case of Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.

(d) The ratio of operating
    expenses to average net
    assets without giving
    effect to the voluntary
    expense limitations in
    effect from May 1, 1995
    through December 31, 1996
    would have been (%):              1.58(b)     1.31          --       2.33(b)    2.06         --      2.33(b)   2.06        --

--------------------------------------------------------------------------------
                              INVESTMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES


NEW ENGLAND GOVERNMENT
SECURITIES FUND
(THE "GOVERNMENT SECURITIES FUND")


The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities. Subadviser: Back Bay Advisors, L.P.


NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
(THE "LIMITED TERM U.S. GOVERNMENT FUND")


The Fund seeks a high current return consistent with preservation of capital.
Subadviser: Back Bay Advisors, L.P.


NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
(THE "ADJUSTABLE RATE FUND")


The Fund seeks a high level of current income consistent with low volatility of principal. The Fund intends to pursue its objective by investing only in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Subadviser: Back Bay Advisors, L.P.


NEW ENGLAND STRATEGIC INCOME FUND
(THE "STRATEGIC INCOME FUND")


The Fund seeks high current income with a secondary objective of capital growth.
Subadviser: Loomis, Sayles & Company, L.P.


NEW ENGLAND BOND INCOME FUND
(THE "BOND INCOME FUND")

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. The Bond Income Fund invests primarily in corporate and U.S. Government bonds.
Subadviser: Back Bay Advisors, L.P.

NEW ENGLAND HIGH INCOME FUND
(THE "HIGH INCOME FUND")


The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.
Subadviser: Loomis, Sayles & Company, L.P.


NEW ENGLAND MUNICIPAL INCOME FUND
(THE "MUNICIPAL INCOME FUND")


The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Municipal Income Fund invests primarily in debt securities of municipal issuers, the interest of which is exempt from regular federal income tax but may be subject to the federal alternative minimum tax ("municipal securities").
Subadviser: Back Bay Advisors, L.P.


NVEST COMPANIES AND THE FUNDS' ADVISER AND SUBADVISERS

The investment adviser and subadviser of each of the Funds are independently operated subsidiaries of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly traded company listed on the New York Stock Exchange. Nvest Companies' 14 principal subsidiary or affiliated asset management firms, collectively, had more than $125 billion of assets under management as of December 31, 1997. Each adviser and subadviser operates independently and is staffed by experienced investment professionals. All the advisers and subadvisers apply specialized knowledge and careful analysis to the pursuit of each Fund's objectives.


NEW ENGLAND FUNDS MANAGEMENT, L.P. ("NEFM") is investment adviser of each of the Funds, as well as most of the other New England Funds.


BACK BAY ADVISORS(R), L.P.("Back Bay Advisors"), subadviser to all the Funds except the Strategic Income Fund and the High Income Fund, manages over $7 billion in assets, primarily mutual fund and institutional fixed-income portfolios.

LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), subadviser to the Strategic Income Fund and the High Income Fund, has over $60 billion of assets under management. Loomis Sayles manages portfolios for mutual funds and other institutional investors and individuals.


HOW THE FUNDS PURSUE THEIR OBJECTIVES

Investments in each Fund will be pooled with money from other investors in that Fund to invest in a managed portfolio consisting of securities appropriate to the Fund's investment objective and policies. There can be no assurance that any Fund will achieve its objective. Each Fund is a "diversified" mutual fund.

FUND INVESTMENTS

[] GOVERNMENT SECURITIES FUND
   The Government Securities Fund expects that it will invest primarily in U.S. Government securities, including U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturity greater than ten years), and mortgage-backed securities issued or guaranteed by U.S. Government agencies, including but not limited to the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Under normal market conditions, the Fund intends to maintain a dollar-weighted average duration of between seven and eight years. The Fund may hold individual securities with duration longer or shorter than seven or eight years (e.g., a security with a duration of seven years will typically have a maturity of approximately 10 years, given the current interest rate environment) as long as the average duration remains within these limits. See "Duration" below.

   The Fund may invest in securities of any maturity and in zero coupon securities. In addition to investing directly in U.S. Government securities, the Fund may purchase "stripped" securities.

   For hedging purposes, the Government Securities Fund may also purchase and sell interest rate futures contracts on U.S. Government securities and may write and purchase options on such futures and options on U.S. Government securities. Transactions involving futures and options on futures may help to reduce the volatility of the Fund's net asset value, but this result cannot be assured. Options and futures are not backed by the U.S. Government.


   It is a fundamental policy of the Fund that under normal market conditions it will invest at least 65% of its total assets in "U.S. Government Securities," which term as used in this Prospectus includes all securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.


[] LIMITED TERM U.S. GOVERNMENT FUND
   The Fund seeks to achieve its objective by investing in U.S. Government Securities. Under normal market conditions, 65% or more of the Fund's total assets will be invested in U.S. Government Securities (including zero coupon bonds) and collateralized mortgage obligations ("CMOs"). The Fund limits its investments in CMOs to those issued by instrumentalities of the U.S. Government. The Fund may also invest in asset-backed securities rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Group ("S&P") or unrated but determined by the Fund's subadviser to be of comparable quality to securities in those rating categories. For hedging purposes, the Fund may purchase and sell financial futures contracts and options. The Fund may also engage in securities lending.

   The Fund's subadviser, Back Bay Advisors, provides a continuous investment program designed to maximize current return while minimizing fluctuations in the value of the Fund's portfolio, thus stabilizing the net asset value of the Fund's shares. Because the market value of fixed-income securities fluctuates in response to changes in interest rates, there is a risk of a decline in the value of the Fund's portfolio (and a corresponding decrease in the value of the Fund's shares) if interest rates increase. To reduce this risk, the Fund will ordinarily seek to maintain an average dollar-weighted maturity of three to seven years. The Fund may hold individual securities with maturities of more than seven years as long as its average maturity remains within this limit.

[] ADJUSTABLE RATE FUND
   The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in adjustable rate mortgage securities ("ARMs") or other securities collateralized by or representing interests in mortgages (collectively, "mortgage securities"), which have interest rates that are reset at periodic intervals and which are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund also may invest in CMOs issued by instrumentalities of the U.S. Government, but will not invest in privately issued CMOs. Other securities purchased by the Fund will be limited to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities but will not include any stripped securities (such as interest only or principal only obligations) or zero coupon obligations. When maintaining a temporary defensive he Fund may invest its assets, without limit, in U.S. Government Securities of any type.

[] STRATEGIC INCOME FUND
   The Fund seeks to achieve its investment objectives by investing at least 65% of its total assets in debt instruments. The Fund may invest in debt instruments issued by corporations based in the United States or abroad and debt instruments that are convertible into equity securities. The Fund may also invest in U.S. Government Securities and in securities issued or guaranteed by foreign governments (including their political subdivisions, agencies, authorities and/or instrumentalities) ("Foreign Government Securities") and securities issued by supranational agencies. The Fund may invest in securities of emerging markets. The Fund may invest in debt instruments in any rating category, including debt instruments rated in the lowest rating categories (C by Moody's and D by S&P) and in instruments that are unrated. For more information about the risks of investing in low rated, high risk securities and securities of foreign issuers, see "Investment Risks -- Lower Rated Fixed-Income Securities" and "-- Foreign Securities."

   Under normal market conditions, the Fund will invest in debt instruments of both domestic and foreign issuers and in corporate as well as government issues. At any time, however, the Fund may invest up to 100% of its assets in debt instruments of U.S. issuers, in debt instruments of foreign issuers, in corporate debt instruments or in government securities. The Fund may invest up to a total of 35% of its total assets in preferred stocks, dividend-paying common stocks and shares of closed-end investment companies (which shares will not exceed 10% of the Fund's total assets).

   The proportion of Fund assets invested in corporate bonds, government bonds and preferred or common stock will vary over time based on changing market conditions. When Loomis Sayles believes that a particular market presents more opportunity than other markets, it may increase the proportion of the Fund's assets invested in that market.

   The Fund may invest in Rule 144A securities. For hedging purposes, the Fund may also purchase and sell options and futures and engage in foreign currency transactions. The Fund may also invest in mortgage-backed securities, zero coupon bonds, stripped securities and pay-in-kind securities. For more information about all these types of investments, see "Investment Risks" below.

[] BOND INCOME FUND
   The Bond Income Fund invests primarily in corporate and U.S. Government bonds. At least 80% of its total assets will be invested in bonds carrying investment grade ratings from one of the recognized rating services. The Fund may also purchase non-rated or lower- rated bonds. Bonds rated BBB by S&P or Baa by Moody's (the lowest ratings that are considered investment grade) have some speculative characteristics, and unfavorable changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of these bonds to make principal and interest payments than is the case with higher grade bonds. If an investment rated BBB or Baa is downgraded by a major rating agency, the Fund's subadviser will consider whether the investment remains appropriate for the Fund. The Fund may invest in debt instruments rated in the rating categories of B (by Moody's or S&P) or higher and instruments that are unrated. The Fund may invest in securities of any maturity and in zero coupon securities. The Fund may also invest in CMOs. The Fund will normally maintain an average dollar-weighted portfolio maturity of less than ten years. The Fund may invest in convertible securities and in Rule 144A securities.

   The Fund may invest in foreign securities but will do so only when the Fund's subadviser believes the associated risks are minimal as compared to similar securities of domestic issuers.

   The Fund may engage in a variety of options and futures transactions with respect to U.S. or Foreign Government Securities and corporate fixed-income securities. See "Investment Risks -- Options, Futures, Swap Contracts and Currency Transactions" for information about these kinds of transactions.


[] HIGH INCOME FUND
   The High Income Fund under normal market conditions will invest at least 65% of its total assets in fixed-income securities which are rated BBB or lower by S&P or Baa or lower by Moody's or unrated but are of comparable quality to securities that are so rated. The Fund may invest in debt instruments in any rating category, including debt instruments rated in the lowest rating categories (C by Moody's and D by S&P) and instruments that are unrated. See "Investment Risks -- Lower Rated Fixed-Income Securities" below. A diversified portfolio of these securities normally provides a current yield or yield to maturity that is significantly higher than yields of higher rated fixed-income securities. In addition to high current income, the Fund seeks capital appreciation through (1) market price appreciation in periods of declining interest rates and (2) improvement in the credit standing of issuers.


   The Fund's subadviser, Loomis Sayles, provides the Fund with an investment program that seeks to reduce risks to the Fund by diversification and analysis of the underlying creditworthiness of issuers and the underlying value of securities. Loomis Sayles performs its own credit analyses and does not rely primarily on the ratings assigned by rating services. Loomis Sayles' analyses, in ascertaining both creditworthiness and potential for capital appreciation, focus on technical factors as well as fundamental factors such as the relationship of current market price to anticipated cash flow and its coverage of interest or dividend requirements, debt as a percentage of assets, earnings prospects, the experience and perceived strength of the issuer's management, price responsiveness of the issuer's securities to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements and the issuer's liquidation value.

   The Fund will not invest in defaulted issues as a standard practice, but may from time to time invest in certain defaulted issues that, in the view of Loomis Sayles, present an attractive opportunity for capital appreciation. Because defaulted issues are ordinarily not income producing, investment in such issues would likely reduce the Fund's current yield.


   The Fund expects that under normal market conditions at least 80% of the value of its total assets will be invested in fixed-income securities of U.S. corporations, including preferred stock and convertible securities, and U.S. dollar-denominated fixed-income securities issued by foreign governments or by companies organized in foreign countries. To achieve its basic investment objective, the Fund from time to time also may invest up to 20% of the value of its total assets in common stocks and up to 20% of the value of its total assets in non-U.S. dollar-denominated fixed-income securities issued by foreign governments or by companies organized in foreign countries. However, investments in both of these types of securities on a combined basis generally will not exceed 20% of the value of the Fund's assets. See "Investment Risks -- Foreign Securities" below.


   If Loomis Sayles expects a rising trend in interest rates, it may shift the Fund's portfolio into shorter-term debt securities and domestic money market instruments whose prices might not be affected as much by an increase in interest rates. During those periods, or other periods when market conditions temporarily warrant a more defensive strategy, the Fund may invest an unlimited portion of its assets in U.S. Government Securities; certificates of deposit, bankers' acceptances and other obligations of U.S. banks with deposits of at least $2 billion at the close of the last calendar year; commercial paper that is rated in the two highest categories by Moody's or S&P; short-term fixed-income securities that are rated within the three highest categories by Moody's or S&P; and repurchase agreements with financial institutions deemed creditworthy by Loomis Sayles. Investment in such instruments may result in a lower current yield and would tend to limit appreciation possibilities. The Fund may also invest in Rule 144A securities.

   The Fund may lend portfolio securities amounting to not more than 10% of its assets to securities dealers. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligations and the Fund is delayed in or prevented from recovering the collateral.

   The Fund may engage in a variety of options and futures transactions with respect to U.S. or Foreign Government Securities and corporate fixed-income securities. See "Investment Risks -- Options, Futures, Swap Contracts and Currency Transactions" for information about these kinds of transactions.

[] MUNICIPAL INCOME FUND

   The Fund will normally invest at least 80% of its net assets in debt securities of Municipal Issuers, the interest from which is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. For this purpose, "Municipal Issuers" means states and other political subdivisions of the United States, local governments, and agencies, authorities and other instrumentalities of the foregoing. Securities purchased by the Fund will be largely of investment grade quality. Immediately after the purchase of any investment, at least 85% of the Fund's assets will consist of securities rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's or unrated but determined by the Fund's subadviser to be of comparable quality to securities in those rating categories. The other 15% of the Fund's assets may be invested in securities rated below investment grade (below BBB or Baa) or unrated but determined by the subadviser to be of comparable quality. Bonds rated BBB or Baa are considered investment grade but may have some speculative characteristics. Unfavorable changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of these bonds to make principal and interest payments than is the case with higher grade bonds. If an investment rated BBB or Baa is downgraded by a major rating agency, the subadviser will consider whether the investment remains appropriate for the Fund. The Fund may invest in bonds rated in the lowest rating categories, D by S&P or C by Moody's. These classes of bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing. The Fund may invest in securities of any maturity.

   The Fund may also purchase and sell interest rate futures contracts and tax-exempt bond index futures contracts and may write and purchase related options. Transactions involving futures and options on futures may help to reduce the volatility of the Fund's net asset value, and the writing of options on futures may yield additional income for the Fund, but these results cannot be assured. Income from options and futures transactions is not tax-exempt.

   Although the yield of a tax-exempt fund generally will be lower than that of a taxable income fund, the net after-tax return to investors may be greater. The table below illustrates what tax-free investing can mean. It shows what you must earn from a taxable investment to equal a tax-free yield ranging from 4% to 6%, under current federal tax rates. You can see that as your tax rate goes up, so do the benefits of tax-free income. For example, a married couple with a taxable income of $40,000 filing a joint return would have to earn a taxable yield of 7.06% to equal a tax-free yield of 6.0%. This example and the following table do not take into account the effect of state or local income taxes, if any, or federal income taxes on social security benefits which may arise as a result of receiving tax-exempt income, or the federal alternative minimum tax that may be payable to the extent that Fund dividends are derived from interest on "private activity" bonds (see below). Also, a portion of the Fund's distributions may consist of ordinary income or short-term or long-term capital gains and will be taxable to you as such.


   TAX FREE INVESTING
                              Taxable Equivalent Yields
   TAXABLE INCOME*                                                 IF TAX EXEMPT YIELD IS
                                                       FEDERAL     -------------------------------------------------
   SINGLE                      JOINT                   MARGINAL    4.0%       4.5%       5.0%       5.5%       6.0%
   RETURN ($)                  RETURN ($)              TAX RATE**      THEN THE EQUIVALENT TAXABLE YIELD WOULD BE:
   -----------------------------------------------------------------------------------------------------------------
         0 -  25,350                 0 -  42,350       15.00%      4.71%      5.29%      5.88%      6.47%      7.06%
    25,351 -  61,400            42,351 - 102,300       28.00%      5.56%      6.25%      6.94%      7.64%      8.33%
    61,401 - 128,100           102,301 - 155,950       31.00%      5.80%      6.52%      7.25%      7.97%      8.70%
   128,101 - 278,450           155,951 - 278,450       36.00%      6.25%      7.03%      7.81%      8.59%      9.38%
   278,451 and over            278,451 and over        39.60%      6.62%      7.45%      8.28%      9.11%      9.93%

    * This amount represents taxable income as defined in the Internal Revenue Code.
   ** These rates do not reflect any potential state income tax.

   Under the Internal Revenue Code of 1986, as amended (the "Code"), the interest on so- called "private activity" bonds is an item of tax preference, which, depending on the shareholder's particular tax situation, might subject the shareholder to an alternative minimum tax with a maximum rate of 28%. The Fund may invest all or any portion of its assets in "private activity" bonds.


   The interest on tax exempt bonds issued after certain dates in 1986 is retroactively taxable from the date of issuance if the issuer does not comply with certain requirements concerning the use of bond proceeds and the application of earnings on bond proceeds.

[] U.S. AND FOREIGN GOVERNMENT SECURITIES
   Different types of U.S. and Foreign Government Securities have different kinds of government support. U.S. Government Securities include securities backed by the full faith and credit of the U.S. Government, as well as many other securities that are not full faith and credit obligations. For example, obligations of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury, and obligations of FHLMC and FNMA are supported only by the credit of those corporations. Similarly, obligations of foreign governmental entities include obligations issued or guaranteed by governments with taxing power or by their agencies. Some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision (such as a province of Canada) and some are not. For example, Foreign Government Securities include securities issued by corporations which have been charged with a public purpose and a majority of whose outstanding equity securities are owned by a foreign government or government agency. Such securities may be supported only by the credit of the issuing corporation and not by that of the government or agency.

   In addition to investing directly in U.S. and Foreign Government Securities, the Government Securities and Strategic Income Funds may purchase "stripped" securities evidencing undivided ownership interests in interest payments or principal payments, or both, on U.S. and Foreign Government Securities. These investments may be more volatile than other types of U.S. or Foreign Government Securities.

[] FOREIGN CURRENCY EXCHANGE TRANSACTIONS
   The Funds that may invest in securities denominated in foreign currencies or traded in foreign markets may engage in related foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future portfolio holdings are denominated or quoted.

   The Bond Income, High Income and Strategic Income Funds may engage in transactions in currency forward contracts. A currency forward contract is a contract that obligates parties to the contract to exchange specified amounts of different currencies at a specified future date. For example, a party may agree to deliver a specified number of French francs, in exchange for a specified number of U.S. dollars on a certain date.

   From time to time, a portion of the Bond Income, High Income or Strategic Income Fund's assets may be invested in securities that are denominated in foreign currencies or that are traded in markets where purchase or sale transactions settle in a foreign currency. Currency forward contracts may be used both (1) to facilitate settlement of a Fund's transactions in these securities and (2) to hedge against possible adverse changes in the relative values of the currencies in which the Fund's portfolio holdings (or intended future holdings) are denominated.

   Currency forward contracts involve transaction costs and the risk that the banks with which a Fund enters into such contracts will fail financially. Each Fund's subadviser will, however, monitor the creditworthiness of these banks on an ongoing basis. Successful use of currency forward contracts for hedging purposes also depends on the accuracy of the subadviser's forecasts as to future changes in the relative values of currencies. The accuracy of such forecasts cannot be assured. The Fund will set aside with its custodian certain assets to provide for satisfaction of its obligations under currency forward contracts.

   Although the Bond Income, High Income and Strategic Income Funds are permitted to use currency forward contracts, they are not obligated to do so. Thus, the Funds will not necessarily be fully (or even partially) hedged against the risk of adverse currency price movements at any given time.

   Foreign currency transactions involve costs and may result in losses. See
   Part II of the Statement for more information.

[] DURATION
   "Duration" is a commonly used measure of the price responsiveness of a fixed-income security or a portfolio of fixed-income securities to an interest rate change (i.e., the change in price one can expect from a given change in interest rates). Many investors and investment analysts consider duration to be a more useful measure of price sensitivity than "maturity." A debt instrument's duration is derived by discounting principal and interest payments to their present value using the instrument's current yield to maturity and calculating the dollar-weighted average time until these payments will be received. The Government Securities, Limited Term U.S. Government and Bond Income Funds will seek to maintain an average portfolio duration within specified limits as set forth in the "Fund Investments" section for each Fund; however, each Fund's portfolio may include fixed-income securities with durations longer or shorter than the stated duration limits, so long as the Fund maintains an average portfolio duration that is consistent with its investment strategy.


   The values of securities having shorter durations generally fluctuate less than securities with longer durations. In general, investments in short and intermediate term debt securities are less sensitive to interest rate changes and provide more stability than longer term investments. For example, based on yields of 5.55% for a five-year U.S. Treasury security and 5.88% for a 30-year U.S. Treasury security, a 1% increase in interest rates would be expected to result in approximately a 4.3% reduction in the value of the five-year security (duration 4.25) as compared to approximately a 13.6% reduction in the value of the 30-year security (duration 13.56). Conversely, a 1% decrease in interest rates would be expected to result in similar increases in value. These expectations represent Back Bay Advisors' estimate of portfolio volatility based upon historic data collected under a wide variety of market conditions, but there is no assurance that actual volatility will be consistent with such expectations.


[] ADDITIONAL INFORMATION

   Each Fund may purchase securities for its portfolio on a "when-issued" basis. This means that the Fund will enter into the commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered.

   The Funds, consistent with their investment objectives, attempt to maximize yields by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic market conditions and trends. The Government Securities and Strategic Income Funds also invest to take advantage of what are believed to be temporary disparities in the yields of the different segments of the market for U.S. Government Securities. These policies may result in higher turnover rates in the Funds' portfolios, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any Fund's subadviser's investment discretion in managing the Fund's assets. Recent portfolio turnover rates for the Funds are set forth above under "Financial Highlights."

   Each Fund may enter into repurchase agreements, under which a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase. The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid securities.

--------------------------------------------------------------------------------
                                INVESTMENT RISKS
--------------------------------------------------------------------------------

It is important to understand the following risks inherent in a Fund before you invest.

[] FIXED-INCOME SECURITIES (ALL FUNDS)
   The Funds invest principally in fixed-income securities. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of your shares will vary as a result of changes in the value of the bonds and other securities in a Fund's portfolio.

   Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

   Fixed-income securities are subject to market and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. In the case of municipal bonds, the issuer may make these payments from money raised through a variety of sources, including (1) the issuer's general taxing power, (2) a specific type of tax such as a property tax, or
   (3) a particular facility or project such as a highway. The ability of an issuer of municipal bonds to make these payments could be affected by litigation, legislation or other political events, or the bankruptcy of the issuer. U.S. Government Securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of fixed-income securities falls when market rates of interest are rising.) Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

   Because interest rates vary, it is impossible to predict the income of a fund that invests in fixed-income securities for any particular period. Fluctuations in the value of a Fund's investments in fixed-income securities will cause the Fund's net asset value to increase or decrease.

[] LOWER RATED FIXED-INCOME SECURITIES (STRATEGIC INCOME FUND, BOND INCOME
   FUND, HIGH INCOME FUND AND MUNICIPAL INCOME FUND)
   Fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed-income securities, including U.S. Government and many Foreign Government Securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a mutual fund investing in lower quality fixed-income securities may be more dependent on the fund's adviser's or subadviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed- income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Bond Ratings."


   During the fiscal year ended December 31, 1997, 20% and 7.8% of the average month-end net assets of the Bond Income Fund and the Municipal Income Fund, respectively, were invested in fixed-income securities rated in the rating categories below investment grade (BBB/Baa). The portfolio compositions of the High Income Fund and the Strategic Income Fund during the fiscal year ended December 31, 1997 are summarized in Appendix B to this Prospectus.


[] FOREIGN SECURITIES (STRATEGIC INCOME FUND, BOND INCOME FUND AND HIGH
   INCOME FUND)
   Foreign Government Securities and foreign corporate securities present risks not associated with investments in U.S. Government or corporate securities.

   Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Strategic Income Fund, the Bond Income Fund and the High Income Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

   In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

   There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees in some circumstances may be higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. A Fund may have limited legal recourse should a foreign government be unwilling or unable to repay the principal or interest owed.

   The Strategic Income Fund may invest all or any portion of its assets in the securities of emerging markets. Investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments as discussed above) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

   In addition, the Funds may invest in securities issued by supranational agencies. Supranational agencies are those agencies whose member nations determine to make capital contributions to support the agencies' activities, and include such entities as the International Bank of Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

   The Funds may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

   In determining whether to invest in securities of foreign issuers, the subadviser of each Fund will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

[] MORTGAGE-RELATED SECURITIES (ALL FUNDS EXCEPT MUNICIPAL INCOME FUND)
   Mortgage-related securities, such as GNMA or FNMA certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than- expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

   An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.


[] ASSET-BACKED SECURITIES (LIMITED TERM U.S. GOVERNMENT FUND AND BOND INCOME
   FUND)
   The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, assets such as automobile and credit card receivables are being securitized in pass- through structures similar to mortgage pass- through structures or in a pay-through structure similar to a CMO structure. Generally the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio which includes high-yielding asset- backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.


[] COLLATERALIZED MORTGAGE OBLIGATIONS (ALL FUNDS EXCEPT MUNICIPAL INCOME FUND)
   A CMO is a security backed by a portfolio of mortgages or mortgage securities held under an indenture. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs may be considered derivative securities.

[] "STRIPPED" SECURITIES (GOVERNMENT SECURITIES AND STRATEGIC INCOME FUNDS)
   Stripped securities are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or Foreign Government Securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. Government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.


[] ZERO COUPON SECURITIES (ALL FUNDS EXCEPT ADJUSTABLE RATE FUND) AND
   PAY-IN-KIND SECURITIES (HIGH INCOME AND STRATEGIC INCOME FUNDS)
   Zero coupon securities are issued at a significant discount from face value and pay interest only at maturity, rather than at intervals during the life of the security. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. The prices of pay-in-kind or zero coupon securities may react more strongly to changes in interest rates than the prices of many other securities. The Funds are required to accrue and distribute income from pay-in-kind and zero coupon securities on a current basis, even though the Funds will not receive the income currently in cash. Thus a Fund may have to sell other investments to obtain cash needed to make income distributions.


[] WHEN-ISSUED SECURITIES (ALL FUNDS)
   If the value of a "when-issued" security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when a Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. Each Fund will set aside with its custodian certain assets to provide for satisfaction of its obligations under when-issued transactions.

[] OPTIONS, FUTURES, SWAP CONTRACTS AND CURRENCY TRANSACTIONS (ALL FUNDS
   EXCEPT ADJUSTABLE RATE FUND)
   Except as otherwise noted, the following discussion applies to all Funds except the Adjustable Rate Fund. The Funds may engage in a variety of transactions involving the use of options and futures with respect to U.S. or Foreign Government Securities, corporate fixed-income securities (in the case of the Strategic Income Fund) or municipal bonds or indices thereof (in the case of the Municipal Income Fund) for purposes of hedging against changes in interest rates.

   A Fund may buy, sell or write options on securities, securities indexes, currencies or futures contracts. A Fund may buy and sell futures contracts on securities, securities indexes or currencies. A Fund may also enter into swap contracts. A Fund may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that a Fund owns or intends to acquire. A Fund may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

   Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligations under the option.

   A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss). A Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of the Fund's net assets. Transactions in futures and related options involve the risks of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different hours, (3) the possible absence of a liquid secondary market at any point in time, and (4) the risk that if the subadviser's prediction on interest rates or other economic factors is inaccurate, the Fund may be worse off than if it had not hedged. Futures transactions involve potentially unlimited risk of loss.

   The Funds may enter into interest rate, currency and securities index swaps. The Funds will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the Standard & Poor's Composite Index of 500 Stocks [the "S&P 500"]) or in some other investment (such as U.S. Treasury securities).

   The value of options purchased by a Fund, futures contracts held by a Fund and a Fund's positions in swap contracts may fluctuate up or down based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options, futures or swaps involve costs and the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. The Fund will be required, however, to set aside with its custodian bank certain assets in amounts sufficient at all times to satisfy its obligations under options, futures and swap contracts.

   The successful use of options, futures and swaps will usually depend on a Fund's subadviser's ability to forecast bond market, currency or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options, futures and swap transactions also depends on the degree of correlation between the changes in the value of futures, options or swap positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Trading hours for options may differ from the trading hours for the underlying securities. Thus, significant price movements may occur in the securities markets that are not reflected in the options market. This may limit the effectiveness of options as hedging devices. In the case of swap contracts and of options that are not traded on an exchange and not protected by the Options Clearing Corporation ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Funds will treat most swap contracts and over-the-counter options (and the assets they segregate to cover their obligations thereunder) as illiquid. Certain provisions of the Code and certain regulatory requirements may limit the Funds' ability to engage in futures, options and swap transactions.

   The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments by the Bond Income, High Income and Strategic Income Funds in options and futures in foreign markets are subject to many of the same risks as are the Fund's other foreign investments. See "Foreign Securities" above. For further information, see "Miscellaneous Investment Practices -- Futures, Options and Swap Contracts" in Part II of the Statement.

[] RULE 144A SECURITIES (STRATEGIC INCOME, HIGH INCOME AND BOND INCOME FUNDS)
   Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the subadviser has determined, under guidelines established by the trustees of the Trusts, that the particular issue of Rule 144A securities is liquid. Investment in illiquid securities involves the risk that the Fund may be unable to sell such securities at the desired time.


[] SECURITIES LENDING (ALL FUNDS)
   The Funds may lend their portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% (25% for the Limited Term U.S. Government Fund and 15% for the Government Securities
   Fund) of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.


   Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

--------------------------------------------------------------------------------
                                FUND MANAGEMENT
--------------------------------------------------------------------------------

NEFM, 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds. NEFM oversees, evaluates and monitors the subadvisory services provided to each Fund and furnishes general business management and administration to each Fund. NEFM does not determine what investments will be purchased by the Funds.


Loomis Sayles, One Financial Center, Boston, Massachusetts 02111, is the subadviser of the Strategic Income and High Income Funds. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment counsel firms. Daniel Fuss, Managing Partner and Executive Vice President of Loomis Sayles, has served as the Strategic Income Fund's portfolio manager since the Fund's inception in May 1995. Mr. Fuss joined Loomis Sayles in 1976. Kathleen
C. Gaffney, Vice President of Loomis Sayles, has been assisting Mr. Fuss as a portfolio manager of the Fund since April 1996. Ms. Gaffney joined Loomis Sayles in 1984. Gary L. Goodenough, Vice President of Loomis Sayles, has served as the High Income Fund's portfolio manager since July 1996. Mr. Goodenough served as a Managing Director at Bear Stearns and Salomon Brothers prior to joining Loomis Sayles in 1993.

The subadviser of the other Funds is Back Bay Advisors, 399 Boylston Street, Boston, Massachusetts 02116. Back Bay Advisors provides discretionary investment management services to mutual funds and other institutional investors. Formed in 1986, Back Bay Advisors now manages 15 mutual fund portfolios and a total of over $6 billion of securities. Joel A. Damiani, Senior Vice President of Back Bay Advisors, has served as the Government Securities Fund's portfolio manager since May 1997. James S. Welch, Senior Vice President of Bay Back Advisors, and Scott A. Millimet, Executive Vice President of Back Bay Advisors, have served as the Limited Term U.S. Government Fund's portfolio managers since May 1997.
J. Scott Nicholson, Senior Vice President of Back Bay Advisors, has served as the Adjustable Rate Fund's portfolio manager since the Fund's inception in October 1991. Catherine L. Bunting, Senior Vice President of Back Bay Advisors, has served as the Bond Income Fund's portfolio manager since 1989. Nathan R. Wentworth, Vice President of Back Bay Advisors, has served as the Municipal Income Fund's portfolio manager since 1983. Each of the foregoing persons has been employed by Back Bay Advisors for at least five years, with the exception of Mr. Millimet, who, prior to joining Back Bay Advisors in 1994, served as a Vice President at BT Futures, Inc. (and as a Senior Vice President of Carroll McEntee & McGinley).

Subject to the supervision of NEFM, each subadviser manages the portfolio of each Fund to which it acts as subadviser in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities for the Fund and employs professional advisers and securities analysts who provide research services relating to the Fund.

Each of the Funds pays NEFM a management fee at the annual rate set forth in the following table, reduced by the amounts of any subadvisory fee payable by the Fund to the Fund's subadviser (as described below):

                                    MANAGEMENT FEE PAID BY FUND TO NEFM
                                    (AS A PERCENTAGE OF AVERAGE DAILY
               FUND                 NET ASSETS OF THE FUND)
               ----                 -----------------------
Adjustable Rate
Fund .............................  0.55% of the first $200 million
                                    0.51% of the next $300 million
                                    0.47% of amounts in excess of
                                          $500 million


Bond Income Fund and .............  0.500% of the first $100 million
Municipal Income Fund               0.375% of amounts in excess of
                                           $100 million
Government Securities ............  0.650% of the first $200 million
Fund and Limited Term               0.625% of the next $300 million
U.S. Government Fund                0.600% of amounts in excess of
                                           $500 million


High Income Fund .................  0.70% of the first $200 million
                                    0.60% of amounts in excess of
                                          $200 million

Strategic Income
Fund .............................  0.65% of the first $200 million
                                    0.60% of amounts in excess of
                                          $200 million

Each Fund pays its subadviser a subadvisory fee at the annual rate set forth in the following table:

                                                                                               SUBADVISORY FEE PAYABLE
                                                                                                    TO SUBADVISER
                                                                                                 (AS A PERCENTAGE OF
                            FUND                               SUBADVISER               AVERAGE DAILY NET ASSETS OF THE FUND)
                            ----                               ----------        ---------------------------------------------
Adjustable Rate Fund ........................................  Back Bay          0.275% of the first $200 million
                                                               Advisors          0.255% of the next $300 million
                                                                                 0.235% of amounts in excess of $500 million
Bond Income Fund and Municipal Income Fund ..................  Back Bay          0.2500% of the first $100 million
                                                               Advisors          0.1875% of amounts in excess of $100 million
Government Securities Fund and Limited Term .................  Back Bay          0.3250% of the first $200 million
U.S. Government Fund                                           Advisors          0.3125% of the next $300 million
                                                                                 0.3000% of amounts in excess of $500 million
High Income Fund and Strategic Income Fund ..................  Loomis Sayles     0.35% of the first $200 million
                                                                                 0.30% of amounts in excess of $200 million

NEFM has voluntarily agreed, until further notice to the High Income Fund, to reduce its management fee and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's expenses to an annual rate of 1.40% of the average daily net assets of the Fund attributable to Class A shares, 2.15% of such assets attributable to the Fund's Class B shares and 2.15% of such assets attributable to the Fund's Class C shares.

NEFM and Back Bay Advisors have voluntarily agreed, until further notice to the Adjustable Rate Fund, to reduce their fees and, if necessary, to bear certain expenses associated with operating the Fund, in order to limit the Fund's expenses to the annual rate of 0.70% of the Fund's average daily net assets attributable to Class A shares and 1.45% of such assets attributable to Class B shares.

If any of the voluntary fee reductions described above are terminated, the Prospectus of the affected Fund will be supplemented.

The transfer and dividend paying agent for the Funds is New England Funds Service Corporation ("NEFSCO"), 399 Boylston Street, Boston, Massachusetts 02116. NEFSCO has subcontracted certain of its obligations as such to State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110.

The general partners of each of Back Bay Advisors, Loomis Sayles, NEFM and the Distributor, and the sole shareholder of NEFSCO, are special purpose corporations that are indirect, wholly-owned subsidiaries of Nvest Companies. Nvest Companies' managing general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company. MetLife owns in the aggregate, directly and indirectly, approximately 47% of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.

In placing portfolio transactions for the Funds, Back Bay Advisors and Loomis Sayles seek the most favorable price and execution available. Subject to applicable regulatory restrictions and such policies as each Trust's trustees may adopt, Back Bay Advisors and Loomis Sayles may consider sales of shares of the Funds and other mutual funds they manage as a factor in the selection of broker-dealers to effect portfolio transactions for the Funds. Subject to procedures adopted by the trustees of the Trusts, Fund brokerage transactions may be executed by brokers that are affiliated with Nvest Companies, NEFM or any subadviser. See "Portfolio Transactions and Brokerage" in Part II of the Statement.


In addition to overseeing the management of the Funds' portfolios as conducted by the subadvisers, NEFM provides executive and other personnel for the management of the Trusts. Each Trust's Board of Trustees supervises the affairs of that Trust as conducted by NEFM and the subadvisers.


The Funds have received an exemptive order from the SEC to permit NEFM, subject to certain conditions, to enter into subadvisory agreements with subadvisers, including subadvisers other than the existing subadvisers of the Funds, when approved by the relevant Trust's Board of Trustees, without obtaining shareholder approval. The exemptive order also permits, without shareholder approval, the terms of an existing subadvisory agreement to be changed or the employment of an existing subadviser to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, when such changes or continuation are approved by the relevant Trust's Board of Trustees. Shareholders will be notified of any subadviser changes.

--------------------------------------------------------------------------------
                               BUYING FUND SHARES
--------------------------------------------------------------------------------

MINIMUM INVESTMENT

$2,500 is the minimum for an initial investment in any Fund and $100 is the minimum for each subsequent investment. There are special initial investment minimums for the following plans:

[] $25 (for initial and subsequent investments) for payroll deduction investment programs for 401(k), SARSEP, SEP, SIMPLE Plans, 403(b)(7) retirement plans and certain other retirement plans.

[] $100 on initial and subsequent investments for automatic investing through the Investment Builder program.

[] $250 on initial and $100 on subsequent investments for retirement plans with tax benefits such as corporate pension and profit sharing plans and Keogh plans.


[] $500 on initial and $100 on subsequent investments for IRAs.


[] $2,000 on initial and $100 on subsequent investments for accounts registered under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.


6 WAYS TO BUY FUND SHARES

CALL NEW ENGLAND FUNDS PERSONAL ACCESS
LINE(TM) AT 1-800-346-5984.

WITH OUR 24 HOUR AUTOMATED CUSTOMER
SERVICE SYSTEM YOU HAVE ACCESS TO YOUR
ACCOUNT. WITH A TOUCH-TONE TELEPHONE,
OBTAIN YOUR CURRENT ACCOUNT BALANCE,
RECENT TRANSACTIONS, FUND PRICES AND
RECENT PERFORMANCE INFORMATION. YOU CAN
ALSO PURCHASE OR EXCHANGE SHARES OF ANY
NEW ENGLAND FUND. FOR MORE INFORMATION
CALL US AT 1-800-225-5478.



You may purchase Class A, Class B and (in the case of the Limited Term U.S. Government, Strategic Income, Bond Income and High Income Funds) Class C shares of the Funds in the following ways:


[Graphic Omitted]
    THROUGH YOUR INVESTMENT DEALER:

Many investment dealers have a sales agreement with the Distributor and would be pleased to accept your order.

[Graphic Omitted]
    BY MAIL:

FOR AN INITIAL INVESTMENT, simply complete an application and return it, with a check payable to New England Funds, to P.O. Box 8551, Boston, MA 02266-8551.

FOR SUBSEQUENT INVESTMENTS, please mail your check to New England Funds, P.O. Box 8551, Boston, MA 02266-8551 along with a letter of instruction or an additional deposit slip from your statements. To make investing even easier, you can also order personalized investment slips by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time).

All purchases made by check should be in U.S. dollars and made payable to New England Funds, or, in the case of a retirement account, the custodian or trustee. Third party checks will generally not be accepted except under certain circumstances approved by the Distributor. When purchases are made by check or periodic account investment, redemptions may not be allowed until the investment being redeemed has been in the account for a minimum of ten calendar days.

[Graphic Omitted]
    BY WIRE TRANSFER OF FEDERAL FUNDS:

FOR AN INITIAL INVESTMENT call us at 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business to obtain an account number and wire transfer instructions.

FOR SUBSEQUENT INVESTMENTS, direct your bank to transfer funds to State Street Bank and Trust Company, ABA #011000028, DDA #99011538, Credit Fund (Fund name and Class of shares), Shareholder Name, Shareholder Account Number. Funds may be transferred between 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the Funds are open for business. Your bank may charge a fee for this service.

[Graphic Omitted]
    BY INVESTMENT BUILDER:

Investment Builder is New England Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more New England Funds.

FOR AN INITIAL INVESTMENT, please indicate that you would like to begin an automatic investment plan through Investment Builder. Indicate the amount of the monthly investment on the enclosed application and enclose a check marked "Void" or a deposit slip from your bank account.

TO ADD INVESTMENT BUILDER TO AN EXISTING ACCOUNT, please call us at 1-800-225-5478 for a Service Options Form.

[Graphic Omitted]
    BY ELECTRONIC PURCHASE THROUGH ACH:

You may purchase additional shares electronically through the Automated Clearing House ("ACH") system as long as your bank or credit union is a member of the ACH system and you have a completed, approved ACH application on file with the Fund.


To purchase through ACH, call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business. You may also purchase shares through ACH by calling New England Funds Personal Access Line
(TM) at 1-800-346-5984 twenty-four hours a day. Under normal circumstances, the New York Stock Exchange (the "Exchange") closes at 4:00 p.m. (Eastern time). Purchase orders accepted through ACH or New England Funds Personal Access Line(TM) will be complete only upon the receipt by New England Funds of funds from your bank and, on the day that funds are received, will be processed at the net asset value determined at the close of regular trading on the Exchange on days that the Exchange is open. Proceeds of redemptions of Fund shares purchased through ACH may not be available for up to ten days after the purchase date.


TO MAKE INVESTING EVEN EASIER, YOU CAN
ALSO ORDER PERSONALIZED INVESTMENT SLIPS
BY CALLING 1-800-225-5478 BETWEEN 8:00
A.M. AND 7:00 P.M. (EASTERN TIME).

[Graphic Omitted]
    BY EXCHANGE FROM ANOTHER NEW ENGLAND FUND:


You may also purchase shares of a Fund by exchanging shares from another New England Fund. Please see "Owning Fund Shares -- Exchanging Among New England Funds" for details.

GENERAL
All purchase orders are subject to acceptance by the Funds and will be effected at the net asset value next determined after the order is received in proper form by State Street Bank, (except orders received by your investment dealer before the close of trading on the Exchange and transmitted to the Distributor by 5:00 p.m. Eastern time (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) on the same day, which will be effected at the net asset value determined on that day. Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of sales of shares.

Class B and C shares and certain shareholder features may not be available to persons whose shares are held in street name accounts.


You will not receive any certificates for your Class A shares unless you request them in writing from the Distributor. The Funds' "open account" system for recording your investment eliminates the problems and expense of handling and safekeeping certificates. Certificates will not be issued for Class B or Class C shares. If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact your investment dealer or the Distributor for details.

SALES CHARGES


Each Fund offers two (or, in the case of the Limited Term U.S. Government Fund, Strategic Income Fund, Bond Income Fund and High Income Fund, three) classes of shares to the general public:


CLASS A SHARES
Class A shares are offered at net asset value plus a sales charge which varies depending on the size of your purchase. They are also subject to a 0.25% annual service fee and, in the case of the Limited Term U.S. Government Fund, a 0.10% annual distribution fee. Class A shares are offered subject to the following sales charges:

GOVERNMENT SECURITIES FUND
STRATEGIC INCOME FUND
BOND INCOME FUND
MUNICIPAL INCOME FUND
HIGH INCOME FUND
                                       SALES CHARGE AS A % OF        DEALER'S
                                  ---------------------------------  CONCESSION
                                                    NET              AS A % OF
VALUE OF TOTAL                    OFFERING          AMOUNT           OFFERING
INVESTMENT                        PRICE             INVESTED         PRICE
Less than $100,000                4.50%             4.71%            4.00%
$100,000 - $249,999               3.50%             3.63%            3.00%
$250,000 - $499,999               2.50%             2.56%            2.15%
$500,000 - $999,999               2.00%             2.04%            1.70%
$1,000,000 or more                None              None              *

LIMITED TERM U.S. GOVERNMENT FUND
                                       SALES CHARGE AS A % OF        DEALER'S
                                  ---------------------------------  CONCESSION
                                                    NET              AS A % OF
VALUE OF TOTAL                    OFFERING          AMOUNT           OFFERING
INVESTMENT                        PRICE             INVESTED         PRICE
Less than $100,000                3.00%             3.09%            2.70%
$100,000 - $249,999               2.50%             2.56%            2.15%
$250,000 - $499,999               2.00%             2.04%            1.70%
$500,000 - $999,999               1.25%             1.27%            1.00%
$1,000,000 or more                None              None              *

ADJUSTABLE RATE FUND
                                       SALES CHARGE AS A % OF        DEALER'S
                                  ---------------------------------  CONCESSION
                                                    NET              AS A % OF
VALUE OF TOTAL                    OFFERING          AMOUNT           OFFERING
INVESTMENT                        PRICE             INVESTED         PRICE
Up to $999,999                    1.00%             1.01%            0.85%
$1,000,000 or more                None              None              *


* The Distributor may, at its discretion, pay investment dealers who initiate and are responsible for such purchases of the Funds (except the Adjustable Rate Fund and investments by plans under Section 401(a) or 401(k) of the Code whose total investments amount to $1 million or more or that have 100 or more eligible employees ["Retirement Plans"]) a commission of up to 1% on the first $3 million invested and 0.50% on the excess over $3 million. The Distributor may, at its discretion, pay investment dealers who initiate and are responsible for such purchases of the Adjustable Rate Fund, including purchases by Retirement Plans, a commission of up to 0.50% on the first $3 million invested, 0.20% on the next $2 million and 0.08% on the excess over $5 million. For investments by Retirement Plans in Funds other than the Adjustable Rate Fund, the Distributor may, at its discretion, pay investment dealers who initiate and are responsible for such purchases a commission of up to the following amounts: 1% on the first $3 million invested and 0.50% on amounts over $3 million and up to $10 million. These commissions are not payable if the purchase represents the reinvestment of a redemption from any New England Fund during the previous 12 calendar months. Section 401(a), 401(k), 457 and 403(b) plans that have total investment assets of at least $10 million are eligible to purchase Class Y shares of the Funds, which are described in a separate Prospectus.

CONTINGENT DEFERRED SALES CHARGE (CLASS A SHARES ONLY). For purchases of Class A shares of the Funds of $1,000,000 or more or purchases by Retirement Plans as defined above, a CDSC of 1% applies to redemptions of shares within one year of the date of purchase. If an exchange is made to Class A shares of New England Cash Management Trust Money Market Series or New England Tax Exempt Money Market Trust (the "Money Market Funds"), then the one-year holding period for purposes of determining the expiration of the CDSC will stop and will resume only when an exchange is made back into Class A shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into the Trusts, then a CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the Class A shares held the longest are the first to be redeemed. The CDSC applies to redemptions through the day one year after the day on which the purchase was accepted. No CDSC applies to a redemption of shares followed by a reinvestment effected within 30 days after the date of the redemption.


CLASS B SHARES
Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.25% annual service fee, a 0.75% annual distribution fee for eight years (at which time they automatically convert to Class A shares) and a CDSC if they are redeemed within six years of purchase. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of any series of the Trusts. If the exchange is made to Class B shares of a Money Market Fund, then the holding period stops and will resume only when an exchange is made back into Class B shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then a CDSC applies to the redemption, at the same rate as if the Class B shares of the Fund had been redeemed at the time they were exchanged for Money Market Fund shares. For the purpose of the CDSC it is assumed that the shares held the longest are the first to be redeemed.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. The CDSC equals the following percentages of the dollar amounts subject to the charge:


                                              CONTINGENT DEFERRED
                                               SALES CHARGE AS A
                                              PERCENTAGE OF DOLLAR
YEAR SINCE PURCHASE                         AMOUNT SUBJECT TO CHARGE
-------------------                         ------------------------
    1st ............................................... 5%
    2nd ............................................... 4%
    3rd ............................................... 3%
    4th ............................................... 3%
    5th ............................................... 2%
    6th ............................................... 1%
    thereafter ........................................ 0%

Year one ends one year after the day on which the purchase was accepted, and so on.

At the time of sale, the Distributor pays investment dealers a commission of 3.75% of the sales price on sales of Class B shares of the Government Securities, Strategic Income, Bond Income, High Income and Municipal Income Funds and 2.75% of the sales price on sales of the Class B shares of the Limited Term U.S. Government and Adjustable Rate Funds and advances the first year's service fee (up to 0.25%) on sales of the Funds' Class B shares by such dealers.


A, B OR C SHARES -- WHICH SHOULD YOU
CHOOSE?

YOUR CHOICE OF SHARE CLASS DEPENDS ON
THE SIZE OF YOUR INVESTMENT AND HOW LONG
YOU INTEND TO HOLD YOUR SHARES. IN
GENERAL, THERE ARE ONLY MINOR
DIFFERENCES IN PERFORMANCE RESULTS FOR
THE DIFFERENT CLASSES IF HELD FOR THE
LONG TERM. CONSULT YOUR FINANCIAL
REPRESENTATI VE FOR HELP IN DECIDING
WHICH CLASS IS APPROPRIATE FOR YOU.


CLASS C SHARES
Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee, a 0.75% annual distribution fee, and a CDSC of 1.00% on redemptions made within one year of the date of purchase, and do not convert into another class.

The Distributor pays to investment dealers at the time of sale a sales commission of 1.00% of the sales price of Class C shares sold by such investment dealers. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years Class C shareholders will be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then a CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held the longest are the first to be redeemed. The CDSC applies to redemptions through the day one year after the day on which the purchase was accepted.

DECIDING WHICH CLASS TO PURCHASE
The decision as to whether Class A, Class B or (in the case of the Limited Term U.S. Government, Strategic Income, Bond Income and High Income Funds) Class C shares are more appropriate for an investor depends on the amount and intended length of the investment. Investors making large investments, qualifying for a reduced initial sales charge, might consider Class A shares because Class A shares have lower 12b-1 fees and pay correspondingly higher dividends per share. For these reasons, the Distributor will treat any order of $1 million or more for Class B shares as a Class A order. Any order of $1 million or more for Class C shares will be treated as an order for Class A shares, unless you indicate on the relevant section of your application that you have been informed of the relative advantages and disadvantages of Class A and Class C shares. Investors making smaller investments might consider Class B or Class C shares because 100% of the purchase is invested immediately. Investors making smaller investments who anticipate redeeming their shares within six years may find Class C shares more favorable than Class B shares, because Class B shares are subject to a CDSC on redemptions made within six years after purchase, whereas the Class C CDSC applies only to redemptions made during the first year after purchase. Class B shares are more favorable than Class C shares for investors who anticipate holding their investment for more than eight years since Class B shares convert to Class A shares (and thus bear lower ongoing fees) after eight years. Consult your investment dealer for advice applicable to your particular circumstances.

GENERAL
The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gains distributions. The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested, and is paid to the Distributor. The CDSC may be eliminated for certain persons and organizations, as described in the following paragraph and under "Reduced Sales Charges (Class A Shares Only)."


NO CDSC ON ANY CLASS OF SHARES APPLIES in connection with (1) redemptions by retirement plans qualified under Code Sections 401(a) or 403(b)(7) when such redemptions are necessary to make distributions to plan participants; (2) distributions from an IRA due to death, disability or a tax-free return of an excess contribution; (3) distributions by other employee benefit plans to pay benefits; and (4) distributions by a Section 401(a) plan due to death. For 403(b)(7) and IRA accounts established before January 3, 1995, the CDSC is waived for redemptions made after attainment of age 59 1/2. The CDSC is waived for redemptions made to make required minimum distributions after attainment of age 70 1/2 for 403(b)(7) and IRA accounts established on or after January 3, 1995. There is also no CDSC on redemptions following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year after the shareholder's death or disability. In addition, there is no CDSC on certain withdrawals pursuant to a Systematic Withdrawal Plan. See "Selling Fund Shares -- 5 Ways to Sell Fund Shares -- By Systematic Withdrawal Plan" below.

Each Fund receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the CDSC. For purposes of the CDSC, an exchange from one series of the Trusts to another series of the Trusts is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a redemption and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or a loss.

The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A shares of each Fund to investment dealers from time to time. The staff of the SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund's shares.

For new amounts invested, the Distributor may, at its expense, pay investment dealers who sell shares of the Funds at net asset value to an eligible governmental authority 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. The same compensation schedule applies to sales of $250,000 or more of shares of the Adjustable Rate Fund and $5 million or more of shares of the Limited Term U.S. Government Fund to trust companies, bank trust departments, corporations and credit unions as described below under "Reduced Sales Charges (Class A Shares Only)." These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any series of the Trusts or if the account is registered in street name.


The Distributor may, at its expense, provide additional promotional incentives or payments to dealers who sell shares of the Funds (including in some cases, exclusively to New England Securities Corporation, a broker-dealer affiliate of the Distributor, and MetLife). In some instances additional compensation is provided to certain dealers who achieve sales goals or who may sell significant amounts of shares. Such compensation may include (i) full reallowance of the sales charge on the Class A shares; (ii) additional compensation with respect to the sale of Class A, B and C shares; (iii) financial assistance programs to dealers in connection with conferences, sales or training programs, seminars, advertising and sales campaigns and/or shareholder services arrangements. Certain firms and their representatives who have sold or may sell significant amounts of shares, or have achieved other objectives, may receive gifts of merchandise and/or incentives of travel and lodging or the payment of these and other expenses incurred in connection with trips to locations, within or outside the U.S., for educational seminars or meetings of a business nature. Membership in the New England Funds President's Council is based on sales achievement and other criteria and may result in the provision of gifts of merchandise, a subscription to a financial publication and participation in sales assistance programs and educational seminars. The participation of broker-dealer firms and their representatives in compensation and incentive programs is at the discretion of the firm. Compensation and incentives shall conform with the applicable Rules of the National Association of Securities Dealers, Inc.

REDUCED SALES CHARGES
(CLASS A SHARES ONLY)


[] LETTER OF INTENT -- if aggregate purchases of all series and classes of the Trusts over a 13-month period will reach a breakpoint (a dollar amount at which a lower sales charge applies), smaller individual amounts can be invested at the sales charge applicable to that breakpoint.


[] COMBINING ACCOUNTS -- purchases by all qualifying accounts of all series and classes of the Trusts (which do not include the Money Market Funds unless the shares were purchased through an exchange from a series of the Trusts) may be combined with purchases of qualifying accounts of a spouse, parents, children, siblings, grandparents or grandchildren, individual fiduciary accounts, sole proprietorships and/or single trust estates. The values of all accounts are combined to determine the sales charge.

[] UNIT HOLDERS OF UNIT INVESTMENT TRUSTS -- unit investment trust distributions of less than $1 million may be invested in shares of any Fund at a reduced sales charge of a maximum of 1.50% of the public offering price (or 1.52% of the net amount invested). 100% of the sales charge is paid to the dealer as a dealer's concession on such sales.

[] Shares of the Adjustable Rate Fund and Limited Term U.S. Government Fund may be purchased at net asset value, without payment of sales charge or CDSC, by trust companies and bank trust departments for funds over which they exercise discretionary investment authority and which they hold in a fiduciary, agency, custodial or similar capacity, by corporations that purchase shares for their own account and by credit unions, provided that the amount invested is $250,000 or more in the case of the Adjustable Rate Fund and $5 million or more in the case of the Limited Term U.S. Government Fund.

[] ELIGIBLE GOVERNMENTAL AUTHORITIES -- no sales charge or CDSC applies to investments by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

[] CLIENTS OF AN ADVISER OR SUBADVISER -- no sales charge or CDSC applies to investments of $25,000 or more in the Funds by (1) clients of an adviser or subadviser to any series of the Trusts, any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts and the parents, spouses and children of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype Plan document of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for these arrangements should so indicate in writing at the time of the purchase.


[] Shares of the Funds may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.


[] Shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by the Distributor. This compensation may be paid indirectly by the Fund in the form of servicing and distribution fees.


[] Shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

[] Shares of the Funds also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation, in an amount of up to 0.35% annually of the average value of the Fund shares held by their customers. This compensation may be paid by NEFM and/or a Fund's subadviser out of their own assets, or may be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

[] There is no sales charge, CDSC or initial investments minimum on investments by current and retired employees of the Trusts' investment advisers, subadvisers, the Distributor, New England Life Insurance Company ("NELICO") or MetLife or any other company affiliated with NELICO or MetLife; current and former directors and trustees of the Trusts, NELICO or MetLife or their predecessor companies; agents and general agents of NELICO or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker- dealers who have selling arrangements with the Distributor; the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of any of the persons listed above; any trust, pension, profit sharing or other benefit plan for any of the foregoing persons and any separate account of NELICO or MetLife or of any insurance company affiliated with NELICO or MetLife.

[] Shareholders of Reich and Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Funds at net asset value and without the imposition of a sales charge.


The reduction or elimination of the sales charge in connection with sales described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------
                               OWNING FUND SHARES
--------------------------------------------------------------------------------

EXCHANGING AMONG
NEW ENGLAND FUNDS

AUTOMATIC EXCHANGE PLAN

THE FUNDS HAVE AN AUTOMATIC EXCHANGE
PLAN UNDER WHICH SHARES OF A CLASS OF A
FUND ARE AUTOMATICALL Y EXCHANGED EACH
MONTH FOR SHARES OF THE SAME CLASS OF
OTHER SERIES OF THE TRUSTS. THE MINIMUM
MONTHLY EXCHANGE AMOUNT UNDER THE PLAN
IS $100. THERE IS NO FEE FOR EXCHANGES
MADE PURSUANT TO THIS PROGRAM, BUT THERE
MAY BE A SALES CHARGE AS DESCRIBED ON
THIS PAGE. SHARES OF THE ADJUSTABLE RATE
FUND THAT ARE SUBJECT TO A DIFFERENTIAL
SALES CHARGE AS DESCRIBED ON THIS PAGE
MAY NOT PARTICIPATE IN THIS PROGRAM.


CLASS A SHARES
Except as indicated in the next two sentences, you may exchange Class A shares of any series of the Trusts (and Class A shares of the Money Market Funds acquired through exchanges from any series of the Trusts) for Class A shares of any other series of the Trusts without paying a sales charge; such exchanges will be made at the next-determined net asset value of the shares. Class A shares of New England Intermediate Term Tax Free Fund of California (the "California Fund") (and shares of the Money Market Funds acquired through exchanges of such shares) may be exchanged for Class A shares of another series of the Trusts at net asset value only if you have held the California Fund shares for at least six months; otherwise, you will pay the difference between any sales charge you have already paid on your California Fund shares and the higher sales charge of the series into which you are exchanging. If you exchange Class A shares of the Adjustable Rate Fund (and shares of the Money Market Funds acquired through exchanges of such shares) for shares of another series of the Trusts that has a higher sales charge, you will pay the difference between any sales charge you have already paid on your Adjustable Rate Fund shares and the higher sales charge of the series into which you are exchanging. In addition, you may redeem Class A shares of any Money Market Fund that were not acquired through exchanges from any series of the Trusts and have the proceeds directly applied to the purchase of shares of a series of the Trusts at the applicable sales charge.

CLASS B SHARES
You may exchange Class B shares of any series of the Trusts (and Class B shares of the Money Market Funds and Class A shares of the Money Market Funds that have not been subject to a previous sales charge) for Class B shares of any other series of the Trusts. Such exchanges will be made at the next-determined net asset value of the shares. Class B shares will automatically convert on a tax-free basis to Class A shares eight years after they are purchased (excluding the time the shares are held in a Money Market Fund). See "Sales Charges -- Class B Shares" above.

CLASS C SHARES
You may exchange Class C shares of any series of the Trusts (and Class C shares of the Money Market Funds and Class A shares of the Money Market Funds that have not been subject to a previous sales charge) for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.

CLASS Y SHARES
Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by NELICO for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll-free at 1-800-225-5478.

TO MAKE AN EXCHANGE, please call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business, write to New England Funds or call New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. Exchange requests after 4:00 p.m., (Eastern time), or after the Exchange closes if it closes earlier than 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open. The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), except that under the Automatic Exchange Plan, the minimum is $100. All exchanges are subject to the eligibility requirements of the series into which you are exchanging. In connection with any exchange, you must obtain and carefully read a current Prospectus of the series into which you are exchanging. The exchange privilege may be exercised only in those states where shares of such other series may be legally sold.

You have the automatic privilege to exchange your Fund shares by telephone. The Fund and NEFSCO will employ reasonable procedures to confirm that your telephone instructions are genuine, and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund and NEFSCO will require a form of personal identification prior to acting upon your telephone instructions, will provide you with written confirmations of such transactions and will record your instructions.


For federal tax purposes, an exchange of shares of one series of the Trusts for shares of another series is considered to be a redemption and purchase and, therefore, is considered to be a taxable event on which you may recognize a gain or a loss.

Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.


MARKET TIMER RESTRICTIONS. Purchases and exchanges into the Funds should be made for investment purposes only. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) when such transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Without limiting the generality of the foregoing, the Funds and the Distributor reserve the right to restrict (e.g., by limiting to a specified dollar amount) purchases and exchanges for the account of "market timers." An account will be deemed to be the account of a market timer if (i) more than two exchange purchases of a given Fund are effected for the account in a calendar quarter or (ii) the account effects one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.


FUND DIVIDEND PAYMENTS


Each Fund declares dividends daily and pays them monthly. Each Fund pays as dividends substantially all net investment income (tax-exempt and taxable income other than long-term capital gains) each year and distributes annually all net realized long-term capital gains (after applying any available capital loss carryovers). Each Fund distributes net realized short-term capital gains annually. The trustees of the Trusts may adopt a different schedule as long as payments are made at least annually. If you intend to purchase shares of a Fund shortly before it declares a capital gain distribution, you should be aware that a portion of the purchase price may be returned to you as a taxable distribution.

You have the option to reinvest all distributions in additional shares of the same class of the Fund or in shares of the same class of other series of the Trusts, to receive distributions from ordinary income in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or the same class of other series of the Trusts, or to receive all distributions in cash. Income distributions and capital gains distributions will be reinvested in shares of the same class of the Fund at net asset value (without a sales charge or CDSC) unless you select another option. You may change your distribution option by notifying New England Funds in writing or by calling 1-800-225-5478. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.


------------------------------------------------------------------------------
                        DIVIDEND DIVERSIFICATION PROGRAM
------------------------------------------------------------------------------

    You may also establish a dividend diversification program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another New England Fund, subject to the investor eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing fund account and, if a new account in the purchased fund is being established, the purchased fund's minimum investment requirements must be met. Before establishing a dividend diversification program into any other New England Fund, you must obtain and carefully read a copy of that fund's prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SELLING FUND SHARES
--------------------------------------------------------------------------------

5 WAYS TO SELL FUND SHARES

You may sell Class A, Class B and Class C shares of the Funds in the following ways:

[Graphic Omitted]
    THROUGH YOUR INVESTMENT DEALER:

Call your authorized investment dealer for information.

[Graphic Omitted]
    BY TELEPHONE:

You or your investment dealer may redeem (sell) shares by telephone using any of the three methods described below:


Wired to Your Bank Account -- If you have previously selected the telephone redemption privilege on your account, Class A, Class B and Class C shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business. Class A shares only may also be redeemed by calling New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. The proceeds (LESS ANY APPLICABLE
CDSC) generally will be wired on the next business day to the bank account previously chosen by you on your application. A wire fee (currently $5.00) will be deducted from the proceeds.


Your bank must be a member of the Federal Reserve System or have a correspondent bank that is a member. If your account is with a savings bank, it must have only one correspondent bank that is a member of the System.


Mailed to Your Address of Record -- Shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business and requesting that a check for the proceeds (LESS ANY APPLICABLE CDSC) be mailed to the address on your account, provided that the address has not changed over the previous month and that the proceeds are for $100,000 or less. Generally, the check will be mailed to your address of record on the business day after your redemption request is received.

Through ACH -- Shares may be redeemed electronically through the ACH system, provided that you have an approved ACH application on file with the Fund. To redeem through ACH, call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business, or for Class A shares call New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. The proceeds (LESS ANY APPLICABLE CDSC) generally will arrive at your bank within three business days; their availability will depend on your bank's particular rule. Redemption requests accepted after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes before 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open.


[Graphic Omitted]
    BY MAIL:


You may redeem your shares at their net asset value (LESS ANY APPLICABLE CDSC) next determined after receipt of your request in good order by sending a written request (including any necessary special documentation) to New England Funds, P.O. Box 8551, Boston, MA 02266-8551.

The request must include the name of the Fund and class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and whether you wish the proceeds mailed to your address of record, wired to your bank account or transmitted through ACH. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on your confirmation statement) and indicate any special capacity in which they are signing (such as trustee, custodian or under power of attorney or on behalf of a partnership, corporation or other entity).

If you are redeeming shares worth less than $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, no signature guarantee is required. Otherwise, you generally must have your signature guaranteed by an eligible guarantor institution in accordance with procedures established by the Funds and NEFSCO. Signature guarantees by notaries public are not acceptable.


Additional written information may be required for redemptions by certain benefit plans and IRAs. Contact the Distributor or your investment dealer for details.

If you hold certificates for your Class A shares, you must enclose them with your redemption request or your request will not be honored. The Funds recommend that certificates be sent by registered mail.

[Graphic Omitted]
    BY CHECK:

Checkwriting is available on Class A shares of the Limited Term U.S. Government and Adjustable Rate Funds only. To elect checkwriting for your account, select the checkwriting option on your application and complete the attached signature card. To add checkwriting to an existing account, please call 1-800-225-5478 for our Service Options Form. The Fund will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $500 or more. The checkwriting privilege does not apply to shares for which you have requested share certificates to be issued. Checkwriting is not available for investor accounts containing Class A shares subject to a CDSC.

If you use withdrawal checks, you will be subject to State Street Bank's rules governing checking accounts. The Limited Term U.S. Government Fund, the Adjustable Rate Fund and the Distributor are in no way responsible for any checkwriting account established with State Street Bank.

You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.

[Graphic Omitted]
    BY SYSTEMATIC WITHDRAWAL PLAN:

You may establish a Systematic Withdrawal Plan that allows you to redeem shares and receive payments on a regular schedule. In the case of shares subject to a CDSC, the amount or percentage you specify may not exceed, on an annualized basis, 10% of the value of your Fund account (based on the day you establish your plan). Redemption of shares pursuant to the plan will not be subject to a CDSC. For information, contact the Distributor or your investment dealer. Since withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.


GENERAL. Redemption requests will be effected at the net asset value next determined after the redemption request is received in proper form by State Street Bank or your investment dealer, except that orders received by your investment dealer before the close of regular trading on the Exchange and transmitted to the Distributor by 5:00 p.m. Eastern time (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) on the same day will receive that day's net asset value. Redemption proceeds (LESS ANY APPLICABLE CDSC) will normally be sent to you within seven days after State Street Bank or the Distributor receives your request in good order. However, in those cases where you have recently purchased your shares by check or an electronic funds transfer through the ACH system and you make a redemption request within 10 days after such purchase or transfer, the Fund may withhold redemption proceeds until the Fund knows that the check or funds have cleared.


During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If you are unable to contact the Distributor by telephone, shares may be redeemed by delivering the redemption request in person to the Distributor or by mail as described above. Requests are processed at the net asset value next determined after the request is received.

Special rules apply to redemptions under powers of attorney. Please call the Distributor or your investment dealer for more information.

Telephone redemptions are not available for tax-qualified retirement plans or for Fund shares in certificate form. If certificates have been issued for your investment, you must send them to New England Funds along with your request before a redemption request can be honored. See the instructions for redemption by mail above.

The Funds may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors.


If Back Bay Advisors, or Loomis Sayles in the case of the Strategic Income and High Income Funds, determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Fund Details -- How Fund Share Price Is Determined." Securities distributed by a Fund in kind will be selected by Back Bay Advisors or Loomis Sayles in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Fund's right to pay redemptions in kind is limited by an election made by the Funds under Rule 18f-1 under the 1940 Act. See "Redemptions" in Part II of the Statement.

The Funds reserve the right to suspend account services or refuse transaction requests when notice has been received by the Fund of a dispute between the registered or beneficial owners of an account or there is suspicion or evidence that a fraudulent act may result.


REPURCHASE OPTION
(CLASS A SHARES ONLY)

You may apply your proceeds from the redemption of Class A shares of the Funds (without a sales charge) to the repurchase of Class A shares of any series of the Trusts. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify New England Funds or your investment dealer at the time of reinvestment that you are taking advantage of this privilege. You may reinvest the proceeds either by returning the redemption check or by sending your check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences (even if the proceeds are later reinvested). Please consult your tax adviser.

--------------------------------------------------------------------------------
                                  FUND DETAILS
--------------------------------------------------------------------------------

HOW FUND SHARE PRICE IS DETERMINED


The net asset value of each Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange on each day that the Exchange is open for trading. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by each Trust's Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. Securities traded primarily on an exchange outside the United States which closes before the close of the Exchange generally will be valued for purposes of calculating the Fund's net asset value at the last sale or bid price on that non-U.S. exchange, except that when an occurrence after the closing of that exchange is likely to have materially changed such a security's value, such security will be valued at fair value as determined by or under the direction of each Trust's Board of Trustees as of the close of regular trading on the Exchange. An option that is written by the Fund generally will be valued at the last sale price or, in the absence of the last sale price, the last offer price. A futures contract will be valued at the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of each Trust's Board of Trustees. All other securities and assets of each Fund's portfolio are valued at their fair market value as determined in good faith by the adviser or subadviser of that Fund (or a pricing service selected by the adviser or subadviser) under the supervision of each Trust's Board of Trustees. The value of any assets for which the market price is expressed in terms of a foreign currency will be translated into U.S. dollars at the prevailing market rate on the date of the net asset value computation, or, if no such rate is quoted at such time, at such other appropriate rate as may be determined by or under the direction of each Trust's Board of Trustees.

The net asset value per share of each class is determined by dividing the value (determined as explained above) of all securities plus any cash and other assets (including dividends and interest receivable but not collected) less all liabilities (including accrued expenses) attributable to such class, by the number of shares of such class outstanding. The public offering price of each Fund's Class A shares is determined by adding the applicable sales charge to the net asset value. See "Buying Fund Shares -- Sales Charges" above. The public offering price of Class B and Class C shares is the net asset value per share.

The exact price you pay for a share will be determined by the next set of calculations made after your order is accepted by NEFSCO. In other words, if, on a Tuesday morning, your properly completed application is received, your wire is received or your dealer places your trade for you, the price you pay will be determined by the calculations made as of the close of regular trading on the Exchange on Tuesday. If you buy shares through your investment dealer, the dealer must receive your order by the close of regular trading on the Exchange and transmit it to the Distributor by 5:00 p.m. (Eastern time) (or under limited circumstances, such other time no later than 8:00 p.m. (Eastern time) as may be agreed upon between the dealer and the Distributor) to receive that day's public offering price.


-------------------------------------------------------------------------------
                         CALCULATING THE PRICE OF SHARES
-------------------------------------------------------------------------------

    Total Market Value of
    Portfolio Securities    +   Other          Any
                                Assets  --  Liabilities
    --------------------------------------------------- = Net Asset Value (NAV)

    Total Number of Outstanding Shares in a Class
    THE PUBLIC OFFERING PRICE FOR CLASS A SHARES IS THE NAV PLUS THE APPLICABLE SALES CHARGE. THE PUBLIC OFFERING PRICE FOR CLASS B AND CLASS C SHARES IS THE NAV.

-------------------------------------------------------------------------------

INCOME TAX CONSIDERATIONS


Each Fund intends to meet all requirements of the Code necessary to ensure that it qualifies as a regulated investment company and thus does not expect to pay any federal income tax on investment income and capital gains distributed to shareholders in cash or additional shares. Unless you are a tax-exempt entity, your distributions derived from a Fund's short-term capital gains and, except for the Municipal Income Fund, ordinary income are generally taxable to you as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more that 18 months (i.e., 28% Rate Gains) and from net gains on securities held for more than 18 months (i.e., 20% Rate Gains) are taxable to you as such, regardless of how long you have owned shares in the Fund. Both ordinary income and capital gains distributions are taxable whether distributed to you in cash or additional shares.


A Fund's transactions in foreign currency-denominated debt securities and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a part or all of a Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid federal income tax liability.


Dividends derived from interest on U.S. Government securities may be exempt from state and local income taxes. The Funds intend to advise shareholders of the proportion of each Fund's dividends that are derived from such interest. Before investing in any of the Funds, you should check the consequences under your local and state tax laws, which may be different from the federal tax consequences, and the consequences for any retirement plan offering tax benefits.

To avoid an excise tax, each Fund intends to distribute prior to calendar year-end virtually all the Fund's ordinary income earned during that calendar year, and virtually all of the capital gain net income the Fund realized during the twelve months ending October 31 but has not previously distributed. If declared in October, November or December to shareholders of record in that month and paid the following January, these distributions will be considered for federal income tax purposes to have been received by shareholders on December 31 of the year in which they were declared.

Each Fund (possibly excepting the Municipal Income Fund, as described below) is required to withhold 31% of all income dividends and capital gains distributions it pays to you (i) if you do not provide a correct, certified taxpayer identification number, (ii) if the Fund is notified that you have underreported income in the past or (iii) if you fail to certify to the Fund that you are not subject to such withholding. In addition, each Fund will be required to withhold 31% of the gross proceeds of Fund shares you redeem if you have not provided a correct, certified taxpayer identification number or if the Fund is notified that you have underreported income in the past. If you are a tax-exempt institution, however, these back-up withholding rules will not apply so long as you furnish the Fund with an appropriate certification.


Annually, if you earn more than $10 in taxable income from a Fund, you will receive a Form 1099 to assist you in reporting the prior calendar year's distributions on your federal income tax return. You should consult your tax adviser about any state or local taxes that may apply to such distributions. Be sure to keep the Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

The foregoing is a summary of certain federal income tax consequences of an investment in a Fund for shareholders who are U.S. citizens or corporations. You should consult a competent tax adviser as to the effect of an investment in a Fund on your particular federal, state and local tax situations.


[] Adjustable Rate Fund
   While many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a Fund from direct obligations of the U.S. Government, less than 20% of the distributions of the Adjustable Rate Fund during the current fiscal year are expected to qualify for such tax-free treatment. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. Government securities do not qualify as direct federal obligations in most states.

[] Municipal Income Fund
   Dividends paid to you as a shareholder of the Municipal Income Fund that are derived from interest on municipal securities are "exempt- interest dividends" and may be excluded from gross income on your federal tax return. However, if you receive social security benefits, you may be taxed on a portion of those benefits as a result of receiving tax- exempt income. Also, if the Municipal Income Fund invests in "private activity" bonds, a portion of the Fund's dividends may constitute a tax preference item subject to the alternative minimum tax. See "Investment Strategy -- Fund Investments" for further information.

   Other ordinary income and short-term capital gain distributions, if any, paid by the Municipal Income Fund are taxable to you as ordinary income, and long-term capital gains distributions paid by the Fund are taxable to you as capital gains (28% Rate Gain or 20% Rate Gain, as the case may be), whether received in cash or additional shares.

   If at least 95% of the Fund's dividends are "exempt-interest dividends," federal back-up withholding rules do not apply. However, if the percentage should ever drop below 95%, the Fund will be required to withhold 31% of all income dividends that are not "exempt-interest dividends" and 31% of all capital gain distributions it pays to you (i) if you do not provide a correct, certified taxpayer identification number, (ii) if the Fund is notified that you have underreported income in the past, or (iii) if you fail to certify to the Fund that you are not subject to such withholding. The federal exemption for "exempt-interest dividends" does not necessarily result in exemption from state and local taxes. Distributions of "exempt-interest dividends" may be exempt from local and state taxation to the extent they are derived from the state or locality in which you reside. Before investing in the Fund, you should check the consequences under your local and state tax laws. The Fund will report annually on a state-by-state basis the source of income the Fund receives on tax-exempt bonds that was paid out as dividends during the preceding year.

THE FUNDS' EXPENSES

In addition to the management fee paid to NEFM, each Fund pays all expenses not borne by its adviser or subadviser or the Distributor, including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' independent trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings, preparing, printing and mailing prospectuses and reports to shareholders and the compensation of trustees who are not directors, officers or employees of NELICO or MetLife or their affiliates, other than affiliated registered investment companies. In the case of Funds that offer Class Y shares, certain expenses may be allocated differently between the Fund's Class A, Class B and Class C shares, on one hand, and its Class Y shares, on the other hand. (See "Additional Facts About the Funds" below.)

Under plans adopted pursuant to Rule 12b-1 under the 1940 Act, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to its Class A, Class B and Class C shares. The Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, for providing personal services to investors in shares of the Fund and/or maintenance of shareholder accounts. Such payments will be made on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. In the case of Class C shares, the Distributor retains the 0.25% service fee assessed against such shares during the first year of investment.

In addition to the 0.25% service fee, the Limited Term U.S. Government Fund pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.10% of the Fund's average daily net assets of the respective Funds' Class A shares. Under Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act, each Fund also pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to its Class B shares and Class C shares. The Distributor may pay up to the entire amount of the distribution fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares. Such payments will be made on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. Except in the case of the Class A shares of the Limited Term U.S. Government Fund, the Distributor retains the balance of the fee as compensation for its services as distributor of the relevant class of shares. In the case of the Class A shares of the Limited Term U.S. Government Fund, the Distributor may also use all or any portion of the distribution fee to pay its expenses in connection with the distribution of shares, including, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sales of shares, expenses of personnel and communication equipment used in connection with prospective shareholder inquiries and overhead expenses relating to any of the foregoing. In the case of Class C shares, the Distributor retains the 0.75% distribution fee assessed against such shares during the first year of investment.

The service and distribution fees on Class C shares that are retained by the Distributor during the first year of investment are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of sale of Class C shares.

The Class A service fee is payable only to reimburse the Distributor for amounts it pays or expends in connection with the provision of personal services to investors and/or the maintenance of shareholder accounts, and may be used to reimburse such expenses incurred by the Funds' former distributor (an affiliate of the Distributor) in prior years. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable under the relevant Plan for that year, such expenses may be carried forward for reimbursement in future years in which the Plan remains in effect. Similarly, the Class A distribution fee of the Limited Term U.S. Government Fund is payable only to reimburse the Distributor for expenses in connection with the distribution of the Fund's shares, but unreimbursed expenses can be carried forward into future years. The amounts of unreimbursed expenses carried over into 1998 from previous plan years with respect to the Class A shares are as follows: $1,583,658 for the Government Securities Fund; $2,272,723 for the Limited Term U.S. Government Fund; $1,929,283 for the Adjustable Rate Fund; $1,919,349 for the Bond Income Fund; $0 for the Strategic Income Fund; $1,700,600 for the Municipal Income Fund and $0 for the High Income Fund. The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses.

In addition, NEFM performs certain accounting and administrative services for the Funds. For those services, each Fund reimburses NEFM for all or part of its expenses of providing these services to the Fund, which includes the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund, and
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance.


PERFORMANCE CRITERIA

Each Fund may include total return information in advertisements or other written sales material. Each Fund may show the average annual total return for each class of shares for the one-, five- and ten-year periods through the end of the most recent calendar quarter (or, if shorter, the period since the commencement of the class's operations) or, in the case of the High Income Fund's Class A shares, for the period since July 27, 1988, when Back Bay Advisors became the High Income Fund's investment adviser. Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of the Class B and C shares, imposition of the CDSC for the period of time quoted). Total return may be quoted with or without giving effect to any voluntary expense limitations in effect for the class in question during the relevant period. The classes may also show total return over other periods, on an aggregate basis for the period presented, or without deduction of a sales charge. If a sales charge is not deducted in calculating total return, the class's total return will be higher.

Each Fund may also include the yield, accompanied by the total return, for each class of shares, in advertising and other written material. Yield will be computed in accordance with the SEC's standardized formula by dividing the adjusted net investment income per share earned during a recent 30-day period by the maximum offering price of a share of the relevant class (reduced by any earned income expected to be declared shortly as a dividend) on the last day of the period. Yield calculations will reflect any voluntary expense limitations in effect for the Fund during the relevant period.

In addition, the Municipal Income Fund may include the taxable-equivalent yield for each class of shares in advertising and other written material. Taxable-equivalent yield is calculated by adjusting the class's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for a shareholder in a specified tax bracket, to the class's tax-exempt yield.

Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gains over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value on the last day of such period. If the net asset value rather than the maximum offering price is used to calculate the distribution rate, the rate will be higher.


Total return will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. However, this difference may be offset in whole or in part by the benefit gained by 100% immediate investment of the purchase price of Class B shares or Class C shares. As a result of lower operating expenses, Class Y shares of the Funds can be expected to achieve a higher investment return than the Funds' Class A, Class B or (in the case of the Limited Term, Strategic Income, Bond Income and High Income Funds) Class C shares.


All performance information is based on past results and is not an indication of likely future performance.

ADDITIONAL FACTS ABOUT THE FUNDS

[] New England Funds Trust I, an open-end management investment company, was organized in 1985 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Government Securities Fund represents the original series of shares of New England Funds Trust I. The Bond Income and Municipal Income Funds were organized prior to 1985 and conducted investment operations as separate corporations until their reorganization as series of New England Funds Trust I in January 1987. The Strategic Income Fund commenced investment operations in 1995.

[] New England Funds Trust II, an open-end management investment company, was organized in 1931 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Limited Term U.S. Government Fund commenced investment operations in 1989. The High Income Fund was organized in 1984 and conducted investment operations as a separate corporation until its reorganization as a series of New England Funds Trust II in 1989. The Adjustable Rate Fund commenced investment operations in 1991.

[] When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the respective Trust's trustees and to cast a vote for each share you own at shareholder meetings. Shares of each Fund vote separately from shares of other series of the same Trust, except as otherwise required by law. Shares of all classes of a Fund vote together, except as to matters relating to a class's Rule 12b-1 plan, for which only shares of that class are entitled to vote.

[] Except for matters that are explicitly identified as "fundamental" in this Prospectus or Part I of the Statement, the investment policies of each Fund may be changed by the relevant Trust's trustees without shareholder approval or, in most cases, prior notice. The investment objectives of the Government Securities, Bond Income and Municipal Income Funds are fundamental. The investment objectives of the Adjustable Rate and Strategic Income Funds are not fundamental. The investment objectives of the Limited Term U.S. Government and High Income Funds are not fundamental but, as a matter of policy, the trustees would not change those objectives without shareholder approval. If there is a change in the investment objective of the Adjustable Rate or Strategic Income Fund, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

[] The Trusts do not generally hold regular shareholder meetings and will do so only when required by law. Shareholders of a Trust may remove the trustees of that Trust from office by votes cast at a shareholder meeting or by written consent.


[] Each Fund other than the Municipal Income Fund offers Class Y shares to qualified investors. Class Y shares are identical to Class A, Class B and Class C shares, except that Class Y shares have no sales charge of CDSC, bear no Rule 12b-1 fees and have separate voting rights in certain circumstances. Class Y may bear its own transfer agency and prospectus printing costs and, if so, will not bear any portion of those costs relating to other classes of shares.


[] If the balance in your account with a Fund is less than a minimum dollar amount set by the trustees of the Trusts from time to time (currently $1,000 for all accounts, except for those indicated below), that Fund may close your account and send the proceeds to you. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum. The minimum does not apply to Keogh, pension and profit sharing plans, automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in net asset value per share.


[] The Trusts, together with the Money Market Funds, constitute the New England
   Funds. Each of New England Funds Trust I and New England Funds Trust II offers only its own funds' shares for sale, but it is possible that one Trust might become liable for any misstatements in this Prospectus that relate to the other Trust. The trustees of each Trust have considered this possible liability and approved the use of this combined prospectus for Funds of both Trusts.


[] The Class A, Class B, Class C and Class Y structure could be terminated should certain IRS rulings be rescinded.


[] Each Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report in writing or by telephone.


[] The Trusts' trustees have the authority without shareholder approval to issue other classes of shares of a Fund that represent interests in the Fund's portfolio but that have different sales load and fee arrangements.


[] No interest will accrue on amounts represented by uncashed dividend or redemption checks.

[] Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, such failure could have an adverse impact on the Funds' operations and services provided to shareholders. NEFM, the Funds' subadvisers, the Distributor, NEFSCO, State Street Bank and certain other service providers to the Funds have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address this so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

Aaa, Aa, A --Bonds which are rated Aaa or Aa are judged to be of high quality by all standards and are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP BOND RATINGS:

AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB-B-CCC-CC-C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no income is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------


              AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
         HIGH INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                                                  PERCENTAGE
SECURITY                                                         OF NET ASSETS
--------                                                         -------------
Common Stock ..................................................       0.9%
Preferred Stock ...............................................       7.9%
Short-term Obligations and Other Assets .......................       3.9%
Debt -- Unrated ...............................................       0.0%
Debt -- Standard and Poor's Rating
    AAA .......................................................       0.0%
    BBB .......................................................       0.0%
    BB ........................................................       6.5%
    B .........................................................      67.3%
    CCC .......................................................      13.5%

The chart above indicates the composition of the High Income Fund for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the High Income Fund's net assets invested in each category as of the end of each month during the year. Loomis Sayles does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.

              AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
      STRATEGIC INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                                                  PERCENTAGE
SECURITY                                                         OF NET ASSETS
--------                                                         -------------
Preferred Stock ...............................................       1.2%
Short-term Obligations and Other Assets .......................       0.2%
Common Stock ..................................................       7.4%
Debt -- Unrated ...............................................       3.7%
Debt -- Standard and Poor's Rating
    AAA .......................................................      10.6%
    AA ........................................................       5.7%
    A .........................................................       9.0%
    BBB .......................................................      17.7%
    BB ........................................................      28.2%
    B .........................................................      13.7%
    CCC and lower .............................................       2.6%

The chart above indicates the composition of the Strategic Income Fund for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Strategic Income Fund's net assets invested in each category as of the end of each month during the year. Loomis Sayles does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.



                    [Recycle Logo] Printed on Recycled Paper           XB51-0598

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------
Class Y shares of:
NEW ENGLAND GOVERNMENT SECURITIES FUND
NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
NEW ENGLAND STRATEGIC INCOME FUND
NEW ENGLAND BOND INCOME FUND
NEW ENGLAND HIGH INCOME FUND


PROSPECTUS AND APPLICATION -- MAY 1, 1998

New England Government Securities Fund, New England Strategic Income Fund and New England Bond Income Fund, each a series of New England Funds Trust I, and New England Limited Term U.S. Government Fund, New England Adjustable Rate U.S. Government Fund and New England High Income Fund, each a series of New England Funds Trust II, are separate mutual funds (the "Funds" and each a "Fund"). New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in this Prospectus as the "Trusts."

Each Fund offers Class Y shares to qualified institutional investors. New England Limited Term U.S. Government Fund, New England Strategic Income Fund, New England High Income Fund and New England Bond Income Fund offer Class A, Class B and Class C shares (for other investors), and New England Government Securities Fund and New England Adjustable Rate U.S. Government Fund offer Class A and Class B shares (for other investors). Class Y shares of New England High Income Fund are registered for sale only in Massachusetts and are not currently available for sale except as may be permitted by New England Funds, L.P (the "Distributor"). This Prospectus sets forth information investors should know before investing in Class Y shares. Please read it carefully and keep it for future reference. A Statement of Additional Information in two parts (the "Statement") about the Funds dated May 1, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to New England Funds, L.P., SAI Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, or call toll-free at 1-800-225-5478. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement, materials incorporated by reference and other information regarding each of the Funds. The Statement contains more detailed information about the Funds and is incorporated into this Prospectus by reference. Class A, Class B and Class C shares are described in a separate Prospectus. To obtain more information about Class A, Class B and Class C shares, please call the Distributor toll-free at 1-800-225-5478.


NEW ENGLAND HIGH INCOME FUND INVESTS PRIMARILY IN, AND NEW ENGLAND STRATEGIC INCOME FUND MAY INVEST UP TO ALL OF ITS ASSETS IN, LOWER RATED BONDS COMMONLY KNOWN AS "JUNK BONDS." THIS TYPE OF INVESTMENT IS SUBJECT TO GREATER RISK THAN HIGHER RATED BONDS WITH RESPECT TO PRINCIPAL AND INTEREST PAYMENTS, INCLUDING THE RISK OF DEFAULT. INVESTORS SHOULD ASSESS CAREFULLY THE RISKS ASSOCIATED WITH INVESTMENT IN THESE FUNDS. SEE "INVESTMENT RISKS--LOWER RATED FIXED-INCOME SECURITIES."

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

        Page

               FUND EXPENSES AND FINANCIAL INFORMATION
           1   Schedule of Fees
           3   Financial Highlights

--------------------------------------------------------------------------------
               INVESTMENT STRATEGY
          11   Investment Objectives
          11   How the Funds Pursue Their Objectives
          11   Fund Investments
--------------------------------------------------------------------------------
          17   INVESTMENT RISKS
--------------------------------------------------------------------------------
          23   FUND MANAGEMENT
--------------------------------------------------------------------------------
               BUYING FUND SHARES

          26 Eligibility and Minimum Investment

          27 Ways to Buy Fund Shares
          27 |_| By wire transfer
          27 |_| By mail
--------------------------------------------------------------------------------
               OWNING FUND SHARES
          29   Exchanging Among New England Funds
          29   Fund Dividend Payments
--------------------------------------------------------------------------------
               SELLING FUND SHARES
          31   Ways to Sell Fund Shares
          31   |_| By telephone
          31   |_| By mail
--------------------------------------------------------------------------------
               FUND DETAILS
          33   How Fund Share Price Is Determined
          33   Income Tax Considerations
          34   Performance Criteria
          35   Additional Facts About the Funds
          37   Appendix A
          38   Appendix B

--------------------------------------------------------------------------------
                    FUND EXPENSES AND FINANCIAL INFORMATION
--------------------------------------------------------------------------------

SCHEDULE OF FEES
Expenses are one of several factors to consider when you invest in the Funds. The following tables summarize your maximum transaction costs from investing in Class Y shares of the Funds and estimated annual expenses for the Funds' Class Y shares. The Example on the following page shows the cumulative expenses attributable to a hypothetical $1,000 investment in Class Y shares of the Funds for the periods specified.

SHAREHOLDER TRANSACTION EXPENSES
                                                        ALL FUNDS
                                                         CLASS Y
                                                        ---------

Maximum Initial Sales Charge Imposed on a Purchase        None

Maximum Contingent Deferred Sales Charge                  None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                               NEW ENGLAND     NEW ENGLAND     NEW ENGLAND     NEW ENGLAND
                               GOVERNMENT   LIMITED TERM U.S.  BOND INCOME  STRATEGIC INCOME
                             SECURITIES FUND GOVERNMENT FUND      FUND            FUND
                                 CLASS Y         CLASS Y         CLASS Y         CLASS Y
                                 -------         -------         -------         -------
Management Fees                   0.65%           0.64%           0.43%           0.64%

12b-1 Fees                        None            None            None            None

Other Expenses                    0.46%           0.29%           0.37%           0.29%

Total Fund Operating Expenses     1.11%           0.93%           0.80%           0.93%

                                                       NEW ENGLAND             NEW ENGLAND
                                                  ADJUSTABLE RATE U.S.         HIGH INCOME
                                                     GOVERNMENT FUND              FUND
                                                         CLASS Y                 CLASS Y
                                                         -------                 -------
Management Fees
  (after voluntary fee waiver and expense limitation)     0.27%*                  0.70%

12b-1 Fees                                                None                    None

Other Expenses                                            0.18%                   0.41%

Total Fund Operating Expenses
  (after voluntary fee waiver and expense limitation)     0.45%*                  1.11%

*Without the voluntary fee waiver and expense limitation by the Fund's adviser and subadviser, Management Fees would be 0.55% and Total Fund Operating Expenses would be 0.73%. This voluntary limitation can be terminated by the Fund's adviser or subadviser at any time. See "Fund Management."

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.


                               NEW ENGLAND             NEW ENGLAND             NEW ENGLAND
                               GOVERNMENT           LIMITED TERM U.S.     ADJUSTABLE RATE U.S.
                             SECURITIES FUND         GOVERNMENT FUND         GOVERNMENT FUND
                                 CLASS Y                 CLASS Y                 CLASS Y
                                 -------                 -------                 -------
1 year                            $11                      $9                      $5

3 years                           $35                     $30                     $14

5 years                           $61                     $51                     $25

10 years                         $135                    $114                     $57

                          NEW ENGLAND STRATEGIC        NEW ENGLAND             NEW ENGLAND
                               INCOME FUND          BOND INCOME FUND        HIGH INCOME FUND
                                 CLASS Y                 CLASS Y                 CLASS Y
                                 -------                 -------                 -------
1 year                             $9                      $8                     $11

3 years                           $30                     $26                     $35

5 years                           $51                     $44                     $61

10 years                         $114                     $99                    $135


The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Funds. For additional information about the Funds' management fees and other expenses, please see "Fund Management" and "Additional Facts About the Funds."

A wire fee (currently $5.00) will be deducted from your proceeds if you elect to transfer redemption proceeds by wire.

Financial Highlights

(For a Class Y share of New England Limited Term U.S. Government Fund, New England Government Securities Fund and New England Bond Income Fund outstanding throughout the indicated periods. In the case of New England Adjustable Rate U.S. Government Fund, New England Strategic Income Fund and New England High Income Fund, which had no Class Y shares outstanding prior to 1998, financial highlights are presented for a Class A and Class B (and Class C for New England Strategic Income Fund) share of each Fund outstanding throughout the indicated periods.)

The Financial Highlights presented on pages 3 through 10 have been included in financial statements for the Funds. The financial statements for New England Government Securities Fund, New England Bond Income Fund and New England Strategic Income Fund have been examined by Price Waterhouse LLP, independent accountants, and the financial statements for New England Limited Term U.S. Government Fund, New England Adjustable Rate U.S. Government Fund and New England High Income Fund have been examined by Price Waterhouse LLP, independent accountants, for 1997 and by Coopers & Lybrand L.L.P., independent accountants for periods prior to 1997. The reports of Price Waterhouse LLP and Coopers & Lybrand L.L.P. are incorporated by reference in Part II of the Statement and may be obtained by shareholders. The Financial Highlights should be read in conjunction with the financial statements and the notes thereto incorporated by reference in the Statement. Each Fund's annual report contains additional performance information and is made available upon request and without charge.

NEW ENGLAND GOVERNMENT SECURITIES FUND

                                                                                                 CLASS Y
                                                                          -----------------------------------------------
                                                                          MAR. 31 (A)
                                                                            THROUGH
                                                                            DEC. 31,             YEAR ENDED DEC. 31,
                                                                          -----------------------------------------------
                                                                              1994          1995        1996        1997
                                                                             ------        ------      ------      ------
Net asset value, beginning of period .................................       $11.20        $10.44      $11.71      $11.07
                                                                             ------        ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income ................................................         0.54          0.80        0.74        0.65

Net gains (losses) on investments (both realized and unrealized) .....        (0.77)         1.26       (0.63)       0.47
                                                                             ------        ------      ------      ------

Total income (loss) from investment operations .......................        (0.23)         2.06        0.11        1.12
                                                                             ------        ------      ------      ------

LESS DISTRIBUTIONS
Distributions from net investment income .............................        (0.53)        (0.79)      (0.75)      (0.65)
                                                                             ------        ------      ------      ------

Total distributions ..................................................        (0.53)        (0.79)      (0.75)      (0.65)
                                                                             ------        ------      ------      ------

Net asset value, end of period .......................................       $10.44        $11.71      $11.07      $11.54
                                                                             ======        ======      ======      ======

Total return (%) .....................................................         (2.0)(c)      20.3         1.1        10.5

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) ......................................       $4,104        $7,364      $6,384      $6,658

Ratio of operating expenses to average net assets (%) ................         0.93 (b)      1.10        1.07        1.11

Ratio of net investment income to average net assets (%) .............         7.25 (b)      6.94        6.70        5.88

Portfolio turnover rate (%) ..........................................          809           559         462         391


(a)   Commencement of offering of Class Y shares.

(b) Computed on an annualized basis.

(c) Not computed on an annualized basis.

NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND


                                                                                               CLASS Y
                                                                          -----------------------------------------------
                                                                          MAR. 31 (A)
                                                                            THROUGH
                                                                            DEC. 31,             YEAR ENDED DEC. 31,
                                                                              1994          1995        1996        1997
                                                                             ------        ------      ------      ------
Net asset value, beginning of period .................................       $12.11        $11.51      $12.13      $11.58
                                                                             ------        ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income ................................................         0.71          0.86        0.85        0.76

Net gains (losses) on investments (both realized and unrealized) .....        (0.74)         0.63       (0.54)       0.08
                                                                             ------        ------      ------      ------

Total income (loss) from investment operations .......................        (0.03)         1.49        0.31        0.84
                                                                             ------        ------      ------      ------

LESS DISTRIBUTIONS
Distributions from net investment income .............................        (0.57)        (0.87)      (0.86)      (0.76)
                                                                             ------        ------      ------      ------

Total distributions ..................................................        (0.57)        (0.87)      (0.86)      (0.76)
                                                                             ------        ------      ------      ------

Net asset value, end of period .......................................       $11.51        $12.13      $11.58      $11.66
                                                                             ======        ======      ======      ======

Total return (%) .....................................................         (0.8)(c)      13.3         2.8         7.5

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) ......................................       $1,822        $5,723      $5,313      $5,262

Ratio of operating expenses to average net assets (%) ................         0.83 (b)      0.87        0.90        0.93

Ratio of net investment income to average net assets (%) .............         7.15 (b)      7.53        7.48        6.75

Portfolio turnover rate (%) ..........................................          244           247         327         533


(a)   Commencement of offering of Class Y shares.

(b) Computed on an annualized basis.

(c) Not computed on an annualized basis.

NEW ENGLAND BOND INCOME FUND


                                                                                      Class Y
                                                                          --------------------------------
                                                                                Year Ended Dec. 31,
                                                                          1995(a)       1996         1997
                                                                          ------       ------       ------
Net asset value, beginning of year ..............................         $10.95       $12.40       $12.06
                                                                          ------       ------       ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income ...........................................           0.80         0.87         0.86

Net gains or losses on investments (both realized and unrealized)           1.44        (0.34)        0.46
                                                                          ------       ------       ------

Total income from investment operations .........................           2.24         0.53         1.32
                                                                          ------       ------       ------

LESS DISTRIBUTIONS
Distributions from net investment income ........................          (0.79)       (0.87)       (0.84)

Distributions in excess of net investment income ................           0.00         0.00        (0.01)


Distributions from net realized capital gains ...................           0.00         0.00        (0.12)
                                                                          ------       ------       ------

Total distributions .............................................          (0.79)       (0.87)       (0.97)
                                                                          ______       ______       ______

Net asset value, end of year ....................................         $12.40       $12.06       $12.41
                                                                          ======       ======       ======

Total return (%) ................................................           21.0          4.6         11.4

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000) ...................................         $2,241       $1,844       $4,153

Ratio of operating expenses to average net assets (%) ...........           0.89         0.80         0.80

Ratio of net investment income to average net assets (%) ........           7.06         7.25         6.98

Portfolio turnover rate (%) .....................................             81          104           54

(a) Class Y shares were first offered on December 31, 1994.

NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND


                                                                                     CLASS A
                                             -----------------------------------------------------------------------------------
                                             OCT. 18 (A)
                                               THROUGH                                  YEAR ENDED DEC. 31,
                                               DEC. 31,      -------------------------------------------------------------------
                                                1991         1992         1993         1994        1995        1996        1997
                                                -----        -----        -----        -----       -----       -----       -----
Net asset value, beginning of period .....      $7.50        $7.50        $7.46        $7.45       $7.20       $7.37       $7.37
                                                -----        -----        -----        -----       -----       -----       -----

INCOME FROM INVESTMENT OPERATIONS
Net investment income ....................       0.09         0.42         0.33         0.37        0.47        0.43        0.47(e)

Net gains or losses on investments
  (both realized and unrealized) .........       0.00        (0.06)       (0.03)       (0.31)       0.14       (0.01)      (0.02)
                                                -----        -----        -----        -----       -----       -----       -----

Total income from investment operations ..       0.09         0.36         0.30         0.06        0.61        0.42        0.45
                                                -----        -----        -----        -----       -----       -----       -----

LESS DISTRIBUTIONS
Distributions from net investment income .      (0.09)       (0.40)       (0.31)       (0.31)      (0.44)      (0.42)      (0.43)
                                                -----        -----        -----        -----       -----       -----       -----

Total distributions ......................      (0.09)       (0.40)       (0.31)       (0.31)      (0.44)      (0.42)      (0.43)
                                                -----        -----        -----        -----       -----       -----       -----

Net asset value, end of period ...........      $7.50        $7.46        $7.45        $7.20       $7.37       $7.37       $7.39
                                                =====        =====        =====        =====       =====       =====       =====

Total return (%)(d) ......................        1.2          4.9          4.0          0.8         8.6         5.8         6.2

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) ..........    $60,684     $294,687     $734,251     $489,637    $331,112    $222,809    $196,928

Ratio of operating expenses to average
  net assets (%)(b) ......................       0.50(c)      0.57         0.60         0.60        0.66        0.70        0.70

Ratio of net investment income to average
  net assets (%) .........................       6.43(c)      5.39         4.39         4.85        6.29        6.39        6.27

Portfolio turnover rate (%) ..............         52           49           54           17          73          54          49

(a) The Fund commenced operations on October 18, 1991.

(b) Commencing June 1, 1995 expenses were voluntarily limited to 0.70% of Class
  A average net assets. From May 1, 1995 through May 31, 1995 expenses were voluntarily limited to 0.65% of Class A average net assets. From April 1, 1992 through April 30, 1995 expenses were voluntarily limited to 0.60% of Class A average net assets. From October 18, 1991 through March 31, 1992, expenses were voluntarily limited to 0.50% of Class A average net assets. The ratio of operating expenses to average net assets without giving effect to these expense limitations would have been 1.26%, 0.96%, 0.86%, 0.88%, 0.89%, 0.94%
  and 0.98% for the period ended December 31, 1991 and the years ended December
  31, 1992, 1993, 1994, 1995, 1996 and 1997, respectively.

(c) Computed on an annualized basis.

(d) A sales charge is not reflected in total return calculations. Periods of less than one year are not annualized.

(e) Per share net investment income does not reflect the period's reclassification of permanent differences between book and tax basis net investment income.


                                                                                         CLASS B
                                                       -------------------------------------------------------------------------
                                                       SEPT. 13(A)
                                                          THROUGH                           YEAR ENDED DEC. 31,
                                                          DEC. 31,         -----------------------------------------------------
                                                           1993            1994            1995            1996            1997
                                                           -----           -----           -----           -----           -----
Net asset value, beginning of period ...............       $7.52           $7.45           $7.20           $7.37           $7.36
                                                           -----           -----           -----           -----           -----

INCOME FROM INVESTMENT OPERATIONS
Net investment income ..............................        0.08            0.29            0.41            0.37            0.41(e)

Net gains (losses) on investments
   (both realized and unrealized) ..................       (0.08)          (0.29)           0.14           (0.02)          (0.02)
                                                           -----           -----           -----           -----           -----

Total income from investment operations ............        0.00            0.00            0.55            0.35            0.39
                                                           -----           -----           -----           -----           -----

LESS DISTRIBUTIONS
Distributions from net investment income ...........       (0.07)          (0.25)          (0.38)          (0.36)          (0.37)
                                                           -----           -----           -----           -----           -----

Total distributions ................................       (0.07)          (0.25)          (0.38)          (0.36)          (0.37)
                                                           -----           -----           -----           -----           -----

Net asset value, end of period .....................       $7.45           $7.20           $7.37           $7.36           $7.38
                                                           =====           =====           =====           =====           =====

Total return (%)(d) ................................         0.0             0.1             7.8             4.9             5.4

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) ....................       $ 855          $2,056          $2,368          $2,821          $2,961

Ratio of operating expenses to average net
  assets (%)(b) ....................................        1.35(c)         1.35            1.41            1.45            1.45

Ratio of net investment income to average
   net assets (%) ..................................        3.50(c)         4.10            5.54            5.64            5.52

Portfolio turnover rate (%) ........................          54              17              73              54              49

(a) Class B shares were first offered on September 13, 1993.

(b) Commencing June 1, 1995 expenses were voluntarily limited to 1.45% of Class B average net assets. From May 1, 1995 through May
    31, 1995 expenses were voluntarily limited to 1.40% of Class B average net assets. From September 13, 1993 through April 30,
    1995 expenses were voluntarily limited to 1.35% of Class B average net assets. The ratio of operating expenses to average net assets without giving effect to these expense limitations would have been 1.61%, 1.63%, 1.65%, 1.69% and 1.73% for the period ended December 31, 1993 and the years ended December 31, 1994, 1995, 1996 and 1997, respectively.

(c) Computed on an annualized basis.

(d) A contingent deferred sales charge (a "CDSC") is not reflected in total return calculations. Periods of less than one year are not annualized.

(e) Per share net investment income does not reflect the period's reclassification of permanent differences between book and tax basis net investment income.

NEW ENGLAND STRATEGIC INCOME FUND


                                                              CLASS A                   CLASS B                    CLASS C
                                                   --------------------------  ------------------------- --------------------------
                                                   MAY 1 (A)     YEAR ENDED    MAY 1 (A)    YEAR ENDED   MAY 1 (A)     YEAR ENDED
                                                    THROUGH       DEC. 31,     THROUGH       DEC. 31,     THROUGH       DEC. 31,
                                                    DEC. 31,  ---------------  DEC. 31,  ---------------  DEC. 31,  ---------------
                                                      1995     1996     1997     1995     1996     1997     1995     1996     1997
                                                     ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, beginning of period ..............  $12.50   $12.99   $13.36   $12.50   $12.99   $13.36   $12.50   $12.99   $13.35

INCOME FROM INVESTMENT OPERATIONS
Net investment income .............................    0.74     1.05     1.01     0.68     0.95     0.91     0.67     0.95     0.91

Net gains or losses on investments (both realized
  and unrealized) .................................    0.49     0.73     0.21     0.49     0.73     0.21     0.49     0.72     0.21
                                                     ------   ------   ------   ------   ------   ------   ------   ------   ------

Total income from investment operations ...........    1.23     1.78     1.22     1.17     1.68     1.12     1.16     1.67     1.12
                                                     ------   ------   ------   ------   ------   ------   ------   ------   ------

LESS DISTRIBUTIONS DISTRIBUTIONS FROM NET
  investment income ...............................   (0.73)   (1.05)   (1.01)   (0.67)   (0.95)   (0.91)   (0.66)   (0.95)   (0.91)

Distributions from net realized capital gains .....    0.00    (0.36)   (0.15)    0.00    (0.36)   (0.15)    0.00    (0.36)   (0.15)

Distributions in excess of net investment income ..   (0.01)    0.00     0.00    (0.01)    0.00     0.00    (0.01)    0.00     0.00
                                                     ------   ------   ------   ------   ------   ------   ------   ------   ------

Total distributions ...............................   (0.74)   (1.41)   (1.16)   (0.68)   (1.31)   (1.06)   (0.67)   (1.31)   (1.06)
                                                     ------   ------   ------   ------   ------   ------   ------   ------   ------

Net asset value, end of period ....................  $12.99   $13.36   $13.42   $12.99   $13.36   $13.42   $12.99   $13.35   $13.41
                                                     ======   ======   ======   ======   ======   ======   ======   ======   ======

Total return (%)(c) ...............................    10.3     14.5      9.3      9.7     13.7      8.5      9.7     13.6      8.5

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) ................... $36,939  $90,729 $144,706  $38,767  $93,408 $146,083  $12,252  $31,746  $56,515

Ratio of operating expenses to average net
  assets (%)(d) ...................................    0.93(b)  0.96     1.18     1.68(b)  1.71     1.93     1.68(b)  1.71     1.93

Ratio of net investment income to average
   net assets (%) .................................    8.75(b)  8.23     7.36     8.00(b)  7.48     6.61     8.00(b)  7.48     6.61

Portfolio turnover rate (%) .......................      22       52       37       22       52       37       22       52       37

(a) Commencement of operations.

(b) Computed on an annualized basis.

(c) A sales charge in the case of Class A shares and a CDSC in the case of Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.

(d) The ratio of operating expenses to average
    net assets without giving effect to the
    voluntary expense limitations in effect from
    May 1, 1995 through December 31, 1996 would
    have been (%): ................................    1.58(b)  1.31      --      2.33(b)  2.06     --       2.33(b)  2.06      --

NEW ENGLAND HIGH INCOME FUND


                                                                             CLASS A
                         ----------------------------------------------------------------------------------------------------------
                           YEAR      FOUR
                           ENDED     MONTHS                                      YEAR ENDED DEC. 31,
                         AUGUST 31,  ENDED    -------------------------------------------------------------------------------------
                            1988   12/31/88(c) 1989     1990       1991      1992      1993      1994      1995    1996       1997
                           ------    ------   ------   ------      -----     -----    ------    ------     -----   -----      -----
Net asset value,
  beginning of period ...  $13.77    $11.69   $11.08   $10.07      $7.56     $9.07    $ 9.46    $10.06     $8.89   $8.98      $9.42
                           ------    ------   ------   ------      -----     -----    ------    ------     -----   -----      -----

INCOME FROM INVESTMENT OPERATIONS
Net investment income ...    1.53      0.43     1.31     1.30       1.02      0.94      0.90      0.88      0.88    0.84       0.87
Net gains or losses on
  investments (both
  realized and
  unrealized) ...........   (1.92)    (0.56)   (0.93)   (2.49)      1.58      0.44      0.61     (1.19)     0.13    0.44       0.52
                           ------    ------   ------   ------      -----     -----    ------    ------     -----   -----      -----
Total income (loss) from
  investment operations .   (0.39)    (0.13)   (0.38)   (1.19)      2.60      1.38      1.51     (0.31)     1.01    1.28       1.39
                           ------    ------   ------   ------      -----     -----    ------    ------     -----   -----      -----

LESS DISTRIBUTIONS
Distributions from net
  investment income(d) ..   (1.53)    (0.43)   (1.31)   (1.30)     (1.02)    (0.94)    (0.90)    (0.86)    (0.88)  (0.83)     (0.87)
Distributions in excess
  of net investment
  income ................    0.00      0.00     0.00     0.00       0.00      0.00     (0.01)     0.00     (0.04)  (0.01)      0.00
Distributions from net
  realized capital
  gains .................   (0.13)     0.00     0.00     0.00       0.00      0.00      0.00      0.00      0.00    0.00       0.00
Distributions from
  paid-in capital .......   (0.03)    (0.05)   (0.08)   (0.02)     (0.07)    (0.05)     0.00      0.00      0.00    0.00       0.00
                           ------    ------   ------   ------      -----     -----    ------    ------     -----   -----      -----
Total distributions .....   (1.69)    (0.48)   (1.39)   (1.32)     (1.09)    (0.99)    (0.91)    (0.86)    (0.92)  (0.84)     (0.87)
                           ------    ------   ------   ------      -----     -----    ------    ------     -----   -----      -----
Net asset value, end
  of period .............  $11.69    $11.08   $10.07   $ 7.56      $9.07     $9.46    $10.06     $8.89     $8.98   $9.42      $9.94
                           ======    ======   ======   ======      =====     =====    ======     =====     =====   =====      =====
Total return (%)(e) .....    (2.6)     (1.2)     3.3    (13.1)      36.3      15.8      16.5      (3.3)     11.8    14.9       15.4

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period (000) .......... $14,517   $11,870   $9,070   $6,814    $12,280   $20,992   $31,176   $33,673   $39,148 $42,992    $62,739
Ratio of operating
  expenses to average net
  assets (%)(a) .........    1.57      1.50(b)  1.50     1.50       1.50      1.50      1.54      1.60      1.60    1.53       1.36
Ratio of net investment
  income to average net
  assets (%) ............   12.45     11.58(b) 12.28    14.00      11.56      9.74      9.17      9.18      9.71    9.32       9.03
Portfolio turnover
  rate (%) ..............      29         1       30        7         30        19        43        33        30     134         99

(a) Commencing June 28, 1996 expenses were voluntarily limited to the annual rate of 1.40% of Class A average net assets. From
    October 1, 1993 through June 27, 1996 expenses were voluntarily limited to the annual rate of 1.60% of Class A average net assets. From May 18, 1989 through September 30, 1993 expenses (including non-recurring items) were voluntarily limited to 1.50%
    annually of average daily net assets of Class A shares. From July 27, 1988 through May 17, 1989, and during all periods prior to
    May 18, 1988, expenses (excluding certain non-recurring items) were limited to 1.50% annually of average net assets of Class A shares. Non-recurring expenses excluded for purposes of calculating this expense limitation were $3,267 for the year ended
    August 31, 1988, $51,751 for the four months ended December 31, 1988 and $42,482 for the period from January 1 through May 17,
    1989. The ratio of operating expenses to average net assets for Class A shares, including all non-recurring expenses and assuming the foregoing expense limitations had not been in effect, would have been 2.34% for the year ended August 31, 1988,
    2.63% (on an annualized basis) for the four months ended December 31, 1988, and 3.08%, 3.02%, 2.63%, 2.00%, 2.00%, 1.83%, 1.72%,
    1.69% and 1.36% respectively, for the years ended December 31, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997.
    Excluding all non-recurring expenses, this ratio would have been 2.32%, 2.23% (on an annualized basis), 2.68%, 2.97%, 2.63%,
    2.00%, 1.82%, 1.83%, 1.72%, 1.69% and 1.36% for the year ended August 31, 1988, the four months ended December 31, 1988 and the years ended December 31, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997 respectively.

(b) Computed on an annualized basis.

(c) Fiscal year end changed in 1988 from August 31 to December 31.

(d) Amounts distributed include tax basis distributions from paid-in capital of approximately $0.06 and $0.02 per share for the year ended August 31, 1988 and the four months ended December 31, 1988, respectively.

(e) A sales charge in the case of the Class A shares are not reflected in total return calculations. Periods of less than one year are not annualized.

Back Bay Advisors, L.P. was responsible for managing the Fund's portfolio from July 27, 1988 until June 30, 1996. Loomis, Sayles &
Company, L.P., the Fund's current subadviser, assumed that function on July 1, 1996. Results prior to July 1, 1996 reflect results achieved by Back Bay Advisors, L.P. (and, prior to July 27, 1988, another investment manager) under different investment policies.


                                                                                           CLASS B
                                                           ------------------------------------------------------------------------
                                                           SEPT. 20 (A)
                                                             THROUGH                            YEAR ENDED DEC. 31,
                                                             DEC. 31,          ----------------------------------------------------
                                                               1993            1994            1995            1996           1997
                                                               -----           -----           -----           -----          -----
Net asset value, beginning of period ...............           $9.87           $10.06          $8.88           $8.98          $9.42
                                                               -----           -----           -----           -----          -----

INCOME FROM INVESTMENT OPERATIONS
Net investment income ..............................            0.23            0.79            0.83            0.79           0.80

Net gains or losses on investments (both realized
  and unrealized) ..................................            0.20           (1.18)           0.13            0.42           0.51
                                                               -----           -----           -----           -----          -----

Total income (loss) from investment operations .....            0.43           (0.39)           0.96            1.21           1.31
                                                               -----           -----           -----           -----          -----

LESS DISTRIBUTIONS
Distributions from net investment income ...........           (0.23)          (0.78)          (0.81)          (0.76)         (0.80)

Distributions in excess of net investment income ...           (0.01)          (0.01)          (0.05)          (0.01)          0.00
                                                               -----           -----           -----           -----          -----

Total distributions ................................           (0.24)          (0.79)          (0.86)          (0.77)         (0.80)
                                                               -----           -----           -----           -----          -----

Net asset value, end of period .....................           $10.06          $8.88           $8.98           $9.42          $9.93
                                                               =====           =====           =====           =====          =====

Total return (%)(d) ................................             4.4            (4.0)           11.2            14.1           14.4

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) ....................          $1,232          $5,233         $10,625         $17,767        $42,401

Ratio of operating expenses to average net
  assets (%)(b) ....................................            2.25(c)         2.25            2.25            2.19           2.11

Ratio of net investment income to average
  net assets (%) ...................................            7.66(c)         8.53            8.96            8.33           8.28

Portfolio turnover rate (%) ........................              43(c)           33              30             134             99

(a) Commencement of offering of Class B shares.

(b) Commencing June 28, 1996 expenses were voluntarily limited to the annual rate of 2.15% of Class B average net assets. From
    October 1, 1993 through June 27, 1996 expenses were voluntarily limited to the annual rate of 2.25% of Class B average net assets. The ratio of operating expenses to average net assets for Class B shares, assuming the foregoing expense limitations had not been in effect, would have been 2.53% (on an annualized basis), 2.48%, 2.37%, 2.35% and 2.11% respectively, for the period
    September 20, 1993 through December 31, 1993 and the years ended December 31, 1994, 1995, 1996 and 1997.

(c) Computed on an annualized basis.

(d) A CDSC is not reflected in total return calculations. Periods of less than one year are not annualized.

Back Bay Advisors, L.P. was responsible for managing the Fund's portfolio from July 27, 1988 until June 30, 1996. Loomis, Sayles &
Company, L.P., the Fund's current subadviser, assumed that function on July 1, 1996. Results prior to July 1, 1996 reflect results achieved by Back Bay Advisors, L.P. (and, prior to July 27, 1988, another investment manager) under different investment policies.

--------------------------------------------------------------------------------
                              INVESTMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES


NEW ENGLAND GOVERNMENT SECURITIES FUND
(the "Government Securities Fund")
The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities. Subadviser: Back Bay Advisors, L.P.(R) ("Back Bay Advisors")

NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
(the "Limited Term U.S. Government Fund")
The Fund seeks a high current return consistent with preservation of capital.
Subadviser: Back Bay Advisors

NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
(the "Adjustable Rate Fund")
The Fund seeks a high level of current income consistent with low volatility of principal. The Fund intends to pursue its objective by investing only in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Subadviser: Back Bay Advisors

NEW ENGLAND STRATEGIC INCOME FUND
(the "Strategic Income Fund")
The Fund seeks high current income with a secondary objective of capital growth.
Subadviser: Loomis, Sayles & Company, L.P. ("Loomis Sayles")

NEW ENGLAND BOND INCOME FUND
(the "Bond Income Fund")
The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. The Bond Income Fund invests primarily in corporate and U.S. Government bonds. Subadviser: Back Bay Advisors

NEW ENGLAND HIGH INCOME FUND
(the "High Income Fund")
The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. Subadviser: Loomis Sayles

HOW THE FUNDS PURSUE THEIR OBJECTIVES
Investments in each Fund will be pooled with money from other investors in that Fund to invest in a managed portfolio consisting of securities appropriate to the Fund's investment objective and policies. There can be no assurance that any Fund will achieve its objective. Each Fund is a "diversified" mutual fund.

FUND INVESTMENTS
|_| GOVERNMENT SECURITIES FUND
    The Government Securities Fund expects that it will invest primarily in U.S. Government securities, including U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturity of greater than ten years), and mortgage-backed securities issued or guaranteed by U.S. Government agencies, including but not limited to the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Under normal market conditions, the Fund intends to maintain a dollar-weighted average duration of between seven and eight years. The Fund may hold individual securities with duration longer or shorter than seven or eight years (e.g., a security with a duration of seven years will typically have a maturity of approximately 10 years, given the current interest rate environment) as long as the average duration remains within these limits. See "Duration" below.

    The Fund may invest in securities of any maturity and in zero coupon securities. In addition to investing directly in U.S. Government securities, the Fund may purchase "stripped" securities.

    For hedging purposes, the Government Securities Fund may also purchase and sell interest rate futures contracts on U.S. Government securities and may write and purchase options on such futures and options on U.S. Government securities. Transactions involving futures and options on futures may help to reduce the volatility of the Fund's net asset value, but this result cannot be assured. Options and futures are not backed by the U.S. Government.


    It is a fundamental policy of the Fund that under normal market conditions it will invest at least 65% of its total assets in "U.S. Government Securities," which term as used in this Prospectus includes all securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.


|_| LIMITED TERM U.S. GOVERNMENT FUND
    The Fund seeks to achieve its objective by investing in U.S. Government Securities. Under normal market conditions, 65% or more of the Fund's total assets will be invested in U.S. Government Securities (including zero coupon bonds) and collateralized mortgage obligations ("CMOs"). The Fund limits its investments in CMOs to those issued by instrumentalities of the U.S. Government. The Fund may also invest in asset-backed securities rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Group ("S&P") or unrated but determined by the Fund's subadviser to be of comparable quality to securities in those rating categories. For hedging purposes, the Fund may purchase and sell financial futures contracts and options. The Fund may also engage in securities lending.

    The Fund's subadviser, Back Bay Advisors, provides a continuous investment program designed to maximize current return while minimizing fluctuations in the value of the Fund's portfolio, thus stabilizing the net asset value of the Fund's shares. Because the market value of fixed-income securities fluctuates in response to changes in interest rates, there is a risk of a decline in the value of the Fund's portfolio (and a corresponding decrease in the value of the Fund's shares) if interest rates increase. To reduce this risk, the Fund will ordinarily seek to maintain an average dollar-weighted maturity of three to seven years. The Fund may hold individual securities with maturities of more than seven years as long as its average maturity remains within this limit.

|_| ADJUSTABLE RATE FUND
    The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in adjustable rate mortgage securities ("ARMs") or other securities collateralized by or representing interests in mortgages (collectively, "mortgage securities"), which have interest rates that are reset at periodic intervals and which are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund also may invest in CMOs issued by instrumentalities of the U.S. Government, but will not invest in privately issued CMOs. Other securities purchased by the Fund will be limited to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities but will not include any stripped securities (such as interest only or principal only obligations) or zero coupon obligations. When maintaining a temporary defensive position, the Fund may invest its assets, without limit, in U.S. Government Securities of any type.

|_| STRATEGIC INCOME FUND
    The Fund seeks to achieve its investment objectives by investing at least 65% of its total assets in debt instruments. The Fund may invest in debt instruments issued by corporations based in the United States or abroad and debt instruments that are convertible into equity securities. The Fund may also invest in U.S. Government Securities and in securities issued or guaranteed by foreign governments (including their political subdivisions, agencies, authorities and/or instrumentalities) ("Foreign Government Securities") and securities issued by supranational agencies. The Fund may invest in securities of emerging markets. The Fund may invest in debt instruments in any rating category, including debt instruments rated in the lowest rating categories (C by Moody's and D by S&P) and in instruments that are unrated. For more information about the risks of investing in low rated, high risk securities and securities of foreign issuers, see "Investment Risks -- Lower Rated Fixed-Income Securities" and "-- Foreign Securities."

    Under normal market conditions, the Fund will invest in debt instruments of both domestic and foreign issuers and in corporate as well as government issues. At any time, however, the Fund may invest up to 100% of its assets in debt instruments of U.S. issuers, in debt instruments of foreign issuers, in corporate debt instruments or in government securities. The Fund may invest up to a total of 35% of its total assets in preferred stocks, dividend-paying common stocks and shares of closed-end investment companies (which shares will not exceed 10% of the Fund's total assets).

    The proportion of Fund assets invested in corporate bonds, government bonds and preferred or common stock will vary over time based on changing market conditions. When Loomis Sayles believes that a particular market presents more opportunity than other markets, it may increase the proportion of the Fund's assets invested in that market.

    The Fund may invest in Rule 144A securities. For hedging purposes, the Fund may also purchase and sell options and futures and engage in foreign currency transactions. The Fund may also invest in mortgage-backed securities, zero coupon bonds, stripped securities and pay-in-kind securities. For more information about all these types of investments, see "Investment Risks" below.

|_| BOND INCOME FUND
    The Bond Income Fund invests primarily in corporate and U.S. Government bonds. At least 80% of its total assets will be invested in bonds carrying investment grade ratings from one of the recognized rating services. The Fund may also purchase non-rated or lower-rated bonds. Bonds rated BBB by S&P or Baa by Moody's (the lowest ratings that are considered investment grade) have some speculative characteristics, and unfavorable changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of these bonds to make principal and interest payments than is the case with higher grade bonds. If an investment rated BBB or Baa is downgraded by a major rating agency, the Fund's subadviser will consider whether the investment remains appropriate for the Fund. The Fund may invest in debt instruments rated in the rating categories of B (by Moody's or S&P) or higher and in instruments that are unrated. The Fund may invest in securities of any maturity and in zero coupon securities. The Fund may also invest in CMOs. The Fund will normally maintain an average dollar-weighted portfolio maturity of less than ten years. The Fund may invest in convertible securities and in Rule 144A securities.

    The Fund may invest in foreign securities but will do so only when the Fund's subadviser believes the associated risks are minimal as compared to similar securities of domestic issuers.

    The Fund may engage in a variety of options and futures transactions with respect to U.S. or Foreign Government Securities and corporate fixed-income securities. See "Investment Risks -- Options, Futures, Swap Contracts and Currency Transactions" for information about these kinds of transactions.

|_| HIGH INCOME FUND
    The High Income Fund under normal market conditions will invest at least 65% of its total assets in fixed-income securities which are rated BBB or lower by S&P or Baa or lower by Moody's or are unrated but are of comparable quality to securities that are so rated. The Fund may invest in debt instruments in any rating category, including debt instruments rated in the lowest rating categories (C by Moody's and D by S&P) and instruments that are unrated. See "Investment Risks -- Lower Rated Fixed-Income Securities" below. A diversified portfolio of these securities normally provides a current yield or yield to maturity that is significantly higher than yields of higher rated fixed-income securities. In addition to high current income, the Fund seeks capital appreciation through (1) market price appreciation in periods of declining interest rates and (2) improvement in the credit standing of issuers.

    The Fund's subadviser, Loomis Sayles, provides the Fund with an investment program that seeks to reduce risks to the Fund by diversification and analysis of the underlying creditworthiness of issuers and the underlying value of securities. Loomis Sayles performs its own credit analyses and does not rely primarily on the ratings assigned by rating services. Loomis Sayles' analyses, in ascertaining both creditworthiness and potential for capital appreciation, focus on technical factors as well as fundamental factors such as the relationship of current market price to anticipated cash flow and its coverage of interest or dividend requirements, debt as a percentage of assets, earnings prospects, the experience and perceived strength of the issuer's management, price responsiveness of the issuer's securities to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements and the issuer's liquidation value.

    The Fund will not invest in defaulted issues as a standard practice, but may from time to time invest in certain defaulted issues that, in the view of Loomis Sayles, present an attractive opportunity for capital appreciation. Because defaulted issues are ordinarily not income producing, investment in such issues would likely reduce the Fund's current yield.

    The Fund expects that under normal market conditions at least 80% of the value of its total assets will be invested in fixed-income securities of U.S. corporations, including preferred stock and convertible securities, and U.S. dollar-denominated fixed-income securities issued by foreign governments or by companies organized in foreign countries. To achieve its basic investment objective, the Fund from time to time also may invest up to 20% of the value of its total assets in common stocks and up to 20% of the value of its total assets in non-U.S. dollar-denominated fixed-income securities issued by foreign governments or by companies organized in foreign countries. However, investments in both of these types of securities on a combined basis generally will not exceed 20% of the value of the Fund's assets. See "Investment Risks -- Foreign Securities" below.


    If Loomis Sayles expects a rising trend in interest rates, it may shift the Fund's portfolio into shorter-term debt securities and domestic money market instruments whose prices might not be affected as much by an increase in interest rates. During those periods, or other periods when market conditions temporarily warrant a more defensive strategy, the Fund may invest an unlimited portion of its assets in U.S. Government Securities; certificates of deposit, bankers' acceptances and other obligations of U.S. banks with deposits of at least $2 billion at the close of the last calendar year; commercial paper that is rated in the two highest categories by Moody's or S&P; short-term fixed-income securities that are rated within the three highest categories by Moody's or S&P; and repurchase agreements with financial institutions deemed creditworthy by Loomis Sayles. Investment in such instruments may result in a lower current yield and would tend to limit appreciation possibilities. The Fund may also invest in Rule 144A securities.


    The Fund may lend portfolio securities amounting to not more than 10% of its assets to securities dealers. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligations and the Fund is delayed in or prevented from recovering the collateral.

    The Fund may engage in a variety of options and futures transactions with respect to U.S. or Foreign Government Securities and corporate fixed-income securities. See "Investment Risks -- Options, Futures, Swap Contracts and Currency Transactions" for information about these kinds of transactions.

|_| U.S. AND FOREIGN GOVERNMENT SECURITIES
    Different types of U.S. and Foreign Government Securities have different kinds of government support. U.S. Government Securities include securities backed by the full faith and credit of the U.S. Government, as well as many other securities that are not full faith and credit obligations. For example, obligations of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury, and obligations of the FHLMC and the FNMA are supported only by the credit of those corporations. Similarly, obligations of foreign governmental entities include obligations issued or guaranteed by governments with taxing power or by their agencies. Some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision (such as a province of Canada) and some are not. For example, Foreign Government Securities include securities issued by corporations which have been charged with a public purpose and a majority of whose outstanding equity securities are owned by a foreign government or government agency. Such securities may be supported only by the credit of the issuing corporation and not by that of the government or agency.

    In addition to investing directly in U.S. and Foreign Government Securities, the Government Securities and Strategic Income Funds may purchase "stripped" securities evidencing undivided ownership interests in interest payments or principal payments, or both, on U.S. and Foreign Government Securities. These investments may be more volatile than other types of U.S. or Foreign Government Securities.

|_| FOREIGN CURRENCY EXCHANGE TRANSACTIONS
    The Funds that may invest in securities denominated in foreign currencies or traded in foreign markets may engage in related foreign currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future portfolio holdings are denominated or quoted.

    The Bond Income, High Income and Strategic Income Funds may engage in transactions in currency forward contracts. A currency forward contract is a contract that obligates parties to the contract to exchange specified amounts of different currencies at a specified future date. For example, a party may agree to deliver a specified number of French francs, in exchange for a specified number of U.S. dollars on a certain date.

    From time to time, a portion of the Bond Income, High Income or Strategic Income Fund's assets may be invested in securities that are denominated in foreign currencies or that are traded in markets where purchase or sale transactions settle in a foreign currency. Currency forward contracts may be used both (1) to facilitate settlement of a Fund's transactions in these securities and (2) to hedge against possible adverse changes in the relative values of the currencies in which the Fund's portfolio holdings (or intended future holdings) are denominated.

    Currency forward contracts involve transaction costs and the risk that the banks with which a Fund enters into such contracts will fail financially. Each Fund's subadviser will, however, monitor the creditworthiness of these banks on an ongoing basis. Successful use of currency forward contracts for hedging purposes also depends on the accuracy of the subadviser's forecasts as to future changes in the relative values of currencies. The accuracy of such forecasts cannot be assured. The Fund will set aside with its custodian certain assets to provide for satisfaction of its obligations under currency forward contracts.

    Although the Bond Income, High Income and Strategic Income Funds are permitted to use currency forward contracts, they are not obligated to do so. Thus, the Funds will not necessarily be fully (or even partially) hedged against the risk of adverse currency price movements at any given time.

    Foreign currency transactions involve costs and may result in losses. See
    Part II of the Statement for more information.

|_| DURATION
    "Duration" is a commonly used measure of the price responsiveness of a fixed-income security or a portfolio of fixed-income securities to an interest rate change (i.e., the change in price one can expect from a given change in interest rates). Many investors and investment analysts consider duration to be a more useful measure of price sensitivity than "maturity." A debt instrument's duration is derived by discounting principal and interest payments to their present value using the instrument's current yield to maturity and calculating the dollar-weighted average time until these payments will be received. The Government Securities, Limited Term U.S. Government and Bond Income Funds will seek to maintain an average portfolio duration within specified limits as set forth in the "Fund Investments" section for each Fund; however, each Fund's portfolio may include fixed-income securities with durations longer or shorter than the stated duration limits, so long as the Fund maintains an average portfolio duration that is consistent with its investment strategy.


    The values of securities having shorter durations generally fluctuate less than securities with longer durations. In general, investments in short and intermediate term debt securities are less sensitive to interest rate changes and provide more stability than longer term investments. For example, based on yields of 5.55% for a five-year U.S. Treasury security and 5.88% for a 30-year U.S. Treasury security, a 1% increase in interest rates would be expected to result in approximately a 4.3% reduction in the value of the five-year security (duration 4.52) as compared to approximately a 13.6% reduction in the value of the 30-year security (duration 13.56). Conversely, a 1% decrease in interest rates would be expected to result in similar increases in value. These expectations represent Back Bay Advisors' estimate of portfolio volatility based upon historic data collected under a wide variety of market conditions, but there is no assurance that actual volatility will be consistent with such expectations.


|_| ADDITIONAL INFORMATION
    Each Fund may purchase securities for its portfolio on a "when-issued" basis. This means that the Fund will enter into the commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered.

    The Funds, consistent with their investment objectives, attempt to maximize yields by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic market conditions and trends. The Government Securities and Strategic Income Funds also invest to take advantage of what are believed to be temporary disparities in the yields of the different segments of the market for U.S. Government Securities. These policies may result in higher turnover rates in the Funds' portfolios, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any Fund's subadviser's investment discretion in managing the Fund's assets. Recent portfolio turnover rates for the Funds are set forth above under "Financial Highlights."

    Each Fund may enter into repurchase agreements, under which a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase. The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid securities.

--------------------------------------------------------------------------------
                                INVESTMENT RISKS
--------------------------------------------------------------------------------

    It is important to understand the following risks inherent in a Fund before you invest.

|_| FIXED-INCOME SECURITIES (ALL FUNDS)
    The Funds invest principally in fixed-income securities. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of your shares will vary as a result of changes in the value of the bonds and other securities in a Fund's portfolio.

    Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

    Fixed-income securities are subject to market and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. In the case of municipal bonds, the issuer may make these payments from money raised through a variety of sources, including (1) the issuer's general taxing power, (2) a specific type of tax such as a property tax, or
    (3) a particular facility or project such as a highway. The ability of an issuer of municipal bonds to make these payments could be affected by litigation, legislation or other political events, or the bankruptcy of the issuer. U.S. Government Securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of fixed-income securities falls when market rates of interest are rising.) Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

    Because interest rates vary, it is impossible to predict the income of a fund that invests in fixed-income securities for any particular period. Fluctuations in the value of a Fund's investments in fixed-income securities will cause the Fund's net asset value to increase or decrease.


|_| LOWER RATED FIXED-INCOME SECURITIES (STRATEGIC INCOME, BOND INCOME AND HIGH
    INCOME FUNDS)
    Fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed-income securities, including U.S. Government and many Foreign Government Securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a mutual fund investing in lower quality fixed-income securities may be more dependent on the fund's subadviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Bond Ratings."

    During the fiscal year ended December 31, 1997, 20% of the average month-end net assets of the Bond Income Fund were invested in fixed-income securities rated in the rating categories below investment grade (BBB/Baa). The portfolio compositions of the Strategic Income Fund and the High Income Fund during the fiscal year ended December 31, 1997 are summarized in Appendix B to this prospectus.

|_| FOREIGN SECURITIES (STRATEGIC INCOME, BOND INCOME AND HIGH INCOME FUNDS)
    Foreign Government Securities and foreign corporate securities present risks not associated with investments in U.S. Government or corporate securities.


    Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Strategic Income Fund, the Bond Income Fund and the High Income Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

    In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

    There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees in some circumstances may be higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. A Fund may have limited legal recourse should a foreign government be unwilling or unable to repay the principal or interest owed.


    The Strategic Income Fund may invest all or any portion of its assets in the securities of emerging markets. Investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments as discussed above) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.


    In addition, the Funds may invest in securities issued by supranational agencies. Supranational agencies are those agencies whose member nations determine to make capital contributions to support the agencies' activities, and include such entities as the International Bank of Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

    The Funds may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

    In determining whether to invest in securities of foreign issuers, the subadviser of each Fund will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

|_| MORTGAGE-RELATED SECURITIES (ALL FUNDS)
    Mortgage-related securities, such as GNMA or FNMA certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than- expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

    An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.


|_| ASSET-BACKED SECURITIES (LIMITED TERM U.S. GOVERNMENT AND BOND INCOME FUNDS)
    The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, assets such as automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a CMO structure. Generally the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.


|_| COLLATERALIZED MORTGAGE OBLIGATIONS (ALL FUNDS)
    A CMO is a security backed by a portfolio of mortgages or mortgage securities held under an indenture. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs may be considered derivative securities.

|_| "STRIPPED" SECURITIES (GOVERNMENT SECURITIES AND STRATEGIC INCOME FUNDS)
    Stripped securities are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or Foreign Government Securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. Government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.


|_| ZERO COUPON SECURITIES (ALL FUNDS EXCEPT ADJUSTABLE RATE FUND) AND
    PAY-IN-KIND SECURITIES (HIGH INCOME AND STRATEGIC INCOME FUNDS)
    Zero coupon securities are issued at a significant discount from face value and pay interest only at maturity, rather than at intervals during the life of the security. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. The prices of pay-in-kind or zero coupon securities may react more strongly to changes in interest rates than the prices of many other securities. The Funds are required to accrue and distribute income from pay-in-kind and zero coupon securities on a current basis, even though the Funds will not receive the income currently in cash. Thus a Fund may have to sell other investments to obtain cash needed to make income distributions.


|_| WHEN-ISSUED SECURITIES (ALL FUNDS)
    If the value of a "when-issued" security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when a Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. Each Fund will set aside with its custodian certain assets to provide for satisfaction of its obligations under when-issued transactions.

|_| OPTIONS, FUTURES, SWAP CONTRACTS AND CURRENCY TRANSACTIONS (ALL FUNDS EXCEPT
    ADJUSTABLE RATE FUND)
    Except as otherwise noted, the following discussion applies to all Funds except the Adjustable Rate Fund. The Funds may engage in a variety of transactions involving the use of options and futures with respect to U.S. or Foreign Government Securities or corporate fixed-income securities (in the case of the Strategic Income Fund) for purposes of hedging against changes in interest rates.

    A Fund may buy, sell or write options on securities, securities indexes, currencies or futures contracts. A Fund may buy and sell futures contracts on securities, securities indexes or currencies. A Fund may also enter into swap contracts. A Fund may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that a Fund owns or intends to acquire. A Fund may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

    Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligations under the option.

    A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss). A Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of the Fund's net assets. Transactions in futures and related options involve the risks of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different hours, (3) the possible absence of a liquid secondary market at any point in time, and (4) the risk that if the subadviser's prediction on interest rates or other economic factors is inaccurate, the Fund may be worse off than if it had not hedged. Futures transactions involve potentially unlimited risk of loss.

    The Funds may enter into interest rate, currency and securities index swaps. The Funds will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the Standard & Poor's Composite Index of 500 Stocks [the "S&P 500"]) or in some other investment (such as U.S. Treasury securities).

    The value of options purchased by a Fund, futures contracts held by a Fund and a Fund's positions in swap contracts may fluctuate up or down based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options, futures or swaps involve costs and the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. The Fund will be required, however, to set aside with its custodian bank certain assets in amounts sufficient at all times to satisfy its obligations under options, futures and swap contracts.


    The successful use of options, futures and swaps will usually depend on a Fund's subadviser's ability to forecast bond market, currency or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options, futures and swap transactions also depends on the degree of correlation between the changes in the value of futures, options or swap positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Trading hours for options may differ from the trading hours for the underlying securities. Thus, significant price movements may occur in the securities markets that are not reflected in the options market. This may limit the effectiveness of options as hedging devices. In the case of swap contracts and of options that are not traded on an exchange and not protected by the Options Clearing Corporation ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Funds will treat most swap contracts and over-the-counter options (and the assets they segregate to cover their obligations thereunder) as illiquid. Certain regulatory requirements may limit the Funds' ability to engage in futures, options and swap transactions.


    The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments by the Bond Income, Strategic Income and High Income Funds in options and futures in foreign markets are subject to many of the same risks as are the Fund's other foreign investments. See "Foreign Securities" above. For further information, see "Miscellaneous Investment Practices -- Futures, Options and Swap Contracts" in Part II of the Statement.

|_| RULE 144A SECURITIES (STRATEGIC INCOME, BOND INCOME AND HIGH INCOME FUNDS)
    Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the subadviser has determined, under guidelines established by the trustees of the Trusts, that the particular issue of Rule 144A securities is liquid. Investment in illiquid securities involves the risk that the Fund may be unable to sell such securities at the desired time.


|_| SECURITIES LENDING (ALL FUNDS)
    The Funds may lend their portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% (25% for the Limited Term U.S. Government Fund and 15% for the Government Securities Fund) of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.


    Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

--------------------------------------------------------------------------------
                                 FUND MANAGEMENT
--------------------------------------------------------------------------------

New England Funds Management, L.P. ("NEFM") 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds. NEFM oversees, evaluates and monitors the subadvisory services provided to each Fund and furnishes general business management and administration to each Fund. NEFM does not determine what investments will be purchased by the Funds.


Loomis Sayles, One Financial Center, Boston, Massachusetts 02111, is the subadviser of the Strategic Income and High Income Funds. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment counsel firms. Daniel Fuss, Managing Partner and Executive Vice President of Loomis Sayles, has served as the Strategic Income Fund's portfolio manager since the Fund's inception in May 1995. Mr. Fuss joined Loomis Sayles in 1976. Kathleen C. Gaffney, Vice President of Loomis Sayles, has been assisting Mr. Fuss as a portfolio manager of the Fund since April 1996. Ms. Gaffney joined Loomis Sayles in 1984. Gary L. Goodenough, Vice President of Loomis Sayles, has served as the High Income Fund's portfolio manager since July 1996. Mr. Goodenough served as a Managing Director at Bear Stearns and Salomon Brothers prior to joining Loomis Sayles in 1993.

The subadviser of the other Funds is Back Bay Advisors, 399 Boylston Street, Boston, Massachusetts 02116. Back Bay Advisors provides discretionary investment management services to mutual funds and other institutional investors. Formed in 1986, Back Bay Advisors now manages 15 mutual fund portfolios and a total of over $6 billion of securities. Joel A. Damiani, Senior Vice President of Back Bay Advisors, has served as the Government Securities Fund's portfolio manager since May 1997. James S. Welch, Senior Vice President of Back Bay Advisors, and Scott A. Millimet, Executive Vice President of Back Bay Advisors, have served as the Limited Term U.S. Government Fund's portfolio managers since May 1997. J. Scott Nicholson, Senior Vice President of Back Bay Advisors, has served as the Adjustable Rate Fund's portfolio manager since the Fund's inception in October 1991. Catherine L. Bunting, Senior Vice President of Back Bay Advisors, has served as the Bond Income Fund's portfolio manager since 1989. Each of the foregoing persons has been employed by Back Bay Advisors for at least five years, with the exception of Mr. Millimet, who, prior to joining Back Bay Advisors in 1994, served as a Vice President at BTFutures, Inc. and as a Senior Vice President of Carroll McEntee & McGinley.

Subject to the supervision of NEFM, each subadviser manages the portfolio of each Fund to which it acts as subadviser in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities for the Fund and employs professional advisers and securities analysts who provide research services relating to the Fund.

Each of the Funds pays NEFM a management fee at the annual rate set forth in the following table, reduced by the amounts of any subadvisory fee payable by the Fund to the Fund's subadviser (as described below):

                               Management fee paid by Fund to NEFM
                               (as a percentage of average
Fund                           daily net assets of the Fund)
--------------------           ---------------------------
Adjustable Rate Fund .......   0.55%     of the first $200 million
                               0.51%     of the next $300 million
                               0.47%     of amounts in excess of
                                         $500 million

Bond Income Fund ...........   0.500%    of the first $100 million
                               0.375%    of amounts in excess of
                                         $100 million

Government Securities Fund .   0.650%    of the first $200 million
and Limited Term U.S.          0.625%    of the next $300 million
Government Fund                0.600%    of amounts in excess of
                                         $500 million

High Income Fund ...........   0.70%     of the first $200 million
                               0.65%     of amounts in excess of
                                         $200 million

Strategic Income Fund ......   0.65%     of the first $200 million
                               0.60%     of amounts in excess of
                                         $200 million

Each Fund pays its subadviser a subadvisory fee at the annual rate set forth in the following table:

                                                             Subadvisory fee payable to subadviser
Fund                                   Subadviser            as a percentage of average daily net assets of the Fund)
----------------------------------     --------              --------------------------------------------------------
Adjustable Rate Fund .............     Back Bay Advisors      0.275%  of the first $200 million
                                                              0.255%  of the next $300 million
                                                              0.235%  of amounts in excess of $500 million

Bond Income Fund .................     Back Bay Advisors     0.2500%  of the first $100 million
                                                             0.1875%  of amounts in excess of $100 million

Government Securities Fund and ...     Back Bay Advisors     0.3250%  of the first $200 million
Limited Term U.S. Government Fund                            0.3125%  of the next $300 million
                                                             0.3000%  of amounts in excess of $500 million

High Income Fund and .............     Loomis Sayles           0.35%  of the first $200 million
Strategic Income Fund                                          0.30%  of amounts in excess of $200 million


NEFM has voluntarily agreed, until further notice to the High Income Fund, to reduce its management fee and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's expenses to an annual rate of 1.15% of the average daily net assets of the Fund's Class Y shares. NEFM may terminate this voluntary agreement at any time.

NEFM and Back Bay Advisors have voluntarily agreed, until further notice to the Adjustable Rate Fund, to reduce their fees and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's expenses to the annual rate of 0.45% of the Fund's average daily net assets attributable to its Class Y shares. NEFM and Back Bay Advisors may terminate this voluntary agreement at any time.

If any of the voluntary fee reductions described above are terminated, the prospectus of the affected Fund will be supplemented.


General
The transfer and dividend paying agent for the Funds is New England Funds Service Corporation ("NEFSCO"), 399 Boylston Street, Boston, Massachusetts 02116. NEFSCO has subcontracted certain of its obligations as such to State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110.

The general partners of each of NEFM, Back Bay Advisors, Loomis Sayles and the Distributor, and the sole shareholder of NEFSCO, are special purpose corporations that are indirect, wholly-owned subsidiaries of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company. MetLife owns in the aggregate, directly and indirectly, approximately 47% of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.

In placing portfolio transactions for the Funds, Back Bay Advisors and Loomis Sayles seek the most favorable price and execution available. Subject to applicable regulatory restrictions and such policies as each Trust's trustees may adopt, Back Bay Advisors and Loomis Sayles may consider sales of shares of the Funds and other mutual funds they manage as a factor in the selection of broker-dealers to effect portfolio transactions for the Fund. Subject to procedures adopted by the trustees of the Trusts, Fund brokerage transactions may be executed by brokers that are affiliated with Nvest Companies, NEFM or any subadviser. See "Portfolio Transactions and Brokerage" in Part II of the Statement.

In addition to overseeing the management of the Funds' portfolios as conducted by the subadvisers, NEFM provides executive and other personnel for the management of the Trusts. Each Trust's Board of Trustees supervises the affairs of that Trust as conducted by NEFM and the subadvisers.

In addition to the management fee paid to NEFM, each Fund pays all expenses not borne by its adviser, subadviser or the Distributor, including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' independent trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings, preparing, printing and mailing prospectuses and reports to shareholders and the compensation of trustees who are not directors, officers or employees of New England Life Insurance Company ("NELICO") or MetLife or their affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently between each Fund's Class A, Class B and (in the case of the Limited Term U.S. Government, Strategic Income, High Income and Bond Income Funds) Class C shares, on one hand, and its Class Y shares, on the other hand. (See "Additional Facts About the Funds" below.)

NEFM performs certain accounting and administrative services for the Funds. For those services, each Fund reimburses NEFM for all or part of its expenses of providing these services to the Fund, which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance.

The Funds have received an exemptive order from the SEC to permit NEFM, subject to certain conditions, to enter into subadvisory agreements with subadvisers, including subadvisers other than the existing subadvisers of the Funds, when approved by the relevant Trust's Board of Trustees, without obtaining shareholder approval. The exemptive order also permits, without shareholder approval, the terms of an existing subadvisory agreement to be changed or the employment of an existing subadviser to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, when such changes or continuation are approved by the relevant Trust's Board of Trustees. Shareholders will be notified of any subadviser changes.

--------------------------------------------------------------------------------
                               BUYING FUND SHARES
--------------------------------------------------------------------------------


ELIGIBILITY AND MINIMUM INVESTMENT

Class Y shares of the Funds may be purchased by other mutual funds, endowments, foundations, bank trust departments or trust companies. The minimum initial investment is $1 million for these entities and $10,000 is the minimum for each subsequent investment. Class Y shares may also be purchased by plan sponsors of 401(a), 401(k), 457 or 403(b) plans ("Retirement Plans") that have total investment assets of at least $10 million, and by NELICO or MetLife and any other insurance company affiliated with NELICO or MetLife or any of their successor entities (purchases by these entities are referred to as "Insurance Company Accounts"). Plan sponsors' investment assets in multiple Retirement Plans can be aggregated for purposes of meeting this minimum. Class Y shares may also be purchased by any separate account of NELICO or MetLife or of any other insurance company affiliated with NELICO or MetLife ("Separate Accounts"). Class Y shares may also be purchased by wrap fee programs of certain broker-dealers as to which no service or marketing fees are paid to such broker-dealers by the Fund, NEFM or the Distributor ("Wrap Fee Programs"). There is no minimum initial or subsequent investment amount for Retirement Plans, Separate Accounts, Insurance Company Accounts or Wrap Fee Programs. Investments in the Funds may also be made by certain individual retirement accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans of amounts invested in the Funds. The Distributor serves as the principal underwriter of the Fund's shares. Shares may be purchased on any day when the New York Stock Exchange (the "Exchange") is open for business (a "business day"). Investors should contact New England Funds before attempting to place an order for Fund shares. The Funds and the Distributor reserve the right at any time to reject a purchase order.


Class Y shares of a Fund may, at the discretion of NELICO, be purchased on behalf of agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries in connection with deferred compensation plans offered by NELICO ("NELICO Deferred Compensation Plan Accounts"). There is no minimum initial or subsequent investment amount for NELICO Deferred Compensation Plan Accounts.


Class Y shares of a Fund may be purchased through Wrap Fee Programs offered by certain broker-dealers. Such Wrap Fee Programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer that offers Class Y shares through a Wrap Fee Program is responsible for transmitting to its customer a schedule of fees and other information regarding any conditions and restrictions which may be imposed by the broker-dealer on a participant in its Wrap Fee Program. Shareholders who are customers of broker-dealers should contact their broker-dealer for information regarding the fees associated with the Wrap Fee Program and the conditions and restrictions which the broker-dealer may impose. In the event that a participant who purchased Class Y shares of a Fund through a Wrap Fee Program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the Fund having the same net asset value as the shares converted, and the broker-dealer may thereafter be entitled to receive from the Fund an annual service fee of 0.25% of the value of the Class A shares owned by that shareholder.

Class Y shares of a Fund may be purchased through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with the Fund ("Service Accounts"). Shareholders who purchase shares through a Service Account may be charged a fee if they effect transactions through such parties and should contact such parties for information regarding such fees. There is no minimum initial or subsequent investment amount for Service Accounts.

WAYS TO BUY FUND SHARES

A shareholder may purchase Class Y shares for cash on any business day by the two methods described below:

[GRAPHIC OMITTED] BY WIRE TRANSFER:
Prior to an initial investment, obtain an account number and wire transfer instructions by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business. All funds should be transmitted to State Street Bank and Trust Company, ABA #011000028, DDA #99011538 Credit [Fund Name] Class Y shares, Shareholder Name, and Shareholder Account Number.

[GRAPHIC OMITTED] BY MAIL:
For an initial investment, simply complete the attached application and return it, with a check payable to New England Funds and mailed to New England Funds, P.O. Box 8551, Boston, MA 02266-8551. All purchases made by check should be in U.S. dollars and made payable to New England Funds, or, in the case of a retirement account, the custodian or trustee. Third party checks will generally not be accepted except under certain circumstances approved by the Distributor. When purchases are made by check, redemptions may not be allowed until the investment being redeemed has been in the account for a minimum of ten calendar days.


Class Y shares of a Fund may also be purchased by exchanging securities on deposit with a custodian acceptable to the Fund's subadviser or by a combination of such securities and cash. Purchase of shares of a Fund in exchange for securities is subject in each case to the determination by the Fund's subadviser that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by a Fund's subadviser in exchange for Fund shares will be valued in the same manner as the Fund's assets (generally the last quoted sales price), as described below under "Fund Details -- How Fund Share Price Is Determined," as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling 1-800-225-5478.

A Fund's subadviser will not approve the acceptance of securities in exchange for shares of a Fund it manages unless (1) the subadviser, in its sole discretion, believes the securities are appropriate investments for the Fund;
(2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933 or otherwise; (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions; and (4) the securities have a value which is readily ascertainable (not established by evaluation procedures alone) as evidenced by a listing on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market System or the principal securities exchange of countries in which the Fund may invest. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by exchange of securities (other than shares of other New England Funds).


GENERAL
The purchase price of shares of each Fund is the net asset value next determined after a purchase order is received in good order by New England Funds. For purposes of calculating the purchase price of Fund shares, a purchase order is considered received by the Fund on the day that it is "in good order" unless it is rejected by the Fund. For a purchase order to be in "good order" on a particular day, in the case of a purchase of Fund shares in exchange for securities, the investor's securities must be placed on deposit at a depository acceptable to a Fund's subadviser by 4:00 p.m. (Eastern time), and, in the case of a cash investment, Federal funds must be wired to the Fund between 9:00 a.m. and 4:00 p.m. (Eastern time) or a check for the purchase price of the shares, accompanied by a completed application, must have been received by New England Funds before 4:00 p.m. (Eastern time) on that day. Orders received after 4:00 p.m. (Eastern time) will receive the next day's price.

Purchases will be made in full and fractional Class Y shares calculated to three decimal places. The shareholder will receive a statement of Fund shares owned following each transaction. Investors will not receive certificates representing Class Y shares. The Funds and the Distributor reserve the right at any time to reject a purchase order.

The Distributor may, at its expense, provide additional promotional incentives or payments to dealers who sell shares of the Funds (including in some cases, exclusively to New England Securities Corporation, a broker-dealer affiliate of the Distributor, and MetLife). In some instances additional compensation is provided to certain dealers who achieve sales goals or who may sell significant amounts of shares.

--------------------------------------------------------------------------------
                               OWNING FUND SHARES
--------------------------------------------------------------------------------

EXCHANGING AMONG NEW ENGLAND FUNDS


You may exchange Class Y shares of the Funds or any other series of the Trusts for Class Y shares of any other series of the Trusts which offers Class Y shares or for Class A shares of the New England Cash Management Trust Money Market Series or New England Tax Exempt Money Market Trust (the "Money Market Funds"). Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any series of the Trusts in a NELICO Deferred Compensation Account for Class A shares of any other series of the Trusts which do not offer Class Y shares. Class A shares of any series of the Trusts in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any series of the Trusts. To obtain a prospectus and more information about Class A shares, please call the Distributor toll free at 1-800-225-5478.


TO MAKE AN EXCHANGE, please call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business or write to New England Funds. Exchange requests after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes earlier than 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open. All exchanges are subject to the eligibility requirements of the series into which you are exchanging. In connection with any exchange, you must obtain and carefully read a current prospectus of the series into which you are exchanging. The exchange privilege may be exercised only in those states where shares of such other series may be legally sold.


You have the automatic privilege to exchange your Fund shares by telephone. The Funds and NEFSCO will employ reasonable procedures to confirm that telephone instructions are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds and NEFSCO will require a form of personal identification prior to acting upon telephone instructions, will provide shareholders with written confirmations of such transactions and will record your instructions.


For federal tax purposes, an exchange of shares of one series of the Trusts for shares of another series is considered to be a redemption and purchase and, therefore, is considered to be a taxable event on which you may recognize a gain or a loss.

Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.


MARKET TIMER RESTRICTIONS. Purchases and exchanges into the Funds should be made for investment purposes only. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) when such transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Without limiting the generality of the foregoing, the Funds and the Distributor reserve the right to restrict (e.g., by limiting to a specified maximum dollar amount) purchases and exchanges for the account of "market timers." An account will be deemed to be the account of a market timer if (i) more than two exchange purchases of a given Fund are effected for the account in a calendar quarter or (ii) the account effects one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

FUND DIVIDEND PAYMENTS
Each Fund declares dividends daily and pays them monthly. Each Fund pays as dividends substantially all net investment income (tax-exempt and taxable income other than long- and short-term capital gains) each year and distributes annually all net realized long- and short-term capital gains (after applying any available capital loss carryovers). The trustees of the Trusts may adopt a different schedule as long as payments are made at least annually. If you intend to purchase shares of a Fund shortly before it declares a capital gain distribution, you should be aware that a portion of the purchase price may be returned to you as a taxable distribution.

You have the option to reinvest all distributions in additional Class Y shares of the Fund or in Class Y shares of other series of the Trusts, to receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund or of other series of the Trusts, or to receive all distributions in cash. Income distributions and capital gains distributions will be reinvested in Class Y shares of the respective Fund at net asset value unless you select another option. You may change your distribution option by notifying New England Funds in writing or by calling 1-800-225-5478. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.

--------------------------------------------------------------------------------
                          DIVIDEND DIVERSIFICATION PROGRAM

    You may also establish a dividend diversification program, which allows you to have all dividends and any other distributions automatically invested in Class Y shares of another New England Fund, subject to the investor eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing fund account and, if a new account in the purchased fund is being established, the purchased fund's minimum investment requirements must be met. Before establishing a dividend diversification program into any other New England Fund, you must obtain and carefully read a copy of that fund's Prospectus.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                            SELLING FUND SHARES
----------------------------------------------------------------------------

WAYS TO SELL FUND SHARES
You may sell Class Y shares of the Funds in the following ways:


[GRAPHIC OMITTED] BY TELEPHONE:
You may redeem (sell) shares by telephone for cash by the two methods described below:

Wired to Your Bank Account -- If you have previously selected the telephone redemption privilege on your account, shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business. The proceeds generally will be wired on the next business day to the bank account previously chosen by you on your application. A wire fee (currently $5.00) will be deducted from the proceeds.

Your bank must be a member of the Federal Reserve System or have a correspondent bank that is a member. If your account is with a savings bank, it must have only one correspondent bank that is a member of the System.

Mailed to Your Address of Record -- Shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business and requesting that a check for the proceeds be mailed to the address on your account, provided that the address has not changed over the previous month and that the proceeds are for $100,000 or less. Generally, the check will be mailed to your address of record on the business day after your redemption request is received.

Redemption requests accepted after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes before 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open.

[GRAPHIC OMITTED] BY MAIL:
You may redeem your shares at their net asset value next determined after receipt of your request in good order by sending a written request (including any necessary special documentation) to New England Funds, P.O. Box 8551, Boston, MA 02266-8551.

The request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and whether you wish the proceeds mailed to your address of record, or wired to your bank account. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on your confirmation statement) and indicate any special capacity in which they are signing (such as trustee, custodian or under power of attorney or on behalf of a partnership, corporation or other entity).


If you are redeeming shares worth less than $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, no signature guarantee is required. Otherwise, you generally must have your signature guaranteed by an eligible guarantor institution in accordance with procedures established by the Funds and NEFSCO. Signature guarantees by notaries public are not acceptable.

Additional written information may be required for redemptions by certain benefit plans and IRAs. Contact the Distributor or your investment dealer for details.

GENERAL
Redemption requests will be effected at the net asset value next determined after the redemption request is received in proper form by State Street Bank. Redemption proceeds will normally be mailed to you within seven days after State Street Bank or the Distributor receives your request in good order. However, in those cases where you have recently purchased your shares by check and you make a redemption request within 10 days after such purchase or transfer, the Fund may withhold redemption proceeds until the Fund knows that the check has cleared (which may take up to 15 days).


During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If you are unable to contact the Distributor by telephone, shares may be redeemed by delivering the redemption request in person to the Distributor or by mail as described above.

Requests are processed at the net asset value next determined after the request is received.

Special rules apply to redemptions under powers of attorney. Please call the Distributor or your investment dealer for more information.

Telephone redemptions are not available for tax qualified retirement plans or for Fund shares in certificate form. If certificates have been issued for your investment, you must send them to New England Funds along with your request before a redemption request can be honored. See the instructions for redemption by mail above.


The Funds may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors. The Funds reserve the right to suspend account services or refuse transaction requests when notice has been received by a Fund of a dispute between the registered or beneficial owners of an account or there is suspicion or evidence that a fraudulent act may result.

If Back Bay Advisors, or Loomis Sayles in the case of the Strategic Income and High Income Funds, determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Funds' procedures for valuation described under "Fund Details - How Fund Share Price Is Determined." Securities distributed by a Fund in kind will be selected by NEFM and the Fund's subadviser, in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Funds' right to pay redemptions in kind is limited by an election made by the Funds under Rule 18f-1 under the Investment Company Act of 1940, as amended. See "Redemptions" in Part II of the Statement.

----------------------------------------------------------------------------
                                FUND DETAILS
----------------------------------------------------------------------------

HOW FUND SHARE PRICE IS DETERMINED


The net asset value of each Fund's shares is determined as of the close of regular trading (ordinarily 4:00 p.m. Eastern time) on the Exchange on each day that the Exchange is open for trading. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by each Trust's Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. Securities traded primarily on an exchange outside the United States which closes before the close of the Exchange generally will be valued for purposes of calculating the Fund's net asset value at the last sale or bid price on that non-U.S. exchange, except that when an occurrence after the closing of that exchange is likely to have materially changed such a security's value, such security will be valued at fair value as determined by or under the direction of each Trust's Board of Trustees as of the close of regular trading on the Exchange. An option that is written by the Fund generally will be valued at the last sale price or, in the absence of the last sale price, the last offer price. A futures contract will be valued at the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of each Trust's Board of Trustees. All other securities and assets of each Fund's portfolio are valued at their fair market value as determined in good faith by the adviser or subadviser of that Fund (or a pricing service selected by the adviser or subadviser) under the supervision of each Trust's Board of Trustees. The value of any assets for which the market price is expressed in terms of a foreign currency will be translated into U.S. dollars at the prevailing market rate on the date of the net asset value computation, or, if no such rate is quoted at such time, at such other appropriate rate as may be determined by or under the direction of each Trust's Board of Trustees.

The net asset value per share of each class is determined by dividing the value (determined as explained above) of all securities plus any cash and other assets (including dividends and interest receivable but not collected) less all liabilities (including accrued expenses) attributable to such class, by the number of shares of such class outstanding. The public offering price of each Fund's Class Y shares is the net asset value per share.

The exact price you pay for a share will be determined by the next set of calculations made after your order is accepted by NEFSCO. In other words, if, on a Tuesday morning, your properly completed application is received, your wire is received or your dealer places your trade for you, the price you pay will be determined by the calculations made as of the close of regular trading on the Exchange on Tuesday. If you buy shares through your investment dealer, the dealer must receive your order by the close of regular trading on the Exchange and transmit it to the Distributor by 5:00 p.m. (Eastern time) (or, under limited circumstances, such other time no later than 8:00 p.m. Eastern time as may be agreed upon between the dealer and the Distributor) to receive that day's public offering price.


INCOME TAX CONSIDERATIONS


Each Fund intends to meet all requirements of the Internal Revenue Code of 1986, as amended (the "Code") necessary to ensure that it qualifies as a regulated investment company and thus does not expect to pay any federal income tax on investment income and capital gains distributed to shareholders in cash or additional shares. Unless you are a tax-exempt entity, your distributions derived from a Fund's short-term capital gains and ordinary income are generally taxable to you as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months (i.e., 28% Rate Gains) and from net gains on securities held for more than 18 months (i.e., 20% Rate Gains), are taxable to you as such, regardless of how long you have owned shares in the Fund. Both ordinary income and capital gains distributions are taxable whether distributed to you in cash or additional shares.


A Fund's transactions in foreign currency-denominated debt securities and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a part or all of a Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid federal income tax liability.


Dividends derived from interest on U.S. Government securities may be exempt from state and local taxes. The Funds intend to advise shareholders of the proportion of each Fund's dividends that are derived from such interest. Before investing in any of the Funds, you should check the consequences under your local and state tax laws, which may be different from the federal tax consequences, and the consequences for any retirement plan offering tax benefits.

To avoid an excise tax, each Fund intends to distribute prior to calendar year-end virtually all the Fund's ordinary income earned during that calendar year, and virtually all of the capital gain net income the Fund realized during the twelve months ending October 31 but has not previously distributed. If declared in October, November or December to shareholders of record in that month, and paid the following January, these distributions will be considered for federal income tax purposes to have been received by shareholders on December 31 of the year in which they were declared.

Each Fund is required to withhold 31% of all income dividends and capital gains distributions it pays to you (i) if you do not provide a correct, certified taxpayer identification number, (ii) if the Fund is notified that you have underreported income in the past or (iii) if you fail to certify to the Fund that you are not subject to such withholding. In addition, each Fund will be required to withhold 31% of the gross proceeds of Fund shares you redeem if you have not provided a correct, certified taxpayer identification number or if the Fund is notified that you have underreported income in the past. If you are a tax-exempt institution, however, these back-up withholding rules will not apply so long as you furnish the Fund with an appropriate certification.


Annually, if you earn more than $10 in taxable income from a Fund, you will receive a Form 1099 to assist you in reporting the prior calendar year's distributions on your federal income tax return. You should consult your tax adviser about any state or local taxes that may apply to such distributions. Be sure to keep the Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

The foregoing is a summary of certain federal income tax consequences of an investment in a Fund for shareholders who are U.S. citizens or corporations. You should consult a competent tax adviser as to the effect of an investment in a Fund on your particular federal, state and local tax situations.

|_| ADJUSTABLE RATE FUND
    While many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a Fund from direct obligations of the U.S. Government, less than 20% of the distributions of the Adjustable Rate Fund during the current fiscal year are expected to qualify for such tax-free treatment. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. Government securities do not qualify as direct federal obligations in most states.


PERFORMANCE CRITERIA


Each Fund may include total return information in advertisements or other written sales material. Each Fund may show the average annual total return for each class of shares for the one-, five- and ten-year periods (or the life of class, if shorter) through the end of the most recent calendar quarter or, in the case of the High Income Fund's Class A shares, for the period since July 27, 1988 and July 1, 1996 when there were changes in that Fund's investment adviser. Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of the Class B and C shares, imposition of the CDSC for the period of time quoted). Total return may be quoted with or without giving effect to any voluntary expense limitations in effect for the class in question during the relevant period. The classes may also show total return over other periods, on an aggregate basis for the period presented, or without deduction of a sales charge. If a sales charge is not deducted in calculating total return, the class's total return will be higher.


Each Fund may also include the yield, accompanied by the total return, for each class of shares, in advertising and other written material. Yield will be computed in accordance with the SEC's standardized formula by dividing the adjusted net investment income per share earned during a recent 30-day period by the maximum offering price of a share of the relevant class (reduced by any earned income expected to be declared shortly as a dividend) on the last day of the period. Yield calculations will reflect any voluntary expense limitations in effect for the Fund during the relevant period.


Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gains over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value on the last day of such period. If the net asset value rather than the maximum offering price is used to calculate the distribution rate, the rate will be higher.


As a result of lower operating expenses, Class Y shares of the Funds can be expected to achieve a higher investment return than the Funds' Class A, Class B or Class C shares.

All performance information is based on past results and is not an indication of likely future performance.

ADDITIONAL FACTS ABOUT THE FUNDS


|_| New England Funds Trust I, an open-end management investment company, was organized in 1985 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Government Securities Fund represents the original series of shares of the Trust. The Bond Income Fund was organized prior to 1985 and conducted investment operations as a separate corporation until its reorganization as a series of the Trust in January 1987. The Strategic Income Fund commenced investment operations in 1995.

|_| New England Funds Trust II, an open-end management investment company, was organized in 1931 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Limited Term U.S. Government Fund commenced investment operations in 1989. The High Income Fund was organized in 1984 and conducted investment operations as a separate corporation until its reorganization as a series of the Trust in 1989. The Adjustable Rate Fund commenced operations in 1991.

|_| When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the relevant Trust's trustees and to cast a vote for each share you own at shareholder meetings. Shares of each Fund vote separately from shares of other series of the same Trust, except as otherwise required by law. Shares of all classes of a Fund vote together, except as to matters relating to a class's Rule 12b-1 plan, for which only shares of that class are entitled to vote. No Rule 12b-1 plan applies to the Class Y shares of any Fund.

|_| Class A, Class B and Class C shares are identical to Class Y shares, except that Class A, Class B and Class C shares are subject to a sales load or contingent deferred sales charge, bear a service fee at the annual rate of 0.25% of average net assets (and in the case of Class B and Class C shares a 0.75% distribution fee; also, Class A shares of the Limited Term U.S. Government Fund bear an additional 0.10% distribution fee) and have separate voting rights in certain circumstances. Class Y shares may bear its own transfer agency and prospectus printing costs and, if so, will not bear any portion of those costs relating to other classes of shares.

|_| Except for matters that are explicitly identified as "fundamental" in this Prospectus or Part I of the Statement, the investment policies of each Fund may be changed by the relevant Trust's trustees without shareholder approval or, in most cases, prior notice. The investment objectives of the Government Securities and Bond Income Funds are fundamental. The investment objectives of the Adjustable Rate and Strategic Income Funds are not fundamental. The investment objectives of the Limited Term U.S. Government and High Income Funds are not fundamental but, as a matter of policy, the trustees would not change those objectives without shareholder approval. If there is a change in the investment objective of the Adjustable Rate, Strategic Income, Limited Term U.S. Government or High Income Fund, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.


|_| The Trusts do not generally hold regular shareholder meetings and will do so only when required by law. Shareholders of a Trust may remove the trustees of that Trust from office by votes cast at a shareholder meeting or by written consent.


|_| The Trusts, together with the Money Market Funds, constitute the New England
    Funds. Each of New England Funds Trust I and New England Funds Trust II offers only its own funds' shares for sale, but it is possible that New England Funds Trust I or New England Funds Trust II might become liable for any misstatements in this prospectus that relate to the other Trust. The trustees of each Trust have considered this possible liability and approved the use of this combined prospectus for Funds of both New England Funds Trust I and New England Funds Trust II.

|_| The Class A, Class B, Class C and Class Y structure could be terminated should certain IRS rulings be rescinded.


|_| Each Fund's annual report contains additional performance information and is made available upon request and without charge. Each Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report in writing or by telephone.


|_| The Trusts' trustees have the authority without shareholder approval to issue other classes of shares of each Fund that represent interests in the Fund's portfolio but that have different sales load and fee arrangements.

|_| No interest will accrue on amounts represented by uncashed dividend or redemption checks.

|_| Many of the services provided to the Funds depends on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, such failure could have an adverse impact on the Funds' operations and services provided to shareholders. NEFM, CGM, the Funds' subadvisers, the Distributor, NEFSCO, State Street Bank and certain other service providers to the Funds have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address this so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

--------------------------------------------------------------------------------
                       APPENDIX A: RATINGS OF SECURITIES
--------------------------------------------------------------------------------

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

Aaa, Aa, A -- Bonds which are rated Aaa or Aa are judged to be of high quality by all standards and are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP BOND RATINGS:
AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB-B-CCC-CC-C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no income is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------


AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE STRATEGIC INCOME FUND FOR THE
                       FISCAL YEAR ENDED DECEMBER 31, 1997

                                                             PERCENTAGE
SECURITY                                                    OF NET ASSETS
-------                                                     ------------
Preferred Stock ........................................        1.2%
Short-term Obligations and Other Assets ................        0.2%
Common Stock ...........................................        7.4%
Debt-- Unrated .........................................        3.7%
Debt-- Standard and Poor's Rating
       AAA .............................................       10.6%
       AA ..............................................        5.7%
       A ...............................................        9.0%
       BBB .............................................       17.7%
       BB ..............................................       28.2%
       B ...............................................       13.7%
       CCC and lower ...................................        2.6%

The chart above indicates the composition of the Strategic Income Fund for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Strategic Income Fund's net assets invested in each category as of the end of each month during the year. Loomis Sayles does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.

                 AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
            HIGH INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                                             PERCENTAGE
SECURITY                                                    OF NET ASSETS
-------                                                     ------------
Common Stock ...........................................        0.9%
Preferred Stock ........................................        7.9%
Short-term Obligations and Other Assets ................        3.9%
Debt-- Unrated .........................................        0.0%
Debt-- Standard and Poor's Rating
       AAA .............................................        0.0%
       BBB .............................................        0.0%
       BB ..............................................        6.5%
       B ...............................................       67.3%
       CCC and lower ...................................       13.5%

The chart above indicates the composition of the High Income Fund for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the High Income Fund's net assets invested in each category as of the end of each month during the year. Loomis Sayles does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.

[Logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------
NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND

NEW ENGLAND TAX FREE INCOME FUND OF NEW YORK

PROSPECTUS AND APPLICATION -- MAY 1, 1998

FOR GENERAL INFORMATION ON THE FUNDS OR
ANY OF THEIR SERVICES AND FOR ASSISTANCE
IN OPENING AN ACCOUNT, CONTACT YOUR
INVESTMENT DEALER OR CALL THE
DISTRIBUTOR TOLL FREE AT:
1-800-225-5478.

New England Massachusetts Tax Free Income Fund (the "Massachusetts Fund")and New England Tax Free Income Fund of New York (formerly, New England Intermediate Term Tax Free Fund of New York) (the "New York Fund") (collectively the "Funds") are non-diversified mutual funds. The Funds are series of New England Funds Trust II (the "Trust"), a registered open-end management investment company. The Trust, New England Funds Trust I and New England Funds Trust III are referred to in this Prospectus as the "Trusts."

Each Fund seeks as high a level of current income exempt from federal income tax and its state's personal income tax (and New York City personal income tax, in the case of the New York Fund) as Back Bay Advisors(R), L.P. ("Back Bay Advisors"), the Funds' subadviser, believes is consistent with preservation of capital. There can be no assurance that either Fund will achieve this objective.

Each Fund offers two classes of shares (Class A and B). The offering price is based on the net asset value per share next determined after an order is received. Class A share purchases generally involve a sales charge at the time of purchase. No initial sales charge applies to Class B share purchases. A contingent deferred sales charge (a "CDSC"), however, is imposed upon certain redemptions of Class B shares, which also bear higher annual 12b-1 fees than Class A shares. Class B shares automatically convert to Class A shares eight years after purchase. See "Buying Fund Shares -- Sales Charges."

This Prospectus sets forth information you should know before investing in the Funds. Please read it carefully and keep it for future reference. A statement of additional information in two parts (the "Statement") about the Funds dated May 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to New England Funds, L.P. (the "Distributor"), SAI Fulfillment Desk, 399 Boylston Street, Boston, MA 02116, or call toll free at 1-800-225-5478. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement, materials incorporated by reference and other information regarding each of the Funds. The Statement contains more detailed information about the Funds and is incorporated into this Prospectus by reference.


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Page
          FUND EXPENSES AND FINANCIAL INFORMATION
       1  Schedule of Fees                                     Sales charges, yearly operating expenses.

       3  Financial Highlights                                 Historical information on the Funds' performance.
------------------------------------------------------------------------------------------------------------------
          INVESTMENT STRATEGY
       6  How the Funds Pursue Their Objectives
------------------------------------------------------------------------------------------------------------------
      10  INVESTMENT RISKS                                     It is important to understand the risks inherent in
                                                               a Fund before you invest.
------------------------------------------------------------------------------------------------------------------
      13  FUND MANAGEMENT
------------------------------------------------------------------------------------------------------------------
          BUYING FUND SHARES
      15  Minimum Investment                                   Everything you need to know to open and add to
      15  6 Ways to Buy Fund Shares                            a New England Funds account.
              [] Through your investment dealer
              [] By mail
              [] By wire transfer of Federal Funds
              [] By Investment Builder
              [] By electronic purchase through ACH
              [] By Exchange from Another New England Fund
      16  Sales Charges
      18  Reduced Sales Charges (Class A Shares Only)
------------------------------------------------------------------------------------------------------------------
          OWNING FUND SHARES
      20  Exchanging Among New England Funds                   New England Funds offers three convenient ways to
                                                               exchange Fund shares.
      21  Fund Dividend Payments
------------------------------------------------------------------------------------------------------------------
          SELLING FUND SHARES
      22  5 Ways to Sell Fund Shares                           How to withdraw money or close your account.
              [] Through your investment dealer
              [] By telephone
              [] By mail
              [] By check
              [] By Systematic
          Withdrawal Plan
      24  Repurchase Option (Class A Shares Only)              An opportunity to reinvest your redemption proceeds
                                                               within 120 days for no sales charge.
------------------------------------------------------------------------------------------------------------------
          FUND DETAILS
      25  How Fund Share Price is Determined                   Additional information you may find important.
      25  Income Tax Considerations
      27  The Funds' Expenses
      28  Performance Criteria
      28  Additional Facts About the Funds
      30  Glossary of Terms
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FUND EXPENSES AND FINANCIAL INFORMATION
--------------------------------------------------------------------------------

SCHEDULE OF FEES


Expenses are one of several factors to consider when you invest in the Funds. The following tables summarize your maximum transaction costs from investing in the Funds and estimated annual expenses for each class of the Funds' shares. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each class of shares of the Funds for the periods specified.

SHAREHOLDER TRANSACTION EXPENSES

                                                              MASSACHUSETTS FUND        NEW YORK FUND
                                                             --------------------    -------------------
                                                             CLASS A     CLASS B     CLASS A     CLASS B
                                                             -------     -------     -------     -------
Maximum Initial Sales Charge Imposed on a Purchase
  (as a percentage of offering price)(1)(2) ..............     4.25%       None        4.25%       None
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase price or
  redemption proceeds, as applicable)(2) .................     (3)         5.00%       (3)         5.00%

(1) A reduced sales charge on Class A shares applies in some cases. See "Buying Fund Shares -- Reduced
    Sales Charges (Class A Shares Only)."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within one year after purchase, but not to any other purchases or redemptions of Class A shares. See "Buying Fund Shares -- Sales Charges."

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                        MASSACHUSETTS FUND                      NEW YORK FUND
                                 --------------------------------    ------------------------------------
                                    CLASS A           CLASS B            CLASS A             CLASS B
                                    -------           -------            -------             -------
Management Fees
  (after voluntary fee waiver
  and expense reduction) .....        0.29%**           0.29%**            0.00%***            0.00%***
12b-1 Fees ...................        0.35              1.00*              0.25                1.00*
Other Expenses
  (after voluntary fee waiver
and expense reduction
  for the New York Fund) .....        0.36              0.36               0.60***             0.60***
Total Fund Operating Expenses
  (after voluntary fee waiver
  and expense reduction) .....        1.00**            1.65**             0.85***             1.60***

  * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities
    Dealers, Inc.
 ** Without the voluntary fee waiver by the Fund's adviser, Management Fees would be 0.58% for (Class A and Class B shares), and Total Fund Operating Expenses would be 1.29% for Class A shares and 1.94%
    for Class B shares. These voluntary limitations can be terminated by the Fund's adviser at any time.
    See "Fund Management."
*** Without the voluntary fee waiver and expense reduction by the Fund's adviser, Management Fees and
    Other Expenses would be 0.52% and 1.07%, respectively, for both classes, and Total Fund Operating
    Expenses would be 1.84% for Class A shares and 2.59% for Class B shares. These voluntary limitations can be terminated by the Fund's adviser at any time. See "Fund Management."


EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at the end of each time period. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.


                                                         MASSACHUSETTS FUND                  NEW YORK FUND
                                                   -------------------------------  -------------------------------
                                                     CLASS A         CLASS B          CLASS A         CLASS B
                                                   -----------  ------------------  -----------  ------------------
                                                                  (1)       (2)                    (1)       (2)
1 year ..........................................     $ 52        $ 67      $ 17       $ 51        $ 66      $ 16
3 years .........................................     $ 73        $ 82      $ 52       $ 68        $ 80      $ 50
5 years .........................................     $ 95        $110      $ 90       $ 88        $107      $ 87
10 years* .......................................     $160        $178      $178       $143        $170      $170


(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.
  *  Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Funds. For additional information about the Funds' management fees, 12b-1 fees and other expenses, please see "Fund Management," and "The Funds" Expenses."

A wire fee (currently $5.00) will be deducted from your proceeds if you elect to transfer redemption proceeds by wire.

FINANCIAL HIGHLIGHTS

(For a share of the Funds outstanding throughout the indicated periods.)

The Financial Highlights presented below have been included in the financial statements of the Funds, which have been examined by Price Waterhouse LLP, independent accountants, and, for periods prior to 1997, Coopers & Lybrand L.L.P., independent accountants, each of whose reports thereon are incorporated by reference in Part II of the Statement and may be obtained by shareholders. The Financial Highlights should be read in conjunction with the financial statements and the notes thereto incorporated by reference in Part II of the Statement. Each Fund's annual report contains additional performance information and is available upon request and without charge.

NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND

                                                                         CLASS A
                                --------------------------------------------------------------------------------------------------
                                  TEN
                                 MONTHS
                                 ENDED                                          YEAR ENDED DECEMBER 31,
                                DEC. 31,    --------------------------------------------------------------------------------------
                                1988(a)       1989     1990     1991     1992       1993      1994      1995      1996      1997
                                ------       ------   ------   ------   ------     ------    ------    ------    ------    ------
Net asset value,
  beginning of period           $16.37       $16.16   $16.27   $16.01   $16.37     $16.62    $17.27    $15.10    $16.85    $16.50
                                ------       ------   ------   ------   ------     ------    ------    ------    ------    ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income             0.90         1.06     1.04     1.08     1.03       0.97      0.89      0.88      0.87      0.86
Net gains or losses on
  investments (both realized
  and unrealized)                (0.20)        0.19    (0.24)    0.69     0.40       1.05     (2.15)     1.76     (0.35)     0.63
                                ------       ------   ------   ------   ------     ------    ------    ------    ------    ------

Total income (loss) from
  investment operations           0.70         1.25     0.80     1.77     1.43       2.02     (1.26)     2.64      0.52      1.49
                                ------       ------   ------   ------   ------     ------    ------    ------    ------    ------

LESS DISTRIBUTIONS
Distributions from net
  investment income              (0.90)       (1.06)   (1.03)   (1.07)   (1.03)     (0.97)    (0.89)    (0.89)    (0.87)    (0.86)
Distributions in excess of
  net investment income           0.00         0.00     0.00     0.00     0.00       0.00     (0.02)     0.00      0.00      0.00
Distributions from net
  realized capital gains         (0.01)       (0.08)   (0.03)   (0.34)   (0.15)     (0.40)    (0.00      0.00      0.00      0.00
                                ------       ------   ------   ------   ------     ------    ------    ------    ------    ------
Total distributions              (0.91)       (1.14)   (1.06)   (1.41)   (1.18)     (1.37)    (0.91)    (0.89)    (0.87)    (0.86)
                                ------       ------   ------   ------   ------     ------    ------    ------    ------    ------
Net asset value, end of
  period                        $16.16       $16.27   $16.01   $16.37   $16.62     $17.27    $15.10    $16.85    $16.50    $17.13
                                ======       ======   ======   ======   ======     ======    ======    ======    ======    ======
Total return (%)(c)                4.6          8.0      5.2     11.5      9.1       12.4      (7.4)     17.8       3.2       9.3
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period (000)                 $50,770      $51,269  $55,903  $68,534  $91,932   $128,797  $107,565  $120,229  $112,934  $113,869
Ratio of operating
  expenses to average
  net assets (%)(d)               1.51(b)      1.41     1.35     1.00     0.85       0.85      0.85      0.85      0.90      1.00
Ratio of net investment
  income to average net
  assets (%)                      6.63(b)      6.54     6.48     6.62     6.25       5.58      5.63      5.46      5.31      5.17
Portfolio turnover rate (%)         18(b)        24       21       86       29         42        48       127       140       132

(a)  Fiscal year end changed in 1988 from February 28/29 to December 31.
(b)  Computed on an annualized basis.
(c)  A sales charge is not reflected in total return calculations. Periods of less than one year are not annualized.
(d)  Effective September 1, 1996 expenses were voluntarily limited to 1.00% of average net assets of Class A shares and 1.65% of average net assets of Class B shares. From May 1, 1991 through August 31, 1996, expenses were voluntarily limited to 0.85% of average netassets of Class A shares and, commencing September 13, 1993, 1.50% of average net assets of Class B shares. From May
     18, 1989 through April 30, 1991, expenses were voluntarily limited to 1.35% of average net assets of Class A shares. For all periods prior to May 18, 1988, expenses were limited to 1.25% of average net assets of Class A shares. The ratio of operating expenses to average net assets without giving effect to these expense limitations would have been 1.39%, 1.56% (annualized),
     1.43%, 1.37%, 1.34%, 1.26%, 1.21%, 1.24%, 1.24%, 1.27% and 1.29% for the year ended February 29, 1988, the period ended
     December 31, 1988 and the years ended December 31, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997, respectively, for the Fund's Class A shares, and 1.86% (on an annualized basis) for the period from September 13, 1993 through December 31, 1993 and 1.89%, 1.89%, 1.92%, and 1.94% for the year ended December 31, 1994, 1995, 1996 and 1997, respectively, for the Fund's
     Class B shares.


NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND CONTINUED

                                                                                CLASS B
                                          ---------------------------------------------------------------------------------
                                          SEPT. 13(a)
                                            THROUGH                      YEAR ENDED DECEMBER 31,
                                            DEC. 31,          -------------------------------------------------------------
                                              1993             1994               1995              1996              1997
                                             ------           ------             ------            ------            ------
Net asset value, beginning of period         $17.78           $17.26             $15.08            $16.82            $16.47
                                             ------           ------             ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                          0.25             0.77               0.78              0.75              0.76
Net gains or losses on investments
  (both realized and unrealized)              (0.15)           (2.14)              1.74             (0.34)             0.62
                                             ------           ------             ------            ------            ------
Total income (loss) from investment
  operations                                   0.10            (1.37)              2.52              0.41              1.38
                                             ------           ------             ------            ------            ------
LESS DISTRIBUTIONS
Distributions from net investment
  income                                      (0.22)           (0.79)             (0.78)            (0.76)            (0.76)
Distributions in excess of net
  investment income                            0.00            (0.02)              0.00              0.00              0.00
Distributions from net realized
  capital gains                               (0.40)            0.00               0.00              0.00              0.00
                                             ------           ------             ------            ------            ------
Total distributions                           (0.62)           (0.81)             (0.78)            (0.76)            (0.76)
                                             ------           ------             ------            ------            ------
Net asset value, end of period               $17.26           $15.08             $16.82            $16.47            $17.09
                                             ======           ======             ======            ======            ======
Total return (%)(d)                             0.4             (8.0)              17.0               2.6               8.6
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)              $1,289           $4,523             $6,697            $7,442            $7,399
Ratio of operating expenses to average
  net assets (%)(b)                            1.50(c)          1.50               1.50              1.55              1.65
Ratio of net investment income to
  average net assets (%)                       4.26(c)          4.98               4.81              4.66              4.52
Portfolio turnover rate (%)                      42(c)            48                127               140               132

(a)  Class B shares were first offered beginning September 13, 1993.
(b)  Effective September 1, 1996 expenses were voluntarily limited to 1.00% of average net assets of Class A shares and
     1.65% of Class B shares. From May 1, 1991 through August 31, 1996, expenses were voluntarily limited to 0.85% of average net assets of Class A shares and, commencing September 13, 1993, 1.50% of average net assets of Class B shares.
     From May 18, 1989 through April 30, 1991, expenses were voluntarily limited to 1.35% of average net assets of Class A shares. For all periods prior to May 18, 1988, expenses were limited to 1.25% of average net assets of Class A shares.
     The ratio of operating expenses to average net assets without giving effect to these expense limitations would have been 1.39%, 1.56% (annualized), 1.43%, 1.37%, 1.34%, 1.26%, 1.21%, 1.24%, 1.24%, 1.27% and 1.29% for the year ended
     February 29, 1988, the period ended December 31, 1988 and the years ended December 31, 1989, 1990, 1991, 1992, 1993,
     1994, 1995, 1996 and 1997, respectively, for the Fund's Class A shares, and 1.86% (on an annualized basis) for the period from September 13, 1993 through December 31, 1993 and 1.89%, 1.89%, 1.92%, and 1.94% for the year ended December
     31, 1994, 1995, 1996 and 1997, respectively, for the Fund's Class B shares.
(c)  Computed on an annualized basis.
(d)  A CDSC is not reflected in total return calculations. Periods of less than one year are not annualized.


NEW ENGLAND TAX FREE INCOME FUND OF NEW YORK

                                                      CLASS A                                              CLASS B
                                   ------------------------------------------------  -----------------------------------------------
                                   APRIL 23(a)                                       SEPT. 13(a)
                                     THROUGH           YEAR ENDED DECEMBER 31,        THROUGH            YEAR ENDED DECEMBER 31,
                                     DEC. 31,     ---------------------------------   DEC. 31,     ---------------------------------
                                       1993        1994     1995     1996     1997     1993        1994    1995     1996     1997
                                      -----        -----    -----    -----    -----    -----       -----   -----    -----    -----
Net asset value, beginning
  of period                           $7.50        $7.76    $7.07    $7.68    $7.64    $7.85       $7.76   $7.06    $7.67    $7.62
                                      -----        -----    -----    -----    -----    -----       -----   -----    -----    -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income                  0.26         0.37     0.38     0.39     0.37     0.10        0.32    0.33     0.34     0.32
Net gains or losses on investments
  (both realized and unrealized)       0.29        (0.68)    0.62    (0.05)    0.27    (0.05)      (0.69)   0.62    (0.06)    0.27
                                      -----        -----    -----    -----    -----    -----       -----   -----    -----    -----
Total income (loss) from
  investment operations                0.55        (0.31)    1.00     0.34     0.64     0.05       (0.37)   0.95     0.28     0.59
                                      -----        -----    -----    -----    -----    -----       -----   -----    -----    -----
LESS DISTRIBUTIONS
Distributions from net investment
  income                              (0.25)       (0.38)   (0.39)   (0.38)   (0.38)   (0.10)      (0.33)  (0.34)   (0.33)   (0.33)
Distributions in excess of net
  investment income                   (0.04)        0.00     0.00     0.00     0.00    (0.04)       0.00    0.00     0.00     0.00
                                      -----        -----    -----    -----    -----    -----       -----   -----    -----    -----
TOTAL DISTRIBUTIONS                   (0.29)       (0.38)   (0.39)   (0.38)   (0.38)   (0.14)      (0.33)  (0.34)   (0.33)   (0.33)
                                      -----        -----    -----    -----    -----    -----       -----   -----    -----    -----
Net asset value, end of period        $7.76        $7.07    $7.68    $7.64    $7.90    $7.76       $7.06   $7.67    $7.62    $7.88
                                      =====        =====    =====    =====    =====    =====       =====   =====    =====    =====
Total return (%)(d)                     7.4         (4.1)    14.5      4.6      8.7      0.5        (4.9)   13.7      3.7      7.9
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)     $21,122      $15,875  $16,388  $18,854  $20,527     $555      $1,152  $1,718   $2,154   $2,724
Ratio of operating expenses to
  average net assets (%)(b)            0.70(c)      0.70     0.70     0.75     0.85     1.45(c)     1.45    1.45     1.50     1.60
Ratio of net investment income
  to average net assets (%)            4.88(c)      5.13     5.18     5.15     4.88     3.68(c)     4.38    4.43     4.40     4.13
Portfolio turnover rate (%)             121(c)       219      155       99       40      121(c)      219     155       99       40

(a)  The Funds commenced operations on April 23, 1993. Class B shares were first offered on September 13, 1993.
(b)  Effective September 1, 1996 expenses were voluntarily limited to 0.85% of Class A average net assets and 1.60% of Class B average net assets. Commencing April 23, 1993, expenses were voluntarily limited to 0.70% of Class A average net assets and, effective September 13, 1993, 1.45% of Class B average net assets, in each case through August 31, 1996. The ratio of operating expenses to average net assets for Class A shares without giving effect to these expense limitations would have been 2.11%
     (annualized) for the period April 23, 1993 through December 31, 1993 and 1.79%, 1.88%, 1.93% and 1.84%, respectively, for the years ended December 31, 1994, 1995, 1996 and 1997, and the ratio of operating expenses to average net assets for Class B shares would have been 2.86% (annualized) for the period September 13, 1993 through December 31, 1993 and 2.54%, 2.63%, 2.68%
     and 2.59%, respectively, for the years ended December 31, 1994, 1995, 1996 and 1997.
(c)  Computed on an annualized basis.
(d)  A sales charge in the case of the Class A shares and a CDSC in the case of the Class B shares are not reflected in total return calculations. Periods of less than one year are not annualized.

Results prior to May 1, 1998 reflect results achieved under different investment policies.


--------------------------------------------------------------------------------
                              INVESTMENT STRATEGY
--------------------------------------------------------------------------------


HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES

The Funds invest primarily in tax exempt securities of their named state ("State Tax Exempt Securities"), which are described below. The law of each Fund's named state provides that, to the extent distributions by a Fund are derived from interest on State Tax Exempt Securities, they shall be exempt from that state's personal income taxes and, in the case of the New York Fund, from New York City income tax (other than the possible incidence of any alternative minimum taxes).

It is a fundamental policy of the Massachusetts Fund that the Fund will normally invest at least 80% of the value of its net assets in debt obligations the interest from which is, in the opinion of bond counsel at the time of issuance, exempt from regular federal income tax and Massachusetts personal income taxes and is not subject to the federal alternative minimum tax (the "AMT") for individuals. It is the Massachusetts Fund's intention, however, that, under normal market conditions, (1) at least 90% of the Fund's net assets will be invested in debt obligations the interest from which will be exempt from federal income tax (other than the AMT) and Massachusetts personal income taxes and (2) no more than 20% of the Fund's net assets will be invested in debt obligations the interest from which is subject to the AMT for individuals. Under normal conditions, at least 65% of the Massachusetts Fund's assets will be invested in Massachusetts State Tax Exempt Securities. During the fiscal year ended December 31, 1997, 99% of the Massachusetts Fund's net assets were invested in debt obligations the interest from which is exempt from Federal income tax (other than the AMT) and Massachusetts personal income taxes, and on average 20% of the Fund's net assets were invested in debt obligations the interest from which is subject to the AMT for individuals.

It is a fundamental policy of the New York Fund that at least 80% of its income distributions will be exempt from federal income tax, from New York personal income taxes and from New York City income tax, except during times of adverse market conditions when the Fund is investing for temporary defensive purposes (in which case more than 20% of the Fund's income distributions could be subject to federal income tax and/or New York personal income taxes and New York City income tax). The New York Fund currently expects that at least 90% of its income each year will be exempt from federal income taxes, the New York personal income tax and from New York City income tax. The Fund may invest in "private activity bonds," which pay interest that, although exempt from ordinary income taxes, may be subject to federal or New York alternative minimum taxes. It is a fundamental policy of the Fund that distributions of interest income on such bonds, together with distributions of interest income from investments other than State Tax Exempt Securities (including any income subject to federal AMT), will not normally exceed 20% of the total amount of the Fund's income distributions. The Fund currently does not expect such distributions to exceed 17% of the total amount of the Fund's income distributions.

Securities purchased by the Funds will be largely of investment grade quality. The Funds will not purchase an investment if, immediately after and as a result of such purchase, less than 85% of the Fund's assets would consist of securities rated AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or that are not rated by S&P, Fitch or Moody's but that are determined by Back Bay Advisors to be of comparable quality to securities in those rating categories.

Up to 15% of each Fund's assets may be invested in securities rated below investment grade (below BBB or Baa) or unrated but securities determined by Back Bay Advisors to be of comparable quality to bonds rated below BBB or Baa.

Bonds rated BBB or Baa are considered investment grade but may have speculative characteristics. See "Investment Risks -- Lower Quality Fixed-Income Securities" for more information about these bonds. Each Fund may invest in bonds rated in the lowest rating categories, D by S&P or Fitch or C by Moody's. These classes of bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Although the Funds' investment objectives refer to preservation of capital, the net asset values of the Funds' shares will fluctuate based on changes in prevailing market rates and other factors.

For temporary purposes (such as pending new investments), for liquidity purposes (such as to meet repurchase or redemption obligations, or to pay expenses), or for temporary defensive purposes, a Fund may invest in taxable obligations such as obligations of the U.S. Government, its agencies or instrumentalities, other debt securities rated within the four highest grades by either Moody's, S&P or Fitch, commercial paper rated in the two highest grades by either of such rating services, certificates of deposit, bankers acceptances and repurchase agreements. A Fund may also hold its assets in other cash equivalents or in cash.

The Funds may also purchase and sell interest rate futures contracts and tax-exempt bond index futures contracts and may write and purchase related options. The Funds expect that transactions involving futures and options on futures will help to reduce the volatility of the Funds' net asset values, although these results cannot be assured.

Although the yield of a tax exempt fund generally will be lower than that of a taxable income fund, the net after-tax return to investors may be greater. The following tables illustrate what tax-free investing can mean for you.

The following tables do not take into account the effect of income taxes on social security benefits which may arise as a result of receiving tax-exempt income, or any alternative minimum tax. Also, a portion of the Funds' distributions may consist of ordinary income, short-term capital gain or long-term capital gain (i.e., 20% Rate Gains or 28% Rate Gains) and will be taxable to you as such.

The following tables show, for different assumed levels of taxable income and marginal tax rates, the equivalent taxable yield that would be required to achieve certain levels of tax exempt yield. Yields shown do not represent actual yields achieved by the Funds and are not intended as a prediction of future yields.


----------------------------------------------------------------------------------------------------------------------
 TAXABLE EQUIVALENT YIELDS
 MASSACHUSETTS FUND

                                                       1998
TAXABLE INCOME*                                      COMBINED
                                                      MA AND      IF TAX EXEMPT YIELD IS
--------------------------------------------------    FEDERAL     ----------------------------------------------------
SINGLE                      JOINT                       TAX       4.00%      5.00%      6.00%       7.00%       8.00%
RETURN ($)                  RETURN ($)               BRACKET**          THEN THE EQUIVALENT TAXABLE YIELD WOULD BE:
----------------------------------------------------------------------------------------------------------------------
      0 -  25,350                 0 -  42,350          25.20%     5.35%      6.68%       8.20%       9.36%      10.70%
 25,351 -  61,400            42,351 - 102,300          36.64%     6.31%      7.89%       9.47%      11.05%      12.63%
 61,401 - 128,100           102,301 - 155,950          39.28%     6.59%      8.23%       9.88%      11.53%      13.18%
128,101 - 278,450           155,951 - 278,450          43.68%     7.10%      8.88%      10.65%      12.43%      14.20%
278,451 and over            278,451 and over           46.85%     7.53%      9.41%      11.29%      13.17%      15.05%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 NEW YORK FUND

                                                       1998
                                                     COMBINED
                                                    FEDERAL AND
TAXABLE INCOME***                                    NEW YORK
                                                     STATE AND    IF TAX EXEMPT YIELD IS
--------------------------------------------------      CITY      ----------------------------------------------------
SINGLE                      JOINT                       TAX       4.00%      5.00%      6.00%       7.00%       8.00%
RETURN ($)                  RETURN ($)               BRACKET**          THEN THE EQUIVALENT TAXABLE YIELD WOULD BE:
----------------------------------------------------------------------------------------------------------------------
      0 -   8,000                 0 -  16,000          21.02%     5.06%      6.33%       7.60%       8.86%      10.13%
  8,001 -  11,000            16,001 -  21,600          21.44%     5.09%      6.36%       7.64%       8.91%      10.18%
           20,000            21,601 -  22,000          22.02%     5.13%      6.41%       7.69%       8.98%      10.26%
 11,001 -  12,000                                      22.08%     5.13%      6.42%       7.70%       8.98%      10.27%
 12,001 -  13,000            22,001 -  26,000          22.66%     5.17%      6.46%       7.76%       9.05%      10.34%
 13,001 -  20,000            26,001 -  40,000          23.21%     5.21%      6.51%       7.81%       9.12%      10.42%
 20,001 -  25,000            40,001 -  42,350          24.02%     5.26%      6.58%       7.90%       9.21%      10.53%
 25,001 -  25,350                                      24.07%     5.27%      6.59%       7.90%       9.22%      10.54%
           20,000            42,351 -  45,000          35.64%     6.22%      7.77%       9.32%      10.88%      12.43%
 25,351 -  50,000            45,001 -  90,000          35.68%     6.22%      7.77%       9.33%      10.88%      12.44%
 50,001 -  61,400            90,001 - 102,300          35.72%     6.22%      7.78%       9.33%      10.89%      12.45%
 61,401 - 128,100           102,301 - 155,950          34.80%     6.49%      8.12%       9.74%      11.36%      12.99%
128,101 - 278,450           155,951 - 278,450          42.86%     7.00%      8.75%      10.50%      12.25%      14.00%
278,451 and over            278,451 and over           46.08%     7.42%      9.27%      11.13%      12.98%      14.84%
----------------------------------------------------------------------------------------------------------------------

  *This amount represents taxable income as defined in the Internal Revenue
   Code and the Massachusetts income tax law. Note that Massachusetts taxable income and federal taxable income may differ due to differences in exemptions, itemized deductions, and other items.
 **For federal tax purposes, these combined rates reflect the applicable marginal rates for 1998. These rates include the effect of deducting state taxes on a federal return.
***This amount represents taxable income as defined in the Internal Revenue
   Code and the New York State and City tax law. Note that New York taxable income and federal taxable income may differ due to differences in exemptions, itemized deductions, and other items.

STATE TAX EXEMPT SECURITIES

State Tax Exempt Securities are debt obligations issued by a Fund's named state and its respective political subdivisions (for example, counties, cities, towns, villages, districts and authorities), the interest from which is, in the opinion of bond counsel, exempt from both federal income tax and personal income taxes of the relevant state and, in the case of the New York Fund, New York City income taxes (other than the possible incidence of any alternative minimum taxes). State Tax Exempt Securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses, the refunding of outstanding debts, or the lending of funds to public or private institutions for the construction of housing, educational or medical facilities. They may also include certain types of industrial development bonds or private activity bonds issued by public authorities to finance privately owned or operated facilities. State Tax Exempt Securities also include debt obligations issued by other governmental entities (for example, U.S. possessions such as Puerto
Rico) if such debt obligations generate interest income that is exempt from federal income taxes, the relevant state's personal income taxes and, in the case of the New York Fund, New York City income taxes.

The two principal classifications of State Tax Exempt Securities are general obligation and limited obligation (limited purpose or revenue) bonds. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development and private activity bonds are in most cases limited obligation bonds, the creditworthiness of which is directly related to the user of the facilities.

Also included within the general category of State Tax Exempt Securities are participations in lease obligations or installment purchase contract obligations ("lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing and may not be as marketable as more conventional securities. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear. The Funds' investments, if any, in these securities will be subject to procedures adopted by the trustees of the Trust from time to time.

State Tax Exempt Securities may have fixed or variable interest rates. The Funds may purchase floating and variable rate demand notes, which are securities normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted periodically based on changes in such lending rate. The interest rate on a variable rate demand note is adjusted at specified intervals. There generally is no secondary market for these notes, although they may be tendered for redemption at face value. In some cases, the Funds must give more than seven days' notice before tender. Variable rate demand notes with such a notice feature are "illiquid securities" for purposes of the policy limiting the Funds' investments in illiquid securities to 15% of net assets.

--------------------------------------------------------------------------------
                                INVESTMENT RISKS
--------------------------------------------------------------------------------

It is important to understand the following risks inherent in the Fund before you invest.


[] GENERAL
   The value of a Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the credit ratings of obligations as well as in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. The value of a Fund's shares will fluctuate with the value of its investments.

   Certain State Tax Exempt Securities which may be held by each Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem State Tax Exempt Securities held by a Fund during a time of declining interest rates, that Fund may not be able to reinvest the proceeds in tax exempt securities providing as high a level of investment return as the securities redeemed.

   During a period of declining interest rates, many of each Fund's portfolio investments will likely bear coupon rates which are higher than current market rates, regardless of whether such securities were originally purchased at a premium. Such securities would generally carry market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of each Fund's shares. The value of such "premium" securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching a call date). As a result, an investor who holds shares of a Fund during such periods would initially receive higher monthly distributions (derived from the higher coupon rates payable on such Fund's investments) than might be available from alternative investments bearing current market interest rates, but may face an increased risk of capital loss as these higher coupon securities approach maturity (or the call date). In evaluating the potential performance of an investment in each Fund, investors may find it useful to compare each Fund's current dividend rate with the Fund's "yield," which is computed on a yield-to- maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "Fund Details -- Performance Criteria."

[] STATE TAX EXEMPT SECURITIES
   A Fund's ability to achieve its investment objective depends on the ability of the issuers of its named state and its political subdivisions to meet their continuing obligations to pay principal and interest.

   Since the Funds invest primarily in State Tax Exempt Securities, the value of a Fund's shares may be especially affected by factors pertaining to the economy of a Fund's named state and other factors specifically affecting the ability of that State (and its political subdivisions) to meet their obligations. As a result, the value of a Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of a state and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of State Tax Exempt Securities may be affected from time to time by economic, political and demographic conditions within the relevant state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of State Tax Exempt Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in a Fund's named state or a particular locality. Any reduction in the actual or perceived ability of an issuer of State Tax Exempt Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other State Tax Exempt Securities as well.

   The amount of publicly-available information about the financial condition of an issuer of State Tax Exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, monitoring the creditworthiness of issuers of State Tax Exempt Bonds may be more difficult than with corporate bonds.

   INVESTING IN MASSACHUSETTS. Like other northeastern states, Massachusetts suffered significant adverse effects from the recession of the early 1990s, including the loss of substantial numbers of jobs, declining real estate values and reduced tax receipts. Weakness in the local or national economy could adversely affect the credit ratings and creditworthiness of State Tax Exempt Securities of Massachusetts issuers, which in turn could adversely affect the value of an investment in the Massachusetts Fund.

   INVESTING IN NEW YORK. New York suffered significant adverse effects from the disruption of financial markets in the late 1980s and the most recent recession. These effects included the loss of substantial numbers of jobs, declining real estate values and reduced tax receipts. Future weakness in the economy generally, or in those sectors that are especially important to the New York economy (such as financial services), could adversely affect the credit ratings and creditworthiness of State Tax Exempt Securities of New York issuers, which in turn could adversely affect the value of an investment in the New York Fund. Back Bay Advisors believes that, in general, the secondary market for State Tax Exempt Securities is less liquid than that for many other fixed-income securities. Accordingly, the ability of a Fund to buy and sell securities may be limited.

[] LOWER QUALITY FIXED-INCOME SECURITIES
   Lower quality fixed-income securities generally provide higher yields than higher quality securities, but are subject to greater credit and market risk. Lower quality fixed- income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a fund investing in lower quality fixed-income securities may be more dependent on the fund's subadviser's own credit analysis than is the case for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower quality fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." During the fiscal year ended December 31, 1997, 7.22% and 4.61% of the average month-end net assets of the Massachusetts Fund and the New York Fund, respectively, were invested in fixed-income securities rated in the rating categories below investment grade (BBB/Baa). For more information, including a detailed description of the ratings assigned by S&P, Fitch and Moody's, please refer to the Statement's "Appendix A -- Description of Bond Ratings."

[] FUTURES AND OPTIONS
   Each Fund may purchase and sell financial futures contracts and options for hedging purposes. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in the value of the index between the time when the Fund enters into and terminates an index future, the Fund will realize a gain or loss. The Funds may purchase and sell futures contracts on this index (or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of State Tax Exempt Securities which the Funds own or expect to purchase. The Funds may also purchase and sell put and call options on index futures, or on an index directly, in addition to or as an alternative to purchasing and selling financial futures contracts.

   Each Fund may also, for hedging purposes, purchase and sell futures contracts and options with respect to U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. Treasury security futures and related options would be used in a way similar to the Funds' use of index futures and related options. The Funds will purchase or sell Treasury security futures or related options only when, in the opinion of Back Bay Advisors, price movements in Treasury security futures and related options are likely to correlate closely with price movements in the State Tax Exempt Securities which are the subject of the hedge.

   The use of futures and options may result in taxable income or capital gains and involves certain special risks. Futures and options transactions involve costs and may result in losses. The successful use of futures and options will usually depend on whether Back Bay Advisors forecasts interest rate movements correctly. The Funds' ability to hedge their portfolio positions through Treasury security futures and options also depends on the degree of correlation between the municipal bond index or U.S. Treasury security underlying the futures or options purchased and sold by the Funds and the State Tax Exempt Securities that are the subject of the hedge. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Funds to close their positions on a timely basis. There can be no assurance that such a market will exist at a particular time. Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and certain regulatory requirements may limit a Fund's ability to engage in futures and options transactions.

   A Fund will not purchase or sell futures contracts or related options if, as a result, the sum of initial margin deposits on a Fund's existing futures contracts and options plus premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's net assets. (For options that are "in- the-money" at the time of purchase, the amount by which the option is "in-the- money" is excluded from this calculation.)


   A more detailed explanation of futures and options transactions and the risks associated with them is included in Part II of the Statement.


[] MISCELLANEOUS
   Each Fund reserves the right to enter into repurchase agreements. Under a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase. These transactions must be fully collateralized at all times, but may involve some credit risk to the Fund. A Fund may also purchase securities for future delivery (i.e., forward commitments), which may increase its overall investment exposure. Part II of the Statement contains more detailed information about these transactions and about limitations designed to reduce the risks associated with them.

   Each Fund is a "non-diversified" fund and as such is not required to meet any diversification requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), although each Fund must meet certain diversification standards to qualify as a regulated investment company under the Code. Since the Funds may invest a relatively high percentage of their assets in the obligations of a limited number of issuers, each Fund may be more susceptible than a more widely-diversified fund to any single economic, political or regulatory occurrence.

   In periods of rapidly fluctuating interest rates, there may be frequent changes in investments. From time to time, consistent with its investment objective, each Fund may also trade securities for the purpose of seeking short-term profits. A change in the securities held by the Funds is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. To the extent that such sales result in net realized capital gains, shareholders ordinarily are taxed on such gains at applicable income tax rates. See "Fund Details -- Income Tax Considerations" below. Under certain market conditions, the Funds' portfolio turnover rates may be higher than those of similar mutual funds. Recent portfolio turnover rates for the Funds are set forth above under "Financial Highlights."


--------------------------------------------------------------------------------
                                FUND MANAGEMENT
--------------------------------------------------------------------------------


   New England Funds Management, L.P. ("NEFM"), 399 Boylston Street, Boston, Massachusetts 02116, serves as the Funds' adviser. NEFM oversees, evaluates and monitors Back Bay Advisors' provision of subadvisory services to the Funds and provides general business management and administration to the Funds. NEFM also serves as adviser to most of the other New England Funds. NEFM does not determine what investments will be purchased by the Funds.

   The Funds' subadviser is Back Bay Advisors, 399 Boylston Street, Boston, Massachusetts 02116. Subject to overall supervision by NEFM and the Trust's trustees, Back Bay Advisors furnishes a continuous investment program for the Funds and recommends what securities should be purchased or sold by the Funds. Back Bay Advisors provides discretionary investment management services to mutual funds and other institutional investors. Formed in 1986, Back Bay Advisors now manages 14 mutual fund portfolios and over 7 billion of securities. James S. Welch, Vice President of Back Bay Advisors, has served as the Massachusetts Fund's portfolio manager since May 1995 and the New York Fund's portfolio manager since the Fund's inception in April 1993.

   The transfer and dividend paying agent for the Funds is New England Funds Service Corporation ("NEFSCO"), 399 Boylston Street, Boston, Massachusetts 02116. NEFSCO has subcontracted certain of its obligations as such to State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110.

   The general partners of each of NEFM, Back Bay Advisors and the Distributor, and the sole shareholder of NEFSCO, are special purpose corporations that are indirect, wholly-owned subsidiaries of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company. MetLife owns in the aggregate, directly and indirectly, approximately 47% of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.

   The Massachusetts Fund pays NEFM a management fee at the annual rate of 0.60% of the first $100 million of the Fund's average daily net assets and 0.50% of such assets in excess of $100 million, and the New York Fund pays NEFM a management fee at the annual rate of 0.525% of the first $200 million of such Fund's average daily net assets, 0.500% of the next $300 million of such assets and 0.475% of such assets in excess of $500 million, in each case reduced by the amount of any subadvisory fees paid by the Fund to Back Bay Advisors (as described below). NEFM and Back Bay Advisors have voluntarily agreed, however, until further notice to the Massachusetts Fund, to reduce their management and subadvisory fees and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's expenses to an annual rate of 1.00% of the average daily net assets of the Fund's Class A shares and 1.65% of the average daily net assets of the Fund's Class B shares, and until further notice to the New York Fund, to reduce its fees, and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's expenses to an annual rate of 0.85% of the average daily net assets of the Fund's Class A shares and 1.60% of the average daily net assets of the Fund's Class B shares. NEFM may terminate these voluntary limitations at any time. In that event the affected Fund would supplement its Prospectus.

   The Massachusetts Fund pays Back Bay Advisors for providing subadvisory services to the Fund a subadvisory fee at the annual rate of 0.30% of the first $100 million of the Fund's average daily net assets and 0.25% of such assets in excess of $100 million. The New York Fund pays Back Bay Advisors for providing subadvisory services to the Fund a subadvisory fee at the annual rate of 0.2625% of the first $200 million of the Fund's average daily net assets, 0.2500% of the next $300 million of such assets and 0.2375% of such assets in excess of $500 million.

   In placing portfolio transactions for the Funds, Back Bay Advisors seeks the most favorable price and execution available. Subject to applicable regulatory restrictions and such policies as the Trust's trustees may adopt, Back Bay Advisors may consider sales of shares of the Funds and shares of the other mutual funds it manages as a factor in the selection of broker-dealers to effect portfolio transactions for the Funds. See "Portfolio Transactions and Brokerage" in Part II of the Statement.


   The Trust's Board of Trustees supervises the affairs of the Funds as conducted by NEFM and Back Bay Advisors.


   The Funds have received an exemptive order from the SEC to permit NEFM, subject to certain conditions, to enter into subadvisory agreements with subadvisers including subadvisers other than the existing subadviser of the Funds when approved by the Trust's Board of Trustees, without obtaining shareholder approval. The exemptive order also permits, without shareholder approval, the terms of an existing subadvisory agreement to be changed or the employment of an existing subadviser to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, when such changes or continuation are approved by the Trust's Board of Trustees. Shareholders will be notified of any subadviser changes.

--------------------------------------------------------------------------------
                               BUYING FUND SHARES
--------------------------------------------------------------------------------



CALL NEW ENGLAND FUNDS PERSONAL ACCESS
LINE (TM) AT 1-800-346-5984.

WITH OUR 24 HOUR AUTOMATED CUSTOMER
SERVICE SYSTEM YOU HAVE ACCESS TO YOUR
ACCOUNT. WITH A TOUCH-TONE TELEPHONE,
OBTAIN YOUR CURRENT ACCOUNT BALANCE,
RECENT TRANSACTIONS , FUND PRICES AND
RECENT PERFORMANCE INFORMATION. YOU CAN
ALSO PURCHASE OR EXCHANGE SHARES OF ANY
NEW ENGLAND FUND. FOR MORE INFORMATION
CALL US AT 1-800-225-5478.

MINIMUM INVESTMENT

$2,500 is the minimum for an initial investment in the Funds and $100 is the minimum for each subsequent investment. There are special initial investment minimums for the following plans:


[] $100 on initial and subsequent investments for automatic investing through the Investment Builder program.

[] $2,000 on initial and $100 on subsequent investments for accounts registered under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

6 WAYS TO BUY FUND SHARES

You may purchase shares of the Funds in the following ways:

[Graphic Omitted]
    THROUGH YOUR INVESTMENT DEALER:

Many investment dealers have a sales agreement with the Distributor and would be pleased to accept your order.

[Graphic Omitted]
    BY MAIL:

FOR AN INITIAL INVESTMENT, simply complete an application and return it, with a check payable to New England Funds, to P.O. Box 8551, Boston, MA 02266-8551.

FOR SUBSEQUENT INVESTMENTS, please mail your check to New England Funds, P.O. Box 8551, Boston, MA 02266-8551 along with a letter of instruction or an additional deposit slip from your statements. To make investing even easier, you can also order personalized investment slips by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time). All purchases made by check should be in U.S. dollars and made payable to New England Funds. Third party checks will generally not be accepted except under certain circumstances approved by the Distributor. When purchases are made by check or periodic account investment, redemptions may not be allowed until the investment being redeemed has been in the account for a minimum of ten calendar days.

[Graphic Omitted]
    BY WIRE TRANSFER OF FEDERAL FUNDS:

FOR AN INITIAL INVESTMENT, call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business to obtain an account number and wire transfer instructions.


FOR SUBSEQUENT INVESTMENTS, direct your bank to transfer funds to State Street Bank and Trust Company, ABA #011000028, DDA #99011538, Credit Fund (Fund name and Class of shares), Shareholder Name, Shareholder Account Number. Funds may be transferred between 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the Funds are open for business. Your bank may charge a fee for this service.


[Graphic Omitted]
    BY INVESTMENT BUILDER:

Investment Builder is New England Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more New England Funds.

FOR AN INITIAL INVESTMENT, please indicate that you would like to begin an automatic investment plan through Investment Builder. Indicate the amount of the monthly investment on the enclosed application and enclose a check marked "Void" or a deposit slip from your bank account.

TO ADD INVESTMENT BUILDER TO AN EXISTING ACCOUNT, please call us at 1-800-225-5478 for a Service Options Form.

[Graphic Omitted]
    BY ELECTRONIC PURCHASE THROUGH ACH:

You may purchase additional shares electronically through the Automated Clearing House ("ACH") system as long as your bank or credit union is a member of the ACH system and you have a completed, approved ACH application on file with the Fund.


To purchase through ACH, call us at 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business. You may also purchase shares through ACH by calling New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. Under normal circumstances, the New York Stock Exchange (the "Exchange") closes at 4:00 p.m. (Eastern time). Purchase orders through ACH or New England Funds Personal Access Line will be complete only upon the receipt by New England Funds of funds from your bank and, on the day that funds are received, will be processed at the net asset value next determined at the close of regular trading on the Exchange on days that the Exchange is open. Proceeds of redemptions of Fund shares purchased through ACH may not be available for up to ten days after the purchase date.


[Graphic Omitted]
    BY EXCHANGE FROM ANOTHER NEW ENGLAND FUND:


You may also purchase shares of the Funds by exchanging shares from another New England Fund. Please see "Owning Fund Shares -- Exchanging Among New England Funds" for details.

GENERAL
All purchase orders are subject to acceptance by the Funds and will be effected at the net asset value next determined after the order is received in proper form by State Street Bank, (except orders received by your investment dealer before the close of trading on the Exchange and transmitted to the Distributor by 5:00 p.m. Eastern time (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) on the same day, which will be effected at the net asset value determined on that day. Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of sales of shares.


Class B shares and certain shareholder features may not be available to persons whose shares are held in street name accounts.

You will not receive any certificates for your Class A shares unless you request them in writing from the Distributor. The Funds' "open account" system for recording your investment eliminates the problems and expense of handling and safekeeping certificates. Certificates will not be issued for Class B shares.

If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact your investment dealer or the Distributor for details.

SALES CHARGES


The Funds offer two classes of shares:

CLASS A SHARES Class A shares are offered at net asset value plus a sales charge which varies depending on the size of your purchase. They are also subject to a 0.25% annual service fee and, in the case of the Massachusetts Fund, a 0.10% annual distribution fee. Class A shares are offered subject to the following sales charges:

--------------------------------------------------------------------------------
                                        SALES CHARGE AS A % OF        DEALER'S
                                   ---------------------------------  CONCESSION
                                                     NET              AS A % OF
VALUE OF TOTAL                     OFFERING          AMOUNT           OFFERING
INVESTMENT                         PRICE             INVESTED         PRICE
Less than $50,000                  4.25%             4.44%            3.75%
$ 50,000 - $ 99,999                4.00%             4.17%            3.50%
$100,000 - $249,999                3.50%             3.63%            3.00%
$250,000 - $499,999                2.50%             2.56%            2.15%
$500,000 - $999,999                2.00%             2.04%            1.70%
$1,000,000 or more                 None              None              *
--------------------------------------------------------------------------------

 *The Distributor may, at its discretion, pay investment dealers who initiate and are responsible for such purchases a commission of up to 1% on the first $3 million invested, and 0. 50% on the excess over $3 million. These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

TO MAKE INVESTING EVEN EASIER, YOU CAN
ALSO ORDER PERSONALIZED INVESTMENT SLIPS
BY CALLING 1-800-225-5478 BETWEEN 8:00
A.M. AND 7:00 P.M. (EASTERN TIME).

CONTINGENT DEFERRED SALES CHARGE (CLASS A SHARES ONLY). For purchases of Class A shares of the Funds of $1,000,000 or more, a CDSC of 1% applies to redemptions of shares purchased within one year of the date of purchase. If an exchange is made to Class A shares of New England Cash Management Trust Money Market Series or New England Tax Exempt Money Market Trust (the "Money Market Funds"), then the one-year holding period for purposes of determining the expiration of the CDSC will stop and will resume only when an exchange is made back into Class A shares of a series of the Trusts. For purposes of the CDSC, it is assumed that the Class A shares held the longest are the first to be redeemed. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then a CDSC applies to the redemption. For purposes of the CDSC, it is assumed that shares held the longest are the first to be redeemed. The CDSC applies to redemptions through the day one year after the day on which the purchase was accepted. No CDSC applies to a redemption of shares followed by a reinvestment effected within 30 days after the date of the redemption.


CHOOSING BETWEEN CLASS A AND B SHARES

WHETHER YOU PURCHASE CLASS A OR CLASS B
SHARES DEPENDS ON YOUR INVESTING GOALS.
IF YOU QUALIFY FOR A REDUCED SALES
CHARGE, OR INVEST FOR THE LONG TERM, YOU
MIGHT CONSIDER PURCHASING CLASS A
SHARES. CLASS A SHARES HAVE LOWER ANNUAL
FEES AND AS A RESULT, PAY HIGHER
DIVIDENDS PER SHARE. IF YOU ARE MAKING A
SMALLER INVESTMENT, YOU MIGHT CONSIDER
CLASS B SHARES SINCE 100% OF YOUR
PURCHASING DOLLARS ARE INVESTED
IMMEDIATELY AND THE AMOUNT OF YOUR
DEFERRED SALES CHARGE DIMINISHES OVER
TIME. CONSULT YOUR FINANCIAL
REPRESENTATIVE FOR HELP IN DECIDING
WHICH CLASS IS APPROPRIATE FOR YOU.


CLASS B SHARES
Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.25% annual service fee, a 0.75% annual distribution fee for eight years (at which time they automatically convert to Class A shares) and a CDSC if they are redeemed within six years of purchase. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another series of the Trusts. If the exchange is made to Class B shares of a Money Market Fund, then the holding period stops and will resume only when an exchange is made back into Class B shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then a CDSC applies to the redemption, at the same rate as if the Class B shares of the Fund had been redeemed at the time they were exchanged for Money Market Fund shares. For the purpose of the CDSC it is assumed that the shares held the longest are the first to be redeemed.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. The CDSC equals the following percentages of the dollar amounts subject to the charge.

--------------------------------------------------------------------------------
                                                          CONTINGENT DEFERRED
                                                           SALES CHARGE AS A
                                                          PERCENTAGE OF DOLLAR
YEAR SINCE PURCHASE                                     AMOUNT SUBJECT TO CHARGE
-------------------                                     ------------------------
    1st .......................................................... 5%
    2nd .......................................................... 4%
    3rd .......................................................... 3%
    4th .......................................................... 3%
    5th .......................................................... 2%
    6th .......................................................... 1%
    thereafter ................................................... 0%
--------------------------------------------------------------------------------

Year one ends one year after the day on which the purchase was accepted, and so on.

At the time of sale, the Distributor pays investment dealers a commission of 3.75% of the sales price and advances the first year's service fee (up to 0.25%) on sales of Class B shares by such dealers.

DECIDING WHICH CLASS TO PURCHASE
The decision as to whether Class A or Class B shares are more appropriate for an investor depends on the amount and intended length of the investment. Investors making large investments, qualifying for a reduced initial sales charge, might consider Class A shares because Class A shares have lower 12b-1 fees and pay correspondingly higher dividends per share. For these reasons, the Distributor will treat any order of $1 million or more for Class B shares as a Class A order. Investors making smaller investments might consider Class B shares because 100% of the purchase price is invested immediately. Consult your investment dealer for advice applicable to your particular circumstances.

GENERAL
The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gains distributions.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested, and is paid to the Distributor. The CDSC may be eliminated for certain persons and organizations, as described in the following paragraph and under "Reduced Sales Charges (Class A Shares Only)."


NO CDSC ON ANY CLASS OF SHARES APPLIES to redemptions following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year after the shareholder's death or disability. In addition, no CDSC applies to certain withdrawals pursuant to a Systematic Withdrawal Plan. See "Selling Fund Shares -- 5 Ways to Sell Fund Shares -- By Systematic Withdrawal Plan" below.


Each Fund receives the net asset value next determined after your order is received on sales of both classes of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the CDSC. For purposes of the CDSC, an exchange from one series of the Trusts to another series of the Trusts is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a redemption and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or a loss.

The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time. The staff of the SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the Funds' shares.

The Distributor may, at its expense, provide additional promotional incentives or payments to dealers who sell shares of the Funds (including in some cases, exclusively to New England Securities Corporation, a broker-dealer affiliate of the Distributor, and MetLife). In some instances additional compensation is provided to certain dealers who achieve certain sales goals or who have sold or may sell significant amounts of shares. Such compensation may include (i) full reallowance of the sales charge on the Class A shares; (ii) additional compensation with respect to the sale of Class A and B shares; or (iii) financial assistance programs to dealers in connection with conferences, sales or training programs, seminars, advertising and sales campaigns and/or shareholder services arrangements. Certain broker-dealer firms and their representatives who have sold or may sell significant amounts of shares, or have achieved other objectives, may receive gifts of merchandise and/or incentives of travel and lodging or the payment of these and other expenses incurred in connection with trips to locations, within or outside the United States, for educational seminars or meetings of a business nature. Membership in the New England Funds President's Council is based on sales achievement and other criteria and may result in the provision of gifts of merchandise, a subscription to a financial publication and participation in sales assistance programs and educational seminars. The participation of broker-dealer firms and their representatives in compensation and incentive programs is at the discretion of the firm. Compensation and incentives shall conform with the applicable Rules of the National Association of Securities Dealers, Inc.


REDUCED SALES CHARGES
(CLASS A SHARES ONLY)

[] LETTER OF INTENT -- if aggregate purchases of all series and classes of the Trusts over a 13-month period will reach a breakpoint (a dollar amount at which a lower sales charge applies), smaller individual amounts can be invested at the sales charge applicable to that breakpoint.


[] COMBINING ACCOUNTS -- purchases by qualifying accounts of all series and classes of the Trusts (which do not include the Money Market Funds unless the shares were purchased through an exchange from a series of the Trusts) may be combined with purchases of the qualifying accounts of a spouse, parents, children, siblings, grandparents or grandchildren, individual fiduciary accounts, sole proprietorships and/or single trust estates. The values of all accounts are combined to determine the sales charge.

[] UNIT HOLDERS OF UNIT INVESTMENT TRUSTS -- unit investment trust distributions of up to $1 million may be invested in shares of the Funds at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested). The dealer's concession (as a percentage of the public offering price) is 1.50% on such sales.

[] CLIENTS OF AN ADVISER OR SUBADVISER -- no sales charge or CDSC applies to investments of $100,000 or more in the Funds by clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; and the parents, spouses and children of the foregoing. Any investor eligible for these arrangements should so indicate in writing at the time of the purchase.

[] Shares of the Funds may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions through a broker or agent.

[] Shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

[] Shares of the Funds also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation, in an amount of up to 0.25% annually of the average value of the Fund's shares held by their customers. This compensation may be paid by NEFM and/or Back Bay Advisors out of their own assets, or may be paid indirectly by the Funds in the form of servicing, distribution or transfer agent fees.

[] There is no sales charge, CDSC or initial investment minimum related to investments by current and retired employees of the Trusts' investment advisers or subadvisers, the Distributor, New England Life Insurance Company ("NELICO"), MetLife or any other company affiliated with NELICO or MetLife; current and former directors and trustees of the Trusts, NELICO or MetLife or their predecessor companies; agents and general agents of NELICO or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker- dealers who have selling arrangements with the Distributor; the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the persons listed above; any trust for any of the foregoing persons; and any separate account of NELICO or MetLife or of any insurance company affiliated with NELICO or MetLife.

[] Shareholders of Reich & Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Funds at net asset value and without the imposition of a sales charge.


The reduction or elimination of the sales charge in connection with sales described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------
                               OWNING FUND SHARES
--------------------------------------------------------------------------------


AUTOMATIC EXCHANGE PLAN

THE FUNDS HAVE AN AUTOMATIC EXCHANGE
PLAN UNDER WHICH SHARES OF A CLASS OF A
FUND ARE AUTOMATICALLY EXCHANGED EACH
MONTH FOR SHARES OF THE SAME CLASS OF
OTHER SERIES OF THE TRUSTS. THE MINIMUM
MONTHLY EXCHANGE AMOUNT UNDER THE PLAN
IS $100. THERE IS NO FEE FOR EXCHANGES
MADE PURSUANT TO THIS PROGRAM, BUT THERE
MAY BE A SALES CHARGE AS DESCRIBED ON
THIS PAGE. SHARES OF THE ADJUSTABLE RATE
FUND THAT ARE SUBJECT TO A DIFFERENTIAL
SALES CHARGE AS DESCRIBED ON THIS PAGE
MAY NOT PARTICIPATE IN THIS PROGRAM.


EXCHANGING AMONG NEW ENGLAND FUNDS


CLASS A SHARES.
Except as indicated in the next two sentences, you may exchange Class A shares of any series of the Trusts (and Class A shares of the Money Market Funds acquired through exchanges from any series of the Trusts) for Class A shares of any other series of the Trusts without paying a sales charge; such exchanges will be made at the next-determined net asset value of the shares. Class A shares of New England Intermediate Term Tax Free Fund of California (the "California Fund") (and shares of the Money Market Funds acquired through exchanges of such shares) may be exchanged for Class A shares of another series of the Trusts at net asset value only if you have held the California Fund shares for at least six months; otherwise, you will pay the difference between any sales charge you have already paid on your California Fund shares and the higher sales charge of the series into which you are exchanging. If you exchange Class A shares of New England Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund") (and shares of the Money Market Funds acquired through exchanges of such shares) for shares of another series of the Trusts that has a higher sales charge, you will pay the difference between any sales charge you have already paid on your Adjustable Rate Fund shares and the higher sales charge of the series into which you are exchanging. In addition, you may redeem Class A shares of any Money Market Fund that were not acquired through exchanges from any series of the Trusts and have the proceeds directly applied to the purchase of shares of a series of the Trusts at the applicable sales charge.


CLASS B SHARES.
You may exchange Class B shares of any series of the Trusts and Class B shares of the Money Market Funds (or Class A shares of the Money Market Funds that have not been subject to a previous sales charge) for Class B shares of any other series of the Trusts. Such exchanges will be made at the next-determined net asset value of the shares. Class B shares will automatically convert on a tax-free basis to Class A shares eight years after they are purchased (excluding the time the shares are held in a Money Market Fund). See "Sales Charges -- Class B Shares" above.


TO MAKE AN EXCHANGE, please call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day where the Funds are open for business, write to New England Funds or call New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. Exchange requests accepted after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes earlier than 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open. The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less) except that, under the Automatic Exchange Plan, the minimum is $100. All exchanges are subject to the eligibility requirements of the series into which you are exchanging. In connection with any exchange, you must obtain and carefully read a current Prospectus of the series into which you are exchanging. The exchange privilege may be exercised only in those states where shares of such other series may be legally sold.

You have the automatic privilege to exchange your Fund shares by telephone. The Funds and NEFSCO will employ reasonable procedures to confirm that your telephone instructions are genuine, and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The Funds and NEFSCO will require a form of personal identification prior to acting upon your telephone instructions, will provide you with written confirmations of such transactions and will record your instructions.


For federal tax purposes, an exchange of shares of one series of the Trusts for shares of another series is considered to be a redemption and purchase and, therefore, is considered to be a taxable event on which you may recognize a gain or a loss.

Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.


MARKET TIMER RESTRICTIONS. Purchases and exchanges into the Funds should be made for investment purposes only. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) when such transaction is deemed harmful to the best interests of the Funds' other shareholders or would disrupt the management of the Funds. Without limiting the generality of the foregoing, the Funds and the Distributor reserve the right to restrict (e.g. by limiting to a specified maximum dollar amount) purchases and exchanges for the account of "market timers." An account will be deemed to be the account of a market timer if (i) more than two exchange purchases of a given Fund are effected for the account in a calendar quarter or (ii) the account effects one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Funds' total net assets.


FUND DIVIDEND PAYMENTS


The Funds declare dividends daily and pay them monthly. Each Fund pays as dividends substantially all net investment income (tax exempt and taxable income other than long-term capital gains) each year and distributes annually all net realized long-term capital gains (after applying any available capital loss carryovers). Each Fund distributes net realized short-term capital gains annually. The trustees of the Trust may adopt a different schedule as long as payments are made at least annually. If you intend to purchase shares of a Fund shortly before it declares a capital gain distribution you should be aware that a portion of the purchase price may be returned to you as a taxable distribution.

You have the option to reinvest all distributions in additional shares of the same class of the Fund or in shares of the same class of other series of the Trusts, to receive distributions from ordinary income in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in shares of the same class of other series of the Trusts or to receive all distributions in cash. Income distributions and capital gains distributions will be reinvested in shares of the same class of the Fund at net asset value (without a sales charge or CDSC) unless you select another option. You may change your distribution option by notifying New England Funds in writing or by calling 1-800-225-5478. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to a Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.


--------------------------------------------------------------------------------
                            DIVIDEND DIVERSIFICATION
                                     PROGRAM

You may also establish a dividend diversification program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another New England Fund, subject to the investor eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing fund account and, if a new account in the purchased fund is being established, the purchased fund's minimum investment requirements must be met. Before establishing a dividend diversification program into any other New England Fund, you must obtain and carefully read a copy of that fund's prospectus.
--------------------------------------------------------------------------------

5 WAYS TO SELL FUND SHARES

You may sell shares of the Funds in the following ways:

[Graphic Omitted]
    THROUGH YOUR INVESTMENT DEALER:

Call your authorized investment dealer for information.

[Graphic Omitted]
    BY TELEPHONE:

You or your investment dealer may redeem (sell) shares by telephone using any of the three methods described below:


Wired to Your Bank Account-- If you have previously selected the telephone redemption privilege on your account, shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business. Class A shares only may also be redeemed or by calling New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. The proceeds (less any applicable CDSC) generally will be wired on the next business day to the bank account previously chosen by you on your application. A wire fee (currently $5.00) will be deducted from the proceeds.


Your bank must be a member of the Federal Reserve System or have a correspondent bank that is a member. If your account is with a savings bank, it must have only one correspondent bank that is a member of the System.


Mailed to Your Address of Record -- Shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business and requesting that a check for the proceeds (LESS ANY APPLICABLE CDSC) be mailed to the address on your account, provided that the address has not changed over the previous month and that the proceeds are for $100,000 or less. Generally, the check will be mailed to your address of record on the business day after your redemption request is received.

Through ACH -- Shares may be redeemed electronically through the ACH system, provided that you have an approved ACH application on file with the Fund. To redeem through ACH, call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Funds are open for business or, for Class A shares only, call New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. The proceeds (LESS ANY APPLICABLE CDSC) generally will arrive at your bank within three business days; their availability will depend on your bank's particular rule.


Redemption requests accepted after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes before 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open.

[Graphic Omitted]
    BY MAIL:

You may redeem your shares at their net asset value (LESS ANY APPLICABLE CDSC) next determined after receipt of your request in good order by sending a written request (including any necessary special documentation) to New England Funds, P.O. Box 8551, Boston, MA 02266-8551.


The request must include the name of the Fund and class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and whether you wish the proceeds mailed to your address of record, wired to your bank account or transmitted through ACH. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on your confirmation statement) and indicate any special capacity in which they are signing (such as trustee, custodian or under power of attorney or on behalf of a partnership, corporation or other entity).

If you are redeeming shares worth less than $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, no signature guarantee is required. Otherwise, you generally must have your signature guaranteed by an eligible guarantor institution in accordance with procedures established by The Funds and NEFSCO. Signature guarantees by notaries public are not acceptable.

If you hold certificates for your Class A shares, you must enclose them with your redemption request or your request will not be honored. The Funds recommend that certificates be sent by registered mail.


[Graphic Omitted]
    BY CHECK:


Checkwriting is available on Class A shares of the Funds. To elect checkwriting for your account, select the checkwriting option on your application and complete the attached signature card. To add checkwriting to an existing Fund account, please call 1-800-225-5478 for our Service Options Form. The Fund will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $500 or more. The checkwriting privilege does not apply to shares for which you have requested share certificates to be issued. Checkwriting is not available for investor accounts containing Class A or Class B shares subject to a CDSC.

If you use withdrawal checks, you will be subject to State Street Bank's rules governing checking accounts. The Funds and the Distributor are in no way responsible for any checkwriting account established with State Street Bank.


You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.

[Graphic Omitted]
    BY SYSTEMATIC WITHDRAWAL PLAN:

You may establish a Systematic Withdrawal Plan that allows you to redeem shares and receive payments on a regular schedule. In the case of shares subject to a CDSC, the amount or percentage you specify may not exceed, on an annualized basis, 10% of the value of your Fund account (based on the day you establish your plan). Redemption of shares pursuant to the plan will not be subject to a CDSC. For information, contact the Distributor or your investment dealer. Since withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.


GENERAL. Redemption requests will be effected at the net asset value next determined after your redemption request is received in proper form by State Street Bank or your investment dealer, except that orders received by your investment dealer before the close of regular trading on the Exchange and transmitted to the Distributor by 5:00 p.m. Eastern time (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) on the same day will receive that day's net asset value. Redemption proceeds (LESS ANY APPLICABLE CDSC) will normally be sent to you within seven days after State Street Bank or the Distributor receives your request in good order. However, in those cases where you have recently purchased your shares by check or an electronic funds transfer through the ACH system and you make a redemption request within 10 days after such purchase or transfer, a Fund may withhold redemption proceeds until the Fund knows that the check or funds have cleared.


During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If you are unable to contact the Distributor by telephone, shares may be redeemed by delivering the redemption request in person to the Distributor or by mail as described above. Requests are processed at the net asset value next determined after the request is received.

Special rules apply to redemptions under powers of attorney. Please call your investment dealer or the Distributor for more information.

Telephone redemptions are not available for Fund shares in certificate form. If certificates have been issued for your investment, you must send them along with your request to New England Funds, L.P. before a redemption request can be honored. See the instructions for redemption by mail above.


The Funds may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors. The Funds reserve the right to suspend account services or refuse transaction requests when notice has been received by the Fund of a dispute between the registered or beneficial owners of an account or there is suspicion of evidence that a fraudulent act may result.


REPURCHASE OPTION
(CLASS A SHARES ONLY)


You may apply your proceeds from the redemption of Class A shares of the Funds (without sales charge) to the repurchase of Class A shares of any series of the Trusts. To qualify, you must reinvest the entire proceeds within 120 days after your redemption and notify New England Funds or your investment dealer at the time of reinvestment that you are taking advantage of this privilege. You may reinvest the proceeds either by returning the redemption check or by sending your check for the entire amount. Please note: For federal income tax purposes, a redemption is a sale that involves tax consequences even if the proceeds are later reinvested. Please consult your tax adviser.

--------------------------------------------------------------------------------
                                  FUND DETAILS
--------------------------------------------------------------------------------


HOW FUND SHARE PRICE IS DETERMINED

The net asset value of each Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Trust's Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. An option that is written by a Fund generally will be valued at the last sale price or, in the absence of the last sale price, the last offer price. A futures contract will be valued at the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price is not used, futures contract will be valued at their fair value as determined by or under the direction of the Trust's Board of Trustees. All other securities and assets of each Fund's portfolio are valued at their fair market value as determined in good faith by Back Bay Advisors (or a pricing service selected by Back Bay Advisors) under the supervision of the Trust's Board of Trustees.

The net asset value per share of each class is determined by dividing the value (determined as explained above) of all securities plus any cash and other assets (including dividends and interest receivable but not collected) less all liabilities (including accrued expenses) attributable to such class, by the number of shares of such class outstanding. The public offering price of each Fund's Class A shares is determined by adding the applicable sales charge to the net asset value. See "Buying Fund Shares -- Sales Charges" above. The public offering price of each Fund's Class B shares is the net asset value per share.

The exact price you pay for a share will be determined by the next set of calculations made after your order is accepted by NEFSCO. In other words, if, on a Tuesday morning, your properly completed application is received, your wire is received or your dealer places your trade for you, the price you pay will be determined by the calculations made as of the close of regular trading on the Exchange on Tuesday. If you buy shares through your investment dealer, the dealer must receive your order by the close of regular trading on the Exchange and transmit it to the Distributor by 5:00 p.m. (Eastern time) (or, under limited circumstances, such other time no later than 8:00 p.m. (Eastern time) as may be agreed upon between the dealer and the Distributor) to receive that day's public offering price.


--------------------------------------------------------------------------------
                         CALCULATING THE PRICE OF SHARES

Total Market Value of           Other        Any
Portfolio Securities      +     Assets   -   Liabilities
-------------------------------------------------------- =Net Asset Value (NAV)
Total Number of Outstanding Shares in a Class
THE PUBLIC OFFERING PRICE FOR CLASS A SHARES IS THE NAV PLUS THE APPLICABLE SALES CHARGE. THE PUBLIC OFFERING PRICE FOR CLASS B SHARES IS THE NAV.
--------------------------------------------------------------------------------

INCOME TAX CONSIDERATIONS


The Funds intend to qualify each year as a regulated investment company for federal income tax purposes. The Funds also intend to meet all requirements of the Code necessary to ensure that it is qualified to pay "exempt-interest dividends," which in general means that a Fund can pass on to shareholders the federal tax-exempt status of interest received by it from obligations paying tax-exempt interest. Such dividends derived from interest on State Tax Exempt Securities are also exempt from state personal income taxes of the relevant state and, in the case of the New York Fund, New York City income taxes. For federal income tax, state personal income tax and, in the case of the New York Fund, New York City income tax purposes, your proportionate share of taxable dividends derived from a Fund's other net interest income, other ordinary income and short-term capital gains, if any, will be taxable as ordinary income, whether received in cash or additional shares. Distributions designated by the Funds as deriving from net gains on securities held for more than one year but not more than 18 months (i.e., 28% Rate Gains) and from net gains on securities held for more than 18 months (i.e., 20% Rate Gains) are generally taxable as such regardless of how long you have held your Fund shares. However, certain capital gains distributions may qualify for exemptions from state personal income taxes of the relevant state, to the extent designated as such by the Fund. Distributions by the Funds are not eligible for the dividends-received deduction for corporations.

In general any gain realized upon the sale, exchange or redemption of shares will be treated as a 28% Rate Gain if the shares have been held for more than one year but not more than 18 months, as 20% Rate Gain if the shares have been held for more than 18 months, and otherwise as a short-term gain, assuming the shares are held as capital assets. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held for more than one year, and otherwise as short-term capital loss. However, losses incurred on the taxable disposition of shares of a Fund held for six months or less will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received with respect to such shares and thereafter treated as long-term capital losses, rather than short-term capital losses, to the extent of long-term capital gain distributions received with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent you acquired other shares of the Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

If you receive social security or railroad retirement benefits, you may be taxed on a portion of those benefits as a result of receiving exempt-interest dividends. Also, interest on certain private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Funds invest in such private activity bonds, shareholders may become subject to, or have increased liability under, the AMT. However, it is a fundamental policy of the Massachusetts Fund that no more than 20% of the Fund's net assets will normally be invested in debt obligations the interest on which is subject to the AMT for individuals.


Exempt-interest dividends are included in "adjusted current earnings" for purposes of computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is added to the corporation's alternative minimum taxable income, potentially giving rise to AMT liability.


To avoid an excise tax, each Fund intends to distribute prior to calendar year-end virtually all its ordinary income earned during that calendar year, and virtually all of the capital gain net income it realized during the twelve months ending October 31, plus any retained amount from the prior year.

Distributions declared and payable in October, November or December to shareholders of record on a date in those months and paid the following January will be considered for federal income tax purposes to have been received by shareholders on December 31 of the year in which they were declared.

If at least 95% of each Fund's dividends are "exempt-interest dividends," federal back-up withholding rules do not apply. However, if the percentage should ever drop below 95%, the Fund will be required to withhold 31% of all ordinary income dividends and capital gain distributions it pays to you (i) if you do not provide a correct, certified taxpayer identification number, (ii) if the Fund is notified that you have underreported income in the past, or
(iii) if you fail to certify to the Fund that you are not subject to such withholding. In addition, the Funds will be required to withhold 31% of the gross proceeds of Fund shares you redeem if you have not provided a correct, certified taxpayer identification number or if the Fund is notified that you have underreported income in the past. If you are a tax-exempt shareholder, however, these back-up withholding rules will not apply so long as you furnish the Funds with an appropriate certification.

Annually, if you earn more than $10 in taxable income from a Fund, you will receive a Form 1099 from the Fund to assist you in reporting the prior calendar year's distributions on your federal income tax return. You should consult your tax adviser about any state or local taxes and alternative minimum tax that may apply to such distributions. Be sure to keep the Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

The foregoing is a summary of certain federal, state and, in the case of the New York Fund, New York City income tax consequences of an investment in the Funds. Shareholders should consult a competent tax adviser as to the effect of an investment in the Funds on their particular federal, state and local tax situations.

THE FUNDS' EXPENSES

In addition to the management fee paid to NEFM, each Fund pays all expenses not borne by NEFM, Back Bay Advisors or the Distributor, including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust's independent trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under the federal or state securities laws, all expenses of shareholders' and trustees' meetings, preparing, printing and mailing prospectuses and reports to shareholders and the compensation of trustees who are not directors, officers or employees of MetLife, NELICO, NEFM, Back Bay Advisors or their affiliates, other than affiliated registered investment companies.

Under Service Plans adopted pursuant to Rule 12b-1 under the 1940 Act, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to its Class A and Class B shares. The Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. Such payments will be made on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. The Class A service fee is payable only to reimburse the Distributor for amounts it pays or expends in connection with the provision of personal services to investors and/or the maintenance of shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant Service Plan, such expenses may be carried forward for reimbursement in future years in which the Plan remains in effect.

Under Distribution Plans, adopted pursuant to Rule 12b-1 under the 1940 Act, each Fund also pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to its Class B shares. The Massachusetts Fund's Class A shares also pay the Distributor a distribution fee not to exceed an annual rate of 0.10% of the average daily net assets of the Class A shares. The Distributor may pay up to the entire amount of the distribution fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of Fund shares. Such payments will be made on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. The Distributor retains the balance of the fee as compensation for its services as distributor of the Class B shares.

In addition, NEFM performs certain accounting and administrative services for the Funds. For those services each Fund reimburses NEFM for all or part of its expenses of providing these services to the Fund, which includes the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance.


PERFORMANCE CRITERIA


Each class of the Funds may include taxable-equivalent yield, yield and total return information in advertisements or other written sales material. Each class of shares of the Funds may show its average annual total return for the one-, five- and ten-year periods (or the life of the class, if shorter) through the end of the most recent calendar quarter, or in the case of the Class A shares of the Massachusetts Fund, for the period since July 27, 1988, when Back Bay Advisors became the Fund's investment adviser. Total return is measured by comparing the value of an investment in the class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions, and imposition of the CDSC relevant to the period of time quoted in the case of the Class B shares). Each class may also show total return over other periods, or on an aggregate basis for the period presented, or without deduction of a sales charge or CDSC. If a sales charge or CDSC is not deducted in calculating total return, the class's total return will be higher.


Yield is computed in accordance with the SEC's standardized formula by dividing the adjusted net investment income per share earned during a recent 30-day period by the maximum offering price of a share of the relevant class on the last day of the period (reduced by any earned income expected to be declared shortly as a dividend). For this purpose, net investment income is calculated in accordance with SEC regulations and may differ from the class's net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. Each class's current dividend rate is based on the class's net investment income as determined for financial statement purposes, which reflects amortization only as to the amount of any premium paid by the Fund for securities.


Taxable-equivalent yield is the taxable yield an investor would have to earn to receive the equivalent of the class's yield after payment of federal income tax and state personal income taxes (and New York City taxes for the New York
Fund). Taxable-equivalent yield is calculated by adjusting a class's standardized yield for a recent thirty day period, using effective combined federal and state tax rates for individuals.


Each class may also present one or more distribution rates in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gains over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value on the last day of such period. If the net asset value rather than the maximum offering price is used to calculate the distribution rate, the rate will be higher.


Total return will generally be higher for Class A shares than for Class B shares of the same Fund, because of the higher levels of expenses borne by the Class B shares. An investor should balance this expected lower total return against the benefit gained by 100% immediate investment of the purchase price of Class B shares.


All performance information is based on past performance and does not predict future performance.


ADDITIONAL FACTS ABOUT
THE FUNDS

[] The Trust was organized in 1931 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Massachusetts Fund and the New York Fund commenced operations in March 1984 and April 1993, respectively.

[] When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends and to cast a vote for each share you own at shareholder meetings. Shares of each Fund vote separately from shares of other series of the Trust, except as otherwise required by law. Shares of all classes of a Fund vote together, except as to matters relating to Rule 12b-1 plans, on which only shares of the class to which the particular plan relates are entitled to vote.


[] The Trust does not hold regular shareholder meetings and will do so only when required by law. Shareholders may remove trustees from office by votes cast at a shareholder meeting or by written consent.


[] The Trust's trustees have the authority without shareholder approval to issue other classes of shares of each Fund that represent interests in the Fund's portfolio but that have different sales load and fee arrangements.

[] Except for matters that are explicitly identified as "fundamental" in this Prospectus or Part I of the Statement, the investment policies of the Funds, including the investment objectives, may be changed by the trustees of the Trust without shareholder approval and, in most cases, without prior notice. As a matter of policy, however, the trustees would not change either Fund's investment objective without shareholder approval. If there is a change in either Fund's objective, shareholders of the Fund should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.


[] If the balance in your account is less than a minimum dollar amount set by the Trust's trustees from time to time (currently $1,000 for all accounts, except for those indicated below), the Funds may close your account and send the proceeds to you. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum. The minimum does not apply to automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share.


[] Each Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report in writing or by telephone.


[] The Class A and Class B structure could be terminated should certain IRS rulings be rescinded.


[] No interest will accrue on amounts represented by uncashed dividend or redemption checks.

[] Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, such failure could have an adverse impact on the Funds' operations and services provided to shareholders. NEFM, Back Bay Advisors, the Distributor, NEFSCO, State Street Bank and certain other service providers to the Funds have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address this so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
--------------------------------------------------------------------------------

Capital gain distributions -- Payments to shareholders of profits earned from selling securities in the fund's portfolio. Capital gain distributions are usually paid once a year.

Contingent Deferred Sales Charge (CDSC) -- A fee that may be charged when a shareholder sells fund shares.

Distribution fee -- An annual asset-based sales charge that is used to pay for sales-related expenses.

Income Distributions -- Payments to shareholders resulting from interest or dividend income earned by a fund's portfolio.

Mutual fund -- The pooled assets of a group of investors, professionally managed in pursuit of a specific objective.

Net asset value (NAV) -- The market value of one share of a mutual fund on any given day without sales charge or CDSC. Determined by dividing the fund's total net assets by the number of fund shares outstanding.

New England Funds, L.P. -- The distributor of the New England Funds.

New England Funds Management, L.P. -- The investment adviser to most of the New England Funds.

New England Funds Service Corporation -- The transfer and dividend disbursing agent of the New England Funds.

Open-end investment management company -- A mutual fund that allows investors to redeem fund shares directly from the fund company on any business day.

Public offering price -- The price of one share of a mutual fund, including its initial sales charge, if there is one.

Record date -- The date on which mutual fund investors must own a fund's shares to be eligible to receive specific income or capital gain distributions.

Service fee -- Payments by a fund to the fund's distributor or a financial representative for personal services to investors and/or for maintenance of shareholder accounts.

Total Return -- The change in value of an investment in a fund over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Yield -- The rate at which a fund earns income, expressed as a percentage. Yield calculations are standardized among mutual funds, based on a formula developed by the SEC.

12b-1 fees -- Fees paid by a mutual fund under a plan adopted under 1940 Act Rule 12b-1. Can include both distribution fees and service fees.



                    [Recycle Logo] Printed on Recycled Paper           XF51-0598

[Logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------
NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA


PROSPECTUS AND APPLICATION -- MAY 1, 1998


FOR GENERAL INFORMATION ON THE FUND OR
ANY OF ITS SERVICES AND FOR ASSISTANCE
IN OPENING AN ACCOUNT, CONTACT YOUR
INVESTMENT DEALER OR CALL THE
DISTRIBUTOR TOLL FREE AT 1-800-225-5478.

New England Intermediate Term Tax Free Fund of California (the "Fund") is a non-diversified mutual fund. The Fund is a series of New England Funds Trust II (the "Trust"), a registered open-end management investment company. The Trust, New England Funds Trust I and New England Funds Trust III are referred to in this Prospectus as the "Trusts."

The Fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

The Fund offers two classes of shares (Class A and B). The offering price is based on the net asset value per share next determined after an order is received. Class A share purchases generally involve a sales charge at the time of purchase. No initial sales charge applies to Class B share purchases. A contingent deferred sales charge (a "CDSC"), however, is imposed upon certain redemptions of Class B shares, which also bear higher annual 12b-1 fees than Class A shares. Class B shares automatically convert to Class A shares eight years after purchase. See "Buying Fund Shares -- Sales Charges."

This Prospectus sets forth information you should know before investing in the Fund. Please read it carefully and keep it for future reference. A statement of additional information in two parts (the "Statement") about the Fund dated May 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to New England Funds, L.P. (the "Distributor"), SAI Fulfillment Desk, 399 Boylston Street, Boston, MA 02116, or call toll free at 1-800-225-5478. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement, material incorporated by reference and other information regarding the Fund. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Page
          FUND EXPENSES AND FINANCIAL INFORMATION
       1  Schedule of Fees                                     Sales charges, yearly operating expenses.

       2  Financial Highlights                                 Historical information on the Fund's performance.
------------------------------------------------------------------------------------------------------------------
          INVESTMENT STRATEGY
       3  How the Fund Pursues Its Objective
------------------------------------------------------------------------------------------------------------------
       7  INVESTMENT RISKS                                     It is important to understand the risks inherent in
                                                               the Fund before you invest.
------------------------------------------------------------------------------------------------------------------
      10  FUND MANAGEMENT
------------------------------------------------------------------------------------------------------------------
          BUYING FUND SHARES
      11  Minimum Investment                                   Everything you need to know to open and add to
      11  6 Ways to Buy Fund Shares                            a New England Funds account.
              [] Through your investment dealer
              [] By mail
              [] By wire transfer of Federal Funds
              [] By Investment Builder
              [] By electronic purchase through ACH
              [] By exchange from another New England Fund
      12  Sales Charges
      14  Reduced Sales Charges (Class A Shares Only)
------------------------------------------------------------------------------------------------------------------
          OWNING FUND SHARES
      16  Exchanging Among New England Funds                   New England Funds offers three convenient ways to
                                                               exchange Fund shares.
      17  Fund Dividend Payments
------------------------------------------------------------------------------------------------------------------
          SELLING FUND SHARES
      18  5 Ways to Sell Fund Shares                           How to withdraw money or close your account.
              [] Through your investment dealer
              [] By telephone
              [] By mail
              [] By check
              [] By Systematic Withdrawal Plan
      20  Repurchase Option (Class A Shares Only)              An opportunity to reinvest your redemption pro-
                                                               ceeds within 120 days for no sales charge.
------------------------------------------------------------------------------------------------------------------
          FUND DETAILS
      21  How Fund Share Price is Determined                   Additional information you may find important.
      21  Income Tax Considerations
      23  The Fund's Expenses
      23  Performance Criteria
      24  Additional Facts About the Fund
      26  Glossary of Terms


--------------------------------------------------------------------------------
                    FUND EXPENSES AND FINANCIAL INFORMATION
--------------------------------------------------------------------------------

SCHEDULE OF FEES


Expenses are one of several factors to consider when you invest in the Fund. The following tables summarize your maximum transaction costs from investing in the Fund and estimated annual expenses for each class of the Fund's shares. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each class of shares of the Fund for the periods specified.

SHAREHOLDER TRANSACTION EXPENSES

                                                                CLASS   CLASS
                                                                  A       B
                                                                -----   -----
Maximum Initial Sales Charge Imposed on a Purchase (as a
  percentage of offering price)(1)(2) ........................   2.50%   None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
  applicable)(2) .............................................   (3)     5.00%


(1) A reduced sales charge on Class A shares applies in some cases. See "Buying Fund Shares -- Reduced Sales Charges (Class A Shares Only)."
(2) Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within one year after purchase, but not to any other purchases or redemptions of Class A shares. See "Buying Fund Shares -- Sales Charges."

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                         CLASS A     CLASS B
                                                         -------     -------
Management Fees (after voluntary fee waiver) .........     0.04%**     0.04%**
12b-1 Fees ...........................................     0.25        1.00*
Other Expenses .......................................     0.56        0.56
Total Fund Operating Expenses (after voluntary fee
  waiver) ............................................     0.85**      1.60**


 * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

** Without the voluntary fee waiver by the Fund's adviser, Management Fees would be 0.52% for both classes and Total Fund Operating Expenses would be 1.33% for Class A shares and 2.08% for Class B shares. These voluntary limitations can be terminated by the Fund's adviser at any time. See "Fund Management."


EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at the end of each time period. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.


                                                     CLASS A         CLASS B
                                                     -------      --------------
                                                                  (1)       (2)

1 year ............................................   $ 33        $ 66      $ 16
3 years ...........................................   $ 51        $ 80      $ 50
5 years ...........................................   $ 71        $107      $ 87
10 years* .........................................   $127        $170      $170

(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.
  * Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.


The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Fund. For additional information about the Fund's management fees and other expenses, please see "Fund Management" and "The Fund's Expenses."


A wire fee (currently $5.00) will be deducted from your proceeds if you elect to transfer redemption proceeds by wire.

FINANCIAL HIGHLIGHTS
(For a share of the Fund outstanding throughout the indicated periods.)


The Financial Highlights presented below have been included in the financial statements of the Fund, which have been examined by Price Waterhouse LLP, independent accountants, and, for periods prior to 1997, by Coopers & Lybrand L.L.P., independent accountants, each of whose report thereon is incorporated by reference in Part II of the Statement and may be obtained by shareholders. The Financial Highlights should be read in conjunction with the financial statements and the notes thereto incorporated by reference in Part II of the Statement. The Fund's annual report contains additional performance information and is available upon request and without charge.

                                                CLASS A                                                CLASS B
                        -------------------------------------------------------   ------------------------------------------------
                        APRIL 23(a)                                               SEPT. 13(a)
                          THROUGH              YEAR ENDED DECEMBER 31,              THROUGH           YEAR ENDED DECEMBER 31,
                          DEC. 31,     ----------------------------------------     DEC. 31,     ---------------------------------
                            1993         1994       1995       1996       1997        1993        1994     1995     1996     1997
                            ----         ----       ----       ----       ----        ----        ----     ----     ----     ----
Net asset value,
  beginning of period       $7.50        $7.84      $7.08      $7.65      $7.66       $7.92       $7.84    $7.07    $7.63    $7.64
                            -----        -----      -----      -----      -----       -----       -----    -----    -----    -----
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income        0.26         0.38       0.39       0.39       0.39        0.10        0.32     0.33     0.33     0.34
Net gains or losses on
  investments (both
  realized and
  unrealized)                0.38        (0.76)      0.57       0.00       0.20       (0.04)      (0.77)    0.56     0.01     0.20
                            -----        -----      -----      -----      -----       -----       -----    -----    -----    -----
Total income (loss)
  from investment
  operations                 0.64        (0.38)      0.96       0.39       0.59        0.06       (0.45)    0.89     0.34     0.54
                            -----        -----      -----      -----      -----       -----       -----    -----    -----    -----
LESS DISTRIBUTIONS
Distributions from net
  investment income         (0.26)       (0.38)     (0.39)     (0.38)     (0.38)      (0.10)      (0.32)   (0.33)   (0.33)   (0.33)
Distributions in
  excess of net
  investment income         (0.04)        0.00       0.00       0.00       0.00       (0.04)       0.00     0.00     0.00     0.00
                            -----        -----      -----      -----      -----       -----       -----    -----    -----    -----
Total distributions         (0.30)       (0.38)     (0.39)     (0.38)     (0.38)      (0.14)      (0.32)   (0.33)   (0.33)   (0.33)
                            -----        -----      -----      -----      -----       -----       -----    -----    -----    -----
Net asset value, end
  of period                 $7.84        $7.08      $7.65      $7.66      $7.87       $7.84       $7.07    $7.63    $7.64    $7.85
                            -----        -----      -----      -----      -----       -----       -----    -----    -----    -----
Total return (%)(d)          8.6         (4.9)      13.9        5.3        8.0         0.8        (5.8)    12.9      4.6      7.2
RATIOS/SUPPLEMENTAL
DATA
Net assets, end of
  period (000)            $28,938      $30,293    $32,707    $35,972    $32,057      $1,849      $5,713   $5,617   $7,590   $8,881
Ratio of operating
  expenses to average
  net assets (%)(b)          0.70(c)      0.70       0.70       0.75       0.85        1.45(c)     1.45     1.45     1.50     1.60
Ratio of net
  investment income to
  average net assets(%)      4.88(c)      5.07       5.24       5.18       5.06        3.68(c)     4.32     4.49     4.43     4.31
Portfolio turnover
  rate (%)                    121(c)       212        167        161        120         121(c)      212      167      161      120

(a) The Fund commenced operations on April 23, 1993. Class B shares were first offered on September 13, 1993.
(b) Commencing April 23, 1993, expenses were voluntarily limited to 0.70% of Class A average net assets and, effective September 13,
    1993, 1.45% of Class B average net assets, in each case through August 31, 1996. Effective September 1, 1996 expenses were voluntarily limited to 0.85% of Class A average net assets and 1.60% of Class B average net assets. Without giving effect to these expense limitations, the ratio of operating expenses to average net assets for Class A shares would have been 1.49%
    (annualized) for the period April 23, 1993 through December 31, 1993 and 1.33%, 1.31%, 1.34% and 1.33%, respectively, for the years ended December 31, 1994, 1995, 1996 and 1997, and the ratio of operating expenses to average net assets for Class B shares would have been 2.24% (annualized) for the period September 13, 1993 through December 31, 1993 and 2.08%, 2.06%, 2.09% and
    2.08%, respectively, for the years ended December 31, 1994, 1995, 1996 and 1997.

(c) Computed on an annualized basis.

(d) A sales charge in the case of the Class A shares and a CDSC in the case of the Class B shares are not reflected in total return calculations. Periods of less than one year are not annualized.


--------------------------------------------------------------------------------
                              INVESTMENT STRATEGY
--------------------------------------------------------------------------------


HOW THE FUND PURSUES ITS OBJECTIVE

The Fund invests primarily in California Tax Exempt Securities (which are described below). California law provides that to the extent distributions by the Fund are derived from interest on California Tax Exempt Securities, they shall be exempt from California personal income taxes. It is a fundamental policy of the Fund that at least 80% of its income distributions will be exempt from federal income tax and from California personal income taxes, except during times of adverse market conditions when the Fund is investing for temporary defensive purposes (in which case more than 20% of the Fund's income distributions could be subject to federal income tax and/or California personal income taxes). The Fund currently expects that at least 90% of its income each year will be exempt from federal income taxes and California personal income tax. The Fund may invest in "private activity bonds," which pay interest that, although exempt from ordinary income taxes, may be subject to federal or state alternative minimum taxes. It is a fundamental policy of the Fund that distributions of interest income on such bonds, together with distributions of interest income from investments other than California Tax Exempt Securities (including any income subject to federal alternative minimum tax), will not normally exceed 20% of the total amount of the Fund's income distributions. The Fund currently does not expect such distributions to exceed 10% of the total amount of the Fund's income distributions. The Fund may invest up to 5% of its assets in so-called "inverse-floating obligations" or "residual interest bonds."

Securities purchased by the Fund will be largely of investment grade quality. The Fund will not purchase an investment if, immediately after and as a result of such purchases, less than 85% of the Fund's assets would consist of securities rated AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or that are not rated by S&P, Fitch or Moody's but that are determined by Back Bay Advisors(R), L.P. ("Back Bay Advisors"), the Fund's subadviser, to be of comparable quality to securities in those rating categories.

Up to 15% of the Fund's assets may be invested in securities rated below investment grade (below BBB or Baa) or unrated but determined by Back Bay Advisors to be of comparable quality to bonds rated below BBB or Baa.

Bonds rated BBB or Baa are considered investment grade but may have speculative characteristics. See "Investment Risks -- Lower Quality Fixed-Income Securities" for more information about these bonds. The Fund may invest in bonds rated in the lowest rating categories, D by S&P or Fitch or C by Moody's. These classes of bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The Fund will ordinarily seek to maintain an average dollar-weighted maturity of three to ten years.

"Duration" is a commonly used measure of the price responsiveness of a fixed-income security or a portfolio of fixed-income securities to an interest rate change (i.e., the change in price one can expect from a given change in yield). Many investors and investment analysts consider duration to be a more useful measure of price sensitivity than maturity. The prices (i.e., values) of securities having shorter durations generally fluctuate less than those of securities with longer durations. The Fund will seek to maintain an average portfolio duration of six years or less. The Fund's portfolio may also include fixed-income securities with durations of more than six years, so long as the average duration of the portfolio is six years or less. A portfolio with an average duration of six years or less should provide investors with a reduced risk of loss due to rising interest rates. For example, a 1% increase in interest rates would be expected to result in a price decrease of approximately 6% for a portfolio with an average duration of six years and a price decrease of 8% for a portfolio with an average duration of eight years. Conversely, a 1% decrease in interest rates would be expected to result in similar increases in value. These expectations represent Back Bay Advisors' estimate of portfolio volatility based upon historic data collected under a wide variety of market conditions, but there is no assurance that actual volatility will be consistent with such expectations. By maintaining an average portfolio duration of six years or less, the Fund seeks to achieve a lower level of fluctuations of the Fund's per share net asset value than funds with longer durations, although this result cannot be assured.

For temporary purposes (such as pending new investments), for liquidity purposes (such as to meet repurchase or redemption obligations, or to pay expenses) or for temporary defensive purposes, the Fund may invest in taxable obligations such as obligations of the U.S. Government, its agencies or instrumentalities, other debt securities rated within the four highest grades by either Moody's, S&P or Fitch, commercial paper rated in the two highest grades by either of such rating services, certificates of deposit, bankers acceptances and repurchase agreements. The Fund may also hold its assets in other cash equivalents or in cash.

The Fund may also purchase and sell interest rate futures contracts and tax-exempt bond index futures contracts and may write and purchase related options. The Fund expects that transactions involving futures and options on futures will help to reduce the volatility of the Fund's net asset value, although these results cannot be assured.

The Fund may purchase and sell financial futures contracts and options for hedging purposes. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in the value of the index between the time when the Fund enters into and terminates an index future, the Fund will realize a gain or loss. The Fund may purchase and sell futures contracts on this index (or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of California Tax Exempt Securities which the Fund owns or expects to purchase. The Fund may also purchase and sell put and call options on index futures, or on an index directly, in addition to or as an alternative to purchasing and selling financial futures contracts.

The Fund may also, for hedging purposes, purchase and sell futures contracts and options with respect to U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. Treasury security futures and related options would be used in a way similar to the Fund's use of index futures and related options. The Fund will purchase or sell Treasury security futures or related options only when, in the opinion of Back Bay Advisors, price movements in Treasury security futures and related options are likely to correlate closely with price movements in the California Tax Exempt Securities which are the subject of the hedge.

Although the yield of a tax exempt fund generally will be lower than that of a taxable income fund, the net after-tax return to investors may be greater. The table below illustrates what tax-free investing can mean for you.

The following table does not take into account the effect of income taxes on social security benefits which may arise as a result of receiving tax-exempt income, or any alternative minimum tax. Also, a portion of the Fund's distributions may consist of ordinary income, short-term capital gain or long-term capital gain (i.e., 20% Rate Gain or 28% Rate Gain) and will be taxable to you as such.

The following table shows, for different assumed levels of taxable income and marginal tax rates, the equivalent taxable yield that would be required to achieve certain levels of tax exempt yield. Yields shown do not represent actual yields achieved by the Fund and are not intended as a prediction of future yields.

----------------------------------------------------------------------------------------------------------------------
 TAX FREE INVESTING
 CALIFORNIA FUND

                                                        1998
                                                      COMBINED
                                                       FEDERAL
TAXABLE INCOME*                                         AND       IF TAX EXEMPT YIELD IS
--------------------------------------------------   CALIFORNIA   -----------------------------------------------------
SINGLE                      JOINT                     MARGINAL    4.00%      5.00%      6.00%       7.00%       8.00%
RETURN ($)                  RETURN ($)               TAX RATE**         THEN THE EQUIVALENT TAXABLE YIELD WOULD BE:
-----------------------------------------------------------------------------------------------------------------------
      0 -   5,016                 0 -  10,032       15.85%        4.75%      6.94%       7.13%       8.32%       9.15%
  5,017 -  11,888            10,033 -  23,776       16.70%        4.80%      6.00%       7.20%       8.40%       9.60%
 11,889 -  18,761            23,777 -  37,522       18.40%        4.90%      6.13%       7.35%       8.58%       9.80%
 18,762 -  25,350            37,523 -  42,350       20.10%        5.01%      6.26%       7.51%       8.76%      10.01%
 25,351 -  26,045            42,351 -  52,090       32.32%        5.91%      7.39%       8.87%      10.34%      11.82%
 26,046 -  32,916            52,091 -  65,832       33.76%        6.04%      7.55%       9.06%      10.57%      12.08%
 32,917 -  61,400            65,833 - 102,300       34.70%        6.13%      7.66%       9.19%      10.72%      12.25%
 61,401 - 128,100           102,301 - 155,950       37.42%        6.39%      7.99%       9.59%      11.19%      12.78%
128,101 - 278,450           155,951 - 278,450       41.95%        6.89%      8.61%      10.34%      12.06%      13.78%
278,451 and over            278,451 and over        45.22%        7.30%      9.13%      10.95%      12.78%      14.60%
----------------------------------------------------------------------------------------------------------------------
 *This amount represents taxable income as defined in the Internal Revenue Code and California tax law. California
  taxable income and federal taxable income may differ due to differences in exemptions, itemized deductions and other items.
**For federal tax purposes, these combined rates reflect the applicable marginal rates for 1998. 1997 California rates have been used as 1998 rates have not yet been released. These rates include the effect of deducting state taxes on a federal return.

CALIFORNIA TAX EXEMPT SECURITIES
California Tax Exempt Securities are debt obligations issued by California and its respective political subdivisions (for example, counties, cities, towns, villages, districts and authorities), the interest from which is, in the opinion of bond counsel, exempt from both federal income tax and California personal income taxes (other than the possible incidence of any alternative minimum taxes). California Tax Exempt Securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses, the refunding of outstanding debts, or the lending of funds to public or private institutions for the construction of housing, educational or medical facilities. They may also include certain types of industrial development bonds or private activity bonds issued by public authorities to finance privately owned or operated facilities. California Tax Exempt Securities also include debt obligations issued by other governmental entities (for example, U.S. possessions such as Puerto Rico) if such debt obligations generate interest income that is exempt from federal income taxes and California personal income taxes.

The two principal classifications of California Tax Exempt Securities are general obligation and limited obligation (limited purpose or revenue) bonds. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unlimited revenues of the issuer. Industrial development and private activity bonds are in most cases limited obligation bonds, the creditworthiness of which is directly related to the user of the facilities.

Although the Fund will maintain an average portfolio maturity in the intermediate range, the Fund may be primarily invested in short-term California Tax Exempt Securities when yields on such securities are greater than yields available on long-term California Tax Exempt Securities, to stabilize net asset value or for temporary defensive purposes.

Certain California Tax Exempt Securities which may be held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem California Tax Exempt Securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in tax exempt securities providing as high a level of investment return as the securities redeemed.

Also included within the general category of California Tax Exempt Securities are participations in lease obligations or installment purchase contract obligations ("lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing and may not be as marketable as more conventional securities. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear. The Fund's investments, if any, in these securities will be subject to procedures adopted by the trustees of the Trust from time to time.

California Tax Exempt Securities may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are securities normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted periodically based on changes in such lending rate. The interest rate on a variable rate demand note is adjusted at specified intervals. There generally is no secondary market for these notes, although they may be tendered for redemption at face value. In some cases, the Fund must give more than seven days' notice before tender. Variable rate demand notes with such a notice feature are "illiquid securities" for purposes of the policy limiting the Fund's investments in illiquid securities to 15% of net assets.

Although the Fund's investment objective refers to preservation of capital, the net asset value of Fund shares will fluctuate based on changes in the prevailing market interest rates and other factors.

During a period of declining interest rates, many of the Fund's portfolio investments will likely bear coupon rates which are higher than current market rates, regardless of whether such securities were originally purchased at a premium. Such securities would generally carry market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The value of such "premium" securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching a call date). As a result, an investor who holds shares of the Fund during such periods would initially receive higher monthly distributions (derived from the higher coupon rates payable on the Fund's investments) than might be available from alternative investments bearing current market interest rates, but may face an increased risk of capital loss as these higher coupon securities approach maturity (or the call date). In evaluating the potential performance of an investment in the Fund, investors may find it useful to compare the Fund's current dividend rate with the Fund's "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "Fund Details -- Performance Criteria."

--------------------------------------------------------------------------------
                                INVESTMENT RISKS
--------------------------------------------------------------------------------


It is important to understand the following risks inherent in the Fund before you invest.

[] GENERAL
   The Fund's ability to achieve its investment objective depends on the ability of the issuers of California Tax Exempt Securities to meet their continuing obligations to pay principal and interest.

   Since the Fund invests primarily in California Tax Exempt Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of California and other factors specifically affecting the ability of issuers of California Tax Exempt Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of California and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of California Tax Exempt Securities may be affected from time to time by economic, political and demographic conditions within California. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of California Tax Exempt Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in California or a particular locality. Any reduction in the actual or perceived ability of an issuer of California Tax Exempt Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other California Tax Exempt Securities as well.

   Although California has the largest and one of the most diversified economies of any state, it has suffered significant adverse effects from the most recent recession and from the continuing weakness of certain key industries, such as the defense and aerospace industries. Among these effects are significant job losses, declining real estate values and reduced tax receipts. Continued or future weakness in the economy generally or in those sectors that are especially important to the California economy could adversely affect the credit ratings and creditworthiness of California Tax Exempt Securities, which in turn could adversely affect the value of an investment in the California Fund.

   Back Bay Advisors believes that, in general, the secondary market for California Tax Exempt Securities is less liquid than that for many other fixed-income securities. Accordingly, the ability of the Fund to buy and sell securities may be limited. The amount of publicly available information about the financial condition of an issuer of California Tax Exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, monitoring the creditworthiness of issuers of California Tax Exempt Securities may be more difficult than monitoring the creditworthiness of issuers of corporate bonds.

   The value of the Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the credit ratings of obligations as well as in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. The value of the Fund's shares will fluctuate with the value of its investments.

[] LOWER QUALITY FIXED-INCOME SECURITIES
   Lower quality fixed-income securities generally provide higher yields than higher quality securities, but are subject to greater credit and market risk. Lower quality fixed- income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a fund investing in lower quality fixed-income securities may be more dependent on the fund's subadviser's own credit analysis than is the case for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower quality fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." During the fiscal year ended December 31, 1997, 7.65% of the average month-end net assets of the Fund were invested in fixed- income securities rated in the rating categories below investment grade (BBB/Baa). For more information, including a detailed description of the ratings assigned by S&P, Fitch and Moody's, please refer to the Statement's "Appendix A -- Description of Bond Ratings."

[] FUTURES AND OPTIONS
   The use of futures and options may result in taxable income or capital gains and involves certain special risks. Futures and options transactions involve costs and may result in losses. The successful use of futures and options will usually depend on whether Back Bay Advisors forecasts interest rate movements correctly, which cannot be assured. The Fund's ability to hedge its portfolio positions through Treasury security futures and options also depends on the degree of correlation between the municipal bond index or U.S. Treasury security underlying the futures or options purchased and sold by the Fund and the California Tax Exempt Securities that are the subject of the hedge. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at a particular time. Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and certain regulatory requirements may limit the Fund's ability to engage in futures and options transactions.

   The Fund will not purchase or sell futures contracts or related options if, as a result, the sum of initial margin deposits on the Fund's existing futures contracts and options plus premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's net assets. (For options that are "in- the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

   A more detailed explanation of futures and options transactions and the risks associated with them is included in Part II of the Statement.

[] MISCELLANEOUS
   In periods of rapidly fluctuating interest rates, there may be frequent changes in investments. From time to time, consistent with its investment objective, the Fund may also trade securities for the purpose of seeking short-term profits. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. To the extent that such sales result in net realized capital gains, shareholders ordinarily are taxed on such gains at applicable income tax rates. See "Fund Details -- Income Tax Considerations" below. Back Bay Advisors expects that the Fund's turnover rate may exceed 100% annually. Recent portfolio turnover rates for the Fund are set forth above under "Financial Highlights."

   The Fund reserves the right to enter into repurchase agreements. Under a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase. These transactions must be fully collateralized at all times, but may involve some credit risk to the Fund. The Fund may also purchase securities for future delivery (i.e., forward commitments), which may increase its overall investment exposure. Part II of the Statement contains more detailed information about these transactions and about limitations designed to reduce the risks associated with them.

   The Fund is a "non-diversified" fund and as such is not required to meet any diversification requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), although the Fund must meet certain diversification standards to qualify as a regulated investment company under the Code. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely-diversified fund to any single economic, political or regulatory occurrence.

--------------------------------------------------------------------------------
                                FUND MANAGEMENT
--------------------------------------------------------------------------------


New England Funds Management, L.P. ("NEFM"), 399 Boylston Street, Boston, Massachusetts 02116, serves as the Fund's adviser. NEFM oversees, evaluates and monitors Back Bay Advisors' provision of subadvisory services to the Fund and provides general business management and administration to the Fund. NEFM was organized in 1995 and also serves as adviser to most of the other New England Funds. NEFM does not determine what investments will be purchased by the Fund.

The Fund's subadviser is Back Bay Advisors, 399 Boylston Street, Boston, Massachusetts 02116. Subject to overall supervision by NEFM and the Trust's trustees, Back Bay Advisors furnishes a continuous investment program for the Fund and recommends what securities should be purchased or sold by the Fund. Back Bay Advisors provides discretionary investment management services to mutual funds and other institutional investors. Formed in 1986, Back Bay Advisors now manages 14 mutual fund portfolios and over $7 billion of securities. James S. Welch, Vice President of Back Bay Advisors, has served as the portfolio manager of the Fund since its inception in April 1993.

The Fund pays NEFM a management fee at the annual rate of 0.525% of the first $200 million of the Fund's average daily net assets, 0.500% of the next $300 million of such assets and 0.475% of such assets in excess of $500 million, reduced by the amount of any subadvisory fees paid by the Fund to Back Bay Advisors (as described below). NEFM has agreed, however, to reduce its fees, and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's expenses to an annual rate of 0.85% of the average daily net assets of the Fund's Class A shares and 1.60% of the average daily net assets of the Fund's Class B shares. NEFM may terminate this voluntary agreement at any time. In that event the Fund would supplement its Prospectus.

The Fund pays Back Bay Advisors for providing subadvisory services to the Fund a subadvisory fee at the annual rate of 0.2625% of the first $200 million of the Fund's average daily net assets, 0.2500% of the next $300 million of such assets and 0.2375% of such assets in excess of $500 million.

The transfer and dividend paying agent for the Fund is New England Funds Service Corporation ("NEFSCO"), 399 Boylston Street, Boston, Massachusetts 02116. NEFSCO has subcontracted certain of its obligations as such to State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110.

The general partners of each of NEFM, Back Bay Advisors and the Distributor, and the sole shareholder of NEFSCO, are special purpose corporations that are indirect, wholly-owned subsidiaries of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company. MetLife owns in the aggregate, directly and indirectly, approximately 47% of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P. is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.


In placing portfolio transactions for the Fund, Back Bay Advisors seeks the most favorable price and execution available. Subject to applicable regulatory restrictions and such policies as the Trust's trustees may adopt, Back Bay Advisors may consider sales of shares of the Fund and shares of the other mutual funds it manages as a factor in the selection of broker-dealers to effect portfolio transactions for the Fund. See "Portfolio Transactions and Brokerage" in Part II of the Statement.

The Trust's Board of Trustees supervises the affairs of the Fund as conducted by NEFM and Back Bay Advisors.


The Fund has received an exemptive order from the SEC to permit NEFM, subject to certain conditions, to enter into subadvisory agreements with subadvisers other than the existing subadviser of the Fund when approved by the Trust's Board of Trustees, without obtaining shareholder approval. The exemptive order also permits, without shareholder approval, the terms of an existing subadvisory agreement to be changed or the employment of an existing subadviser to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, when such changes or continuation are approved by the Trust's Board of Trustees. Shareholders will be notified of any subadviser changes.

--------------------------------------------------------------------------------
                               BUYING FUND SHARES
--------------------------------------------------------------------------------


CALL NEW ENGLAND
FUNDS PERSONAL
ACCESS LINE(TM) AT
1-800-346-5984.

WITH OUR 24 HOUR
AUTOMATED CUSTOMER
SERVICE SYSTEM YOU
HAVE ACCESS TO YOUR
ACCOUNT. WITH A
TOUCH-TONE
TELEPHONE, OBTAIN
YOUR CURRENT ACCOUNT
BALANCE, RECENT
TRANSACTIONS , FUND
PRICES AND RECENT
PERFORMANCE
INFORMATION. YOU CAN
ALSO PURCHASE OR
EXCHANGE SHARES OF
ANY NEW ENGLAND
FUND. FOR MORE
INFORMATION CALL US
AT 1-800-225-5478.


MINIMUM INVESTMENT


$2,500 is the minimum for an initial investment in the Fund and $100 is the minimum for each subsequent investment. There are special initial investment minimums for the following plans:


[] $100 on initial and subsequent investments for automatic investing through the Investment Builder program.

[] $2,000 on initial and $100 on subsequent investments for accounts registered under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

6 WAYS TO BUY FUND SHARES

You may purchase shares of the Fund in the following ways:

[Graphic Omitted]
    THROUGH YOUR INVESTMENT DEALER:

Many investment dealers have a sales agreement with the Distributor and would be pleased to accept your order.

[Graphic Omitted]
    BY MAIL:

FOR AN INITIAL INVESTMENT, simply complete an application and return it, with a check payable to New England Funds, to P.O. Box 8551, Boston, MA 02266-8551.

FOR SUBSEQUENT INVESTMENTS, please mail your check to New England Funds, P.O. Box 8551, Boston, MA 02266-8551 along with a letter of instruction or an additional deposit slip from your statements. To make investing even easier, you can also order personalized investment slips by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time). All purchases made by check should be in U.S. dollars and made payable to New England Funds. Third party checks will generally not be accepted except under certain circumstances approved by the Distributor. When purchases are made by check or periodic account investment, redemptions may not be allowed until the investment being redeemed has been in the account for a minimum of ten calendar days.

[Graphic Omitted]
    BY WIRE TRANSFER OF FEDERAL FUNDS:


FOR AN INITIAL INVESTMENT, call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Fund is open for business to obtain an account number and wire transfer instructions.

FOR SUBSEQUENT INVESTMENTS, direct your bank to transfer funds to State Street Bank and Trust Company, ABA #011000028, DDA #99011538, Credit New England Intermediate Term Tax Free Fund of California (Class of shares), Shareholder Name, Shareholder Account Number. Funds may be transferred between 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the Fund is open for business. Your bank may charge a fee for this service.


[Graphic Omitted]
    BY INVESTMENT BUILDER:

Investment Builder is New England Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more New England Funds.

FOR AN INITIAL INVESTMENT, please indicate that you would like to begin an automatic investment plan through Investment Builder. Indicate the amount of the monthly investment on the enclosed application and enclose a check marked "Void" or a deposit slip from your bank account.

TO ADD INVESTMENT BUILDER TO AN EXISTING ACCOUNT, please call us at 1-800-225-5478 for a Service Options Form.

[Graphic Omitted]
    BY ELECTRONIC PURCHASE THROUGH ACH:

You may purchase additional shares electronically through the Automated Clearing House ("ACH") system as long as your bank or credit union is a member of the ACH system and you have a completed, approved ACH application on file with the Fund.


To purchase through ACH, call us at 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Fund is open for business. You may also purchase shares through ACH by calling New England Funds Personal Access Line
(TM) at 1-800-346-5984 twenty-four hours a day. Under normal circumstances, the New York Stock Exchange (the "Exchange") closes at 4:00 p.m. (Eastern time). Purchase orders through ACH or New England Funds Personal Access Line
(TM) will be complete only upon the receipt by New England Funds of funds from your bank and, on the day that funds are received, will be processed at the net asset value next determined at the close of regular trading on the Exchange on days that the Exchange is open. Proceeds of redemptions of Fund shares purchased through ACH may not be available for up to ten days after the purchase date.


[Graphic Omitted]
    BY EXCHANGE FROM ANOTHER NEW ENGLAND
    FUND:


You may also purchase shares of the Fund by exchanging shares from another New England Fund. Please see "Owning Fund Shares -- Exchanging Among New England Funds" for details.

GENERAL
All purchase orders are subject to acceptance by the Fund and will be effected at the net asset value next determined after the order is received in proper form by State Street Bank, except orders received by your investment dealer before the close of trading on the Exchange and transmitted to the Distributor by 5:00 p.m. Eastern time (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) on the same day, which will be effected at the net asset value determined on that day. Although the Fund does not anticipate doing so, it reserves the right to suspend or change the terms of sales of shares.


Class B shares and certain shareholder features may not be available to persons whose shares are held in street name accounts.


You will not receive any certificates for your Class A shares unless you request them in writing from the Distributor. The Fund's "open account" system for recording your investment eliminates the problems and expense of handling and safekeeping certificates. Certificates will not be issued for Class B shares.


If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact your investment dealer or the Distributor for details.

SALES CHARGES

The Funds offer two classes of shares:

CLASS A SHARES
Class A shares are offered at net asset value plus a sales charge which varies depending on the size of your purchase. They are also subject to a 0.25% annual service fee. Class A shares are offered subject to the following initial sales charges:


                                        SALES CHARGE AS A % OF        DEALER'S
                                   ---------------------------------  CONCESSION
                                                     NET              AS A % OF
VALUE OF TOTAL                     OFFERING          AMOUNT           OFFERING
INVESTMENT                         PRICE             INVESTED         PRICE
--------------                     -----             --------         ----------
Less than $100,000                 2.50%             2.56%            2.15%
$100,000 - $249,999                2.00%             2.04%            1.70%
$250,000 - $499,999                1.50%             1.52%            1.25%
$500,000 - $999,999                1.25%             1.27%            1.00%
$1,000,000 or more                 None              None              *

 *The Distributor may, at its discretion, pay investment dealers who initiate and are responsible for such purchases a commission of up to:
  1% on the first $3 million invested and 0.50% on the excess over $3 million. These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.


TO MAKE INVESTING
EVEN EASIER, YOU CAN
ALSO ORDER
PERSONALIZED
INVESTMENT SLIPS BY
CALLING 1-800-225-54
78 BETWEEN 8:00 A.M.
AND 7:00 P.M.
(EASTERN TIME).


CONTINGENT DEFERRED SALES CHARGE (CLASS A SHARES ONLY). For purchases of Class A shares of the Fund of $1,000,000 or more, a CDSC of 1% applies to redemptions of shares within one year of the date of purchase. If an exchange is made to Class A shares of New England Cash Management Trust Money Market Series or New England Tax Exempt Money Market Trust (the "Money Market Funds"), then the one-year holding period for purposes of determining the expiration of the CDSC will stop and will resume only when an exchange is made back into Class A shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then a CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held the longest are the first to be redeemed. The CDSC applies to redemptions through the day one year after the day on which the purchase was accepted. No CDSC applies to a redemption of shares followed by a reinvestment effected within 30 days after the date of the redemption.


CHOOSING BETWEEN
CLASS A AND B SHARES


WHETHER YOU PURCHASE
CLASS A OR CLASS B
SHARES DEPENDS ON
YOUR INVESTING
GOALS. IF YOU
QUALIFY FOR A
REDUCED SALES
CHARGE, OR INVEST
FOR THE LONG TERM,
YOU MIGHT CONSIDER
PURCHASING CLASS A
SHARES. CLASS A
SHARES HAVE LOWER
ANNUAL FEES AND AS A
RESULT, PAY HIGHER
DIVIDENDS PER SHARE.
IF YOU MAKE A
SMALLER INVESTMENT,
YOU MIGHT CONSIDER
CLASS B SHARES SINCE
100% OF YOUR
PURCHASING DOLLARS
ARE INVESTED
IMMEDIATELY AND THE
AMOUNT OF YOUR
DEFERRED SALES
CHARGE DIMINISHES
OVER TIME. CONSULT
YOUR FINANCIAL
REPRESENTATIVE FOR
HELP IN DECIDING
WHICH CLASS IS
APPROPRIATE FOR YOU.

CLASS B SHARES
Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.25% annual service fee, a 0.75% annual distribution fee for eight years (at which time they automatically convert to Class A shares) and a CDSC if they are redeemed within six years of purchase. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another series of the Trusts. If the exchange is made to Class B shares of a Money Market Fund, then the holding period will stop and resume only when an exchange is made back into Class B shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then a CDSC applies to the redemption, at the same rate as if the Class B shares of the Fund had been redeemed at the time they were exchanged for Money Market Fund shares. For the purpose of the CDSC it is assumed that the shares held the longest are the first to be redeemed.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. The CDSC equals the following percentages of the dollar amounts subject to the charge.


--------------------------------------------------------------------------------
                                                          CONTINGENT DEFERRED
                                                           SALES CHARGE AS A
                                                          PERCENTAGE OF DOLLAR
YEAR SINCE PURCHASE                                     AMOUNT SUBJECT TO CHARGE
-------------------                                     ------------------------
    1st .......................................................... 5%
    2nd .......................................................... 4%
    3rd .......................................................... 3%
    4th .......................................................... 3%
    5th .......................................................... 2%
    6th .......................................................... 1%
    thereafter ................................................... 0%
--------------------------------------------------------------------------------

Year one ends one year after the day on which the purchase was accepted, and so on.

At the time of sale, the Distributor pays investment dealers a commission of 3.75% of the sales price and advances the first year's service fee (up to 0.25%) on sales of Class B shares by such dealers.


DECIDING WHICH CLASS TO PURCHASE
The decision as to whether Class A or Class B shares are more appropriate for an investor depends on the amount and intended length of the investment. Investors making large investments, qualifying for a reduced initial sales charge, might consider Class A shares because Class A shares have lower 12b-1 fees and pay correspondingly higher dividends per share. For these reasons, the Distributor will treat any order of $1 million or more for Class B shares as a Class A order. Investors making smaller investments might consider Class B shares because 100% of the purchase price is invested immediately. Consult your investment dealer for advice applicable to your particular circumstances.

GENERAL

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gains distributions.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested, and is paid to the Distributor. The CDSC may be eliminated for certain persons and organizations, as described in the following paragraph and under "Reduced Sales Charges (Class A Shares Only)."

NO CDSC ON ANY CLASS OF SHARES APPLIES to redemptions following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year after the shareholder's death or disability. In addition, no CDSC applies to certain withdrawals pursuant to a Systematic Withdrawal Plan. See "Selling Fund Shares -- 5 Ways to Sell Fund Shares -- By Systematic Withdrawal Plan" below.

The Fund receives the net asset value next determined after the order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the CDSC. For purposes of the CDSC, an exchange from one series of the Trusts to another series of the Trusts is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a redemption and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or a loss.

The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A shares of the Fund to investment dealers from time to time. The staff of the SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the Fund's shares.

The Distributor may, at its expense, provide additional promotional incentives or payments to dealers who sell shares of the Funds (including in some cases, exclusively to New England Securities Corporation, a broker-dealer affiliate of the Distributor, and MetLife). In some instances additional compensation is provided to certain dealers who achieve certain sales goals or who may sell significant amounts of shares. Such compensation may include (i) full reallowance of the sales charge on the Class A shares; (ii) additional compensation with respect to the sale of Class A and B shares; or (iii) financial assistance programs to dealers in connection with conferences, sales or training programs, seminars, advertising and sales campaigns and/or shareholder services arrangements. Certain broker-dealer firms and their representatives who have sold or may sell significant amounts of shares, or have achieved other objectives, may receive gifts of merchandise and/or incentives of travel and lodging or the payment of these and other expenses incurred in connection with trips to locations, within or outside the U.S., for educational seminars or meetings of a business nature. Membership in the New England Funds President's Council is based on sales achievement and other criteria and may result in the provision of gifts of merchandise, a subscription to a financial publication and participation in sales assistance programs and educational seminars. The participation of broker-dealer firms and their representatives in compensation and incentive programs is at the discretion of the firm. Compensation and incentives shall conform with the applicable rules of the National Association of Securities Dealers, Inc. then in effect.

REDUCED SALES CHARGES


(CLASS A SHARES ONLY)

[] LETTER OF INTENT -- if aggregate purchases of all series and classes of the Trusts over a 13-month period will reach a breakpoint (a dollar amount at which a lower sales charge applies), smaller individual amounts can be invested at the sales charge applicable to that breakpoint.


[] COMBINING ACCOUNTS -- purchases by all qualifying accounts of all series and classes of the Trusts (which do not include the Money Market Funds unless the shares were purchased through an exchange from a series of the Trusts) may be combined with purchases of the qualifying accounts of a spouse, parents, children, siblings, grandparents or grandchildren, individual fiduciary accounts, sole proprietorships and/or single trust estates. The values of all accounts are combined to determine the sales charge.

[] UNIT HOLDERS OF UNIT INVESTMENT TRUSTS -- unit investment trust distributions of less than $500,000 may be invested in shares of the Fund at a sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested). The dealer concession (as a percentage of the public offering price) is 1.50% on these sales.

[] CLIENTS OF AN ADVISER OR SUBADVISER -- no sales charge or CDSC applies to investments of $100,000 or more in the Funds by clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; and the parents, spouses and children of the foregoing. Any investor eligible for these arrangements should so indicate in writing at the time of the purchase.


[] Shares of the Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions through a broker or agent.


[] Shares of the Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation, in an amount up to 0.25% annually of the average value of the Fund shares held by their customers. This compensation may be paid by NEFM and/or Back Bay Advisors out of their own assets, or may be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.


[] Shares of the Fund are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.


[] There is no sales charge, CDSC or initial investment minimum related to investments by current and retired employees of the Trusts' investment advisers or subadvisers, the Distributor, New England Life Insurance Company ("NELICO"), MetLife or any other company affiliated with NELICO or MetLife; current and former directors and trustees of the Trusts, NELICO or MetLife or their predecessor companies; agents and general agents of NELICO or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker dealers who have selling arrangements with the Distributor; the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the persons listed above; any trust for any of the foregoing persons; and any separate account of NELICO or MetLife or of any insurance company affiliated with NELICO or MetLife.

[] Shareholders of Reich & Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Fund at net asset value and without the imposition of a sales charge.


The reduction or elimination of the sales charge in connection with sales described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------
                               OWNING FUND SHARES
--------------------------------------------------------------------------------


AUTOMATIC EXCHANGE
PLAN

THE FUND HAS AN AUTOMATIC
EXCHANGE PLAN UNDER WHICH
SHARES OF A CLASS OF THE
FUND ARE AUTOMATICALLY
EXCHANGED EACH MONTH FOR
SHARES OF THE SAME CLASS
OF OTHER SERIES OF THE
TRUSTS. THE MINIMUM
MONTHLY EXCHANGE AMOUNT
UNDER THE PLAN IS $100.
THERE IS NO FEE FOR
EXCHANGES MADE PURSUANT
TO THIS PROGRAM, BUT
THERE MAY BE A SALES
CHARGE AS DESCRIBED ON
THIS PAGE. SHARES OF THE
ADJUSTABLE RATE FUND THAT
ARE SUBJECT TO A
DIFFERENTIAL SALES CHARGE
AS DESCRIBED ON THIS PAGE
MAY NOT PARTICIPATE IN
THIS PROGRAM.


EXCHANGING AMONG NEW ENGLAND FUNDS


CLASS A SHARES.
Except as indicated in the next two sentences, you may exchange Class A shares of any series of the Trusts (and Class A shares of the Money Market Funds acquired through exchanges from any series of the Trusts) for Class A shares of any other series of the Trusts without paying a sales charge; such exchanges will be made at the next-determined net asset value of the shares. Class A shares of the Fund (and shares of the Money Market Funds acquired through exchanges of such shares) may be exchanged for Class A shares of another series of the Trusts at net asset value only if you have held them for at least six months; otherwise, sales charges apply to the exchange. If you exchange Class A shares of New England Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund") (and shares of the Money Market Funds acquired through exchanges of such shares) for shares of another series of the Trusts that has a higher sales charge, you will pay the difference between any sales charge you have already paid on your Adjustable Rate Fund shares and the higher sales charge of the series into which you are exchanging. In addition, you may redeem Class A shares of any Money Market Fund that were not acquired through exchanges from any series of the Trusts and have the proceeds directly applied to the purchase of shares of a series of the Trusts at the applicable sales charge.


CLASS B SHARES.
You may exchange Class B shares of any series of the Trusts (and Class B shares of the Money Market Funds or Class A shares of the Money Market Funds that have not been subject to a previous sales charge) for the Class B shares of any other series of the Trusts. Such exchanges will be made at the next determined net asset value of the shares. Class B shares will automatically convert on a tax-free basis to Class A shares eight years after they are purchased (excluding the time the shares are held in a Money Market Fund). See "Sales Charges -- Class B Shares" above.

TO MAKE AN EXCHANGE, please call 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Fund is open for business, write New England Funds or call New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. Exchange requests accepted after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes earlier than 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open. The exchange must be for a minimum of $1,000 (or the total net asset value of the account, whichever is less) except that under the Automatic Exchange Plan the minimum is $100. All exchanges are subject to the eligibility requirements of the series into which you are exchanging. In connection with any exchange, you must obtain and carefully read a current prospectus of the fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of such other fund may be legally sold.

You have the automatic privilege to exchange your Fund shares by telephone. The Fund and NEFSCO will employ reasonable procedures to confirm that your telephone instructions are genuine, and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund and NEFSCO will require a form of personal identification prior to acting upon your telephone instructions, will provide you with written confirmations of such transactions and will record your instructions.

MARKET TIMER RESTRICTIONS. Purchases and exchanges into the Fund should be made for investment purposes only. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) when such transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Without limiting the generality of the foregoing, the Fund and the Distributor reserve the right to restrict (e.g., by limiting to a specific maximum dollar amount) purchases and exchanges for the account of "market timers." An account will be deemed to be the account of a market timer if (i) more than two exchange purchases of the Fund are effected for the account in a calendar quarter or (ii) the account effects one or more exchange purchases of the Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

For federal tax purposes, an exchange of shares of one series of the Trusts for shares of another series is considered to be a redemption and purchase and, therefore, is considered to be a taxable event on which you may recognize a gain or a loss.

Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

FUND DIVIDEND PAYMENTS


The Fund declares dividends daily and pays them monthly. The Fund pays as dividends substantially all net investment income (tax-exempt and taxable income other than long-term capital gains) each year and distributes annually all net realized long-term capital gains (after applying any available capital loss carryovers). The Fund distributes net realized short-term capital gains annually. The trustees of the Trust may adopt a different schedule as long as payments are made at least annually. If you intend to purchase shares of the Fund shortly before it declares a capital gain distribution you should be aware that a portion of the purchase price may be returned to you as a taxable distribution.

You have the option to reinvest all distributions in additional shares of the same class of the Fund or in shares of the same class of other series of the Trusts, to receive distributions from ordinary income in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or the same class of shares of other series of the Trusts, or to receive all distributions in cash. Income distributions and capital gains distributions will be reinvested in shares of the same class of the Fund at net asset value (without a sales charge or CDSC) unless you select another option. You may change your distribution option by notifying the servicing agent in writing or by calling 1-800-225-5478. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to a Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            DIVIDEND DIVERSIFICATION
                                     PROGRAM

You may also establish a dividend diversification program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another New England Fund, subject to the investor eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing fund account and, if a new account in the purchased fund is being established, the purchased fund's minimum investment requirements must be met. Before establishing a dividend diversification program into any other New England Fund, you must obtain and carefully read a copy of that fund's prospectus.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SELLING FUND SHARES
--------------------------------------------------------------------------------

5 WAYS TO SELL FUND SHARES

You may sell shares of the Funds in the following ways:

[Graphic Omitted]
    THROUGH YOUR INVESTMENT DEALER:

Call your authorized investment dealer for information.

[Graphic Omitted]
    BY TELEPHONE:

You or your investment dealer may redeem (sell) shares by telephone using any of the three methods described below:


Wired to Your Bank Account -- If you have previously selected the telephone redemption privilege on your account, shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Fund is open for business. Class A shares only may also be redeemed by calling New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. The proceeds (LESS ANY APPLICABLE CDSC) generally will be wired on the next business day to the bank account previously chosen by you on your application. A wire fee (currently $5.00) will be deducted from the proceeds.


Your bank must be a member of the Federal Reserve System or have a correspondent bank that is a member. If your account is with a savings bank, it must have only one correspondent bank that is a member of the System.


Mailed to Your Address of Record -- Shares may be redeemed by calling 1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Fund is open for business and requesting that a check for the proceeds (LESS ANY APPLICABLE CDSC) be mailed to the address on your account, provided that the address has not changed over the previous month and that the proceeds are for $100,000 or less. Generally, the check will be mailed to your address of record on the business day after your redemption request is received.

Through ACH -- Shares may be redeemed electronically through the ACH system, provided that you have an approved ACH application on file with the Fund. To redeem through ACH, call
1-800-225-5478 between 8:00 a.m. and 7:00 p.m. (Eastern time) on a day when the Fund is open for business or, for Class A shares only, call New England Funds Personal Access Line(TM) at 1-800-346-5984 twenty-four hours a day. The proceeds (LESS ANY APPLICABLE CDSC) generally will arrive at your bank within three business days; their availability will depend on your bank's particular rule.


Redemption requests accepted after 4:00 p.m. (Eastern time), or after the Exchange closes if it closes before 4:00 p.m., will be processed at the net asset value determined at the close of regular trading on the next day that the Exchange is open.

[Graphic Omitted]
    BY MAIL:

You may redeem your shares at their net asset value (LESS ANY APPLICABLE CDSC) next determined after receipt of your request in good order by sending a written request (including any necessary special documentation) to New England Funds, P.O. Box 8551, Boston, MA 02266-8551.


The request must include the name of the Fund and class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and whether you wish the proceeds mailed to your address of record, wired to your bank account or transmitted through ACH. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on your confirmation statement) and indicate any special capacity in which they are signing (such as trustee, custodian or under power of attorney or on behalf of a partnership, corporation or other entity).

If you are redeeming shares worth less than $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, no signature guarantee is required. Otherwise, you generally must have your signature guaranteed by an eligible guarantor institution in accordance with procedures established by the Fund and NEFSCO. Signature guarantees by notaries public are not acceptable.


If you hold certificates for your Class A shares, you must enclose them with your redemption request or your request will not be honored. The Fund recommends that certificates be sent by registered mail.

[Graphic Omitted]
    BY CHECK:

Checkwriting is available on Class A shares of the Fund. To elect checkwriting for your account, select the checkwriting option on your application and complete the attached signature card. To add checkwriting to an existing Fund account, please call 1-800-225-5478 for our Service Options Form. The Fund will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $500 or more. The checkwriting privilege does not apply to shares for which you have requested share certificates to be issued. Checkwriting is not available for investor accounts containing Class A shares subject to a CDSC or Class B shares.

If you use withdrawal checks, you will be subject to State Street Bank's rules governing checking accounts. The Fund and the Distributor are in no way responsible for any checkwriting account established with State Street Bank.

You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.

[Graphic Omitted]
    BY SYSTEMATIC WITHDRAWAL PLAN:

You may establish a Systematic Withdrawal Plan that allows you to redeem shares and receive payments on a regular schedule. In the case of shares subject to a CDSC, the amount or percentage you specify may not exceed, on an annualized basis, 10% of the value of your Fund account (based on the day you establish your plan). Redemption of shares pursuant to the plan will not be subject to a CDSC. For information, contact the Distributor or your investment dealer. Since withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.


GENERAL. Redemption requests will be effected at the net asset value next determined after your redemption request is received in proper form by State Street Bank or your investment dealer, except that orders received by your investment dealer before the close of regular trading on the Exchange and transmitted to the Distributor by 5:00 p.m. Eastern time (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) on the same day will receive that day's net asset value. Redemption proceeds (LESS ANY APPLICABLE CDSC) will normally be sent to you within seven days after State Street Bank or the Distributor receives your request in good order. However, in those cases where you have recently purchased your shares by check or an electronic funds transfer through the ACH system and you make a redemption request within 10 days after such purchase or transfer, a Fund may withhold redemption proceeds until the Fund knows that the check or funds have cleared.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If you are unable to contact the Distributor by telephone, shares may be redeemed by delivering the redemption request in person to the Distributor or by mail as described above. Requests are processed at the net asset value next determined after the request is received.

Special rules apply to redemptions under powers of attorney. Please call your investment dealer or the Distributor for more information.

Telephone redemptions are not available for Fund shares in certificate form. If certificates have been issued for your investment, you must send them to New England Funds, L.P. along with your request before a redemption request can be honored. See the instructions for redemption by mail above.

The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors. The Fund reserves the right to suspend account services or refuse transaction requests when notice has been received by the Fund of a dispute between the registered or beneficial owners of an account or there is suspicion or evidence that a fraudulent act may result.


REPURCHASE OPTION
(CLASS A SHARES ONLY)

You may apply your proceeds from the redemption of Class A shares of the Fund (without a sales charge) to the repurchase of Class A shares of any series of the Trusts. To qualify, you must reinvest the entire proceeds within 120 days after your redemption and notify New England Funds or your investment dealer at the time of reinvestment that you are taking advantage of this privilege. You may reinvest the proceeds either by returning the redemption check or by sending your check for the entire amount. Please note: For federal income tax purposes, a redemption is a sale that involves tax consequences even if the proceeds are later reinvested. Please consult your tax adviser.

--------------------------------------------------------------------------------
                                  FUND DETAILS
--------------------------------------------------------------------------------

HOW FUND SHARE PRICE IS
DETERMINED


The net asset value of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern time on the Exchange on each day that the Exchange is open for trading. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Trust's Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. An option that is written by the Fund generally will be valued at the last sale price or, in the absence of the last sale price, the last offer price. A futures contract will be valued at the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price is not used, futures contract will be valued at their fair value as determined by or under the direction of the Trust's Board of Trustees. All other securities and assets of the Fund's portfolio are valued at their fair market value as determined in good faith by Back Bay Advisors (or a pricing service selected by Back Bay Advisors) under the supervision of the Trust's Board of Trustees.

The net asset value per share of each class is determined by dividing the value, (determined as explained above), of all securities plus any cash and other assets (including dividends and interest receivable but not collected) less all liabilities (including accrued expenses) attributable to each class, by the number of shares of such class outstanding. The public offering price of the Fund's Class A shares is determined by adding the applicable sales charge to the net asset value. See "Buying Fund Shares -- Sales Charges" above. The public offering price of Class B shares is the net asset value per share.

The price you pay for a share will be determined using the next set of calculations made after your order is accepted by NEFSCO. In other words, if, on a Tuesday morning, your properly completed application is received, your wire is received or your dealer places your trade for you, the price you pay will be determined by the calculations made as of the close of regular trading on the Exchange on Tuesday. If you buy shares through your investment dealer, the dealer must receive your order by the close of regular trading on the Exchange and transmit it to the Distributor by 5:00 p.m. (Eastern time) (or, under limited circumstances, such other time no later than 8:00 p.m. as may be agreed upon between the dealer and the Distributor) to receive that day's public offering price.


--------------------------------------------------------------------------------
                         CALCULATING THE PRICE OF SHARES

Total Market Value of           Other      Any
Portfolio Securities      +     Assets  -  Liabilities
------------------------------------------------------  =Net Asset Value (NAV)
Total Number of Outstanding Shares in a Class
THE PUBLIC OFFERING PRICE FOR CLASS A SHARES IS THE NAV PLUS THE APPLICABLE SALES CHARGE. THE PUBLIC OFFERING PRICE FOR CLASS B SHARES IS THE NAV.
--------------------------------------------------------------------------------

INCOME TAX CONSIDERATIONS


The Fund intends to qualify each year as a regulated investment company for federal income tax purposes. The Fund also intends to meet all requirements of the Code necessary to ensure that they qualify to pay "exempt-interest dividends," which in general means that the Fund can pass on to shareholders the federal tax-exempt status of interest received by it from obligations paying tax-exempt interest. Such dividends derived from interest on California Tax Exempt Securities are also exempt from California personal income taxes.

For federal income tax and California state personal income tax purposes, your proportionate share of taxable dividends derived from the Fund's other net interest income, other ordinary income and short-term capital gains, if any, will be taxable as ordinary income, whether received in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months (i.e., 28% Rate Gains) and from net gains on securities held for more than 18 months (i.e., 20% Rate Gains) are taxable as such, regardless of how long you have held your Fund shares. However, certain capital gain distributions may qualify for exemption from California personal income taxes. Distributions by the Fund are not eligible for the dividends-received deduction for corporations.

In general, any gain realized upon the sale, exchange or redemption of shares will be treated as 28% Rate Gain if the shares have been held for more than one year, but not more than 18 months, as 20% Rate Gain if the shares have been held for more than 18 months, and otherwise as a short-term gain, assuming the shares are held as capital assets. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held for more than one year, and otherwise as short-term capital loss. However, losses incurred on the taxable disposition of shares of the Fund held for six months or less will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received with respect to such shares and thereafter treated as long-term capital losses, rather than short-term capital losses, to the extent of long term capital gain distributions received with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent you acquired other shares of the Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

If you receive social security or railroad retirement benefits, you may be taxed on a portion of those benefits as a result of receiving exempt-interest dividends. Also, interest on certain private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in such private activity bonds, shareholders may become subject to, or have increased liability under, the alternative minimum tax.


Exempt-interest dividends are included in "adjusted current earnings" for purposes of computing the alternative minimum tax applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the alternative minimum tax is added to the corporation's alternative minimum taxable income, potentially giving rise to alternative minimum tax liability.


To avoid an excise tax, the Fund intends to distribute prior to calendar year-end virtually all its ordinary income earned during that calendar year, and virtually all of the capital gain net income it realized during the twelve months ending October 31, plus any retained amount from the prior year.

Distributions declared and payable in October, November or December to shareholders of record on a date in those months and paid the following January will be considered for federal income tax purposes to have been received by shareholders on December 31 of the year in which they were declared.

If at least 95% of the Fund's dividends are "exempt-interest dividends," federal back-up withholding rules do not apply. However, if the percentage for the Fund should ever drop below 95%, the Fund will be required to withhold 31% of all ordinary income dividends and capital gain distributions it pays to you
(i) if you do not provide a correct, certified taxpayer identification number,
(ii) if the Fund is notified that you have underreported income in the past, or (iii) if you fail to certify to the Fund that you are not subject to such withholding. In addition, the Fund will be required to withhold 31% of the gross proceeds of Fund shares you redeem if you have not provided a correct, certified taxpayer identification number or if the Fund is notified that you have underreported income in the past. If you are a tax-exempt shareholder, however, these back-up withholding rules will not apply so long as you furnish the Fund with an appropriate certification.


Annually, if you earn more than $10 in taxable income from the Fund, you will receive a Form 1099 from the Fund to assist you in reporting the prior calendar year's distributions on your federal income tax return. You should consult your tax adviser about any state or local taxes and alternative minimum tax that may apply to such distributions. Be sure to keep the Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.


The foregoing is a summary of certain federal and state income tax consequences of an investment in the Fund. Shareholders should consult a competent tax adviser as to the effect of an investment in the Fund on their particular federal, state and local tax situations.


THE FUND'S EXPENSES


In addition to the management fee paid to NEFM, the Fund pays all expenses not borne by NEFM, Back Bay Advisors or the Distributor, including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust's independent trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings, preparing, printing and mailing prospectuses and reports to shareholders and the compensation of trustees who are not directors, officers or employees of MetLife, NELICO, NEFM, Back Bay Advisors or their affiliates, other than affiliated registered investment companies.

Under Service Plans adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor a monthly service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to its Class A and Class B shares. The Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, for providing personal services to investors in shares of the Fund and/or maintenance of shareholder accounts. Such payments will be made on a quarterly basis unless other arrangements are made between the Distributor and the securities dealer. In the case of the Class A shares, the Distributor may also use all or any portion of the fee to pay its expenses in connection with the provision of personal services to investors and/or the maintenance of shareholder accounts. In the case of the Class B shares, the Distributor retains the balance of the service fee as compensation for providing personal services to investors and/or the maintenance of shareholder accounts. To the extent that the Distributor's reimbursable expenses in any year exceed the maximum amount payable for that year under the relevant Service Plan, such expenses may be carried forward for reimbursement in future years in which the Plan remains in effect. The amount of unreimbursed Class A expenses carried over into 1998 from previous plan years was $179,456.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund also pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to Class B shares. The Distributor may pay up to the entire amount of the distribution fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares. Such payments will be made on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. The Distributor retains the balance of the distribution fee as compensation for the Distributor's services as distributor of the Class B shares.

In addition, NEFM performs certain accounting and administrative services for the Fund. For those services the Fund reimburses NEFM for all or part of its expenses of providing these services to the Fund, which includes the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation materials furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance.


PERFORMANCE CRITERIA

Each class may include taxable-equivalent yield, current yield and total return information in advertisements or other written sales material. Each class may show its average annual total return for the one-, five- and ten-year periods (or the life of the class, if shorter) through the end of the most recent calendar quarter. Total return is measured by comparing the value of an investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions, and imposition of the CDSC relevant to the period of time quoted in the case of Class B shares). Each class may also show total return over other periods, or on an aggregate basis for the period presented, or without deduction of a sales charge or CDSC. If a sales charge or CDSC is not deducted in calculating total return, the class's total return will be higher.

Yield is computed in accordance with the SEC's standardized formula by dividing the adjusted net investment income per share earned during a recent 30 day period by the maximum offering price of a share of the relevant class on the last day of the period (reduced by any earned income expected to be declared shortly as a dividend). For this purpose, net investment income is calculated in accordance with SEC regulations and may differ from the class's net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. Each class's current dividend rate is based on the class's net investment income as determined for financial statement purposes, which reflects amortization only as to the amount of any premium paid by the Fund for securities.

Taxable-equivalent yield is the taxable yield an investor would have to earn to receive the equivalent of the class's yield after payment of federal income tax and state personal income taxes. Taxable-equivalent yield is calculated by adjusting a class's standardized yield for a recent 30 day period, using effective combined federal and state tax rates for individuals.

Each class may also present one or more distribution rates in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gains over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value on the last day of such period. If the net asset value rather than the maximum offering price is used to calculate the distribution rate, the rate will be higher.

Total return will generally be higher for Class A shares than for Class B shares of the Fund, because of the higher levels of expenses borne by the Class B shares. An investor should balance this expected lower total return against the benefit gained by 100% immediate investment of the purchase price of Class B shares.

All performance information is based on past performance and does not predict future performance.

ADDITIONAL FACTS ABOUT
THE FUND

[] The Trust was organized in 1931 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Fund commenced operations in April 1993.


[] When you invest in the Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends and to cast a vote for each share you own at shareholder meetings. Shares of the Fund vote separately from shares of other series of the Trust, except as otherwise required by law. Shares of all classes of the Fund vote together, except as to matters relating to Rule 12b-1 plans, on which only shares of the class to which the particular plan relates are entitled to vote.


[] The Trust does not hold regular shareholder meetings and will do so only when required by law. Shareholders may remove trustees from office by votes cast at a shareholder meeting or by written consent.


[] The Trust's trustees have the authority without shareholder approval to issue other classes of shares of the Fund that represent interests in the Fund's portfolio but that have different sales load and fee arrangements.

[] Except for matters that are explicitly identified as "fundamental" in this Prospectus or Part I of the Statement, the investment policies of the Fund may be changed by the trustees of the Trust without shareholder approval and, in most cases, without prior notice. The investment objective of the Fund is not fundamental. If there is a change in the Fund's objective, shareholders of the Fund should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.


[] If the balance in your account is less than a minimum dollar amount set by the Trust's trustees from time to time (currently $1,000 for all accounts, except for those indicated below), the Fund may close your account and send the proceeds to you. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum. The minimum does not apply to automatic investment plans or to accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value.


[] The Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report in writing or by telephone.


[] The Class A and Class B structure could be terminated should certain IRS rulings be rescinded.


[] No interest will accrue on amounts represented by uncashed dividend or redemption checks.

[] Many of the services provided to the Fund depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, such failure could have an adverse impact on the Fund's operations and services provided to shareholders. NEFM, Back Bay Advisors, the Distributor, NEFSCO, State Street Bank and certain other service providers to the Fund have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address this so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Fund's operations and services provided to shareholders will not be adversely affected.

--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
--------------------------------------------------------------------------------

Capital gain distributions -- Payments to shareholders of profits earned from selling securities in the fund's portfolio. Capital gain distributions are usually paid once a year.

Contingent Deferred Sales Charge (CDSC) -- A fee that may be charged when a shareholder sells fund shares.

Distribution fee -- An annual asset-based sales charge that is used to pay for sales-related expenses.

Income Distributions -- Payments to shareholders resulting from interest or dividend income earned by a fund's portfolio.

Mutual fund -- The pooled assets of a group of investors, professionally managed in pursuit of a specific objective.

Net asset value (NAV) -- The market value of one share of a mutual fund on any given day without sales charge or CDSC. Determined by dividing the fund's total net assets by the number of fund shares outstanding.

New England Funds, L.P. -- The distributor of the New England Funds.

New England Funds Management, L.P. -- The investment adviser to most of the New England Funds.

New England Funds Service Corporation -- The transfer and dividend disbursing agent of the New England Funds.

Open-end investment management company -- A mutual fund that allows investors to redeem fund shares directly from the fund company on any business day.

Public offering price -- The price of one share of a mutual fund, including its initial sales charge, if there is one.

Record date -- The date on which mutual fund investors must own a fund's shares to be eligible to receive specific income or capital gain distributions.

Service fee -- Payments by a fund to the fund's distributor or a financial representative for personal services to investors and/or for maintenance of shareholder accounts.

Total Return -- The change in value of an investment in a fund over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Yield -- The rate at which a fund earns income, expressed as a percentage. Yield calculations are standardized among mutual funds, based on a formula developed by the SEC.

12b-1 fees -- Fees paid by a mutual fund under a plan adopted under 1940 Act Rule 12b-1. Can include both distribution fees and service fees.

                    [Recycle Logo] Printed on Recycled Paper           XT51-0598

[Logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------
NEW ENGLAND CAPITAL GROWTH FUND
NEW ENGLAND BALANCED FUND
NEW ENGLAND GROWTH FUND
NEW ENGLAND GROWTH OPPORTUNITIES FUND
NEW ENGLAND INTERNATIONAL EQUITY FUND
NEW ENGLAND VALUE FUND
NEW ENGLAND EQUITY INCOME FUND

Statement of Additional Information -- PART I

May 1, 1998

         This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the New England Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 1, 1998 for Class A, Class B and Class C shares or the Prospectus of the Funds dated May 1, 1998 for Class Y shares (the "Prospectus" or "Prospectuses"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from New England Funds, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116.

         Part I of this Statement contains specific information about the Funds.
Part II includes information about the Funds and other New England Funds.


         New England Growth Fund, New England Capital Growth Fund, New England Balanced Fund, New England International Equity Fund and New England Value Fund are series of New England Funds Trust I, a registered open-end management investment company that offers a total of twelve series; New England Growth Opportunities Fund is a series of New England Funds Trust II, a registered open-end management investment company that offers a total of seven series; and New England Equity Income Fund is a series of New England Funds Trust III, a registered open-end management investment company that offers a total of two series. New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are collectively referred to in this Statement as the "Trusts" and are each referred to as a "Trust."

                         T a b l e  o f  C o n t e n t s
                                               Part I                    Page

         Investment Restrictions                                           ii
         Fund Charges and Expenses                                       viii
         Ownership of Fund Shares                                          xv
         Investment Performance of the Funds                            xviii
                                               Part II
         Miscellaneous Investment Practices                                 2
         Management of the Trusts                                          15
         Portfolio Transactions and Brokerage                              25
         Description of the Trusts and Ownership of Shares                 32
         How to Buy Shares                                                 35
         Net Asset Value and Public Offering Price                         35
         Shareholder Services                                              36
         Redemptions                                                       41
         Standard Performance Measures                                     43
         Income Dividends, Capital Gain Distributions and Tax Status       47
         Financial Statements                                              49
         Appendix A - Description of Bond Ratings                          50
         Appendix B - Publications That May Contain Fund Information       52
         Appendix C - Advertising and Promotional Literature               54
         Appendix D - Portfolio Composition of the Municipal Income,
                        Bond Income and California Funds                   59

-------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

         The following is a description of restrictions on the investments to be made by the Funds, some of which restrictions (which are marked with an asterisk) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940 [the "1940 Act"]). Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

NEW ENGLAND GROWTH FUND, NEW ENGLAND VALUE FUND AND NEW ENGLAND BALANCED FUND New England Growth Fund (the "Growth Fund"), New England Value Fund (the "Value Fund") and New England Balanced Fund (the "Balanced Fund") each will not:

*(1) Purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or 25% of the Fund's total assets (taken at current value) would be invested in any one industry;

*(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales;

*(3) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(4) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

*(5)    Pledge more than 15% of its total assets (taken at cost);

*(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

*(7) Purchase or retain securities of any issuer if officers and trustees of New England Funds Trust I or of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer together own more than 5%;

*(8) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;

*(9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts. Also, the Value Fund will not buy or sell real estate or interests in real estate which are not readily marketable. (This restriction does not prevent such Funds from purchasing securities of companies investing in the foregoing);

*(10) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(11)   Make investments for the purpose of exercising control or management;

*(12) Participate on a joint or joint and several basis in any trading account in securities;

*(13) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities;

*(14)   Write options or warrants;

*(15) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. (Under the 1940 Act, the Growth Fund, the Value Fund and the Balanced Fund each may not (a) invest more than 10% of its total assets [taken at current value] in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of such Fund [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company);

*(16) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (4) above; any pledge or other encumbrance of assets permitted by restriction (5) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of New England Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom; or


+(17) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by New England Funds Trust I's trustees.)


NEW ENGLAND CAPITAL GROWTH FUND
New England Capital Growth Fund (the "Capital Growth Fund") may not:

(1) With respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government [together with subdivisions thereof] will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;


(10) Except to the extent permitted by rule or order of the Securities and Exchange Commission (the "SEC"), participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);


(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities or securities indexes and (b) enter into currency forward contracts;


+(12) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by New England Funds Trust I's trustees); or


*(13) Issue senior securities. (For the purpose of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of New England Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

NEW ENGLAND INTERNATIONAL EQUITY FUND
New England International Equity Fund (the "International Equity Fund") may not:

(1) With respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;


*(2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);


(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;


(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);


(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts;


+(12) Purchase any illiquid security if, as a result, more than 15% of its total assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by New England Funds Trust I's trustees); or


*(13) Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of New England Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.


NEW ENGLAND GROWTH OPPORTUNITIES FUND
New England Growth Opportunities Fund (the "Growth Opportunities Fund") will not:

*(1) Purchase securities of an issuer if such purchase would cause more than 5% of the market value of the total Fund assets to be invested in the securities of such issuer (exclusive of United States or Canadian government obligations), or if such purchase would cause more than 10% of the securities of such issuer to be held by the Fund;

*(2) Purchase or retain the securities of any issuer if the officers and trustees of New England Funds Trust II owning beneficially 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer;

*(3) Purchase the securities issued by any other investment company, except that a purchase involving no commission or profit to a sponsor or dealer (other than a customary broker's commission) is permitted and except that a purchase that is part of a plan of merger or consolidation is permitted;

*(4) Purchase securities issued by companies with a record (including that of their predecessors) of less than three years' continuous operation;

*(5) Purchase securities for the portfolio on margin, make short sales or make loans to persons affiliated with New England Funds Trust II;

*(6) Act as underwriter of securities of other issuers, or invest directly in real estate or in commodities or commodity contracts; or

*(7) Make loans to other persons, provided, however, that this restriction shall not prohibit the Fund from entering into repurchase agreements with respect to not more than 25% of the Fund's total assets taken at current value. The purchase of a portion of an issue of bonds, notes or debentures publicly distributed or of a type customarily purchased by institutional investors does not constitute the making of loans within the meaning of this restriction;


*(8) Borrow money, except that the Fund may make secured or unsecured bank borrowings, provided that an asset coverage of at least 300% for all such borrowings (including the amount then being borrowed) is maintained as required by the 1940 Act;


*(9) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security; any borrowing permitted by restriction (8) above; any collateral arrangements with respect to options, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of New England Funds Trust II's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom;


+(10) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by New England Funds Trust II's trustees).

        It is a fundamental policy of the Fund that it will not concentrate its assets in the securities of issuers in the same industry. The Fund intends to abide by the views of the SEC staff on what constitutes industry concentration. Accordingly, the Fund will not make an investment if, immediately thereafter, the Fund would hold more than 25% of its total assets in securities of issuers in any one industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        The Fund has no present intention of borrowing money except on a temporary basis, as may be needed, to cover redemptions of shares. Should this intention change, the Prospectus will be amended.


NEW ENGLAND EQUITY INCOME FUND
New England Equity Income Fund (the "Equity Income Fund") will not:

*(1) Purchase any security (other than U.S. Government securities) if, as a result, more that 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further considerations, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

*(3) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(4) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and swap contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(5) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts, swap contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(8) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction;

(9) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes or futures contracts and (b) enter in to currency forward contracts;


+(10) Purchase any illiquid security is, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by New England Funds Trust III's trustees);


*(11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (4) above; any borrowing permitted by restriction (3) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts and options on futures contracts or swap contracts and with respect to initial and variation margin, the purchase or sale of options, forward contracts, future contracts, swap contracts or options on futures contracts or swap contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the New England Funds Trust III's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

-------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
-------------------------------------------------------------------------------

MANAGEMENT FEES


         Pursuant to an advisory agreement dated August 30, 1996, Capital Growth Management Limited Partnership ("CGM") has agreed to manage the investment and reinvestment of the assets of the Growth Fund, subject to the supervision of the Board of Trustees of New England Funds Trust I. Under the advisory agreement, the Fund pays CGM an advisory fee at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million of such assets and 0.65% of such assets in excess of $500 million. Prior to August 30, 1996, CGM served as adviser to the Growth Fund pursuant to an advisory agreement providing for an advisory fee at the same rate as currently in effect for such Fund.


         Pursuant to separate advisory agreements, each dated August 30, 1996, New England Funds Management, L.P. ("NEFM") has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of the Capital Growth, Value, Balanced, International Equity, Growth Opportunities and Equity Income Funds and to provide a range of administrative services to such Funds. For the services described in the advisory agreements, each such Fund has agreed to pay NEFM a management fee at the annual rate set forth in the following table:
                                        Management fee payable by Fund to NEFM
                                           (as a percentage of average daily
          Fund                                   net assets of the Fund)
-------------------------         ---------------------------------------------

Balanced Fund,                    0.75%     of the first $200 million
Capital Growth Fund and           0.70%     of the next $300 million
Value Fund                        0.65%     of amounts in excess of $500 million

Growth Opportunities Fund         0.70%     of the first $200 million
and Equity Income Fund            0.65%     of the next $300 million
                                  0.60%     of amounts in excess of $500 million

International Equity Fund         0.90%     of the first $200 million
                                  0.85%     of the next $300 million
                                  0.80%     of amounts in excess of $500 million

         The advisory agreements for the Capital Growth, Value, Balanced, International Equity, Growth Opportunities and Equity Income Funds each provide that NEFM may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, each dated August 30, 1996 (February 14, 1997 and April 17, 1998 in the case of the International Equity Fund and the Capital Growth Fund, respectively), NEFM has delegated responsibility for managing the investment and reinvestment of each of these Funds' assets to a subadviser. The subadviser is Loomis Sayles & Company, L.P. ("Loomis Sayles"), in the case of the International Equity, Balanced, Value and Equity Income Funds, and Westpeak Investment Advisors, L.P. ("Westpeak"), in the case of the Growth Opportunities and Capital Growth Funds. The Funds pay no direct fees to the subadvisers. For providing such subadvisory services to the Funds, NEFM pays each subadviser a subadvisory fee at the annual rate set forth in the following table:

                                                                     Subadvisory fee payable by NEFM to subadviser
             Fund                            Subadviser         (as a percentage of average daily net assets of the Fund)
--------------------------------------    ------------------    ---------------------------------------------------------
Balanced Fund                             Loomis Sayles           0.535%    of the first $200 million
                                                                  0.350%    of the next $300 million
                                                                  0.300%    of amounts in excess of $500 million

Capital Growth Fund                       Westpeak                0.60%     of the first $25 million
                                                                  0.55%     of the next $75 million
                                                                  0.50%     of the next $100 million
                                                                  0.35%     of the next $300 million
                                                                  0.30%     of amounts in excess of $500 million

Growth Opportunities Fund                 Westpeak                0.50%     of the first $25 million
                                                                  0.40%     of the next $75 million
                                                                  0.35%     of the next $100 million
                                                                  0.30%     of amounts in excess of $200 million

International Equity Fund                 Loomis Sayles           0.40%     of the first $200 million
                                                                  0.35%     of amounts in excess of $200 million

Value Fund                                Loomis Sayles           0.535%    of the first $200 million
                                                                  0.350%    of the next $300 million
                                                                  0.300%    of amounts in excess of $500 million

Equity Income Fund                        Loomis Sayles           0.400%    of the first $200 million
                                                                  0.325%    of the next $300 million
                                                                  0.275%    of amounts in excess of $500 million

         From August 30, 1996 to January 30, 1998, Loomis Sayles served as subadviser to the Capital Growth Fund pursuant to a subadvisory agreement between NEFM and Loomis Sayles providing for the same subadvisory fee as is currently payable by NEFM to Westpeak for such Fund.

         From January 2, 1996 (November 28, 1995 in the case of the Equity Income Fund) to August 30, 1996, NEFM served as adviser and Loomis Sayles served as subadviser to the Capital Growth, Balanced, Value and Equity Income Funds pursuant to separate advisory and subadvisory agreements providing for the same management and subadvisory fees as are currently in effect for these Funds. Prior to January 2, 1996, Loomis Sayles served as adviser to the Capital Growth, Balanced and Value Funds pursuant to separate advisory agreements, each of which provided for an advisory fee payable by such Fund to Loomis Sayles at the same rate as the management fee currently payable by such Fund to NEFM.


         From May 1, 1995 until August 30, 1996, NEFM served as adviser and Westpeak served as subadviser to the Growth Opportunities Fund pursuant to advisory and subadvisory agreements providing for the same management and subadvisory fee rates as are currently in effect for the Fund. Prior to May 1, 1995, Back Bay Advisors, L.P. ("Back Bay Advisors") served as adviser to the Growth Opportunities Fund pursuant to an advisory agreement providing for an advisory fee payable by the Fund to Back Bay Advisors at the annual rate of 0.50% of the Fund's average daily net assets.


         From December 29, 1995 until February 14, 1997, Draycott Partners, Ltd. ("Draycott") served as subadviser to the International Equity Fund pursuant to successive subadvisory agreements providing for a subadvisory fee payable by NEFM to Draycott at the annual rate of 0.54% of the first $200 million of the Fund's average daily net assets, 0.49% of the next $300 million of such assets and 0.44% of such assets in excess of $500 million. From December 29, 1995 to August 30, 1996, NEFM served as adviser to the International Equity Fund pursuant to an advisory agreement providing for a management fee at the same rate as is currently in effect for such Fund.


         Prior to December 29, 1995, Draycott served as adviser to the International Equity Fund pursuant to an advisory agreement providing for an advisory fee payable by the Fund to Draycott at the annual rate of 0.80% of the first $200 million of the Fund's average daily net assets, 0.75% of the next $300 million of such assets and 0.70% of such assets in excess of $500 million.

         Prior to December 29, 1995, short-term cash management services were provided to the International Equity Fund by Back Bay Advisors, as subadviser to Draycott. For these services, Draycott had agreed to compensate Back Bay Advisors at the annual rate of 0.08% of average daily net assets of the Fund. Back Bay Advisors voluntarily agreed to waive this fee in its entirety.

         Prior to December 29, 1995, New England Funds, L.P. (the "Distributor"), of which Draycott was then an affiliate, furnished or paid the expenses of the International Equity Fund for office space, facilities and equipment, services of executive and other personnel of New England Funds Trust I and certain administrative services, pursuant to an administrative services agreement. Under this agreement, the Fund paid the Distributor a fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A, Class B and Class C shares and 0.05% of the average daily net assets attributable to the Fund's Class Y shares. The International Equity Fund's current management fee rate represents, with respect to the Fund's Class A, Class B and Class C shares, the sum of the fee rates under the prior advisory and administrative services agreements.


         Since May 1, 1998 and until further notice to the International Equity Fund, NEFM and Loomis Sayles have voluntarily agreed to reduce their fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit the Fund's expenses to an annual rate of 2.00% of the average daily net assets of the Fund's Class A shares, 2.75% of the average daily net assets of the Fund's Class B shares, 2.75% of the average daily net assets of the Fund's Class C shares and 1.40% (prior to December 31, 1996, 1.00%) of the average daily net assets of the Fund's Class Y shares. NEFM and Loomis Sayles may terminate this voluntary limitation at any time. Loomis Sayles voluntarily agreed to waive in its entirety its subadvisory fee for the International Equity Fund from February 14, 1997 through February 13, 1998. From December 29, 1995 until April 30, 1998, NEFM had voluntarily agreed to reduce its fees and if necessary, to bear certain operating expenses in order to limit the Fund's expenses to an annual rate of 1.75% for Class A shares, 2.50% for Class B shares, 2.50% for Class C shares and 1.15% for Class Y shares (prior to December 31, 1996, 1.00%) of the Fund's average daily net assets and prior to December 29, 1995, similar voluntary limitations were in effect with respect to Draycott, the Distributor and the Fund.

         Since September 1, 1997, Loomis Sayles has voluntarily agreed, until further notice to the Equity Income Fund, to waive its entire subadvisory fee for such Fund. This waiver by Loomis Sayles does not reduce the Fund's expenses. This agreement may be terminated by Loomis Sayles at any time. In addition, since September 1, 1997 under an expense deferral arrangement, which NEFM may terminate at any time, NEFM has agreed to defer its management fee for the Fund until further notice and, if necessary, to bear certain expenses associated with operating the Fund to the extent necessary to limit the Fund's expenses to the annual rate of 1.50% of average daily net assets for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class Y shares, subject to the obligation of the Fund to pay NEFM such deferred fees in later periods to the extent that the Fund's expenses fall below the annual rate of 1.50% of average daily net assets for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class Y shares; provided, however, that the Fund is not obligated to pay any such deferred fees more than two years after the end of the fiscal year in which the fee was deferred.

         For the period January 30, 1998 to April 17, 1998, Westpeak served as subadviser to the Capital Growth Fund under an interim subadvisory agreement dated January 30, 1998 providing for the same fee that was paid to Loomis Sayles.

         For the last three fiscal years, the advisory or management fees payable by the Funds (before any voluntary fee reductions) were as follows:

                    Fund                          1995            1996**           1997***
      --------------------------------            ----            ------           -------
      Growth Fund                                 $7,631,203       $8,300,884        $9,757,792
      Capital Growth Fund                         $  989,864       $1,245,009        $1,436,893
      Value Fund                                  $1,811,567       $2,241,498        $3,030,220
      Balanced Fund                               $1,906,665       $2,355,084        $2,830,754
      International Equity Fund*                  $2,025,005       $2,439,442        $1,241,968
      Growth Opportunities Fund****               $  856,469       $1,414,997        $1,809,523
      Equity Income Fund*****                     $    1,277       $   16,222        $   41,756

    * As a result of the voluntary expense limitation in effect, the International Equity Fund paid $1,756,405, $2,183,655 and $734,003, respectively, in advisory or management fees for the fiscal years ended December 31, 1995, 1996 and 1997.

   ** For the fiscal year ended December 31, 1996, NEFM paid subadvisory fees of $1,497,544, $882,259 and $1,440,747 to Loomis Sayles for the Balanced, Capital Growth and Value Funds, respectively. For the fiscal year ended December 31, 1996, NEFM paid subadvisory fees of $1,296,747 to Draycott (after the waiver) and $781,353 to Westpeak for the International Equity and Growth Opportunities Funds, respectively. Without the voluntary fee waiver, NEFM would have paid Draycott a subadvisory fee of $1,448,652 for the International Equity Fund for the fiscal year ended December 31, 1996.

  *** For the fiscal year ended December 31, 1997, NEFM paid subadvisory fees of $1,735,375, $1,020,031 and $1,835,110 to Loomis Sayles for the Balanced,
      Capital Growth and Value Funds, respectively. For the fiscal year ended December 31, 1997, NEFM paid subadvisory fees of $0 to Loomis Sayles (after the waiver) and $964,009 to Westpeak for the Equity Income and Growth Opportunities Funds, respectively. For the period January 1 to February 13, 1997, NEFM paid subadvisory fees of $77,259 to Draycott for the International Equity Fund, and for the period February 14 to December 31, 1997, no subadvisory fees were paid by NEFM to Loomis Sayles as a result of the voluntary fee waiver by Loomis Sayles. Without the voluntary fee waiver, NEFM for the International Equity Fund, would have paid Draycott a subadvisory fee for the International Equity Fund of $128,701 for the period January 1 to February 13, 1997 and a subadvisory fee of $347,719 to Loomis Sayles for the period February 14 to December 31, 1997.

 **** For the fiscal year ended December 31, 1995, the Growth Opportunities Fund paid a management fee of $856,469 (of which $188,175 was paid to Back Bay Advisors and $678,294 was paid to NEFM). For the period May 1, 1995 to December 31, 1995, NEFM paid a subadvisory fee of $384,489 to Westpeak.

***** The Equity Income Fund commenced operations on November 28, 1995. As a result of the voluntary expense limitations in effect, the Fund paid no management fees to NEFM and NEFM paid no subadvisory fees to Loomis Sayles for the period November 28, 1995 to December 31, 1995 or the fiscal years ended December 31, 1996 and 1997. Without the voluntary fee waiver, NEFM would have paid Loomis Sayles a subadvisory fee of $730 for the period ended December 31, 1995 and $9,155 and $23,861 for the fiscal years ended December 31, 1996 and 1997.

         On March 27, 1998, the Trusts and certain of the Fund's subadvisers which are affiliated with NEFM submitted a request to the staff of the SEC (the "Staff") for a letter from the Staff which would permit such Funds and NEFM to enter into certain amended Advisory Agreements and would also permit such Funds, NEFM and the such affiliated subadvisers to enter into certain amended Sub-Advisory Agreements, in each case without obtaining a vote of the shareholders of the affected Funds (the "Request"). The amended Advisory and Subadvisory Agreements, taken together, would not result in any increase or decrease of fees payable by the Funds; however, the amended Advisory and Subadvisory Agreements would permit for the payment of the Fund's subadvisory fee directly by the Fund to the subadviser, with the amount of the Fund's management fee payable by the Fund to NEFM reduced by the amount of such payment to the subadviser by the Fund. If the Staff acts favorably on the Request, then NEFM and each affected Fund will enter into a separate amended Advisory Agreement, and NEFM, each affected Fund and its subadviser will also enter into a separate amended Subadvisory Agreement pursuant to any terms and conditions as may be prescribed by the Staff.


         For more information about the Funds' advisory and subadvisory agreements, see "Management of the Trusts" in Part II of this Statement.

BROKERAGE COMMISSIONS


         In 1995, 1996 and 1997, brokerage transactions for the Growth Fund aggregating $608,932,282, $729,976,367 and $782,645,000 respectively, were allocated to brokers providing research services, and $525,823, $804,468 and $782,645, respectively, in commissions were paid on these transactions in such years. During 1995, 1996 and 1997 the Fund paid total brokerage commissions of $5,784,166, $6,700,404 and $6,669,194, respectively.

         In 1995, 1996 and 1997, brokerage transactions for the Value Fund aggregating $14,560,184, $27,447,729 and $19,208,488, respectively, were allocated to brokers providing research services, and $28,143, $42,841 and $29,690, respectively, in commissions were paid on these transactions in such years. During 1995, 1996 and 1997, the Fund paid total brokerage commissions of $658,975, $563,181 and $618,342, respectively.

         In 1995, 1996 and 1997, brokerage transactions for the Balanced Fund aggregating $12,187,184, $17,564,632 and $17,718,990, respectively, were allocated to brokers providing research services, and $30,368, $26,139 and $24,900, respectively, in commissions were paid on these transactions in such years. During 1995, 1996 and 1997, the Fund paid total brokerage commissions of $415,773, $373,304 and $376,805, respectively.

         In 1995, 1996 and 1997, brokerage transactions for the Growth Opportunities Fund aggregating $43,047,123, $180,664,244 and $531,986,567, respectively, were allocated to brokers providing research services and $41,640, $157,185 and $162,980, respectively, in commissions were paid on these transactions in such years. During 1995, 1996 and 1997, the Fund paid total brokerage commissions of $138,878, $352,661 and $351,050, respectively.

         For the fiscal year ended December 31, 1995, brokerage transactions for the International Equity Fund aggregating $593,996,591 were allocated to brokers providing research services, and $1,522,463 in commissions were paid on these transactions. During 1995, the International Equity Fund paid total brokerage commissions of $1,522,463. For the fiscal year ended December 31, 1995, brokerage transactions for the International Equity Fund aggregating $375,687,256 were allocated to brokers providing research services and $836,718 in commissions were paid on these transactions. During 1996, the International Equity Fund paid total brokerage commissions of approximately $836,718. For the fiscal year ended December 31, 1997, brokerage transactions for the International Equity Fund aggregating $462,898,584 were allocated to brokers providing research services, and $0 in commissions were paid on these transactions. During 1997, the International Equity Fund paid total brokerage commissions of $1,222,767.

         For the fiscal year ended December 31, 1995, brokerage transactions for the Capital Growth Fund aggregating $8,522,526 were allocated to brokers providing research services, and $9,427 in commissions were paid on these transactions. During 1995, the Capital Growth Fund paid total brokerage commissions of $157,512. For the fiscal year ended December 31, 1996, brokerage transactions for the Capital Growth Fund aggregating $7,402,475 were allocated to brokers providing research services and $4,500 in commissions were paid on these transactions. During 1996, the Capital Growth Fund paid total brokerage commissions of approximately $174,585. For the fiscal year ended December 31, 1996, brokerage transactions for the Capital Growth Fund aggregating $7,402,475 were allocated to brokers providing research services, and $4,000 in commissions were paid on these transactions. During 1996, the Capital Growth Fund paid total brokerage commissions of approximately $174,585. For the fiscal year ended December 31, 1997, brokerage transactions for the Capital Growth Fund aggregating $105,213,412 were allocated to brokers transactions for the Capital Growth Fund; $4,500 in commissions were paid on these transactions. During 1997, the Capital Growth Fund paid total brokerage commissions of $103,244.

         For the period from November 28, 1995 through December 31, 1995, brokerage transactions for the Equity Income Fund aggregating $1,999,812 were allocated to brokers providing research services, and $624 in commissions were paid on these transactions. During this period, the Equity Income Fund paid total brokerage commissions of $3,150. For the fiscal year ended December 31, 1996, brokerage transactions for the Equity Income Fund aggregating $1,981,029 were allocated to brokers providing research services, and $48 in commissions were paid on these transactions. During 1996, the Equity Income Fund paid total brokerage commissions of $3,140. For the fiscal year ended December 31, 1997, brokerage transactions for the Equity Income Fund aggregating $0 were allocated to brokers providing research services, and $0 in commissions were paid on these transactions. During 1997, the Equity Income Fund paid total brokerage commissions of $29,840.

         For more information about the Funds' portfolio transactions, see "Portfolio Transactions and Brokerage" in Part II of this Statement.


SALES CHARGES AND 12B-1 FEES

         As explained in Part II of this Statement, the Class A, Class B and Class C shares of each Fund pay fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by each Fund during the fiscal years ended December 31, 1995, 1996 and 1997:

              Fund                  1995        1996           1997
   -----------------------          ----        ----           ----

    Growth Fund***              $2,800,465   $3,058,031   $3,600,444 (Class A)
                                                             $71,751 (Class B)

    Value Fund                    $545,439     $646,962     $819,873 (Class A)
                                  $206,005     $359,799     $661,091 (Class B)
                                    $3,915      $21,301      $52,413 (Class C)*

    Balanced Fund                 $445,951     $510,417     $567,385 (Class A)
                                  $301,592     $486,789     $680,895 (Class B)
                                    $3,017      $15,702      $36,277 (Class C)*

    Growth Opportunities Fund     $340,216     $397,330     $487,914 (Class A)
                                  $107,138     $389,526     $626,147 (Class B)
                                    $3,589      $45,844      $52,226 (Class C)**

    International Equity Fund     $346,710     $316,834     $197,567 (Class A)
                                  $476,345     $513,700     $347,996 (Class B)
                                    $5,831      $10,445       $8,625 (Class C)*

    Capital Growth Fund           $277,682     $333,455     $370,087 (Class A)
                                  $207,706     $321,106     $426,954 (Class B)
                                    $1,362       $5,079       $9,279 (Class C)*

    Equity Income Fund****          $0           $0          $11,355 (Class A)
                                    $0           $0          $12,154 (Class B)
                                    $0           $0           $2,076 (Class C)


   * Class C shares were first offered on January 3, 1995.
  ** Growth Opportunities Fund Class C shares were first offered on May 1, 1995. *** The Growth Fund offered only Class A shares during 1995 and 1996.
     Class B shares were first offered on February 28, 1997. The Growth
     Fund does not offer Class C shares.


**** The Equity Income Fund commenced operations on November 25, 1995 with an initial distribution of its Class A shares. Class B and C shares first became available on September 1, 1997.


         During the fiscal year ended December 31, 1997, expenses relating to each Fund's 12b-1 plans were as follows:

GROWTH FUND

(Class A shares)
Compensation to Investment Dealers                                   $3,594,936
Compensation to Distributor's Sales Personnel and Other Related Costs  $270,055
                                                     TOTAL           $3,864,991

(Class B shares)
Compensation to Investment Dealers                                     $606,739
Compensation to Distributor's Sales Personnel and Other Related Costs  $145,529
                                                     TOTAL             $752,268

VALUE FUND

(Class A shares)
Compensation to Investment Dealers                                     $819,230
Compensation to Distributor's Sales Personnel and Other Related Costs  $131,139
                                                     TOTAL             $950,369
(Class B shares)
Compensation to Investment Dealers                                   $1,072,831
Compensation to Distributor's Sales Personnel and Other Related Costs  $115,919
                                                     TOTAL           $1,118,750

(Class C shares)
Compensation to Investment Dealers                                      $52,413
Compensation to Distributor's Sales Personnel and Other Related Costs   $86,939
                                                     TOTAL             $139,352

BALANCED FUND

(Class A shares)
Compensation to Investment Dealers                                     $567,218
Compensation to Distributor's Sales Personnel and Other Related Costs  $109,369
                                                     TOTAL             $676,587

(Class B shares)
Compensation to Investment Dealers                                     $785,841
Compensation to Distributor's Sales Personnel and Other Related Costs  $103,483
                                                     TOTAL             $889,324

(Class C shares)
Compensation to Investment Dealers                                      $36,278
Compensation to Distributor's Sales Personnel and Other Related Costs   $82,924
                                                     TOTAL             $119,202

GROWTH OPPORTUNITIES FUND

(Class A shares)
Compensation to Investment Dealers                                     $485,783
Compensation to Distributor's Sales Personnel and Other Related Costs  $110,549
                                                     TOTAL             $596,332

(Class B shares)
Compensation to Investment Dealers                                     $946,221
Compensation to Distributor's Sales Personnel and Other Related Costs  $111,145
                                                     TOTAL           $1,057,366

(Class C shares)
Compensation to Investment Dealers                                      $52,227
Compensation to Distributor's Sales Personnel and Other Related Costs   $84,033
                                                     TOTAL             $136,260
INTERNATIONAL EQUITY FUND

(Class A shares)
Compensation to Investment Dealers                                     $196,696
Compensation to Distributor's Sales Personnel and Other Related Costs   $87,975
                                                     TOTAL             $284,671

(Class B shares)
Compensation to Investment Dealers                                     $198,910
Compensation to Distributor's Sales Personnel and Other Related Costs   $84,525
Other Distribution Costs                                                $55,746
                                                     TOTAL             $339,181

(Class C shares)
Compensation to Investment Dealers                                       $8,626
Compensation to Distributor's Sales Personnel and Other Related Costs   $80,848
                                                     TOTAL              $89,474

CAPITAL GROWTH FUND

(Class A shares)
Compensation to Investment Dealers                                     $370,137
Compensation to Distributor's Sales Personnel and Other Related Costs   $96,505
                                                     TOTAL             $466,642

(Class B shares)
Compensation to Investment Dealers                                     $410,109
Compensation to Distributor's Sales Personnel and Other Related Costs   $92,037
                                                     TOTAL             $502,146

(Class C shares)
Compensation to Investment Dealers                                       $9,244
Compensation to Distributor's Sales Personnel and Other Related Costs   $81,066
                                                     TOTAL              $90,310

EQUITY INCOME FUND

(Class A shares)
Compensation to Investment Dealers                                       $6,790
Compensation to Distributor's Sales Personnel and Other Related Costs   $30,911
                                                    TOTAL               $37,701

(Class B shares)
Compensation to Investment Dealers                                      $327,632
Compensation to Distributor's Sales Personnel and Other Related Costs    $31,294
                                                    TOTAL               $358,926

(Class C shares)
Compensation to Investment Dealers                                       $2,076
Compensation to Distributor's Sales Personnel and Other Related Costs   $24,448
                                                    TOTAL               $23,524

         Of the amounts listed above as compensation to investment dealers, the following amounts were paid by the Distributor to New England Securities Corporation ("New England Securities"), a broker-dealer affiliate of the
Distributor: $2,741,737 relating to the Class A shares and $414,051 relating to the Class B shares of the Growth Fund; $641,294 relating to the Class A shares, $849,786 relating to the Class B shares and $12,592 relating to the Class C shares of the Value Fund; $460,233 relating to the Class A shares, $599,204 relating to the Class B shares and $10,362 relating to the Class C shares of the Balanced Fund; $190,891 relating to the Class A shares, $660,764 relating to the Class B shares and $6,225 relating to the Class C shares of the Growth Opportunities Fund; $134,784 relating to the Class A shares, $125,310 relating to the Class B shares and $1,877 relating to the Class C shares of the International Equity Fund; and $278,383 relating to the Class A shares, $346,685 relating to the Class B shares and $5,374 relating to the Class C shares of the Capital Growth Fund; and $2,180 relating to the Class A shares, $225,417 relating to the Class B shares and $405 relating to the Class C shares of the Equity Income Fund. New England Securities paid substantially all of the fees it received from the Distributor (a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.


-------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
-------------------------------------------------------------------------------


         As of April 1, 1998, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the following Funds:

CAPITAL GROWTH FUND
Class C shares                 Larry A. Minnick                        10.06%
                               8105 Bromlay Place
                               Indianapolis, IN  46219-2851

                               NFSC FEBO # OBV-655821                   6.41%
                               Diana Piscopo
                               59 Silver Lake Road
                               Staten Island, NY  10301-3012

BALANCED FUND
Class C shares                 John W. Perdue III                      12.08%
                               Renee F. Perdue TTEE
                               Nova Enterprises, Inc.  401(k) Plan
                               P.O. Box 5594
                               Asheville, NC  28813-5594

                               CNA Trust Corp.                          9.00%
                               FBO Dimension One Spas Inc.
                               PSP DTD 1/13/87
                               A/C #1050504559/68/77/76
                               P.O. Box 5024
                               Costa Mesa, CA  92628-5024

Class Y shares                 New England Mutual Life Insurance Co.   73.39%
                               Separate Investment Accounting
                               Attn: Victor SooHoo
                               501 Boylston Street - 6th Floor
                               Boston, MA  02116-3706

GROWTH OPPORTUNITIES
Class C shares                 FTC & Co.                                6.38%
                               Attn: Datalynx #231
                               P.O. Box 173736
                               Denver, CO  80217-3736

INTERNATIONAL EQUITY FUND
Class C shares                 NFSC FEBO # 041-717169                   8.68%
                               Advanced Data Systems Corp.
                               Attn: David Barzillai
                               255 Spring Valley Ave.
                               Maywood, NJ  07601-1643

                               State Street Bank and Trust Company      7.76%
                               Cust. for the IRA of
                               Roy O Der Miner
                               2236 Abbottwoods Lane
                               Orange City, FL  32763-9214

Class Y shares                 NEIC Master Retirement Trust            59.29%
                               c/o Defined Contribution Svcs - T
                               P.O. Box 755
                               Boston, MA  02119-0755

                               Metropolitan Life Insurance Co.         39.65%
                               c/o GADC-Gerald Hart - Agency
                               Operations NELICO
                               501 Boylston Street - 10th Floor
                               Boston, MA  02116-3706

VALUE FUND
Class Y shares                 New England Mutual Life Insurance Co.   62.72%
                               Separate Investment Accounting
                               Attn: Victor SooHoo
                               501 Boylston Street - 6th Floor
                               Boston, MA  02116-3706

                               Hawaii Sheet Metal Workers              18.55%
                               Health & Welfare Fund
                               c/o Melvyn T. Murakami
                               1405 North King Street -
                               Room 403 Honolulu,
                               HI 96817-4227

                               New England Life Insurance Co.           8.29%
                               Debbie Milliner
                               c/o Financial Admin.
                               501 Boylston Street
                               Boston, MA  02116-3706

                               Metropolitan Life Insurance Co.          8.27%
                               c/o GADC-Gerald Hart - Agency
                               Operations NELICO
                               501 Boylston Street - 10th Floor
                               Boston, MA  02116-3706

EQUITY INCOME FUND
Class A shares                 Loomis Sayles Funded Pension Plan       14.96%
                               FBO Loomis Sayles & Co., LP
                               Attn: Paul Sherba - Comptroller
                               One Financial Center
                               Boston, MA  02111-2621

Class C shares                 Wexford Clearing Services Corp.          7.64%
                               Prudential Securities C/F Doris
                               McGinnis Butler IRA Rollover
                               DTD 07/07/97 P.O. Box
                               84 Scott, AR 72142-0084

                               State Street Bank and Trust Co.          5.26%
                               Cust. for the IRA of
                               William D. McCarthy
                               401 Bounty Way #221
                               Avon Lake, OH  44012-2480

                               Dorothy Spencer                          5.11%
                               34829 Fairview Road
                               Oconomowoc, WI  53066-3310

-------------------------------------------------------------------------------
                       INVESTMENT PERFORMANCE OF THE FUNDS
-------------------------------------------------------------------------------


                      PERFORMANCE RESULTS - PERCENT CHANGE*
                         For The Periods Ended 12/31/97

GROWTH FUND**

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
Class A shares:  As a % of                      1 Year      5 Years     10 Years            5 Years        10 Years
-------------------------------                 ------      -------     --------            -------        --------
Net Asset Value                                  23.54      113.27       306.93              16.35           15.07
Maximum Offering Price                           16.43      101.10       283.67              15.00           14.39

                                                      Aggregate                                    Average Annual
                                                     Total Return                                   Total Return
                                                        Since                                      Since Inception
                                                      2/28/97***                                     2/28/97***
                                              ---------------------------                      ------------------------
Class B shares: As a % of
-------------------------------
Net Asset Value                                         14.40                                           17.37
Redemption at End of Period                             10.26                                           12.34

VALUE FUND
                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
Class A shares:  As a % of                      1 Year      5 Years     10 Years            5 Years        10 Years
-------------------------------                 ------      -------     --------            -------        --------
Net Asset Value                                  20.95      133.18       257.99              18.45           13.60
Maximum Offering Price                           13.94      119.89       237.40              17.07           12.93

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                     Since                          Since
Class B shares:  As a % of                         1 Year          9/13/93***                     9/13/93***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                    19.99             105.78                         18.27
Redemption at End of Period                        14.99             103.78                         18.00

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                     Since                          Since
Class C shares:  As a % of                         1 Year         12/30/94***                    12/30/94***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                    20.22             97.71                          25.51
Redemption at End of Period                        19.22             97.71                          25.51

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                    Since                          Since
Class Y shares:  As a % of                         1 Year         3/31/94***                     3/31/94***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                     21.34             108.51                        21.62

BALANCED FUND
                                                           Aggregate                            Average Annual
                                                          Total Return                           Total Return
                                              -------------------------------------     -------------------------------
Class A shares:  As a % of                      1 Year     5 Years      10 Years            5 Years         10 Years
-------------------------------                 ------      -------     --------            -------        --------
Net Asset Value                                 17.53       93.22        208.78              14.08           11.94
Maximum Offering Price                          10.78       82.13        191.02              12.74           11.27

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                      Since                         Since
Class B shares:  As a % of                         1 Year           9/13/93***                    9/13/93***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                     16.67             69.66                         13.08
Redemption at End of Period                         11.67             67.66                         12.77

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                      Since                         Since
Class C shares:  As a % of                         1 Year          12/30/94***                   12/30/94***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                     16.64             69.69                         19.28
Redemption at End of Period                         15.64             69.69                         19.28

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                      Since                         Since
Class Y shares:  As a % of                         1 Year           3/8/94***                     3/8/94***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                     18.11             71.27                         15.13

GROWTH OPPORTUNITIES FUND****
                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
Class A shares:  As a % of                      1 Year      5 Years     10 Years            5 Years        10 Years
-------------------------------                 ------      -------     --------            -------        --------
Net Asset Value                                  33.43      130.31       341.14              18.16           16.80
Maximum Offering Price                           25.73      117.14       315.77              16.77           15.31

                                                            Aggregate                              Average Annual
                                                          Total Return                              Total Return
                                               ------------------------------------     -------------------------------
                                                                      Since                            Since
Class B shares:  As a % of                         1 Year           9/13/93***                      9/13/93***
-------------------------------                    ------           --------                        ----------
Net Asset Value                                     32.44             109.38                           18.75
Redemption at End of Period                         27.44             107.38                           18.49

                                                            Aggregate                              Average Annual
                                                          Total Return                              Total Return
                                               ------------------------------------     -------------------------------
                                                                      Since                            Since
Class C shares:  As a % of                         1 Year           5/1/95***                        5/1/95***
-------------------------------                    ------           --------                        ----------
Net Asset Value                                     32.63             85.28                            25.98
Redemption at End of Period                         31.63             85.28                            25.98

                                                            Aggregate                                Annualized
                                                          Total Return                              Total Return
                                               ------------------------------------     -------------------------------
                                                                      Since                            Since
Class Y shares:  As a % of                         1 Year           3/31/94***                       3/31/94***
-------------------------------                    ------           --------                        ----------
Net Asset Value                                      n/a               n/a                             n/a

INTERNATIONAL EQUITY FUND*****
                                                            Aggregate                             Average Annual
                                                           Total Return                            Total Return
                                               -------------------------------------      -------------------------------
                                                                         Since                               Since
Class A shares:  As a % of                      1 Year      5 Year      5/21/92***          5 Year         5/21/92***
-------------------------------                 ------      -------     --------            -------        --------
Net Asset Value                                 (7.56)    47.09         34.17                  8.02            5.37
Maximum Offering Price                         (12.90)    38.59         26.46                  6.74            4.27

                                                            Aggregate                            Average Annual
                                                          Total Return                            Total Return
                                               ------------------------------------     ----------------------------------
                                                                      Since                          Since
Class B shares:  As a % of                         1 Year           9/13/93***                     9/13/93***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                    (7.97)              6.65                           1.51
Redemption at End of Period                        (12.25)             4.84                           1.11

                                                            Aggregate                            Average Annual
                                                          Total Return                            Total Return
                                               ------------------------------------     ----------------------------------
                                                                      Since                           Since
Class C shares:  As a % of                         1 Year          12/30/94***                     12/30/94***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                    (7.95)             (0.75)                         (0.25)
Redemption at End of Period                        (8.81)             (0.75)                         (0.25)

                                                            Aggregate                            Average Annual
                                                          Total Return                            Total Return
                                               ------------------------------------    -----------------------------------
                                                                      Since                          Since
Class Y shares:  As a % of                         1 Year           9/9/93***                      9/13/93***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                    (6.74)             13.35                           2.95

CAPITAL GROWTH FUND******
                                                            Aggregate                            Average Annual
                                                          Total Return                            Total Return
                                               ------------------------------------     ----------------------------------
                                                                      Since                                    Since
Class A shares:  As a % of                         1 Year           8/3/92***               5 Years          8/3/92***
-------------------------------                    ------           --------                -------         ----------
Net Asset Value                                     17.23             118.68                 16.07             15.57
Maximum Offering Price                              10.47             106.11                 14.70             14.32

                                                            Aggregate                            Average Annual
                                                          Total Return                            Total Return
                                               ------------------------------------     ----------------------------------
                                                                      Since                           Since
Class B shares:  As a % of                         1 Year           9/13/93***                     9/13/93***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                     15.89             76.80                           14.17
Redemption at End of Period                         10.89             74.80                           13.87

                                                            Aggregate                            Average Annual
                                                          Total Return                            Total Return
                                               ------------------------------------     ----------------------------------
                                                                      Since                           Since
Class C shares:  As a % of                         1 Year          12/30/94***                     12/30/94***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                     15.94             74.76                           20.45
Redemption at End of Period                         14.94             74.76                           20.45

                                                            Aggregate                            Average Annual
                                                          Total Return                            Total Return
                                               ------------------------------------     ----------------------------------
                                                                       Since                          Since
Class Y shares:  As a % of                          1 Year          3/31/94***                     3/31/94***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                      n/a                n/a                            n/a

EQUITY INCOME FUND*******
                                                            Aggregate                            Average Annual
                                                          Total Return                            Total Return
                                               ------------------------------------     ----------------------------------
                                                                      Since                           Since
Class A shares:  As a % of                         1 Year          11/28/95***                     11/28/95***
-------------------------------                    ------           --------                      ----------
Net Asset Value                                     22.64             60.28                           25.32
Maximum Offering Price                              15.62             51.07                           21.83

                                                            Aggregate                            Average Annual
                                                          Total Return                            Total Return
                                               ------------------------------------     ----------------------------------
                                                             Since                                    Since
Class B shares:  As a % of                                  9/1/97***                                9/1/97***
-------------------------------                      -----------------------                -----------------------
Net Asset Value                                               3.72                                    3.72
Redemption at End of Period                                  (1.28)                                  (1.28)

                                                      Aggregate Total Return                 Annualized Total Return
Class C shares:  As a % of                               Since 9/1/97***                         Since 9/1/97***
-------------------------------                      -----------------------                -----------------------
Net Asset Value                                              3.72                                      3.72
Redemption at End of Period                                  2.72                                      2.72


      * Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Funds is $2,500, however.


     ** The numbers presented for Class A shares reflect the maximum initial sales charge currently in effect. Prior to March 3, 1997, a higher maximum initial sales charge was in effect, so that the total returns achieved by investors may have been lower than those shown above.


    *** Commencement of Fund operations or offering of specified class of shares.


   **** Assuming deduction of the current maximum sales load, the Growth
        Opportunities Fund's Class A shares' ten-year average annual total return would have been 15.31%, had a voluntary expense limitation by the Fund's former investment adviser not been in effect, and their ten-year aggregate total return would have been 315.52%. Based on net asset values, the Fund's Class A shares' ten-year average annual total return would have been 16.00%, had this limitation not been in effect, and their ten-year aggregate total return would have been 340.96%.

  ***** Assuming deduction of the current maximum sales load, the International
        Equity Fund's Class A shares' since-inception average annual total return would have been 3.90%, and their aggregate one-year, five-year and since-inception aggregate total returns would have been (13.29)%, 31.84% and 23.97%, respectively, had a voluntary expense limitation not been in effect. Based on net asset values, the Fund's Class A shares' since-inception average annual total return would have been 5.02%, and their one-year, five-year and since-inception aggregate total returns would have been (7.95)%, 39.95% and 31.66%, respectively, without the voluntary limitation. Assuming redemption at the end of the period, the Fund's Class B shares' since-inception average annual total return would have been 0.79%, had a voluntary expense limitation not been in effect, and their aggregate total returns for the one-year and since-inception periods would have been 12.64% and 3.43%, respectively. Based on net asset values, the Fund's Class B shares' average annual total return for the since-inception period would have been 1.20%, and their aggregate total returns for the one-year, five-year and since-inception periods would have been (8.36)%, 0% and 5.24%, respectively, without the voluntary limitation. The Fund's Class C and Class Y shares' annualized total returns for the one year and since-inception period would have been (0.42)% and 2.73%, respectively, and their one year and since-inception aggregate total returns would have been (8.34)% and (1.26)% for the Class C shares and (7.00)% and 12.30% for the Class Y shares, without the voluntary limitation.

 ****** Assuming deduction of the current maximum sales load, the Capital Growth
        Fund's Class A shares' five-year and since-inception average annual total return would have been 12.36% and 14.23%, and their aggregate five-year and since-inception total returns would have been 79.10% and 104.71%, respectively, had a voluntary expense limitation not been in effect. Based on net asset values, their since-inception average annual total return would have been 15.50%, and their since inception aggregate total return would have been 117.25% without the voluntary limitation.

******* Assuming deduction of the current maximum sales load, the Equity Income
        Fund's Class A shares' since inception average annual total return would have been 18.60% had the voluntary expense limitation not been in effect, and their aggregate one year and since-inception total returns would have been 14.02% and $42.84%, respectively, had the voluntary expense limitation not been in effect. Based on net asset values, their since-inception average annual total return would have been 22.18%, and their since-inception aggregate total return would have been 52.02% without the voluntary limitation. Assuming redemption at the end of the period, the Fund's Class B shares' since-inception average annual total return would have been (9.82)%, had a voluntary limitation not been in effect, and their since-inception aggregate total return would have been (2.88)%. Based on net asset values, the Fund's Class B shares' average annual total return for the since-inception period would have been 3.72%, and their since-inception aggregate total return would have been 2.12%. The Fund's Class C shares' since-inception average annual total return would have been 3.72%, and their since-inception aggregate average annual total return would have been 2.12% without the voluntary limitation. The Equity Income Fund first became available to the public on September 15, 1997.


         The foregoing data represent past performance only and are not a prediction as to the future returns of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than this original cost.

[Logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

NEW ENGLAND GOVERNMENT SECURITIES FUND
NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
NEW ENGLAND STRATEGIC INCOME FUND
NEW ENGLAND BOND INCOME FUND
NEW ENGLAND HIGH INCOME FUND
NEW ENGLAND MUNICIPAL INCOME FUND

Statement of Additional Information -- PART I

May 1, 1998

         This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the New England Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 1, 1998 for Class A, Class B or Class C shares, or the Prospectus of the Funds dated May 1, 1998 for Class Y shares (the "Prospectus" or "Prospectuses"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from New England Funds, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116.

         Part I of this Statement contains specific information about the Funds.
Part II includes information about the Funds and other New England Funds.


         New England Government Securities Fund, New England Strategic Income Fund, New England Bond Income Fund and New England Municipal Income Fund are series of New England Funds Trust I, a registered open-end management investment company that offers a total of twelve series, and New England Limited Term U.S. Government Fund, New England Adjustable Rate U.S. Government Fund and New England High Income Fund are series of New England Funds Trust II, a registered open-end management investment company that offers a total of seven series. New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are collectively referred to in this Statement as the "Trusts" and are each referred to as a "Trust."


                         T a b l e  o f  C o n t e n t s

                                                Part I                   Page
        Investment Restrictions                                           ii
        Fund Charges and Expenses                                          x
        Ownership of Fund Shares                                          xvi
        Investment Performance of the Funds                              xviii
                                               Part II
        Miscellaneous Investment Practices                                 2
        Management of the Trusts                                          15
        Portfolio Transactions and Brokerage                              25
        Description of the Trusts and Ownership of Shares                 31
        How to Buy Shares                                                 34
        Net Asset Value and Public Offering Price                         35
        Reduced Sales Charges                                             36
        Shareholder Services                                              38
        Redemptions                                                       42
        Standard Performance Measures                                     44
        Income Dividends, Capital Gain Distributions and Tax Status       48
        Financial Statements                                              50
        Appendix A - Description of Bond Ratings                          51
        Appendix B - Publications That May Contain Fund Information       53
        Appendix C - Advertising and Promotional Literature               55
        Appendix D - Portfolio Composition of the Municipal
                       Income, Bond Income and California Funds           59

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

         The following is a description of restrictions on the investments to be made by the Funds, some of which restrictions (which are marked with an asterisk) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940 [the "1940 Act"]). Except in the case of those restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

GOVERNMENT SECURITIES FUND
New England Government Securities Fund (the "Government Securities Fund") will not:

*(1) Invest in any securities other than U.S. Government securities, put and call options thereon, futures contracts, options on futures contracts and repurchase agreements;

*(2) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell interest rate futures contracts and related options;

*(3) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.);

*(4) Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time. (It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made with respect to securities subject to outstanding options.);

*(5) Make loans to other persons (except as provided in restriction (6) below); provided that for purposes of this restriction the investment in repurchase agreements shall not be deemed to be the making of a loan;

*(6) Lend its portfolio securities in excess of 15% of its total assets, taken at market value;


*(7) Issue senior securities, borrow money or pledge its assets; provided, however, that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total net assets. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);


*(8) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

*(9) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. Government Securities and with respect to interest rate futures contracts; or

*(10) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company.


+(11) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by New England Funds Trust I's trustees).


         Although the Government Securities Fund may from time to time loan its portfolio securities and issue senior securities, borrow money or pledge its assets to the extent permitted by investment restrictions (5), (6) and (7) above, the Fund has no current intention of engaging in such investment techniques.

LIMITED TERM U.S. GOVERNMENT FUND
New England Limited Term U.S. Government Fund (the "Limited Term U.S. Government
 Fund") will not:

*(1) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin.);

*(2) Make short sales of securities unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time;

*(3) Issue senior securities, borrow money or pledge its assets; provided, however, that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 10% (taken at the current value) of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total net assets. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts, and collateral arrangements with respect to initial and variation margin, are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or options are deemed to be the issuance of a senior security.);

*(4) Invest more than 25% of its total assets (taken at current value) in securities of businesses in the same industry (for this purpose, telephone, electric, water and gas utilities are considered separate industries);

*(5) Make loans, except by the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness that are a part of an issue to the public or to financial institutions, or by lending portfolio securities to the extent set forth in Part II of this Statement of Additional Information under "Miscellaneous Investment Practices -- Loans of Portfolio Securities" provided that for purposes of this restriction, investment in repurchase agreements shall not be deemed to be the making of a loan;

*(6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts, currency futures contracts and options related to such futures contracts. (This restriction does not prevent the Fund from purchasing securities of companies investing or dealing in the foregoing.);

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(8)    Make investments for the purpose of exercising control or management; or

*(9) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to financial instruments or indices thereof and currencies and with respect to futures contracts on financial instruments or indices thereof.


+(10) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by New England Funds Trust II's trustees)


         Although the Fund may from time to time make short sales, issue senior securities, borrow money or pledge its assets to the extent permitted by the above investment restrictions, the Fund has no current intention of engaging in such investment techniques.

ADJUSTABLE RATE FUND
New England Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund") will not:

*(1) Purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries);

*(2) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.);

*(3) Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time. (It is the current intention of the Fund, which may change without shareholder approval, to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made with respect to securities covering outstanding options.);

*(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Issue senior securities, borrow money or pledge its assets; provided, however, that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total net assets. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate future contracts, and options on interest rate futures contracts, collateral arrangements with respect to interest rate caps, floors or swap arrangements, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither (i) such arrangements, (ii) the purchase or sale of futures or related options, (iii) interest rate caps and floors nor (iv) interest rate swap agreements, where assets are segregated to cover the Fund's obligations thereunder, are deemed to be the issuance of a senior security.);

*(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

*(7) Purchase or retain securities of any issuer if officers and trustees of the Trust or officers and directors of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer, together own more than 5%;

*(8) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, that are a part of an issue to the public or to financial institutions, or by lending portfolio securities to the extent set forth under "Miscellaneous Investment Practices - Loans of Portfolio Securities" in Part II of this Statement. (This restriction 8 does not limit the Fund's ability to engage in repurchase agreement transactions.);

*(9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts, currency futures contracts and options related to such futures contracts, and may purchase interest rate caps and floors and enter into interest rate swap agreements. (This restriction does not prevent the Fund from purchasing securities of companies investing or dealing in the foregoing.);

*(10) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(11)   Make investments for the purpose of exercising control or management;

*(12) Participate on a joint or joint and several basis in any trading account in securities;

*(13) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to fixed income securities and currencies and with respect to futures contracts on fixed income securities or currencies;

*(14) Purchase any illiquid security, including securities that are not readily marketable, if, as a result, more than 10% of the Fund's total net assets (based on current value) would then be invested in such securities. (The staff of the Securities and Exchange Commission (the "SEC") is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view); or

*(15) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.


         Although the Fund may loan its portfolio securities and issue senior securities, borrow money, pledge its assets, and invest in the securities of other investment companies to the extent permitted by investment restrictions
(5), (8) and (15) above, the Fund has no current intention of engaging in such investment activities.


         In addition, as a matter of current operating policy that may be changed without shareholder approval, the Fund intends to limit certain of its investments in accordance with the provisions of the Federal Credit Union Act and Regulation 703 thereunder.

STRATEGIC INCOME FUND
New England Strategic Income Fund (the "Strategic Income Fund") will not:

*(1) Purchase any security (other than U.S. Government securities) if , as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(3) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(4) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(5) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(6) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(7) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(9) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(10) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts;


+(11) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by New England Funds Trust I's trustees);


*(12) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (5) above; any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts or other similar contracts and options on futures contracts, swap contracts or other similar contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar contracts or options on futures contracts, swap contracts or other similar contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of New England Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

BOND INCOME FUND
New England Bond Income Fund (the "Bond Income Fund") will not:

*(1) Purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries);

*(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales;

*(3) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(4) Borrow money, except as a temporary measure for extraordinary or emergency purposes, up to an amount not in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower;

*(5)    Pledge more than 15% of its total assets (taken at cost);

*(6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

*(7) Purchase or retain securities of any company if officers and trustees of New England Funds Trust I or of any investment adviser or subadviser of the Bond Income Fund who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

*(8) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are part of an issue to the public, or by lending portfolio securities to the extent set forth under "Miscellaneous Investment Practices -- Loans of Portfolio Securities" in Part II of this Statement;

*(9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts or real estate (except that the Bond Income Fund may buy and sell marketable securities of companies, including real estate investment trusts, which may represent indirect interests in real estate; may buy and sell futures contracts on securities or on securities indexes and may write, purchase or sell put or call options on such futures contracts or indexes; and may enter into currency forward contracts);

*(10)   Act as underwriter;

*(11)   Make investments for the purpose of exercising control or management;


*(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them, or to facilitate such transactions is not considered participating in a trading account in securities.);


*(13)   Write, purchase or sell options or warrants, except that the Fund may
        (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or part of a unit offering involving, other securities, and
        (b) write, purchase or sell put or call options on securities, securities indexes or futures contracts; or

*(14) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. (Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets [taken at current value] in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company.)

*(15) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (4) above; any pledge or other encumbrance of assets permitted by restriction (5) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts and other similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of New England Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.


+(16) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by New England Funds Trust I's trustees.)


HIGH INCOME FUND
New England High Income Fund (the "High Income Fund") will not:

*(1) Buy more than 10% of the voting securities or more than 10% of all of the securities of any issuer, or invest to control or manage any company;

*(2) Purchase securities on "margin," except for short-term credits as needed to clear securities purchases;

*(3) Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of the value of its total assets would be invested in such securities;

*(4) Purchase securities, other than shares of the Fund, from or sell portfolio securities to its directors or officers, or firms they are affiliated with as principals, except as permitted by the regulations of the SEC;

*(5) Purchase or sell commodities or commodity contracts, or write, purchase or sell options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indexes and (b) write, purchase or sell put or call options on securities, on securities indexes or on futures contracts of the type referred to in clause (a) of this restriction;

*(6) Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, repurchase agreements, bonds, or other evidences of indebtedness or deposits with banks or other financial institutions may be considered loans;

*(7)    Make short sales of securities or maintain a short position;

*(8) Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or in securities issued by companies which invest in real estate or interests therein;

*(9) Purchase or sell interests in oil and gas or other mineral exploration or development programs, provided that the Fund may invest in securities issued by companies which do invest in or sponsor such programs;

*(10)   Underwrite the securities of other issuers; or

*(11) Invest more than 10% of the value of its total assets, in the aggregate, in repurchase agreements maturing in more than seven days and restricted securities.

*(12) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries);

*(13) Borrow money, except as a temporary measure for extraordinary or emergency purposes, up to an amount not in excess of 33 1/3% of its total assets; or

*(14) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (13) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of New England Funds Trust II's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.


+(15) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by New England Funds Trust II's trustees.)


MUNICIPAL INCOME FUND
New England Municipal Income Fund (the "Municipal Income Fund") will not:

*(1) Purchase any security if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer. This limitation does not apply to U.S. Government securities. (The Fund will treat each state and each separate political subdivision, agency, authority or instrumentality of such state, each multistate agency or authority, and each guarantor, if any, as a separate issuer);

(2) Invest more than 25% of its total assets (taken at current value) in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry. (For the purpose of this restriction, "private activity bonds" under the Internal Revenue Code of 1986, as amended [the "Code"], will be treated as industrial revenue bonds.) (In the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries);

*(3) Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, or make short sales. For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or tax exempt bond index futures contracts is not considered the purchase of a security on margin;

*(4) Purchase more than 10% of the total value of the outstanding securities of an issuer;

*(5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower;

*(6) Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost). In order to comply with certain state requirements, as a matter of operating policy subject to change without shareholder approval, the Fund will not pledge, mortgage or hypothecate more than 5% of such assets;

*(7) Invest more than 5% of its total assets (taken at current value) in securities of businesses less than three years old and industrial development revenue bonds where the private entity on whose credit the security is based, directly or indirectly, is less than three years old (including predecessor businesses and entities);

*(8) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of New England Funds Trust I or of any investment adviser or subadviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5% of such securities;

*(9) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies. This limitation does not apply to repurchase agreements;

*(10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or real estate (except that the Fund may buy tax exempt bonds or other permitted investment secured by real estate or an interest therein);

*(11) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

*(12) Purchase voting securities or make investments for the purpose of exercising control or management;

*(13) Participate on a joint or joint and several basis in any trading account in securities;

*(14) Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with regard to futures contracts;

*(15) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction. (Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company);

*(16) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (5) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of New England Funds Trust I's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.


+(17) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by New England Funds Trust I's trustees.)


         The Fund may invest more than 25% of its assets in industrial development revenue bonds, subject to limitation (2) above.

--------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

MANAGEMENT FEES

         Pursuant to separate advisory agreements, each dated August 30, 1996, New England Funds Management, L.P. ("NEFM") has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund. For the services described in the advisory agreements, each Fund pays NEFM a management fee at the annual rate set forth in the following table:


                                                                  Management fee paid by Fund to NEFM
                Fund                               (as a percentage of average daily net assets of the Fund)
-------------------------------------              ---------------------------------------------------------
Adjustable Rate Fund                                        0.55%       of the first $200 million
                                                            0.51%       of the next $300 million
                                                            0.47%       of amounts in excess of $500 million

Bond Income Fund and                                        0.50%       of the first $100 million
Municipal Income Fund                                       0.375%      of amounts in excess of $100 million

Government Securities Fund and                              0.65%       of the first $200 million
Limited Term U.S. Government Fund                           0.625%      of the next $300 million
                                                            0.60%       of amounts in excess of $500 million

High Income Fund                                            0.70%       of the first $200 million
                                                            0.65%       of amounts in excess of $200 million

Strategic Income Fund                                       0.65%       of the first $200 million
                                                            0.60%       of amounts in excess of $200 million


         Each advisory agreement provides that NEFM may delegate its responsibilities thereunder to another party. Pursuant to separate subadvisory agreements, each dated August 30, 1996, NEFM has delegated responsibility for managing the investment and reinvestment of the Strategic Income Fund's and the High Income Fund's assets to Loomis Sayles & Company, L.P. ("Loomis Sayles"), as subadviser. Pursuant to separate subadvisory agreements, each dated August 30, 1996, NEFM has delegated responsibility for managing the investment and reinvestment of the other Funds' assets to Back Bay Advisors, as subadviser. The Funds pay no direct fees to Loomis Sayles or Back Bay Advisors. For providing such subadvisory services to the Funds, NEFM pays each subadviser a subadvisory fee at the annual rate set forth in the following table:


                                                                             Subadvisory fee payable by NEFM to subadviser
                 Fund                               Subadviser            (as a percentage of average daily net assets of the Fund)
-------------------------------------            ------------------     ---------------------------------------------------------

Adjustable Rate Fund                             Back Bay Advisors         0.275%     of the first $200 million
                                                                           0.255%     of the next $300 million
                                                                           0.235%     of amounts in excess of $500 million

Bond Income Fund                                 Back Bay Advisors         0.250%     of the first $100 million
                                                                          0.1875%     of amounts in excess of $100 million

Government Securities Fund                       Back Bay Advisors         0.325%     of the first $200 million
                                                                          0.3125%     of the next $300 million
                                                                           0.300%     of amounts in excess of $500 million

High Income Fund                                   Loomis Sayles           0.350%     of the first $200 million
                                                                           0.300%     of amounts in excess of $200 million

Limited Term U.S. Government Fund                Back Bay Advisors         0.325%     of the first $200 million
                                                                          0.3125%     of the next $300 million
                                                                           0.300%     of amounts in excess of $500 million

Strategic Income Fund                              Loomis Sayles           0.350%     of the first $200 million
                                                                           0.300%     of amounts in excess of $200 million

Municipal Income Fund                            Back Bay Advisors         0.250%     of the first $100 million
                                                                          0.1875%     of amounts in excess of $100 million

         From January 2, 1996 to August 30, 1996, NEFM served as adviser and Back Bay Advisors served as subadviser to the Adjustable Rate, Bond Income, Government Securities, Limited Term U.S. Government and Municipal Income Funds purusant to separate advisory agreements and separate subadvisory agreements providing for management and subadvisory fees at the same rates as are currently in effect for these Funds.

         From July 1, 1996 to August 30, 1996, NEFM served as adviser and Loomis Sayles served as subadviser to the High Income Fund pursuant to advisory and subadvisory agreements providing for management and subadvisory fees at the same rates as are currently in effect for the Fund. From January 2, 1996 to June 30, 1996, NEFM served as adviser to the High Income Fund pursuant to an advisory agreement which provided for a management fee payable by the Fund to NEFM at the annual rate of 0.75% of the Fund's average daily net assets, and Back Bay Advisors served as subadviser to the High Income Fund pursuant to a subadvisory agreement which provided for a subadvisory fee payable by NEFM to Back Bay Advisors at the annual rate of 0.375% of the Fund's average daily net assets. Prior to January 2, 1996, Back Bay Advisors served as adviser to the High Income Fund pursuant to an advisory agreement providing for an advisory fee payable by the Fund to Back Bay Advisors at the annual rate of 0.75% of the Fund's average daily net assets. Back Bay Advisors' compensation under its advisory agreement with the High Income Fund was subject to reduction to the extent that, for any calendar month, the Fund's expenses, including the management fee, but exclusive of brokerage, taxes, interest, distribution fees and extraordinary items, exceed an annual rate of 1.50% of the Fund's average daily net assets.


         Prior to August 30, 1996, NEFM served as adviser and Loomis Sayles served as subadviser to the Strategic Income Fund pursuant to advisory and subadvisory agreements providing for management and subadvisory fees at the same rates as are currently in effect for the Fund.


         Prior to January 2, 1996, Back Bay Advisors served as adviser to the Bond Income, Government Securities, Limited Term U.S. Government and Municipal Income Funds pursuant to separate advisory agreements each of which provided for an advisory fee payable by such Fund to Back Bay Advisors at the same rate as the management fee currently payable by such Fund to NEFM.


         Prior to January 2, 1996, Back Bay Advisors served as adviser to the Adjustable Rate Fund, pursuant to an advisory agreement which provided for an advisory fee payable by the Fund to Back Bay Advisors at an annual rate of 0.40% of the first $200 million of the Fund's average daily net assets, 0.375% of the next $300 million of such assets and 0.35% of such assets in excess of $500 million.


         Prior to January 2, 1996, New England Funds, L.P. (the "Distributor"), an affiliate of Back Bay Advisors, provided the Adjustable Rate Fund with office space, facilities and equipment, services of executive and other personnel and certain administrative services, pursuant to an administrative services agreement. Under this agreement, the Adjustable Rate Fund paid the Distributor a fee at the annual rate of 0.15% of the first $200 million of the Fund's average daily net assets, 0.135% of the next $300 million of such assets and 0.12% of such assets in excess of $500 million. The Adjustable Rate Fund's current management fee rate represents the sum of the fee rates under the prior advisory and administrative services agreements.

         Until further notice to the Adjustable Rate Fund, NEFM and Back Bay Advisors have voluntarily agreed to reduce their fees and, if necessary, to bear certain expenses related to operating the Fund in order to limit the Fund's expenses to an annual rate of 0.70%, 1.45% and 0.45% of the average daily net assets of the Fund's Class A, Class B and Class Y shares, respectively. Such fee waiver and/or expense reimbursement, if any, will be borne equally by NEFM and Back Bay Advisors. Prior to January 2, 1996, similar voluntary limitations were in effect with respect to Back Bay Advisors, the Distributor and the Fund.

         Back Bay Advisors was paid $911,184 for investment management services it rendered to the Adjustable Rate Fund during the fiscal year ended December 31, 1995 and NEFM was paid $866,836 and $604,848 for the fiscal years ended December 31, 1996 and 1997, respectively, after reduction pursuant to the expense limitation arrangements. For the fiscal years ended December 31, 1996 and 1997, NEFM paid Back Bay Advisors $433,418 and $302,424, respectively, for subadvisory services it rendered to the Adjustable Rate Fund. Had the voluntary expense limitation not been in effect, Back Bay Advisors would have been paid $1,619,477 for investment management services it rendered to the Adjustable Rate Fund during the fiscal year ended December 31, 1995, and NEFM would have been paid $1,572,103 and $1,230,235 for services rendered during the fiscal years ended December 31, 1996 and 1997, respectively.

         For the fiscal year ended December 31, 1995, the Government Securities Fund paid advisory fees to Back Bay Advisors of $1,008,846. For the fiscal years ended December 31, 1996 and 1997, the Government Securities Fund paid management fees to NEFM of $933,063 and $784,478, respectively. For the fiscal years ended December 31, 1996 and 1997, NEFM paid subadvisory fees of $466,531 and $392,239, respectively, to Back Bay Advisors for the Fund.

         The Limited Term U.S. Government Fund paid Back Bay Advisors $2,560,201 in advisory fees for the fiscal year ended December 31, 1995. For the fiscal years ended December 31, 1996 and 1997, the Limited Term U.S. Government Fund paid NEFM $2,230,443 and $1,802,343, respectively, in advisory fees. For the fiscal years ended December 31, 1996 and 1997, NEFM paid subadvisory fees of $1,115,221 and $901,171, respectively, to Back Bay Advisors for the Fund.

         For the fiscal year ended December 31, 1995, the Bond Income Fund paid advisory fees to Back Bay Advisors of $872,560; and the Municipal Income Fund paid advisory fees to Back Bay Advisors of $890,150. For the fiscal years ended December 31, 1996 and 1997, the Bond Income Fund paid management fees to NEFM of $962,307 and $971,242, respectively, and the Municipal Income Fund paid management fees to NEFM of $862,741 and $832,144, respectively. For the fiscal years ended December 31, 1996 and 1997, NEFM paid subadvisory fees of $481,153 and $485,621, respectively, to Back Bay Advisors for the Bond Income Fund. For the fiscal years ended December 31, 1996 and 1997, NEFM paid subadvisory fees of $431,370 and $416,072, respectively, to Back Bay Advisors for the Municipal Income Fund.

         Prior to July 1, 1995, the advisory agreement for the Municipal Income Fund included a provision under which Loomis Sayles served as a subadviser and furnished regularly to Back Bay Advisors, without additional cost to the Fund, statistical and research information and advice relating to the Fund's investments. For its services, Loomis Sayles received a fee, paid by Back Bay Advisors not less often than quarterly, equal to 40% of the compensation paid by the Fund to Back Bay Advisors on the first $10 million of the Fund's average daily net assets, 30% of the compensation paid on the next $10 million of such assets and 20% of the compensation paid on such assets in excess of $20 million. For the period from January 1 to June 30, 1995, the compensation from Back Bay Advisors to Loomis Sayles under this agreement was $94,978.

         Until further notice to the Fund, NEFM has voluntarily agreed to reduce its management fee and, if necessary, to bear certain expenses related to operating the High Income Fund in order to limit the Fund's expenses to an annual rate of 1.40% of the average daily net assets attributable to its Class A shares, 2.15% of such assets attributable to its Class B shares and (since March 1, 1998, 2.15% of such assets attributable to its Class C shares. Prior to July 1, 1996, these expense limits were 1.60% for the Fund's Class A shares and 2.25% for the Fund's Class B shares. Prior to January 2, 1996, similar voluntary limitations were in effect with respect to Back Bay Advisors and the Fund. In addition, Loomis Sayles agreed to waive 50% of the subadvisory fee payable by NEFM to Loomis Sayles for the High Income Fund for the period from July 1, 1996 to June 30, 1997.

         Back Bay Advisors was paid $288,711 in advisory fees by the High Income Fund for the fiscal year ended December 31, 1995, and NEFM was paid $301,178 and $561,521, respectively, in management fees by the High Income Fund for the fiscal years ended December 31, 1996 and 1997, after reduction pursuant to the foregoing voluntary expense limitations. Had the voluntary expense limitations not been in effect, Back Bay Advisors would have been paid $342,554, in advisory fees by the High Income Fund for the fiscal year ended December 31, 1995, and NEFM would have been paid $383,464 and $561,521, respectively, in management fees by the High Income Fund for the fiscal years ended December 31, 1996 and 1997. For the period from January 2, 1996 to June 30, 1996, NEFM paid subadvisory fees of $75,941 to Back Bay Advisors for the Fund. For the period from July 1, 1996 to December 31, 1996 and the fiscal year ended December 31, 1997, NEFM paid subadvisory fees of $48,636 and $221,232, respectively, to Loomis Sayles for the High Income Fund, after reduction pursuant to the voluntary fee waiver by Loomis Sayles described above. Had this waiver not been in effect, NEFM would have paid subadvisory fees of $97,272 and $280,760 to Loomis Sayles for the Fund for the period from July 1, 1996 to December 31, 1996 and the fiscal year ended December 31, 1997, respectively.

         Loomis Sayles voluntarily agreed, until December 31, 1996, to waive its entire subadvisory fee for the Strategic Income Fund (which is paid by NEFM), and NEFM agreed to reduce its management fee (which is paid by the Fund) by an equal amount. In addition, under an expense deferral arrangement, which was in effect until December 31, 1996, NEFM agreed to defer its management fee (to the extent not waived as provided in the preceding sentence) for the Strategic Income Fund, to the extent necessary to limit the Fund's expenses to the annual rate of 1.40% for Class A shares, 2.15% for Class B shares and 2.15% for Class C shares, subject to the obligation of the Fund to pay NEFM such deferred fees in later periods to the extent that the Fund's expenses fall below the annual rate of 1.40% for Class A shares, 2.15% for Class B shares and 2.15% for Class C shares; provided, however, that, the Fund is not obligated to pay any such deferred fees more than two years after the end of the fiscal year in which such fee was deferred.

         For the period May 1, 1995 (commencement of operations) to December 31, 1995, the Strategic Income Fund paid no management fees to NEFM, and NEFM paid no subadvisory fees to Loomis Sayles for the Fund. Had the voluntary waiver and expense deferral arrangements described above not been in effect, the Fund would have paid NEFM $241,019 and $902,997 in management fees for the period ended December 31, 1995 and the fiscal year ended December 31, 1996, respectively, and NEFM would have paid $129,779 and $472,789 in subadvisory fees to Loomis Sayles for the period ended December 31, 1995 and the fiscal year ended December 31, 1996, respectively. NEFM paid Loomis Sayles $0 in subadvisory fees for the fiscal period ended December 31, 1996. In 1996, NEFM received $30,735 in management fees deferred from 1995 and $399,473 in 1996 management fees. In 1997, NEFM received $0 in management fees deferred from 1995, $0 in management fees deferred from 1996 and $1,855,972 in 1997 management fees; NEFM paid Loomis Sayles $974,943 in subadvisory fees for the fiscal period ended December 31, 1997.

         On March 27, 1998, the Trusts and certain of the Fund's subadvisers which are affiliated with NEFM submitted a request with the staff of the SEC (the "Staff") for a letter from the Staff which would permit certain Funds and NEFM to enter into certain amended Advisory Agreements and would also permit such Funds, NEFM and such affiliated subadvisors to enter into certain Sub-Advisory Agreements, in each case without obtaining a vote of the shareholders of the Fund (the "Request"). The amended Advisory and Subadvisory Agreements, taken together, would not result in any increase or decrease of fees payable by the Funds; however, the amended Advisory and Subadvisory Agreements would permit for the payment of each Fund's subadvisory fee directly to is subadviser, with the amount of the management fee payable by such Fund to NEFM reduced by the amount of such payment to the subadviser by that Fund. If the Staff acts favorably on the Request, then NEFM and each affected Fund will enter into an amended separate Advisory Agreement, and NEFM, each affected Fund and each subadviser will also enter into a separate amended Subadvisory Agreement, pursuant to any terms and conditions as may be prescribed by the staff.


BROKERAGE COMMISSIONS

         In 1995, 1996 and 1997, the Funds paid no commissions on brokerage transactions.

         For more information about the Funds' portfolio transactions, see "Portfolio Transactions and Brokerage" in Part II of this Statement.



SALES CHARGES AND 12B-1 FEES

         As explained in Part II of this Statement, the Class A, Class B and, in the case of the Limited Term U.S. Government, Bond Income, High Income and Strategic Income Funds, Class C shares of each Fund pay a fee pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Class A, Class B and Class C shares of each Fund during the fiscal year ended Decembers 31, 1995, 1996 and 1997:


                    Fund                              1995          1996          1997
-----------------------------------------             ----          ----          ----

Government Securities Fund                            $366,630      $327,097      $272,781  (Class A)
                                                       $37,075       $53,314       $52,308  (Class B)

Limited Term U.S. Government Fund                   $1,332,412    $1,105,672      $851,990  (Class A)
                                                      $147,768      $182,790      $170,466  (Class B)
                                                       $15,410       $93,928      $146,913  (Class C)*

Adjustable Rate Fund                                $1,040,897      $724,984      $556,721  (Class A)
                                                       $21,684       $25,756       $28,482  (Class B)

Bond Income Fund                                      $453,844      $480,362      $467,790  (Class A)
                                                      $158,962      $273,249      $329,490  (Class B)
                                                        $2,428       $16,367       $30,386  (Class C)*

High Income Fund**                                    $130,876      $118,046      $127,503  (Class A)
                                                       $82,798      $134,657      $292,153  (Class B)

Municipal Income Fund                                 $483,317      $460,994      $439,054  (Class A)
                                                      $107,048      $123,404      $129,507  (Class B)

Strategic Income Fund***                               $39,090      $143,965      $305,860  (Class A)
                                                      $155,887      $598,801    $1,241,850  (Class B)
                                                       $58,847      $184,185      $451,186  (Class C)

  * Class C shares were first offered on January 3, 1995.
 ** The High Income Fund first offered Class C shares on March 2, 1998. *** The Strategic Income Fund commenced operations on May 1, 1995.


         During the fiscal year ended December 31, 1997, the Distributor's expenses relating to each Fund's 12b-1 plans were as follows:

GOVERNMENT SECURITIES FUND

(Class A shares)
Compensation to Investment Dealers                                      $272,406
Compensation to Distributor's Sales Personnel and Other Related Costs   $130,340
                                                     TOTAL              $402,746

(Class B shares)
Compensation to Investment Dealers                                       $49,368
Compensation to Distributor's Sales Personnel and Other Related Costs   $120,761
                                                     TOTAL              $170,129

LIMITED TERM U.S. GOVERNMENT FUND

(Class A shares)
Compensation to Investment Dealers                                      $607,541
Compensation to Distributor's Sales Personnel and Other Related Costs   $114,364
Other Distribution Costs                                                $177,583
                                                     TOTAL              $899,488


(Class B shares)
Compensation to Investment Dealers                                      $111,166
Compensation to Distributor's Sales Personnel and Other Related Costs    $86,765
                                                     TOTAL              $197,931

(Class C shares)
Compensation to Investment Dealers                                      $146,913
Compensation to Distributor's Sales Personnel and Other Related Costs   $113,100
                                                     TOTAL              $260,013

ADJUSTABLE RATE FUND

(Class A shares)
Compensation to Investment Dealers                                      $556,048
Compensation to Distributor's Sales Personnel and Other Related Costs   $203,427
                                                     TOTAL              $759,475

(Class B shares)
Compensation to Investment Dealers                                       $27,036
Compensation to Distributor's Sales Personnel and Other Related Costs   $121,123
                                                     TOTAL              $148,159

STRATEGIC INCOME FUND

(Class A shares)
Compensation to Investment Dealers                                      $306,141
Compensation to Distributor's Sales Personnel and Other Related Costs   $144,369
                                                     TOTAL              $450,510

(Class B shares)
Compensation to Investment Dealers                                    $2,551,646
Compensation to Distributor's Sales Personnel and Other Related Costs   $165,830
                                                     TOTAL            $2,717,476
(Class C shares)
Compensation to Investment Dealers
Compensation to Distributor's Sales Personnel and Other Related Costs   $451,185
                                                     TOTAL              $134,692
                                                                        $585,877
BOND INCOME FUND

(Class A shares)
Compensation to Investment Dealers                                      $467,660
Compensation to Distributor's Sales Personnel and Other Related Costs   $112,343
                                                     TOTAL              $580,003

(Class B shares)
Compensation to Investment Dealers                                      $452,503
Compensation to Distributor's Sales Personnel and Other Related Costs    $93,746
                                                     TOTAL              $546,249

(Class C shares)
Compensation to Investment Dealers                                       $30,388
Compensation to Distributor's Sales Personnel and Other Related Costs    $84,969
                                                     TOTAL              $115,357

HIGH INCOME FUND

(Class A shares)
Compensation to Investment Dealers                                      $127,658
Compensation to Distributor's Sales Personnel and Other Related Costs   $153,166
                                                     TOTAL              $280,824

(Class B shares)
Compensation to Investment Dealers                                      $937,206
Compensation to Distributor's Sales Personnel and Other Related Costs   $156,291
                                                     TOTAL            $1,093,497

MUNICIPAL INCOME FUND

(Class A shares)
Compensation to Investment Dealers                                      $439,324
Compensation to Distributor's Sales Personnel and Other Related Costs   $137,291
                                                     TOTAL              $576,615

(Class B shares)
Compensation to Investment Dealers                                      $120,156
Compensation to Distributor's Sales Personnel and Other Related Costs   $125,257
                                                     TOTAL              $245,413


         Of the amounts listed above as compensation to investment dealers, the following amounts were paid by the Distributor to New England Securities Corporation ("New England Securities"), a broker-dealer affiliate of the
Distributor: $223,395 relating to the Class A shares and $28,239 relating to the Class B shares of the Government Securities Fund; $147,298 relating to the Class A shares and $24,664 relating to the Class B shares of the Adjustable Rate Fund; $337,817 relating to the Class A shares, $319,666 relating to the Class B shares and $10,413 relating to the Class C shares of the Bond Income Fund; $68,362 relating to the Class A shares and $267,875 relating to the Class B shares of the High Income Fund; $347,161 relating to the Class A shares and $40,790 relating to the Class B shares of the Municipal Income Fund; $389,808 relating to the Class A shares, $78,751 relating to Class B shares and $10,422 relating to the Class C shares of the Limited Term U.S. Government Fund; and $176,346 to the Class A shares, $1,202,955 relating to the Class B shares and $43,790 relating to the Class C shares of the Strategic Income Fund. New England Securities paid substantially all of the fees it received from the Distributor
(a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.


--------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------


         As of April 1, 1998, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the indicated classes of the following Funds:

GOVERNMENT SECURITIES FUND
Class Y shares                             New England Mutual Life Insurance Co.                             100%
                                           Separate Investment Accounting
                                           Attn:  Victor Soohoo
                                           501 Boylston Street - 6th Floor
                                           Boston, MA  02116-3706

LIMITED TERM U.S. GOVERNMENT FUND
Class C shares                             US Clearing Corp.                                                 5.60%
                                           FBO 102-65259-13
                                           26 Broadway
                                           New York, NY  10004-1798

Class Y shares                             NEIC Master Retirement Trust                                     61.86%
                                           c/o Defined Contribution Svcs - T
                                           P.O. Box 755
                                           Boston, MA  02117-1755

                                           New England Mutual Life Insurance Co.                            31.87%
                                           Separate Investment Accounting
                                           Attn:  Victor Soohoo
                                           501 Boylston Street - 6th Floor
                                           Boston, MA  02116-3706

ADJUSTABLE RATE U.S. GOVERNMENT FUND
Class A shares                             San Bernardino County                                            35.86%
                                           Treasurer
                                           172 W 3rd Street 1st Floor
                                           San Bernardino County, CA 92415-1001

                                           National Auto Dealers Association                                 5.71%
                                           8400 Westpark Drive
                                           McClean, VA  22102-3522

Class B shares                             Smith Barney Inc.                                                 5.50%
                                           00167338643
                                           388 Greenwich Street
                                           New York, NY  10013-2339

STRATEGIC INCOME
Class B shares                             MLPF&S for the Sole Benefit of It's Customers                     6.92%
                                           Attn:  Fund Admnistrator
                                           4800 Deer Lake Drive East - 3rd Floor
                                           Jacksonville, FL 32246-6484

Class C shares                             Southtrust Bank of Georgia NA                                     6.49%
                                           Attn:  Trust Dept FAO
                                           Atlanta Regional Commission
                                           Retirement Plan
                                           79 W Paces Ferry Road
                                           Atlanta, GA  30305-1350

BOND INCOME FUND
Class C shares                             Southtrust Bank of Georgia NA                                    31.05%
                                           Attn:  Trust Dept FAO
                                           Atlanta Regional Commission
                                           Retirement Plan
                                           79 W Paces Ferry Road
                                           Atlanta, GA  30305-1350

                                           Resources Trust Co. TR IRA                                        6.38%
                                           U/A 10/17/94
                                           BBO Barabara J. Scioscia
                                           I-152-24-3322
                                           P.O. Box 5900
                                           Denver, CO  80217-5900

                                           CNA Trust Corp.                                                   5.97%
                                           FBO Dimension One Spas Inc.
                                           PSP DTD 1/13/97
                                           A/C #1050504559/68/77/76
                                           P.O. Box 5024
                                           Costa Mesa, CA  92628-5024

Class Y shares                             NEIC Master Retirement Trust                                     44.60%
                                           c/o Defined Contribution Svcs - T
                                           P.O. Box 755
                                           Boston, MA  02117-1755

                                           Metropolitan Life Insurance Co.                                  26.83%
                                           c/o GADC - Gerald Hart - Agency
                                           Operations NELICO
                                           501 Boylston Street - 10th Floor
                                           Boston, MA  02116-3706

                                           Chase Manhattan Bank Directed Trustee                            11.38%
                                           Metlife Defined Contribution GR
                                           770 Broadway - 10th Floor
                                           Boston, MA  02116-3706

                                           Parbanc Co.                                                      11.21%
                                           514 Market Street
                                           Parkersburgh, WV  26101-5144

                                           New England Life Insurance Co.                                   5.99%$
                                           Debbie Milliner
                                           c/o Financial Admin. - 6th Floor
                                           501 Boylston Street
                                           Boston, MA  02116-3706

HIGH INCOME FUND
Class A shares                             Deferred Compensation Plan for General Agents of the New          7.20%
                                           England
                                           The New England Investment ACC
                                           Attn: Roel Kromhout
                                           501 Boylston Street - 6th Floor
                                           Boston, MA  02116-3706

Class B shares                             MLPF&S for the Sole Benefit of It's Customers                     6.36%
                                           Attn:  Fund Admnistrator
                                           4800 Deer Lake Drive East - 3rd Floor
                                           Jacksonville, FL 32246-6484

Class C shares                             PaineWebber for the Benefit of Southeast Anesthesia              19.76%
                                           Association PA
                                           Money Purchase Plan DTD 1/1/81
                                           P.O. Box 37415
                                           Charlotte, NC  28237-7415

                                           JC Bradford & Co. Cust FBO                                       12.86%
                                           Carol K. Bryant
                                           330 Commerce Street
                                           Nashville, TN  37201-1899

                                           JC Bradford & Co. Cust FBO                                        9.81%
                                           Martin P. Thorensen
                                           330 Commerce Street
                                           Nashville, TN  37201-1899

MUNICIPAL INCOME FUND
Class B shares                             Smith Barney Inc.                                                 5.20%
                                           00156116485
                                           388 Greenwhich Street
                                           New York, NY  10013-2339



-------------------------------------------------------------------------------
                       INVESTMENT PERFORMANCE OF THE FUNDS
-------------------------------------------------------------------------------

                      PERFORMANCE RESULTS - PERCENT CHANGE
                         For the Periods Ended 12/31/97*

GOVERNMENT SECURITIES FUND

                                                            Aggregate                             Average Annual
                                                          Total Return                             Total Return
                                               ------------------------------------     -----------------------------------
Class A shares:  As a % of                      1 Year      5 Years     10 Years             5 Years          10 Years
--------------------------                      ------      -------     --------             -------          --------
Net Asset Value                                  10.31       37.46       113.45               6.57              7.88
Maximum Offering Price                           5.36        31.30       103.85               5.60              7.38


                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                     Since                          Since
Class B shares:  As a % of                         1 Year          9/23/93**                      9/23/93**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                     9.49             20.92                           4.55
Redemption at End of Period                         4.49             19.04                           4.17

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                     Since                         Since
Class Y shares:  As a % of                         1 Year          3/31/94**                      3/31/94**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                     10.50             31.67                          7.59

LIMITED TERM U.S. GOVERNMENT FUND
                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------

                                                                          Since                              Since
Class A shares:  As a % of                      1 Year      5 Years     1/3/89**            5 Years        1/3/89**
--------------------------                      ------      -------     --------             -------       --------
Net Asset Value                                  7.25        29.07        89.41               5.24           7.36
Maximum Offering Price                           4.01        25.18        83.72               4.59           7.00


                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                     Since                          Since
Class B shares:  As a % of                         1 Year          9/27/93**                      9/27/93**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                     6.48             17.61                           3.87
Redemption at End of Period                         1.48             15.78                           3.49

                                                            Aggregate                             Annualized
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------

                                                                     Since                          Since
Class C shares:  As a % of                         1 Year          12/30/94**                     12/30/94**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                     6.57             20.61                           6.44
Redemption at End of Period                         5.57             20.61                           6.44


                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                    Since                          Since
Class Y shares:  As a % of                         1 Year          3/31/94**                      3/31/94**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                     7.52              24.86                          6.08

ADJUSTABLE RATE FUND***
                                                            Aggregate                           Average Annual
                                                           Total Return                          Total Return
                                               -------------------------------------     ------------------------------
                                                                          Since                            Since
Class A shares:  As a % of                      1 Year     5 Years     10/18/91**          5 Years       10/18/91**
--------------------------                      ------      -------     --------             -------      --------
Net Asset Value                                  6.21       27.97         35.92             5.06            5.07
Maximum Offering Price                           5.21       26.61         34.48             4.83            4.89

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                     Since                          Since
Class B shares:  As a % of                         1 Year          9/13/93**                      9/13/93**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                     5.42             19.23                           4.17
Redemption at End of Period                         0.42             17.26                           3.77

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                    Since                          Since
Class Y shares:  As a % of                         1 Year          3/31/94**                      3/31/94**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                      n/a               n/a                           n/a

STRATEGIC INCOME FUND****

                                                            Aggregate                             Annualized
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                      Since                         Since
Class A shares:  As a % of                         1 Year            5/1/95**                      5/1/95**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                     9.33              38.04                         12.84
Maximum Offering Price                              4.40              31.83                         10.90

                                                            Aggregate                             Annualized
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                      Since                         Since
Class B shares:  As a % of                         1 Year            5/1/95**                      5/1/95**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                     8.51              35.35                         12.01
Redemption at End of Period                         3.51              32.35                         11.07

                                                            Aggregate                             Annualized
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                      Since                         Since
Class C shares:  As a % of                         1 Year            5/1/95**                      5/1/95**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                     8.52              35.16                         11.95
Redemption at End of Period                         7.52              35.15                         11.95

BOND INCOME FUND
                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------

Class A shares:  As a % of                      1 Year      5 Years     10 Years            5 Years        10 Years
--------------------------                      ------      -------     --------             -------       --------
Net Asset Value                                  11.04       50.50       146.61               8.52           9.45
Maximum Offering Price                           6.02        43.74       135.51               7.53           8.94


                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                     Since                          Since
Class B shares:  As a % of                         1 Year          9/13/93**                      9/13/93**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                    10.31             29.34                           6.17
Redemption at End of Period                         5.31             27.45                           5.80

                                                            Aggregate                             Annualized
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------

                                                                     Since                          Since
Class C shares:  As a % of                         1 Year          12/30/94**                     12/30/94**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                    10.21             35.24                          10.59
Redemption at End of Peiod                          9.21             35.24                          10.59


                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                    Since                          Since
Class Y shares:  As a % of                         1 Year          3/31/94**                      3/31/94**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                     11.39             40.95                         12.12


HIGH INCOME FUND*****
                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
Class A shares:  As a % of                      1 Year      5 Years     10 Years            5 Years        10 Years
--------------------------                      ------      -------     --------             -------       --------
Net Asset Value                                  15.35       66.92       142.52              10.79           9.26
Maximum Offering Price                           10.20       59.30       131.60               9.76           8.76


                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                     Since                          Since
Class B shares:  As a % of                         1 Year          9/20/93**                      9/20/93**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                    14.39             45.37                           9.13
Redemption at End of Period                         9.39             43.37                           8.78

MUNICIPAL INCOME FUND

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
Class A shares:  As a % of                      1 Year      5 Years     10 Years            5 Years        10 Years
--------------------------                      ------      -------     --------             -------       --------
Net Asset Value                                  8.57        37.91       116.38               6.64           8.02
Maximum Offering Price                           3.74        31.62       106.65               5.65           7.53


                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                     Since                          Since
Class B shares:  As a % of                         1 Year          9/13/93**                      9/13/93**
--------------------------                         ------          ---------                      ---------
Net Asset Value                                     7.76             20.06                           4.34
Redemption at End of Period                         2.76             18.13                           3.95


* Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Funds is $2,500, however.


**    Commencement of Fund operations or offering of indicated class of shares.

*** Assuming deduction of current maximum sales load, the Adjustable Rate Fund's Class A shares' average one-year, five-year and since-inception aggregate total returns would have been 4.93%, 25.32% and 32.04%, respectively, and their average annual five-year and since-inception total returns would have been 4.62% and 4.58%, respectively, had a voluntary expense limitation not been in effect. Based on net asset values, the Fund's Class A shares' one-year, five-year and since-inception aggregate total returns would have been 5.93%, 26.68% and 33.48%, respectively, and their five-year and since-inception average annual total returns would have been 4.84% and 4.77%, respectively, without the voluntary limitation. Assuming redemption at the end of the period, the Fund's Class B shares' one-year and since-inception aggregate total returns would have been 0.14% and 15.96%, respectively, had a voluntary expense limitation not been in effect, and their average annual total return for the since-inception period would have been 3.50%. Based on net asset values, the Fund's Class B shares' aggregate total returns for the one-year and since-inception periods would have been 5.14% and 17.93%, respectively, and their average annual total returns for the since-inception period would have been 3.91%, without the voluntary limitation.

**** Assuming deduction of the current maximum sales load, the Strategic Income Fund's Class A, Class B and Class C shares' aggregate total returns for the since-inception period would have been 30.83%, 31.36% and 34.17%, respectively, had a voluntary expense deferral arrangement not been in effect, and their annualized total returns for the since-inception period would have been 10.59%, 10.76% and 11.64%, respectively.

***** Assuming deduction of current maximum sales load, the High Income Fund's
      Class A shares' one-year, five-year and ten-year aggregate total returns would have been 10.20%, 59.30% and 123.16%, respectively, had a voluntary expense limitation for certain periods not been in effect, and their five-year and ten-year average annual total returns would have been 9.60% and 8.41%, respectively. Based on net asset values, the High Income Fund's Class A shares' one-year, five-year and ten-year aggregate total returns would have been 15.23%, 65.75% and 135.05%, respectively, without the voluntary limitation, and their five-year and ten-year average annual total returns would have been 10.63% and 8.92%, respectively. Assuming redemption at the end of the period, the Fund's Class B shares' aggregate total returns for the one-year and since-inception periods would have been 9.39% and 42.58%, respectively, had a voluntary expense limitation not been in effect, and their average annual total return for the since-inception period would have been 8.64%. Based on net asset values, the Fund's Class B shares' aggregate total returns for the one-year and since-inception periods would have been 14.39% and 44.58%, respectively, without the voluntary limitation, and their average annual total return for the since-inception period would have been 8.99%.

                           YIELD FOR THE 30-DAY PERIOD
                                 ENDED 12/31/97*

                     Fund                                     Class A       Class B       Class C      Class Y
--------------------------------------------                  -------       -------       -------      -------
Government Securities Fund.............................         6.03         5.56                       6.58
Limited Term U.S. Government Fund......................         5.28         4.79          4.78         5.76
Adjustable Rate U.S. Government Fund...................         5.97         5.28
Strategic Income Fund..................................         7.64         7.23          7.14
Bond Income Fund.......................................         6.21         5.72          5.65         6.71
High Income Fund.......................................         6.87         6.43
Municipal Income Fund..................................         4.90         4.38


* Yields for the Class A shares of the Funds are based on the public offering price of a Class A share of the
  Funds and yields for the Class B, Class C and Class Y shares are based on the net asset value of a share of the Funds.

         Distribution Rate. The Government Securities, Limited Term U.S. Government, Adjustable Rate, Bond Income and High Income Funds may include in their written sales material distribution rates based on the Funds' distributions from net investment income and short-term capital gains for a recent 30 day, three month or one year period.

         Distributions of less than one year are annualized by multiplying by the factor necessary to produce twelve months of distributions. The distribution rates are determined by dividing the amount of the particular Fund's distributions per share over the relevant period by either the maximum offering price or the net asset value of a share of the Fund on the last day of the period.

                               DISTRIBUTION RATES
                           FOR PERIODS ENDING 12/31/97


                            As a % of       1 month
                                            -------
  GOVERNMENT SECURITIES FUND
  (Class A shares)
  Net Asset Value..........................   4.67
  Maximum Offering Price...................   4.46

  (Class B shares)
  Net Asset Value..........................   3.92

  (Class Y shares)
  Net Asset Value..........................   4.93

  LIMITED TERM U.S. GOVERNMENT FUND
  (Class A shares)
  Net Asset Value..........................   6.19
  Maximum Offering Price...................   6.00

  (Class B shares)
  Net Asset Value..........................   5.55

  (Class C shares)
  Net Asset Value..........................   5.54

  (Class Y shares)
  Net Asset Value..........................   6.52

  ADJUSTABLE RATE FUND
  (Class A shares)
  Net Asset Value..........................   6.19
  Maximum Offering Price...................   6.13

  (Class B shares)
  Net Asset Value..........................   5.39

  (Class Y shares)
  Net Asset Value..........................   none

  STRATEGIC INCOME FUND
  (Class A shares)
  Net Asset Value..........................   7.51
  Maximum Offering Price...................   7.17

  (Class B shares)
  Net Asset Value..........................   6.74

  (Class C shares)
  Net Asset Value..........................   6.75

  (Class Y shares)
  Net Asset Value..........................   none

  BOND INCOME FUND
  (Class A shares)
  Net Asset Value..........................   6.49
  Maximum Offering Price...................   6.20

  (Class B shares)
  Net Asset Value..........................   5.74

  (Class C shares)
  Net Asset Value..........................   5.74

  (Class Y shares)
  Net Asset Value..........................   6.73

  HIGH INCOME FUND
  (Class A shares)
  Net Asset Value..........................   8.76
  Maximum Offering Price...................   8.37

  (Class B shares)
  Net Asset Value..........................   8.01

  MUNICIPAL INCOME FUND
  (Class A shares)
  Net Asset Value..........................   4.95
  Maximum Offering Price...................   4.73

  (Class B shares)
  Net Asset Value..........................   4.21


         The foregoing data represent past performance only, and are not a representation as to the future results of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

[graphic omitted]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
-------------------------------------------------------------------------------


NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND
NEW ENGLAND TAX FREE INCOME FUND OF NEW YORK


STATEMENT OF ADDITIONAL INFORMATION -- PART I


MAY 1, 1998

         This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the prospectus of New England Massachusetts Tax Free Income Fund (the "Massachusetts Fund") and New England Tax Free Income Fund of New York (the "New York Fund") (collectively, the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 1, 1998 (the "Prospectus"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from New England Funds, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116.

         Part I of this Statement contains specific information about the Funds.
Part II includes information about the Funds and other New England Funds.

         The Funds are series of New England Funds Trust II (the "Trust"), a registered open-end management investment company that offers a total of seven series.

                          TABLE OF CONTENTS


                                                                        Page
                                                                        ----
                                  PART I


Investment Restrictions                                                  ii
Fund Charges and Expenses                                                 v
Ownership of Fund Shares                                                 vii
Investment Performance of the Funds                                      vix


                                  PART II


Miscellaneous Investment Practices                                        2
Management of the Trusts                                                 15
Portfolio Transactions and Brokerage                                     25
Description of the Trusts and Ownership of Shares                        32
How to Buy Shares                                                        35
Net Asset Value and Public Offering Price                                35
Shareholder Services                                                     36
Redemptions                                                              41
Standard Performance Measures                                            43
Income Dividends, Capital Gain Distributions and Tax Status              47
Financial Statements                                                     49
Appendix A - Description of Bond Ratings                                 50
Appendix B - Publications That May Contain Fund Information              52
Appendix C - Advertising and Promotional Literature                      54
Appendix D - Portfolio Composition of the Municipal Income,
             Income and California Funds                                 59

-------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

-------------------------------------------------------------------------------


         The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. The other restrictions set forth below are not fundamental policies and may be changed by the Trust's Board of Trustees. Except in the case of restriction (11) for the Massachusetts Fund and restriction (12) for the New York Fund below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. The Investment Company Act of 1940 (the "1940 Act") provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Massachusetts Fund may not:

*(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. (Such borrowings will be repaid before any additional investments are made);

*(2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above;

*(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

*(4) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

*(5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

*(6) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate;

*(7) Purchase or sell commodities or commodity contracts, or write or purchase options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indexes and (b) write, purchase or sell put or call options on securities, on securities indexes or on futures contracts of the type referred to in clause (a) of this restriction;

*(8) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements;

*(9) Invest in securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Trust or officers and directors of Back Bay Advisors, L.P. ("Back Bay Advisors"), the Fund's subadviser, who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%;

*(10) Invest in the securities of any issuer if, immediately after such investment, more than 5% of the value of the total assets of the Fund taken at current value would be invested in the securities of such issuer; provided that this limitation does not apply either to obligations issued or guaranteed as to interest and principal by the U.
        S. Government or its agencies or instrumentalities or to Massachusetts Tax Exempt Bonds (as defined in the Prospectus);

*(11) Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund's net assets;

*(12) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities or Massachusetts Tax Exempt Securities, except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of the Fund's total assets would be invested in any one industry. Governmental issuers of Massachusetts Tax Exempt Bonds are not considered part of any "industry." However, Massachusetts Tax Exempt Bonds backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and this 25% limitation would apply to such obligations. Thus, no more than 25% of the Fund's assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry and in taxable obligations of issuers in the same industry;


(13)    Acquire more than 10% of the voting securities of any issuer; or

(14) Issue any class of securities which is senior to the Fund's shares of beneficial interest except to the extent that borrowings permitted by investment restriction (1) are deemed to involve the issuance of such securities.


The New York Fund may not:

(1) With respect to 50% of its total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities or State Tax Exempt Securities (as defined in the Prospectus), except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of the Fund's total assets would be invested in any one industry. Governmental issuers of New York Tax Exempt Securities are not considered part of any "industry." However, State Tax Exempt Securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and this 25% limitation would apply to such obligations. Thus, no more than 25% of the Fund's assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry and in taxable obligations of issuers in the same industry;

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost) (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the Securities and Exchange Commission (the "SEC"), participate on a joint or joint and several basis in any trading account in securities (the "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indices or financial futures contracts and (b) enter into currency forward contracts;

(12) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).

*(13) Issue senior securities (for the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom).

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are subject to restriction (11) above for the Massachusetts Fund and restriction (12) for the New York Fund.

-------------------------------------------------------------------------------

                            FUND CHARGES AND EXPENSES

-------------------------------------------------------------------------------

MANAGEMENT FEES


         Pursuant to separate advisory agreements, each dated August 30, 1996, New England Funds Management, L.P. ("NEFM") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Funds and to provide a range of administrative services to the Funds. For the services described in the advisory agreements, each Fund has agreed to pay NEFM a management fee at the annual rate set forth in the followingtable:

                     Management fee paid by the Fund
                     (as a percentage of average daily
Fund                       net assets of the Fund)

Massachusetts Fund   0.60% of the first $100 million
                     0.50% of amounts in excess of $100 million

New York Fund        0.525% of the first $200 million
                     0.50% of the next $300 million
                     0.475% of amounts in excess of $500 million

         The advisory agreements provide that NEFM may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, eachdated August 30, 1996, NEFM has delegated responsibility for managing the investment and reinvestment of the Funds' assets to Back Bay Advisors, L.P. ("Back Bay Advisors"), as subadviser. The Funds pay no direct fees to Back Bay Advisors. For providing such subadvisory services to the Funds, NEFM pays Back Bay Advisors a subadvisory fee at the annual rate set forth in the following table:

Fund                 Subadvisory Fees
Massachusetts Fund   0.30% of the first $100 million
                     0.25% of amounts in excess of $100 million

New York Fund        0.2625% of the first $200 million
                     0.25% of the next $300 million
                     0.2375% of amounts in excess of $500 million

         From January 2, 1996 to August 30, 1996, NEFM served as adviser and Back Bay Advisors served as subadviser to each Fund pursuant to separate advisory and subadvisory agreements providing for the same management and subadvisory fees as are currently in effect for each Fund. Prior to January 2, 1996, Back Bay Advisors served as adviser to each Fund pursuant to separate advisory agreements, each of which provided for an advisory fee payable to Back Bay Advisors. In the case of the Massachusetts Fund, the advisory fee payable to Back Bay Advisors was at the same rate as the management fee currently payable by the Fund to NEFM; and, for the New York Fund, the advisory fee payable to Back Bay Advisors was at an annual rate of 0.2625% of the first $200 million of the Fund's average daily net assets, 0.25% of the next $300 million of such assets and 0.2375% of such assets in excess of $500 million. Back Bay Advisors' compensation under such advisory agreements was subject to reduction to the extent that in any year a Fund's expenses, including Back Bay Advisors' fee, but exclusive of brokerage commissions, taxes, interest, distribution expenses and extraordinary items, exceeded any expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund were qualified for offer and sale (or, in the case of the Massachusetts Fund, the lesser of such limitation or 1.50% of the Fund's average daily net assets). See "Management of the Trusts" in Part II of this Statement.

         NEFM and Back Bay Advisors has voluntarily agreed for an indefinite period to reduce its management fee and, if necessary, to bear certain expenses associated with operating the Funds in order to limit the Massachusetts Fund's expenses to an annual rate of 1.00% of the Fund's average daily net assets attributable to its Class A shares and 1.65% of such assets attributable to its Class B shares, and in order to limit the New York Fund's expenses to an annual rate of 0.85% of the Fund's average daily net assets attributable to its Class A shares and 1.60% of such assets attributable to its Class B shares. Prior to September 1, 1996, these limits were 0.85% and 1.50% for Class A shares and Class B shares, respectively, for the Massachusetts Fund, and 0.70% and 1.45% for Class A and B shares, respectively, for the New York Fund. Prior to January 2, 1996, similar voluntary limitations were in effect with respect to Back Bay Advisors and the Funds, in addition to the contractual expense limitations described above.

         For the fiscal year ended December 31, 1995, the Massachusetts Fund paid advisory fees to Back Bay Advisors of $235,210, and for the fiscal years ended December 31, 1996 and 1997, paid management fees of $251,461 and $345,223, respectively, to NEFM (in each case after reductions pursuant to voluntary expense limitations in effect). Had the voluntary expense limitations described above not been in effect, the Massachusetts Fund's advisory or management fees for the fiscal years ended December 1995, 1996 and 1997 would have been $697,878, $705,303 and $691,920, respectively. For the fiscal years ended December 31, 1996 and 1997, NEFM paid subadvisory fees to Back Bay Advisors of $125,730 and $172,512, respectively, (after the voluntary limitation). Had the voluntary limitations not been in effect, Back Bay Advisors' subadvisory fees would have been $352,651 and 345,960, respectively.

         As a result of voluntary expense limitations in effect, the New York Fund paid Back Bay Advisors and NEFM no advisory or management fees for the fiscal years ended December 31, 1995, 1996 and 1997. Had the voluntary limitations for the New York Fund not been in effect, Back Bay Advisors would have been paid $70,795 in advisory fees by the Fund for the fiscal year ended December 31, 1995, and NEFM would have been paid $100,284 and $116,330, respectively, in management fees for the fiscal years ended December 31, 1996 and 1997. For the fiscal years ended December 31, 1996 and 1997, NEFM paid Back Bay Advisors no subadvisory fees for the New York Fund as a result of the voluntary expense limitations. Had the voluntary limitations not been in effect, Back Bay Advisors' subadvisory fees for the New York Fund would have been $50,142 and $58,165, respectively, for the fiscal years ended December 31, 1996 and 1997.

         Prior to January 2, 1996, under administrative services agreements between each of the Funds and New England Funds, L.P. (the "Distributor"), the Funds' distributor, the Distributor provided the Funds with office space, facilities and equipment, services of executive and other personnel and certain administrative services. Under these agreements, each Fund paid the Distributor a fee at the annual rate of 0.125% of the Fund's average daily net assets. Each Fund's current management fee rate represents the sum of the fee rates payable under the prior advisory and administrative services agreements.

         On March 27, 1998, the Funds and Back Bay Advisors which is affiliated with NEFM submitted a request to the staff of the SEC (the "Staff") for a letter from the Staff which would permit each Fund and NEFM to enter into certain amended Advisory Agreements and would also permit each Fund, NEFM and Back Bay Advisors to enter into certain amended Sub-Advisory Agreements without obtaining a vote of the shareholders of the Funds (the "Request"). The amended Advisory and Subadvisory Agreements, taken together, will not result in any increase or decrease of fees payable by the Funds; however, the amended Advisory and Subadvisory Agreements would permit for the payment of each Fund's subadvisory fee directly by the Fund to Back Bay Advisors and the amount of the management fee payable by such Fund to NEFM would be reduced by the amount of such payment to Back bay Advisors by the Fund. If the Staff acts favorably on the Request, then NEFM and the Funds will each enter into a separate amended Advisory Agreement and NEFM, the Funds and Back Bay Advisors will also enter into new separate Subadvisory Agreements pursuant to any terms and conditions as may be prescribed by the Staff.

BROKERAGE COMMISSIONS


         For the fiscal years ended December 31, 1995, 1996 and 1997, the Massachusetts Fund paid brokerage commissions of $0, $48,887 and $0, respectively, and the New York Fund paid $0, $5,990 and $5,150, respectively, on portfolio transactions.


         For more information about Fund portfolio transactions, see "Portfolio Transactions and Brokerage" in Part II of this Statement.

SALES CHARGES AND 12B-1 FEES


         As explained in Part II of this Statement, each Fund pays the Distributor fees under separate plans adopted pursuant to Rule 12b-1 under the 1940 Act relating to its Class A and Class B shares. For the fiscal years ended December 31, 1995, 1996 and 1997, these fees amounted to $399,216, $399,198 and
$390,024, respectively, for the Massachusetts Fund's Class A shares $55,139, $70,055 and $69,485, respectively, for the Massachusetts Fund's Class B shares. For the fiscal years ended December 31, 1995, 1996 and 1997, these fees amounted to $40,660, $42,803 and $49,187, respectively, for the New York Fund's Class A shares, and $14,352, $20,550 and $24,839, respectively, for the New York Fund's Class B shares.

         During the fiscal year ended December 31, 1997, on sales of the Massachusetts Fund's and the New York Fund's Class A shares the Distributor paid $279,416 and $49,200, respectively, as compensation to investment dealers, $101,998 and $99,137, respectively, as compensation to its sales personnel and other related costs and $129,997 and $ 0, respectively, as other distribution costs. During the fiscal year ended December 31, 1997, on sales of the Massachusetts Fund's and the New York Fund's Class B shares, the Distributor paid $69,096 and $31,067, respectively, as compensation to investment dealers and $94,795 and $95,644, respectively, as compensation to sales personnel. Of the amount paid to investment dealers, $43,365 and $35,367 was paid to New England Securities Corporation ("New England Securities"), a broker-dealer affiliate of the Distributor, for the Massachusetts Fund's Class A shares and Class B shares, respectively, and $25,064 and $12,586 was paid to New England Securities for the New York Fund's Class A and Class B shares, respectively. New England Securities paid substantially all of the fees it received from the Distributor (a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.


-------------------------------------------------------------------------------

                            OWNERSHIP OF FUND SHARES

-------------------------------------------------------------------------------


         As of April 1, 1998, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding Class A shares or Class B shares of the Funds:

New York Fund

Class A      Attn: Mutual Funds                            7.71%
             BHC Securities Inc.
             FAO 74572704
             One Commerce Square
             2005 Market Street, Suite 1200
             Philadelphia, PA  19103-7042

             MLPF&S for the Sole Benefit                   5.80%
             of It's Customers
             Attn: Fund Administration
             4800 Deer Lake Drive East - 3rd Floor
             Jacksonville, FL  32246-6484

Class B      NFSC FEBO # OBV-692891                        7.51%
             Michael J & James V. Cardito TT
             The Michael J. Cardito Personal
             TR, U/A 4/1/96
             400 East 56th Street
             New York, NY  10022-4147

Class B      Rose Eannone                                  6.89%
             19 Carldon Road
             Commack, NY  11725-1610

             Painewebber for the Benefit of                5.60%
             Nathan R. Lorman and
             Vivian Lorman JTWROS
             130 East 63rd Street
             New York, NY  10021-7334

-------------------------------------------------------------------------------

                       INVESTMENT PERFORMANCE OF THE FUND

-------------------------------------------------------------------------------

                      PERFORMANCE RESULTS - PERCENT CHANGE


                         FOR THE PERIODS ENDED 12/31/97*

Massachusetts Fund ***

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
Class A shares: As a % of                       1 Year      5 Years     10 Years            5 Years        10 Years
----------------------------------------------  ------      -------     --------            -------        --------
Net Asset Value                                  9.30        38.38       109.74               6.71           7.69
Maximum Offering Price                           4.68        32.48       100.82               5.79           7.22

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                     Since                          Since
Class B shares: As a % of                          1 Year          9/13/93**                      9/13/93**
----------------------------------------------     ------          ---------                      ---------
Net Asset Value                                     8.56             20.45                           4.42
Redemption at End of Period                         3.56             18.53                           4.03

New York Fund ****

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                     Since                          Since
Class A shares: As a % of                          1 Year          4/23/93**                      4/23/93**
----------------------------------------------     ------          ---------                      ---------
Net Asset Value                                     8.65             34.14                           6.46
Redemption at End of Period                         5.88             30.83                           5.90

                                                            Aggregate                           Average Annual
                                                          Total Return                           Total Return
                                               ------------------------------------     -------------------------------
                                                                     Since                          Since
Class B shares: As a % of                          1 Year          9/13/93**                      9/13/93**
----------------------------------------------     ------          ---------                      ---------
Net Asset Value                                     7.87             21.62                           4.66
Redemption at End of Period                         2.87             19.62                           4.25

*     Federal regulations require this example to be calculated using a $1,000 investment. The minimum initial investment in shares of the Fund is $2,500, however.
**    Commencement of offering of Class B shares.
***   Assuming deduction of current maximum sales load, the Massachusetts Fund's Class A shares' five-year and ten-year average annual total returns would have been 5.50% and 7.08%, respectively, had a voluntary expense limitation for certain periods not been in effect, and their aggregate one-year, five-year and ten-year total returns would have been
      4.39%, 30.68% and 98.28%, respectively. Based on net asset values, the Massachusetts Fund's Class A shares' five-year and ten-year average annual total returns would have been 6.43% and 7.56%, respectively, without the voluntary limitation, and their aggregate one-year, five-year and ten-year total returns would have been 9.01%, 36.58% and
      107.19%, respectively. Assuming redemption at the end of the period, the Massachusetts Fund's Class B shares' average annual total return for the since-inception period would have been 3.66%, had a voluntary expense limitation not been in effect, and their aggregate total returns for the one-year and since-inception periods would have been 3.27% and
      16.73%, respectively. Based on net asset values, the Massachusetts Class B shares' average annual total return for the since-inception period would have been 4.06%, without the voluntary limitation, and their aggregate total returns for the one-year and since-inception periods would have been 8.27% and 18.65%, respectively.
****  Assuming deduction of current maximum sales load, the New York Fund's Class A shares' since-inception average annual total returns would have been 4.87%, had a voluntary expense limitation for certain periods not been in effect, and their aggregate one-year and since-inception total returns would have been 4.89% and 24.98%, respectively. Based on net asset values, the New York Fund's Class A shares' since-inception average annual total return would have been 5.45%, and their aggregate one-year and since-inception total returns would have been 7.66 and 28.29, respectively, without the voluntary limitation. Assuming redemption at the end of the period, the New York Fund's Class B shares' average annual total return for the since-inception period would have been 3.05% had a voluntary expense limitation not been in effect, and their aggregate total returns for the one-year and since-inception periods would have been 1.88% and
      13.77%, respectively. Based on net asset values, the New York Fund's Class B shares' average annual total return for the since-inception period would have been 3.47%, and their aggregate total returns for the one-year and since-inception periods would have been 6.88% and 15.77%, respectively.

                       YIELD AND TAXABLE EQUIVALENT YIELDS


                      FOR THE 30-DAY PERIOD ENDED 12/31/97*

Massachusetts Fund

              30-day yield:
                      Class A   4.75%
                      Class B   4.32%

     Taxable equivalent yields:

             Combined Tax Rate**                       Taxable Equivalent Yield
Class A             46.85%                 Class A               8.94%
Class B             46.85%                 Class B               8.13%

New York Fund

              30-day yield:
                      Class A   4.09%
                      Class B   3.45%

     Taxable equivalent yields:

             Combined Tax Rate***                      Taxable Equivalent Yield
Class A             46.08%                 Class A               7.59%
Class B             46.08%                 Class B               6.40%


* Yields for Class A shares are based on the public offering price of a share of the Fund and yields for Class B shares are based on the net asset value of a share of the Fund.

** Based on combined federal and Massachusetts marginal tax rates for individuals, assuming deduction of state income taxes for purposes of calculating federal taxable income.

*** Based on combined federal and New York State and City marginal tax rates for individuals, assuming deduction of state income taxes for purposes of calculating federal taxable income.


DISTRIBUTION RATE OF RETURN


         Each class of the Funds may include in its written sales material rates of return for each class based on that class's distributions from net investment income and short-term capital gains for a recent 30-day, three-month or one-year period. Distributions of less than one year are annualized by multiplying the factor necessary to produce 12 months of distributions. The distribution rates are determined by dividing the amount of a class's distributions per share over the relevant period by either the maximum offering price in the case of the Class A shares or the price assuming redemption at the end of the period in the case of Class B shares or the net asset value of a share of Class A and Class B on the last day of the period.

                               DISTRIBUTION RATES


                           FOR PERIODS ENDING 12/31/97

                 AS A % OF                       1MONTH
--------------------------------------------     ------

Massachusetts Fund
(Class A shares)

Net Asset                                         4.55
Value..................................
Maximum Offering Price...................         4.36
(Class B shares)

Net Asset                                         3.92

Value..................................

New York Fund
(Class A shares)

Net Asset                                         4.86
Value..................................
Maximum Offering Price...................         4.74

(Class B shares)

Net Asset                                         4.13
Value..................................

[Graphic omitted]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
-------------------------------------------------------------------------------

NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA


STATEMENT OF ADDITIONAL INFORMATION -- PART I

MAY 1, 1998


         This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of New England Intermediate Term Tax Free Fund of California (the "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated May 1, 1998 (the "Prospectus"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from New England Funds, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, MA 02116.


         Part I of this Statement contains specific information about the Fund.
Part II includes information about the Fund and other New England Funds.


         The Fund is a series of New England Funds Trust II (the "Trust"), a registered open-end management investment company that offers a total of seven series.

                                TABLE OF CONTENTS

                                                                           Page

                                     PART I

Investment Restrictions                                                     ii
Fund Charges and Expenses                                                  iii
Ownership of Fund Shares                                                    v
Investment Performance of the Fund                                          vi

                                     PART II

Miscellaneous Investment Practices                                          2
Management of the Trusts                                                    15
Portfolio Transactions and Brokerage                                        25
Description of the Trusts and Ownership of Shares                           32
How to Buy Shares                                                           35
Net Asset Value and Public Offering Price                                   35
Shareholder Services                                                        36
Redemptions                                                                 41
Standard Performance Measures                                               43
Income Dividends, Capital Gain Distributions and Tax Status                 47
Financial Statements                                                        49
Appendix A - Description of Bond Ratings                                    50
Appendix B - Publications That May Contain Fund Information                 52
Appendix C - Advertising and Promotional Literature                         54
Appendix D - Portfolio Composition of the Municipal Income,
             Bond Income and California Funds                               59

-------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

-------------------------------------------------------------------------------


         The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The other restrictions set forth below are not fundamental policies and may be changed by the Trust's Board of Trustees. Except in the case of restriction (12) below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. The Investment Company Act of 1940 (the "1940 Act") provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund may not:

(1) With respect to 50% of its total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer;

*(2) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities or California Tax Exempt Securities (as defined in the Prospectus), except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of the Fund's total assets would be invested in any one industry. Governmental issuers of California Tax Exempt Securities are not considered part of any "industry." However, California Tax Exempt Securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and this 25% limitation would apply to such obligations. Thus, no more than 25% of the Fund's assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry and in taxable obligations of issuers in the same industry;

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);


(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 15% of its total assets (taken at cost) (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);


*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);


*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;


(10) Except to the extent permitted by rule or order of the Securities and Exchange Commission (the "SEC") participate on a joint or joint and several basis in any trading account in securities (the "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or subadviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indices or financial futures contracts and (b) enter into currency forward contracts;

(12) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees); or


*(13) Issue senior securities (for the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom).

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are subject to restriction (12) above.

-------------------------------------------------------------------------------

                            FUND CHARGES AND EXPENSES

-------------------------------------------------------------------------------

MANAGEMENT FEES


         Pursuant to an advisory agreement dated August 30, 1996, New England Funds Management, L.P. ("NEFM") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Fund and to provide a range of administrative services to the Fund. For the services described in the advisory agreements, the Fund has agreed to pay NEFM a management fee at the annual rate of 0.525% of the first $200 million of the Fund's average daily net assets, 0.50% of the next $300 million of such assets and 0.475% of such assets in excess of $500 million.

         The advisory agreement provides that NEFM may delegate its responsibilities thereunder to other parties. Pursuant to a subadvisory agreement dated August 30, 1996, NEFM has delegated responsibility for managing the investment and reinvestment of the Fund's assets to Back Bay Advisors, L.P. ("Back Bay Advisors"), as subadviser. For providing such subadvisory services to the Fund, NEFM pays Back Bay Advisors a subadvisory fee at the annual rate of 0.2625% of the first $200 million of the Fund's average daily net assets, 0.25% of the next $300 million of such assets and 0.2375% of such assets in excess of $500 million. The Fund pays no direct fees to Back Bay Advisors.

         From January 2, 1996 to August 30, 1996, NEFM served as adviser and Back Bay Advisors served as subadviser to the Fund under advisory and subadvisory agreements providing for management fees and subadvisory fees at the same rates as are currently in effect for the Fund. Prior to January 2, 1996, Back Bay Advisors served as adviser to the Fund pursuant to a an advisory agreement which provided for an advisory fee payable by the Fund to Back Bay Advisors at the annual rate of 0.40% of the first $200 million of the Fund's average daily net assets, 0.375% of the next $300 million of such assets and 0.35% of such assets in excess of $500 million. Back Bay Advisors' compensation under such advisory agreement was subject to reduction to the extent that in any year the Fund's expenses, including Back Bay Advisors' fee, but exclusive of brokerage commissions, taxes, interest, distribution expenses and extraordinary items, exceeded any expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund were qualified for offer and sale.

         Prior to January 2, 1996, under an administrative services agreement between the Fund and New England Funds, L.P. (the "Distributor"), the Fund's distributor, the Distributor provided the Fund with office space, facilities and equipment, services of executive and other personnel and certain administrative services. Under this agreement, the Fund paid the Distributor a fee at the annual rate of 0.125% of the Fund's average daily net assets. The Fund's current management fee rate represents the sum of the fee rates payable under the prior advisory and administrative services agreement.

         NEFM and the Distributor have voluntarily agreed for an indefinite period to reduce their fees and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's expenses to an annual rate of 0.85% of the daily average net assets attributable to the Fund's Class A shares and 1.60% of such assets attributable to the Fund's Class B shares. Prior to September 1, 1996 these limits were 0.70% and 1.45% for Class A shares and Class B shares, respectively. Prior to January 2, 1996, similar voluntary limitations were in effect with respect to Back Bay Advisors, the Distributor and the Fund, in addition to the contractual expense limitations described above.

         As a result of voluntary expense limitations in effect, the Fund paid Back Bay Advisors and NEFM no advisory or management fees for the fiscal years ended December 31, 1995, 1996 and 1997. Had the voluntary limitations for the Fund not been in effect, Back Bay Advisors would have been paid $150,341 in advisory fees by the Fund for the fiscal year ended December 31, 1995 and NEFM would have been paid $210,469 and $107,354, respectively, in management fees for the fiscal years ended December 31, 1996 and 1997. For the fiscal year ended December 31, 1997, NEFM paid Back Bay Advisors no subadvisory fees for the Fund, after voluntary expense limitations. Had the voluntary limitations not been in effect, Back Bay Advisors' subadvisory fees for the Fund would have been $107,354.

         On March 27, 1998, the Fund and Back Bay Advisors, which is affiliated with NEFM, submitted a request to the staff of the SEC (the "Staff") for a letter from the Staff which would permit the Fund and NEFM to enter into a certain amended Advisory Agreement and would also permit the Fund, NEFM and Back Bay Advisors to enter into a certain amended Sub-Advisory Agreement, without obtaining a vote of the shareholders of the Fund (the "Request"). The amended Advisory and Subadvisory Agreements, taken together, will not result in any increase or decrease of fees payable by the Fund; however, the amended Advisory and Subadvisory Agreements would permit for the payment of the Fund's subadvisory fee directly by the Fund to Back Bay Advisors and the amount of the management fee payable by the Fund to NEFM reduced by the amount of such payment to Back Bay Advisors by the Fund. If the Staff acts favorably on the Request, then NEFM and the Fund will enter into an amended Advisory Agreement and NEFM, the Fund and Back Bay Advisors will also enter into a separate amended Subadvisory Agreement pursuant to any terms and conditions as may be prescribed by the Staff.


BROKERAGE COMMISSIONS

         For the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions on portfolio transactions.

         For more information about Fund portfolio transactions, see "Portfolio Transactions and Brokerage" in Part II of this Statement.

SALES CHARGES AND 12B-1 FEES


         As explained in Part II of this Statement, the Fund pays the Distributor fees under a separate plan adopted pursuant to Rule 12b-1 under the 1940 Act relating to its Class A and Class B shares. For the fiscal years ended December 31, 1995, 1996 and 1997, these fees amounted to $79,473, $84,706 and $81,788, respectively, for the Fund's Class A shares, and $57,947, $63,402 and $81,885, respectively, for the Fund's Class B shares.

         During the fiscal year ended December 31, 1997, on sales of the Fund's Class A shares, the Distributor paid $81,788 as compensation to investment dealers and $104,521 as compensation to its sales personnel and other related costs. During the fiscal year ended December 31, 1997, on sales of the Fund's Class B shares, the Distributor paid $56,571 as compensation to investment dealers and $61,414 as compensation to sales personnel and other related costs. Of the amounts paid to investment dealers, $20,209 and $19,022 was paid to New England Securities Corporation ("New England Securities"), a broker-dealer affiliate of the Distributor, for the Fund's Class A shares and Class B shares, respectively. New England Securities paid substantially all of the fees it received from the Distributor (a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.


-------------------------------------------------------------------------------

                            OWNERSHIP OF FUND SHARES

-------------------------------------------------------------------------------


         As of April 1, 1998, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the outstanding Class A shares or Class B shares of the Fund:

Class B shares       Marie S. Black                               7.30%
                     1710 Birchwood Drive
                     San Marcos, CA  92069-9608

                     Everen Clearing Corp.                        7.20%
                     A/C 4141-2237
                     David Duane Johnson
                     111 East Kilbourn Avenue
                     Milwaukee, WI  53202-6611

                     Everen Clearing Corp.                        6.38%
                     A/C 7420-0445
                     William L. Spangler &
                     111 East Kilbourn Avenue
                     Milwaukee, WI  53202-6611

-------------------------------------------------------------------------------

                       INVESTMENT PERFORMANCE OF THE FUND

-------------------------------------------------------------------------------

                      PERFORMANCE RESULTS - PERCENT CHANGE

                         FOR THE PERIODS ENDED 12/31/97*


                                                            Aggregate                            Average Annual
                                                          Total Return                            Total Return
                                               ------------------------------------    -----------------------------------
                                                                      Since                          Since
Class A shares: As a % of                          1 Year           4/23/93**                      4/23/93**
----------------------------------------------     ------           ---------                      ---------
Net Asset Value                                     7.96              33.67                           6.38
Maximum Offering Price                              5.21              30.32                           5.82

                                                            Aggregate                            Average Annual
                                                          Total Return                            Total Return
                                               ------------------------------------    -----------------------------------
                                                                      Since                          Since
Class B shares: ****As a % of                      1 Year           9/13/93**                      9/13/93**
----------------------------------------------     ------           ---------                      ---------
Net Asset Value                                     7.17              20.06                           4.34
Redemption at End of Period                         2.17              18.07                           3.94

*     Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of each Fund is $2,500, however.
**    Commencement of Fund operations or offering of Class B shares.
***   Assuming deduction of current maximum sales load, the Fund's Class A shares' since-inception average annual total return would have been 5.27% had a voluntary expense limitation for certain periods not been in effect, and their aggregate one-year and since-inception total returns would have been 4.73% and 27.26%, respectively. Based on net asset values, the Fund's Class A shares' since-inception average annual total return would have been 5.85%, and their aggregate one-year and since-inception total returns would have been 7.48% and 30.57%, respectively, without the voluntary limitation.
****  Assuming redemption at the end of the period, the Fund's Class B shares' average annual total return for the since-inception period would have been 3.30%, had a voluntary expense limitation not been in effect, and their aggregate total returns for the one-year and since-inception periods would have been 1.69% and 14.97%, respectively.
      Based on net asset values, the Fund's Class B shares' average annual total return for the since-inception period would have been 3.71%, and their aggregate total returns for the one-year and since-inception periods would have been 6.69%
      and 16.96%, respectively, without the voluntary limitation.

                       YIELD AND TAXABLE EQUIVALENT YIELDS
                      FOR THE 30-DAY PERIOD ENDED 12/31/97*

30-day yield:
        Class A   4.44%
        Class B   3.82%

Taxable equivalent yields:

                     Combined Tax Rate***             Taxable Equivalent Yield
        Class A             45.22%           Class A            8.11%
        Class B             45.22%           Class B            6.97%

 * Yields for Class A shares are based on the public offering price of a share of the Fund and yields for Class B shares are based on the net asset value of a share of the Fund.

** Based on combined federal and California marginal tax rates for individuals, assuming deduction of state income taxes for purposes of calculating federal taxable income.



DISTRIBUTION RATE OF RETURN


         Each class of the Fund may include in their written sales material rates of return based on that class's distributions from net investment income and short-term capital gains for a recent 30-day, three-month or one-year period. Distributions of less than one year are annualized by multiplying the factor necessary to produce 12 months of distributions. The distribution rates are determined by dividing the amount of a class's distributions per share over the relevant period by either the maximum offering price in the case of Class A shares or the price assuming redemption at the end of the period in the case of Class B shares or the net asset value of a share of a class on the last day of the period.


                               DISTRIBUTION RATES


                           FOR PERIODS ENDING 12/31/97

              AS A % OF
-----------------------------------------

(Class A shares)

Net Asset Value..........................  4.88
Maximum Offering Price...................  4.76

(Class B shares)

Net Asset Value..........................  4.14

[LOGO](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
-------------------------------------------------------------------------------

NEW ENGLAND FUNDS TRUST I
NEW ENGLAND FUNDS TRUST II
NEW ENGLAND FUNDS TRUST III

STATEMENT OF ADDITIONAL INFORMATION -- PART II

MAY 1, 1998


         The following information applies generally to the funds listed below (the "Funds" and each a "Fund"). The Funds constitute all of the series of New England Funds Trust I, New England Funds Trust II and New England Funds Trust III (the "Trusts" and each a "Trust") except New England Bullseye Fund, which is described in a separate Statement of Additional Information. In certain cases, the discussion applies to some but not all of the Funds. Certain data applicable to particular Funds is found in Part I of this Statement of Additional Information (the "Statement") as well as in the Prospectuses of the Funds dated May 1, 1998 for Class A, Class B and Class C shares and May 1, 1998 for Class Y shares (the "Prospectus" or "Prospectuses"). The following Funds are described in this Statement:


SERIES OF NEW ENGLAND FUNDS TRUST I

New England Capital Growth Fund                                   (the "Capital Growth Fund")
New England Balanced Fund                                         (the "Balanced Fund")
New England Growth Fund                                           (the "Growth Fund")
New England International Equity Fund                             (the "International Equity Fund")
New England Star Advisers Fund                                    (the "Star Advisers Fund")
New England Star Worldwide Fund                                   (the "Star Worldwide Fund")
New England Star Small Cap Fund                                   (the "Star Small Cap Fund")
New England Value Fund                                            (the "Value Fund")
New England Government Securities Fund                            (the "Government Securities Fund")
New England Strategic Income Fund                                 (the "Strategic Income Fund")
New England Bond Income Fund                                      (the "Bond Income Fund")
New England Municipal Income Fund                                 (the "Municipal Income Fund")

SERIES OF NEW ENGLAND FUNDS TRUST II

New England Growth Opportunities Fund                             (the "Growth Opportunities Fund")
New England Limited Term U.S. Government Fund                     (the "Limited Term U.S. Government Fund")
New England Adjustable Rate U.S. Government Fund                  (the "Adjustable Rate Fund")
New England High Income Fund                                      (the "High Income Fund")
New England Massachusetts Tax Free Income Fund                    (the "Massachusetts Fund")
New England Intermediate Term Tax Free Fund of California         (the "California Fund')


New England Tax Free Income Fund of New York                      (the "New York Fund")
    (formerly New England Intermediate Term Tax Free Fund
    of New York)


SERIES OF NEW ENGLAND FUNDS TRUST III

New England Equity Income Fund                                    (the "Equity Income Fund")

-------------------------------------------------------------------------------
                       MISCELLANEOUS INVESTMENT PRACTICES
-------------------------------------------------------------------------------

         The following information relates to certain investment practices in which certain Funds may engage. The table below indicates which Funds may engage in each of these practices.

Practices                                     Funds
---------                                     -----


Loans of Portfolio Securities                 Government Securities Fund
                                              Bond Income Fund
                                              Limited Term U.S. Government Fund
                                              High Income Fund
                                              Adjustable Rate Fund
                                              International Equity Fund
                                              Star Advisers Fund
                                              Star Worldwide Fund
                                              Star Small Cap Fund
                                              Strategic Income Fund
                                              Equity Income Fund
                                              Capital Growth Fund


U.S. Government Securities                    All Funds

When-Issued Securities                        Star Advisers Fund
                                              Star Worldwide Fund
                                              Star Small Cap Fund
                                              Government Securities Fund
                                              Bond Income Fund
                                              Municipal Income Fund
                                              High Income Fund
                                              Limited Term U.S. Government Fund
                                              California Fund
                                              Massachusetts Fund
                                              New York Fund
                                              Adjustable Rate Fund
                                              Strategic Income Fund
                                              International Equity Fund
                                              Equity Income Fund

Repurchase Agreements                         All Funds

Zero Coupon Securities                        All Funds

Convertible Securities                        Value Fund
                                              Balanced Fund
                                              Growth Opportunities Fund
                                              High Income Fund
                                              International Equity Fund
                                              Capital Growth Fund
                                              Star Advisers Fund
                                              Star Worldwide Fund
                                              Star Small Cap Fund
                                              Strategic Income Fund
                                              Bond Income Fund
                                              Equity Income Fund

Tax Exempt Bonds                              Municipal Income Fund
                                              California Fund
                                              Massachusetts Fund
                                              New York Fund

State Tax Exempt Securities                   California Fund
                                              Massachusetts Fund
                                              New York Fund


Short Sales                                   Star Worldwide Fund
                                              Star Small Cap Fund
                                              Star Advisers Fund


Futures, Options and Swap Contracts           Government Securities Fund
                                              Municipal Income Fund
                                              Limited Term U.S. Government Fund
                                              International Equity Fund
                                              Star Advisers Fund
                                              Star Worldwide Fund
                                              Star Small Cap Fund
                                              California Fund
                                              New York Fund
                                              Strategic Income Fund
                                              Bond Income Fund
                                              High Income Fund
                                              Massachusetts Fund
                                              Growth Opportunities Fund
                                              Equity Income Fund

Foreign Currency Hedging Transactions         International Equity Fund
                                              Balanced Fund
                                              Capital Growth Fund
                                              Value Fund
                                              Star Advisers Fund
                                              Star Worldwide Fund
                                              Star Small Cap Fund
                                              Strategic Income Fund
                                              Bond Income Fund
                                              Equity Income Fund

Loans of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction listed in Part I of this Statement. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the boards of trustees of the Trusts or persons acting pursuant to the direction of the boards.

         These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

U.S. Government Securities. The Fund may invest in some or all of the following U.S. Government securities:

  * U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

  * U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

  * "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

  * "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

  * "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

         U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.


When-Issued Securities. A Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e., on a when-issued or delayed-delivery basis), it is required to segregate with the Trust's custodian cash or liquid securities eligible for purchase by a Fund in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. A Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, a Fund will meet its obligations from the then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Repurchase Agreements. A Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement.


Zero Coupon Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Such securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Convertible Securities. The Fund may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

Tax Exempt Bonds. The Fund may invest in tax exempt bonds. Tax exempt bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which tax exempt bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. In addition, prior to the Tax Reform Act of 1986, certain debt obligations known as industrial development bonds could be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term "tax exempt bonds" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax. Interest on certain industrial development bonds used to fund the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax. The Tax Reform Act of 1986 eliminated some types of tax exempt industrial revenues bonds but retains others under the general category of "private activity bonds." The interest on so-called "private activity bonds" is exempt from ordinary federal income taxation but is treated as a tax preference item in computing a shareholder's alternative minimum tax liability, as noted in the Prospectus.

         The Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or for "related persons" of substantial users.

         The two principal classifications of tax exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax exempt industrial development bonds and private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds is the responsibility of the corporate user (and any guarantor).

         Prices and yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the tax exempt bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of tax exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded.

         The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Group ("Standard & Poor's" or "S&P") represent their opinions and are not absolute standards of quality. Tax exempt bonds with the same maturity, interest rate and rating may have different yields while tax exempt bonds of the same maturity and interest rate with different ratings may have the same yield.

         Obligations of issuers of tax exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their tax exempt bonds may be materially affected, or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax exempt bonds in the same manner.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of tax exempt securities for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

         All debt securities, including tax exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues. The ability of the Fund to invest in securities other than tax exempt bonds is limited by a requirement of the Code that at least 50% of the Fund's total assets be invested in tax exempt bonds at the end of each calendar quarter.

State Tax Exempt Securities. The Fund may invest in "State Tax Exempt Securities" which term refers to debt securities the interest from which is, in the opinion of bond counsel, exempt from federal income tax and State personal income taxes (other than the possible incidence of any alternative minimum taxes). State Tax Exempt Securities consist primarily of bonds of the Fund's named state, their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain State Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds and private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development and private activity bonds are used to finance the construction, equipment, repair or improvement of privately operated industrial or commercial facilities. Industrial development bonds and private activity bonds are included within the term "State Tax Exempt Securities" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and State personal income taxes (other than the possible incidence of any alternative minimum taxes). The Fund may invest more than 25% of the value of its total assets in such bonds, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions" in Part I of this Statement). However, as described in the Fund's Prospectus, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than State Tax Exempt Securities, will normally not exceed 10% of the total amount of the Fund's income distributions.

         In addition, the term "State Tax Exempt Securities" includes debt obligations issued by other governmental entities (for example, U. S. territories) if such debt obligations generate interest income which is exempt from federal income tax and State personal income taxes (other than any alternative minimum taxes).

         There are, of course, variations in the quality of State Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

         The yields on State Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the State Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and Standard and Poor's represent their opinions as to the quality of the State Tax Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, State Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while State Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of State Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's subadviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

         The Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

         Securities in which the Fund may invest, including State Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the State legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their State Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable.

         The Fund's named state and certain of its cities and towns and public bodies have from time to time encountered financial difficulties which have adversely affected their respective credit standings and borrowing abilities. Such difficulties could, of course, affect outstanding obligations of such entities, including obligations held by the Fund.

Short Sales. The Star Small Cap and Star Worldwide Funds may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold, a practice known as selling short "against the box." Each Fund may engage in short sales of securities in order to profit from an anticipated decline in the value of a security or may also engage in short sales to attempt to limit its exposure to a decline in the value of its portfolio securities. In a short sale, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is then obligated to replace the security borrowed by delivering such security to the broker-dealer. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends paid on the security sold short and may also be required to pay a premium to the broker-dealer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to the broker-dealer the securities sold short. To secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of (a) the securities sold short, (b) securities convertible into or exchangeable for such securities without the payment of additional consideration or (c) cash or certain liquid assets. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. The Fund may close out a short position by purchasing, on the open market, and delivering to the broker-dealer an equal amount of the securities sold short, or, if such securities are owned by the Fund, by delivering from its portfolio an equal amount of the securities sold short.


         Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. If the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. The Fund will also incur transaction costs in connection with short sales. Certain provisions of the Taxpayer Relief Act of 1997 may limit tax advantages previously available to the Fund with respect to short sales. The Star Small Cap and Star Worldwide Funds currently expect that no more than 25% and 20% of their total assets, respectively, would be involved in short sales.


Futures, Options and Swap Contracts

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and Standard & Poor's 500 Index futures trade in contracts equal to $500 multiplied by the Standard & Poor's 500 Index.

         When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

         Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

         Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

OPTIONS. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

         An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

         A call option on a futures contract written by the Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by the Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

         A put option on a futures contract written by the Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

         Closing a written call option will permit the Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

         The Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

         Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

         As an alternative to purchasing call and put options on index futures, the Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

         The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

         The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

         The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

         Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transactions costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

         The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         All call options written by the Fund on foreign currencies will be "covered." A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

SWAP CONTRACTS. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the Standard & Poor's Composite Index of 500 Stocks [the "S&P 500"]) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

RISKS. The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

         The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. For example, to the extent that the Municipal Income Fund enters into futures contracts on securities other than tax exempt bonds, the value of such futures may not vary in direct proportion to the value of tax exempt bonds that the Fund owns or intends to acquire, because of an imperfect correlation between the movement of taxable securities and tax exempt bonds. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

         The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

         Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

         Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

         An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the International Equity Fund purchases foreign stock index futures.

         The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser or subadviser(s) to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

         Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

OVER-THE-COUNTER OPTIONS. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

         The staff of the Securities and Exchange Commission (the "SEC") has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities for purposes of the investment restrictions prohibiting the Government Securities Fund from investing more than 15% of its net assets in illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although Back Bay Advisors, L.P. ("Back Bay Advisors"), the Government Securities Fund's subadviser, does not believe that over-the-counter options on U.S. Government securities are generally illiquid, the Fund has agreed that pending resolution of this issue it will conduct its operations in conformity with the views of the SEC staff on such matters.

         Back Bay Advisors has established standards for the creditworthiness of the primary dealers with which the Government Securities Fund may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Back Bay Advisors. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

ECONOMIC EFFECTS AND LIMITATIONS. Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Municipal Income Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax exempt bonds for that purpose.

         The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

FUTURE DEVELOPMENTS. The above discussion relates to the Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.


FOREIGN CURRENCY HEDGING TRANSACTIONS. To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot ( i.e., cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures, Options and Swap Contracts" above.


-------------------------------------------------------------------------------
                            MANAGEMENT OF THE TRUSTS
-------------------------------------------------------------------------------

Trustees
--------

         Trustees of the Trusts and their ages (in parentheses), addresses and principal occupations during the past five years are as follows:


GRAHAM T. ALLISON, JR.--Trustee (58); 79 John F. Kennedy Street, Cambridge,
         Massachusetts 02138; Douglas Dillon Professor and Director for the Center of Science and International Affairs, John F. Kennedy School of Government; Special Advisor to the United States Secretary of Defense; formerly, Assistant Secretary of Defense; formerly, Dean, John F. Kennedy School of Government.

DANIEL M. CAIN - Trustee (53); 452 Fifth Avenue, New York, New York 10018;
         President and CEO, Cain Brothers & Company, Incorporated (investment banking); formerly, Trustee, Universal Health Realty Income Trust; Chairman, Inter Fish, Inc. (an aqua culture venture in Barbados).

KENNETH J. COWAN -- Trustee (66); One Beach Drive, S.E. #2103, St. Petersburg,
         Florida 33701; Retired; Director, A Young Woman's Residence; formerly, Senior Vice President-Finance and Chief Financial Officer, Blue Cross of Massachusetts, Inc. and Blue Shield of Massachusetts, Inc.; formerly, Director, Neworld Bank for Savings and Neworld Bancorp.

RICHARD DARMAN - Trustee (54); 1001 Pennsylvania Avenue, N.W., Washington, D.C.
         20004; Partner, and former Managing Director, The Carlyle Group (investments); Public Service Professor, Harvard Graduate School of Government; Trustee, Council for Excellence in Government (not for profit); Director, Frontier Ventures (personal investment); Director, Telcom Ventures (telecommunications); Director, Genesis Cable (cable communications); Director, Prime Communications (cable communications); Director, Neptune Communications (undersea cable systems); Director, Sequana Therapeutics (biotechnology); formerly, Director of the U.S. Office of Management and Budget and a member of President Bush's Cabinet; formerly, Director, HighwayMaster Communications (mobile communications).

SANDRA O. MOOSE -- Trustee (56); 135 E. 57th Street, New York, New York 10022;
         Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting); Director, GTE Corporation (communications services); Director, Rohm and Haas Company (specialty chemicals).

HENRY L.P. SCHMELZER* -- Trustee and President (54); President, Chief
         Executive Officer and Director, NEF Corporation; President and Chief Executive Officer, New England Funds, L.P.; President and Chief Executive Officer, New England Funds Management, L.P. ("NEFM"); Chief Executive Officer, New England Funds Service Corporation ("NEFSCO"); Director, Back Bay Advisors, Inc. ("BBAI"); Director, Maine Bank & Trust Company; formerly, Director, New England Securities Corporation ("New England Securities").

JOHN A. SHANE -- Trustee (65); 200 Unicorn Park Drive, Woburn, Massachusetts
         01801; President, Palmer Service Corporation (venture capital organization); General Partner, Palmer Partners L.P.; Director, Abt Associates, Inc. (consulting firm); Director, Arch Communications Group, Inc. (paging service); Director, Dowden Publishing Company, Inc. (publisher of medical magazines); Director, Eastern Bank Corporation; Director, Gensym Corporation (developer of expert system software); Director, Overland Data, Inc. (manufacturer of computer tape drives); Director, Summa Four, Inc. (manufacturer of telephone switching equipment); Director, United Asset Management Corporation (holding company for institutional money management).

PETER S. VOSS* -- Chairman of the Board, Chief Executive Officer and Trustee
         (51); President and Chief Executive Officer, Nvest, L.P. and Nvest Companies, L.P. ("Nvest Companies"); Chairman of the Board and Director, President and Chief Executive Officer, Nvest Corporation; Chairman of the Board and Director, NEF Corporation; Chairman of the Board and Director, BBAI; formerly, Director, New England Life Insurance Company ("NELICO").

PENDLETON P. WHITE -- Trustee (67); 6 Breckenridge Lane, Savannah, Georgia
         31411; Retired; formerly, President and Chairman of the Executive Committee, Studwell Associates (executive search consultants); formerly, Trustee, The Faulkner Corporation (community hospital corporation).


--------
* Trustee deemed an "interested person" of the Trusts, as defined in the Investment Company Act of 1940 (the "1940 Act").

Officers
---------
         Officers of the Trusts, in addition to Messrs. Schmelzer and Voss, and their ages (in parentheses) and principal occupations during the past five years are as follows:


BRUCE R. SPECA -- Vice President (42); Executive Vice President, NEF
         Corporation; Executive Vice President, New England Funds, L.P.; Executive Vice President, NEFM; Executive Vice President and Chief Operating Officer, NEFSCO.

FRANK NESVET -- Treasurer (54); Senior Vice President and Chief Financial
         Officer, NEF Corporation ; Senior Vice President and Chief Financial Officer, New England Funds, L.P.; Senior Vice President and Chief Financial Officer, NEFM.

JOHN E. PELLETIER -- Secretary and Clerk (33); Senior Vice President and
         General Counsel, NEF Corporation; Senior Vice President and General Counsel, New England Funds, L.P.; Senior Vice President and General Counsel, NEFM; Senior Vice President and General Counsel, NEFSCO; formerly, Senior Vice President and General Counsel, Funds Distributor, Inc. (mutual funds service company); formerly, Counsel, The Boston Company Advisors, Inc.; formerly, Associate, Ropes & Gray (law firm).

         Each person listed above holds the same position(s) with all three Trusts. Previous positions during the past five years with NELICO or Metropolitan Life Insurance Company ("MetLife"), New England Funds, L.P. or NEFM are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the Trusts' trustees is also a trustee of certain other investment companies for which New England Funds. L.P. acts as principal underwriter. Except as indicated above, the address of each trustee and officer of the Trusts is 399 Boylston Street, Boston, Massachusetts 02116.


Trustee Fees
------------
         The Trusts pay no compensation to their officers or to their trustees who are interested persons thereof.


         Each trustee who is not an interested person of the Trusts receives, in the aggregate for serving on the boards of the Trusts and New England Cash Management Trust and New England Tax Exempt Money Market Trust (all five trusts collectively, the "New England Funds Trusts"), comprising as of May 1, 1998 a total of 23 mutual fund portfolios, a retainer fee at the annual rate of $40,000and meeting attendance fees of $3,500for each meeting of the boards he or she attends. Each committee member receives an additional retainer fee at the annual rate of $6,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the committee member retainer fee) at the annual rate of $4,000. These fees are allocated among the mutual fund portfolios in the New England Funds Trusts based on a formula that takes into account, among other factors, the net assets of each fund.

         During the fiscal year ended December 31, 1997, the trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and for also serving as trustees of the other New England Funds Trusts.

                                                                                  Pension or
                             Aggregate         Aggregate         Aggregate        Retirement                         Total
                           Compensation      Compensation       Compensation       Benefits       Estimated      Compensation
                               from              from             from New        Accrued as       Annual        from the New
                            New England       New England      England Funds     Part of Fund     Benefits       England Funds
                           Funds Trust I    Funds Trust II       Trust III         Expenses         Upon            Trusts
    Name of Trustee           in 1997           in 1997           in 1997          in 1997       Retirement         in 1997
    ---------------           -------           -------           -------          -------       ----------         -------
Graham T. Allison, Jr.        $30,115           $15,041             $353              $0             $0             $52,000
Daniel M. Cain                $34,037           $16,735             $353              $0             $0             $58,500
Kenneth J. Cowan              $35,673           $17,690             $353              $0             $0             $61,500
Richard Darman                $31,514           $15,857             $287              $0             $0             $54,500
Sandra O. Moose               $32,297           $16,313             $353              $0             $0             $56,000
John A. Shane                 $33,115           $16,791             $353              $0             $0             $57,500
Pendleton P. White            $33,115           $16,791             $353              $0             $0             $57,500


         The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.


        At April 10, 1998, the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of each Fund.


Advisory and Subadvisory Agreements

         Each Fund's advisory agreement between the Fund and NEFM (between the Fund and Capital Growth Management Limited Partnership ("CGM"), in the case of the Growth Fund) provides that the adviser (NEFM or CGM) will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

         Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' independent trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. Each Fund (except the Growth Fund) also pays NEFM for certain legal and accounting services provided to the Fund by NEFM.


         Each Fund's advisory agreement and (except in the case of the Growth
Fund) each Fund's subadvisory agreement between NEFM and the subadviser that manages the Fund (or, in the case of the Star Advisers, Star Worldwide and Star Small Cap Funds, each subadvisory agreement between NEFM and the subadviser that manages a segment or segments of the Fund's portfolio) provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the board of trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the trustees who are not "interested persons" of the relevant Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory or subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the trustees of the relevant Trust who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each advisory and subadvisory agreement may be terminated without penalty by vote of the board of trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment. Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement. In addition, each advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by New England Funds. L.P. to eliminate all reference to the words "New England" or the letters "TNE" in the name of the relevant Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the relevant Trust or the Fund's adviser or subadviser.


         Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


         NEFM, formed in 1995, is a limited partnership whose sole general partner, NEF Corporation, is a wholly-owned subsidiary of Nvest Holdings, L.P. ("Nvest Holdings"), which in turn is a wholly-owned subsidiary of Nvest Companies. NEF Corporation is also the sole general partner of New England Funds, L.P. (the "Distributor") and the sole shareholder of NEFSCO, the transfer and dividend disbursing agent of the Funds. Nvest Companies owns the entire limited partnership interest in each of NEFM and New England Funds, L.P.

         Nvest Companies' managing general partner, Nvest Corporation, is a wholly-owned subsidiary of MetLife New England Holdings, Inc., which in turn is a wholly-owned subsidiary of MetLife, a mutual life insurance. MetLife owns approximately 46% (and in the aggregate, directly and indirectly, approximately 47%) of the outstanding limited partnership interests inNvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.. Nvest Companies' 14 principal subsidiary or affiliated asset management firms, collectively, had more than $125billion of assets under management as ofDecember 31, 1997.

         Back Bay Advisors, formed in 1986, is a limited partnership whose sole general partner, BBAI, is a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Back Bay Advisors. Back Bay Advisors provides investment management services to institutional clients, including other registered investment companies and accounts of NELICO and its affiliates. Back Bay Advisors specializes in fixed-income management and currently manages over $7 billion in total assets.

         Loomis, Sayles & Company, L.P. ("Loomis Sayles") was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Funds' portfolios. Loomis Sayles provides investment advice to numerous other institutional and individual clients. These clients include some accounts of NELICO and MetLife and their affiliates. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Loomis Sayles.

         CGM is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. Nvest Companies owns a majority limited partnership interest in CGM. Prior to March 1, 1990, the Growth Fund was managed by Loomis Sayles' Capital Growth Management Division. On March 1, 1990, Loomis Sayles reorganized its Capital Growth Management Division into CGM. In addition to advising the Growth Fund, CGM acts as investment adviser of CGM Capital Development Fund, CGM Trust, New England Zenith Fund's Capital Growth Series and New England Variable Annuity Fund I. CGM also provides investment advice to other mutual funds and other institutional and individual clients.

         Westpeak Investment Advisors, L.P. ("Westpeak"), organized in 1991, provides investment management services to institutional clients, including accounts of NELICO and its affiliates. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Westpeak.

         Founders Asset Management LLC ("Founders") serves as an investment adviser to the Founders mutual funds as well as to other mututal funds and private accounts. Founders is a 90% owned subsidiary of Mellon Bank, N.A., which is a whooly-owned subsidiary of Mellon Bank Corporation ("MBC"), a publicily owned multibank holding company. MBC provides a comprehensive range of financial products and services in domestic and selected international markets. Founders is the successor to Founders Asset Management, Inc., which was organized in 1938.

         Janus Capital Corporation ("Janus Capital") serves as investment adviser to the Janus mutual funds and to other mutual funds, individual, charitable, corporate and retirement accounts. Kansas City Southern Industries, Inc. ("KCSI"), a publicly traded holding company, owns approximately 83% of the outstanding voting stock of Janus Capital. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects a majority of Janus Capital's board.

         Harris Associates L.P. ("Harris") was organized in 1995 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1970. Harris is a limited partnership whose sole general partner is Harris Associates Inc., a wholly-owned subsidiary of Nvest Holdings. Nvest Companies owns the entire limited partnership interest in Harris Associates. Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

         Montgomery Asset Management, LLC ("Montgomery"), a Delaware limited liability company, was formed in 1997 as an investment adviser. Montgomery is the successor to Montgomery Asset Management, L.P., a California limited partnership formed in 1990. Montgomery is a wholly-owned subsidiary of Commerzbank AG, a German commercial bank.

         Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens"), a California limited partnership, was formed in 1993. The general partner of Robertson Stephens, Robertson, Stephens & Company, Inc., and the principal limited partner of Robertson Stephens, Robertson, Stephens & Company Group, L.L.C., are wholly-owned subsidiaries of BankAmerica Corporation, a global financial services company. Robertson Stephens and its affiliates have in excess of $24 billion under management in public and private investment funds.


         Certain officers and employees of Back Bay Advisors have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Back Bay Advisors) that may invest in securities in which the Funds may invest. Where Back Bay Advisors determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Back Bay Advisors to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Back Bay Advisors will allocate an investment purchase opportunity based on the relative time the competing accounts have had funds available for investment, and the relative amounts of available funds, and will allocate an investment sale opportunity based on relative cash requirements and the time the competing accounts have had investments available for sale. It is Back Bay Advisors' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Funds for which Back Bay Advisors acts as subadviser to participate in larger volume transactions in this manner will in some cases produce better executions for the Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. The Trusts' trustees are of the view that the benefits of retaining Back Bay Advisors as investment manager outweigh the disadvantages, if any, that might result from participating in such transactions.


         Certain officers of Loomis Sayles have responsibility for the management of other client portfolios. The Pasadena office of Loomis Sayles buys and sells portfolio securities for the Value and Balanced Funds, the Detroit office buys and sells portfolio securities for the segments of the Star Advisers and Star Small Cap Funds' portfolios that are managed by Loomis Sayles, the Boston office buys and sells portfolio securities for the Strategic Income Fund and the International Equity Fund and the New York office buys and sells portfolio securities for the High Income Fund and the Equity Income Fund. These offices buy and sell securities independently of one another. The other investment companies and clients served by Loomis Sayles sometimes invest in securities in which the Value, Balanced, Star Advisers, Star Small Cap, High Income, Strategic Income, Equity Income and International Equity Funds also invest. If one of these Funds and such other clients advised by the same office of Loomis Sayles desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund. It is the opinion of the Trusts' trustees that the desirability of retaining Loomis Sayles as subadviser for the Strategic Income, Value, Balanced, Star Advisers, Star Small Cap, High Income, Equity Income and International Equity Funds outweighs the disadvantages, if any, which might result from these practices.

         The segments of the Star Advisers and Star Worldwide Funds managed by Founders and one or more of the other mutual funds or clients to which Founders serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for the segments of the Funds advised by Founders and other funds or clients advised by Founders arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all by Founders. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Funds. However, the ability of the Funds to participate in volume transactions may possibly produce better executions for the Funds in some cases. It is the opinion of the trustees of the Trusts that the desirability of retaining Founders as a subadviser to the Star Advisers and Star Worldwide Funds outweighs the disadvantages, if any, which might result from these procedures.


         Janus Capital performs investment advisory services for other mutual funds, individual, charitable, corporate and retirement accounts, as well as for its segments of the portfolios of the Star Advisers and Star Worldwide Funds. Although the overall investment objectives of the Funds may differ from the objectives of the other investment accounts and other funds served by Janus Capital, there may be securities that are suitable for the portfolio of the Funds as well as for one or more of the other funds or the other investment accounts. Therefore, purchases and sales of the same investment securities may be recommended for the Funds and for one or more of the other funds or other investment accounts. To the extent that the Funds and one or more of the other funds or other investment accounts seek to acquire or sell the same security at the same time, either the price obtained by the Funds or the amount of securities that may be purchased or sold by the Funds at one time may be adversely affected. In such cases, the purchase and sale transactions are allocated among the Funds, the other funds and the other investment accounts in a manner believed by the management of Janus Capital to be equitable to each. It is the opinion of the trustees of the Trusts that the desirability of retaining Janus Capital as a subadviser to the Star Advisers and Star Worldwide Funds outweighs the disadvantages, if any, which might result from these procedures.


         Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which the Growth Opportunities Fund and the Capital Growth Fund also may invest. When the Funds and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Funds. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of the trustees of the Trusts that the desirability of retaining Westpeak as subadviser for the Funds outweighs the disadvantages, if any, which might result from these practices.


         Certain officers and employees of Harris have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris) that may invest in securities in which the Star Advisers, Star Worldwide and/or Star Small Cap Funds may invest. Where Harris determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Harris will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, the amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Harris's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Star Advisers, Star Worldwide and Star Small Cap Funds to participate in larger volume transactions in this manner will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold. The trustees of the Trusts are of the view that the benefits of retaining Harris as a subadviser to the Star Advisers, Star Worldwide and Star Small Cap Funds outweigh the disadvantages, if any, that might result from participating in such transactions.

         In addition to managing segments of the Star Worldwide and Star Small Cap Funds' portfolios, Montgomery serves as investment adviser to other mutual funds, pension and profit-sharing plans, and other institutional and private investors. At times, Montgomery may effect purchases and sales of the same investment securities for the Star Worldwide and/or Star Small Cap Funds and for one or more other investment accounts. In such cases, it will be the practice of Montgomery to allocate the purchase and sale transactions among the Funds and the accounts in such manner as it deems equitable. In making such allocation, the main factors to be considered are the respective investment objectives of the Funds and the accounts, the relative size of portfolio holdings of the same or comparable securities, the current availability of cash for investment by the Funds and each account, the size of investment commitments generally held by the Funds and each account and the opinions of the persons at Montgomery responsible for selecting investments for the Funds and the accounts. It is the opinion of the trustees of the Trusts that the desirability of retaining Montgomery as a subadviser to the Star Worldwide and Star Small Cap Funds outweighs the disadvantages, if any, which might result from these procedures.

         Investment decisions for its segment of the Star Small Cap Fund and for other investment advisory clients of Robertson Stephens and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Robertson Stephens' opinion is equitable to each and in accordance with the amount being purchased or sold by each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Robertson Stephens employs staffs of portfolio managers who draw upon a variety of resources, including Robertson Stephens & Company, Inc., for research information. It is the opinion of the trustees of the Trusts that the desirability of retaining Robertson Stephens as a subadviser to the Star Small Cap Fund outweighs the disadvantages, if any, which could result from these procedures.


         Distribution Agreements and Rule 12b-1 Plans. Under a separate agreement with each Fund, the Distributor serves as the general distributor of each class of shares of the Funds. Under these agreements, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

         The Distributor is compensated under each agreement through receipt of the sales charges on Class A shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the Prospectus.


         As described in the Prospectuses, each Fund has adopted Rule 12b-1 plans (the "Plans") for its Class A, Class B and Class C shares which, among other things, permit it to pay the Fund's distributor (currently New England Funds, L.P.) monthly fees out of its net assets. Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the board of trustees, including a majority of the trustees who are not interested persons of the relevant Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees").

         Each Plan may be terminated by vote of a majority of the relevant Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are not interested persons of the relevant Trust shall be committed to the discretion of such disinterested persons.


         The Distributor has entered into selling agreements with investment dealers, including New England Securities, an affiliate of the Distributor, for the sale of the Funds' shares. The Distributor may at its expense pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of New England Securities who are also employees of New England Investment Associates, Inc. ("NEIA"), an indirect, wholly-owned subsidiary of Nvest Companies. NEIA may receive compensation from each Fund's adviser or subadviser with respect to sales of Class Y shares.

         The Distribution Agreement for any Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the relevant Independent Trustees.


         The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the relevant Independent Trustees and
(ii) by the vote of a majority of the entire board of trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).


         With the exception of the Distributor, New England Securities and their direct and indirect parent companies, no interested person of the Trusts nor any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement.


         Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention,
(3) enhanced bargaining position with third party service providers and economies of scale arising from having higher asset levels and (4) portfolio management opportunities arising from having an enhanced positive cash flow.


         The Distributor controls the words "New England" in the names of the Trusts and the Funds and if it should cease to be the distributor, New England Funds Trust I, New England Funds Trust II, New England Funds Trust III or the affected Fund may be required to change their names and delete these words or letters. The Distributor also acts as general distributor for New England Cash Management Trust and New England Tax Exempt Money Market Trust.

         During the fiscal years ended December 31, 1995, 1996 and 1997, the Distributor received commissions on the sale of Class A shares of New England Funds Trust I aggregating $8,779,918, $10,735,444 and $11,172,220, respectively, of which $7,706,937, $9,418,244 and $9,669,150, respectively, was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal years ended December 31, 1995, 1996 and 1997, the Distributor received contingent deferred sales charges ("CDSCs") on the redemption of Class A and Class B shares of New England Funds Trust I aggregating $899,482, $1,256,009 and $2,391,360, respectively, of which $879,085, $1,236,000 and $2,286,280, respectively, was paid to FEP Capital, L.P. and the balance retained by the Distributor. See "Other Arrangements" for information about amounts received by the Distributor from New England Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to New England Funds Trust I.

         During the fiscal years ended December 31, 1995, 1996 and 1997, the Distributor received commissions on the sale of the Class A shares of New England Funds Trust II aggregating $1,913,291, $1,674,883 and $1,493,346, respectively, of which $1,752,050, $1,429,970 and $1,286,296, respectively, was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal years ended December 31, 1995, 1996 and 1997, the Distributor received CDSCs on the redemption of Class A and Class B shares of New England Funds Trust II aggregating $234,390, $318,167 and $375,973, respectively, of which $173,421, $313,465 and $343,457, respectively, was paid to FEP Capital, L.P. and the balance retained by the Distributor. See "Other Arrangements" for information about amounts received by the Distributor from New England Funds Trust II's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to New England Funds Trust II.

         During the fiscal years ended December 31, 1995, 1996 and 1997, the Distributor received commissions on the sales of the Class A shares of New England Funds Trust III aggregating $-0-, $-0- and $262,310, respectively, of which $-0-, $-0- and $236,902, respectively, was reallowed to other securities dealers and the balance retained by the Distributor. During the fiscal years ended December 31, 1995, 1996 and 1997, the Distributor received CDSCs on the redemption of Class A and Class B shares of New England Funds Trust III aggregating $-0-, $-0- and $1,953, respectively, of which $-0-, $-0- and $1,953, respectively, was paid to FEP Capital, L.P. and the balance retained by the Distributor. See "Other Arrangements" for information about amounts received by the Distributor from New England Funds Trust III's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to New England Funds Trust III.

         Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trust. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P.


         Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trusts' custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.


         Independent Accountants. The Trusts' independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. The independent accountants conduct an annual audit of each Trust's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectuses, and financial statements contained in the Funds' annual reports for the year ended December 31, 1997 and incorporated by reference into this Statement, have been so included in reliance on the reports of each Trusts' independent accountants, given on the authority of such firms as experts in auditing and accounting. Prior to fiscal year ended 12/31/97, Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 12109, conducted the annual audit of the financial statement for the Trust II's fund, assisted in the preparation of federal and state income tax returns and consulted with the Trusts as to matters of accounting and federal and state income taxation.


Other Arrangements


         Prior to January 2, 1996, office space, facilities, equipment and certain other administrative services for the Funds in New England Funds Trust I (except the International Equity, Capital Growth and Star Advisers Funds) were furnished by New England Securities, an affiliate of the Distributor, under service agreements with CGM, Loomis Sayles or Back Bay Advisors. In the case of the Growth Fund, New England Securities continues to provide such services under its service agreement with CGM. For the year ended December 31, 1995, New England Securities received $1,369,323 from the Fund's advisers under these agreements. In the case of the Capital Growth Fund, the Distributor provided similar services prior to January 2, 1996 under a service agreement with Loomis Sayles. For the years ended December 31, 1994 and 1995, the Distributor received $278,333 and $323,029, respectively, from Loomis Sayles under this agreement. In the case of the Star Advisers Fund, the Distributor provided similar services prior to January 2, 1996 under a service agreement with Nvest, L.P., then known as New England Investment Companies, L.P. For the years ended December 31, 1994 and 1995, the Distributor received $269,302 and $1,715,899, respectively, from Nvest, L.P. under this agreement. In the case of the International Equity Fund, the Distributor provided similar services prior to December 29, 1995 under an administrative services agreement with the Fund under which the International Equity Fund paid a fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A, Class B and Class C shares and 0.05% of such assets attributable to the Fund's Class Y shares. For the fiscal years ended December 31, 1994 and 1995, the Distributor received $167,715 and $192,366, respectively, from the International Equity Fund for these services.

         Prior to January 2, 1996, the Distributor provided similar services for the Growth Opportunities, Limited Term U.S. Government, Massachusetts and High Income Funds under an agreement with Back Bay Advisors. For the year ended December 31, 1995, the Distributor received $1,511,359 from Back Bay Advisors under this agreement. In the case of the Adjustable Rate Fund, the Distributor provided similar services under an Administrative Services Agreement with the Fund, under which the Fund paid a fee at the annual rate of 0.15% of the first $200 million of the Fund's average daily net assets, 0.135% of the next $300 million of such assets and 0.12% of such assets in excess of $500 million. For the years ended December 31, 1994 and 1995, the Distributor received $382,335 and $334,777, respectively, from the Adjustable Rate Fund for these services. In the case of the California and New York Funds, the Distributor provided similar services under Administrative Services Agreements with the Funds under which the Funds paid a fee at the rate of 0.125% of each Fund's average daily net assets. For the year ended December 31, 1994, the Distributor waived its fees of $49,097 and $25,557 for these services for the California and New York Funds, respectively, and for the year ended December 31, 1995, the Distributor waived its fees of $46,879 and $22,124 for these services from the California and New York Funds, respectively.

         Pursuant to a contract between the Funds and NEFSCO, NEFSCO acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. The Funds pay an annual per-account fee to NEFSCO for these services in the amount of $17.75 for the Balanced Fund, Growth Fund, Capital Growth Fund, Value Fund, International Equity Fund, Star Advisers Fund, Star Worldwide Fund, Star Small Cap Fund, Growth Opportunities Fund and Strategic Income Fund, and $15.95 for the High Income Fund, Massachusetts Fund, Limited Term U.S. Government Fund, Adjustable Rate Fund, California Fund, New York Fund, Bond Income Fund, Municipal Income Fund and Government Securities Fund. NEFSCO has subcontracted with State Street Bank for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, NEFSCO pays BFDS a monthly per account fee of $0.95 for the California Fund, New York Fund, Bond Income Fund, Municipal Income Fund, Adjustable Rate Fund, Government Securities Fund and Strategic Income Fund; $0.87 for the Massachusetts Fund, High Income Fund and Limited Term U.S. Government Fund; $0.78 for the International Equity Fund, Capital Growth Fund, Balanced Fund, Value Fund, Growth Fund, Star Advisers Fund, Star Worldwide Fund and Star Small Cap Fund; and $0.70 for the Growth Opportunities Fund. The Equity Income Fund pays a $250 monthly fee to NEFSCO for these services which NEFSCO pays in full to State Street Bank for it to provide through BFDS transaction processing and other services.


         In addition, during the fiscal year ended December 31, 1997 NEFM performed certain accounting and administrative services for the Funds. Each Fund reimbursed NEFM for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities.


         During the fiscal year ended December 31, 1995, NEFM received legal and accounting services fees paid by the Growth Fund, Balanced Fund, Value Fund, Bond Income Fund, Municipal Income Fund, Government Securities Fund, International Equity Fund, Capital Growth Fund, Star Advisers Fund, Strategic Income Fund and Growth Opportunities Fund in the amounts of $50,953, $49,574, $48,646, $51,226, $49,539, $50,822, $49,248, $47,876, $53,185, $35,874 and
$27,466, respectively.


         During the fiscal year ended December 31, 1996, NEFM received legal and accounting services fees paid by the Growth Fund, Balanced Fund, Value Fund, Bond Income Fund, Municipal Income Fund, Government Securities Fund, International Equity Fund, Capital Growth Fund, Equity Income Fund, Star Advisers Fund and Star Worldwide Fund in the amounts of $173,071, $56,069, $54,574, $44,322, $40,947, $34,007, $51,077, $36,732, $0, $98,321 and $24,445,
respectively.


         During the fiscal year ended December 31, 1997, NEFM received legal and accounting services fees paid by the Growth Fund, Balanced Fund, Value Fund, Bond Income Fund, Municipal Income Fund, Government Securities Fund, International Equity Fund, Capital Growth Fund, Equity Income Fund, Star Advisers Fund and Star Worldwide Fund in the amounts of $194,847, $63,400, $66,675, $43,165, $38,598, $30,213, $32,743, $38,845, $3,543, $129,628 and
$43,298.


-------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
-------------------------------------------------------------------------------


         All Fixed Income Funds. In placing orders for the purchase and sale of portfolio securities for each Fund, Back Bay Advisors and Loomis Sayles always seek the best price and execution. Some of each Fund's portfolio transactions are placed with brokers and dealers who provide Back Bay Advisors or Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Back Bay Advisors or Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Back Bay Advisors or Loomis Sayles. The services may also be used by Back Bay Advisors or Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.


         All Equity Funds. In placing orders for the purchase and sale of equity securities, each Fund's adviser or subadviser selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

         Star Advisers Fund and Star Worldwide Fund (segments advised by Janus Capital). Decisions as to the assignment of portfolio business for the segments of the Star Advisers and Star Worldwide Funds' portfolios advised by Janus Capital and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable securities price) of all portfolio transactions. In placing portfolio transactions for its segments, Janus Capital may agree to pay brokerage commissions for effecting a securities transaction, in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

         In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including, but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the securities being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writing, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


         Janus Capital may use research products and services in servicing other accounts in addition to the Star Advisers and Star Worldwide Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.


         Janus Capital may also consider sales of shares of mutual funds advised by Janus Capital by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase shares of such funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Star Advisers and Star Worldwide Funds. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.


         Star Advisers Fund and Star Worldwide Fund (segments advised by Founders). It is the policy of Founders, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to the segment of the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the segment in the future, and the financial strength and stability of the broker.

         Subject to the policy of seeking best execution of orders at the most favorable prices, Founders may execute transactions with brokerage firms that provide research services and products to Founders. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and obtaining products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist Founders in furtherance of its investment advisory responsibilities to its advisory clients. Such services and products permit Founders to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. Founders may receive a benefit from these research services and products which is not passed on, in the form of a direct monetary benefit, to the segment of the Fund. If Founders determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Founders will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that Founders determines will assist it in the investment decision-making process may be paid for with Fund brokerage commissions, i.e. with "soft dollars." The non-research part must be paid for in "hard dollars," i.e. from Founders, own Funds. Any such allocation may create a conflict of interest for Founders.

         Neither the research services nor the amount of brokerage given to a particular broker-dealer are made pursuant to any agreement or commitment with any of the selected broker-dealers that would bind Founders to compensate the selected broker-dealer for research provided. However, Founders maintains an internal allocation procedure to identify those broker-dealers that have provided it with research and endeavors to direct sufficient commissions to them to ensure continued receipt of research Founders believes is useful.


         Research services and products may be useful to Founders in providing investment advice to any of the funds or clients it advises. Likewise, information made available to Founders from brokers effecting securities transactions for such other funds and clients may be utilized on behalf of another fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.


         Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of shares of the Fund may also be considered as a factor in the selection of brokerage firms to execute portfolio transactions for the segment of the Fund.


         Because selection of executing brokers is not based solely on net commissions, the segment of the Fund advised by Founders may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. Founders will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for Founders to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over-the-counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of Founders, better prices and execution are available elsewhere.

         All Equity Funds advised by Loomis Sayles. In placing orders for the purchase and sale of securities for the Balanced Fund, International Equity Fund, Value Fund, Equity Income Fund and the segments of the Star Advisers Fund and the Star Small Cap Fund advised by Loomis Sayles, Loomis Sayles follows the same policies as for the other Funds for which it acts as subadviser, except that Loomis Sayles may cause these Funds or segments to pay a broker-dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Fund and its other clients. Loomis Sayles' authority to cause these Funds or segments to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.


         Growth Opportunities Fund and Capital Growth Fund (advised by Westpeak). In placing orders for the purchase and sale of securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's overall responsibilities to the Fund and its other clients. Westpeak's authority to cause the Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Fund may adopt from time to time.


         Star Advisers, Star Worldwide and Star Small Cap Funds (segments advised by Harris). In placing orders for the purchase and sale of portfolio securities for the segments of the Star Advisers, Star Worldwide and Star Small Cap Funds advised by Harris, Harris always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers who make the market for such securities unless, in the judgment of Harris, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

         Harris selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

         Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Harris believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris's expenses. Such services may be used by Harris in servicing other client accounts and in some cases may not be used with respect to the Funds. Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Harris may, however, consider purchases of shares of the Star Advisers, Star Worldwide and Star Small Cap Funds by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund portfolio transactions.

         Harris may cause its segments of the Star Advisers, Star Worldwide and Star Small Cap Funds to pay a broker-dealer that provides brokerage and research services to Harris an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris's overall responsibilities to the Funds and its other clients. Harris's authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

         Star Worldwide and Star Small Cap Funds (segments advised by Montgomery). In all purchases and sales of securities for its segments of the Funds, Montgomery's primary consideration is to obtain the most favorable execution available. Pursuant to the subadvisory agreements between NEFM and Montgomery, Montgomery determines which securities are to be purchased and sold by its segments and which broker-dealers are eligible to execute its segments' portfolio transactions, subject to the instructions of, and review by, NEFM and the trustees. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a market-maker unless, in the opinion of Montgomery, a better price and execution can otherwise be obtained by using a broker for the transaction.

         For the Star Worldwide Fund, Montgomery contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. In purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") (and other similar instruments), Montgomery's segments of the Star Worldwide Fund may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which Montgomery's segment of the Star Worldwide Fund may invest may be traded in the over-the-counter markets.

         Purchases of portfolio securities for the segments also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which this segment will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, Montgomery will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by the segment of the Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

         Montgomery may also consider the sale of the Star Worldwide and Star Small Cap Funds' shares as a factor in the selection of broker-dealers to execute portfolio transactions for its segments. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc.

         While Montgomery's general policy is to seek first to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to Montgomery, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by Montgomery in advising other clients. Montgomery considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under its subadvisory agreements with NEFM, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the segments of the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by Montgomery to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the segments of the Funds or assist Montgomery in carrying out its responsibilities to the segments of the Funds. The standard of reasonableness is to be measured in light of Montgomery's overall responsibilities to its segments. The trustees of the Trusts review all brokerage allocations where services other than best execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Fund.

         On occasion, situations may arise in which legal and regulatory considerations will preclude trading for the segments' accounts by reason of activities of Montgomery Securities, a broker-dealer affiliated with Montgomery, or its affiliates. It is the judgment of the trustees that the Funds will not be materially disadvantaged by any such trading preclusion and that the desirability of continuing their subadvisory arrangements with Montgomery and Montgomery's affiliation with Montgomery Securities and other affiliates of Montgomery Securities outweigh any disadvantages that may result from the foregoing.

         Montgomery's sell discipline for the segments' investment in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by Montgomery in determining the appropriate investment horizon.

         At the company level, sell decisions are influenced by a number of factors, including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and declining financial flexibility, may also signal a sell.

         Star Small Cap Fund (segment advised by Robertson Stephens). It is the policy of Robertson Stephens, in effecting transactions in portfolio securities, to seek the best execution of orders. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to this segment of the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for this segment in the future, and the financial strength and stability of the broker.

         Subject to the policy of seeking best execution of orders at the most favorable prices, Robertson Stephens may execute transactions with brokerage firms which provide research services and products to Robertson Stephens. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and the obtainment of products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist Robertson Stephens in furtherance of its investment advisory responsibilities to its advisory clients. Such services and products permit Robertson Stephens to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. Robertson Stephens may receive a benefit from these research services and products which is not passed on, in the form of a direct monetary benefit, to this segment of the Fund. If Robertson Stephens determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Robertson Stephens may allocate the cost of such service or product accordingly. The portion of the product or service that Robertson Stephens determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Any such allocation may create a conflict of interest for Robertson Stephens. Subject to the standards outlined in this and the preceding paragraph, Robertson Stephens may arrange to execute a specified dollar amount of transactions through a broker that has provided research products or services. Such arrangements do not constitute commitments by Robertson Stephens to allocate portfolio brokerage upon any prescribed basis, other than upon the basis of seeking best execution of orders.

         Research services and products may be useful to Robertson Stephens in providing investment advice to any of the funds or clients it advises. Likewise, information made available to Robertson Stephens from brokers effecting securities transactions for such other funds and clients may be utilized on behalf of another fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

         Subject to the policy of seeking the best execution of orders, sales of shares of the Fund may also be considered as a factor in the selection of brokerage firms to execute portfolio transactions for this segment of the Fund.

         Because selection of executing brokers is not based solely on net commissions, the segment of the Fund advised by Robertson Stephens may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. Robertson Stephens will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for Robertson Stephens to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over-the-counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of Robertson Stephens, better prices and execution are available elsewhere.

         Subject to the overriding objective of obtaining the best possible execution of orders, each of the subadvisers may allocate brokerage transactions to affiliated brokers. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the trustees of the Trusts, including a majority of those trustees who are not "interested persons" of the Trusts as defined in the 1940 Act have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

General

         Portfolio turnover is not a limiting factor with respect to investment decisions. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.


         Subject to procedures adopted by the Board of Trustees of the Trusts, the Funds' brokerage transactions may be executed by brokers that are affiliated with Nvest Companies or the Funds' advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act.

         The Bond Income, Government Securities and Municipal Income Funds and all the Funds of New England Funds Trust II may pay brokerage commissions to New England Securities for acting as the respective Fund's agent on purchases and sales of securities. SEC rules require that the commissions paid to New England Securities by a Fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The trustees of the Trusts, including those who are not "interested persons" of the Trusts, have adopted procedures for evaluating the reasonableness of commissions paid to New England Securities and will review these procedures periodically.


         Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts, such as New England Securities, may not serve as the Funds' dealer in connection with such transactions.

         It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

-------------------------------------------------------------------------------
                DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES
-------------------------------------------------------------------------------


         New England Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. Until September 1986, the name of the Trust was "New England Life Government Securities Trust"; from September 1986 to April 1994, its name was "The New England Funds." Prior to January 5, 1996, the name of the Municipal Income Fund was "New England Tax Exempt Income Fund." The initial portfolio of the Trust (the Fund now called New England Government Securities Fund) commenced operations on September 16, 1985. The International Equity Fund commenced operations on May 22, 1992. The Capital Growth Fund was organized in 1992 and commenced operations on August 3, 1992. The Star Advisers Fund was organized in 1994 and commenced operations on July 7, 1994. The Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995. The Star Worldwide Fund was organized in 1995 and commenced operations on December 29, 1995. The Star Small Cap Fund was organized in 1996 and commenced operations on December 31, 1996. The remaining Funds in the Trust are successors to the following corporations which commenced operations in the years indicated:


                         Corporation                   Date of Commencement
                         -----------                   --------------------
     NEL Growth Fund, Inc.                                     1968
     NEL Retirement Equity Fund, Inc.*                         1969
     NEL Equity Fund, Inc.**                                   1968
     NEL Income Fund, Inc.***                                  1973
     NEL Tax Exempt Bond Fund, Inc.****                        1976

          *  Predecessor of the Value Fund
         **  Predecessor of the Balanced Fund
        ***  Predecessor of the Bond Income Fund
       ****  Predecessor of the Municipal Income Fund


         New England Funds Trust II is organized as a Massachusetts business trust pursuant to a Declaration of Trust dated May 6, 1931, as amended, and consisted of a single investment portfolio (now the Growth Opportunities Fund) until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has seven separate portfolios. Until December 1988, the name of the Trust was "Investment Trust of Boston"; from December 1988 until April 1992, its name was "Investment Trust of Boston Funds"; from April 1992 until April 1994, its name was "TNE Funds Trust." The High Income Fund and the Massachusetts Fund are successors to separate investment companies that were organized in 1983 and 1984, respectively, and reorganized as series of the Trust in January 1989. The Limited Term U.S. Government Fund was organized in 1988 and commenced operations in January 1989. The Adjustable Rate Fund was organized in 1991 and commenced operations on October 18 of that year. The California and New York Funds were organized in 1993 and commenced operations on April 23 of that year. Prior to May 1, 1998, the name of the New York Fund was "New England Intermediate Term Tax Free Fund of New York."

         New England Funds Trust III was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated August 22, 1995. The Trust has two separate portfolios (New England Bullseye Fund and the Equity Income Fund).


         The Declarations of Trust of New England Funds Trust I, New England Funds Trust II and New England Funds Trust III permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the trustees may determine. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declarations of Trust also permit the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

         The shares of all the Funds (except as noted in the preceding paragraphs of this section) are divided into four classes, Class A, Class B, Class C and Class Y. Each Fund offers such classes of shares as set forth in such Fund's Prospectus. Class Y shares are available for purchase only by certain eligible institutional investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund [excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")] are borne by its Class A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares.

         The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

         The Declarations of Trust also permit each Trust's trustees, without shareholder approval, to subdivide any series or class of shares or fund into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While the trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.


         The Declarations of Trust provide for the perpetual existence of the Trusts. Any Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. While each Declaration of Trust further provides that the board of trustees may also terminate the relevant Trust upon written notice to its shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.


Voting Rights

         As summarized in the Prospectuses, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

         The Declarations of Trust provide that on any matter submitted to a vote of all shareholders of a Trust, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.


         There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.


         Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

         Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

         No amendment may be made to a Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change the Trust's or a Fund's name or to cure technical problems in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Shareholder and Trustee Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.


         The Declarations of Trust further provide that the relevant Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


-------------------------------------------------------------------------------
                                HOW TO BUY SHARES
-------------------------------------------------------------------------------

         The procedures for purchasing shares of the Funds are summarized in the Prospectus. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

         For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.


         Shares may also be purchased either in writing, by phone or, in the case of Class A, B and C shares, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectuses through firms that are members of the National Association of Securities Dealers, Inc. and that have selling agreements with the Distributor.

         The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.


-------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------

         The method for determining the public offering price and net asset value per share is summarized in the Prospectus.


         The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange is open for trading. The weekdays that the New York Stock Exchange (the "NYSE") is expected to be closed are New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker. Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. Government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the board.

         Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the NYSE. Securities traded on a non-U.S. exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the NYSE, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees.

         Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.


         The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by NEFSCO or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B, C or Y share of a Fund is the next-determined net asset value.


-------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

Open Accounts

         A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. NEFSCO may charge a fee for providing duplicate information.

         The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

         The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Class A, B and C Shares)


         Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to NEFSCO for investment in the Fund. A plan may be opened with an initial investment of $100 or more and thereafter regular monthly checks of $100 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan. An application may be found in the Prospectus or may be obtained by calling the Distributor at 1-800-225-5478 or your investment dealer.


         This program is voluntary and may be terminated at any time by NEFSCO upon notice to existing plan participants.

         The Investment Builder Program plan may be discontinued at any time by the investor by written notice to NEFSCO, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to you at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans Offering Tax Benefits (Class A, B and C Shares)

         The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.


         The reduced minimum initial investment available to retirement plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for 401(k), SARSEP, SEP, SIMPLE Plans, 403(b) and certain other retirement plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). Plan documents and further information can be obtained from the Distributor.


         An investor should consult a competent tax or other adviser as to the suitability of a Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

         Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Class A, B and C Shares)


         An investor owning a Fund's shares having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.


         A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

         In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to a redemption pursuant to the Plan.

         All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.


         Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan.

         It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Systematic Withdrawal Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments.


         Because of statutory restrictions this plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Exchange Privilege


         A shareholder may exchange the shares of any Fund (except for shares of the Adjustable Rate Fund and in the case of Class A shares of the California Fund, only if such shares have been held for at least six months) for shares of the same class of any other Fund (subject to the investor eligibility requirements, if any, of the Fund into which the exchange is being made) on the basis of relative net asset values at the time of the exchange without any sales charge. In the case of Class A shares of the Adjustable Rate Fund or California Fund shares held less than six months, if exchanged for shares of any other Fund that has a higher sales charge, shareholders will pay the difference between any sales charge already paid on their Adjustable Rate Fund shares and the higher sales charge of the Fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. If you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Funds. On all exchanges of Class A, B or C shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC, if any, and, for Class B shares only, conversion to Class A shares. The aging resumes only when an exchange is made back into shares of a Fund. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds or for Class A shares of the Money Market Funds. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or NEFSCO at 1-800-225-5478 or (2) a written exchange request to the Fund orNEFSCO, P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is $1,000.

         For the purpose of the foregoing paragraph, New England Bullseye Fund (a series of New England Funds Trust III) is considered a "Fund."

Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 6:00 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

The investment objectives of the Funds, New England Bullseye Fund and the Money Market Funds are as follows:


STOCK FUNDS:

         NEW ENGLAND GROWTH FUND seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

         NEW ENGLAND CAPITAL GROWTH FUND seeks long-term growth of capital.

         NEW ENGLAND VALUE FUND seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

         NEW ENGLAND BALANCED FUND seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

         NEW ENGLAND GROWTH OPPORTUNITIES FUND seeks opportunities for long-term growth of capital and income.

         NEW ENGLAND INTERNATIONAL EQUITY FUND seeks total return from long-term growth of capital and dividend income primarily through investment in a diversified portfolio of marketable international equity securities.

         NEW ENGLAND STAR ADVISERS FUND seeks long-term growth of capital.

         NEW ENGLAND STAR WORLDWIDE FUND seeks long-term growth of capital.

         NEW ENGLAND STAR SMALL CAP FUND seeks capital appreciation.

         NEW ENGLAND EQUITY INCOME FUND seeks current income and capital growth.


         NEW ENGLAND BULLSEYE FUND seeks long-term growth of capital.


BOND FUNDS:

         NEW ENGLAND GOVERNMENT SECURITIES FUND seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities and engaging in transactions involving related options, futures and options on futures.

         NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND seeks a high current return consistent with preservation of capital.

         NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND seeks a high level of current income consistent with low volatility of principal.

         NEW ENGLAND STRATEGIC INCOME FUND seeks high current income with a secondary objective of capital growth.


         NEW ENGLAND BOND INCOME FUND seeks a high level of current income consistent with what the Fund considers reasonable risk.


         NEW ENGLAND HIGH INCOME FUND seeks high current income plus the opportunity for capital appreciation to produce a high total return.


         NEW ENGLAND MUNICIPAL INCOME FUND seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital.

         NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND seeks as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as the Fund's subadviser believes is consistent with preservation of capital.


         NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA seeks as high a level of current income exempt from federal income tax and its state personal income tax as is consistent with preservation of capital.

         NEW ENGLAND TAX FREE INCOME FUND OF NEW YORK seeks as high a level of current income exempt from federal income tax and its state personal income tax and New York City personal income tax as is consistent with preservation of capital.

MONEY MARKET FUNDS:

NEW ENGLAND CASH MANAGEMENT TRUST -

           Money Market Series -- maximum current income consistent with preservation of capital and liquidity.

NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST -- current income exempt from federal income taxes consistent with preservation of capital and liquidity.


         As of April 10, 1998, the net assets of the Funds and the Money Market Funds totaled over $7 billion.




Automatic Exchange Plan (Class A, B and C Shares)

         As described in the Prospectus following the caption "Owning Fund Shares," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The exchanges are made on the 15th of each month or the first business day thereafter if the 15th is not a business day until the account is exhausted or until NEFSCO is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form is available from NEFSCO or your financial representative to establish an Automatic Exchange Plan.

--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------


         The procedures for redemption of shares of a Fund are summarized in the Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Class A, Class B and Class C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

         To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

         For Class B shares purchased prior to May 1, 1997, the CDSC will be calculated as follows: 4% if redemption occurs within the first year, 3% if redemption occurs within the second year or third year, 2% if redemption occurs within the fourth year, 1% if redemption occurs within the 5th year and no CDSC for redemptions after the fifth year. Class C shares purchased prior to March 1, 1998 are not subject to a CDSC on redemption.


         Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.


         If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 1-800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted and a new request on a later day will be necessary. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request.


         In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, available from your investment dealer. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be sent. Any change in the bank account so designated may be made by furnishing to your investment dealer a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

         The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited less than fifteen days prior to the redemption request (unless the Fund is aware that the check has cleared).

         The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not be exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

         The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

         The CDSC may also by waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

         A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of New England Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.


         The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the relevant Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the relevant Fund at the beginning of such period. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Funds' distributor). A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.


Reinstatement Privilege (Class A shares only)

         The Prospectus describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

         Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

-------------------------------------------------------------------------------
                          STANDARD PERFORMANCE MEASURES
-------------------------------------------------------------------------------

Calculations of Yield

         Each Fund (except the Growth, Value, Growth Opportunities, Star Advisers, Star Worldwide, Star Small Cap, International Equity, Equity Income and Capital Growth Funds) may advertise the yield of its Class A, Class B, Class C and Class Y shares. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund.


         The Municipal Income Fund, the Massachusetts Fund, the California Fund and the New York Fund each may also advertise a taxable equivalent yield, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the tax-exempt income of the Fund divided by the difference between 1 and the effective federal (or combined federal and state) income tax rate for taxpayers in that tax bracket.


         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

         Calculation of Total Return. Total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund.

Performance Comparisons

         Yield and Total Return. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Class A, Class B and Class C shares. The Funds may from time to time include their yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having similar investment objectives.

         Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.


         The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 379 industrial, 10 transportation and 74 financial services concerns and 37 utilities. The S&P 500 represents about 92% (as of March 31, 1998) of the market value of all issues traded on the NYSE.


         The Salomon Brothers World Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.


         The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,876 bonds with a face value currently in excess of $3.5 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rated agency.

         The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximate 42,000 bonds.

         The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the NYSE.

         The Merrill Lynch High Yield Index includes over 951 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below), and the First Boston High Yield Index includes over 1,400 issues and represents all public debt greater than $100 million (original issuance and rated BBB/BB and below).


         The Salomon Brothers Broad Investment Grade Bond Index is a price composite of a broad range of institutionally based U.S. Government mortgage-backed and corporate debt securities of investment outstanding of at least $1 million and with a remaining period to maturity of at least one year.

         The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.


         Lipper Analytical Services, Inc. is an independent service that monitors the performance of over 8,000 mutual funds, and calculates total return for the funds grouped by investment objective. Lipper's Mutual Fund Performance Analysis, Small Cap Company Analysis and Mutual Fund Indices measure total return and average current yield for the mutual fund industry. Rankings of individual mutual fund performance over specified time periods assume reinvestment of all distributions, exclusive of sales charges.

         The Russell 3000 Index is a capitalization-weighted index which comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded in the United States on the NYSE, the American Stock Exchange and NASDAQ. The Russell 2000 Index represents the top 2,000 stocks traded on the NYSE, American Stock Exchange and NASDAQ, by market capitalizations.

         The Morgan Stanley Capital International Europe, Australasia and Far East Index (the "EAFE Index") is a market-value weighted and unmanaged index of common stocks traded outside the United States. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market values (market price per share times the number of shares outstanding).

         The Morgan Stanley Capital International Europe, Australasia and Far East(Gross Domestic Product) Index (the "EAFE (GDP) Index") is a market-value weighted and unmanaged index of common stocks traded outside the United States. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.


         The International Equity and Star Worldwide Funds may compare their performance to the Salomon-Russell Broad Market Index Global X-US and to universes of similarly managed investment pools compiled by Frank Russell Company and Intersec Research Corporation.

         From time to time, the Adjustable Rate Fund's advertisements and other materials and communications may cite statistics to reflect the Fund's performance over time, utilizing comparisons to indexes including those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indexes include the one-, three-, five-, ten- and 30-year constant maturity Treasury rates, the three-month and 180-day Treasury bill rate, rates on longer-term Treasury certificates, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime lending rate of one or several banks, and commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.


         The current interest rate on many FNMA adjustable rate mortgage securites ("ARMs") is set by reference to the 11th District Cost of Funds Index published monthly by the Federal Reserve. Since June 1987, the current interest rate on these ARMs, measured on a monthly basis, has been higher than the average yield of taxable money market funds represented by Donoghue's Taxable Money Fund Average and current rates on newly issued one year bank certificates of deposit. The interest rates on other ARMs and the yield on the Adjustable Rate Fund's portfolio may be higher or lower than the interest rates on FNMA ARMs and there is also no assurance that historical yield relationships among different types of investments will continue.


         Advertising and promotional materials may refer to the maturity and duration of the Bond Funds. Maturity refers to the period of time before a bond or other debt instrument becomes due. Duration is a commonly used measure of the price responsiveness of a fixed-income security to an interest rate change (i.e., the change in price one can expect from a given change in yield).


         Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for New England Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Appendix B to this Statement, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper Analytical Services and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer toNvest Companies, its structure, goals and objectives and the advisory subsidiaries ofNvest Companies, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regardingNvest Companies, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Appendix C.


         The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                                            INVESTMENTS AT 8% RATE OF RETURN

                 5 YRS.           10             15              20               25              30
              ------------   ------------   ------------    ------------     ------------    ------------
      $  50           3,698          9,208         17,417           29,647          47,868           75,015
         75           5,548         13,812         26,126           44,471          71,802          112,522
        100           7,396         18,417         34,835           59,295          95,737          150,029
        150          11,095         27,625         52,252           88,942         143,605          225,044
        200          14,793         36,833         69,669          118,589         191,473          300,059
        500          36,983         92,083        174,173          296,474         478,683          750,148

                                            INVESTMENTS AT 10% RATE OF RETURN

                 5 YRS.            10             15              20               25               30
              ------------    ------------   ------------    ------------     ------------     ------------
      $  50           3,904          10,328         20,896           38,285          66,895            113,966
         75           5,856          15,491         31,344           57,427         100,342            170,949
        100           7,808          20,655         41,792           76,570         133,789            227,933
        150          11,712          30,983         62,689          114,855         200,684            341,899
        200          15,616          41,310         83,585          153,139         267,578            455,865
        500          39,041         103,276        208,962          382,848         668,945          1,139,663


         The Funds' advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the New England Funds. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the New England Funds. For example, the Adjustable Rate Fund's advertising and sales literature may include the historical and current performance and total returns of bank certificates of deposits, bank and mutual fund money market accounts and other income investments; and the advertising and sales literature of any of the New England Funds, but particularly that of the Star Worldwide Fund and the International Equity Fund, may discuss all of the above international developments, including, but not limited to, international developments involving Europe, North and South America, Asia, the Middle East and Africa, as well as events and issues affecting specific countries that directly or indirectly may have had consequences for the New England Funds or may have influenced past performance or may influence current or prospective performance of the New England Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trusts, the Distributor, and the transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through the Trusts and their features and benefits, including the details of the pricing structure.

         The Distributor may make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and raters including, but not limited to, Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and the Distributor's selection including, but not limited to, the scores and categories in which the Distributor excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom the Distributor competed for the award, honor or citation.

         The Distributor may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of the Distributor


         Advertising and sales literature may also refer to the beta coefficient of the New England Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the New England Funds may be compared to the beta coefficients of other funds.


         The Funds may enter into arrangements with banks exempted from broker-dealer registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the New England Funds and the Distributor as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

         In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.


-------------------------------------------------------------------------------
           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS
-------------------------------------------------------------------------------

         As described in the Prospectus, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.


         Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to New England Funds. In order for a change to be in effect for any dividend or distribution, it must be received by New England Funds on or before the record date for such dividend or distribution.


         As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.


         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund (other than "exempt-interest dividends" paid by the Municipal Income, Massachusetts, New York and California Funds, as described in the relevant Prospectuses) whether received in cash or additional shares of the Fund. Distributions by each Fund of net investment income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months, i.e. 28% Rate Gain, and from net gains on securities held for more than 18 months, i.e. 20% Rate Gain, will be taxable to shareholders as such, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares.


         Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.

         Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

         The International Equity, Star Worldwide and Star Small Cap Funds may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund has elected to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.


         Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as 28% Rate Gain if the shares have been held for more than one year but not more than 18 months, and as 20% Rate Gain if the shares have been held for more than 18 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.


         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

         Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

         The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

-------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

         The financial statements of the Funds and the related reports of independent accountants included in the Funds' annual reports for the year ended December 31, 1997 are incorporated herein by reference.

                                   APPENDIX A
                           DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S CORPORATION

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.


BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default of there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

         1. An application for rating was not received or accepted.
         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
         3. There is a lack of essential data pertaining to the issue or issuer.
         4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is not longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

FITCH INVESTOR SERVICES, INC.

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B
                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                          Fortune
Adam Smith's Money World                    Fox Network and affiliates
America On Line                             Fund Action
Anchorage Daily News                        Fund Decoder
Atlanta Constitution                        Global Finance
Atlanta Journal                             (the) Guarantor
Arizona Republic                            Hartford Courant
Austin American Statesman                   Houston Chronicle
Baltimore Sun                               INC
Bank Investment Marketing                   Indianapolis Star
Barron's                                    Individual Investor
Bergen County Record (NJ)                   Institutional Investor
Bloomberg Business News                     International Herald Tribune
B'nai B'rith Jewish Monthly                 Internet
Bond Buyer                                  Investment Advisor
Boston Business Journal                     Investment Company Institute
Boston Globe                                Investment Dealers Digest
Boston Herald                               Investment Profiles
Broker World                                Investment Vision
Business Radio Network                      Investor's Daily
Business Week                               IRA Reporter
CBS and affiliates                          Journal of Commerce
CFO                                         Kansas City Star
Changing Times                              KCMO (Kansas City)
Chicago Sun Times                           KOA-AM (Denver)
Chicago Tribune                             LA Times
Christian Science Monitor                   Leckey, Andrew (syndicated column)
Christian Science Monitor News Service      Lear's
Cincinnati Enquirer                         Life Association News
Cincinnati Post                             Lifetime Channel
CNBC                                        Miami Herald
CNN                                         Milwaukee Sentinel
Columbus Dispatch                           Money
CompuServe                                  Money Maker
Dallas Morning News                         Money Management Letter
Dallas Times-Herald                         Morningstar
Denver Post                                 Mutual Fund Market News
Des Moines Register                         Mutual Funds Magazine
Detroit Free Press                          National Public Radio
Donoghues Money Fund Report                 National Underwriter
Dorfman, Dan (syndicated column)            NBC and affiliates
Dow Jones News Service                      New England Business
Economist                                   New England Cable News
FACS of the Week                            New Orleans Times-Picayune
Fee Adviser                                 New York Daily News
Financial News Network                      New York Times
Financial Planning                          Newark Star Ledger
Financial Planning on Wall Street           Newsday
Financial Research Corp.                    Newsweek
Financial Services Week                     Nightly Business Report
Financial World                             Orange County Register
Fitch Insights                              Orlando Sentinel
Forbes                                      Palm Beach Post
Fort Worth Star-Telegram                    Pension World

Pensions and Investments                    Standard & Poor's Stock Guide
Personal Investor                           Stanger's Investment Advisor
Philadelphia Inquirer                       Stockbroker's Register
Porter, Sylvia (syndicated column)          Strategic Insight
Portland Oregonian                          Tampa Tribune
Prodigy                                     Time
Public Broadcasting Service                 Tobias, Andrew (syndicated column)
Quinn, Jane Bryant (syndicated column)      Toledo Blade
Registered Representative                   UPI
Research Magazine                           US News and World Report
Resource                                    USA Today
Reuters                                     USA TV Network
Rocky Mountain News                         Value Line
Rukeyser's Business (syndicated column)     Wall St. Journal
Sacramento Bee                              Wall Street Letter
San Diego Tribune                           Wall Street Week
San Francisco Chronicle                     Washington Post
San Francisco Examiner                      WBZ
San Jose Mercury                            WBZ-TV
Seattle Post-Intelligencer                  WCVB-TV
Seattle Times                               WEEI
Securities Industry Management              WHDH
Smart Money                                 Worcester Telegram
St. Louis Post Dispatch                     World Wide Web
St. Petersburg Times                        Worth Magazine
Standard & Poor's Outlook                   WRKO

                                   APPENDIX C
                     ADVERTISING AND PROMOTIONAL LITERATURE


         References may be included in New England Funds' advertising and promotional literature to Nvest Companies and its affiliates that perform advisory and subadvisory functions for New England Funds also including, but not limited to: Back Bay Advisors, Harris, Loomis Sayles, CGM, Westpeak and Jurika & Voyles, L.P. Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the Oakmark Funds advised by Harris.

         References may be included in New England Funds' advertising and promotional literature to other Nvest Companies affiliates including, but not limited toNvest Corporation, AEW Capital Management, L.P., Marlborough Capital Advisors, L.P., Reich & Tang Capital Management, Reich and Tang Mutual Funds Group and Jurika & Voyles, L.P. and their fund groups.

         References to subadvisers unaffiliated with Nvest Companies that perform subadvisory functions on behalf of New England Funds and their respective fund groups may be contained in New England Funds' advertising and promotional literature including, but not limited to, Janus Capital, Founders, Montgomery and Robertson Stephens.


         New England Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:


o Specific and general assessments and forecasts regarding U.S. and world economies, and the economies of specific nations and their impact on the New England Funds;


o Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions;

o Specific and general investment philosophies, strategies, processes, techniques and types of analysis;

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services;

o The corporate histories, founding dates and names of founders of the entities;

o   Awards, honors and recognition given to the entities;

o The names of those with ownership interest and the percentage of ownership interest;

o The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans;

o Current capitalizations, levels of profitability and other financial and statistical information;


o Identification of portfolio managers, researchers, economists, principals and other staff members and employees;

o The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors;

o Specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments;


o   Current and historical statistics regarding:


    -total dollar amount of assets managed
    -New England Funds' assets managed in total and by fund
    -the growth of assets
    -asset types managed
    -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
    -the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or sub-adviser;


o The general and specific strategies applied by the advisers in the management of New England Funds portfolios including, but not limited to:


    -the pursuit of growth, value, income oriented, risk management or other strategies
    -the manner and degree to which the strategy is pursued
    -whether the strategy is conservative, moderate or extreme and an explanation of other features and attributes
    -the types and characteristics of investments sought and specific portfolio holdings
    -the actual or potential impact and result from strategy implementation -through its own areas of expertise and operations, the value added by sub-advisers to the management process
    -the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs, and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500
    -the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues; and


o Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than New England Funds, and those families of funds, other than New England Funds. Any such references will indicate that New England Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the Funds' advisers and sub-advisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.


         In addition, communications and materials developed by New England Funds will make reference to the following information about Nvest Companies and its affiliates:

         Nvest Companies is part of an affiliated group includingNvest, L.P. a publicly traded company listed on the NYSE. Nvest Companies has 14 principal subsidiary or affiliated asset management firms, which collectively had more than $125 billion of assets under management as of December 31, 1997. In addition, promotional materials may include:

o Specific and general references to New England Funds multi-manager approach through Nvest Companies affiliates and outside firms including, but not limited to, the following:

    -that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from Nvest Companies and the other investment managers
    -other fund companies are limited to a "one size fits all" approach but New England Funds draws upon the talents of multiple managers whose expertise best matches the fund objective
    -in this and other contexts reference may be made to New England Funds' slogan "Where The Best Minds Meet"(R) and that New England Funds' ability to match the talent to the task is one more reason it is becoming known as "Where The Best Minds Meet."

         Financial Adviser Services ("FAS"), a division ofNvest Companies, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to Nvest Companies affiliated fund groups including: New England Funds, Loomis Sayles Funds, Oakmark Funds and Reich & Tang Funds.

         FAS will provide marketing support to Nvest Companies affiliated fund groups targeting financial advisers, financial intermediaries and institutional clients who may transact purchases and other fund-related business directly with these fund groups. Communications will contain information including, but not limited to: descriptions of clients and the marketplaces to which it directs its efforts; the mission and goals of FAS and the types of services it provides which may include: seminars; its 1-800 number, web site, Internet or other electronic facilities; qualitative information about the funds' investment methodologies; information about specific strategies and management techniques; performance data and features of the funds; institutional oriented research and portfolio manager insight and commentary. Additional information contained in advertising and promotional literature may include: rankings and ratings of the funds including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.


         References may be included in New England Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information, industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom New England Funds may or may not have a relationship.

o Specific and general references to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the New England Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

o Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

    -past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulations. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans;
    -information about the history, status and future trends of Social
     Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs; and
    -current and prospective ERISA regulation and requirements.

o Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the New England Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

   -increased employee retention
   -reinforcement or creation of morale
   -deductibility of contributions for participants
   -deductibility of expenses for employers
   -tax deferred growth, including illustrations and charts
   -loan features and exchanges among accounts
   -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

o Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, New England Funds and investing in its 401(k) and retirement plans, including, but not limited to:

    -the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena
    -broad choice of investment options and competitive fees
    -plan sponsor and participant statements and notices
    -the plan prototype, summary descriptions and board resolutions
    -plan design and customized proposals
    -trusteeship, record keeping and administration
    -the services of State Street Bank, including, but not limited to, trustee services and tax reporting
    -the services of DST and BFDS, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
    -the services of Trust Consultants Inc. (TCI), including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

o Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

    -access to expertise on investments
    -assistance in interpreting past, present and future market trends and economic events
    -providing information to clients including participants during enrollment and on an ongoing basis after participation
    -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                                   APPENDIX D
               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
        MUNICIPAL INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997


                                                              PERCENTAGE
                                                                OF NET
         SECURITY                                               ASSETS
         --------                                               ------
         Preferred Stock .................................        ---%
         Short-term Obligations and Other Assets .........        1.6%
         Debt-- Unrated ..................................        5.0%
         Debt-- Standard & Poor's Rating
                  AAA ....................................         17%
                  AA .....................................        5.0%
                  A ......................................         11%
                  BBB.....................................       52.6%
                  BB......................................        7.8%
                  B.......................................        ---%
                  CCC.....................................        ---%
                  C/D.....................................        ---%

The chart above indicates the composition of the Municipal Income Fund for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Fund's net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.

               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
          BOND INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                                               PERCENTAGE
                                                                 OF NET
         SECURITY                                                ASSETS
         --------                                                ------
         Preferred Stock .................................        ---%
         Short-term Obligations and Other Assets .........        0.5%
         Debt-- Unrated ..................................        ---%
         Debt-- Standard & Poor's Rating
                  AAA ....................................       24.5%
                  AA .....................................       12.7%
                  A ......................................       11.8%
                  BBB.....................................       30.5%
                  BB......................................         20%
                  B.......................................        ---%
                  CCC.....................................        ---%
                  C/D.....................................        ---%

The chart above indicates the composition of the Bond Income Fund for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Fund's net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.

               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
           CALIFORNIA FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                                              PERCENTAGE
                                                                OF NET
         SECURITY                                                ASSETS
         --------                                                ------
         Preferred Stock .....................................    ---%
         Short-term Obligations and Other Assets .............   3.15%
         Debt-- Unrated .....................................       0%
         Debt-- Standard & Poor's Rating
                  AAA .......................................    32.0%
                  AA ........................................     4.5%
                  A .........................................    20.2%
                  BBB........................................    32.5%
                  BB.........................................    7.65%
                  B..........................................       0%
                  CCC........................................     ---%
                  C/D........................................     ---%

The chart above indicates the composition of the California Fund for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Fund's net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.

               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
         MASSACHUSETTS FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                                              PERCENTAGE
                                                                OF NET
         SECURITY                                               ASSETS
         --------                                               ------
         Preferred Stock .....................................   ---%
         Short-term Obligations and Other Assets .............   ---%
         Debt-- Unrated .....................................    ---%
         Debt-- Standard & Poor's Rating
                  AAA .......................................   48.8%
                  AA ........................................    7.6%
                  A .........................................   26.3%
                  BBB........................................  10.08%
                  BB.........................................   3.59%
                  B..........................................   3.63%
                  CCC........................................    ---%
                  C/D........................................    ---%

The chart above indicates the composition of the Massachusetts Fund for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Fund's net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.

               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
      INTERNATIONAL EQUITY FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                                              PERCENTAGE
                                                                OF NET
         SECURITY                                               ASSETS
         --------                                               ------
         Common Stock ......................................    82.9%
         Short-term Obligations and Other Assets .............   9.3%
         Convertible Securities ..............................   0.2%
         Debt-- Unrated .....................................    0.3%
                  Debt -- Standard & Poor's Rating
                  AAA .......................................      0%
                  AA ........................................      0%
                  A .........................................      0%
                  BBB........................................    1.0%
                  BB.........................................    6.0%
                  B..........................................    0.3%
                  CCC........................................      0%
                  C/D........................................      0%

The chart above indicates the composition of the International Equity Fund for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Fund's net assets invested in each category as of the end of each month during the year. Loomis Sayles does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.

                                                       Registration Nos. 2-11101
                                                                         811-242

                           NEW ENGLAND FUNDS TRUST II

PART C       OTHER INFORMATION

Item 24.    Financial Statements and Exhibits


(a) Financial Highlights for all series of the Registrant are included in Part A hereof. The following financial statements are incorporated in
        Part II of the statement of additional information filed as Part B hereof by reference to the annual reports to shareholders of the series of the Registrant listed below for the fiscal year ended December 31, 1997, which were filed with the Commission on the dates appearing in parentheses below:

         (1)      New England Adjustable Rate U.S. Government Fund
                    (March 5, 1998)
                  (i)      Portfolio Composition
                  (ii)     Statement of Assets & Liabilities
                  (iii)    Statement of Operations
                  (iv)     Statement of Changes in Net Assets
                  (v)      Per Share Data and Ratios

         (2)      New England Growth Opportunities Fund (March 5, 1998)
                  (i)      Portfolio Composition
                  (ii)     Statement of Assets & Liabilities
                  (iii)    Statement of Operations
                  (iv)     Statement of Changes in Net Assets
                  (v)      Per Share Data and Ratios

         (3)      New England High Income Fund (March 6, 1998)
                  (i)      Portfolio Composition
                  (ii)     Statement of Assets & Liabilities
                  (iii)    Statement of Operations
                  (iv)     Statement of Changes in Net Assets
                  (v)      Per Share Data and Ratios

         (4)      New England Massachusetts Tax Free Income Fund (March 5, 1998)
                  (i)      Portfolio Composition
                  (ii)     Statement of Assets & Liabilities
                  (iii)    Statement of Operations
                  (iv)     Statement of Changes in Net Assets
                  (v)      Per Share Data and Ratios

         (5)      New England Limited Term U.S. Government Fund (March 4, 1998)
                  (i)      Portfolio Composition
                  (ii)     Statement of Assets & Liabilities
                  (iii)    Statement of Operations
                  (iv)     Statement of Changes in Net Assets
                  (v)      Per Share Data and Ratios

         (6)      New England Intermediate Term Tax Free Fund of California
                    (March 5, 1998)
                  (i)      Portfolio Composition
                  (ii)     Statement of Assets & Liabilities
                  (iii)    Statement of Operations
                  (iv)     Statement of Changes in Net Assets
                  (v)      Per Share Data and Ratios

         (7)      New England Intermediate Term Tax Free Fund of New York
                    (March 5, 1998)
                  (i)      Portfolio Composition
                  (ii)     Statement of Assets & Liabilities
                  (iii)    Statement of Operations
                  (iv)     Statement of Changes in Net Assets
                  (v)      Per Share Data and Ratios


(b)      Exhibits:

         1.(a) Second Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 104 to this Registration Statement, filed on April 19, 1996.


           (b) Amendment No. 8 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant is filed herein.


         2.(a) Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 105 to this Registration Statement, filed on August 15, 1996.

           (b) Amendment to the By-Laws of the Registrant is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 105 to this Registration Statement, filed on August 15, 1996.

         3.              Not applicable.

         4.              Rights of shareholders are described in Article III,
                         Section 6 of the Second Amended and Restated Agreement and Declaration of Trust of the Registrant incorporated by reference as Exhibit 1(a) to this Registration Statement.

         5.(a) Advisory Agreement between the Registrant and New England Funds Management, L.P. ("NEFM") relating to the Registrant's New England High Income Fund is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 105 to this Registration Statement, filed on August 15, 1996.

           (b) Advisory Agreements between the Registrant and NEFM relating to the following series of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 104 to this Registration Statement, filed on April 19, 1996:

                          (i)       New England Growth Opportunities Fund
                          (ii)      New England Limited Term U.S. Government
                                    Fund
                          (iii)     New England Adjustable Rate U.S. Government
                                    Fund
                          (iv)      New England Massachusetts Tax Free Income
                                    Fund
                          (v) New England Intermediate Term Tax Free Fund of California
                          (vi) New England Intermediate Term Tax Free Fund of New York

           (c) Sub-Advisory Agreement relating to the Registrant's New England High Income Fund between NEFM and Loomis, Sayles & Company, L.P. ("Loomis Sayles") is incorporated herein by reference to Post-Effective Amendment No. 106 to this Registration Statement, filed on April 18, 1997.

           (d) Sub-Advisory Agreements relating to the following series of the Registrant between NEFM and the subadvisers indicated in parentheses are incorporated herein by reference to Post-Effective Amendment No. 104 to this Registration Statement, filed on April 19, 1996:

                          (i) New England Growth Opportunities Fund (Westpeak Investment Advisors, L.P. ["Westpeak"])
                          (ii) New England Limited Term U.S. Government Fund (Back Bay Advisors, L.P. ["Back Bay Advisors"])
                          (iii) New England Adjustable Rate U.S. Government Fund (Back Bay Advisors)
                          (iv) New England Massachusetts Tax Free Income Fund (Back Bay Advisors)
                          (v) New England Intermediate Term Tax Free Fund of California (Back Bay Advisors)
                          (vi) New England Intermediate Term Tax Free Fund of New York (Back Bay Advisors)

         6.(a) Form of Distribution Agreement between the Registrant, on behalf of each of its series, and New England Funds, L.P. is incorporated herein by reference to Post-Effective Amendment No. 104 to this Registration Statement, filed on April 19, 1996.

         7.              Not applicable.

         8.(a) Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Contract and the Transfer and Service Agency Agreement to New England Adjustable Rate U.S. Government Fund is incorporated herein by reference to Post-Effective Amendment No. 106 to this Registration Statement, filed on April 18, 1997.

           (b) Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Contract and the Transfer Agency and Service Agreement to New England Intermediate Term Tax Free Fund of California and New England Intermediate Term Tax Free Fund of New York is incorporated herein by reference to Post-Effective Amendment No. 106 to this Registration Statement, filed on April 18, 1997.

           (c) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Contract and the Transfer Agency and Service Agreement to Growth Fund of Israel is incorporated herein by reference to Post-Effective Amendment No. 100 to this Registration Statement, filed on October 11, 1995.

           (d) Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(d) to Post-Effective Amendment No. 105 to this Registration Statement, filed on August 15, 1996.


         9.(a) Shareholder Servicing and Transfer Agent Agreement between the Registrant and TNE Investment Services Corporation is incorporated herein by reference to Post-Effective Amendment No. 106 to this Registration Statement, filed on April 18, 1997.

           (b) Form of Dealer Agreement of New England Funds, L.P., the Registrant's principal underwriter, is filed herein.

           (c) Organizational Expense Reimbursement Agreement between the Registrant, on behalf of its New England Intermediate Term Tax Free Fund of California and New England Intermediate Term Tax Free Fund of New York, and New England Funds, L.P. is incorporated herein by reference to Post-Effective Amendment No. 106 to this Registration Statement, filed on April 18, 1997.

           (d) Form of Class B Shares Remittance Agreement between the Registrant and New England Funds, L.P., relating to each series of the Registrant, is incorporated by reference to Post-Effective Amendment No. 104 to this Registration Statement, filed on April 19, 1996.

           (e) Organizational Expense Reimbursement Agreement between the Registrant, on behalf of its Growth Fund of Israel, and New England Funds, L.P. is incorporated by reference to Post-Effective Amendment No. 104 to this Registration Statement, filed on April 19, 1996.

           (f) Sub-Transfer Agency and Service Agreement between TNE Investment Services Corporation and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 106 to this Registration Statement, filed on April 18, 1997.

         10.(a) Opinion and consent of counsel with respect to the Registrant's New England Growth Opportunities Fund, New England High Income Fund, New England Limited Term U.S. Government Fund, and New England Massachusetts Tax Free Income Fund is incorporated herein by reference to Post-Effective Amendment No. 106 to this Registration Statement, filed on April 18, 1997.

           (b) Opinion and consent of counsel with respect to offering multiple classes of shares for all series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 106 to this Registration Statement, filed on April 18, 1997.

           (c) Opinion and consent of counsel with respect to the Registrant's Rule 24e-2 Notice is incorporated herein by reference to Post-Effective Amendment No. 106 to this Registration Statement, filed on April 18, 1997.

           (d) Opinion and consent of counsel with respect to the Registrant's Rule 24e-2 Notice is incorporated herein to Post-Effective Amendment No. 104 to this Registration Statement filed on April 19, 1996.

         11. Consents of Price Waterhouse LLP and Coopers & Lybrand L.L.P. are filed herewith.


         12.             None.

         13.             Not applicable.

         14.             Model Retirement Plans.

                         (a) Keogh Plan is incorporated herein by reference to
                         Exhibit 14(a) to Post-Effective Amendment No. 78 to this Registration Statement, filed on August 1, 1985.

                         (b) IRA Plan is incorporated herein by reference to
                         Exhibit 14(b) to Post-Effective Amendment No. 78 to this Registration Statement, filed on August 1, 1985.

         15.(a) Rule 12b-1 Plans relating to Class A shares of the Registrant's New England Massachusetts Tax Free Income Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York, New England High Income Fund, New England Growth Opportunities Fund, New England Limited Term U.S. Government Fund and New England Adjustable Rate U.S. Government Fund are incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 105 to this Registration Statement, filed on August 15, 1996.

           (b) Form of Rule 12b-1 Plan relating to the Class B shares of each series of the Registrant is incorporated by reference to Post-Effective Amendment No. 104 to this Registration Statement, filed on April 19, 1996.

           (c) Rule 12b-1 Plan relating to the Class C shares of New England Limited Term U.S. Government Fund is incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 105 to this Registration Statement, filed on August 15, 1996.

           (d) Rule 12b-1 Plan relating to Class C shares of New England Growth Opportunities Fund is incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 105 to this Registration Statement, filed on August 15, 1996.

         16. Schedule for computation of performance quotations is incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 83 to this Registration Statement, filed on November 4, 1988.


         17.             Financial Data Schedule is filed herein.


         18. Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 as amended effective January 31, 1997 is incorporated herein by reference to Post-Effective Amendment No. 106 to this Registration Statement, filed on April 18, 1997.


         19.(a) Powers of Attorney designating Edward A. Benjamin, Frank Nesvet and John E. Pelletier as attorneys to sign for Henry L.P. Schmelzer are incorporated by reference to Post-Effective Amendment No. 108 to this Registration Statement filed on February 27, 1998.

            (b) Powers of Attorney designating Edward A. Benjamin, Frank Nesvet, Henry L. P. Schmelzer and John E. Pelletier as attorneys to sign for Graham T. Allison, Daniel M. Cain, Kenneth J. Cowan, Richard Darman, Sandra O. Moose, John A. Shane, Peter S. Voss and Pendelton P. White are incorporated by reference to Post-Effective Amendment No. 108 to this Registration Statement filed on February 27, 1998.


Item 25. Persons Controlled by or under Common Control with Registrant

None.

Item 26. Number of Holders of Securities


The following table sets forth the number of record holders of each class of securities of the Registrant as of February 28, 1998:


                                                                         Number of Record Holders
                                                                         ------------------------
Title of Series                                          Class A         Class B         Class C         Class Y
---------------                                          -------         -------         -------         -------

New England Adjustable Rate U.S. Government Fund          5,945            643             ---             ---

New England Growth Opportunities Fund                     21,721          16,260           876             ---

New England Limited Term U.S. Government Fund             20,694          2,569           1,015             14

New England High Income Fund                              5,733           4,182            ---             ---

New England Massachusetts Tax Free Income Fund            5,685            600             ---             ---

New England Intermediate Term Tax Free Fund of
   California                                             1,082            329             ---             ---

New England Tax Free Income Fund of New York              1,099            236             ---             ---


Item 27. Indemnification

See Article 4 of the Trust's Amended and Restated By-Laws, filed as Exhibit 2(B) to Post-Effective Amendment No. 83 to Registration Statement, filed on November 4, 1988, which is incorporated herein by reference.


In addition, Nvest, L.P., the parent company of the Registrant's adviser and distributor, maintains a directors and officers liability insurance policy with maximum coverage of $15 million, under which the trustees and officers of the Registrant are named insured.


Item 28. Business and Other Connections of Investment Adviser


(a) Back Bay Advisors, the subadviser of the Registrant's New England Massachusetts Tax Free Income Fund, New England Intermediate Term Tax Free Fund of California, New England Tax Free Income Fund of New York, New England Limited Term U.S. Government Fund and New England Adjustable Rate U.S. Government Fund, is wholly owned by Nvest Companies, L.P. ("Nvest Companies"). Back Bay Advisors serves as investment adviser to a number of other registered investment companies. Back Bay Advisors' general partner, directors and officers have been engaged during the past two fiscal years in the following businesses, professions, vocations or employments of a substantial nature (former affiliations are marked with an asterisk):


          Name and Office with                         Name and Address of                           Nature of
            Back Bay Advisors                           Other Affiliations                          Connection
            ------------------                         -------------------                          -----------
Back Bay Advisors, Inc.                    None                                          None
General Partner

Charles T. Wallis,                         NEF Corporation                               Director
President and Chief Executive Officer      399 Boylston Street
                                           Boston, MA 02116

                                           Back Bay Advisors, Inc.                       President, Chief Executive
                                           399 Boylston Street                           Officer and Director
                                           Boston, MA 02116


Scott A. Millimet,                         Back Bay Advisors, Inc.                       Executive Vice President
Executive Vice President

Edgar M. Reed,                             Aetna Capital Management*                     Head of Fixed Income Management
Executive Vice President and Chief         151 Farmington Avenue                         Group
Investment Officer                         Hartford, CT 06156

J. Scott Nicholson,                        None                                          None
Senior Vice President

Catherine Bunting,                         None                                          None
Senior Vice President

Nathan R. Wentworth,                       None                                          None
Vice President

Paul Zamagni,                              None                                          None
Vice President and Treasurer

Harold B. Bjornson,                        None                                          None
Vice President

Peter Palfrey,                             None                                          None
Vice President

Eric Gutterson,                            None                                          None
Vice President


(b) NEFM, a registered investment adviser that is wholly owned by Nvest Companies, serves as investment adviser to each of the series of the Registrant. NEFM, organized in 1995, also serves as investment adviser to most of the series of New England Funds Trust I and to New England Cash Management Trust, New England Tax Exempt Money Market Trust and New England Funds Trust III. NEFM's general partner, directors and officers have been engaged during the past two fiscal years in the following businesses, professions, vocations or employments of a substantial nature (former affiliations are marked with an asterisk):


          Name and Office with                     Name and Address of                           Nature of
                  NEFM                              Other Affiliations                           Connection
          --------------------                     -------------------                           ----------
NEF Corporation                           New England Funds, L.P.                 General Partner
General Partner                           399 Boylston Street
                                          Boston, MA 02116


Henry L.P. Schmelzer,                     New England Funds, L.P.                  Managing Director, President and Chief
Managing Director, President and Chief                                             Executive Officer
Executive Officer


                                          NEF Corporation                          President, Chief Executive Officer and
                                                                                   Director

                                          New England Funds Service Corporation    Chief Executive Officer
                                          ("NEFSCO")
                                          399 Boylston Street
                                          Boston, MA  02116

                                          Back Bay Advisors, Inc.                  Director

                                          New England Securities Corporation*      Director
                                          399 Boylston Street
                                          Boston, MA 02116


Frank Nesvet,                             New England Funds, L.P.                  Managing Director, Senior Vice
Managing Director, Senior Vice                                                     President and Fund Treasurer
President and Fund Treasurer

                                          NEF Corporation                          Senior Vice President and Fund
                                                                                   Treasurer

                                          NEFSCO                                   Senior Vice President and Fund
                                                                                   Treasurer

John E. Pelletier,                        NEF Corporation                          Senior Vice President, General
Managing Director, Senior Vice                                                     Counsel, Secretary and Clerk
President, General Counsel, Assistant
Secretary and Clerk


                                          New England Funds, L.P.                  Managing Director, Senior Vice
                                                                                   President, General Counsel, Secretary
                                                                                   and Clerk

                                          NEFSCO                                   Senior Vice President, General Counsel
                                                                                   and Chief Legal Officer

                                          Funds Distributor*                       Vice President and General Counsel
                                          Boston, MA


Bruce R. Speca,                           NEF Corporation                          Executive Vice President
Managing Director and Executive Vice
President


                                          New England Funds, L.P.                  Managing Director and Executive Vice
                                                                                   President

                                          NEFSCO                                   Executive Vice President and Chief
                                                                                   Operating Officer



Scott E. Wennerholm                       New England Funds, L.P.                  Managing Director, Senior Vice
Managing Director, Senior Vice                                                     President and Chief Financial Officer
President and Chief Financial Officer

                                          NEF Corporation                          Senior Vice President and Chief
                                                                                   Financial Officer

                                          NEFSCO                                   Senior Vice President and Chief
                                                                                   Financial Officer

Christopher Wilson                        New England Funds, L.P.                  Managing Director and Senior Vice
Managing Director and Senior Vice                                                  President
President

                                          NEF Corporation                          Senior Vice President

                                          NEFSCO                                   Senior Vice President

James H. Davis                            New England Funds, L.P.                  Managing Director and Senior Vice
Managing Director and Senior Vice                                                  President
President

                                          NEF Corporation                          Senior Vice President

                                          NEFSCO                                   Senior Vice President

Caren I. Leedom                           New England Funds, L.P.                  Managing Director and Senior Vice
Managing Director and Senior Vice                                                  President
President

                                          NEF Corporation                          Senior Vice President

                                          NEFSCO                                   Senior Vice President

Raymond K. Girouard                       New England Funds, L.P.                  Senior Vice Precedent, Comptroller and
Senior Vice President and Assistant                                                Assistant Treasurer
Treasurer

                                          NEF Corporation                          Senior Vice President, Comptroller and
                                                                                   Assistant Treasurer

                                          NEFSCO                                   Senior Vice President, Comptroller and
                                                                                   Assistant Treasurer

Robert E. O'Hare                          New England Funds, L.P.                  Vice President, Senior Counsel,
Vice President, Senior Counsel,                                                    Assistant Secretary and Assistant Clerk
Assistant Secretary and Assistant Clerk

                                          NEF Corporation                          Vice President, Senior Counsel,
                                                                                   Assistant Secretary and Assistant Clerk

                                          NEFSCO                                   Vice President, Senior Counsel,
                                                                                   Assistant Secretary and Assistant Clerk


Martin G. Dyer,                           NEF Corporation                          Vice President and Assistant Secretary
Vice President and Assistant Secretary

                                          New England Funds, L.P.                  Vice President and Assistant Secretary


                                          NEFSCO                                   Vice President and Assistant Secretary

Ralph M. Greggs,                          None                                     None
Senior Vice President

Beatriz A. Pina-Smith                     NEF Corporation                          Vice President and Assistant Treasurer
Vice President and Assistant Treasurer                                             and Assistant Controller

                                          New England Funds, L.P.                  Vice President and Assistant Treasurer
                                                                                   and Assistant Controller

(c) Westpeak serves as subadviser to the Registrant's New England Growth Opportunities Fund, and is wholly owned by Nvest Companies. Organized in 1991, Westpeak provides investment management services to other mutual funds and institutional clients. Westpeak's general partner, directors and officers have been engaged during the past two fiscal years in the following businesses, professions, vocations or employments of a substantial nature (former affiliations are marked with an asterisk):


          Name and Office with                     Name and Address of                           Nature of
                Westpeak                            Other Affiliations                           Connection
          --------------------                     -------------------                          ------------
Westpeak Investment Advisors, Inc.        None                                    None
General Partner

Gerald H. Scriver                         None                                    None
President, Chief Executive Officer and
Chief Investment Officer

Edward N. Wadsworth                       NEIC                                    Executive Vice President, Clerk,
Clerk, Secretary, Chief Legal Officer     399 Boylston Street                     Secretary and General Counsel
                                          Boston, MA 02116

                                          NEIC Inc.                               Executive Vice President, Clerk,
                                          399 Boylston Street                     Secretary and General Counsel
                                          Boston, MA 02116

                                          Marlborough Capital Advisors, Inc.      Assistant Clerk
                                          399 Boylston Street
                                          Boston, MA  02116

                                          New England Investment Associates,      Secretary
                                          Inc. ("NEIA")
                                          399 Boylston Street
                                          Boston, MA 02116

Robert A. Franz                           None                                    None
Senior Vice President

Philip J. Cooper                          None                                    None
Vice President Portfolio Management

(d) Loomis Sayles, the subadviser of the Registrant's New England High Income Fund provides investment advice to a number of other registered investment companies and to other organizations and individuals. Loomis Sayles' general partner, directors and officers have been engaged during the past two fiscal years in the following other businesses, professions, vocations or employments of a substantial nature:

          Name and Office with                         Name and Address of                           Nature of
              Loomis Sayles                             Other Affiliations                          Connection
          --------------------                         -------------------                          -----------
Loomis Sayles & Company, Incorporated      None                                          None

("LSCI")

General Partner

Robert J. Blanding,                        None                                          None
President and Chief Executive Officer

Daniel J. Fuss,                            None                                          None
Executive Vice President

Jeffrey L. Meade,                          None                                          None
Executive Vice President and Chief
Operating Officer

Sandra P. Tichenor,                        None                                          None
Vice President, General Counsel and
Secretary

Meri Anne Beck,                            None                                          None
Vice President

Mary C. Champagne,                         None                                          None
Vice President

Paul Drexler,                              None                                          None
Vice President

Richard W. Hurkes,                         None                                          None
Vice President

Carol C. McMurtie,                         None                                          None
Vice President

Tricia H. Mills,                           None                                          None
Vice President


Item 29. Principal Underwriter

(a) New England Funds, L.P., the Registrant's principal underwriter, also serves as principal underwriter for:

            New England Funds Trust I
            New England Funds Trust III

            New England Tax Exempt Money Market Trust
            New England Cash Management Trust

(b) The general partner and officers of the Registrant's principal underwriter, New England Funds, L.P., and their address are as follows:

                                                   Positions and Offices with                   Positions and Offices
                   Name                               Principal Underwriter                        with Registrant
                   ----                            --------------------------                   ----------------------
 NEF Corporation                           General Partner                              None

 Henry L.P. Schmelzer                      Managing Director, President and Chief       President and Trustee
                                           Executive Officer

 Bruce R. Speca                            Managing Director and Executive Vice         Executive Vice President
                                           President

 John E. Pelletier                         Managing Director, Senior Vice President,    Secretary and Clerk
                                           General Counsel, Secretary and Clerk

 Frank Nesvet                              Managing Director, Senior Vice President     Treasurer
                                           and Chief Financial Officer

 James H. Davis                            Managing Director and Senior Vice President  None

 Caren I. Leedom                           Managing Director and Senior Vice President  None


 Scott Wennerholm                          Managing Director, Chief Financial Officer   None
                                           and Senior Vice President

 Christopher L. Wilson                     Managing Director and Senior Vice            None
                                           President

 Robert E. O'Hare                          Vice President, Senior Counsel, Assistant    None
                                           Secretary and Assistant Clerk

 Raymond K. Girouard                       Senior Vice President, Comptroller and       None
                                           Assistant Treasurer

 Martin G. Dyer                            Vice President and Assistant Secretary       None

 Beatriz A. Pina-Smith                     Vice President and Assistant Comptroller     None
                                           and Assistant Treasurer

 Frank S. Maselli                          Senior Vice President                        None

 Rayonna T. Bennett                        Vice President                               None

 Philip J. Graham                          Vice President                               None


             The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)      Not applicable.

Item 30. Location of Accounts and Records

The following companies maintain possession of the documents required by the specified rules:

(a)      Registrant
         Rule 31a-1(b)(4)
         Rule 31a-2(d)

(b)      State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts 02110
         Rule 31a-1(a)
         Rule 31a(b)(1), (2), (3), (5), (6), (7), (8)
         Rule 31a-2(d)

(c)      (i)      For series of the Registrant managed by Back Bay Advisors:
                  New England Funds Management, L.P.
                  399 Boylston Street
                  Boston, Massachusetts 02116
                  Rule 31a-1(a); Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f)
                  Rule 31a-2(d), (e)

                  Back Bay Advisors, L.P.
                  New England Funds Management L.P.
                  399 Boylston Street
                  Boston, Massachusetts 02116
                  Rule 31a-1(a); Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f)
                  Rule 31a-2(d), (e)

         (ii)     For New England Growth Opportunities Fund:

                  New England Funds Management, L.P.
                  399 Boylston Street
                  Boston, Massachusetts  02116
                  Rule 31a-1(a); Rule 31a-1(b)(9), (10), (11);  Rule 31a-1(f)
                  Rule 31a-2(d), (e)

                  Westpeak Investment Advisors, L.P.
                  1011 Walnut Street
                  Boulder, Colorado 80302
                  Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f)
                  Rule 31a-2(d), (e)

              (iii)        For New England High Income Fund:

                  New England Funds Management, L.P.
                  399 Boylston Street
                  Boston, Massachusetts 02116
                  Rule 31a-1(a); Rule 31a-1(b)(9), (10), (11);  Rule 31a-1(f)
                  Rule 31a-2(d), (e)

                  Loomis, Sayles & Company, L.P.
                  One Financial Center
                  Boston, Massachusetts 02110
                  Rule 31a-1(b)(9), (10), (11); Rule 31a-1(f);
                  Rule 31a-2(d), (e)

(d)      New England Funds, L.P.
         399 Boylston Street
         Boston, Massachusetts 02116
         Rule 31a-1(d)
         Rule 31a-2(c)

Item 31. Management Services

None.

Item 32. Undertakings

The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

                           NEW ENGLAND FUNDS TRUST II

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 109 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, in the Commonwealth of Massachusetts on the 30th day of April, 1998.


                                       New England Funds Trust II

                                       By:  PETER S. VOSS*
                                            ------------------------
                                            Peter S. Voss
                                            Chief Executive Officer

                                       *By:/s/JOHN E. PELLETIER
                                            ------------------------
                                             John E. Pelletier
                                             Attorney-In-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature
---------

                Signature                                   Title                                      Date
                ---------                                   -----                                      -----

PETER S. VOSS*                             Chairman of the Board; Chief Executive                 April 30, 1998
-------------                              Officer; Principal Executive Officer;
Peter S. Voss                              Trustee

/s/FRANK NESVET
----------------------
   Frank Nesvet                            Treasurer                                              April 30, 1998

HENRY L. P. SCHMELZER*                     Trustee                                                April 30, 1998
----------------------
Henry L. P. Schmelzer

GRAHAM T. ALLISON, JR.*                    Trustee                                                April 30, 1998
-----------------------
Graham T. Allison, Jr.

DANIEL M. CAIN*                            Trustee                                                April 30, 1998
-----------------------
Daniel M. Cain

KENNETH J. COWAN*                          Trustee                                                April 30, 1998
-----------------------
Kenneth J. Cowan

RICHARD DARMAN*                            Trustee                                                April 30, 1998
-----------------------
Richard Darman

SANDRA O. MOOSE*                           Trustee                                                April 30, 1998
-----------------------
Sandra O. Moose

JOHN A. SHANE*                             Trustee                                                April 30, 1998
-----------------------
John A. Shane

PENDLETON P. WHITE*                        Trustee                                                April 30, 1998
-----------------------
Pendleton P. White

                                             *By:    /s/JOHN E. PELLETIER
                                                        ------------------
                                                        John E. Pelletier
                                                        Attorney-In-Fact
                                                        April 30, 1998


                           NEW ENGLAND FUNDS TRUST II

                                  EXHIBIT INDEX

EXHIBIT NUMBER                               EXHIBIT
--------------                               -------

   EX - 1(b)         Amendment to Amended and Restated Declaration of Trust
   EX - 9(b)                        Form of Dealer Agreement
    EX - 11      Consents of Price Waterhouse, LLP and Coopers & Lybrand, L.L.P.
    EX - 17                          Financial Data Schedule